UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21977

PowerShares Exchange-Traded Fund Trust II
(Exact name of registrant as specified in charter)

301 W. Roosevelt Road Wheaton, IL			60187
(Address of principal executive offices)			(Zip code)

Andrew Schlossberg President 301 W. Roosevelt Road Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-983-0903

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2012

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2012 Annual Report to Shareholders

October 31, 2012

PowerShares DWA Developed Markets Technical Leaders Portfolio (PIZ)

PowerShares DWA Emerging Markets Technical Leaders Portfolio (PIE)

PowerShares Emerging Markets Infrastructure Portfolio (PXR)

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)

PowerShares Global Agriculture Portfolio (PAGG)

PowerShares Global Clean Energy Portfolio (PBD)

PowerShares Global Coal Portfolio (PKOL)

PowerShares Global Gold and Precious Metals Portfolio (PSAU)

PowerShares Global Nuclear Energy Portfolio (PKN)

PowerShares Global Steel Portfolio (PSTL)

PowerShares Global Water Portfolio (PIO)

PowerShares Global Wind Energy Portfolio (PWND)

PowerShares MENA Frontier Countries Portfolio (PMNA)

PowerShares S&P International Developed High Quality Portfolio (IDHQ)

The Market Environment	3
Manager's Analysis	4
Frequency Distribution of Discounts & Premiums	48
Fees and Expenses	50
International Portfolios
Schedules of Investments
PowerShares DWA Developed Markets Technical Leaders Portfolio (PIZ)	53
PowerShares DWA Emerging Markets Technical Leaders Portfolio (PIE)	55
PowerShares Emerging Markets Infrastructure Portfolio (PXR)	57
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)	59
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)	62
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)	74
PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)	90
PowerShares Global Agriculture Portfolio (PAGG)	95
PowerShares Global Clean Energy Portfolio (PBD)	96
PowerShares Global Coal Portfolio (PKOL)	98
PowerShares Global Gold and Precious Metals Portfolio (PSAU)	99
PowerShares Global Nuclear Energy Portfolio (PKN)	101
PowerShares Global Steel Portfolio (PSTL)	102
PowerShares Global Water Portfolio (PIO)	104
PowerShares Global Wind Energy Portfolio (PWND)	105
PowerShares MENA Frontier Countries Portfolio (PMNA)	106
PowerShares S&P International Developed High Quality Portfolio (IDHQ)	107
Statements of Assets and Liabilities	112
Statements of Operations	116
Statements of Changes in Net Assets	120
Financial Highlights	126
Notes to Financial Statements	135
Report of Independent Registered Public Accounting Firm	153
Tax Information	154
Trustees and Officers	156

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The Market Environment

Domestic Equity:

The fiscal year began with improving economic data in the U.S. and a rally in equities that continued almost uninterrupted into the spring of 2012. However, the ongoing Eurozone sovereign debt crisis intensified in April and May, dominating headlines and creating significant volatility in equity markets across the globe.

This negative news from overseas precipitated a slowdown in the U.S., where economic data began to decelerate as manufacturing, employment, consumer spending and consumer confidence weakened over the summer. While corporate earnings remained solid, financial markets were influenced by macroeconomic developments for much of the reporting period. As the fiscal year drew to a close, fears about the fate of the Eurozone began to subside after the European Central Bank ("ECB") announced new measures to support Eurozone economies through potentially unlimited purchases of sovereign debt, among other measures. At the same time, continued risk aversion among investors and corporations, along with tepid employment growth, prompted the U.S. Federal Reserve ("the Fed") to initiate a third round of quantitative easing ("QE3") by promising to remain accommodative until the labor market outlook improved materially. The Fed's action initially bolstered equity markets, but the potential impact on employment and economic conditions remained uncertain. At the close of the reporting period, market volatility increased as many investors remained concerned about the uncertainty surrounding the outcome of the presidential election and the so-called "fiscal cliff" – a variety of tax increases and spending cuts scheduled to take effect in January 2013, unless an agreement is reached between the White House and Congress.

Despite volatility for much of the reporting period, major equity market indexes delivered double-digit gains, and all ten sectors of the S&P 500® Index had positive returns.

International Equity:

During the reporting period ended October 31, 2012, global equity markets remained volatile. At the beginning of the reporting period, macro events – ranging from continuing political instability in the Middle East, lingering economic effects of the March 2011 earthquake and tsunami in Japan, the ongoing Eurozone sovereign debt crisis, effects of Standard & Poor's first-ever downgrade of U.S. debt in August 2011, a slowing Chinese property market and generally higher inflation across the developing world – weighed on global economic growth and equity markets. While the markets rebounded modestly in December 2011, macroeconomic concerns continued, stemming largely from the unstable economic conditions of Greece and Spain.

Toward the end of the reporting period, global central banks announced a series of stimulative policies. ECB announced new measures to support Eurozone economies through potentially unlimited purchases of sovereign debt, with ECB President Mario Draghi pledging to "do whatever it takes" to save the euro (although key details of the plan remain unresolved). The Fed announced a third round of QE3 by promising to remain accommodative until the U.S. labor market outlook improved materially. Also, the Bank of Japan took steps to increase its asset purchase program. These easing measures were well-received by investors and helped drive international equity markets higher in the final months of the reporting period, despite signs of a continued slowdown in global economic growth.

Manager's Analysis

PowerShares DWA Developed Markets Technical Leaders Portfolio (ticker: PIZ)

As an index fund, the PowerShares DWA Developed Markets Technical Leaders Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Developed Markets Technical Leaders Index (the "Index"). The Fund will invest at least 90% of its total assets in the equity securities from countries with developed economies that comprise the Index, and American depositary receipts and global depositary receipts that are based on the securities in the Index. The Index is comprised of equity securities selected pursuant to a proprietary selection methology from a universe of approximately 1,000 securities in developed economies, excluding companies listed on a U.S. stock exchange.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 6.99%, and on a net asset value ("NAV") basis, the Fund returned 5.43%. During the same reporting period, the Index returned 7.36%, while the MSCI EAFE® Index returned 4.61%, the MSCI EAFE® Growth Index returned 4.67%, and the S&P 500® Index returned 15.21%.

For the year ended October 31, 2012, the securities in the United Kingdom contributed most significantly to the Fund's return, followed by those in Canada and Singapore, respectively. Securities in Japan detracted most from the Fund's return, followed by those in the United States and China, respectively.

Positions that contributed most significantly to the Fund's return included Galaxy Entertainment Group Ltd. (portfolio average weight of 0.71%) and Continental AG (portfolio average weight of 0.91%). Positions that detracted most significantly from the Fund's return included Infineon Technologies AG (no longer held at October 31, 2012) and Burberry Group PLC (no longer held at October 31, 2012).

Sector Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Consumer Discretionary	25.7
Industrials	16.9
Energy	12.3
Financials	10.6
Health Care	10.3
Materials	9.1
Consumer Staples	8.3
Information Technology	4.8
Telecommunication Services	2.0
Other assets less liabilities	0.0

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Large-Cap Growth	32.3
Large-Cap Value	12.3
Mid-Cap Growth	31.5
Mid-Cap Value	23.0
Small-Cap Growth	0.9

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
ProSiebenSat.1 Media AG (Preference)	3.1
Aggreko PLC	2.5
Galaxy Entertainment Group Ltd.	2.3
Sports Direct International PLC	2.0
CSL Ltd.	1.9
Gerry Weber International AG	1.9
Rightmove PLC	1.7
First Resources Ltd.	1.7
Valeant Pharmaceuticals International, Inc.	1.5
Melrose PLC	1.5
Total	20.1

Manager's Analysis (Continued)

PowerShares DWA Developed Markets Technical Leaders Portfolio (ticker: PIZ)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2012
	Avg. Ann.††		Fund Inception†
	1 Year	3 Years	Avg. Ann.††	Cumulative
Index
Dorsey Wright® Developed Markets Technical Leaders Index	7.36%	7.38%	(2.20)%	(10.21)%
MSCI EAFE® Index	4.61%	2.83%	(4.91)%	(21.59)%
MSCI EAFE® Growth Index	4.67%	4.49%	(4.24)%	(18.89)%
S&P 500® Index	15.21%	13.21%	1.41%	6.99%
Fund
NAV Return	5.43%	5.79%	(3.58)%	(16.18)%
Share Price Return	6.99%	6.72%	(3.58)%	(16.19)%

Fund Inception: December 28, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.80% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The MSCI EAFE® Index, MSCI EAFE® Growth Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 921, 530 and 500 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

Manager's Analysis

PowerShares DWA Emerging Markets Technical Leaders Portfolio (ticker: PIE)

As an index fund, the PowerShares DWA Emerging Markets Technical Leaders Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Emerging Markets Technical Leaders Index (the "Index"). The Fund will invest at least 90% of its total assets in the equity securities from countries with emerging economies that comprise the Index, and American depositary receipts and global depositary receipts that are based on the securities in the Index. Historically, the Index has consisted of securities of companies listed on exchanges in Brazil, Chile, China, India, Indonesia, the Philippines, South Africa, Thailand and Turkey.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 8.84%, and on a net asset value ("NAV") basis, the Fund returned 8.12%. During the same reporting period, the Index returned 8.90%, while the MSCI Emerging Markets IndexSM returned 2.63%, the MSCI Emerging Markets Growth Index returned 3.89%, and the S&P 500® Index returned 15.21%.

For the year ended October 31, 2012, the securities in Mexico contributed most significantly to the Fund's return, followed by those in Thailand and South Africa, respectively. Securities in China detracted most from the Fund's return, followed by those in Turkey and Indonesia, respectively.

Positions that contributed most significantly to the Fund's return included Controladora Comercial Mexicana S.A.B. de C.V. (portfolio average weight of 2.26%) and Big C Supercenter PCL (no longer held at October 31, 2012). Positions that detracted most significantly from the Fund's return included CJ O Shopping Co. Ltd. (no longer held at October 31, 2012) and United Tractors (no longer held at October 31, 2012).

Sector Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Consumer Discretionary	24.9
Consumer Staples	17.9
Financials	14.3
Industrials	14.0
Materials	11.5
Health Care	6.5
Energy	4.7
Information Technology	3.5
Telecommunication Services	2.0
Utilities	0.7
Other assets less liabilities	0.0

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Large-Cap Growth	19.6
Large-Cap Value	29.1
Mid-Cap Growth	11.5
Mid-Cap Value	29.8
Small-Cap Growth	3.9
Small-Cap Value	6.1

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Great Wall Motor Co. Ltd., Class H	2.4
Controladora Comercial Mexicana SAB de CV	2.2
Universal Robina Corp.	2.1
PT Kalbe Farma Tbk	2.1
Mr. Price Group Ltd.	2.0
PT Media Nusantara Citra Tbk	2.0
Yulon Nissan Motor Co. Ltd.	1.9
Kia Motors Corp.	1.9
Konya Cimento Sanayii AS	1.9
Alfa SAB de CV, Class A	1.8
Total	20.3

Manager's Analysis (Continued)

PowerShares DWA Emerging Markets Technical Leaders Portfolio (ticker: PIE)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2012
	Avg. Ann.††		Fund Inception†
	1 Year	3 Years	Avg. Ann.††	Cumulative
Index
Dorsey Wright® Emerging Markets Technical Leaders Index	8.90%	13.50%	(1.51)%	(7.12)%
MSCI Emerging Markets IndexSM	2.63%	5.38%	(2.18)%	(10.09)%
MSCI Emerging Markets Growth Index	3.89%	5.99%	(3.33)%	(15.11)%
S&P 500® Index	15.21%	13.21%	1.41%	6.99%
Fund
NAV Return	8.12%	10.35%	(6.65)%	(28.36)%
Share Price Return	8.84%	10.80%	(6.75)%	(28.70)%

Fund Inception: December 28, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.90% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The MSCI Emerging Markets IndexSM, MSCI Emerging Markets Growth Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 818, 454 and 500 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

Manager's Analysis

PowerShares Emerging Markets Infrastructure Portfolio (ticker: PXR)

As an index fund, the PowerShares Emerging Markets Infrastructure Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S-Network Emerging Infrastructure Builders IndexSM (the "Index"). The Fund will invest at least 90% of its total assets in the equity securities of companies involved in the following sectors related to infrastructure construction and development in emerging market countries: 1) construction and engineering; 2) construction machinery; 3) construction materials; 4) diversified metals and mining; 5) heavy electrical equipment; 6) industrial machinery; and 7) steel, and that comprise the Index, and American depositary receipts and global depositary receipts that are based on the securities in the Index. Historically, the Index has consisted of securities of companies listed on exchanges in Australia, Bermuda, Brazil, Canada, Chile, China, Egypt, France, Hong Kong, India, Indonesia, Israel, Luxembourg, Malaysia, Mexico, Poland, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan and the United States.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 0.15%, and on a net asset value ("NAV") basis, the Fund returned 0.13%. During the same reporting period, the Index returned 0.19%, while the MSCI Emerging Markets IndexSM returned 2.63%, the MSCI EAFE® Index returned 4.61%, and the S&P 500® Index returned 15.21%.

For the year ended October 31, 2012, the securities in Mexico contributed most significantly to the Fund's return, followed by those in Indonesia and Taiwan, respectively. Securities in Brazil detracted most from the Fund's return, followed by those in China and Russia, respectively.

Positions that contributed most significantly to the Fund's return included PT Semen Gresik (Persero) Tbk (portfolio average weight of 2.74%) and Cemex S.A.B. de C.V. ADR (portfolio average weight of 1.36%). Positions that detracted most significantly from the Fund's return included Dongfang Electric Corp. Ltd., H-Shares (portfolio average weight of 1.73%) and Vale S.A. ADR (portfolio average weight of 3.01%).

Sector Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Materials	50.5
Industrials	45.9
Utilities	1.2
Consumer Discretionary	1.0
Financials	0.8
Telecommunication Services	0.6
Money Market Fund	1.3
Liabilities in excess of other assets	(1.3)

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Large-Cap Growth	28.8
Large-Cap Value	28.5
Mid-Cap Growth	11.1
Mid-Cap Value	15.6
Small-Cap Growth	9.2
Small-Cap Value	6.8

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
PT Semen Gresik (Persero) Tbk	3.6
Anhui Conch Cement Co. Ltd., H-Shares	3.5
Taiwan Cement Corp.	3.3
PT Indocement Tunggal Prakarsa Tbk	3.2
Atlas Copco AB, Class A	3.1
Vale SA ADR	3.1
Caterpillar, Inc.	2.9
ABB Ltd.	2.9
Jiangxi Copper Co. Ltd., H-Shares	2.8
Empresas ICA SAB de CV	2.3
Total	30.7

Manager's Analysis (Continued)

PowerShares Emerging Markets Infrastructure Portfolio (ticker: PXR)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2012
	Avg. Ann.††		Fund Inception†
	1 Year	3 Years	Avg. Ann.††	Cumulative
Index
S-Network Emerging Infrastructure Builders IndexSM	0.19%	2.18%	19.72%	106.93%
MSCI EAFE® Index	4.61%	2.83%	8.55%	38.86%
MSCI Emerging Markets IndexSM	2.63%	5.38%	17.72%	92.06%
S&P 500® Index	15.21%	13.21%	12.35%	59.32%
Fund
NAV Return	0.13%	1.75%	17.71%	93.25%
Share Price Return	0.15%	1.38%	14.26%	71.40%

Fund Inception: October 16, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The MSCI Emerging Markets IndexSM, MSCI EAFE® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 818, 921 and 500 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

Manager's Analysis

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (ticker: PAF)

As an index fund, the PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI Developed Asia Pacific ex Japan Index (the "Index"). The Fund will invest at least 90% of its total assets in equity securities that are classified as "Asia Pacific" within the country classification definition of FTSE International Limited, excluding Japanese companies, and that comprise the Index, and American depositary receipts and global depositary receipts that are based on the securities in the Index.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 9.33%, and on a net asset value ("NAV") basis, the Fund returned 8.92%. During the same reporting period, the Index returned 8.62%, while the MSCI Pacific ex Japan Index returned 10.15%, the MSCI EAFE® Index returned 4.61%, and the S&P 500® Index returned 15.21%.

For the year ended October 31, 2012, the securities in Australia contributed most significantly to the Fund's return, followed by those in Hong Kong and Singapore, respectively.

Positions that contributed most significantly to the Fund's return included Samsung Electronics Co. Ltd. (portfolio average weight of 6.71%) and Commonwealth Bank of Australia (portfolio average weight of 4.00%). Positions that detracted most significantly from the Fund's return included BHP Billiton Ltd. (portfolio average weight of 3.83%) and Rio Tinto Ltd. (portfolio average weight of 0.92%).

Sector Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Financials	40.7
Industrials	14.1
Materials	11.4
Information Technology	9.0
Consumer Discretionary	7.4
Consumer Staples	5.1
Telecommunication Services	4.7
Energy	3.7
Utilities	3.2
Health Care	0.7
Money Market Fund	0.0
Liabilities in excess of other assets	(0.0)

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Large-Cap Growth	31.7
Large-Cap Value	58.9
Mid-Cap Growth	2.3
Mid-Cap Value	6.8
Small-Cap Value	0.3

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Samsung Electronics Co. Ltd.	6.6
Commonwealth Bank of Australia	4.0
Westpac Banking Corp.	3.8
National Australia Bank Ltd.	3.8
BHP Billiton Ltd.	3.7
Australia & New Zealand Banking Group Ltd.	3.3
Hyundai Motor Co.	2.1
POSCO	2.1
Hutchison Whampoa Ltd.	1.8
Woolworths Ltd.	1.7
Total	32.9

Manager's Analysis (Continued)

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (ticker: PAF)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)				As of October 31, 2012
	Avg. Ann.††			Fund Inception†
	1 Year	3 Years	5 Years	Avg. Ann.††	Cumulative
Index
FTSE RAFI Developed Asia Pacific ex Japan Index	8.62%	10.09%	1.27%	5.77%	35.01%
MSCI Pacific ex Japan Index	10.15%	8.46%	(0.99)%	2.82%	15.98%
MSCI EAFE® Index	4.61%	2.83%	(5.81)%	(4.39)%	(21.29)%
S&P 500® Index	15.21%	13.21%	0.36%	1.01%	5.53%
Fund
NAV Return	8.92%	9.36%	0.24%	4.73%	28.08%
Share Price Return	9.33%	9.41%	(0.27)%	4.73%	28.06%

Fund Inception: June 25, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.80% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The MSCI Pacific ex Japan Index, MSCI EAFE® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 148, 921 and 500 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

Manager's Analysis

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (ticker: PXF)

As an index fund, the PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI Developed ex U.S. Index (the "Index"). The Fund will invest at least 90% of its total assets in the securities of companies originating in countries that are classified as "developed" within the country classification definition of FTSE International Limited, excluding the United States, and that comprise the Index, and American depositary receipts and global depositary receipts that are based on the securities in the Index. Historically, the Index has consisted of securities of companies that were domiciled in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland and the United Kingdom or primarily listed on an exchange in such countries.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 2.35%, and on a net asset value ("NAV") basis, the Fund returned 0.53%. During the same reporting period, the Index returned 1.64%, while the MSCI EAFE® Index returned 4.61%.

For the year ended October 31, 2012, the securities in the United Kingdom contributed most significantly to the Fund's return, followed by those in Germany and Australia, respectively. Securities in Japan detracted most from the Fund's return, followed by those in Spain and Italy, respectively.

Positions that contributed most significantly to the Fund's return included Samsung Electronics Co. Ltd. (portfolio average weight of 0.85%) and HSBC Holdings PLC (portfolio average weight of 1.54%). Positions that detracted most significantly from the Fund's return included Telefonica S.A. (portfolio average weight of 0.88%) and Nokia Oyj (portfolio average weight of 0.30%).

Manager's Analysis (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (ticker: PXF)

Sector Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Financials	29.5
Industrials	11.7
Energy	10.8
Consumer Discretionary	9.3
Materials	8.0
Consumer Staples	7.8
Telecommunication Services	7.4
Utilities	5.9
Health Care	5.7
Information Technology	3.9
Money Market Fund	0.9
Liabilities in excess of other assets	(0.9)

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Large-Cap Growth	34.9
Large-Cap Value	51.4
Mid-Cap Growth	5.6
Mid-Cap Value	7.2
Small-Cap Growth	0.5
Small-Cap Value	0.4

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
BP PLC	1.8
HSBC Holdings PLC	1.7
Vodafone Group PLC	1.4
Total SA	1.4
Royal Dutch Shell PLC, Class A	1.3
Banco Santander SA	1.2
Royal Dutch Shell PLC, Class B	1.0
Sanofi	1.0
Nestle SA	1.0
Eni SpA	0.9
Total	12.7

Manager's Analysis (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (ticker: PXF)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)				As of October 31, 2012
	Avg. Ann.††			Fund Inception†
	1 Year	3 Years	5 Years	Avg. Ann.††	Cumulative
Index
FTSE RAFI Developed ex U.S. Index	1.64%	0.93%	(5.16)%	(3.42)%	(16.98)%
MSCI EAFE® Index	4.61%	2.83%	(5.81)%	(4.39)%	(21.29)%
Fund
NAV Return	0.53%	(0.21)%	(6.22)%	(4.54)%	(22.03)%
Share Price Return	2.35%	0.20%	(6.31)%	(4.50)%	(21.85)%

Fund Inception: June 25, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The MSCI EAFE® Index (the "Benchmark Index") is an unmanaged index used as a measurement of change in stock market conditions based on the average performance of approximately 921 securities.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Index are based on the closest month-end to the Fund's inception date.

††  Average annualized.

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Manager's Analysis

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (ticker: PDN)

As an index fund, the PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI Developed ex US Mid Small 1500 Index (the "Index"). The Fund will invest at least 90% of its total assets in securities of small and medium capitalization companies that comprise the Index, and American depositary receipts and global depositary receipts that are based on the securities in the Index. The Index is designed to track the performance of the small and medium capitalization companies domiciled in developed markets. Historically, the Index has consisted of securities of companies that were domiciled in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland and the United Kingdom.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 4.40%, and on a net asset value ("NAV") basis, the Fund returned 1.32%. During the same reporting period, the Index returned 2.49%, while the MSCI EAFE® Small Cap Index returned 5.90%, the MSCI EAFE® Index returned 4.61%, and the S&P 500® Index returned 15.21%.

For the year ended October 31, 2012, the securities in the United Kingdom contributed most significantly to the Fund's return, followed by those in Canada and Singapore, respectively. Securities in Japan detracted most from the Fund's return, followed by those in South Korea and Israel, respectively.

Positions that contributed most significantly to the Fund's return included Ashtead Group PLC (portfolio average weight of 0.16%) and Progress Energy Resources Corp. (portfolio average weight of 0.20%). Positions that detracted most significantly from the Fund's return included Petroplus Holdings AG (no longer held at October 31, 2012) and Billabong International Ltd. (portfolio average weight of 0.06%).

Manager's Analysis (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (ticker: PDN)

Sector Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Industrials	21.8
Financials	19.2
Consumer Discretionary	17.8
Materials	10.4
Information Technology	8.5
Consumer Staples	8.5
Energy	5.5
Health Care	5.2
Utilities	1.8
Telecommunication Services	1.2
Other assets less liabilities	0.1

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Large-Cap Growth	6.9
Large-Cap Value	6.7
Mid-Cap Growth	30.0
Mid-Cap Value	31.7
Small-Cap Growth	15.2
Small-Cap Value	9.5

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Progress Energy Resources Corp.	0.3
Gemalto NV	0.2
Ashtead Group PLC	0.2
Aiful Corp.	0.2
AMOREPACIFIC Group	0.2
Aegis Group PLC	0.2
Aberdeen Asset Management PLC	0.2
Societe BIC SA	0.2
Bellway PLC	0.2
Kabel Deutschland Holding AG	0.2
Total	2.1

Manager's Analysis (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (ticker: PDN)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)				As of October 31, 2012
	Avg. Ann.††			Fund Inception†
	1 Year	3 Years	5 Years	Avg. Ann.††	Cumulative
Index
FTSE RAFI Developed ex US Mid Small 1500 Index	2.49%	5.36%	(0.41)%	0.55%	2.84%
MSCI EAFE® Small Cap Index	5.90%	5.67%	(3.99)%	(2.77)%	(13.33)%
MSCI EAFE® Index	4.61%	2.83%	(5.81)%	(5.00)%	(22.97)%
S&P 500® Index	15.21%	13.21%	0.36%	0.67%	3.43%
Fund
NAV Return	1.32%	4.62%	(1.42)%	(0.42)%	(2.14)%
Share Price Return	4.40%	5.13%	(1.44)%	(0.56)%	(2.84)%

Fund Inception: September 27, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The MSCI EAFE® Small Cap Index, MSCI EAFE® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 2,245, 921 and 500 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

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Manager's Analysis

PowerShares FTSE RAFI Emerging Markets Portfolio (ticker: PXH)

As an index fund, the PowerShares FTSE RAFI Emerging Markets Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI Emerging Markets Index (the "Index"). The Fund will invest at least 90% of its total assets in securities of companies domiciled in countries that are classified as emerging markets within the country classification definition of FTSE International Limited that comprise the Index and American depositary receipts and global depositary receipts that are based on the securities in the Index. Historically, the Index has consisted of securities of companies that were domiciled in Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned (0.29)%, and on a net asset value ("NAV") basis, the Fund returned 0.37%. During the same reporting period, the Index returned 1.84%, while the MSCI Emerging Markets IndexSM returned 2.63%, the MSCI EAFE® Index returned 4.61%, and the S&P 500® Index returned 15.21%.

For the year ended October 31, 2012, the securities in Mexico contributed most significantly to the Fund's return, followed by those in South Africa and China, respectively. Securities in Brazil detracted most from the Fund's return, followed by those in India and Taiwan, respectively.

Positions that contributed most significantly to the Fund's return included Taiwan Semiconductor Manufacturing Co. Ltd. (portfolio average weight of 2.35%) and Cemex S.A.B. de C.V. (no longer held at October 31, 2012). Positions that detracted most significantly from the Fund's return included Gazprom OAO ADR (portfolio average weight of 3.82%) and Infosys Ltd. ADR (portfolio average weight of 1.89%).

Sector Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Financials	26.9
Energy	21.3
Information Technology	11.7
Telecommunication Services	11.5
Materials	11.2
Industrials	4.9
Consumer Discretionary	4.4
Consumer Staples	3.8
Utilities	3.8
Health Care	0.4
Money Market Fund	1.6
Liabilities in excess of other assets	(1.5)

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Large-Cap Growth	40.5
Large-Cap Value	48.2
Mid-Cap Growth	3.3
Mid-Cap Value	6.6
Small-Cap Growth	0.8
Small-Cap Value	0.6

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
LUKOIL OAO ADR	3.6
Gazprom OAO ADR	3.3
Petroleo Brasileiro SA (Preference)	2.7
China Mobile Ltd.	2.5
Taiwan Semiconductor
Manufacturing Co. Ltd.	2.5
China Construction Bank Corp., H-Shares	2.1
ICICI Bank Ltd. ADR	1.9
America Movil SAB de CV, Series L	1.7
Bank of China Ltd., H-Shares	1.7
Hon Hai Precision Industry Co. Ltd.	1.6
Total	23.6

Manager's Analysis (Continued)

PowerShares FTSE RAFI Emerging Markets Portfolio (ticker: PXH)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)				As of October 31, 2012
	Avg. Ann.††			Fund Inception†
	1 Year	3 Years	5 Years	Avg. Ann.††	Cumulative
Index
FTSE RAFI Emerging Markets Index	1.84%	4.67%	(2.03)%	0.47%	2.40%
MSCI Emerging Markets IndexSM	2.63%	5.38%	(3.47)%	(1.38)%	(6.82)%
MSCI EAFE® Index	4.61%	2.83%	(5.81)%	(5.00)%	(22.97)%
S&P 500® Index	15.21%	13.21%	0.36%	0.67%	3.43%
Fund
NAV Return	0.37%	2.93%	(3.64)%	(1.87)%	(9.14)%
Share Price Return	(0.29)%	2.83%	(4.00)%	(2.37)%	(11.50)%

Fund Inception: September 27, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.85% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The MSCI Emerging Markets IndexSM, MSCI EAFE® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 818, 921 and 500 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

Manager's Analysis

PowerShares Global Agriculture Portfolio (ticker: PAGG)

As an index fund, the PowerShares Global Agriculture Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ OMX Global Agriculture IndexSM (the "Index"). The Fund will invest at least 90% of its total assets in the securities of companies engaged in agriculture and farming-related activities that comprise the Index, and American depositary receipts and global depositary receipts that are based on the securities in the Index.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 2.13%, and on a net asset value ("NAV") basis, the Fund returned 1.85%. During the same reporting period, the Index returned 2.85%, while the MSCI EAFE® Index returned 4.61%, and the S&P 500® Index returned 15.21%.

For the year ended October 31, 2012, the securities in the United States contributed most significantly to the Fund's return, followed by those in Switzerland and Canada, respectively. Securities in Singapore detracted most from the Fund's return, followed by those in Germany and Hong Kong, respectively.

Positions that contributed most significantly to the Fund's return included Syngenta AG (portfolio average weight of 8.23%) and Monsanto Co. (portfolio average weight of 8.24%). Positions that detracted most significantly from the Fund's return included Wilmar International Ltd. (portfolio average weight of 5.20%) and K+S AG (portfolio average weight of 3.74%).

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Agricultural Chemicals	48.7
Agricultural Operations	28.8
Chemicals-Diversified	7.7
Food-Miscellaneous/Diversified	4.3
Transportation-Services	2.9
Pastoral & Agricultural	1.4
Sugar	1.2
Alternative Waste Technologies	1.2
Investment Companies	1.1
Consumer Products-Miscellaneous	1.0
Food-Wholesale/Distribution	0.6
Chemicals-Other	0.5
Food-Retail	0.5
Agricultural Biotechnology	0.1
Other assets less liabilities	0.0

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Large-Cap Growth	57.6
Large-Cap Value	14.5
Mid-Cap Growth	7.5
Mid-Cap Value	16.0
Small-Cap Growth	1.0
Small-Cap Value	3.4

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Syngenta AG	8.7
Archer-Daniels-Midland Co.	7.9
Monsanto Co.	7.8
Potash Corp. of Saskatchewan, Inc.	7.7
Mosaic Co. (The)	7.0
Bunge Ltd.	4.3
Agrium, Inc.	3.8
K+S AG	3.8
CF Industries Holdings, Inc.	3.8
Wilmar International Ltd.	3.8
Total	58.6

Manager's Analysis (Continued)

PowerShares Global Agriculture Portfolio (ticker: PAGG)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2012
	Avg. Ann.††		Fund Inception†
	1 Year	3 Years	Avg. Ann.††	Cumulative
Index
NASDAQ OMX Global Agriculture IndexSM	2.85%	10.60%	6.86%	31.43%
MSCI EAFE® Index	4.61%	2.83%	2.55%	10.84%
S&P 500® Index	15.21%	13.21%	7.15%	32.56%
Fund
NAV Return	1.85%	9.38%	5.52%	24.76%
Share Price Return	2.13%	9.50%	4.92%	21.85%

Fund Inception: September 18, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The MSCI EAFE® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 921 and 500 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

Manager's Analysis

PowerShares Global Clean Energy Portfolio (ticker: PBD)

As an index fund, the PowerShares Global Clean Energy Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the WilderHill New Energy Global Innovation Index (the "Index"). The Fund will invest at least 90% of its total assets in the securities of companies engaged in the business of the advancement of cleaner energy and conservation that comprise the Index, and American depositary receipts and global depositary receipts that are based on the securities in the Index. Historically, the Index has consisted of securities of companies that were listed on stock exchanges in Australia, Austria, Brazil, Canada, China, Denmark, France, Finland, Germany, Hong Kong, India, Ireland, Italy, Japan, New Zealand, Norway, the Philippines, Portugal, South Korea, Spain, Sweden, Switzerland, Taiwan, Turkey, and the United States or primarily listed on an exchange in such countries.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned (23.03)%, and on a net asset value ("NAV") basis, the Fund returned (23.35)%. During the same reporting period, the Index returned (23.83)%, while the S&P Global Clean Energy Index returned (32.46)%, the MSCI World IndexSM returned 9.45%, and the S&P 500® Index returned 15.21%.

For the year ended October 31, 2012, the securities in the Philippines contributed most significantly to the Fund's return, followed by those in New Zealand and Turkey, respectively. Securities in China detracted most from the Fund's return, followed by those in the United States and Taiwan, respectively.

Positions that contributed most significantly to the Fund's return included A.O. Smith Corp. (portfolio average weight of 1.69%) and Elster Group SE ADR (no longer held at October 31, 2012). Positions that detracted most significantly from the Fund's return included Renewable Energy Corp. ASA (portfolio average weight of 1.21%) and SMA Solar Technology AG (portfolio average weight of 1.68%).

Manager's Analysis (Continued)

PowerShares Global Clean Energy Portfolio (ticker: PBD)

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Energy-Alternate Sources	14.8
Electronic Components-Semiconductors	14.1
Electric-Integrated	7.6
Power Conversion/Supply Equipment	7.4
Electric-Generation	5.7
Lighting Products & Systems	4.2
Building & Construction
Products-Miscellaneous	3.8
Semiconductor Equipment	3.6
Auto-Cars/Light Trucks	2.7
Diversified Manufacturing Operations	2.6
Sugar	2.6
Electric-Distributions	2.5
Electronic Measuring Instruments	2.4
Engineering/R&D Services	2.3
Non-Hazardous Waste Disposal	2.0
Alternative Waste Technology	2.0
Auto/Truck Parts & Equipment-Original	1.9
Medical-Biomedical/Genetics	1.9
Machinery-Electrical	1.8
Building-Heavy Construction	1.8
Building Products-Air & Heating	1.8
Semiconductors Components-Integrated Circuits	1.7
Machinery Tools & Related Products	1.5
Metal-Diversified	1.1
Batteries/Battery Systems	1.1
Filtration/Separate Products	0.9
Independent Power Producer	0.7
Computers-Integrated Systems	0.7
Aerospace/Defense	0.5
Electronic Components-Miscellaneous	0.5
Superconductor Products & Systems	0.5
Chemicals-Fibers	0.5
Metal Processors & Fabricators	0.4
Advanced Materials/Production	0.4
Money Market Fund	15.5
Liabilities in excess of other assets	(15.5)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Energy Development Corp.	2.7
Verbund AG	2.7
Contact Energy Ltd.	2.6
First Solar, Inc.	2.5
Brookfield Renewable Energy Partners LP	2.4
Enel Green Power SpA	2.4
GCL-Poly Energy Holdings Ltd.	2.3
Cree, Inc.	2.2
Cosan SA Industria e Comercio	2.0
A.O. Smith Corp.	2.0
Total	23.8

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Large-Cap Growth	9.2
Large-Cap Value	10.9
Mid-Cap Growth	21.5
Mid-Cap Value	11.2
Small-Cap Growth	45.8
Small-Cap Value	1.4

Manager's Analysis (Continued)

PowerShares Global Clean Energy Portfolio (ticker: PBD)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)				As of October 31, 2012
	Avg. Ann.††			Fund Inception†
	1 Year	3 Years	5 Years	Avg. Ann.††	Cumulative
Index
WilderHill New Energy Global Innovation Index	(23.83)%	(20.59)%	(23.58)%	(18.79)%	(67.40)%
MSCI World IndexSM	9.45%	7.88%	(2.87)%	(1.82)%	(9.49)%
S&P Global Clean Energy Index	(32.46)%	(31.00)%	(34.57)%	(29.13)%	(84.51)%
S&P 500® Index	15.21%	13.21%	0.36%	0.69%	3.77%
Fund
NAV Return	(23.35)%	(21.05)%	(24.36)%	(19.78)%	(69.47)%
Share Price Return	(23.03)%	(21.02)%	(24.60)%	(20.02)%	(69.96)%

Fund Inception: June 13, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P Global Clean Energy Index, MSCI World IndexSM and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 30, 1,625 and 500 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

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Manager's Analysis

PowerShares Global Coal Portfolio (ticker: PKOL)

As an index fund, the PowerShares Global Coal Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ OMX Global Coal IndexSM (the "Index"). The Fund will invest at least 90% of its total assets in the securities of companies engaged in the coal industry that comprise the Index, and American depositary receipts and global depositary receipts that are based on the securities in the Index.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned (28.24)%, and on a net asset value ("NAV") basis, the Fund returned (28.76)%. During the same reporting period, the Index returned (28.75)%, while the MSCI EAFE® Index returned 4.61%, and the S&P 500® Index returned 15.21%.

For the year ended October 31, 2012, the securities in the Philippines contributed most significantly to the Fund's return. Securities in the United States detracted most from the Fund's return, followed by those in Indonesia and Australia, respectively.

Positions that contributed most significantly to the Fund's return included Cloud Peak Energy, Inc. (portfolio average weight of 1.89%) and Coal & Allied Industries Ltd. (no longer held at October 31, 2012). Positions that detracted most significantly from the Fund's return included Bumi PLC (portfolio average weight of 3.56%) and Alpha Natural Resources, Inc. (portfolio average weight of 3.37%).

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Coal	86.1
Non-Ferrous Metals	12.3
Diversified Minerals	1.2
Money Market Fund	0.1
Other assets less liabilities	0.3

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Large-Cap Growth	20.4
Large-Cap Value	26.8
Mid-Cap Growth	31.3
Mid-Cap Value	5.5
Small-Cap Growth	12.8
Small-Cap Value	3.2

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Peabody Energy Corp.	9.5
CONSOL Energy, Inc.	9.2
China Shenhua Energy Co. Ltd., H-Shares	9.1
China Coal Energy Co. Ltd., H-Shares	7.8
Cameco Corp.	7.3
Alpha Natural Resources, Inc.	4.4
Yanzhou Coal Mining Co. Ltd., H-Shares	4.3
Whitehaven Coal Ltd.	4.1
Inner Mongolia Yitai Coal Co. Ltd., Class B	4.0
Arch Coal, Inc.	4.0
Total	63.7

Manager's Analysis (Continued)

PowerShares Global Coal Portfolio (ticker: PKOL)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2012
	Avg. Ann.††		Fund Inception†
	1 Year	3 Years	Avg. Ann.††	Cumulative
Index
NASDAQ OMX Global Coal IndexSM	(28.75)%	(4.90)%	(0.88)%	(3.58)%
MSCI EAFE® Index	4.61%	2.83%	2.55%	10.84%
S&P 500® Index	15.21%	13.21%	7.15%	32.56%
Fund
NAV Return	(28.76)%	(5.41)%	(2.44)%	(9.66)%
Share Price Return	(28.24)%	(5.12)%	(2.23)%	(8.87)%

Fund Inception: September 18, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The MSCI EAFE® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 921 and 500 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

Manager's Analysis

PowerShares Global Gold and Precious Metals Portfolio (ticker: PSAU)

As an index fund, the PowerShares Global Gold and Precious Metals Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ OMX Global Gold and Precious Metals IndexSM (the "Index"). The Fund will invest at least 90% of its total assets in the securities of companies involved in the gold, silver and other precious metals mining industries that comprise the Index, and American depositary receipts and global depositary receipts that are based on the securities in the Index.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned (7.37)%, and on a net asset value ("NAV") basis, the Fund returned (9.48)%. During the same reporting period, the Index returned (8.35)%, while the MSCI EAFE® Index returned 4.61%, and the S&P 500® Index returned 15.21%.

For the year ended October 31, 2012, the securities in Mexico contributed most significantly to the Fund's return, followed by those in Turkey and the United States, respectively. Securities in South Africa detracted most from the Fund's return, followed by those in Australia and Canada, respectively.

Positions that contributed most significantly to the Fund's return included Yamana Gold, Inc. (portfolio average weight of 3.59%) and Agnico-Eagle Mines Ltd. (portfolio average weight of 2.17%). Positions that detracted most significantly from the Fund's return included Newcrest Mining Corp. (portfolio average weight of 6.76%) and Barrick Gold Corp. (portfolio average weight of 7.86%).

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Gold Mining	78.1
Silver Mining	9.8
Platinum	4.8
Precious Metals	4.5
Non-Ferrous Metals	1.9
Retail-Jewelry	0.4
Diversified Minerals	0.3
Recycling	0.2
Money Market Fund	0.1
Liabilities in excess of other assets	(0.1)

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Large-Cap Growth	58.7
Large-Cap Value	11.1
Mid-Cap Growth	19.6
Mid-Cap Value	5.0
Small-Cap Growth	4.9
Small-Cap Value	0.7

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Goldcorp, Inc.	8.0
Newmont Mining Corp.	7.9
Barrick Gold Corp.	7.7
Newcrest Mining Ltd.	6.4
Yamana Gold, Inc.	4.7
Silver Wheaton Corp.	4.2
AngloGold Ashanti Ltd.	3.8
Kinross Gold Corp.	3.5
Randgold Resources Ltd.	3.4
Eldorado Gold Corp.	3.3
Total	52.9

Manager's Analysis (Continued)

PowerShares Global Gold and Precious Metals Portfolio (ticker: PSAU)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2012
	Avg. Ann.††		Fund Inception†
	1 Year	3 Years	Avg. Ann.††	Cumulative
Index
NASDAQ OMX Global Gold and Precious Metals IndexSM	(8.35)%	8.59%	12.06%	59.80%
MSCI EAFE® Index	4.61%	2.83%	2.55%	10.84%
S&P 500® Index	15.21%	13.21%	7.15%	32.56%
Fund
NAV Return	(9.48)%	7.59%	11.33%	55.57%
Share Price Return	(7.37)%	7.98%	11.68%	57.58%

Fund Inception: September 18, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The MSCI EAFE® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 921 and 500 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

Manager's Analysis

PowerShares Global Nuclear Energy Portfolio (ticker: PKN)

As an index fund, the PowerShares Global Nuclear Energy Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the WNA Nuclear Energy IndexSM (the "Index"). The Fund will invest at least 90% of its total assets in securities of companies that are materially engaged in the nuclear energy industry and that comprise the Index, and American depositary receipts and global depositary receipts that are based on the securities in the Index.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned (4.41)%, and on a net asset value ("NAV") basis, the Fund returned (4.79)%. During the same reporting period, the Index returned (4.29)%, while the MSCI EAFE® Index returned 4.61%.

For the year ended October 31, 2012, the securities in the United States contributed most significantly to the Fund's return, followed by those in India and South Korea, respectively. Securities in Japan detracted most from the Fund's return, followed by those in France and Australia, respectively.

Positions that contributed most significantly to the Fund's return included Shaw Group, Inc. (The) (portfolio average weight of 1.88%) and Flowserve Corp. (portfolio average weight of 2.00%). Positions that detracted most significantly from the Fund's return included USEC, Inc. (portfolio average weight of 2.00%) and Areva S.A. (portfolio average weight of 7.51%).

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Electric-Integrated	26.0
Non-Ferrous Metals	16.4
Engineering/R&D Services	11.2
Energy-Alternate Sources	8.2
Electric Products-Miscellaneous	7.8
Diversified Manufacturing Operations	6.4
Electronic Components-Miscellaneous	5.7
Machinery-General Industrial	4.6
Auto/Truck Parts & Equipment-Original	2.6
Consulting Services	2.3
Machinery-Pumps	2.1
Building-Heavy Construction	1.1
Transport-Marine	1.0
Wire & Cable Products	0.9
Electronic Measuring Instruments	0.8
Steel-Producer	0.6
Aerospace/Defense-Equipment	0.4
Semiconductor Equipment	0.4
Environmental Monitoring & Detection	0.4
Chemicals-Specialty	0.3
Metal Processors & Fabricators	0.2
Commercial Services	0.2
Protection-Safety	0.2
Research & Development	0.2
Other assets less liabilities	0.0

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Areva SA	8.2
Toshiba Corp.	5.7
FirstEnergy Corp.	3.2
Energy Resources of Australia Ltd.	3.2
Exelon Corp.	3.1
Duke Energy Corp.	3.1
Emerson Electric Co.	3.0
Parker Hannifin Corp.	2.8
Denison Mines Corp.	2.7
E.ON AG	2.7
Total	37.7

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Large-Cap Growth	34.9
Large-Cap Value	17.0
Mid-Cap Growth	14.9
Mid-Cap Value	20.9
Small-Cap Growth	6.6
Small-Cap Value	5.7

Manager's Analysis (Continued)

PowerShares Global Nuclear Energy Portfolio (ticker: PKN)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2012
	Avg. Ann.††		Fund Inception†
	1 Year	3 Years	Avg. Ann.††	Cumulative
Index
WNA Nuclear Energy IndexSM	(4.29)%	(2.08)%	(7.87)%	(31.28)%
MSCI EAFE® Index	4.61%	2.83%	(3.22)%	(13.93)%
Fund
NAV Return	(4.79)%	(2.63)%	(8.40)%	(33.08)%
Share Price Return	(4.41)%	(2.48)%	(8.75)%	(34.25)%

Fund Inception: April 3, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The MSCI EAFE® Index (the "Benchmark Index") is an unmanaged index used as a measurement of change in stock market conditions based on the average performance of approximately 921 securities.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

Manager's Analysis

PowerShares Global Steel Portfolio (ticker: PSTL)

As an index fund, the PowerShares Global Steel Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ OMX Global Steel IndexSM (the "Index"). The Fund will invest at least 90% of its total assets in the securities of companies engaged in the steel industry that comprise the Index, and American depositary receipts and global depositary receipts that are based on the securities in the Index.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned (20.67)%, and on a net asset value ("NAV") basis, the Fund returned (21.12)%. During the same reporting period, the Index returned (20.70)%, while the MSCI EAFE® Index returned 4.61%, and the S&P 500® Index returned 15.21%.

For the year ended October 31, 2012, the securities in South Africa contributed most significantly to the Fund's return, followed by those in Mexico and Austria, respectively. Securities in Japan detracted most from the Fund's return, followed by those in Brazil and the United States, respectively.

Positions that contributed most significantly to the Fund's return included Kumba Iron Ore Ltd. (portfolio average weight of 3.58%) and Nucor Corp. (portfolio average weight of 5.09%). Positions that detracted most significantly from the Fund's return included Cliffs Natural Resources, Inc. (portfolio average weight of 3.14%) and Vale SA (portfolio average weight of 8.11%).

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Steel-Producers	71.0
Metal-Iron	18.9
Steel-Specialty	4.9
Metal Processors & Fabricators	2.2
Steel Pipe & Tube	1.5
Wire & Cable Products	0.5
Machinery-General Industrial	0.5
Non-Ferrous Metals	0.2
Advanced Materials/Products	0.2
Other assets less liabilities	0.1

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Large-Cap Growth	22.7
Large-Cap Value	42.4
Mid-Cap Growth	10.7
Mid-Cap Value	17.5
Small-Cap Growth	5.7
Small-Cap Value	1.0

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Nippon Steel & Sumitomo Metal Corp.	10.2
Vale SA	8.3
POSCO	8.0
ArcelorMittal SA	6.9
Nucor Corp.	6.6
JFE Holdings, Inc.	4.5
ThyssenKrupp AG	4.1
China Steel Corp.	3.9
Fortescue Metals Group Ltd.	3.9
Cliffs Natural Resources, Inc.	2.8
Total	59.2

Manager's Analysis (Continued)

PowerShares Global Steel Portfolio (ticker: PSTL)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2012
	Avg. Ann.††		Fund Inception†
	1 Year	3 Years	Avg. Ann.††	Cumulative
Index
NASDAQ OMX Global Steel IndexSM	(20.70)%	(9.28)%	(8.51)%	(30.67)%
MSCI EAFE® Index	4.61%	2.83%	2.55%	10.84%
S&P 500® Index	15.21%	13.21%	7.15%	32.56%
Fund
NAV Return	(21.12)%	(10.20)%	(12.17)%	(41.38)%
Share Price Return	(20.67)%	(10.39)%	(11.99)%	(40.90)%

Fund Inception: September 18, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The MSCI EAFE® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 921 and 500 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

Manager's Analysis

PowerShares Global Water Portfolio (ticker: PIO)

As an index fund, the PowerShares Global Water Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ OMX Global Water IndexSM (the "Index"). The Fund will invest at least 90% of its total assets in the securities of companies listed on a global exchange that create products designed to conserve and purify water for homes, businesses and industries that comprise the Index, and American depositary receipts and global depositary receipts that are based on the securities in the Index.

Prior to March 1, 2012, the Fund sought to replicate, before fees and expenses, the performance of the Palisades Global Water Index (the "original underlying index"). Effective March 1, 2012, the Fund seeks to replicate, before fees and expenses, the performance of the Index. The "Blended-NASDAQ OMX Global Water Index" is composed of the original underlying index from Fund inception until the conversion date, March 1, 2012, followed by the performance of the Index starting at the conversion date and through October 31, 2012.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 1.95%, and on a net asset value ("NAV") basis, the Fund returned 1.11%. During the same reporting period, the Blended-NASDAQ OMX Global Water Index returned (1.11)%, while the Index returned 8.58%, the original underlying index returned 3.30%, the S&P Global Water Index returned 10.58%, and the S&P 500® Index returned 15.21%. The Fund mistracked the Blended Index by 2.22% primarily due to trading slippage in thinly traded securities during rebalance periods.

For the year ended October 31, 2012, the securities in the United States contributed most significantly to the Fund's return, followed by those in the United Kingdom and Brazil, respectively. Securities in France detracted most from the Fund's return, followed by those in Japan and Germany, respectively.

Positions that contributed most significantly to the Fund's return included Valmont Industries, Inc. (portfolio average weight of 3.46%) and Wavin N.V. (no longer held at October 31, 2012). Positions that detracted most significantly from the Fund's return included Veolia Environnement (portfolio average weight of 6.87%) and Suez Environnement Co. (portfolio average weight of 6.15%).

Manager's Analysis (Continued)

PowerShares Global Water Portfolio (ticker: PIO)

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Water	35.1
Electronics	15.5
Machinery-Diversified	13.4
Miscellaneous Manufacturing	9.6
Environmental Control	8.6
Building Materials	7.8
Chemicals	4.1
Metal Fabricate/Hardware	3.0
Housewares	2.9
Money Market Fund	0.2
Liabilities in excess of other assets	(0.2)

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Large-Cap Value	4.0
Mid-Cap Growth	40.8
Mid-Cap Value	43.9
Small-Cap Growth	10.0
Small-Cap Value	1.3

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Flowserve Corp.	8.4
Waters Corp.	8.1
Geberit AG	7.8
United Utilities Group PLC	7.7
Veolia Environnement	7.4
Pall Corp.	4.5
Kurita Water Industries Ltd.	4.2
Kemira Oyj	4.1
Halma PLC	4.1
Cia de Saneamento Basico do Estado de Sao Paulo	4.0
Total	60.3

Manager's Analysis (Continued)

PowerShares Global Water Portfolio (ticker: PIO)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)				As of October 31, 2012
	Avg. Ann.†††			Fund Inception†
	1 Year	3 Years	5 Years	Avg. Ann.†††	Cumulative
Index
Blended-NASDAQ OMX Global Water Index††	(1.11)%	0.95%	(7.64)%	(5.05)%	(24.35)%
NASDAQ OMX Global Water IndexSM††	8.58%	N/A	N/A	N/A	N/A
Palisades Global Water Index††	3.30%	2.42%	(6.83)%	(4.28)%	(20.98)%
S&P Global Water Index	10.58%	10.11%	(0.31)%	0.43%	2.33%
S&P 500® Index	15.21%	13.21%	0.36%	0.69%	3.77%
Fund
NAV Return	1.11%	1.39%	(7.47)%	(5.50)%	(26.23)%
Share Price Return	1.95%	1.47%	(7.73)%	(5.93)%	(28.04)%

Fund Inception: June 13, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P Global Water Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 50 and 500 securities, respectively.

†  Fund and Blended Index returns are based on the inception date of the Fund. Returns for the Index are as of closest month end following date of change. Returns for the Benchmark Index are based on the closest month-end on the Fund's inception date.

††  "3 Years," "5 Years" and "Fund Inception" performance for the NASDAQ OMX Global Water Index is not available because that Index did not commence calculation until July 27, 2011. The Blended-NASDAQ OMX Global Water Index is composed of the original underlying index from Fund inception until the conversion date, March 1, 2012, followed by the performance of the Index starting at the conversion date and through October 31, 2012.

†††  Average annualized.

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Manager's Analysis

PowerShares Global Wind Energy Portfolio (ticker: PWND)

As an index fund, the PowerShares Global Wind Energy Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ OMX Clean Edge® Global Wind Energy Index (the "Index"). The Fund will invest at least 90% of its total assets in the securities of companies engaged in the wind energy industry that comprise the Index, and American depositary receipts and global depositary receipts that are based on the securities in the Index. Historically, the Index has consisted of securities of companies traded in Australia, Canada, Denmark, France, Germany, Hong Kong, Italy, Japan, Portugal, Spain, Switzerland, the United Kingdom and the United States.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned (27.69)%, and on a net asset value ("NAV") basis, the Fund returned (28.63)%. During the same reporting period, the Index returned (28.33)%, while the MSCI EAFE® Index returned 4.61%, and the S&P 500® Index returned 15.21%.

For the year ended October 31, 2012, the securities in Canada contributed most significantly to the Fund's return, followed by those in Japan and the United States, respectively. Securities in China detracted most from the Fund's return, followed by those in Denmark and Spain, respectively.

Positions that contributed most significantly to the Fund's return included Innergex Renewable Energy, Inc. (no longer held at October 31, 2012) and Western Wind Energy Corp. (no longer held at October 31, 2012). Positions that detracted most significantly from the Fund's return included Vestas Wind Systems A/S (portfolio average weight of 9.16%) and EDP Renovaveis SA (portfolio average weight of 8.33%).

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Energy-Alternate Sources	39.0
Electric	24.6
Electrical Components & Equipment	21.0
Miscellaneous Manufacturing	4.0
Chemicals	3.3
Engineering & Construction	2.1
Oil & Gas	2.1
Distributions/Wholesale	2.0
Machinery-Diversified	1.7
Money Market Fund	13.5
Liabilities in excess of other assets	(13.3)

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Large-Cap Growth	23.6
Large-Cap Value	23.8
Mid-Cap Growth	16.6
Mid-Cap Value	0.8
Small-Cap Growth	35.2

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
EDP Renovaveis SA	12.1
China Longyuan Power Group Corp., H-Shares	10.0
Enel Green Power SpA	9.8
Vestas Wind Systems A/S	8.7
China High Speed Transmission Equipment Group Co. Ltd.	4.8
Huaneng Renewables Corp. Ltd., H-Shares	4.2
Theolia SA	3.9
American Superconductor Corp.	3.8
Japan Wind Development Co. Ltd.	3.7
Gamesa Corp. Tecnologica SA	3.7
Total	64.7

Manager's Analysis (Continued)

PowerShares Global Wind Energy Portfolio (ticker: PWND)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2012
	Avg. Ann.††		Fund Inception†
	1 Year	3 Years	Avg. Ann.††	Cumulative
Index
NASDAQ OMX Clean Edge® Global Wind Energy Index	(28.33)%	(28.15)%	(27.54)%	(75.25)%
MSCI EAFE® Index	4.61%	2.83%	(2.89)%	(11.95)%
S&P 500® Index	15.21%	13.21%	4.59%	21.46%
Fund
NAV Return	(28.63)%	(29.09)%	(28.64)%	(76.83)%
Share Price Return	(27.69)%	(28.95)%	(28.89)%	(77.18)%

Fund Inception: July 1, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The MSCI EAFE® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 921 and 500 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

Manager's Analysis

PowerShares MENA Frontier Countries (ticker: PMNA)

As an index fund, the PowerShares MENA Frontier Countries (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ OMX Middle East North Africa IndexSM (the "Index"). The Fund will invest at least 90% of its total assets in securities of companies that are domiciled in or principally traded in a Middle East or North African ("MENA") frontier country and that comprise the Index, and American depositary receipts and global depositary receipts that are based on the securities in the Index. MENA frontier countries currently includes Bahrain, Egypt, Jordan, Kuwait, Lebanon, Morocco, Oman, Qatar, Saudi Arabia, Tunisia and the United Arab Emirates. However, markets that have severe foreign investment restrictions or capital repatriation restrictions are excluded from the Index's eligible universe of MENA frontier countries. Currently, Saudi Arabia and Tunisia are excluded from the Index's eligible universe.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 0.43%, and on a net asset value ("NAV") basis, the Fund returned 0.67%. During the same reporting period, the Index returned 4.58%, while the MSCI Emerging Markets IndexSM returned 2.63%, the MSCI EAFE® Index returned 4.61%, and the S&P 500® Index returned 15.21%. The Fund mistracked the Index by (3.91)% primarily due to fair value pricing of Fund securities (a process in which the Index does not engage) in addition to the Fund's expense ratio of 0.70% to which the Index is not subject.

For the year ended October 31, 2012, the securities in Egypt contributed most significantly to the Fund's return, followed by those in the United Arab Emirates and Qatar, respectively. Securities in Kuwait detracted most from the Fund's return, followed by those in Morocco and Bahrain, respectively.

Positions that contributed most significantly to the Fund's return included Emaar Properties PJSC (portfolio average weight of 7.42%) and Commercial International Bank Egypt S.A.E. (portfolio average weight of 4.66%). Positions that detracted most significantly from the Fund's return included Arab Bank PLC (no longer held at October 31, 2012) and Mobile Telecommunications Co. K.S.C. (portfolio average weight of 4.07%).

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Banks	54.1
Engineering & Construction	15.4
Real Estate	14.8
Telecommunications	7.9
Diversified Financial Services	4.7
Storage/Warehousing	1.1
Gas	0.9
Building Materials	0.6
Iron/Steel	0.2
Private Equity	0.2
Money Market Fund	0.1
Liabilities in excess of other assets	(0.0)

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Large-Cap Growth	19.4
Large-Cap Value	9.4
Mid-Cap Growth	31.7
Mid-Cap Value	21.6
Small-Cap Growth	10.4
Small-Cap Value	7.5

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Commercial International Bank Egypt SAE	9.0
Emaar Properties PJSC	8.4
National Bank of Kuwait SAK	8.0
Qatar National Bank SAQ	7.9
Orascom Construction Industries	7.0
Mobile Telecommunications Co. KSC	4.3
Aldar Properties PJSC	4.3
Banque Marocaine du Commerce Exterieur	4.0
Kuwait Finance House KSC	4.0
BankMuscat SAOG	4.0
Total	60.9

Manager's Analysis (Continued)

PowerShares MENA Frontier Countries (ticker: PMNA)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2012
	Avg. Ann.††		Fund Inception†
	1 Year	3 Years	Avg. Ann.††	Cumulative
Index
NASDAQ OMX Middle East North Africa IndexSM	4.58%	(3.52)%	(12.45)%	(43.65)%
MSCI EAFE® Index	4.61%	2.83%	(2.89)%	(11.95)%
MSCI Emerging Markets IndexSM	2.63%	5.38%	0.43%	1.90%
S&P 500® Index	15.21%	13.21%	4.59%	21.46%
Fund
NAV Return	0.67%	(5.82)%	(15.39)%	(51.36)%
Share Price Return	0.43%	(5.89)%	(15.67)%	(52.04)%

Fund Inception: July 9, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.70% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The MSCI Emerging Markets IndexSM, MSCI EAFE® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 818, 921 and 500 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

Manager's Analysis

PowerShares S&P International Developed High Quality Portfolio (ticker: IDHQ)

As an index fund, the PowerShares S&P International Developed High Quality Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P International Developed High Quality Rankings Index (the "Index"). The Fund will invest at least 90% of its total assets in securities that comprise the Index. Historically, the Index has been composed of securities with an adjusted market capitalization of $500 million and that are domiciled in the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland and the United Kingdom.

Effective March 1, 2012, the Fund's name changed to PowerShares S&P International Developed High Quality Portfolio from PowerShares Dynamic Developed International Opportunities Portfolio. Prior to March 1, 2012, the Fund sought to replicate, before fees and expenses, the performance of the QSG Developed International Opportunities Index (the "original underlying index"). As of March 30, 2012, returns for the original underlying index were no longer calculated. Effective March 1, 2012, the Fund seeks to replicate, before fees and expenses, the performance of the Index. The Blended-S&P International Developed High Quality Rankings Index is comprised of the original underlying index from Fund inception through the conversion date, March 1, 2012, followed by the performance of the Index starting at the conversion date and through October 31, 2012.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 9.50%, and on a net asset value ("NAV") basis, the Fund returned 5.87%. During the same reporting period, the Blended-S&P International Developed High Quality Rankings Index returned 7.01%, while the MSCI EAFE® Index returned 4.61%.

For the year ended October 31, 2012, the securities in the United Kingdom contributed most significantly to the Fund's return, followed by those in Canada and France, respectively. Securities in Israel detracted most from the Fund's return, followed by those in Spain.

Positions that contributed most significantly to the Fund's return included Seagate Technology PLC (no longer held at October 31, 2012) and Banca Monte dei Paschi di Siena S.p.A. (no longer held in portfolio). Positions that detracted most significantly from the Fund's return included Darty PLC (no longer held at October 31, 2012) and ACS Actividades de Construccion y Servicios S.A. (no longer held at October 31, 2012).

Manager's Analysis (Continued)

PowerShares S&P International Developed High Quality Portfolio (ticker: IDHQ)

Sector Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Consumer Discretionary	22.3
Industrials	21.2
Consumer Staples	16.5
Health Care	11.5
Financials	9.5
Materials	6.8
Energy	4.1
Utilities	3.9
Information Technology	3.4
Telecommunication Services	0.8
Other assets less liabilities	0.0

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Large-Cap Growth	26.8
Large-Cap Value	22.5
Mid-Cap Growth	22.2
Mid-Cap Value	23.2
Small-Cap Growth	3.5
Small-Cap Value	1.8

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Mapfre SA	0.9
Abengoa SA	0.8
Fuchs Petrolub AG (Preference)	0.7
Industria de Diseno Textil SA (Inditex)	0.7
Woongjin Coway Co. Ltd.	0.7
Getinge AB, Class B	0.7
Syngenta AG	0.7
Gerry Weber International AG	0.7
LG Household & Health Care Ltd.	0.7
Cochlear Ltd.	0.6
Total	7.2

Manager's Analysis (Continued)

PowerShares S&P International Developed High Quality Portfolio (ticker: IDHQ)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)				As of October 31, 2012
	Avg. Ann.†††			Fund Inception†
	1 Year	3 Years	5 Years	Avg. Ann.†††	Cumulative
Index
Blended-S&P International Developed High Quality
Rankings Index††	7.01%	5.41%	(5.93)%	(3.98)%	(19.64)%
S&P International Developed High Quality Rankings Index††	N/A	N/A	N/A	N/A	N/A
QSG Developed International Opportunities Index††	8.72%	7.99%	(0.69)%	N/A	N/A
MSCI EAFE® Index	4.61%	2.83%	(5.81)%	(4.30)%	(21.19)%
Fund
NAV Return	5.87%	4.42%	(7.27)%	(5.36)%	(25.65)%
Share Price Return	9.50%	5.25%	(7.41)%	(5.45)%	(26.05)%

Fund Inception: June 13, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The MSCI EAFE® Index (the "Benchmark Index") is an unmanaged index used as a measurement of change in stock market conditions based on the average performance of approximately 921 securities.

†  Fund and Blended Index returns are based on the inception date of the Fund. Returns for the Index are as of closest month end following date of change. Returns for the Benchmark Index are based on the closest month-end on the Fund's inception date.

††  "1 Year," "3 Years," "5 Years" and "Fund Inception" performance for the S&P International Developed High Quality Rankings Index is not available because that Index did not commence calculation until February 29, 2012. The Blended-S&P International Developed High Quality Rankings Index is composed of the original underlying index from Fund inception until the conversion date, March 1, 2012, followed by the performance of the Index starting at the conversion date and through October 31, 2012.

†††  Average annualized.

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Frequency Distribution of Discounts & Premiums

Since Inception through October 31, 2012

				Closing Price Above NAV (bps)
Ticker	Fund Name	Inception	Days	0-24	25-49	50-99	100-149	150-199	200+
PIZ	PowerShares DWA Developed Markets Technical Leaders Portfolio	12/28/07	1,220	188	181	207	75	18	35
PIE	PowerShares DWA Emerging Markets Technical Leaders Portfolio	12/28/07	1,220	134	137	242	97	36	45
PXR	PowerShares Emerging Markets Infrastructure Portfolio	10/16/08	1,018	132	114	182	61	43	53
PAF	PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	6/25/07	1,350	157	142	228	132	53	52
PXF	PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	6/25/07	1,350	172	182	330	153	53	45
PDN	PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	9/27/07	1,284	79	104	166	158	104	90
PXH	PowerShares FTSE RAFI Emerging Markets Portfolio	9/27/07	1,284	147	181	338	154	45	28
PAGG	PowerShares Global Agriculture Portfolio	9/18/08	1,037	147	128	188	60	31	23
PBD	PowerShares Global Clean Energy Portfolio	6/13/07	1,358	146	134	209	94	54	26
PKOL	PowerShares Global Coal Portfolio	9/18/08	1,037	135	138	175	39	23	36
PSAU	PowerShares Global Gold and Precious Metals Portfolio	9/18/08	1,037	152	157	172	66	30	41
PKN	PowerShares Global Nuclear Energy Portfolio	4/3/08	1,155	150	148	125	52	11	9
PSTL	PowerShares Global Steel Portfolio	9/18/08	1,037	133	103	133	64	35	22
PIO	PowerShares Global Water Portfolio	6/13/07	1,358	190	199	225	69	22	16
PWND	PowerShares Global Wind Energy Portfolio	7/1/08	1,093	124	120	132	63	26	42
PMNA	PowerShares MENA Frontier Countries Portfolio	7/9/08	1,088	78	71	140	92	42	77
IDHQ	PowerShares S&P International Developed High Quality Portfolio	6/13/07	1,358	149	135	163	86	34	32

	Closing Price Below NAV (bps)
Ticker	0-24	-25-49	-50-99	-100-149	-150-199	-200+
PIZ	157	109	156	52	24	18
PIE	130	102	148	94	21	34
PXR	139	109	127	45	4	9
PAF	122	126	180	99	35	24
PXF	129	79	128	51	19	9
PDN	99	93	178	106	64	43
PXH	143	100	94	36	11	7
PAGG	176	122	137	19	5	1
PBD	180	189	238	60	18	10
PKOL	150	132	132	50	19	8
PSAU	149	101	118	33	7	11
PKN	204	188	205	45	5	13
PSTL	174	144	180	33	4	12
PIO	218	173	175	39	10	22
PWND	158	137	163	97	24	7
PMNA	82	82	162	129	69	64
IDHQ	182	162	229	122	37	27

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2012.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges and brokerage commissions. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (1)
PowerShares DWA Developed Markets Technical Leaders Portfolio (PIZ) Actual	$1,000.00	$1,015.23	0.80%	$4.05
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	0.80%	$4.06
PowerShares DWA Emerging Markets Technical Leaders Portfolio (PIE) Actual	$1,000.00	$974.01	0.90%	$4.47
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	0.90%	$4.57
PowerShares Emerging Markets Infrastructure Portfolio (PXR)
Actual	$1,000.00	$955.65	0.75%	$3.69
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	0.75%	$3.81
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF) Actual	$1,000.00	$1,045.24	0.80%	$4.11
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	0.80%	$4.06

Fees and Expenses (Continued)

	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (1)
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) Actual	$1,000.00	$1,018.15	0.75%	$3.80
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	0.75%	$3.81
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) Actual	$1,000.00	$985.66	0.75%	$3.74
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	0.75%	$3.81
PowerShares FTSE RAFI Emerging Markets Portfolio (PXH) Actual	$1,000.00	$965.94	0.85%	$4.20
Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	0.85%	$4.32
PowerShares Global Agriculture Portfolio (PAGG) Actual	$1,000.00	$1,007.47	0.75%	$3.78
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	0.75%	$3.81
PowerShares Global Clean Energy Portfolio (PBD) Actual	$1,000.00	$893.31	0.75%	$3.57
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	0.75%	$3.81
PowerShares Global Coal Portfolio (PKOL) Actual	$1,000.00	$823.34	0.75%	$3.44
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	0.75%	$3.81
PowerShares Global Gold and Precious Metals Portfolio (PSAU) Actual	$1,000.00	$1,098.78	0.75%	$3.96
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	0.75%	$3.81
PowerShares Global Nuclear Energy Portfolio (PKN) Actual	$1,000.00	$957.66	0.75%	$3.69
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	0.75%	$3.81
PowerShares Global Steel Portfolio (PSTL) Actual	$1,000.00	$831.57	0.75%	$3.45
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	0.75%	$3.81
PowerShares Global Water Portfolio (PIO) Actual	$1,000.00	$975.17	0.75%	$3.72
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	0.75%	$3.81
PowerShares Global Wind Energy Portfolio (PWND) Actual	$1,000.00	$859.78	0.75%	$3.51
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	0.75%	$3.81
PowerShares MENA Frontier Countries Portfolio (PMNA) Actual	$1,000.00	$986.43	0.70%	$3.50
Hypothetical (5% return before expenses)	$1,000.00	$1,021.62	0.70%	$3.56

Fees and Expenses (Continued)

	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (1)
PowerShares S&P International Developed High Quality Portfolio (IDHQ) Actual	$1,000.00	$1,024.82	0.75%	$3.82
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	0.75%	$3.81

(1)  Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2012. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value for the period, then multiplying the result by 184/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the one year data in the Financial Highlights.

Schedule of Investments

PowerShares DWA Developed Markets Technical Leaders Portfolio (PIZ)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Australia—10.5%
141,188	Adelaide Brighton Ltd.	$464,103
25,119	Ansell Ltd.	406,335
23,603	Caltex Australia Ltd.	417,056
32,883	Coca-Cola Amatil Ltd.	458,618
8,299	Cochlear Ltd.	612,636
55,917	Computershare Ltd.	503,873
26,007	CSL Ltd.	1,280,978
150,410	Goodman Group REIT	690,937
125,732	GPT Group REIT	464,145
30,195	Ramsay Health Care Ltd.	743,942
59,883	Seek Ltd.	415,420
14,575	Woolworths Ltd.	444,489
		6,902,532
	Belgium—0.9%
7,345	Anheuser-Busch InBev NV	613,984
	Canada—7.6%
6,774	Agrium, Inc.	712,846
7,754	Dollarama, Inc.	489,445
12,872	Franco-Nevada Corp.	740,639
13,526	Keyera Corp.	656,068
67,184	New Gold, Inc.(a)	785,774
22,572	Pembina Pipeline Corp.	630,751
17,584	Valeant Pharmaceuticals International, Inc.(a)	981,678
		4,997,201
	Denmark—2.1%
2,403	Coloplast A/S, Class B	526,801
5,156	Novo Nordisk A/S, Class B	830,732
		1,357,533
	France—4.8%
6,858	Arkema SA	625,083
5,217	Iliad SA	803,449
3,911	Remy Cointreau SA	405,531
3,395	Societe BIC SA	413,881
4,200	Technip SA	472,941
4,397	Zodiac Aerospace	449,999
		3,170,884
	Germany—10.3%
6,482	Continental AG	649,524
29,867	Freenet AG	493,640
27,315	Gerry Weber International AG	1,239,525
7,268	Lanxess AG	600,201
5,511	MTU Aero Engines Holding AG	462,604
73,398	ProSiebenSat.1 Media AG (Preference)	2,044,846
3,012	Volkswagen AG (Preference)	622,911
27,564	Wirecard AG	629,698
		6,742,949
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Hong Kong—3.2%
441,000	Galaxy Entertainment Group Ltd.(a)	$1,516,461
92,000	Hang Lung Group Ltd.	544,874
		2,061,335
	Italy—0.8%
47,005	Pirelli & C. SpA	544,223
	Japan—4.4%
138,000	Aozora Bank Ltd.	388,465
95,000	Isuzu Motors Ltd.	501,564
14,999	JGC Corp.	515,104
9,900	Miraca Holdings, Inc.	418,022
3,798	Oriental Land Co. Ltd.	517,455
31,300	Park24 Co. Ltd.	537,265
		2,877,875
	Netherlands—2.1%
8,541	ASML Holding NV	469,812
13,225	Koninklijke Vopak NV	920,426
		1,390,238
	Norway—3.6%
40,146	Det Norske Oljeselskap ASA(a)	618,080
30,692	Petroleum Geo-Services ASA	528,436
12,479	Schibsted ASA	466,650
22,063	TGS Nopec Geophysical Co. ASA	749,686
		2,362,852
	Singapore—8.8%
882,000	Asiasons Capital Ltd.(a)	495,201
291,000	CDL Hospitality Trusts REIT	461,526
408,000	Ezion Holdings Ltd.	433,064
653,000	First Resources Ltd.	1,097,209
573,000	Fortune REIT	452,482
18,000	Jardine Cycle & Carriage Ltd.	726,462
70,000	Keppel Corp. Ltd.	611,615
181,000	Keppel Land Ltd.	504,406
119,000	SembCorp Marine Ltd.	459,399
657,000	Technics Oil & Gas Ltd.	557,350
		5,798,714
	Spain—1.7%
12,362	Grifols SA(a)	428,660
5,319	Industria de Diseno Textil SA (Inditex)	678,484
		1,107,144
	Sweden—4.3%
35,812	Hexagon AB, Class B	823,599
35,123	Lundin Petroleum AB(a)	840,572
39,888	Swedbank AB, Class A	739,402
13,089	Swedish Match AB	445,808
		2,849,381

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares DWA Developed Markets Technical Leaders Portfolio (PIZ)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Switzerland—7.4%
775	Barry Callebaut AG	$739,879
11,526	Compagnie Financiere Richemont SA	747,606
6,496	Dufry Group(a)	824,557
2,225	Geberit AG	458,763
1,956	Partners Group Holding AG	414,011
230	SGS SA	487,070
5,205	Sonova Holding AG	523,462
1,684	Syngenta AG	657,903
		4,853,251
	United Kingdom—27.5%
46,621	Aggreko PLC	1,614,839
30,972	AMEC PLC	528,913
59,260	Babcock International Group PLC	933,705
21,666	BG Group PLC	400,535
482,721	Booker Group PLC	797,130
44,014	Compass Group PLC	482,180
24,235	Croda International PLC	859,354
162,348	GKN PLC	542,980
64,492	Hargreaves Lansdown PLC	766,781
121,950	Inchcape PLC	789,800
12,917	Intertek Group PLC	586,632
347,545	ITV PLC	484,604
43,655	John Wood Group PLC	597,457
255,241	Legal & General Group PLC	551,016
252,481	Melrose PLC	980,291
48,048	Mondi PLC	527,921
10,015	Next PLC	575,362
187,671	Old Mutual PLC	520,038
43,038	Rightmove PLC	1,117,009
45,920	Rolls-Royce Holdings PLC	632,154
3,489,920	Rolls-Royce Holdings PLC (Preference), Class C(a)	5,622
10,662	SABMiller PLC	455,964
209,576	Sports Direct International PLC(a)	1,346,836
49,327	Telecity Group PLC	716,407
36,694	Travis Perkins PLC	638,452
28,093	Tullow Oil PLC	635,440
		18,087,422
	Total Investments (Cost $60,067,722)—100.0%	65,717,518
	Other assets less liabilities—0.0%	17,750
	Net Assets—100.0%	$65,735,268

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

54

Schedule of Investments

PowerShares DWA Emerging Markets Technical Leaders Portfolio (PIE)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Brazil—4.1%
34,458	Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR(a)	$1,610,567
55,168	Cia de Bebidas DAS Americas ADR	2,250,303
105,587	Cosan Ltd., Class A	1,732,682
94,454	Ultrapar Participacoes SA ADR	1,967,477
		7,561,029
	Cayman Islands—0.6%
44,130	Spreadtrum Communications, Inc. ADR	1,017,197
	Chile—1.8%
57,950	Sociedad Quimica y Minera de Chile SA ADR	3,352,408
	China—4.0%
524,000	China Oilfield Services Ltd., H-Shares	993,903
1,123,500	China Railway Construction Corp. Ltd., H-Shares	1,116,245
1,633,000	Great Wall Motor Co. Ltd., Class H	4,488,087
596,000	PetroChina Co. Ltd., H-Shares	813,631
		7,411,866
	India—1.5%
32,405	HDFC Bank Ltd. ADR	1,211,623
64,274	Tata Motors Ltd. ADR	1,552,217
		2,763,840
	Indonesia—12.9%
5,687,000	PT AKR Corporindo Tbk	2,634,789
7,085,916	PT Bank Negara Indonesia (Persero) Tbk	2,840,268
12,711,500	PT Global Mediacom Tbk	3,010,792
890,636	PT Indocement Tunggal Prakarsa Tbk	1,984,343
3,732,500	PT Jasa Marga Persero Tbk	2,253,878
37,796,000	PT Kalbe Farma Tbk	3,816,983
12,442,500	PT Media Nusantara Citra Tbk	3,659,559
1,409,500	PT Semen Gresik (Persero) Tbk	2,186,523
506,500	PT Unilever Indonesia Tbk	1,373,693
		23,760,828
	Malaysia—11.2%
626,300	Axiata Group Bhd	1,342,659
1,351,100	BIMB Holdings Bhd	1,344,003
2,277,900	Dialog Group Bhd	1,794,800
2,475,400	Hibiscus Petroleum Bhd(a)	1,267,769
1,074,200	KPJ Healthcare Bhd	2,126,535
238,400	Kuala Lumpur Kepong Bhd	1,676,470
896,200	Kulim Bhd	1,474,052
443,300	Lafarge Malayan Cement Bhd	1,418,967
2,029,100	Malaysia Building Society	1,565,458
168,600	Petronas Dagangan Bhd	1,222,156
186,700	Petronas Gas Bhd	1,201,353
2,845,600	Supermax Corp. Bhd	1,887,102
549,500	Telekom Malaysia Bhd	1,078,795
379,300	UMW Holdings Bhd	1,242,749
		20,642,868
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Mexico—8.7%
1,871,500	Alfa SAB de CV, Class A	$3,440,215
611,500	Bolsa Mexicana de Valores SAB de CV	1,354,861
1,475,552	Controladora Comercial Mexicana SAB de CV	4,157,628
172,308	Fomento Economico Mexicano SAB de CV	1,552,099
467,600	Grupo Mexico SAB de CV, Series B	1,500,458
40,580	Industrias Penoles SAB de CV	2,030,736
420,700	Mexichem SAB de CV	2,086,015
		16,122,012
	Panama—0.9%
18,792	Copa Holdings SA, Class A	1,744,273
	Philippines—6.3%
1,203,870	International Container Terminal Services, Inc.	2,074,882
608,040	Metropolitan Bank & Trust	1,402,204
3,391,200	Robinsons Land Corp.	1,564,093
712,660	Security Bank Corp.	2,800,817
2,219,820	Universal Robina Corp.	3,874,379
		11,716,375
	South Africa—9.6%
130,846	Aspen Pharmacare Holdings Ltd.(a)	2,376,502
148,328	Capitec Bank Holdings Ltd.	3,256,696
859,713	Coronation Fund Managers Ltd.	3,305,752
475,497	EOH Holdings Ltd.	2,021,321
144,999	Invicta Holdings Ltd.	1,291,777
240,095	Mr. Price Group Ltd.	3,696,975
231,425	Woolworths Holdings Ltd.	1,739,838
		17,688,861
	South Korea—15.2%
3,907	Amorepacific Group	1,683,743
72,690	Daesang Corp.	1,762,929
119,720	Daou Technology, Inc.	1,701,504
38,320	Grand Korea Leisure Co. Ltd.	1,078,694
80,550	Hyundai Greenfood Co. Ltd.	1,336,837
8,579	Hyundai Motor Co.	1,765,987
62,312	Kia Motors Corp.	3,462,413
2,439	LG Household & Health Care Ltd.	1,433,522
3,480	Lotte Samkang Co. Ltd.	2,332,551
97,710	Nexen Tire Corp.	1,527,559
2,450	Orion Corp.	2,300,385
1,489	Samsung Electronics Co. Ltd.	1,788,548
232,290	SBS Media Holdings Co. Ltd.	1,405,753
64,360	Youngone Corp.	1,994,652
46,117	Youngone Holdings Co. Ltd.	2,566,754
		28,141,831

See Notes to Financial Statements.

55

Schedule of Investments (Continued)

PowerShares DWA Emerging Markets Technical Leaders Portfolio (PIE)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Taiwan—5.4%
204,000	Hotai Motor Co. Ltd.	$1,452,529
1,188,000	Standard Foods Corp.	3,045,997
449,000	Yulon Nissan Motor Co. Ltd.	3,565,871
997,000	Yungtay Engineering Co. Ltd.	1,986,321
		10,050,718
	Thailand—10.8%
102,600	Advanced Info. Service PCL	661,126
299,900	Airports of Thailand PCL	802,343
2,871,100	Asian Property Development PCL	814,961
872,300	Bangchak Petroleum PCL	747,076
314,319	Bangkok Dusit Medical Services PCL	1,092,169
702,800	Bank of Ayudhya PCL	682,163
290,100	Bumrungrad Hospital PCL	716,968
377,200	Central Pattana PCL	873,775
5,170,200	Grand Canal Land PCL	725,346
1,334,700	Gunkul Engineering PCL	779,482
11,612,600	Hemaraj Land & Development PCL	1,189,676
5,912,160	Home Product Center PCL	2,198,976
1,447,200	Krung Thai Bank PCL	854,627
1,214,400	LPN Development PCL	717,150
904,000	Robinson Department Store PCL	1,791,778
322,500	Shin Corp. PCL	660,257
2,888,200	Sino Thai Engineering & Construction PCL	2,016,557
316,900	Thai Union Frozen Products PCL	744,431
477,500	Tisco Financial Group PCL	697,166
1,275,000	Toyo-Thai Corp. PCL	1,133,564
		19,899,591
	Turkey—7.0%
750,739	Aselsan Elektronik Sanayi Ve Ticaret AS	2,836,451
36,715	BIM Birlesik Magazalar AS	1,703,273
162,889	Ford Otomotiv Sanayi AS	1,670,191
880,984	Izmir Demir Celik Sanayi AS(a)	1,998,108
19,961	Konya Cimento Sanayii AS	3,448,264
58,450	Koza Altin Isletmeleri AS	1,270,298
		12,926,585
	Total Investments (Cost $173,569,911)—100.0%	184,800,282
	Other assets less liabilities—0.0%	41,870
	Net Assets—100.0%	$184,842,152

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

56

Schedule of Investments

PowerShares Emerging Markets Infrastructure Portfolio (PXR)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Australia—0.6%
30,163	Leighton Holdings Ltd.	$559,867
	Brazil—8.8%
139,883	Cia Siderurgica Nacional SA ADR(a)(b)	760,963
165,078	Gerdau SA ADR	1,451,036
103,500	Iochpe-Maxion SA	1,269,438
320,800	Magnesita Refratarios SA	1,197,776
149,600	MMX Mineracao e Metalicos SA(a)	296,230
159,072	Vale SA ADR	2,914,199
39,500	WEG SA	453,925
		8,343,567
	Cayman Islands—1.2%
4,815,492	Lonking Holdings Ltd.	1,130,857
	Chile—3.7%
542,389	Besalco SA	996,604
55,068	CAP SA	1,896,425
269,928	Salfacorp SA	636,641
		3,529,670
	China—18.3%
1,909,327	Angang Steel Co. Ltd., H-Shares(a)	1,145,589
969,187	Anhui Conch Cement Co. Ltd., H-Shares	3,351,490
2,057,550	BBMG Corp. H-Shares	1,768,154
817,000	China Communications Construction Co. Ltd., H-Shares	766,394
977,999	China Molybdenum Co. Ltd., H-Shares(a)	418,959
532,000	China National Building Material Co. Ltd., H-Shares	678,210
1,286,477	China Railway Construction Corp. Ltd., H-Shares	1,278,169
2,855,088	China Railway Group Ltd., H-Shares	1,455,165
597,504	Dongfang Electric Corp. Ltd., H-Shares	1,000,716
705,958	First Tractor Co. Ltd., H-Shares(a)	589,357
503,414	Harbin Electric Co. Ltd., H-Shares	416,369
2,866,100	Hunan Non-Ferrous Metal Corp. Ltd., H-Shares(a)	850,579
1,034,516	Jiangxi Copper Co. Ltd., H-Shares	2,676,376
2,106,454	Shanghai Electric Group Co. Ltd., H-Shares	856,166
		17,251,693
	Egypt—0.7%
16,579	Orascom Construction Industries	700,346
	France—1.6%
37,501	Alstom SA	1,280,447
12,019	Areva SA(a)	210,563
		1,491,010
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	India—2.2%
26,961	Larsen & Toubro Ltd. GDR	$824,737
55,505	Mahindra & Mahindra Ltd. GDR	924,158
37,214	Sterlite Industries (India) Ltd. ADR(b)	278,733
		2,027,628
	Indonesia—10.2%
2,489,631	PT Aneka Tambang (Persero) Tbk	331,778
1,085,851	PT Holcim Indonesia Tbk	367,415
1,346,136	PT Indocement Tunggal Prakarsa Tbk	2,999,199
2,167,737	PT Semen Gresik (Persero) Tbk	3,362,757
7,443,500	PT Surya Semesta Internusa Tbk	914,454
1,144,500	PT Tower Bersama Infrastructure Tbk(a)	595,784
275,000	PT United Tractors Tbk	604,112
1,555,997	PT Vale Indonesia Tbk	437,396
		9,612,895
	Malaysia—6.5%
2,441,559	Dialog Group Bhd	1,923,750
977,984	Gamuda Bhd	1,159,068
730,707	IJM Corp. Bhd	1,201,852
215,224	Lafarge Malayan Cement Bhd	688,915
298,082	Malaysia Marine & Heavy Engineering Holdings Bhd	472,665
763,809	WCT Bhd	692,092
		6,138,342
	Mexico—4.2%
194,995	Cemex SAB de CV ADR(a)	1,762,755
998,387	Empresas ICA SAB de CV(a)	2,158,666
		3,921,421
	Russia—4.5%
161,353	LSR Group OJSC GDR	776,915
44,871	Magnitogorsk Iron & Steel Works GDR(a)	193,484
102,342	Mechel ADR(b)	649,872
130,164	MMC Norilsk Nickel OJSC ADR	1,996,716
12,163	Novolipetsk Steel OJSC GDR	229,759
32,458	Severstal GDR	393,715
		4,240,461
	Singapore—1.8%
987,251	Hyflux Ltd.	1,092,405
150,000	SembCorp Marine Ltd.	579,075
		1,671,480
	South Africa—9.8%
72,166	African Rainbow Minerals Ltd.	1,505,670
21,864	Assore Ltd.	899,774
241,206	Aveng Ltd.	857,885
657,256	Murray & Roberts Holdings Ltd.(a)	1,696,179
406,898	PPC Ltd.	1,355,984
121,092	Reunert Ltd.	1,063,202
116,117	Wilson Bayly Holmes-Ovcon Ltd.	1,896,752
		9,275,446

See Notes to Financial Statements.

57

Schedule of Investments (Continued)

PowerShares Emerging Markets Infrastructure Portfolio (PXR)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Sweden—3.1%
119,278	Atlas Copco AB, Class A	$2,931,887
	Switzerland—2.9%
152,448	ABB Ltd.(a)	2,752,399
	Taiwan—12.6%
1,688,337	Asia Cement Corp.	2,103,739
2,411,200	BES Engineering Corp.	589,336
2,199,661	China Steel Corp.	1,889,995
1,035,959	CTCI Corp.	2,060,392
2,268,360	Goldsun Development & Construction Co. Ltd.	799,798
2,395,573	Taiwan Cement Corp.	3,071,090
1,484,076	Tung Ho Steel Enterprise Corp.	1,407,237
		11,921,587
	Turkey—2.6%
49,824	Aslan Cimento AS	1,057,840
1,542	Konya Cimento Sanayii AS	266,381
318,970	Tekfen Holding AS	1,151,811
		2,476,032
	United Kingdom—0.3%
61,806	Evraz PLC	235,190
	United States—4.4%
32,860	Caterpillar, Inc.	2,786,856
21,459	Pall Corp.	1,351,059
		4,137,915
	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $101,641,537)—100.0%	94,349,693
Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan
	Money Market Fund—1.3%
1,210,390	Invesco Liquid Assets Portfolio—Institutional Class (Cost $1,210,390)(c)(d)	$1,210,390
	Total Investments (Cost $102,851,927)—101.3%	95,560,083
	Liabilities in excess of other assets—(1.3)%	(1,209,125)
	Net Assets—100.0%	$94,350,958

Investment Abbreviations:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  All or a portion of this security was out on loan at October 31, 2012.

(c)  The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 2I.

(d)  The security and the Fund are advised by wholly owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See Notes to Financial Statements.

58

Schedule of Investments

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Australia—42.7%
10,788	AGL Energy Ltd.	$162,653
32,985	Amcor Ltd.	270,210
87,103	AMP Ltd.	414,575
138,652	Arrium Ltd.	112,863
27,101	Asciano Ltd.	128,147
2,754	ASX Ltd.	84,816
71,551	Australia & New Zealand Banking Group Ltd.	1,888,257
12,161	Bendigo & Adelaide Bank Ltd.	101,892
59,381	BHP Billiton Ltd.	2,108,947
520,370	BlueScope Steel Ltd.(a)	256,309
28,553	Boral Ltd.	106,293
30,210	Brambles Ltd.	227,429
8,937	Caltex Australia Ltd.	157,913
46,228	CFS Retail Property Trust Group REIT	93,715
10,782	Coca-Cola Amatil Ltd.	150,376
38,329	Commonwealth Bank of Australia	2,295,288
9,512	Computershare Ltd.	85,714
10,678	Crown Ltd.	107,625
5,869	CSL Ltd.	289,078
46,814	CSR Ltd.	84,952
140,221	Dexus Property Group REIT	143,221
22,009	Downer EDI Ltd.(a)	81,932
128,717	Goodman Fielder Ltd.(a)	78,082
32,108	Goodman Group REIT	147,494
52,759	GPT Group REIT	194,762
656,750	GPT Group-In Specie REIT(a)	—
39,360	Incitec Pivot Ltd.	128,973
75,738	Insurance Australia Group Ltd.	360,483
4,645	Leighton Holdings Ltd.	86,218
24,951	Lend Lease Group	224,318
18,195	Macquarie Group Ltd.	601,867
38,153	Metcash Ltd.	144,800
122,110	Mirvac Group REIT	190,566
80,137	National Australia Bank Ltd.	2,143,098
3,771	Newcrest Mining Ltd.	103,350
11,692	Oil Search Ltd.	90,203
7,483	Orica Ltd.	194,918
20,842	Origin Energy Ltd.	245,514
8,100	OZ Minerals Ltd.	68,790
94,364	Qantas Airways Ltd.(a)	130,141
53,970	QBE Insurance Group Ltd.	737,608
9,503	Rio Tinto Ltd.	561,094
16,102	Santos Ltd.	192,182
8,475	Sims Metal Management Ltd.	82,784
9,017	Sonic Healthcare Ltd.	121,552
89,186	Stockland REIT	319,986
69,707	Suncorp Group Ltd.	679,457
39,877	Sydney Airport	140,178
84,813	TABCORP Holdings Ltd.	249,769
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
56,686	Tatts Group Ltd.	$164,585
177,896	Telstra Corp. Ltd.	763,702
24,423	Toll Holdings Ltd.	112,445
20,124	Transurban Group	126,875
26,539	Wesfarmers Ltd.	956,857
3,974	Wesfarmers Ltd. PPS	148,845
71,760	Westfield Group REIT	793,227
81,066	Westpac Banking Corp.	2,144,405
10,031	Woodside Petroleum Ltd.	357,816
32,087	Woolworths Ltd.	978,547
3,777	WorleyParsons Ltd.	96,622
		24,214,318
	Cayman Islands—0.2%
56,000	Belle International Holdings Ltd.	104,340
	Hong Kong—15.8%
113,800	AIA Group Ltd.	450,792
50,862	Bank of East Asia Ltd. (The)	188,680
110,432	BOC Hong Kong (Holdings) Ltd.	339,843
71,904	Cathay Pacific Airways Ltd.	130,261
38,673	Cheung Kong (Holdings) Ltd.	571,359
22,140	China Ocean Resources Co. Ltd.	78,158
49,845	CLP Holdings Ltd.	425,127
119,279	Esprit Holdings Ltd.	155,139
80,000	First Pacific Co. Ltd.	89,083
282,000	GOME Electrical Appliances Holdings Ltd.(a)	29,473
18,799	Hang Lung Group Ltd.	111,338
37,427	Hang Lung Properties Ltd.	130,149
22,060	Hang Seng Bank Ltd.	338,726
31,580	Henderson Land Development Co. Ltd.	218,817
71,360	Hong Kong & China Gas Co. Ltd.	189,678
6,400	Hong Kong Exchanges & Clearing Ltd.	105,620
56,000	Hongkong Land Holdings Ltd.	355,600
105,948	Hutchison Whampoa Ltd.	1,042,385
5,641	Jardine Matheson Holdings Ltd.	347,486
4,000	Jardine Strategic Holdings Ltd.	145,600
20,390	Kerry Properties Ltd.	101,160
28,500	Kingboard Chemical Holdings Ltd.	84,764
101,334	Li & Fung Ltd.	169,979
48,000	Link (The) REIT	238,760
35,194	MTR Corp. Ltd.	137,596
150,602	New World Development Co. Ltd.	232,800
270,049	Noble Group Ltd.	289,959
21,939	Orient Overseas International Ltd.	138,710
168,000	Pacific Basin Shipping Ltd.	89,961
422,029	PCCW Ltd.	170,444
31,184	Power Assets Holdings Ltd.	265,163
63,684	Sino Land Co. Ltd.	114,055
41,888	Sun Hung Kai Properties Ltd.	583,185
34,520	Swire Pacific Ltd., Class A	409,560

See Notes to Financial Statements.

59

Schedule of Investments (Continued)

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
37,236	Wharf Holdings Ltd. (The)	$254,885
30,000	Wheelock & Co. Ltd.	131,225
25,736	Yue Yuen Industrial (Holdings) Ltd.	88,830
		8,944,350
	New Zealand—0.7%
25,414	Fletcher Building Ltd.	147,086
143,479	Telecom Corp. of New Zealand Ltd.	283,680
		430,766
	Singapore—7.0%
85,000	CapitaLand Ltd.	227,818
13,000	City Developments Ltd.	122,110
76,000	ComfortDelGro Corp. Ltd.	105,274
48,000	DBS Group Holdings Ltd.	546,863
32,000	Fraser & Neave Ltd.	240,252
202,000	Golden Agri-Resources Ltd.	103,479
3,000	Jardine Cycle & Carriage Ltd.	121,077
28,000	Keppel Corp. Ltd.	244,646
56,000	Oversea-Chinese Banking Corp. Ltd.	417,688
25,000	SembCorp Industries Ltd.	111,471
33,000	Singapore Airlines Ltd.	286,710
46,000	Singapore Press Holdings Ltd.	152,322
34,000	Singapore Technologies Engineering Ltd.	98,094
225,000	Singapore Telecommunications Ltd.	593,828
31,000	United Overseas Bank Ltd.	464,219
50,000	Wilmar International Ltd.	126,634
		3,962,485
	South Korea—33.6%
1,122	Cheil Industries, Inc.	96,089
1,139	CJ Corp.	111,226
1,296	Daelim Industrial Co. Ltd.	90,195
2,390	Daewoo Shipbuilding & Marine Engineering Co. Ltd.	51,280
2,905	Dongbu Insurance Co. Ltd.	131,719
4,560	Dongkuk Steel Mill Co., Ltd.	58,537
1,765	Doosan Corp.	203,915
1,667	Doosan Heavy Industries & Construction Co. Ltd.	71,382
1,302	GS Engineering & Construction Corp.	73,302
3,936	GS Holdings	247,579
10,270	Hana Financial Group, Inc.	298,985
1,920	Hankook Tire Co. Ltd.(a)	80,983
439	Hankook Tire Worldwide Co. Ltd.	5,676
11,037	Hanwha Corp.	315,242
13,490	Hanwha Life Insurance Co. Ltd.	95,120
289	Honam Petrochemical Corp.	59,093
2,699	Hyosung Corp.	148,735
546	Hyundai Department Store Co. Ltd.	67,837
3,840	Hyundai Development Co.	69,012
1,522	Hyundai Engineering & Construction Co. Ltd.	91,688
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,696	Hyundai Heavy Industries Co. Ltd.	$356,120
2,790	Hyundai Marine & Fire Insurance Co. Ltd.	90,177
751	Hyundai Mipo Dockyard Co. Ltd.	80,223
1,079	Hyundai MOBIS	275,043
5,772	Hyundai Motor Co.	1,188,166
1,184	Hyundai Steel Co.	85,223
8,500	Industrial Bank of Korea	93,527
3,560	Kangwon Land, Inc.	82,912
13,538	KB Financial Group, Inc.	460,535
5,214	Kia Motors Corp.	289,720
22,080	Korea Electric Power Corp.(a)	572,954
21,100	Korea Exchange Bank(a)	146,264
2,711	Korea Gas Corp.	190,411
208	Korea Zinc Co. Ltd.	85,443
2,121	Korean Air Lines Co. Ltd.(a)	95,198
11,990	KT Corp.	406,226
1,967	KT&G Corp.	149,879
591	Kumho Petro Chemical Co. Ltd.	57,984
767	LG Chem Ltd.	215,204
8,463	LG Corp.	516,813
15,240	LG Display Co. Ltd.(a)	452,756
8,887	LG Electronics, Inc.	618,488
2,188	LG International Corp.	79,447
14,780	LG Uplus Corp.	94,459
326	Lotte Shopping Co. Ltd.	100,885
2,215	LS Corp.	181,164
387	OCI Co. Ltd.	54,647
3,691	POSCO	1,162,533
4,793	Samsung C&T Corp.	260,613
1,152	Samsung Electro-Mechanics Co. Ltd.	98,658
3,116	Samsung Electronics Co. Ltd.	3,742,857
1,427	Samsung Fire & Marine Insurance Co., Ltd.	312,066
5,710	Samsung Heavy Industries Co. Ltd.	174,609
2,123	Samsung Life Insurance Co., Ltd.	182,984
936	Samsung SDI Co. Ltd.	117,579
1,661	Samsung Securities Co., Ltd.	74,399
19,569	Shinhan Financial Group Co. Ltd.	671,978
801	Shinsegae Co. Ltd.	143,219
3,167	SK C&C Co. Ltd.	277,904
5,832	SK Holdings Co. Ltd.	812,822
9,580	SK Hynix, Inc.(a)	218,286
2,879	SK Innovation Co. Ltd.	423,693
2,611	SK Telecom Co. Ltd.	367,494
2,998	S-Oil Corp.	274,620
11,050	STX Corp.	81,056
6,290	STX Offshore & Shipbuilding Co. Ltd.	45,563
25,840	Woori Finance Holdings Co. Ltd.	244,042
		19,074,438
	Total Common Stocks and Other Equity Interests (Cost $52,425,872)	56,730,697

See Notes to Financial Statements.

60

Schedule of Investments (Continued)

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)

October 31, 2012

Number of Shares		Value
	Rights—0.0%
	Bermuda—0.0%
59,639	Espirit Holdings Ltd., expiring 12/19/12(a) (Cost $0)	$16,006
	Money Market Fund—0.0%
18,985	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $18,985)	18,985
	Total Investments (Cost $52,444,857)—100.0%	56,765,688
	Liabilities in excess of other assets—(0.0)%	(22,644)
	Net Assets—100.0%	$56,743,044

Investment Abbreviations:

PPS—Price Protected Shares

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

61

Schedule of Investments

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Australia—5.4%
7,044	AGL Energy Ltd.	$106,204
20,722	Amcor Ltd.	169,753
54,838	AMP Ltd.	261,007
87,784	Arrium Ltd.	71,457
17,158	Asciano Ltd.	81,131
1,931	ASX Ltd.	59,470
45,486	Australia & New Zealand Banking Group Ltd.	1,200,392
8,772	Bendigo & Adelaide Bank Ltd.	73,497
37,260	BHP Billiton Ltd.	1,323,308
329,468	BlueScope Steel Ltd.(a)	162,280
18,443	Boral Ltd.	68,657
18,792	Brambles Ltd.	141,471
5,933	Caltex Australia Ltd.	104,834
33,112	CFS Retail Property Trust REIT	67,126
6,824	Coca-Cola Amatil Ltd.	95,174
24,324	Commonwealth Bank of Australia	1,456,615
6,356	Computershare Ltd.	57,275
6,758	Crown Ltd.	68,115
3,685	CSL Ltd.	181,505
29,644	CSR Ltd.	53,794
88,786	Dexus Property Group REIT	90,686
13,940	Downer EDI Ltd.(a)	51,894
81,495	Goodman Fielder Ltd.(a)	49,436
20,326	Goodman Group REIT	93,371
33,407	GPT Group REIT	123,323
231,466	GPT Group-In Specie REIT(a)	—
24,917	Incitec Pivot Ltd.	81,647
47,595	Insurance Australia Group Ltd.	226,533
3,126	Leighton Holdings Ltd.	58,023
15,599	Lend Lease Group	140,241
11,487	Macquarie Group Ltd.	379,975
24,153	Metcash Ltd.	91,666
77,314	Mirvac Group REIT	120,657
50,812	National Australia Bank Ltd.	1,358,862
2,330	Newcrest Mining Ltd.	63,857
7,403	Oil Search Ltd.	57,113
4,737	Orica Ltd.	123,390
13,102	Origin Energy Ltd.	154,338
5,128	OZ Minerals Ltd.	43,550
59,748	Qantas Airways Ltd.(a)	82,401
33,601	QBE Insurance Group Ltd.	459,225
6,168	Rio Tinto Ltd.	364,183
10,201	Santos Ltd.	121,752
5,721	Sims Metal Management Ltd.	55,883
5,707	Sonic Healthcare Ltd.	76,932
56,086	Stockland REIT	201,228
44,587	Suncorp Group Ltd.	434,604
26,423	Sydney Airport	92,884
53,291	TABCORP Holdings Ltd.	156,939
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
35,887	Tatts Group Ltd.	$104,196
110,675	Telstra Corp. Ltd.	475,125
16,717	Toll Holdings Ltd.	76,966
12,747	Transurban Group	80,365
16,539	Wesfarmers Ltd.	596,309
2,516	Wesfarmers Ltd. PPS	94,236
44,679	Westfield Group REIT	493,876
51,401	Westpac Banking Corp.	1,359,689
6,321	Woodside Petroleum Ltd.	225,477
20,040	Woolworths Ltd.	611,154
2,391	WorleyParsons Ltd.	61,165
		15,336,216
	Austria—0.5%
15,158	Erste Group Bank AG(a)	380,559
6,221	Immoeast AG(a)	—
36,189	Immofinanz AG	139,743
7,033	OMV AG	256,997
2,523	Raiffeisen Bank International AG	100,858
15,214	Telekom Austria AG	95,812
1,255	Vienna Insurance Group AG Wiener Versicherung Gruppe	53,877
7,345	Voestalpine AG	231,279
5,853	Wienerberger AG	41,956
		1,301,081
	Belgium—0.9%
20,025	Ageas	509,497
7,768	Anheuser-Busch InBev NV	649,343
1,739	Bekaert SA NV	47,457
6,184	Belgacom SA	180,698
1,341	Colruyt SA	61,235
5,901	Delhaize Group SA	225,534
215,212	Dexia SA(a)(b)	50,197
1,115	D'ieteren SA	53,899
1,889	Groupe Bruxelles Lambert SA	139,425
11,131	KBC Groep NV	261,210
1,041	Solvay SA	125,127
2,907	UCB SA	169,510
2,428	Umicore SA	124,574
		2,597,706
	Bermuda—0.1%
14,012	Catlin Group Ltd.	106,369
14,353	Frontline Ltd.(a)	45,251
4,120	Lancashire Holdings Ltd.	57,282
3,583	Seadrill Ltd.	144,842
		353,744
	Canada—6.6%
1,475	Agnico-Eagle Mines Ltd.	83,217
1,605	Agrium, Inc.	168,898
3,058	Alimentation Couche Tard, Inc., Class B	150,101

See Notes to Financial Statements.

62

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
4,424	ARC Resources Ltd.	$107,336
1,109	ATCO Ltd., Class I	81,874
11,283	Bank of Montreal	666,256
16,650	Bank of Nova Scotia	903,714
8,541	Barrick Gold Corp.	345,144
1,109	Baytex Energy Corp.	50,429
5,342	BCE, Inc.	233,348
1,512	Bombardier, Inc., Class A	5,900
34,846	Bombardier, Inc., Class B	132,481
3,013	Bonavista Energy Corp.	53,990
12,195	Brookfield Asset Management, Inc., Class A	419,474
6,354	Brookfield Office Properties, Inc.	97,773
3,969	Cameco Corp.	76,918
6,822	Canadian Imperial Bank of Commerce	536,204
4,556	Canadian National Railway Co.	393,106
12,909	Canadian Natural Resources Ltd.	388,755
11,698	Canadian Oil Sands Ltd.	248,122
1,951	Canadian Pacific Railway Ltd.	179,348
1,920	Canadian Tire Corp. Ltd., Class A	137,272
1,135	Canadian Utilities Ltd., Class A	76,083
8,773	Celestica, Inc.(a)	63,636
9,754	Cenovus Energy, Inc.	343,805
3,077	CGI Group, Inc., Class A(a)	80,442
4,093	CI Financial Corp.	95,578
2,355	Crescent Point Energy Corp.	97,781
2,032	Emera, Inc.	70,952
1,224	Empire Co. Ltd., Class A	71,260
7,648	Enbridge, Inc.	304,084
35,217	Encana Corp.	792,779
5,862	Enerplus Corp.(b)	94,132
419	Fairfax Financial Holdings Ltd.	155,321
2,538	Finning International, Inc.	59,546
3,108	First Quantum Minerals Ltd.	69,810
3,126	Fortis, Inc.	105,618
2,236	George Weston Ltd.	145,055
5,315	Goldcorp, Inc.	240,092
7,013	Great-West Lifeco, Inc.	161,380
2,327	H&R REIT	56,179
7,033	Husky Energy, Inc.	190,338
2,209	IGM Financial, Inc.	87,586
3,558	Imperial Oil Ltd.	157,307
2,612	Industrial Alliance Insurance & Financial Services, Inc.	71,474
1,576	Intact Financial Corp.	96,578
14,360	Kinross Gold Corp.	142,522
3,596	Loblaw Cos. Ltd.	124,556
5,769	Magna International, Inc.	256,272
61,999	Manulife Financial Corp.	765,450
1,590	Methanex Corp.	47,628
2,122	Metro, Inc.	125,091
2,561	National Bank of Canada	197,757
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
10,878	Nexen, Inc.	$259,570
4,572	Onex Corp.	183,886
2,216	Pembina Pipeline Corp.	61,924
12,643	Pengrowth Energy Corp.	75,769
12,686	Penn West Petroleum Ltd.	164,620
4,139	Potash Corp. of Saskatchewan, Inc.	166,264
15,967	Power Corp. of Canada	387,074
8,074	Power Financial Corp.	208,252
6,847	Precision Drilling Corp.(a)	48,981
1,518	Quebecor, Inc., Class B	52,914
23,232	Research In Motion Ltd.(a)(b)	183,160
2,813	RioCan REIT	76,664
2,265	Rogers Communications, Inc., Class B	99,347
22,472	Royal Bank of Canada	1,280,196
1,681	Saputo, Inc.	73,715
6,168	Shaw Communications, Inc., Class B(b)	134,283
10,428	Sherritt International Corp.	45,072
3,544	Shoppers Drug Mart Corp.	147,611
2,831	Sino-Forest Corp.(a)	—
2,134	SNC-Lavalin Group, Inc.	85,894
21,116	Sun Life Financial, Inc.	523,305
18,165	Suncor Energy, Inc.	609,195
7,039	Superior Plus Corp.	68,735
21,235	Talisman Energy, Inc.	240,500
8,460	Teck Resources Ltd., Class B	268,316
1,097	TELUS Corp.	71,165
887	TELUS Corp. NVTG	57,001
8,512	Thomson Reuters Corp.	239,477
984	Tim Hortons, Inc.	48,811
12,164	Toronto-Dominion Bank (The)(b)	988,576
5,561	TransAlta Corp.	88,575
10,658	TransCanada Corp.	479,530
2,068	Valeant Pharmaceuticals International, Inc.(a)	115,452
1,140	Vermilion Energy, Inc.	54,462
8,699	Viterra, Inc.	136,991
5,253	Yamana Gold, Inc.	106,006
		18,637,045
	Cayman Islands—0.0%
36,000	Belle International Holdings Ltd.	67,076
	Cyprus—0.0%
166,988	Bank of Cyprus PLC(a)	70,541
155,220	Cyprus Popular Bank PCL(a)	12,470
		83,011
	Denmark—0.6%
22	A P Moeller - Maersk A/S, Class A	145,683
56	A P Moeller - Maersk A/S, Class B	390,675
2,376	Carlsberg A/S, Class B	204,927
31,214	Danske Bank A/S(a)	488,007
2,969	DSV A/S	66,739

See Notes to Financial Statements.

63

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
734	FLSmidth & Co. A/S	$43,352
1,851	Jyske Bank A/S(a)	56,431
2,225	Novo Nordisk A/S, Class B	358,491
12,953	Vestas Wind Systems A/S(a)(b)	74,996
		1,829,301
	Finland—0.9%
3,904	Elisa Oyj	83,673
10,184	Fortum Oyj	188,313
2,995	Kesko Oyj, Class B	93,724
1,517	Kone Oyj, Class B(b)	108,607
3,338	Metso Corp. Oyj	117,088
8,277	Neste Oil Oyj	103,446
251,251	Nokia Oyj(b)	676,537
1,493	Nokian Renkaat Oyj	61,908
50,590	Outokumpu Oyj(a)	42,807
4,792	Pohjola Bank PLC, Class A	65,199
7,269	Rautaruukki Oyj	46,003
13,628	Sampo Oyj, Class A	426,999
23,715	Stora Enso Oyj, Class R	149,593
22,108	UPM-Kymmene Oyj	236,629
3,947	Wartsila Oyj	159,624
3,350	YIT Oyj	65,852
		2,626,002
	France—11.2%
6,717	Accor SA	209,503
32,503	Air France-KLM(a)	271,447
4,368	Air Liquide SA	515,065
92,225	Alcatel-Lucent(a)(b)	93,812
8,206	Alstom SA	280,188
1,119	Arkema SA	101,993
1,022	Atos	68,612
130,852	AXA SA	2,079,629
47,848	BNP Paribas SA	2,406,276
15,879	Bouygues SA	381,788
4,512	Cap Gemini	189,607
45,416	Carrefour SA	1,096,965
1,856	Casino Guichard Perrachon SA	162,049
1,354	Christian Dior SA	194,312
20,508	Cie de Saint-Gobain	722,554
3,741	Cie Generale de Geophysique-Veritas(a)	122,208
4,174	Cie Generale des Etablissements Michelin	358,379
6,905	CNP Assurances	97,528
102,026	Credit Agricole SA(a)	767,848
8,375	DANONE SA	514,672
12,356	EDF SA	261,378
4,630	Eiffage SA	159,018
340	Eramet	43,145
1,714	Essilor International SA	154,471
1,358	Eurazeo	62,144
1,424	Eutelsat Communications SA	45,577
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
2,409	Faurecia	$36,148
852	Fonciere des Regions REIT	68,471
126,284	France Telecom SA	1,407,621
70,169	GDF Suez	1,609,827
6,529	Groupe Eurotunnel SA	49,628
608	ICADE REIT	54,700
888	Imerys SA	49,876
1,857	Klepierre REIT	68,832
10,694	Lafarge SA	626,072
6,503	Lagardere SCA	177,675
4,257	Legrand SA	163,942
3,307	L'Oreal SA	421,108
3,318	LVMH Moet Hennessy Louis Vuitton SA	539,153
3,434	Metropole Television SA	47,857
37,544	Natixis	122,986
929	Neopost SA	50,842
1,520	Nexans SA	64,672
14,682	PagesJaunes Groupe(a)	26,692
3,059	Pernod-Ricard SA	329,119
36,350	Peugeot SA(a)(b)	232,497
2,096	PPR	368,425
2,173	Publicis Groupe SA	117,038
1,534	Rallye SA	46,732
11,793	Renault SA	527,360
2,489	Rexel SA	45,041
3,664	Safran SA	145,734
30,565	Sanofi	2,686,088
9,921	Schneider Electric SA	620,091
6,337	SCOR SE	169,075
46,569	Societe Generale SA(a)	1,479,939
5,789	Societe Television Francaise 1	49,727
2,292	Sodexo	176,327
24,529	STMicroelectronics NV	144,207
16,238	Suez Environnement Co.	172,391
25,340	Technicolor SA(a)	64,062
1,491	Technip SA	167,894
2,496	Thales SA	87,763
79,296	Total SA	3,988,823
1,475	Unibail-Rodamco SE REIT	332,280
2,621	Valeo SA	115,134
3,462	Vallourec SA	142,365
56,215	Veolia Environnement	556,305
16,290	Vinci SA	720,753
61,429	Vivendi SA	1,256,481
749	Wendel SA	65,988
547	Zodiac Aerospace	55,981
		31,809,890
	Germany—9.3%
2,803	Adidas AG	238,740
19,632	Allianz SE	2,433,509

See Notes to Financial Statements.

64

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,739	Aurubis AG	$109,921
19,501	BASF SE	1,615,473
14,895	Bayer AG	1,296,830
7,143	Bayerische Motoren Werke AG	568,775
940	Beiersdorf AG	68,345
966	Bilfinger Berger SE	94,494
1,003	Brenntag AG	126,382
18,252	Celesio AG	353,227
155,315	Commerzbank AG(a)	297,458
1,733	Continental AG	173,654
34,110	Daimler AG	1,592,296
38,126	Deutsche Bank AG	1,727,646
3,446	Deutsche Boerse AG	186,472
17,332	Deutsche Lufthansa AG	264,789
40,301	Deutsche Post AG	798,736
174,407	Deutsche Telekom AG	1,990,804
1,287	Douglas Holding AG	62,822
97,874	E.ON AG	2,223,245
3,723	Freenet AG	61,533
2,476	Fresenius Medical Care AG & Co. KGaA	173,863
2,321	Fresenius SE & Co. KGaA	264,665
2,734	GEA Group AG	85,344
2,195	Hannover Rueckversicherung AG	154,359
6,773	HeidelbergCement AG	358,869
1,755	Henkel AG & Co. KGaA	113,524
2,416	Henkel AG & Co. KGaA (Preference)	192,880
2,589	Hochtief AG(a)	128,356
10,176	Infineon Technologies AG	69,227
2,912	K+S AG	137,728
1,555	Lanxess AG	128,414
1,949	Linde AG	327,685
1,419	MAN SE	143,072
881	Merck KGaA	112,562
10,441	Metro AG	300,692
8,111	Muenchener Rueckversicherungs- Gesellschaft AG	1,303,269
1,997	Porsche Automobil Holding SE (Preference)	132,543
2,038	ProSiebenSat.1 Media AG (Preference)	56,778
31,726	RWE AG	1,449,352
2,232	Salzgitter AG	96,557
6,124	SAP AG	445,974
17,729	Siemens AG	1,781,345
1,758	Symrise AG	63,181
21,155	ThyssenKrupp AG	481,229
28,932	TUI AG(a)	271,091
824	Volkswagen AG	160,588
4,760	Volkswagen AG (Preference)	984,414
918	Wincor Nixdorf AG	40,813
		26,243,525
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Greece—0.4%
98,938	Alpha Bank AE(a)	$230,767
3,865	Coca-Cola Hellenic Bottling Co. SA	82,636
54,834	Eurobank Ergasias SA(a)	63,949
25,399	Hellenic Telecommunications Organization SA(a)	111,901
101,352	National Bank of Greece SA(a)	235,084
21,894	OPAP SA	139,865
106,116	Piraeus Bank SA(a)	57,202
16,332	Public Power Corp. SA(a)	93,541
		1,014,945
	Hong Kong—2.0%
70,600	AIA Group Ltd.	279,665
33,495	Bank of East Asia Ltd. (The)	124,255
69,242	BOC Hong Kong (Holdings) Ltd.	213,085
45,085	Cathay Pacific Airways Ltd.	81,676
24,435	Cheung Kong (Holdings) Ltd.	361,005
13,400	China Ocean Resources Co. Ltd.	47,304
31,210	CLP Holdings Ltd.	266,189
74,916	Esprit Holdings Ltd.	97,439
50,000	First Pacific Co. Ltd.	55,677
178,000	GOME Electrical Appliances Holdings Ltd.(a)	18,604
10,072	Hang Lung Group Ltd.	59,652
23,607	Hang Lung Properties Ltd.	82,091
13,969	Hang Seng Bank Ltd.	214,490
19,863	Henderson Land Development Co. Ltd.	137,630
44,987	Hong Kong & China Gas Co. Ltd.	119,578
3,500	Hong Kong Exchanges & Clearing Ltd.	57,761
35,000	Hongkong Land Holdings Ltd.	222,250
66,856	Hutchison Whampoa Ltd.	657,773
3,600	Jardine Matheson Holdings Ltd.	221,760
2,500	Jardine Strategic Holdings Ltd.	91,000
9,987	Kerry Properties Ltd.	49,548
18,000	Kingboard Chemical Holdings Ltd.	53,535
55,962	Li & Fung Ltd.	93,871
30,500	Link (The) REIT	151,712
21,875	MTR Corp. Ltd.	85,524
94,928	New World Development Co. Ltd.	146,739
169,509	Noble Group Ltd.	182,006
13,664	Orient Overseas International Ltd.	86,391
112,000	Pacific Basin Shipping Ltd.	59,974
283,320	PCCW Ltd.	114,424
20,054	Power Assets Holdings Ltd.	170,523
41,685	Sino Land Co. Ltd.	74,656
26,733	Sun Hung Kai Properties Ltd.	372,190
21,308	Swire Pacific Ltd., Class A	252,807
23,201	Wharf Holdings Ltd. (The)	158,814
18,000	Wheelock & Co. Ltd.	78,735
15,648	Yue Yuen Industrial (Holdings) Ltd.	54,011
		5,594,344

See Notes to Financial Statements.

65

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Ireland—0.3%
23,000	CRH PLC	$427,977
3,369	DCC PLC	96,239
322,685	Governor & Co. of the Bank of Ireland (The)(a)	38,050
5,231	Irish Bank Resolution Corp. Ltd.(a)	—
1,583	Kerry Group PLC, Class A	82,809
8,761	Smurfit Kappa Group PLC	96,496
		741,571
	Israel—0.3%
33,694	Bank Hapoalim BM(a)	132,305
52,241	Bank Leumi Le-Israel(a)	168,032
95,120	Bezeq Israeli Telecommunication Corp. Ltd.	115,918
3,479	Cellcom Israel Ltd.	31,064
8,649	Israel Chemicals Ltd.	108,161
10,267	Teva Pharmaceutical Industries Ltd.	416,888
		972,368
	Italy—4.4%
95,621	A2A SpA	47,010
75,350	Assicurazioni Generali SpA	1,224,387
11,692	Atlantia SpA	192,866
399,865	Banca Monte dei Paschi di Siena SpA(a)(b)	110,365
15,126	Banca Popolare dell'emilia Romagna Scrl	89,769
180,032	Banca Popolare di Milano Scarl(a)	99,076
8,598	Banca Popolare di Sondrio Scarl	49,022
154,165	Banco Popolare Societa Cooperativa Scarl(a)	245,713
4,333	Buzzi Unicem SpA	51,403
36,956	Enel Green Power SpA	62,828
438,961	Enel SpA	1,649,536
111,443	Eni SpA	2,557,463
3,747	EXOR SpA	96,525
2,509	EXOR SpA (Preference)	54,620
22,715	Fiat Industrial SpA	245,922
87,193	Fiat SpA(a)	424,822
51,649	Finmeccanica SpA(a)	255,794
19,827	Fondiaria-Sai SpA(a)	25,795
712,429	Intesa Sanpaolo SpA	1,143,802
8,384	Italcementi SpA	42,370
9,099	Italcementi SpA RSP	23,227
1,476	Luxottica Group SpA	56,135
70,721	Mediaset SpA	123,714
18,182	Mediobanca SpA	103,571
4,997	Prysmian SpA	96,091
3,618	Saipem SpA	162,493
28,247	Snam SpA(b)	124,961
1,002,247	Telecom Italia SpA	922,735
456,375	Telecom Italia SpA RSP	364,284
31,558	Terna-Rete Elettrica Nationale SpA	118,589
59,955	UBI Banca-Unione di Banche Italiane ScpA	235,555
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
306,795	UniCredit SpA(a)	$1,354,038
4,299	Unipol Gruppo Finanziario SpA(a)	9,398
4,439	Unipol Gruppo Finanziario SpA (Preference)(a)	7,150
		12,371,029
	Japan—16.0%
28,400	Aeon Co. Ltd.	309,476
4,600	Aisin Seiki Co. Ltd.	133,632
12,000	Ajinomoto Co., Inc.	183,010
2,300	Alfresa Holdings Corp.	103,878
20,000	All Nippon Airways Co. Ltd.	42,287
8,000	Amada Co. Ltd.	40,535
27,000	Asahi Glass Co. Ltd.	183,085
7,400	Asahi Group Holdings Ltd.	168,405
29,000	Asahi Kasei Corp.	159,277
6,700	Astellas Pharma, Inc.	332,360
7,000	Bank of Kyoto Ltd. (The)	60,078
25,000	Bank of Yokohama Ltd. (The)	114,788
1,300	Benesse Holdings, Inc.	62,536
13,600	Bridgestone Corp.	316,307
6,600	Brother Industries Ltd.	62,094
23,300	Canon, Inc.	751,500
7,600	Casio Computer Co. Ltd.(b)	58,001
4,200	Central Japan Railway Co.	360,991
13,000	Chiba Bank Ltd. (The)	75,791
24,000	Chubu Electric Power Co., Inc.	247,116
3,300	Chugai Pharmaceutical Co. Ltd.	66,801
4,000	Chugoku Bank Ltd. (The)	54,948
9,900	Chugoku Electric Power Co., Inc. (The)	106,271
63,000	Cosmo Oil Co. Ltd.	111,923
5,700	Credit Saison Co. Ltd.	125,011
21,000	Dai Nippon Printing Co. Ltd.	148,442
8,000	Daicel Corp.	47,942
4,000	Daihatsu Motor Co. Ltd.	69,961
288	Dai-ichi Life Insurance Co. Ltd. (The)	331,490
11,600	Daiichi Sankyo Co. Ltd.	177,055
4,800	Daikin Industries Ltd.	132,596
1,500	Daito Trust Construction Co. Ltd.	151,257
13,000	Daiwa House Industry Co. Ltd.	196,635
48,000	Daiwa Securities Group, Inc.	190,967
15,000	Denki Kagaku Kogyo Kabushiki Kaisha	46,165
8,900	Denso Corp.	278,257
3,200	Dentsu, Inc.	75,386
35,000	DIC Corp.	64,369
7,000	DOWA Holdings Co. Ltd.	46,591
7,900	East Japan Railway Co.	541,624
7,700	EDION Corp.	32,850
4,100	Eisai Co. Ltd.	182,353
6,400	Electric Power Development Co. Ltd.	163,583
1,300	FamilyMart Co. Ltd.	62,943

See Notes to Financial Statements.

66

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
900	FANUC Corp.	$143,113
300	Fast Retailing Co. Ltd.	66,733
23,000	Fuji Electric Co. Ltd.	46,616
18,000	Fuji Heavy Industries Ltd.	172,726
13,200	FUJIFILM Holdings Corp.	222,285
21,000	Fujikura Ltd.	58,326
74,000	Fujitsu Ltd.	284,224
27,000	Fukuoka Financial Group, Inc.	105,392
27,000	Furukawa Electric Co. Ltd.(a)	53,710
10,000	Gunma Bank Ltd. (The)	48,167
9,000	Hachijuni Bank Ltd. (The)	46,391
1,110	Hakuhodo DY Holdings, Inc.	66,381
35,000	Hankyu Hanshin Holdings, Inc.	193,544
17,000	Hanwa Co. Ltd.	59,339
71,000	Haseko Corp.(a)	45,302
137,000	Hitachi Ltd.	725,022
7,300	Hokkaido Electric Power Co., Inc.	60,004
34,000	Hokuhoku Financial Group, Inc.	54,022
5,500	Hokuriku Electric Power Co.	54,567
32,100	Honda Motor Co. Ltd.	959,827
7,800	Hoya Corp.	157,698
2,700	Ibiden Co. Ltd.	33,948
1,600	Idemitsu Kosan Co. Ltd.	137,520
39,000	IHI Corp.	81,972
52	Inpex Corp.	296,009
10,300	Isetan Mitsukoshi Holdings Ltd.	100,642
23,000	Isuzu Motors Ltd.	121,431
30,800	ITOCHU Corp.	307,884
17,000	J Front Retailing Co. Ltd.	88,265
10,800	Japan Tobacco, Inc.	298,071
21,500	JFE Holdings, Inc.	302,609
2,000	JGC Corp.	68,685
13,000	Joyo Bank Ltd. (The)	62,780
3,000	JSR Corp.	51,345
11,500	JTEKT Corp.	86,326
133,700	JX Holdings, Inc.	710,903
32,000	Kajima Corp.	88,477
31,500	Kansai Electric Power Co., Inc. (The)	241,974
9,700	Kao Corp.	272,081
35,000	Kawasaki Heavy Industries Ltd.	71,813
50,000	Kawasaki Kisen Kaisha Ltd.(a)	63,180
9,700	KDDI Corp.	752,408
9,000	Keio Corp.	68,235
300	Keyence Corp.	79,495
7,000	Kinden Corp.	43,788
32,000	Kintetsu Corp.(b)	125,310
22,000	Kirin Holdings Co. Ltd.	275,791
115,000	Kobe Steel Ltd.(a)	100,713
12,500	Komatsu Ltd.	261,479
14,500	Konica Minolta Holdings, Inc.	96,147
11,000	Kubota Corp.	112,298
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
6,800	Kuraray Co. Ltd.	$78,864
3,700	Kyocera Corp.	324,496
18,400	Kyushu Electric Power Co., Inc.	139,272
1,300	Lawson, Inc.	95,471
6,100	LIXIL Group Corp.	134,699
1,600	Makita Corp.	63,155
44,000	Marubeni Corp.	284,599
8,600	Marui Group Co. Ltd.	61,759
114,000	Mazda Motor Corp.(a)	135,494
12,300	Medipal Holdings Corp.	156,347
2,500	MEIJI Holdings Co. Ltd.	114,319
46,500	Mitsubishi Chemical Holdings Corp.	183,836
30,500	Mitsubishi Corp.	543,757
39,000	Mitsubishi Electric Corp.	290,804
12,000	Mitsubishi Estate Co. Ltd.	237,057
10,000	Mitsubishi Gas Chemical Co., Inc.	49,293
88,000	Mitsubishi Heavy Industries Ltd.	369,924
39,000	Mitsubishi Materials Corp.	113,199
130,000	Mitsubishi Motors Corp.(a)	112,223
368,160	Mitsubishi UFJ Financial Group, Inc.	1,662,777
35,300	Mitsui & Co. Ltd.	496,841
33,000	Mitsui Chemicals, Inc.	68,122
30,000	Mitsui Engineering & Shipbuilding Co. Ltd.	36,032
15,000	Mitsui Fudosan Co. Ltd.	302,702
21,000	Mitsui Mining & Smelting Co. Ltd.	44,401
48,000	Mitsui OSK Lines Ltd.	114,700
603,800	Mizuho Financial Group, Inc.	944,264
17,800	MS&AD Insurance Group Holdings, Inc.	301,306
3,500	Murata Manufacturing Co. Ltd.	169,899
18,000	Nagoya Railroad Co. Ltd.	49,093
4,500	Namco Bandai Holdings, Inc.	70,599
202,000	NEC Corp.(a)	386,663
5,000	NGK Insulators Ltd.	55,674
900	Nidec Corp.	63,956
3,900	Nikon Corp.	99,049
3,000	Nintendo Co. Ltd.	385,838
10,000	Nippon Electric Glass Co. Ltd.	50,794
36,000	Nippon Express Co. Ltd.	131,515
6,000	Nippon Meat Packers, Inc.	74,315
5,800	Nippon Paper Group, Inc.(b)	66,250
57,000	Nippon Sheet Glass Co. Ltd.	47,066
265,000	Nippon Steel & Sumitomo Metal Corp.	583,511
20,200	Nippon Telegraph & Telephone Corp.	918,641
76,000	Nippon Yusen Kabushiki Kaisha	144,526
66,200	Nissan Motor Co. Ltd.	553,254
4,000	Nisshin Seifun Group, Inc.	49,894
3,500	Nisshin Steel Holdings Co. Ltd.(a)	23,164
1,500	Nissin Foods Holdings Co. Ltd.	56,675
2,600	Nitto Denko Corp.	117,753
16,300	NKSJ Holdings, Inc.	296,716
2,900	NOK Corp.	46,368

See Notes to Financial Statements.

67

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
86,100	Nomura Holdings, Inc.	$310,231
2,700	Nomura Research Institute Ltd.	57,256
10,000	NSK Ltd.	54,798
14,000	NTN Corp.	25,047
25	NTT Data Corp.	81,290
418	NTT Docomo, Inc.	613,429
23,000	Obayashi Corp.	102,727
7,000	Odakyu Electric Railway Co. Ltd.	74,177
29,000	OJI Holdings Corp.	84,899
5,600	Olympus Corp.(a)	97,665
4,800	OMRON Corp.	95,484
1,300	Ono Pharmaceutical Co. Ltd.	78,394
500	Oriental Land Co. Ltd.	68,122
2,860	ORIX Corp.	293,407
46,000	Osaka Gas Co. Ltd.	189,341
6,800	Otsuka Holdings Co. Ltd.	209,198
107,500	Panasonic Corp.	691,292
38,700	Resona Holdings, Inc.	167,040
27,000	Ricoh Co. Ltd.(b)	225,310
2,700	Rohm Co. Ltd.	86,982
1,100	Sankyo Co. Ltd.	49,750
7,200	SBI Holdings, Inc.	50,264
3,000	Secom Co. Ltd.	152,571
4,400	Sega Sammy Holdings, Inc.	82,848
7,800	Seiko Epson Corp.(b)	43,230
6,000	Seino Holdings Co. Ltd.	34,530
10,000	Sekisui Chemical Co. Ltd.	81,947
17,000	Sekisui House Ltd.	173,339
19,000	Seven & I Holdings Co. Ltd.	585,237
50,000	Sharp Corp.(b)	107,594
3,600	Shikoku Electric Power Co., Inc.	38,419
24,000	Shimizu Corp.	80,170
5,900	Shin-Etsu Chemical Co. Ltd.	332,166
72,000	Shinsei Bank Ltd.	105,392
4,900	Shionogi & Co. Ltd.	81,166
6,200	Shiseido Co. Ltd.	78,344
9,000	Shizuoka Bank Ltd. (The)	91,880
44,000	Showa Denko K.K.	67,159
9,700	Showa Shell Sekiyu K.K.	53,882
500	SMC Corp.	78,694
12,300	SoftBank Corp.	388,867
144,000	Sojitz Corp.	178,356
44,000	Sony Corp.	525,160
48,000	Sumitomo Chemical Co. Ltd.	134,518
28,200	Sumitomo Corp.	383,856
18,300	Sumitomo Electric Industries Ltd.	196,439
7,000	Sumitomo Forestry Co. Ltd.	62,530
13,000	Sumitomo Heavy Industries Ltd.	46,516
12,000	Sumitomo Metal Mining Co. Ltd.	157,788
37,000	Sumitomo Mitsui Financial Group, Inc.	1,131,340
41,000	Sumitomo Mitsui Trust Holdings, Inc.	124,134
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
7,000	Sumitomo Realty & Development Co. Ltd.	$193,019
2,400	Suzuken Co. Ltd.	75,636
11,800	Suzuki Motor Corp.	266,914
14,400	T&D Holdings, Inc.	157,097
32,000	Taiheiyo Cement Corp.	68,060
41,000	Taisei Corp.	112,849
9,000	Taiyo Nippon Sanso Corp.	49,318
10,000	Takashimaya Co. Ltd.	65,682
12,900	Takeda Pharmaceutical Co. Ltd.	598,761
2,200	TDK Corp.(b)	82,490
25,000	Teijin Ltd.	57,238
1,400	Terumo Corp.	60,253
20,000	Tobu Railway Co., Ltd.	106,093
10,000	Toho Gas Co. Ltd.	60,553
3,300	Toho Holdings Co. Ltd.	67,255
23,400	Tohoku Electric Power Co., Inc.(a)	172,141
13,200	Tokio Marine Holdings, Inc.	348,950
276,500	Tokyo Electric Power Co., Inc.(a)	449,706
1,900	Tokyo Electron Ltd.	85,218
51,000	Tokyo Gas Co. Ltd.	269,899
28,000	Tokyu Corp.	142,224
13,000	Tokyu Land Corp.	72,864
12,000	TonenGeneral Sekiyu K.K.	108,695
21,000	Toppan Printing Co. Ltd.	121,119
24,000	Toray Industries, Inc.	139,922
115,000	Toshiba Corp.	425,873
23,000	Tosoh Corp.	44,889
6,300	Toyo Seikan Kaisha Ltd.	66,839
43,000	Toyobo Co. Ltd.	47,341
3,800	Toyota Industries Corp.	108,395
61,200	Toyota Motor Corp.	2,346,778
9,300	Toyota Tsusho Corp.	202,685
23,000	Ube Industries Ltd.	52,371
8,400	UNY Co. Ltd.	59,692
5,000	West Japan Railway Co.	218,003
2,000	Yakult Honsha Co., Ltd.	93,081
3,030	Yamada Denki Co. Ltd.	131,162
6,000	Yamaguchi Financial Group, Inc.	49,618
6,000	Yamaha Corp.	53,822
8,100	Yamaha Motor Co. Ltd.	77,321
8,500	Yamato Holdings Co. Ltd.	129,207
8,000	Yokohama Rubber Co. Ltd. (The)	55,949
		45,495,618
	Jersey Island—0.2%
42,626	Glencore International PLC	235,582
11,711	Informa PLC	75,506
7,396	Wolseley PLC	322,786
		633,874

See Notes to Financial Statements.

68

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Luxembourg—0.4%
4,824	APERAM SA	$69,854
61,144	ArcelorMittal SA	905,603
5,508	SES SA FDR	152,381
7,271	Tenaris SA	135,956
		1,263,794
	Netherlands—2.8%
136,238	Aegon NV	760,522
6,769	Akzo Nobel NV	368,130
2,557	ASML Holding NV	140,652
1,953	Corio NV REIT	86,993
3,128	CSM NV	63,819
8,191	Delta Lloyd NV	136,176
6,224	European Aeronautic Defence & Space Co. NV	221,063
1,160	Fugro NV CVA	78,403
2,957	Heineken Holding NV	150,010
4,213	Heineken NV	259,667
201,695	ING Groep NV CVA(a)	1,781,405
64,613	Koninklijke (Royal) KPN NV	407,827
31,809	Koninklijke Ahold NV	404,886
16,521	Koninklijke BAM Groep NV	61,355
1,652	Koninklijke Boskalis Westminster NV	62,914
4,434	Koninklijke DSM NV	227,611
32,996	Koninklijke Philips Electronics NV	824,768
881	Nutreco NV	65,927
43,426	PostNL NV(a)	171,178
3,303	Randstad Holding NV	107,793
8,167	Reed Elsevier NV	109,691
1,854	Royal Imtech NV	46,487
4,417	SBM Offshore NV(a)	57,693
42,704	SNS REAAL NV(a)	62,640
8,584	TNT Express NV	90,387
23,732	Unilever NV CVA	871,202
5,252	USG People NV	36,818
8,438	Wolters Kluwer NV	163,244
		7,819,261
	New Zealand—0.1%
16,087	Fletcher Building Ltd.	93,105
90,848	Telecom Corp. of New Zealand Ltd.	179,620
		272,725
	Norway—0.9%
5,095	Aker Solutions ASA	99,948
29,531	Dnb NOR ASA	368,274
4,900	Gjensidige Forsikring ASA	71,491
129,138	Marine Harvest ASA(a)	101,332
34,086	Norsk Hydro ASA	153,255
29,733	Orkla ASA	234,871
4,419	Petroleum Geo-Services ASA	76,084
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
35,928	Statoil ASA	$886,660
18,093	Storebrand ASA(a)	91,109
14,606	Telenor ASA	286,781
3,062	Yara International ASA	144,054
		2,513,859
	Portugal—0.4%
1,075,797	Banco Comercial Portugues SA, Class R(a)	97,581
87,502	Banco Espirito Santo SA(a)	85,039
125,597	EDP-Energias de Portugal SA	341,121
4,155	Galp Energia SGPS SA	66,493
79,795	Portugal Telecom SGPS SA	401,289
		991,523
	Singapore—0.9%
54,000	CapitaLand Ltd.	144,732
8,000	City Developments Ltd.	75,144
49,000	ComfortDelGro Corp. Ltd.	67,874
30,000	DBS Group Holdings Ltd.	341,789
20,000	Fraser & Neave Ltd.	150,158
127,000	Golden Agri-Resources Ltd.	65,059
2,000	Jardine Cycle & Carriage Ltd.	80,718
17,600	Keppel Corp. Ltd.	153,777
35,000	Oversea-Chinese Banking Corp. Ltd.	261,055
15,000	SembCorp Industries Ltd.	66,882
21,000	Singapore Airlines Ltd.	182,452
29,000	Singapore Press Holdings Ltd.	96,029
23,000	Singapore Technologies Engineering Ltd.	66,358
142,000	Singapore Telecommunications Ltd.	374,772
20,000	United Overseas Bank Ltd.	299,496
31,000	Wilmar International Ltd.	78,513
		2,504,808
	South Korea—4.3%
797	Cheil Industries, Inc.	68,256
804	CJ Corp.	78,513
907	Daelim Industrial Co. Ltd.	63,122
1,760	Daewoo Shipbuilding & Marine Engineering Co. Ltd.	37,763
2,063	Dongbu Insurance Co. Ltd.	93,541
3,310	Dongkuk Steel Mill Co. Ltd.	42,490
1,117	Doosan Corp.	129,050
1,137	Doosan Heavy Industries & Construction Co. Ltd.	48,687
923	GS Engineering & Construction Corp.	51,964
2,615	GS Holdings	164,487
6,400	Hana Financial Group, Inc.	186,319
1,310	Hankook Tire Co. Ltd.(a)	55,254
299	Hankook Tire Worldwide Co. Ltd.	3,866
6,890	Hanwha Corp.	196,794
9,490	Hanwha Life Insurance Co. Ltd.	66,916
205	Honam Petrochemical Corp.	41,917

See Notes to Financial Statements.

69

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,898	Hyosung Corp.	$104,594
396	Hyundai Department Store Co. Ltd.	49,200
2,970	Hyundai Development Co.	53,376
1,065	Hyundai Engineering & Construction Co. Ltd.	64,158
1,079	Hyundai Heavy Industries Co. Ltd.	226,564
1,980	Hyundai Marine & Fire Insurance Co. Ltd.	63,997
529	Hyundai Mipo Dockyard Co. Ltd.	56,509
683	Hyundai MOBIS	174,100
3,606	Hyundai Motor Co.	742,295
837	Hyundai Steel Co.	60,246
6,050	Industrial Bank of Korea	66,569
2,440	Kangwon Land, Inc.	56,827
8,498	KB Financial Group, Inc.	289,085
3,253	Kia Motors Corp.	180,755
14,330	Korea Electric Power Corp.(a)	371,849
13,360	Korea Exchange Bank(a)	92,611
1,890	Korea Gas Corp.	132,747
147	Korea Zinc Co. Ltd.	60,385
1,456	Korean Air Lines Co. Ltd.(a)	65,350
7,470	KT Corp.	253,087
1,379	KT&G Corp.	105,075
417	Kumho Petro Chemical Co. Ltd.	40,912
485	LG Chem Ltd.	136,081
5,315	LG Corp.	324,573
9,540	LG Display Co. Ltd.(a)	283,418
5,590	LG Electronics, Inc.	389,034
1,526	LG International Corp.	55,409
10,350	LG Uplus Corp.	66,147
244	Lotte Shopping Co. Ltd.	75,509
1,402	LS Corp.	114,669
285	OCI Co. Ltd.	40,244
2,306	POSCO	726,308
3,034	Samsung C&T Corp.	164,970
814	Samsung Electro-Mechanics Co. Ltd.	69,712
1,970	Samsung Electronics Co. Ltd.	2,366,312
923	Samsung Fire & Marine Insurance Co. Ltd.	201,848
3,550	Samsung Heavy Industries Co. Ltd.	108,557
1,344	Samsung Life Insurance Co. Ltd.	115,841
541	Samsung SDI Co. Ltd.	67,960
1,264	Samsung Securities Co. Ltd.	56,617
12,163	Shinhan Financial Group Co. Ltd.	417,664
506	Shinsegae Co. Ltd.	90,473
2,004	SK C&C Co. Ltd.	175,851
3,680	SK Holdings Co. Ltd.	512,892
6,070	SK Hynix, Inc.(a)	138,309
1,807	SK Innovation Co. Ltd.	265,930
1,637	SK Telecom Co. Ltd.	230,405
1,898	S-Oil Corp.	173,859
7,780	STX Co. Ltd.	57,070
4,450	STX Offshore & Shipbuilding Co. Ltd.	32,235
16,220	Woori Finance Holdings Co. Ltd.	153,187
		12,250,314
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Spain—4.2%
8,966	Abertis Infraestructuras SA	$135,003
1,181	Acciona SA	72,446
7,492	Acerinox SA	78,053
10,487	ACS Actividades de Construccion y Servicios SA	223,812
3,379	Amadeus IT Holding SA, Class A	83,630
204,194	Banco Bilbao Vizcaya Argentaria SA	1,703,195
85,613	Banco de Sabadell SA(a)	208,340
69,500	Banco Popular Espanol SA	108,340
449,841	Banco Santander SA	3,374,431
12,765	Bankinter SA	50,466
34,590	CaixaBank SA	130,879
20,680	Distribuidora Internacional de Alimentacion SA	125,143
3,639	Enagas SA	72,334
5,604	Endesa SA	119,237
14,280	Ferrovial SA	201,694
4,215	Fomento de Construcciones y Contratas SA	55,055
23,954	Gamesa Corp. Tecnologica SA	48,856
12,317	Gas Natural SDG SA	191,046
139,271	Iberdrola SA	720,065
5,924	Indra Sistemas SA	67,552
1,988	Industria de Diseno Textil SA (Inditex)	253,586
42,500	International Consolidated Airlines Group SA(a)	110,442
31,970	Mapfre SA	88,570
2,137	Obrascon Huarte Lain SA	55,895
53,517	Repsol SA	1,069,336
186,798	Telefonica SA	2,459,257
		11,806,663
	Sweden—2.1%
3,350	Alfa Laval AB	58,161
3,748	Assa Abloy AB, Class B	124,888
5,525	Atlas Copco AB, Class A	135,806
3,426	Atlas Copco AB, Class B	75,021
6,273	Boliden AB	109,570
8,166	Electrolux AB, Series B	208,845
2,250	Getinge AB, Class B	69,174
6,062	Hennes & Mauritz AB, Class B	205,100
1,832	Holmen AB, Class B	53,977
9,943	Husqvarna AB, Class B	57,661
5,549	Industrivarden AB, Class A	81,286
2,410	Industrivarden AB, Class C	33,978
3,553	NCC AB, Class B	66,451
71,530	Nordea Bank AB	649,498
17,433	Sandvik AB	241,709
783	Scania AB, Class A	14,703
6,970	Scania AB, Class B	132,669
11,915	Securitas AB, Class B	86,623
52,108	Skandinaviska Enskilda Banken AB, Class A	431,917

See Notes to Financial Statements.

70

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
13,788	Skanska AB, Class B	$215,483
6,184	SKF AB, Class B	139,330
9,734	SSAB AB, Class A	69,623
3,364	SSAB AB, Class B	20,786
15,929	Svenska Cellulosa AB, Class B	310,159
12,591	Svenska Handelsbanken AB, Class A	431,123
15,934	Swedbank AB, Class A	295,368
1,593	Swedish Match AB	54,257
9,479	Tele2 AB, Class B	158,140
65,110	Telefonaktiebolaget LM Ericsson, Class B	572,070
49,060	TeliaSonera AB	322,882
5,092	Trelleborg AB, Class B	55,368
13,649	Volvo AB, Class A	183,278
29,958	Volvo AB, Class B	402,953
		6,067,857
	Switzerland—5.0%
28,955	ABB Ltd.	521,762
4,096	Adecco SA	198,114
1,005	Aryzta AG	50,185
1,948	Baloise Holding AG	162,752
7,397	Clariant AG	79,197
3,961	Compagnie Financiere Richemont SA	256,921
44,892	Credit Suisse Group AG	1,040,827
5,132	GAM Holding AG	71,645
418	Geberit AG	86,186
110	Givaudan SA	110,094
210	Helvetia Holding AG	73,631
6,692	Holcim Ltd.	456,697
2,432	Julius Baer Group Ltd.	84,357
719	Kuehne + Nagel International AG	83,930
8	Lindt & Spruengli AG NVTG	25,284
1	Lindt & Spruengli AG, Registered Shares	36,394
1,360	Lonza Group AG	68,949
42,079	Nestle SA	2,670,607
32,984	Novartis AG	1,985,345
7,949	Roche Holding AG	1,528,851
267	Schindler Holding AG PC	35,181
300	Schindler Holding AG, Registered Shares	38,821
59	SGS SA	124,944
473	Sulzer AG	68,471
220	Swatch Group AG (The)	91,052
322	Swatch Group AG (The), Registered Shares	23,393
2,010	Swiss Life Holding AG	252,977
11,153	Swiss Re AG	770,721
455	Swisscom AG	189,046
930	Syngenta AG	363,331
9,823	Transocean Ltd.	447,162
72,496	UBS AG	1,086,817
4,698	Zurich Insurance Group AG	1,157,851
		14,241,495
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	United Kingdom—19.8%
24,727	3i Group PLC	$85,808
3,103	Admiral Group PLC	55,390
1,414	Aggreko PLC	48,978
4,408	AMEC PLC	75,276
16,278	Amlin PLC	97,870
22,010	Anglo American PLC	674,789
4,915	Antofagasta PLC	99,533
7,154	Associated British Foods PLC	159,628
32,485	AstraZeneca PLC	1,505,939
188,271	Aviva PLC	1,005,183
4,678	Babcock International Group PLC	73,707
108,801	BAE Systems PLC	547,236
28,551	Balfour Beatty PLC	144,983
502,846	Barclays PLC	1,843,001
44,756	Barratt Developments PLC(a)	136,710
32,104	BG Group PLC	593,500
23,068	BHP Billiton PLC	737,886
715,671	BP PLC	5,111,170
22,826	British American Tobacco PLC	1,128,773
20,165	British Land Co. PLC REIT	171,693
16,681	British Sky Broadcasting Group PLC	190,536
267,085	BT Group PLC	914,361
6,222	Bunzl PLC	102,746
2,510	Burberry Group PLC	47,150
208,581	Cable & Wireless Communications PLC	125,979
6,961	Capita PLC	81,081
12,754	Capital Shopping Centres Group PLC REIT	68,423
14,670	Carillion PLC	72,746
5,902	Carnival PLC	234,287
136,274	Centrica PLC	711,543
4,654	Close Brothers Group PLC	63,432
22,594	Cobham PLC	78,260
31,738	Compass Group PLC	347,694
5,952	Cookson Group PLC	55,856
68,505	Darty PLC	59,321
3,873	De La Rue PLC	66,077
44,031	Debenhams PLC	84,911
27,196	Diageo PLC	775,948
327,532	Dixons Retail PLC(a)	108,700
11,820	Drax Group PLC	106,924
18,490	DS Smith PLC	63,568
7,583	easyjet PLC	76,354
6,336	Eurasian Natural Resources Corp. PLC	33,450
8,645	Experian PLC	149,025
30,370	FirstGroup PLC	93,207
30,514	G4S PLC	128,061
31,979	GKN PLC	106,955
94,194	GlaxoSmithKline PLC	2,104,032
7,000	Greene King PLC	66,987
15,335	Hammerson PLC REIT	116,560

See Notes to Financial Statements.

71

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
51,978	Hays PLC	$68,247
27,499	Henderson Group PLC	51,834
11,017	Hiscox Ltd.	85,266
105,836	Home Retail Group PLC	194,549
496,582	HSBC Holdings PLC	4,870,514
15,800	ICAP PLC	82,753
4,420	IMI PLC	67,968
14,232	Imperial Tobacco Group PLC	536,526
17,755	Inchcape PLC	114,989
7,933	Inmarsat PLC	72,401
2,357	Intercontinental Hotels Group PLC	58,098
11,641	Intermediate Capital Group PLC	57,238
15,927	Invensys PLC	58,452
15,491	Investec PLC	90,942
52,780	ITV PLC	73,595
89,407	J Sainsbury PLC	510,763
5,098	John Wood Group PLC	69,771
3,961	Johnson Matthey PLC	143,517
4,263	Kazakhmys PLC	48,693
64,160	Kingfisher PLC	299,242
25,358	Ladbrokes PLC	73,209
22,673	Land Securities Group PLC REIT	293,680
215,529	Legal & General Group PLC	465,286
1,834,253	Lloyds Banking Group PLC(a)	1,199,021
4,282	Lonmin PLC	35,389
105,558	Man Group PLC	133,411
54,565	Marks & Spencer Group PLC	346,178
10,907	Meggitt PLC	67,827
20,172	Mitchells & Butlers PLC(a)	106,431
11,333	Mondi PLC	124,520
18,727	National Express Group PLC	51,350
84,712	National Grid PLC	964,198
2,747	Next PLC	157,815
162,250	Old Mutual PLC	449,596
14,574	Pearson PLC	292,319
6,268	Pennon Group PLC	72,403
8,832	Persimmon PLC	113,119
34,227	Premier Foods PLC(a)	58,863
59,178	Prudential PLC	808,949
8,205	Reckitt Benckiser Group PLC	495,700
13,156	Reed Elsevier PLC	128,442
58,260	Rentokil Initial PLC	82,550
22,904	Rexam PLC	164,830
18,346	Rio Tinto PLC	917,576
21,481	Rolls-Royce Holdings PLC	295,717
1,632,556	Rolls-Royce Holdings PLC (Preference), Class C(a)	2,630
101,245	Royal Bank of Scotland Group PLC(a)	450,186
110,134	Royal Dutch Shell PLC, Class A	3,770,418
81,748	Royal Dutch Shell PLC, Class B	2,884,892
143,569	RSA Insurance Group PLC	259,746
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
12,015	SABMiller PLC	$513,825
17,707	Sage Group PLC (The)	88,633
2,056	Schroders PLC	50,480
726	Schroders PLC NVTG	14,445
22,444	Segro PLC REIT	85,912
8,348	Serco Group PLC	76,189
5,443	Severn Trent PLC	140,829
2,083	Shire PLC	58,492
32,486	SIG PLC	54,796
10,821	Smith & Nephew PLC	114,187
7,158	Smiths Group PLC	121,777
29,332	SSE PLC	684,257
14,500	Stagecoach Group PLC	64,100
35,930	Standard Chartered PLC	847,148
70,753	Standard Life PLC	332,841
9,537	Tate & Lyle PLC	111,547
122,757	Taylor Wimpey PLC	120,836
273,164	Tesco PLC	1,407,599
126,558	Thomas Cook Group PLC(a)	41,798
5,133	Travis Perkins PLC	89,311
42,824	TUI Travel PLC	173,169
3,209	Tullow Oil PLC	72,585
8,625	UBM PLC	97,198
17,502	Unilever PLC	651,624
22,368	United Utilities Group PLC	243,964
4,645	Vedanta Resources PLC	84,861
1,501,193	Vodafone Group PLC	4,069,122
1,553	Weir Group PLC (The)	43,584
2,901	Whitbread PLC	109,831
17,708	William Hill PLC	96,426
75,733	William Morrison Supermarkets PLC	326,864
25,058	WPP PLC	322,756
34,525	Xstrata PLC(a)	544,590
		56,208,412
	Total Common Stocks and Other Equity Interests (Cost $312,159,215)	283,649,057
	Rights—0.0%
	Bermuda—0.0%
37,458	Espirit Holdings Ltd., expiring 12/19/12(a) (Cost $0)	10,053
	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $312,159,215)—100.0%	283,659,110

See Notes to Financial Statements.

72

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

October 31, 2012

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan
	Money Market Fund—0.9%
2,653,604	Invesco Liquid Assets Portfolio—Institutional Class (Cost $2,653,604)(c)(d)	$2,653,604
	Total Investments (Cost $314,812,819)—100.9%	286,312,714
	Liabilities in excess of other assets—(0.9)%	(2,597,730)
	Net Assets—100.0%	$283,714,984

Investment Abbreviations:

CVA—Dutch Certificates

FDR—Fiduciary Depositary Receipts

NVTG—Non-voting Shares

PC—Participation Certificates

PPS—Price Protected Shares

REIT—Real Estate Investment Trust

RSP—Registered Savings Plan Shares

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  All or a portion of this security was out on loan at October 31, 2012.

(c)  The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 2I.

(d)  The security and the Fund are advised by wholly owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See Notes to Financial Statements.

73

Schedule of Investments

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Australia—4.8%
10,933	Abacus Property Group REIT	$23,581
16,738	Adelaide Brighton Ltd.	55,020
4,205	ALS Ltd.	40,421
46,103	Alumina Ltd.	46,133
2,605	Ansell Ltd.	42,140
17,818	APA Group	95,338
23,535	APN News & Media Ltd.	9,030
18,635	Ardent Leisure Group	27,343
19,906	Aristocrat Leisure Ltd.	58,209
5,129	Ausdrill Ltd.	15,158
17,193	Australand Property Group REIT	53,841
18,110	AWE Ltd.	24,976
12,845	Bank of Queensland Ltd.	100,963
24,036	Beach Energy Ltd.	34,395
31,016	Billabong International Ltd.	28,463
11,904	Boart Longyear Group	18,022
3,708	Bradken Ltd.	18,994
10,450	BWP Trust REIT	22,647
3,678	Cabcharge Australia Ltd.	22,578
2,312	Cardno Ltd.	19,275
9,846	Centro Retail Australia REIT	21,951
15,768	Challenger Ltd.	52,813
10,885	Charter Hall Retail REIT	40,973
764	Cochlear Ltd.	56,399
66,760	Commonwealth Property Office Fund REIT	74,765
28,401	David Jones Ltd.	78,633
12,609	Echo Entertainment Group Ltd.	45,893
66,596	Elders Ltd.(a)	11,394
25,489	Emeco Holdings Ltd.	18,369
14,045	Energy Resources of Australia Ltd.(a)	20,535
38,218	Envestra Ltd.	35,865
64,902	Fairfax Media Ltd.	26,584
65,435	FKP Property Group	15,097
1,435	Fleetwood Corp. Ltd.	15,327
1,640	Flight Centre Ltd.	45,236
4,779	Fortescue Metals Group Ltd.	20,219
4,967	GrainCorp Ltd., Class A	63,197
3,077	GUD Holdings Ltd.	26,770
83,310	Gunns Ltd.(a)	—
14,164	GWA International Ltd.	25,629
41,113	Harvey Norman Holdings Ltd.	81,214
2,556	Iluka Resources Ltd.	26,292
21,128	Investa Office Fund REIT	65,069
1,860	Invocare Ltd.	16,992
5,390	IOOF Holdings Ltd.	35,323
2,640	Iress Ltd.	20,970
3,205	JB Hi-Fi Ltd.	34,065
51,238	Kagara Ltd.(a)	—
27,601	Macmahon Holdings Ltd.	9,159
15,653	Mirabela Nickel Ltd.(a)	7,304
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,388	Monadelphous Group Ltd.	$30,369
21,042	Mount Gibson Iron Ltd.	15,383
31,503	Myer Holdings Ltd.	63,864
5,045	Navitas Ltd.	21,553
4,244	New Hope Corp. Ltd.	19,276
10,386	Nufarm Ltd.	61,926
83,855	Pacific Brands Ltd.	53,911
10,621	Paladin Energy Ltd.(a)	12,500
6,112	PanAust Ltd.	21,105
12,482	Panoramic Resources Ltd.	8,089
2,150	Perpetual Ltd.	62,291
4,151	Platinum Asset Management Ltd.	15,668
3,014	Premier Investments Ltd.	19,252
23,679	Primary Health Care Ltd.	95,515
2,930	Ramsay Health Care Ltd.	72,189
3,404	Seek Ltd.	23,614
2,893	Seven Group Holdings Ltd.	20,729
3,583	Seven West Media Ltd.	4,514
122,001	Sigma Pharmaceuticals Ltd.	85,394
66,427	SP Ausnet	73,014
23,470	Spark Infrastructure Group	41,130
56,655	Ten Network Holdings Ltd.	16,450
22,948	Transfield Services Ltd.	37,836
59,473	Transpacific Industries Group Ltd.(a)	47,178
12,632	Treasury Wine Estates Ltd.	64,708
6,818	UGL Ltd.	75,507
225,954	Virgin Australia Holdings Ltd.(a)	57,404
6,977	Westfield Retail Trust REIT	22,428
2,704	Whitehaven Coal Ltd.	8,552
		2,899,913
	Austria—0.9%
1,921	Andritz AG	115,675
4,925	CA Immobilien Anlagen AG	60,965
3,519	Conwert Immobilien Invest SE(a)	40,766
331	Mayr-Melnhof Karton AG	32,730
2,227	Oesterreichische Post AG	85,764
1,930	RHI AG	54,519
208	Schoeller-Bleckmann Oilfield Equipment AG	20,066
2,023	Strabag SE	50,790
2,524	Verbund AG	58,724
		519,999
	Belgium—1.0%
743	Ackermans & van Haaren NV	60,405
23,490	Agfa Gevaert NV(a)	38,352
411	Barco NV	28,227
752	Befimmo SCA Sicafi REIT	45,799
340	Cie d'Entreprises CFE	16,724
521	Cofinimmo REIT	59,234
2,696	Euronav SA(a)	14,847
334	EVS Broadcast Equipment SA	19,351

See Notes to Financial Statements.

74

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
516	Gimv NV	$24,933
1,313	Mobistar SA	34,725
7,743	Nyrstar	45,050
657	Sofina SA	55,763
1,814	Telenet Group Holding NV	83,152
1,800	Tessenderlo Chemie NV	52,130
309	Warehouses De Pauw SCA REIT	16,925
		595,617
	Bermuda—0.4%
23,428	Aquarius Platinum Ltd.(a)	14,154
22,998	BW Offshore Ltd.	13,494
61,000	C C Land Holdings Ltd.	14,010
48,000	China Green (Holdings) Ltd.(a)	10,591
41,000	China Yurun Food Group Ltd.(a)	30,049
895	Dockwise Ltd.(a)	14,265
49,139	Golden Ocean Group Ltd.(a)	36,923
25,000	Huabao International Holdings Ltd.	12,484
6,000	Luk Fook Holdings (International) Ltd.	15,081
36,000	Midland Holdings Ltd.	18,163
268,000	Mongolia Energy Co. Ltd.(a)	12,795
13,500	Ports Design Ltd.	9,598
84,000	Skyworth Digital Holdings Ltd.	45,414
		247,021
	Canada—9.9%
23,764	Advantage Oil & Gas Ltd.(a)	85,593
2,915	Aecon Group, Inc.	33,568
4,941	AGF Management Ltd., Class B	49,286
7,543	Aimia, Inc.	112,900
801	Allied Properties Real Estate Investment Trust REIT	25,324
3,120	Altagas Ltd.	105,041
1,596	Artis Real Estate Investment Trust REIT	26,092
1,577	Astral Media, Inc., Class A	64,500
3,629	Athabasca Oil Corp.(a)	43,897
2,744	Atlantic Power Corp.	41,071
2,067	AuRico Gold, Inc.(a)	17,247
882	Bell Aliant, Inc.	23,932
1,826	Birchcliff Energy Ltd.(a)	14,962
953	Boardwalk REIT	61,280
302	Bonterra Energy Corp.	13,536
6,586	CAE, Inc.	72,416
533	Calfrac Well Services Ltd.	12,217
2,881	Calloway REIT	83,447
3,558	Canaccord Financial, Inc.	17,763
1,540	Canadian REIT	64,158
2,028	Canadian Apartment Properties REIT	49,670
1,486	Canadian Western Bank	43,948
5,404	Canfor Corp.(a)	76,991
2,393	Capital Power Corp.	51,260
5,140	Capstone Mining Corp.(a)	12,702
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
4,102	Cascades, Inc.	$20,028
870	Catamaran Corp.(a)	40,823
1,012	CCL Industries, Inc., Class B	37,443
983	Celtic Exploration Ltd.(a)	25,649
1,668	Centerra Gold, Inc.	18,908
6,026	Chartwell Seniors Housing REIT	61,918
1,725	Cineplex, Inc.	53,502
5,280	CML Healthcare, Inc.	44,744
842	Cogeco Cable, Inc.	32,147
1,899	Cominar REIT	45,314
2,532	Corus Entertainment, Inc., Class B	57,277
7,453	Cott Corp.(a)	56,895
1,619	Crew Energy, Inc.(a)	12,456
2,905	Davis & Henderson Corp.	60,919
9,830	Denison Mines Corp.(a)	12,687
649	Detour Gold Corp.(a)	18,272
1,147	Dollarama, Inc.	72,400
1,707	Dorel Industries, Inc., Class B	60,987
1,227	Dundee REIT	44,992
2,367	Dundee Corp., Class A(a)	59,441
1,618	Dundee Precious Metals, Inc.(a)	14,877
44,090	Eastern Platinum Ltd.(a)	7,279
5,889	Eldorado Gold Corp.	86,965
5,279	Ensign Energy Services, Inc.	78,855
6,873	Extendicare REIT	56,181
1,638	First Capital Realty, Inc.	30,318
1,051	FirstService Corp.(a)	30,189
1,119	Franco-Nevada Corp.	64,386
2,361	Genworth MI Canada, Inc.	48,330
2,864	Gibson Energy, Inc.	65,790
2,512	Gildan Activewear, Inc.	85,476
5,038	GMP Capital, Inc.	26,513
10,040	Golden Star Resources Ltd.(a)	20,191
2,639	Great Canadian Gaming Corp.(a)	25,347
2,297	Harry Winston Diamond Corp.(a)	32,933
705	Home Capital Group, Inc.	35,867
6,511	HudBay Minerals, Inc.	60,387
5,909	IAMGOLD Corp.	91,635
999	Imperial Metals Corp.(a)	12,764
1,416	Inmet Mining Corp.	72,961
7,956	InnVest REIT	38,686
3,371	Jean Coutu Group (PJC), Inc. (The), Class A	50,624
6,836	Just Energy Group, Inc.	69,899
2,078	Keyera Corp.	100,792
13,304	Lake Shore Gold Corp.(a)	10,649
1,161	Laurentian Bank of Canada	51,632
2,543	Legacy Oil & Gas, Inc.(a)	18,166
2,671	Linamar Corp.	58,791
17,757	Lundin Mining Corp.(a)	92,383
830	MacDonald Dettwiler & Associates Ltd.	46,503
1,086	Major Drilling Group International	11,224
2,445	Manitoba Telecom Services, Inc.	82,022

See Notes to Financial Statements.

75

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
4,990	Maple Leaf Foods, Inc.	$55,417
4,099	Martinrea International, Inc.(a)	29,446
1,601	MEG Energy Corp.(a)	58,434
1,578	Morguard REIT	28,418
3,889	Mullen Group Ltd.	80,581
4,426	New Gold, Inc.(a)	51,766
748	Niko Resources Ltd.	9,519
1,932	Norbord, Inc.(a)	40,128
1,584	Nordion, Inc.	10,301
2,361	North West Co., Inc. (The)	55,275
2,495	Northland Power, Inc.	48,327
6,807	Nuvista Energy Ltd.(a)	35,550
9,541	OceanaGold Corp.(a)	33,410
795	Open Text Corp.(a)	42,697
2,757	Osisko Mining Corp.(a)	27,060
2,075	Pacific Rubiales Energy Corp.	48,766
1,650	Pan American Silver Corp.	36,170
1,104	Pason Systems, Inc.	17,971
3,144	PetroBakken Energy Ltd., Class A	39,666
5,483	Petrobank Energy & Resources Ltd.(a)	75,264
1,757	Petrominerales Ltd.	14,081
3,421	Peyto Exploration & Development Corp.	83,514
2,096	Primaris Retail REIT	49,092
8,263	Progress Energy Resources Corp.	166,335
4,635	Progressive Waste Solutions Ltd.	89,639
2,613	Reitmans (Canada) Ltd., Class A	32,470
1,536	Ritchie Bros Auctioneers, Inc.	34,039
9,562	RONA, Inc.	98,155
3,320	Russel Metals, Inc.	92,674
2,989	Savanna Energy Services Corp.	20,784
2,881	SEMAFO, Inc.	11,530
1,178	ShawCor Ltd., Class A	52,447
2,253	Sierra Wireless, Inc.(a)	18,033
1,298	Silver Standard Resources, Inc.(a)	19,701
1,673	Silver Wheaton Corp.	67,372
2,029	Silvercorp Metals, Inc.	12,566
1,401	Stantec, Inc.	48,219
742	Tahoe Resources, Inc.(a)	15,115
4,309	Taseko Mines Ltd.(a)	11,769
8,197	Thompson Creek Metals Co., Inc.(a)	21,487
2,922	Toromont Industries Ltd.	57,300
1,710	Torstar Corp., Class B	13,772
1,563	Tourmaline Oil Corp.(a)	51,605
3,646	Transcontinental, Inc., Class A	37,573
4,580	TransForce, Inc.	83,535
2,477	Trican Well Service Ltd.	29,541
900	Trilogy Energy Corp.	24,618
7,433	Trinidad Drilling Ltd.	49,231
1,348	Turquoise Hill Resources Ltd.(a)	10,533
9,456	Uranium One, Inc.(a)	20,530
6,341	Veresen, Inc.	81,776
1,222	West Fraser Timber Co. Ltd.	73,956
		5,935,376
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Cayman Islands—1.3%
10,000	AAC Technologies Holdings, Inc.	$35,742
23,000	Anta Sports Products Ltd.	19,587
88,000	Bosideng International Holdings Ltd.	27,933
52,000	China Rongsheng Heavy Industries Group Holdings Ltd.	11,205
46,000	China Shanshui Cement Group Ltd.	34,248
103,200	China Zhongwang Holdings Ltd.(a)	41,280
1,040,000	CST Mining Group Ltd.(a)	14,761
12,000	ENN Energy Holdings Ltd.	49,935
80,000	Evergrande Real Estate Group Ltd.	34,993
34,000	Fufeng Group Ltd.	12,942
106,000	GCL-Poly Energy Holdings Ltd.	18,875
55,000	Geely Automobile Holdings Ltd.	23,632
127,000	Glorious Property Holdings Ltd.(a)	19,992
15,000	Haitian International Holdings Ltd.	18,522
48,000	Hutchison Telecommunications Hong Kong Holdings Ltd.	19,943
58,000	Ju Teng International Holdings Ltd.	23,200
99,000	Kaisa Group Holdings Ltd.(a)	18,522
40,000	KWG Property Holding Ltd.	23,845
31,000	Li Ning Co. Ltd.(a)	16,440
11,000	Longfor Properties Co. Ltd.	19,417
39,000	Lonking Holdings Ltd.	9,159
20,000	Minth Group Ltd.	20,206
4,099	Phoenix Group Holdings	32,642
266,000	Renhe Commercial Holdings Co. Ltd.(a)	11,326
16,000	Sands China Ltd.	60,180
24,000	Value Partners Group Ltd.	13,099
73,000	Want Want China Holdings Ltd.	99,845
10,800	Wynn Macau Ltd.	30,588
		762,059
	China—1.2%
45,405	Agile Property Holdings Ltd.	51,615
51,000	BYD Electronic International Co. Ltd.	10,858
221,000	China Dongxiang Group Co.	27,660
74,000	China High Speed Transmission Equipment Group Co. Ltd.(a)	25,494
93,174	Country Garden Holdings Co.(a)	37,390
100,000	Fosun International Ltd.	49,161
44,500	Greentown China Holdings Ltd.	54,835
37,000	Hidili Industry International Development Ltd.	9,405
51,000	Kingboard Laminates Holdings Ltd.	21,716
36,000	Nine Dragons Paper Holdings Ltd.	25,362
1,663,000	Semiconductor Manufacturing International Corp.(a)	65,447
56,000	Shimao Property Holdings Ltd.	106,941
133,150	Shui On Land Ltd.	56,352
74,500	Soho China Ltd.	50,660

See Notes to Financial Statements.

76

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
2,800	Tencent Holdings Ltd.	$98,993
38,000	Yangzijiang Shipbuilding Holdings Ltd.	28,187
21,000	Yanlord Land Group Ltd.(a)	21,688
		741,764
	Cyprus—0.0%
11,940	Songa Offshore SE(a)	14,618
	Denmark—1.2%
319	Coloplast A/S, Class B	69,933
889	D/S Norden A/S	23,474
684	East Asiatic Co. Ltd. A/S	13,189
4,646	GN Store Nord A/S	72,798
2,022	H. Lundbeck A/S	35,195
1,040	NKT Holding A/S	34,795
3,269	Novozymes A/S, Class B	90,291
2,268	Pandora A/S	36,010
349	Rockwool International A/S, Class B	32,799
174	Simcorp A/S	38,055
365	Solar A/S, Class B	22,604
4,100	Sydbank A/S(a)	74,997
458	Topdanmark A/S(a)	92,927
1,308	Tryg A/S	85,434
208	William Demant Holding(a)	17,886
		740,387
	Finland—1.6%
5,364	Amer Sports Oyj, Class A	75,901
1,745	Cargotec Corp., Class B	38,327
6,998	Citycon Oyj	22,851
1,543	Cramo Oyj	15,636
5,337	Huhtamaki Oyj	90,250
4,324	Kemira Oyj	57,319
2,718	Konecranes Oyj	85,937
24,459	Metsa Board Oyj(a)	73,213
6,618	Oriola-KD Oyj, Class B	17,923
4,335	Orion Oyj, Class B	107,178
1,552	Outotec Oyj	75,556
3,375	Ramirent Oyj	25,190
4,660	Sanoma Oyj	45,288
13,119	Sponda Oyj	58,139
1,647	Stockmann Oyj Abp, Class B	30,946
4,649	Tieto Oyj	89,158
1,158	Tikkurila Oyj	21,938
4,554	Uponor Oyj	51,339
		982,089
	France—3.9%
1,057	Aeroports de Paris	81,700
795	Alten Ltd.	24,997
7,377	Altran Technologies SA(a)	49,564
848	Assystem	15,724
1,468	Beneteau SA	14,660
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
467	bioMerieux	$45,204
167	Bollore	49,480
2,593	Bourbon SA	69,955
6,302	Bull(a)	18,374
920	Bureau Veritas SA	97,672
1,309	CFAO SA	63,124
502	Ciments Francais SA	30,541
1,974	Club Mediterranee SA(a)	31,334
781	Dassault Systemes SA	82,267
16,626	Derichebourg SA	46,966
2,558	Edenred	74,000
2,402	Etablissements Maurel et Prom	33,428
635	Euler Hermes SA	43,758
3,982	Euro Disney SCA(a)	26,677
222	Faiveley Transport	12,384
405	FFP	14,348
991	Gecina SA REIT	109,717
2,023	Groupe Steria SCA	32,650
17,043	Havas SA	86,129
210	Hermes International	57,308
328	Iliad SA	50,514
391	Ingenico	20,692
701	Ipsen SA	18,076
969	Ipsos	34,040
1,595	JC Decaux SA	33,751
710	Manitou BF SA	11,022
2,125	Medica SA	37,972
1,023	Mercialys SA REIT	21,461
1,082	Mersen	27,347
2,858	Nexity	88,030
1,007	Orpea	41,149
1,465	Plastic Omnium SA	40,511
388	Remy Cointreau SA	40,232
1,066	Rubis	65,005
739	SA des Ciments Vicat	39,798
1,109	Saft Groupe SA	24,652
836	SEB SA	54,381
1,550	Sechilienne-Sidec	26,532
9,396	Sequana(a)	14,574
978	Societe BIC SA	119,227
386	Societe de La Tour Eiffel REIT	21,293
3,013	Societe d'Edition de Canal Plus	18,077
455	Societe Immobiliere de Location pour l'Industrie et le Commerce REIT	50,999
3,921	SOITEC(a)	11,777
3,311	Teleperformance	100,095
9,587	UbiSoft Entertainment SA(a)	89,059
165	Vilmorin & Cie	19,598
134	Virbac SA	23,354
		2,355,179

See Notes to Financial Statements.

77

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Germany—3.7%
2,950	Aareal Bank AG(a)	$63,264
2,211	Aixtron SE	29,108
2,265	Alstria Office AG REIT	27,348
2,035	Axel Springer AG	87,257
1,109	Bauer AG	23,977
1,471	BayWa AG	66,619
852	Bechtle AG	32,133
1,336	Comdirect Bank AG	13,122
1,635	Deutsche Euroshop AG	66,843
2,613	Deutsche Wohnen AG	47,877
5,761	Deutz AG(a)	25,232
2,635	DIC Asset AG	24,580
263	Draegerwerk AG & Co. KGaA (Preference)	25,727
249	Duerr AG	18,636
685	ElringKlinger AG	19,013
303	Fielmann AG	29,486
1,448	Fraport AG	84,885
766	Fuchs Petrolub AG	47,694
552	Fuchs Petrolub AG (Preference)	38,954
585	Gerry Weber International AG	26,547
328	Gfk SE	14,931
3,004	Gildemeister AG	55,605
1,252	H&R Wasag AG	20,628
995	Hamburger Hafen und Logistik AG	24,155
41,247	Heidelberger Druckmaschinen AG(a)	61,839
268	Hugo Boss AG	26,820
523	Indus Holding AG	13,164
14,037	IVG Immobilien AG(a)	34,832
2,352	Jenoptik AG	22,261
970	Jungheinrich AG (Preference)	32,052
1,611	Kabel Deutschland Holding AG	116,046
3,828	Kloeckner & Co. SE(a)	34,663
2,910	Kontron AG	13,677
622	Krones AG	36,664
29	KSB AG (Preference)	13,866
1,288	KUKA AG(a)	38,604
1,472	Leoni AG	49,030
1,220	MTU Aero Engines Holding AG	102,409
6,019	Nordex SE(a)	21,004
265	Pfeiffer Vacuum Technology AG	27,025
141	Puma SE	40,214
697	Rheinmetall AG	33,250
2,963	Rhoen Klinikum AG	57,765
1,321	SGL Carbon SE	52,705
820	Sixt AG	15,248
943	Sixt AG (Preference)	14,443
7,930	Sky Deutschland AG(a)	34,506
398	SMA Solar Technology AG	8,530
1,295	Software AG	51,869
11,637	Solarworld AG	20,146
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
2,920	Stada Arzneimittel AG	$88,350
2,829	Suedzucker AG	109,590
1,906	United Internet AG	38,121
435	Vossloh AG	43,837
823	Wacker Chemie AG	46,476
		2,212,627
	Gibraltar—0.0%
6,109	Bwin.Party Digital Entertainment PLC	11,801
	Greece—0.3%
4,951	Hellenic Exchanges SA Holding Clearing Settlement & Registry	22,069
2,625	Hellenic Petroleum SA	20,545
57,012	Marfin Investment Group SA(a)	25,266
6,399	Motor Oil (Hellas) Corinth Refineries SA	55,638
10,766	Mytilineos Holdings SA(a)	48,827
1,459	Titan Cement Co. SA(a)	27,149
16,568	TT Hellenic Postbank SA(a)	—
		199,494
	Hong Kong—3.1%
3,512	ASM Pacific Technology Ltd.	39,153
10,935	Cafe de Coral Holdings Ltd.	32,382
107,213	Champion REIT	50,355
68,000	China Gas Holdings Ltd.	37,027
23,134	China Mengniu Dairy Co. Ltd.	70,148
117,799	China Travel International Investment Hong Kong Ltd.	22,800
17,298	Dah Sing Banking Group Ltd.	17,298
8,927	Dah Sing Financial Holdings Ltd.	34,326
33,710	Digital China Holdings Ltd.	56,719
112,000	Foxconn International Holdings Ltd.(a)	39,019
7,000	Galaxy Entertainment Group Ltd.(a)	24,071
41,315	Giordano International Ltd.	34,331
118,490	Global Bio-Chem Technology Group Co. Ltd.	13,760
23,000	Great Eagle Holdings Ltd.	68,258
8,888	Hengan International Group Co. Ltd.	80,966
30,604	Hopewell Highway Infrastructure Ltd.	16,309
17,715	Hopewell Holdings Ltd.	63,888
50,206	Hopson Development Holdings Ltd.(a)	48,392
21,000	Hysan Development Co. Ltd.	92,806
66,083	Johnson Electric Holdings Ltd.	42,463
48,000	K Wah International Holdings Ltd.	21,801
23,313	Kowloon Development Co. Ltd.	26,832
1,126,000	Lai Sun Development(a)	27,750
60,000	Lee & Man Paper Manufacturing Ltd.	31,509
8,000	Lifestyle International Holdings Ltd.	17,094
113,200	New World China Land Ltd.	52,145
30,000	NWS Holdings Ltd.	45,290
32,000	Shangri-La Asia Ltd.	61,935
86,000	Shougang Fushan Resources Group Ltd.	30,072

See Notes to Financial Statements.

78

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
94,174	Shun Tak Holdings Ltd.	$37,548
68,000	Singamas Container Holdings Ltd.	17,197
33,000	SJM Holdings Ltd.	71,876
8,000	SmarTone Telecommunications Holding Ltd.	16,165
52,318	Techtronic Industries Co.	99,640
10,025	Television Broadcasts Ltd.	74,702
26,857	Texwinca Holdings Ltd.	21,382
28,000	Tingyi (Cayman Islands) Holding Corp.	83,277
114,000	TPV Technology Ltd.	25,300
8,070	VTech Holdings Ltd.	95,850
6,925	Wing Hang Bank Ltd.	73,449
60,000	Xinyi Glass Holdings Co. Ltd.	33,677
		1,848,962
	Ireland—0.6%
13,383	C&C Group PLC	64,060
1,427	Elan Corp. PLC(a)	15,754
4,245	Glanbia PLC	40,265
6,536	Grafton Group PLC	28,559
6,519	James Hardie Industries SE CDI	62,394
6,129	Kingspan Group PLC	64,012
479	Paddy Power PLC	35,689
5,204	United Drug PLC	18,948
		329,681
	Isle of Man—0.0%
3,160	Lamprell PLC	3,767
	Israel—1.1%
1,183	Azrieli Group	26,511
6,300	Clal Industries Ltd.	22,193
2,104	Clal Insurance Enterprise Holdings Ltd.	28,662
1,123	Elbit Systems Ltd.	39,531
1,794	First International Bank of Israel Ltd.(a)	21,309
3,063	Gazit-Globe Ltd.	33,978
611	Harel Insurance Investments & Financial Services Ltd.	23,033
71,347	Israel Discount Bank Ltd., Class A(a)	100,606
15,183	Migdal Insurance & Financial Holding Ltd.	20,476
6,106	Mizrahi Tefahot Bank Ltd.(a)	55,384
1,126	NICE Systems Ltd.(a)	37,232
135,386	Oil Refineries Ltd.(a)	65,180
1,102	Osem Investments Ltd.	16,628
12,339	Partner Communications Co. Ltd.	72,073
239	Paz Oil Co. Ltd.	31,463
8,135	Shufersal Ltd.	22,000
1,762	Strauss Group Ltd.	19,899
		636,158
	Italy—2.8%
4,322	ACEA SpA	23,746
3,979	Ansaldo STS SpA	32,328
16,370	Arnoldo Mondadori Editore SpA(a)	22,061
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
3,460	Astaldi SpA	$22,238
8,698	Autogrill SpA	88,871
3,739	Autostrada Torino-Milano SpA	37,428
2,357	Azimut Holding SpA	29,839
52,878	Banca Carige SpA	48,717
9,275	Banca Piccolo Credito Valtellinese Scarl	14,735
80,645	Beni Stabili SpA REIT	45,321
1,843	Brembo SpA	18,795
36,804	CIR-Compagnie Industriali Riunite SpA	42,039
7,755	Credito Emiliano SpA	37,362
780	Danieli & C. Officine Meccaniche SpA	22,286
1,959	Danieli & C. Officine Meccaniche SpA RSP	30,462
5,470	Davide Campari-Milano SpA	44,371
5,123	De'Longhi SpA	68,176
7,867	ERG SpA	56,883
5,786	Geox SpA	16,479
16,101	Gruppo Editoriale L'Espresso SpA	15,992
36,565	Hera SpA	61,595
21,941	Impregilo SpA	88,421
6,834	Indesit Co. SpA	42,258
1,857	Interpump Group SpA	14,101
62,881	Iren SpA	35,469
278	Italmobiliare SpA(a)	4,279
634	Italmobiliare SpA RSP(a)	6,942
3,362	Lottomatica SpA	72,100
25,130	Maire Tecnimont SpA(a)	20,043
1,936	Marr SpA	18,251
13,339	Mediolanum SpA	65,336
123,556	Milano Assicurazioni SpA(a)	52,594
22,567	Parmalat SpA	51,116
11,012	Piaggio & C. SpA	27,012
8,019	Pirelli & C. SpA	92,844
4,394	Recordati SpA	35,159
6,528	Safilo Group SpA(a)	55,026
66,262	Saras SpA(a)	88,524
759	Societa' Cattolica di Assicurazioni Scarl(a)	11,832
4,057	Societa Iniziative Autostradali e Servizi SpA	33,750
15,065	Sorin SpA(a)	35,353
252	Tod's SpA	29,470
2,716	Trevi Finanziaria SpA	18,301
		1,677,905
	Japan—31.7%
19,000	77 Bank Ltd. (The)	72,263
500	ABC-Mart, Inc.	21,894
54	Accordia Golf Co. Ltd.	38,374
2,180	Acom Co. Ltd.(a)	64,284
5,200	ADEKA Corp.	39,164
1,200	Aderans Co. Ltd.(a)	15,674
3,700	Advantest Corp.	46,661
4,400	AEON Credit Service Co. Ltd.	93,252

See Notes to Financial Statements.

79

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
800	AEON Delight Co. Ltd.	$16,434
2,300	AEON Mall Co. Ltd.	59,593
2,200	Aica Kogyo Co. Ltd.	37,185
5,000	Aichi Steel Corp.	18,579
2,500	Aida Engineering Ltd.	15,858
46,300	Aiful Corp.(a)	126,857
500	Ain Pharmaciez, Inc.	35,343
8,000	Air Water, Inc.	100,088
6,300	Akebono Brake Industry Co. Ltd.	27,114
1,100	Alpen Co. Ltd.	20,148
2,100	Alpine Electronics, Inc.	18,207
10,400	Alps Electric Co. Ltd.	61,284
2,700	Amano Corp.	22,126
2,000	Anritsu Corp.	25,072
6,400	AOC Holdings, Inc.	21,939
1,700	AOKI Holdings, Inc.	37,730
4,000	Aoyama Trading Co. Ltd.	78,919
14,000	Aozora Bank Ltd.	39,409
1,100	ARC Land Sakamoto Co. Ltd.	15,923
2,300	ARCS Co. Ltd.	48,457
1,300	Asahi Diamond Industrial Co. Ltd.	11,483
900	Asahi Holdings, Inc.	15,156
1,900	Asatsu-DK, Inc.	43,548
4,400	ASICS Corp.	63,801
1,400	Autobacs Seven Co. Ltd.	57,363
1,500	Avex Group Holdings, Inc.	29,613
7,000	Awa Bank Ltd. (The)	41,774
2,800	Azbil Corp.	57,205
400	Bank of Iwate Ltd. (The)	18,516
6,000	Bank of Nagoya Ltd. (The)	20,493
1,200	Bank of The Ryukyus Ltd.	15,058
2,050	Belluna Co. Ltd.	15,183
67	BIC Camera, Inc.	32,691
500	Calbee, Inc.	45,853
7,000	Calsonic Kansei Corp.	28,287
700	Canon Electronics, Inc.	14,730
7,100	Canon Marketing Japan, Inc.	103,307
1,500	Capcom Co. Ltd.	28,544
1,000	Cawachi Ltd.	21,294
11,000	Central Glass Co. Ltd.	31,790
1,400	Century Tokyo Leasing Corp.	27,744
1,300	Chiyoda Co. Ltd.	37,147
6,000	Chiyoda Corp.	96,685
1,400	Chori Co. Ltd.	15,273
4,000	Chugoku Marine Paints Ltd.	19,717
13,500	Citizen Holdings Co. Ltd.	68,404
2,800	CKD Corp.	14,257
2,700	CMK Corp.	8,783
1,800	Coca-Cola Central Japan Co. Ltd.	22,092
3,700	Coca-Cola West Co. Ltd.	56,613
1,100	Cocokara Fine, Inc.	36,992
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
2,500	Colowide Co. Ltd.	$22,113
6,300	COMSYS Holdings Corp.	83,548
3,000	Daibiru Corp.	24,284
15,000	Daido Steel Co. Ltd.	64,932
6,850	Daiei, Inc. (The)(a)	12,941
7,500	Daifuku Co. Ltd.	37,439
6,000	Daihen Corp.	16,064
10,000	Daiichi Chuo Kisen Kaisha(a)	7,882
4,000	Daiichi Jitsugyo Co. Ltd.	16,715
11,000	Daikyo, Inc.	29,313
6,000	Dainippon Screen Manufacturing Co. Ltd.	36,257
6,500	Dainippon Sumitomo Pharma Co. Ltd.	74,571
9,000	Daio Paper Corp.	49,656
900	Daiseki Co. Ltd.	12,127
8,000	Daishi Bank Ltd. (The)	26,423
20,000	Daiwabo Holdings Co. Ltd.	37,032
5,100	DCM Holdings Co. Ltd.	34,710
1,100	DeNA Co. Ltd.	34,281
4,000	Denki Kogyo Co. Ltd.	18,366
400	DISCO Corp.	19,692
1,800	Don Quijote Co. Ltd.	70,824
2,500	Doutor Nichires Holdings Co. Ltd.	31,434
2,600	Duskin Co. Ltd.	49,313
500	DyDo Drinco, Inc.	21,300
133	eAccess Ltd.	67,141
700	Earth Chemical Co. Ltd.	25,958
24,000	Ebara Corp.	93,982
6,000	Eighteenth Bank Ltd. (The)	15,689
1,100	Elematec Corp.	14,037
1,200	EXEDY Corp.	23,240
3,000	Ezaki Glico Co. Ltd.	33,780
800	F.C.C. Co. Ltd.	14,363
2,400	Fancl Corp.	25,763
1,200	Foster Electric Co. Ltd.	17,430
600	FP Corp.	45,039
30	Fuji Media Holdings, Inc.	44,364
3,600	Fuji Oil Co. Ltd.	47,832
900	Fuji Seal International, Inc.	19,142
1,600	Fuji Soft, Inc.	33,890
1,100	Fujimi, Inc.	21,414
4,000	Fujitec Co. Ltd.	23,921
6,000	Fukuyama Transporting Co. Ltd.	31,453
1,000	Funai Electric Co. Ltd.	13,487
29,000	Furukawa Co. Ltd.(a)	25,760
8,000	Furukawa-Sky Aluminum Corp.	18,716
1,500	Futaba Corp.	17,678
8,000	Futaba Industrial Co. Ltd.(a)	30,026
1,000	Fuyo General Lease Co. Ltd.	27,949
45	Geo Corp.	50,500
2,500	Glory Ltd.	60,616
14,000	Godo Steel Ltd.	20,843

See Notes to Financial Statements.

80

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
910	Goldcrest Co. Ltd.	$13,673
11,000	GS Yuasa Corp.	42,938
430	Gulliver International Co. Ltd.	16,435
14,000	Gunze Ltd.	35,031
7,000	H2O Retailing Corp.	71,900
1,300	Hamamatsu Photonics KK	44,971
1,100	Heiwa Corp.	17,258
2,500	Heiwa Real Estate Co. Ltd.	29,182
1,500	Heiwado Co. Ltd.	20,868
7,000	Higo Bank Ltd. (The)	41,249
900	Hikari Tsushin, Inc.	49,656
13,000	Hino Motors Ltd.	100,188
800	Hirose Electric Co. Ltd.	85,475
19,000	Hiroshima Bank Ltd. (The)	67,509
1,100	HIS Co. Ltd.	33,222
1,000	Hisamitsu Pharmaceutical Co., Inc.	51,670
17,000	Hitachi Cable Ltd.(a)	22,332
2,200	Hitachi Capital Corp.	42,167
5,400	Hitachi Chemical Co. Ltd.	76,004
4,600	Hitachi Construction Machinery Co. Ltd.	75,449
2,300	Hitachi High-Technologies Corp.	50,270
2,600	Hitachi Koki Co. Ltd.	18,606
4,000	Hitachi Kokusai Electric, Inc.	27,074
6,000	Hitachi Metals Ltd.	56,074
1,700	Hitachi Transport System Ltd.	25,459
49,000	Hitachi Zosen Corp.	61,304
500	Hogy Medical Co. Ltd.	25,585
13,000	Hokkoku Bank Ltd. (The)	46,841
6,000	Hokuetsu Kishu Paper Co. Ltd.	30,702
1,000	Hokuto Corp.	19,967
1,100	Horiba Ltd.	29,932
2,100	Hoshizaki Electric Co. Ltd.	57,091
7,300	Hosiden Corp.	39,546
2,400	House Foods Corp.	38,704
4,000	Hulic Co. Ltd.(a)	31,678
8,000	Hyakugo Bank Ltd. (The)	34,931
8,000	Hyakujushi Bank Ltd. (The)	31,327
1,200	IBJ Leasing Co. Ltd.	30,251
3,800	Iino Kaiun Kaisha Ltd.	10,839
700	Inaba Denki Sangyo Co. Ltd.	19,092
3,300	Inabata & Co. Ltd.	21,304
13,000	Iseki & Co. Ltd.	29,764
29,000	Ishihara Sangyo Kaisha Ltd.(a)	22,495
7,000	IT Holdings Corp.	87,051
3,700	ITO EN Ltd.	69,528
1,000	ITOCHU Techno-Solutions Corp.	51,670
11,000	Itoham Foods, Inc.	43,901
11,000	Iwatani Corp.	43,075
11,000	Iyo Bank Ltd. (The)	84,912
3,300	Izumi Co. Ltd.	80,054
13,000	Jaccs Co. Ltd.	55,298
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,000	JAFCO Co. Ltd.	$22,670
3,000	Japan Airport Terminal Co. Ltd.	32,578
3,000	Japan Aviation Electronics Industry Ltd.	23,871
1,400	Japan Petroleum Exploration Co. Ltd.	52,634
4,700	Japan Securities Finance Co. Ltd.	21,463
10,000	Japan Steel Works Ltd. (The)	59,177
9,000	Juroku Bank Ltd. (The)	29,163
10,900	JVC KENWOOD Holdings, Inc.	38,593
1,000	Kadokawa Group Holdings, Inc.	30,714
2,900	Kagome Co. Ltd.	59,067
7,000	Kagoshima Bank Ltd. (The)	44,576
3,000	Kaken Pharmaceutical Co. Ltd.	46,428
3,000	Kamei Corp.	25,860
10,000	Kamigumi Co. Ltd.	80,570
2,000	Kanamoto Co. Ltd.	24,346
8,000	Kandenko Co. Ltd.	37,233
14,000	Kaneka Corp.	68,135
80,000	Kanematsu Corp.(a)	94,082
7,000	Kansai Paint Co. Ltd.	75,228
1,300	Kato Sangyo Co. Ltd.	23,502
6,000	Kayaba Industry Co. Ltd.	21,544
12,000	Keihan Electric Railway Co. Ltd.	57,951
2,200	Keihin Corp.	26,478
11,000	Keikyu Corp.	103,491
11,000	Keisei Electric Railway Co. Ltd.	100,738
8,000	Keiyo Bank Ltd. (The)	35,031
162	Kenedix, Inc.(a)	20,977
6,200	Kewpie Corp.	102,157
8,000	Kikkoman Corp.	106,093
600	Kintetsu World Express, Inc.	16,875
1,700	Kissei Pharmaceutical Co. Ltd.	28,925
6,400	Kitz Corp.	26,984
18,000	Kiyo Holdings, Inc.	24,546
700	Kobayashi Pharmaceutical Co. Ltd.	36,914
1,800	Kohnan Shoji Co. Ltd.	21,777
4,000	Koito Manufacturing Co. Ltd.	49,593
6,200	Kokuyo Co. Ltd.	48,092
2,000	Komeri Co. Ltd.	48,217
4,900	Komori Corp.	25,625
3,400	Konami Corp.	77,801
1,100	Kose Corp.	23,712
2,700	K's Holdings Corp.	72,187
27,000	Kumagai Gumi Co. Ltd.(a)	24,321
8,000	KUREHA Corp.	31,027
3,100	Kurita Water Industries Ltd.	70,276
2,200	Kuroda Electric Co. Ltd.	24,744
1,700	Kyoei Steel Ltd.	26,458
1,700	Kyokuto Kaihatsu Kogyo Co. Ltd.	14,122
2,300	KYORIN Holdings, Inc.	48,572
6,300	Kyowa Exeo Corp.	65,971
8,000	Kyowa Hakko Kirin Co. Ltd.	84,974

See Notes to Financial Statements.

81

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
36,200	Leopalace21 Corp.(a)	$108,695
1,800	Lintec Corp.	31,055
11,000	Lion Corp.	63,443
1,200	Mabuchi Motor Co. Ltd.	50,744
14,000	Maeda Corp.	61,829
4,000	Maeda Road Construction Co. Ltd.	50,144
4,000	Makino Milling Machine Co. Ltd.	18,766
800	Mandom Corp.	21,098
4,000	Marudai Food Co. Ltd.	14,012
50,000	Maruha Nichiro Holdings, Inc.	81,947
3,000	Maruichi Steel Tube Ltd.	62,305
3,200	Matsui Securities Co. Ltd.	21,539
3,200	Matsumotokiyoshi Holdings Co. Ltd.	76,947
1,000	Max Co. Ltd.	10,922
3,700	Megmilk Snow Brand Co. Ltd.	62,400
9,000	Meidensha Corp.	31,640
1,400	Meitec Corp.	30,792
21,000	Minebea Co. Ltd.	68,835
1,000	Ministop Co. Ltd.	16,852
1,400	Miraca Holdings, Inc.	59,114
3,200	Mirait Holdings Corp.	25,903
5,900	Misawa Homes Co. Ltd.	86,584
1,100	MISUMI Group, Inc.	26,960
6,000	Mitsubishi Logistics Corp.	77,243
23,000	Mitsubishi Paper Mills Ltd.(a)	19,567
1,000	Mitsubishi Shokuhin Co. Ltd.	24,334
8,000	Mitsubishi Steel Manufacturing Co. Ltd.	13,612
6,500	Mitsubishi Tanabe Pharma Corp.	93,601
1,790	Mitsubishi UFJ Lease & Finance Co. Ltd.	77,037
8,000	Mitsui Matsushima Co. Ltd.	11,310
6,000	Mitsui Sugar Co. Ltd.	19,292
4,000	Mitsui-Soko Co. Ltd.	12,211
9,000	Mitsumi Electric Co. Ltd.(a)	43,238
1,100	Miura Co. Ltd.	25,102
3,000	Mochida Pharmaceutical Co. Ltd.	38,621
81	Monex Group, Inc.	13,762
4,600	Mori Seiki Co. Ltd.	28,775
16,000	Morinaga Milk Industry Co. Ltd.	52,846
900	MOS Food Services, Inc.	17,194
1,400	Musashi Seimitsu Industry Co. Ltd.	29,251
1,400	Musashino Bank Ltd. (The)	40,023
1,000	Nabtesco Corp.	18,591
7,000	Nachi-Fujikoshi Corp.	21,719
5,300	Nagase & Co. Ltd.	56,428
7,000	Nanto Bank Ltd. (The)	35,644
1,300	NEC Fielding Ltd.	15,240
500	NEC Mobiling Ltd.	20,768
1,500	NEC Networks & System Integration Corp.	27,380
2,200	NET One Systems Co. Ltd.	24,441
5,000	NGK Spark Plug Co. Ltd.	55,799
9,100	NHK Spring Co. Ltd.	75,710
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
6,000	Nichias Corp.	$29,351
2,500	Nichicon Corp.	16,984
700	Nichiden Corp.	18,864
1,500	Nichii Gakkan Co.	13,643
17,000	Nichirei Corp.	93,582
1,500	Nifco, Inc.	34,005
1,200	Nihon Kohden Corp.	44,544
1,000	Nihon Parkerizing Co. Ltd.	15,076
5,700	Nihon Unisys Ltd.	41,361
2,000	Nikkiso Co. Ltd.	23,796
5,000	Nippo Corp.	56,549
6,000	Nippon Carbon Co. Ltd.	10,209
7,000	Nippon Chemi-Con Corp.(a)	10,159
11,500	Nippon Coke & Engineering Co. Ltd.	13,524
6,000	Nippon Denko Co. Ltd.	14,037
5,000	Nippon Flour Mills Co. Ltd.	20,893
6,000	Nippon Kayaku Co. Ltd.	66,658
2,100	Nippon Konpo Unyu Soko Co. Ltd.	25,248
53,000	Nippon Light Metal Holdings Co. Ltd.	47,742
7,000	Nippon Paint Co. Ltd.	55,961
4,000	Nippon Road Co. Ltd. (The)	14,763
2,000	Nippon Shinyaku Co. Ltd.	24,071
7,000	Nippon Shokubai Co. Ltd.	68,572
3,300	Nippon Signal Co. Ltd.	18,455
8,000	Nippon Soda Co. Ltd.	34,730
20,500	Nippon Suisan Kaisha Ltd.	44,883
3,000	Nippon Synthetic Chemical Industry Co. Ltd. (The)	19,667
2,300	Nippon Television Holdings, Inc.	29,725
3,000	Nippon Thompson Co. Ltd.	10,359
14,000	Nippon Yakin Kogyo Co. Ltd.(a)	12,436
5,100	Nipro Corp.	34,838
24,000	Nishimatsu Construction Co. Ltd.	37,533
33,000	Nishi-Nippon City Bank Ltd. (The)	75,141
8,000	Nishi-Nippon Railroad Co. Ltd.	33,930
8,100	Nissan Chemical Industries Ltd.	89,178
4,000	Nissan Shatai Co. Ltd.	43,788
4,100	Nissen Holdings Co. Ltd.	16,004
2,600	Nissha Printing Co. Ltd.(a)	19,810
12,000	Nisshin Oillio Group Ltd. (The)	44,139
1,100	Nisshin Steel Holdings Co. Ltd.(a)	7,280
8,000	Nisshinbo Holdings, Inc.	52,246
2,800	Nissin Kogyo Co. Ltd.	40,110
600	Nitori Holdings Co. Ltd.	48,943
900	Nitta Corp.	13,827
3,000	Nittetsu Mining Co. Ltd.	12,048
8,000	Nitto Boseki Co. Ltd.	26,223
8,000	NOF Corp.	38,133
4,000	Nomura Real Estate Holdings, Inc.	71,713
5,000	Noritake Co. Ltd.	11,635
2,000	Noritz Corp.	32,804

See Notes to Financial Statements.

82

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
16,400	North Pacific Bank Ltd.(a)	$42,267
800	NS Solutions Corp.	16,174
9,000	NS United Kaiun Kaisha Ltd.(a)	9,796
1,900	NSD Co. Ltd.	18,161
48	NTT Urban Development Corp.	39,455
140	OBIC Co. Ltd.	28,778
8,000	Ogaki Kyoritsu Bank Ltd. (The)	28,125
1,000	Oiles Corp.	18,766
3,600	Okabe Co. Ltd.	22,655
4,000	Okamura Corp.	28,975
5,000	Okasan Securities Group, Inc.	18,829
81,000	Oki Electric Industry Co. Ltd.(a)	81,071
1,400	Okinawa Electric Power Co., Inc. (The)	42,825
5,000	OKUMA Corp.	30,464
10,000	Okumura Corp.	32,153
2,000	Okuwa Co. Ltd.	26,899
9,000	Onward Holdings Co. Ltd.	66,546
1,100	Oracle Corp. Japan	48,855
30,500	Orient Corp.(a)	57,238
1,900	OSG Corp.	24,840
600	Otsuka Corp.	48,868
10,000	Pacific Metals Co. Ltd.	33,905
2,200	Paltac Corp.	32,148
5,000	PanaHome Corp.	31,215
3,000	Parco Co. Ltd.	31,415
2,700	Park24 Co. Ltd.	46,346
13,500	Penta-Ocean Construction Co. Ltd.	32,428
15,500	Pioneer Corp.(a)	37,039
1,100	Pola Orbis Holdings, Inc.	34,570
5,000	Press Kogyo Co. Ltd.	20,893
19,000	Prima Meat Packers Ltd.	34,230
14,000	Rengo Co. Ltd.	61,128
2,000	Resorttrust, Inc.	37,233
800	Ricoh Leasing Co. Ltd.	18,606
4,000	Riken Corp.	13,362
900	Rinnai Corp.	61,366
1,000	Riso Kagaku Corp.	16,202
3,000	Rohto Pharmaceutical Co. Ltd.	41,361
3,600	Round One Corp.	18,196
9,000	Ryobi Ltd.	18,354
1,300	Ryohin Keikaku Co. Ltd.	86,038
2,200	Ryosan Co. Ltd.	37,075
2,700	Ryoyo Electro Corp.	26,956
1,500	Saizeriya Co. Ltd.	21,056
5,000	Sakai Chemical Industry Co. Ltd.	13,449
1,200	Sakata Seed Corp.	15,494
11,000	Sanden Corp.	33,167
1,300	Sangetsu Co. Ltd.	34,578
9,000	San-in Godo Bank Ltd. (The)	62,154
9,000	Sanken Electric Co. Ltd.	28,037
3,000	Sanki Engineering Co. Ltd.	13,850
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
22,000	Sankyo-Tateyama Holdings, Inc.	$47,617
19,000	Sankyu, Inc.	66,083
1,800	Santen Pharmaceutical Co. Ltd.	78,706
11,000	Sanwa Holdings Corp.	43,901
4,000	Sanyo Chemical Industries Ltd.	22,520
7,000	Sanyo Shokai Ltd.	20,581
8,000	Sanyo Special Steel Co. Ltd.	23,821
22,000	Sapporo Holdings Ltd.	61,379
9,000	Sasebo Heavy Industries Co. Ltd.	7,994
200	Sawai Pharmaceutical Co. Ltd.	22,069
14,000	Seiko Holdings Corp.(a)	36,782
6,000	Senko Co. Ltd.	24,246
6,000	Senshu Ikeda Holdings, Inc.	37,383
8,000	Shiga Bank Ltd. (The)	52,246
1,400	Shima Seiki Manufacturing Ltd.	17,813
8,000	Shimadzu Corp.	53,747
600	Shimamura Co. Ltd.	62,455
1,400	Shimano, Inc.	88,102
4,100	Shinko Electric Industries Co. Ltd.	25,442
2,200	Shinko Plantech Co. Ltd.	18,056
6,000	Shinmaywa Industries Ltd.	32,503
1,200	Ship Healthcare Holdings, Inc.	39,980
700	Sho-Bond Holdings Co. Ltd.	21,132
3,000	Shochiku Co. Ltd.	29,201
4,100	Showa Corp.	37,856
1,700	Sintokogio Ltd.	11,974
42	SKY Perfect JSAT Holdings, Inc.	19,179
3,100	Sodick Co. Ltd.	11,752
3,500	Sohgo Security Services Co. Ltd.	49,130
4	So-net Entertainment Corp.	27,624
4,000	Sony Financial Holdings, Inc.	71,262
13,000	Sotetsu Holdings, Inc.	44,076
1,600	Square Enix Holdings Co. Ltd.	22,520
5,400	Stanley Electric Co. Ltd.	74,315
1,900	Star Micronics Co. Ltd.	17,757
1,100	Sugi Holdings Co. Ltd.	39,703
6,500	Sumco Corp.(a)	44,401
14,000	Sumikin Bussan Corp.	34,155
1,600	Sumisho Computer Systems Corp.	27,184
10,000	Sumitomo Bakelite Co. Ltd.	35,656
39,000	Sumitomo Light Metal Industries Ltd.	31,715
26,800	Sumitomo Mitsui Construction Co. Ltd.(a)	16,765
25,000	Sumitomo Osaka Cement Co. Ltd.	81,321
6,700	Sumitomo Rubber Industries Ltd.	78,710
9,000	Sumitomo Warehouse Co. Ltd. (The)	37,608
700	Sundrug Co. Ltd.	25,739
7,000	Suruga Bank Ltd.	83,898
23,000	SWCC Showa Holdings Co. Ltd.	16,402
500	Sysmex Corp.	23,489
4,000	T RAD Co. Ltd.	9,158
1,600	Tachi-S Co. Ltd.	29,326

See Notes to Financial Statements.

83

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
5,000	Tadano Ltd.	$36,782
3,000	Taihei Dengyo Kaisha Ltd.	19,367
3,000	Taihei Kogyo Co. Ltd.	11,935
1,500	Taikisha Ltd.	31,790
7,200	Taiyo Yuden Co. Ltd.	60,893
7,000	Takara Holdings, Inc.	52,371
3,000	Takara Standard Co. Ltd.	22,482
3,200	Takasago Thermal Engineering Co. Ltd.	25,142
2,300	Takata Corp.	41,954
700	Tamron Co. Ltd.	18,978
13,000	Tekken Corp.	16,590
3,900	THK Co. Ltd.	64,748
14,000	Toa Corp.	19,967
11,000	Toagosei Co. Ltd.	44,727
12,000	Toda Corp.	36,182
4,000	Toei Co. Ltd.	21,919
6,000	Toho Bank Ltd. (The)	20,043
4,400	Toho Co. Ltd.	76,572
7,000	Toho Zinc Co. Ltd.	23,733
8,000	Tokai Carbon Co. Ltd.	25,622
2,500	Tokai Rika Co. Ltd.	31,402
2,200	Tokai Rubber Industries Ltd.	19,432
9,000	Tokai Tokyo Financial Holdings, Inc.	32,316
480	Token Corp.	21,048
26,000	Tokuyama Corp.	49,769
1,900	Tokyo Broadcasting System Holdings, Inc.	18,446
9,000	Tokyo Dome Corp.(a)	30,289
1,500	Tokyo Ohka Kogyo Co. Ltd.	30,514
7,000	Tokyo Rope Manufacturing Co. Ltd.	7,707
900	Tokyo Seimitsu Co. Ltd.	13,568
8,600	Tokyo Steel Manufacturing Co. Ltd.	27,544
22,000	Tokyo Tatemono Co. Ltd.(a)	90,279
1,300	Tokyo Tomin Bank Ltd. (The)	11,174
3,800	Tomony Holdings, Inc.	15,926
4,300	Tomy Co. Ltd.	23,671
2,800	Toppan Forms Co. Ltd.	26,343
12,000	Topy Industries Ltd.	23,270
3,000	Toshiba Machine Co. Ltd.	12,986
2,000	Toshiba Plant Systems & Services Corp.	27,049
11,000	Toshiba TEC Corp.	51,332
2,000	Totetsu Kogyo Co. Ltd.	22,870
13,000	TOTO Ltd.	97,260
3,600	Toyo Construction Co. Ltd.	10,945
6,000	Toyo Engineering Corp.	24,772
11,000	Toyo Ink SC Holdings Co. Ltd.	40,460
4,000	Toyo Kohan Co. Ltd.	9,959
3,000	Toyo Suisan Kaisha Ltd.	74,653
400	Toyo Tanso Co. Ltd.	7,572
11,000	Toyo Tire & Rubber Co. Ltd.	26,698
3,700	Toyoda Gosei Co. Ltd.	72,676
7,000	Toyota Boshoku Corp.	66,120
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,600	transcosmos, Inc.	$17,776
2,700	Trend Micro, Inc.	75,531
2,300	TS Tech Co. Ltd.	39,105
7,000	Tsubakimoto Chain Co.	34,242
1,400	Tsumura & Co.	44,664
500	Tsuruha Holdings, Inc.	37,846
1,200	TV Asahi Corp.	15,449
3,700	Ulvac, Inc.(a)	23,330
1,300	Unicharm Corp.	70,261
4,000	Uniden Corp.	9,308
1,100	Unipres Corp.	25,363
48,000	Unitika Ltd.(a)	24,021
3,600	Ushio, Inc.	37,923
580	USS Co. Ltd.	60,881
3,300	Valor Co. Ltd.	56,356
5,000	Wacoal Holdings Corp.	56,174
1,100	Xebio Co. Ltd.	21,496
246	Yahoo! Japan Corp.	84,544
4,000	Yamagata Bank Ltd. (The)	17,615
1,800	Yamato Kogyo Co. Ltd.	50,467
7,000	Yamazaki Baking Co. Ltd.	84,074
3,400	Yamazen Corp.	20,928
7,000	Yaskawa Electric Corp.	50,094
7,000	Yodogawa Steel Works Ltd.	22,507
3,000	Yokogawa Bridge Holdings Corp.	21,807
8,200	Yokogawa Electric Corp.	93,152
2,200	Yokohama Reito Co. Ltd.	14,918
1,000	Yorozu Corp.	14,825
14	Yoshinoya Holdings Co. Ltd.	17,743
17,000	Yuasa Trading Co. Ltd.	28,075
3,000	Yurtec Corp.	10,021
2,600	Zensho Co. Ltd.	31,585
8,000	Zeon Corp.	57,550
		18,949,960
	Jersey Island—0.4%
6,018	Atrium European Real Estate Ltd.	34,007
22,139	Beazley PLC	62,453
3,943	Cape PLC	17,088
6,429	Heritage Oil PLC(a)	20,021
408	Randgold Resources Ltd.	48,641
25,649	Regus PLC	41,446
		223,656
	Luxembourg—0.2%
8,686	AZ Electronic Materials SA	49,607
7,115	GAGFAH SA(a)	80,856
		130,463
	Malaysia—0.0%
21,000	Parkson Retail Group Ltd.	17,775

See Notes to Financial Statements.

84

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Netherlands—1.6%
3,928	Aalberts Industries NV	$71,259
731	Accell Group	12,054
1,769	AMG Advanced Metallurgical Group NV(a)	13,838
2,568	Arcadis NV	54,822
1,367	ASM International NV	43,203
2,962	BinckBank NV	23,739
1,650	Eurocommercial Properties NV REIT	64,709
1,448	Gemalto NV	130,629
5,110	Grontmij NV CVA(a)	19,196
1,320	Koninklijke Ten Cate NV	29,240
888	Koninklijke Vopak NV	61,803
10,785	Koninklijke Wessanen NV	30,466
2,904	Mediq NV	47,038
3,005	Nieuwe Steen Investments Funds NV REIT	25,960
6,051	QIAGEN NV(a)	105,107
500	Sligro Food Group NV	13,606
1,180	TKH Group NV CVA	26,965
6,832	TomTom NV(a)	34,084
733	Unit 4 NV	20,112
1,477	Vastned Retail NV REIT	68,403
1,220	Wereldhave NV REIT	72,143
		968,376
	New Zealand—0.6%
22,491	Auckland International Airport Ltd.	49,645
23,194	Chorus Ltd.	64,449
10,589	Contact Energy Ltd.(a)	48,227
13,216	Fisher & Paykel Healthcare Corp. Ltd.	25,533
21,762	Goodman Property Trust REIT	18,964
9,973	Infratil Ltd.	18,529
29,473	Kiwi Income Property Trust REIT	28,349
8,378	Nuplex Industries Ltd.	20,800
24,411	Precinct Properties New Zealand Ltd.	20,771
17,909	Sky City Entertainment Group Ltd.	57,125
5,326	Sky Network Television Ltd.	23,513
		375,905
	Norway—1.2%
3,868	Atea ASA	41,157
4,859	Austevoll Seafood ASA	22,894
3,284	Cermaq ASA	44,865
9,865	DNO International ASA(a)	17,192
1,015	Fred Olsen Energy ASA	47,556
1,004	Kongsberg Gruppen ASA	19,344
10,838	Kvaerner ASA	27,430
1,045	Leroy Seafood Group ASA	21,506
1,266	Norwegian Air Shuttle ASA(a)	27,274
23,264	Norwegian Energy Co. ASA(a)	14,873
16,131	Norwegian Property ASA	24,157
8,318	Prosafe SE	69,174
103,706	Renewable Energy Corp. ASA(a)	18,137
1,917	Schibsted ASA	71,686
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
2,223	Sparebanken 1 SMN	$14,367
3,673	Subsea 7 SA	80,481
3,305	TGS Nopec Geophysical Co. ASA	112,302
2,862	Tomra Systems ASA	23,560
		697,955
	Portugal—0.4%
30,785	Banco BPI SA(a)	34,306
4,828	Jeronimo Martins SGPS SA	84,457
7,921	Portucel Empresa Produtora de Pasta e Papel SA	22,068
5,839	Redes Energeticas Nacionais SA	15,049
2,031	Semapa-Sociedade de Investimento e Gestao SGPS SA	14,375
55,305	Sonae SGPS SA	40,992
14,540	Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	46,104
		257,351
	Singapore—2.7%
56,000	Ascendas REIT	108,323
25,000	Ascendas India Trust	15,573
29,000	Ascott Residence Trust REIT	30,306
37,000	Cambridge Industrial Trust REIT	20,167
75,000	CapitaCommercial Trust REIT	96,512
63,000	CapitaMall Trust REIT	108,955
31,000	CapitaMalls Asia Ltd.	47,006
16,000	CDL Hospitality Trusts REIT	25,376
38,000	Cosco Corp. Singapore Ltd.	27,409
17,000	Ezra Holdings Ltd.(a)	15,536
55,000	Fortune REIT	43,432
9,000	Hong Leong Asia Ltd.	12,467
14,000	Indofood Agri Resources Ltd.	14,458
21,000	Keppel Land Ltd.	58,522
61,000	Lippo-Malls Indonesia Retail Trust REIT	24,249
14,000	M1 Ltd.	29,950
49,000	Mapletree Logistics Trust REIT	44,580
79,000	Neptune Orient Lines Ltd.(a)	75,112
44,300	Olam International Ltd.	71,531
11,000	Sakari Resources Ltd.	16,906
20,000	SembCorp Marine Ltd.	77,210
6,000	SIA Engineering Co.	20,655
25,000	Singapore Airport Terminal Services Ltd.	57,170
14,000	Singapore Exchange Ltd.	77,226
49,000	Singapore Post Ltd.	45,785
24,000	SMRT Corp. Ltd.	34,130
23,000	StarHub Ltd.	69,374
83,000	Suntec REIT	109,188
1,700	Triyards Holdings Ltd.(a)	1,136
22,000	UOL Group Ltd.	102,061
13,000	Venture Corp. Ltd.	81,513
34,000	Wing Tai Holdings Ltd.	48,351
		1,610,169

See Notes to Financial Statements.

85

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	South Korea—6.2%
58	Amorepacific Corp.	$65,945
294	Amorepacific Group, Inc.	126,701
6,820	Asiana Airlines(a)	39,397
284	Binggrae Co. Ltd.	30,858
660	Capro Corp.	7,807
1,725	Cheil Worldwide, Inc.	33,216
680	CJ CGV Co. Ltd.	21,075
318	CJ CheilJedang Corp.	99,867
566	CJ Korea Express Co. Ltd.(a)	58,904
1,496	Daeduck Electronics Co.	12,661
2,910	Daekyo Co. Ltd.	16,063
1,760	Daesang Corp.	42,685
5,700	Daewoo Engineering & Construction Co. Ltd.(a)	48,502
1,160	Daewoo Industrial Development Co. Ltd.(a)	—
1,910	Daewoo International Corp.	73,381
1,622	Daewoo Motor Sales Corp.(a)	—
7,060	Daewoo Securities Co. Ltd.	71,208
3,700	Daishin Securities Co. Ltd.	29,482
1,970	Daishin Securities Co. Ltd. (Preference)	11,651
389	Dong-A Pharmaceutical Co. Ltd.	40,305
2,530	Dongbu Hitek Co. Ltd.(a)	15,705
4,550	Dongbu Steel Co. Ltd.(a)	15,123
3,090	Doosan Infracore Co. Ltd.(a)	45,616
347	E1 Corp.	19,758
1,420	Halla Climate Control Corp.	26,431
639	Handsome Co. Ltd.	16,201
3,279	Hanjin Heavy Industries & Construction Co. Ltd.(a)	35,478
6,560	Hanjin Shipping Co. Ltd.(a)	73,083
1,163	Hanjin Transportation Co. Ltd.	24,580
6,070	Hansol Paper Co.	50,982
850	Hansol Technics Co. Ltd.(a)	10,911
3,171	Hanwha Chemical Corp.	52,627
4,372	Hanwha Investment & Securities Co. Ltd.	15,694
947	Hite Jinro Co. Ltd.	28,004
681	Hotel Shilla Co. Ltd.	28,724
132	Hyundai Elevator Co. Ltd.	9,985
92	Hyundai Glovis Co. Ltd.	19,149
1,610	Hyundai Greenfood Co. Ltd.	26,720
830	Hyundai Hysco Co. Ltd.	33,182
3,270	Hyundai Merchant Marine Co. Ltd.(a)	78,707
8,440	Hyundai Securities Co.	64,774
4,020	Jeonbuk Bank	15,297
289	KCC Corp.	81,087
2,180	Keangnam Enterprises Ltd.	11,654
950	Kolon Corp.	14,983
4,980	Kolon Engineering & Construction Co. Ltd.	14,338
1,294	Kolon Industries, Inc.	65,851
1,850	Korea Investment Holdings Co. Ltd.	63,272
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
673	Korea Line Corp.(a)	$2,447
3,987	Korean Reinsurance Co.	39,117
1,060	KP Chemical Corp.	10,497
740	LG Fashion Corp.	20,627
371	LG Hausys Ltd.	26,670
93	LG Household & Health Care Ltd.	54,661
404	LG Innotek Co. Ltd.(a)	27,894
3,590	LIG Insurance Co. Ltd.	91,511
38	Lotte Chilsung Beverage Co. Ltd.	49,651
30	Lotte Confectionery Co. Ltd.	43,215
250	LS Industrial Systems Co. Ltd.	15,634
337	Mando Corp.	44,497
4,485	Meritz Fire & Marine Insurance Co. Ltd.	60,864
707	Mirae Asset Securities Co. Ltd.	19,189
27	Namyang Dairy Products Co. Ltd.	23,395
88	NCsoft Corp.	16,864
434	NHN Corp.	100,481
207	Nong Shim Co. Ltd.	48,969
59	Orion Corp.	55,397
140	Ottogi Corp.	30,424
1,610	Poongsan Corp.	46,945
1,040	S&T Dynamics Co. Ltd.	10,442
580	S&T Motiv Co. Ltd.	10,078
691	S1 Corp.	41,691
1,772	Samsung Card Co. Ltd.	68,566
399	Samsung Engineering Co. Ltd.	52,134
1,363	Samsung Techwin Co. Ltd.	71,362
586	Samyang Corp.	38,418
1,173	Seah Besteel Corp.	27,427
273	SFA Engineering Corp.	11,164
1,532	SK Chemicals Co. Ltd.	94,398
372	SK Gas Co. Ltd.	26,947
9,730	SK Networks Co. Ltd.	85,202
450	SKC Co. Ltd.	18,403
8,680	Ssangyong Motor Co.(a)	42,182
1,910	STX Engine Co. Ltd.	14,011
10,750	STX Pan Ocean Co. Ltd.	33,957
24	Taekwang Industrial Co. Ltd.	22,314
5,210	Taeyoung Engineering & Construction	26,179
19,830	Taihan Electric Wire Co. Ltd.(a)	29,365
2,470	Tong Yang Life Insurance	26,725
15,250	Tong Yang Securities, Inc.	53,765
30,740	Tongyang, Inc.(a)	22,803
19,450	Woongjin Chemical Co. Ltd.(a)	10,344
2,400	Woongjin Coway Co. Ltd.	87,365
1,440	Woongjin Thinkbig Co. Ltd.	8,411
6,310	Woori Investment & Securities Co. Ltd.	61,040
19	Young Poong Corp.	17,561
720	Youngone Corp.	22,314
388	Youngone Holdings Co. Ltd.	21,595
297	Yuhan Corp.	51,334
		3,724,070

See Notes to Financial Statements.

86

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Spain—2.0%
17,597	Abengoa SA	$61,452
2,837	Almirall SA	25,366
5,740	Antena 3 de Television SA	22,983
5,572	Banco Espanol de Credito SA	20,296
3,398	Bolsas y Mercados Espanoles	73,224
3,775	Caja de Ahorros del Mediterraneo(a)	—
107	Construcciones y Auxiliar de Ferrocarriles SA	50,885
48,192	Deoleo SA(a)	20,607
2,500	Duro Felguera SA	15,128
4,791	Ebro Foods SA	87,970
12,436	EDP Renovaveis SA(a)	59,108
12,105	Ence Energia y Celulosa S.A	29,489
2,138	Grifols SA(a)	74,136
1,983	Grupo Catalana Occidente SA	32,377
14,988	Mediaset Espana Comunicacion SA	80,482
4,449	Melia Hotels International SA	33,005
23,673	NH Hoteles SA(a)	85,891
689	Pescanova SA	12,767
59,100	Promotora de Informaciones SA, Class A(a)	25,655
9,480	Prosegur Cia de Seguridad SA	51,594
1,747	Red Electrica Corporacion SA	81,892
25,962	Sacyr Vallehermoso SA(a)	51,539
1,084	Tecnicas Reunidas SA	53,222
7,678	Tubacex SA(a)	19,799
895	Viscofan SA	43,305
5,782	Zardoya Otis SA	71,477
		1,183,649
	Sweden—2.4%
1,176	AarhusKarlshamn AB	46,257
828	AF AB, Class B	18,375
569	Avanza Bank Holding AB	11,169
1,303	Axfood AB	48,229
597	Axis Communications AB	13,946
4,737	BE Group AB	11,565
576	Betsson AB	15,712
4,688	Billerud AB	44,687
5,313	Bure Equity AB	18,336
5,627	Castellum AB	75,347
2,696	Elekta AB, Class B	38,396
29,156	Eniro AB(a)	41,084
8,164	Fabege AB	81,081
1,094	Hakon Invest AB	18,779
5,640	Haldex AB	24,565
4,618	Hexagon AB, Class B	106,204
961	Hoganas AB, Class B	32,007
3,767	Hufvudstaden AB, Class A	47,830
1,140	Intrum Justitia AB	16,493
2,410	JM AB	43,403
6,033	Klovern AB	23,367
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
11,045	Kungsleden AB	$53,932
3,676	Lindab International AB	27,545
3,279	Loomis AB, Class B	44,969
1,424	Lundbergforetagen AB, Class B	48,308
2,159	Lundin Petroleum AB(a)	51,670
8,076	Meda AB, Class A	82,581
1,752	Modern Times Group AB, Class B	53,336
1,178	NIBE Industrier AB, Class B	17,842
5,652	Nobia AB(a)	22,743
14,764	Peab AB	69,599
2,147	Saab AB, Class B	40,769
58,104	SAS AB(a)	56,481
2,813	Wallenstam AB, Class B	30,799
2,236	Wihlborgs Fastigheter AB	34,119
		1,411,525
	Switzerland—3.2%
1,666	Actelion Ltd.	80,366
1,148	AFG Arbonia-Forster Holding AG(a)	25,889
180	Allreal Holding AG	27,197
409	Autoneum Holding AG(a)	20,863
111	Banque Cantonale Vaudoise	58,826
43	Barry Callebaut AG	41,051
135	Basler Kantonalbank	14,686
10	Belimo Holding AG	17,612
287	Bucher Industries AG	53,782
73	Burckhardt Compression Holding AG	20,970
830	Charles Voegele Holding AG(a)	14,707
320	Dufry Group(a)	40,619
1,680	EFG International AG	15,371
392	EMS-Chemie Holding AG	94,632
98	Flughafen Zuerich AG	41,938
73	Forbo Holding AG	46,095
99	Galenica AG	58,101
1,564	Gategroup Holding AG	41,233
185	Georg Fischer AG	64,865
462	Huber & Suhner AG	20,589
88	Kaba Holding AG, Class B	33,288
3,788	Kudelski SA	41,492
144	Kuoni Reisen Holding AG, Class B	38,459
9,664	Logitech International SA	69,636
1,526	Meyer Burger Technology AG(a)	14,831
121	Mobimo Holding AG	28,067
5,572	Nobel Biocare Holding AG	49,904
11,479	OC Oerlikon Corp. AG	115,505
749	Panalpina Welttransport Holding AG	70,742
134	Partners Group Holding AG	28,363
967	PSP Swiss Property AG	88,787
301	Rieter Holding AG	47,936
8,242	Schmolz + Bickenbach AG	31,155
33	Schweiter Technologies AG	16,160
See Notes to Financial Statements.

87

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
30	Sika AG	$62,597
586	Sonova Holding AG	58,933
63	St. Galler Kantonalbank AG	25,844
166	Straumann Holding AG	20,483
841	Swiss Prime Site AG	70,219
183	Tecan Group AG	13,658
944	Temenos Group AG(a)	15,460
529	Valiant Holding	52,065
209	Valora Holding AG	39,816
1,199	Vontobel Holding AG	33,413
278	Zehnder Group AG	16,375
		1,882,580
	United Kingdom—9.5%
22,860	Aberdeen Asset Management PLC	119,509
31,732	Aegis Group PLC	120,187
12,658	Afren PLC(a)	28,081
2,742	African Barrick Gold Ltd.	18,730
6,521	ARM Holdings PLC	69,863
5,893	Ashmore Group PLC	34,529
21,193	Ashtead Group PLC	127,353
713	Aveva Group PLC	22,859
21,333	BBA Aviation PLC	69,424
7,176	Bellway PLC	116,881
5,491	Berendsen PLC	49,805
3,783	Berkeley Group Holdings PLC (The)(a)	92,760
1,825	Betfair Group PLC	22,139
5,374	Big Yellow Group PLC REIT	29,610
9,635	Bodycote PLC	58,566
64,449	Booker Group PLC	106,426
6,124	Bovis Homes Group PLC	50,564
8,610	Brewin Dolphin Holdings PLC	25,051
12,219	Britvic PLC	70,710
12,487	Cairn Energy PLC	56,388
10,788	Capital & Counties Properties PLC	39,314
1,757	Carpetright PLC(a)	19,531
3,858	Chemring Group PLC	19,498
5,306	Cineworld Group PLC	20,729
2,926	Computacenter PLC	17,300
1,760	Croda International PLC	62,408
7,396	CSR PLC	42,049
14,137	Daily Mail & General Trust PLC, Class A	108,696
7,256	Dairy Crest Group PLC	41,662
2,415	Derwent London PLC REIT	80,226
3,827	Devro PLC	20,210
2,186	Domino Printing Sciences PLC	19,088
24,575	Electrocomponents PLC	84,330
11,185	Elementis PLC	37,715
15,329	Enquest PLC(a)	28,622
37,944	Enterprise Inns PLC(a)	44,472
35,182	Essar Energy PLC(a)	77,595
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
22,252	F&C Asset Management PLC	$35,491
4,038	Fenner PLC	23,478
3,332	Ferrexpo PLC	11,214
678	Fidessa Group PLC	14,528
5,056	Filtrona PLC	46,674
1,142	Fresnillo PLC	35,306
2,103	Galliford Try PLC	25,021
4,845	Gem Diamonds Ltd.(a)	13,172
47,000	Genting Singapore PLC	51,236
905	Genus PLC	21,258
3,089	Go-Ahead Group PLC	64,595
9,653	Grainger PLC	17,169
9,292	Great Portland Estates PLC REIT	69,999
4,230	Greggs PLC	31,886
13,345	Halfords Group PLC	74,302
8,272	Halma PLC	54,959
14,451	Hansteen Holdings PLC REIT	17,310
2,512	Hargreaves Lansdown PLC	29,867
2,127	Hikma Pharmaceuticals PLC	25,341
2,534	Hochschild Mining PLC	20,208
12,969	Homeserve PLC	46,112
16,128	Howden Joinery Group PLC	44,171
3,637	Hunting PLC	43,858
10,015	IG Group Holdings PLC	70,267
12,555	International Personal Finance PLC	70,187
7,960	Interserve PLC	50,013
2,246	Intertek Group PLC	102,003
5,360	ITE Group PLC	16,683
4,439	Jardine Lloyd Thompson Group PLC	53,171
6,117	JD Wetherspoon PLC	49,422
7,661	Jupiter Fund Management PLC	32,312
16,392	KCOM Group PLC	20,070
1,981	Kier Group PLC	41,106
14,929	Laird PLC	50,556
12,241	London & Stamford Property PLC REIT	22,699
6,327	London Stock Exchange Group PLC	99,434
53,986	Marston's PLC	106,630
20,488	Melrose PLC	79,547
7,720	Michael Page International PLC	44,824
3,851	Micro Focus International PLC	35,612
6,866	Millennium & Copthorne Hotels PLC	55,584
16,980	Mitie Group PLC	79,769
8,775	Morgan Crucible Co. PLC	35,625
9,666	Mothercare PLC	43,213
9,876	N Brown Group PLC	53,476
4,750	New World Resources PLC, Class A	19,629
20,894	Pace PLC	62,610
15,996	Paragon Group of Cos. PLC	64,529
3,515	Petrofac Ltd.	90,832
3,629	Petropavlovsk PLC	23,579
15,899	Premier Farnell PLC	42,391

See Notes to Financial Statements.

88

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
8,759	Premier Oil PLC(a)	$49,488
5,642	PZ Cussons PLC	30,768
29,117	Qinetiq Group PLC	92,411
911	Rathbone Brothers PLC	19,021
8,949	Redrow PLC(a)	22,750
8,290	Restaurant Group PLC	50,057
1,241	Rotork PLC	45,544
6,383	RPC Group PLC	43,540
8,510	RPS Group PLC	32,068
5,589	Salamander Energy PLC(a)	17,333
3,264	Savills PLC	21,292
10,075	Senior PLC	31,586
5,003	Shaftesbury PLC REIT	44,169
26,131	Shanks Group PLC	34,331
22,495	Smiths News PLC	56,354
4,731	Soco International PLC(a)	25,747
2,247	Spectris PLC	62,554
1,529	Spirax-Sarco Engineering PLC	47,665
9,741	Spirent Communications PLC	22,551
17,309	Spirit Pub Co. PLC	16,871
4,058	Sports Direct International PLC(a)	26,079
4,532	St. James's Place PLC	28,986
4,184	Sthree PLC	20,239
11,361	Stobart Group Ltd.	19,639
1,802	Synergy Health PLC	26,970
26,545	TalkTalk Telecom Group PLC	81,254
1,703	Telecity Group PLC	24,734
13,092	Tullett Prebon PLC	57,623
1,518	Ultra Electronics Holdings PLC	41,404
5,122	Unite Group PLC	23,361
1,268	Victrex PLC	29,110
7,214	WH Smith PLC	72,173
5,033	WS Atkins PLC	57,894
5,901	Yule Catto & Co. PLC	13,975
		5,675,349
	Total Common Stocks and Other Equity Interests (Cost $63,807,398)	59,823,200
	Rights—0.0%
	Austria—0.0%
24,553	Immofinanz AG, expiring 12/31/49(a)	—
	Norway—0.0%
7,457	Norwegian Energy Co. ASA, expiring 12/31/12(a)	—
	Total Rights (Cost $0)	—
Number of Shares		Value
	Warrants—0.0%
	Netherlands—0.0%
1,617	Nieuwe Steen Investments Funds NV REIT, expiring 01/04/13(a) (Cost $0)	$—
	Total Investments (Cost $63,807,398)—99.9%	59,823,200
	Other assets less liabilities—0.1%	57,182
	Net Assets—100.0%	$59,880,382

Investment Abbreviations:

CDI—CHESS Depositary Interests

CVA—Dutch Certificates

REIT—Real Estate Investment Trust

RSP—Registered Savings Plan Shares

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

89

Schedule of Investments

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Brazil—17.8%
7,400	AES Tiete SA	$70,495
16,500	AES Tiete SA (Preference)	187,501
81,600	All America Latina Logistica SA	371,393
272,149	Banco Bradesco SA (Preference)	4,289,717
261,358	Banco do Brasil SA	2,789,758
27,700	Banco do Estado do Rio Grande do SUL SA (Preference), Class B	218,991
180,584	Banco Santander Brasil SA	1,240,867
240,285	BM&FBOVESPA SA	1,538,657
25,400	BR Malls Participacoes SA	334,054
52,109	Braskem SA (Preference), Class A	344,459
59,300	BRF - Brasil Foods SA	1,079,297
137,100	CCR SA	1,206,121
195,210	Centrais Eletricas Brasileiras SA	1,072,133
97,800	Centrais Eletricas Brasileiras SA (Preference), Class B	778,007
10,979	Cia Brasileira de Distribuicao Grupo Pao de Acucar (Preference)	504,023
8,210	Cia de Bebidas das Americas	276,208
45,900	Cia de Bebidas das Americas (Preference)	1,876,561
10,464	Cia de Saneamento Basico do Estado de Sao Paulo	443,167
11,500	Cia de Saneamento de Minas Gerais-Copasa	271,561
12,840	Cia Energetica de Minas Gerais	139,775
84,151	Cia Energetica de Minas Gerais (Preference)	1,007,250
16,621	Cia Energetica de Sao Paulo (Preference), Class B	149,414
25,708	Cia Paranaense de Energia (Preference)	379,893
224,582	Cia Siderurgica Nacional SA	1,242,300
13,460	Cielo SA	333,160
18,800	Cosan SA Industria E Comercio	360,693
37,000	Cyrela Brazil Realty SA Empreendimentos E Participacoes	313,839
46,541	EDP - Energias do Brasil SA	291,146
35,400	Eletropaulo Metropolitana SA (Preference)	281,261
124,867	Embraer SA	873,389
55,355	Fibria Celulose SA(a)	470,074
124,100	Gafisa SA(a)	228,009
37,013	Gerdau SA	269,282
177,017	Gerdau SA (Preference)	1,547,694
30,300	Itau Unibanco Holding SA	397,005
294,700	Itau Unibanco Holding SA (Preference)	4,311,302
215,179	Itausa - Investimentos Itau SA (Preference)	943,326
132,482	JBS SA(a)	428,740
77,200	Klabin SA (Preference)	453,659
27,504	Light SA	296,019
9,187	Lojas Americanas SA	69,689
28,680	Lojas Americanas SA (Preference)	240,160
51,900	Marfrig Alimentos SA(a)	268,428
99,370	Metalurgica Gerdau SA (Preference)	1,114,037
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
20,400	Natura Cosmeticos SA	$544,127
18,922	Oi SA	89,477
99,389	Oi SA (Preference)	398,506
106,400	PDG Realty SA Empreendimentos e Participacoes	179,242
673,462	Petroleo Brasileiro SA	7,132,199
978,747	Petroleo Brasileiro SA (Preference)	10,027,800
31,675	Souza Cruz SA	413,461
31,100	Sul America SA	245,105
97,100	Suzano Papel E Celulose SA (Preference), Class A	252,537
39,243	Telefonica Brasil SA (Preference)	869,854
100,666	Tim Participacoes SA	357,016
31,954	Tractebel Energia SA	550,890
44,596	Ultrapar Participacoes SA	935,788
94,284	Usinas Siderurgicas de Minas Gerais SA	493,213
213,532	Usinas Siderurgicas de Minas Gerais SA (Preference), Class A	1,031,820
195,123	Vale SA	3,599,417
245,827	Vale SA (Preference)	4,401,552
		66,824,518
	Cayman Islands—0.1%
54,000	MStar Semiconductor, Inc.	457,510
	Chile—1.7%
3,752,462	Banco de Chile	559,305
9,353,781	Banco Santander Chile	645,725
8,139	CAP SA	280,290
1,253,817	Cia Sud Americana de Vapores SA(a)	119,694
510,912	Empresa Nacional de Electricidad SA	821,554
134,986	Empresas CMPC SA	517,075
54,812	Empresas Copec SA	785,451
2,995,222	Enersis SA	1,024,215
23,146	LATAM Airlines Group SA	567,297
42,593	S.A.C.I. Falabella	436,409
1,400,361	Sociedad Matriz SAAM SA(a)	163,542
5,238	Sociedad Quimica y Minera de Chile SA (Preference), Class B	303,198
		6,223,755
	China—12.2%
2,940,000	Agricultural Bank of China Ltd., H-Shares	1,274,624
582,000	Aluminum Corp. of China Ltd., H-Shares(a)	254,577
422,000	Angang Steel Co. Ltd., H-Shares(a)	253,198
15,028,000	Bank of China Ltd., H-Shares	6,185,679
1,308,000	Bank of Communications Co. Ltd., H-Shares	935,003
1,185,000	China CITIC Bank Corp. Ltd., H-Shares	605,493
455,000	China Coal Energy Co. Ltd., H-Shares	452,062
915,000	China Communications Construction Co. Ltd., H-Shares	858,324

See Notes to Financial Statements.

90

Schedule of Investments (Continued)

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
10,441,000	China Construction Bank Corp., H-Shares	$7,867,748
642,500	China COSCO Holdings Co. Ltd., H-Shares(a)	319,175
755,000	China Life Insurance Co. Ltd., H-Shares	2,230,889
374,200	China Merchants Bank Co. Ltd., H-Shares	699,146
395,600	China Minsheng Banking Corp. Ltd., H-Shares	359,866
252,000	China National Building Material Co. Ltd., H-Shares	321,257
144,200	China Pacific Insurance (Group) Co. Ltd., H-Shares	452,134
4,019,984	China Petroleum & Chemical Corp. (Sinopec), H-Shares	4,268,936
718,000	China Railway Construction Corp. Ltd., H-Shares	713,363
1,475,000	China Railway Group Ltd., H-Shares	751,769
349,500	China Shenhua Energy Co. Ltd., H-Shares	1,488,184
3,046,000	China Telecom Corp. Ltd., H-Shares	1,811,867
240,000	Dongfeng Motor Group Co. Ltd., H-Shares	297,288
314,000	Guangzhou Automobile Group Co. Ltd., H-Shares	215,139
748,000	Huaneng Power International, Inc., H-Shares	598,396
8,997,000	Industrial & Commercial Bank of China Ltd., H-Shares	5,955,395
127,000	Jiangxi Copper Co. Ltd., H-Shares	328,559
3,310,000	PetroChina Co. Ltd., H-Shares	4,518,655
252,000	PICC Property & Casualty Co. Ltd., H-Shares	335,564
158,000	Ping An Insurance (Group) Co. of China Ltd., H-Shares	1,251,760
156,000	Yanzhou Coal Mining Co. Ltd., H-Shares	234,703
		45,838,753
	Czech Republic—0.8%
41,511	CEZ AS	1,528,926
3,046	Komercni Banka AS	621,005
44,885	Telefonica Czech Republic AS	893,088
		3,043,019
	Hong Kong—5.4%
56,500	Beijing Enterprises Holdings Ltd.	364,878
114,000	China Merchants Holdings International Co. Ltd.	378,036
857,500	China Mobile Ltd.	9,509,890
328,000	China Overseas Land & Investment Ltd.	859,143
177,729	China Resources Enterprise Ltd.	577,902
184,000	China Resources Land Ltd.	420,230
238,909	China Resources Power Holdings Co. Ltd.	511,724
1,182,000	China Unicom (Hong Kong) Ltd.	1,930,842
283,000	Citic Pacific Ltd.	360,777
1,739,000	CNOOC Ltd.	3,612,609
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,096,000	Lenovo Group Ltd.	$881,037
88,000	Shanghai Industrial Holdings Ltd.	282,734
797,000	Sino-Ocean Land Holdings Ltd.	499,793
		20,189,595
	Hungary—1.2%
250,135	Magyar Telekom Telecommunications PLC	463,403
18,949	MOL Hungarian Oil & Gas PLC	1,646,042
108,501	OTP Bank PLC	2,059,736
1,870	Richter Gedeon Nyrt	348,834
		4,518,015
	India—6.3%
120,149	HDFC Bank Ltd. ADR	4,492,371
184,177	ICICI Bank Ltd. ADR	7,228,947
137,815	Infosys Ltd. ADR(b)	5,983,927
113,077	Mahindra & Mahindra Ltd. GDR	1,882,732
188,761	Sterlite Industries (India) Ltd. ADR	1,413,820
110,825	Tata Motors Ltd. ADR(b)	2,676,424
		23,678,221
	Indonesia—1.8%
2,011,390	PT Astra International Tbk	1,685,756
706,000	PT Bank Central Asia Tbk	602,728
773,996	PT Bank Mandiri Tbk	664,806
892,500	PT Bank Rakyat Indonesia (Persero) Tbk	687,611
4,539,996	PT Bumi Resources Tbk	311,962
786,500	PT Perusahaan Gas Negara Persero Tbk	380,763
1,933,500	PT Telekomunikasi Indonesia Tbk	1,962,689
153,500	PT United Tractors Tbk	337,204
		6,633,519
	Malaysia—4.1%
225,200	AMMB Holdings Bhd	471,693
575,300	Axiata Group Bhd	1,233,325
16,600	British American Tobacco Malaysia Bhd	344,643
557,400	CIMB Group Holdings Bhd	1,396,245
587,700	DiGi.Com Bhd	1,024,520
244,900	Genting Bhd	711,545
270,400	Genting Malaysia Bhd	318,692
155,300	IJM Corp. Bhd	255,434
408,500	IOI Corp. Bhd	678,598
39,700	Kuala Lumpur Kepong Bhd	279,177
603,400	Malayan Banking Bhd	1,788,806
213,900	Maxis Bhd	488,754
241,900	Petronas Chemicals Group Bhd	516,201
67,000	Petronas Gas Bhd	431,123
62,300	PPB Group Bhd	275,298
382,900	Public Bank Bhd	1,996,209
435,100	Sime Darby Bhd	1,397,005
233,900	Telekom Malaysia Bhd	459,200
265,100	Tenaga Nasional Bhd	604,874
150,900	UMW Holdings Bhd	494,413
543,700	YTL Power International Bhd	290,949
		15,456,704

See Notes to Financial Statements.

91

Schedule of Investments (Continued)

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Mexico—2.9%
390,480	Alfa SAB de CV, Class A	$717,785
5,093,596	America Movil SAB de CV, Series L	6,463,895
57,592	Coca-Cola Femsa SAB de CV, Series L	738,777
219,400	Empresas ICA SAB de CV(a)	474,377
89,600	Grupo Aeroportuario del Pacifico SAB de CV, Class B	431,817
232,500	Grupo Bimbo SAB de CV, Series A	541,247
152,600	Kimberly-Clark de Mexico SAB de CV, Class A	370,051
414,400	Wal-Mart de Mexico SAB de CV, Series V	1,219,885
		10,957,834
	Poland—2.7%
16,269	Bank Pekao SA	780,668
41,568	Grupa Lotos SA(a)	437,832
36,155	KGHM Polska Miedz SA	1,819,774
129,412	PGE SA	700,783
160,311	Polski Koncern Naftowy Orlen SA(a)	2,197,863
299,732	Polskie Gornictwo Naftowe i Gazownictwo SA(a)	370,590
99,878	Powszechna Kasa Oszczednosci Bank Polski SA	1,115,783
9,705	Powszechny Zaklad Ubezpieczen SA	1,133,098
511,111	Tauron Polska Energia SA	705,532
259,333	Telekomunikacja Polska SA	978,967
		10,240,890
	Russia—10.6%
247,902	Federal Hydrogenerating Co. JSC ADR	588,519
1,365,394	Gazprom OAO ADR	12,479,701
222,199	LUKOIL OAO ADR	13,376,380
57,777	Magnitogorsk Iron & Steel Works GDR(a)	249,135
79,242	MMC Norilsk Nickel OJSC ADR	1,202,101
133,067	Mobile TeleSystems OJSC ADR	2,280,768
3,575	NovaTek OAO GDR	407,550
16,600	Novolipetsk Steel OJSC GDR	313,574
361,706	Rosneft Oil Co. GDR(a)	2,676,625
41,140	Rostelecom OJSC ADR	942,106
44,803	Severstal GDR	543,460
172,048	Surgutneftegas OJSC ADR	1,496,818
69,181	Tatneft ADR	2,680,072
193,059	VTB Bank OJSC GDR	665,281
		39,902,090
	South Africa—10.0%
58,367	ABSA Group Ltd.	933,958
124,340	African Bank Investments Ltd.	419,079
13,094	Anglo American Platinum Ltd.	606,594
18,180	AngloGold Ashanti Ltd.	602,858
64,567	ArcelorMittal South Africa Ltd.(a)	247,901
35,490	Aspen Pharmacare Holdings Ltd.	644,590
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
113,689	Aveng Ltd.	$404,352
70,949	Barloworld Ltd.	572,946
58,576	Bidvest Group Ltd.	1,393,496
656,429	FirstRand Ltd.	2,171,697
20,926	Foschini Group Ltd. (The)	302,829
79,107	Gold Fields Ltd.	973,469
144,544	Grindrod Ltd.	247,243
190,807	Growthpoint Properties Ltd.	517,858
34,193	Harmony Gold Mining Co. Ltd.	279,151
109,458	Impala Platinum Holdings Ltd.	1,962,876
37,216	Imperial Holdings Ltd.	842,699
46,779	JD Group Ltd.	248,973
7,708	Kumba Iron Ore Ltd.	480,244
31,409	Liberty Holdings Ltd.	363,114
145,788	MMI Holdings Ltd.	351,432
33,667	Mondi Ltd.	363,018
216,424	MTN Group Ltd.	3,889,522
122,925	Murray & Roberts Holdings Ltd.(a)	317,232
105,858	Nampak Ltd.	351,676
19,218	Naspers Ltd., Class N	1,243,563
45,820	Nedbank Group Ltd.	942,820
198,826	Netcare Ltd.	411,402
54,018	Pick n Pay Stores Ltd.	263,346
96,995	PPC Ltd.	323,235
53,626	Remgro Ltd.	915,425
38,411	Reunert Ltd.	337,253
392,856	Sanlam Ltd.	1,749,047
192,813	Sappi Ltd.(a)	543,694
76,172	Sasol Ltd.	3,239,797
39,314	Shoprite Holdings Ltd.	805,785
23,057	Spar Group Ltd. (The)	322,695
284,918	Standard Bank Group Ltd.	3,508,089
205,105	Steinhoff International Holdings Ltd.(a)	687,047
273,641	Telkom SA Ltd.(a)	574,070
13,485	Tiger Brands Ltd.	427,219
28,799	Truworths International Ltd.	312,514
54,265	Vodacom Group Ltd.	681,806
76,477	Woolworths Holdings Ltd.	574,949
		37,352,563
	Taiwan—17.6%
1,082,331	Acer, Inc.(a)	837,336
1,202,811	Advanced Semiconductor Engineering, Inc.	905,840
405,005	Asia Cement Corp.	504,653
205,738	Asustek Computer, Inc.	2,204,399
4,881,000	AU Optronics Corp.(a)	1,854,655
1,326,227	Cathay Financial Holding Co. Ltd.	1,332,469
701,411	Chang Hwa Commercial Bank	354,157
167,560	Cheng Shin Rubber Industry Co. Ltd.	419,294
2,447,142	Chimei Innolux Corp.(a)	913,097

See Notes to Financial Statements.

92

Schedule of Investments (Continued)

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
2,275,081	China Development Financial Holding Corp.(a)	$508,559
2,482,387	China Steel Corp.	2,132,920
1,785,501	Chinatrust Financial Holding Co. Ltd.	984,050
756,000	Chunghwa Telecom Co. Ltd.	2,370,547
1,637,054	Compal Electronics, Inc.	1,031,127
402,000	Coretronic Corp.	291,050
416,000	Delta Electronics, Inc.	1,421,200
241,726	Far Eastern Department Stores Co. Ltd.	227,555
752,520	Far Eastern New Century Corp.	779,246
271,000	Far EasTone Telecommunications Co. Ltd.	625,260
1,010,240	First Financial Holding Co. Ltd.	574,069
763,000	Formosa Chemicals & Fibre Corp.	1,807,432
313,000	Formosa Petrochemical Corp.	910,740
945,000	Formosa Plastics Corp.	2,574,993
351,000	Formosa Taffeta Co. Ltd.	309,397
122,377	Foxconn Technology Co. Ltd.	425,204
1,210,928	Fubon Financial Holding Co. Ltd.	1,243,572
1,227,000	HannStar Display Corp.(a)	97,026
2,016,450	Hon Hai Precision Industry Co. Ltd.	6,122,691
87,233	HTC Corp.	630,078
1,027,543	Hua Nan Financial Holdings Co. Ltd.	539,933
891,518	Inventec Co. Ltd.	304,878
753,151	Lite-On Technology Corp.	959,083
1,010,309	Macronix International	262,844
192,091	MediaTek, Inc.	2,133,796
1,528,640	Mega Financial Holding Co. Ltd.	1,111,976
329,440	Mercuries & Associates Ltd.	281,934
1,416,000	Nan Ya Plastics Corp.	2,496,329
537,106	Pegatron Corp.(a)	678,450
934,740	Pou Chen Corp.	945,539
202,200	Powertech Technology, Inc.	314,245
78,000	President Chain Store Corp.	385,828
771,000	Quanta Computer, Inc.	1,763,040
1,354,788	Shin Kong Financial Holding Co. Ltd.(a)	351,074
812,000	Siliconware Precision Industries Co.	792,195
1,328,688	SinoPac Financial Holdings Co. Ltd.	513,964
232,000	Synnex Technology International Corp.	490,804
1,776,232	Taishin Financial Holding Co. Ltd.	635,400
714,089	Taiwan Cement Corp.	915,452
823,144	Taiwan Cooperative Financial Holding	428,302
206,400	Taiwan Mobile Co. Ltd.	720,678
3,041,000	Taiwan Semiconductor Manufacturing Co. Ltd.	9,233,605
1,823,556	Tatung Co. Ltd.(a)	418,864
314,000	Unimicron Technology Corp.	321,390
765,179	Uni-President Enterprises Corp.	1,351,587
3,197,000	United Microelectronics Corp.	1,187,418
1,426,000	Walsin Lihwa Corp.(a)	390,518
743,389	Wistron Corp.	713,806
355,760	WPG Holdings Ltd.	429,896
1,032,306	Yuanta Financial Holding Co. Ltd.	466,459
		65,931,903
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Thailand—1.9%
179,004	Advanced Info. Service PCL	$1,153,451
59,800	Bangkok Bank PCL	353,142
2,511,396	IRPC PCL	352,333
105,800	Kasikornbank PCL	621,338
126,700	PTT Exploration & Production PCL	686,206
272,300	PTT Global Chemical PCL	541,935
169,300	PTT PCL	1,756,522
33,200	Siam Cement PCL	450,610
133,800	Siam Commercial Bank PCL	702,832
196,000	Thai Oil PCL	426,851
		7,045,220
	Turkey—2.8%
216,831	Akbank TAS	1,043,979
20,063	Anadolu Efes Biracilik ve Malt Sanayii AS	300,749
853,698	Dogan Sirketler Grubu Holdings AS(a)	371,070
323,478	Eregli Demir ve Celik Fabrikalari TAS	383,955
96,067	Haci Omer Sabanci Holding AS	506,433
370,309	Koc Holding AS	1,737,532
34,525	Tupras Turkiye Petrol Rafine AS	842,683
393,530	Turk Hava Yollari AO(a)	910,086
115,618	Turk Telekomunikasyon AS	451,004
62,558	Turkcell Iletisim Hizmet AS(a)	381,728
189,707	Turkiye Garanti Bankasi AS	904,927
54,925	Turkiye Halk Bankasi AS	483,597
372,682	Turkiye Is Bankasi, Class C	1,266,849
199,606	Turkiye Vakiflar Bankasi TAO, Class D	469,399
209,234	Yapi ve Kredi Bankasi AS(a)	536,348
		10,590,339
	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $397,205,493)—99.9%	374,884,448

See Notes to Financial Statements.

93

Schedule of Investments (Continued)

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)

October 31, 2012

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan
	Money Market Fund—1.6%
5,891,800	Invesco Liquid Assets Portfolio—Institutional Class (Cost $5,891,800)(c)(d)	$5,891,800
	Total Investments (Cost $403,097,293)—101.5%	380,776,248
	Other assets less liabilities—(1.5)%	(5,614,808)
	Net Assets—100.0%	$375,161,440

Investment Abbreviations:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  All or a portion of this security was out on loan at October 31, 2012.

(c)  The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 2I.

(d)  The security and the Fund are advised by wholly owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See Notes to Financial Statements.

94

Schedule of Investments

PowerShares Global Agriculture Portfolio (PAGG)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Australia—5.5%
147,902	GrainCorp Ltd., Class A	$1,881,812
1,055,401	Incitec Pivot Ltd.	3,458,297
115,639	Nufarm Ltd.	689,493
		6,029,602
	Bermuda—0.3%
497,027	Asian Citrus Holdings Ltd.	278,333
	Brazil—1.5%
70,758	Cosan SA Industria E Comercio	1,357,547
31,338	SLC Agricola SA	299,464
		1,657,011
	Canada—14.4%
39,701	Agrium, Inc.	4,177,840
207,427	Potash Corp. of Saskatchewan, Inc.	8,332,360
202,336	Viterra, Inc.	3,186,362
		15,696,562
	China—0.7%
1,148,526	China BlueChemical Ltd., H-Shares	727,642
	Germany—4.2%
88,178	K+S AG	4,170,529
1,366	KWS Saat AG	391,626
		4,562,155
	Hong Kong—1.0%
1,100,648	China Agri-Industries Holdings Ltd.	688,788
1,243,944	Global Bio-Chem Technology Group Co. Ltd.	144,457
1,135,861	Sinofert Holdings Ltd.	240,362
		1,073,607
	Indonesia—2.4%
203,423	PT Astra Agro Lestari Tbk	443,697
992,500	PT BW Plantation Tbk	148,798
4,682,508	PT Charoen Pokphand Indonesia Tbk	1,523,460
1,809,622	PT Perusahaan Perkebunan London Sumatra Indonesia Tbk	438,040
403,500	PT Sampoerna Agro Tbk	101,873
		2,655,868
	Israel—4.3%
279,016	Israel Chemicals Ltd.	3,489,271
1,746	Israel Corp. Ltd. (The)	1,186,089
		4,675,360
	Japan—0.3%
17,500	Hokuto Corp.	349,431
	Malaysia—5.7%
152,078	Genting Plantations Bhd	448,345
1,872,690	IOI Corp. Bhd	3,110,903
283,574	Kuala Lumpur Kepong Bhd	1,994,142
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
309,977	Kulim (Malaysia) Bhd	$509,844
68,500	Tradewinds Plantation Bhd	96,251
		6,159,485
	Netherlands—1.6%
22,757	Nutreco NV	1,702,962
	Norway—3.7%
85,227	Yara International ASA	4,009,558
	Papua New Guinea—0.4%
41,747	New Britain Palm Oil Ltd.	395,132
	Russia—0.3%
21,746	Phosagro OAO GDR	300,530
	Singapore—6.4%
246,000	First Resources Ltd.	413,344
1,933,000	GMG Global Ltd.	199,629
4,408,558	Golden Agri-Resources Ltd.	2,258,390
1,617,885	Wilmar International Ltd.	4,097,590
		6,968,953
	Switzerland—8.7%
24,356	Syngenta AG	9,515,370
	Taiwan—1.0%
478,099	Taiwan Fertilizer Co. Ltd.	1,139,091
	Turkey—0.1%
12,966	Gubre Fabrikalari T.A.S.(a)	90,679
	United States—37.5%
15,357	American Vanguard Corp.	548,706
319,879	Archer-Daniels-Midland Co.	8,585,552
65,990	Bunge Ltd.	4,687,270
20,265	CF Industries Holdings, Inc.	4,158,175
76,216	Darling International, Inc.(a)	1,259,851
24,769	Fresh Del Monte Produce, Inc.	623,436
49,367	Ingredion, Inc.	3,034,096
34,611	Intrepid Potash, Inc.(a)	752,097
98,847	Monsanto Co.	8,507,761
144,986	Mosaic Co. (The)	7,588,567
24,966	Scotts Miracle-Gro Co. (The), Class A	1,068,794
		40,814,305
	Total Investments (Cost $109,005,614)—100.0%	108,801,636
	Other assets less liabilities—0.0%	30,327
	Net Assets—100.0%	$108,831,963

Investment Abbreviations:

GDR—Global Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

95

Schedule of Investments

PowerShares Global Clean Energy Portfolio (PBD)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Australia—0.5%
393,699	Lynas Corp. Ltd.(a)	$298,020
	Austria—2.7%
64,847	Verbund AG	1,508,736
	Bermuda—3.8%
12,813,026	Apollo Solar Energy Technology Holdings Ltd.(a)	343,883
45,629	Brookfield Renewable Energy Partners LP(b)	1,351,294
791,200	China Singyes Solar Technologies Holdings Ltd.	468,591
		2,163,768
	Brazil—2.6%
60,234	Cosan SA Industria e Comercio	1,155,636
26,100	Sao Martinho SA	326,290
		1,481,926
	Canada—0.7%
36,491	Innergex Renewable Energy, Inc.	396,491
	Cayman Islands—4.3%
7,396,463	GCL-Poly Energy Holdings Ltd.	1,317,039
1,423,706	Neo-Neon Holdings Ltd.(a)	308,621
78,870	Trina Solar Ltd. ADR(a)	327,310
2,843,000	Trony Solar Holdings Co. Ltd.	173,330
845,066	Wasion Group Holdings Ltd.	309,674
		2,435,974
	China—6.8%
258,378	BYD Co. Ltd., H-Shares(a)	510,085
3,154,445	China Datang Corp. Renewable Power Co. Ltd., H-Shares	345,969
1,011,854	China High Speed Transmission Equipment Group Co. Ltd.(a)	348,598
1,606,226	China Longyuan Power Group Corp., H-Shares	1,046,631
1,608,652	China Suntien Green Energy Corp. Ltd., H-Shares	327,955
406,785	JA Solar Holdings Co. Ltd. ADR(a)(b)	281,292
343,592	Suntech Power Holdings Co. Ltd. ADR(a)(b)	278,310
880,853	Xinjiang Goldwind Science & Technology Co. Ltd., H-Shares	335,290
205,342	Yingli Green Energy Holding Co. Ltd. ADR(a)(b)	347,028
		3,821,158
	Denmark—3.9%
38,500	Novozymes A/S, Class B	1,063,388
3,171	Rockwool International A/S, Class B	298,008
145,254	Vestas Wind Systems A/S(a)(b)	841,002
		2,202,398
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Finland—1.9%
57,226	Fortum Oyj	$1,058,170
	France—0.8%
6,031	Saft Groupe SA	134,066
19,168	Sechilienne-Sidec	328,108
		462,174
	Germany—4.1%
75,200	Aixtron SE(b)	990,033
75,426	Nordex SE(a)	263,206
33,421	SMA Solar Technology AG(b)	716,296
203,084	Solarworld AG(b)	351,577
		2,321,112
	Hong Kong—2.0%
2,151,000	China Everbright International Ltd.	1,107,411
	Ireland—2.0%
104,989	Kingspan Group PLC	1,096,521
	Italy—2.9%
779,812	Enel Green Power SpA	1,325,750
239,401	Falck Renewables SpA	291,603
		1,617,353
	Japan—3.7%
122,731	GS Yuasa Corp.	479,070
240	Japan Wind Development Co. Ltd.(a)	297,561
290,293	Meidensha Corp.	1,020,547
60,116	Takuma Co. Ltd.	305,356
		2,102,534
	New Zealand—2.6%
321,166	Contact Energy Ltd.(a)	1,462,729
	Norway—0.3%
1,074,572	Renewable Energy Corp. ASA(a)(b)	187,930
	Philippines—2.7%
9,531,424	Energy Development Corp.	1,543,260
	South Korea—3.5%
203,616	Nexolon Co. Ltd.(a)	275,384
53,504	Seoul Semiconductor Co. Ltd.	1,013,073
14,872	Taewoong Co. Ltd.(a)	241,367
38,390	Unison Co. Ltd.(a)	272,806
114,220	Woongjin Energy Co. Ltd.(a)	196,371
		1,999,001
	Spain—5.9%
285,341	Abengoa SA	996,462
16,344	Acciona SA	1,002,593
227,141	EDP Renovaveis SA(a)	1,079,600
128,365	Gamesa Corp. Tecnologica SA	261,812
		3,340,467

See Notes to Financial Statements.

96

Schedule of Investments (Continued)

PowerShares Global Clean Energy Portfolio (PBD)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Sweden—1.8%
65,654	NIBE Industrier AB, Class B	$994,398
	Switzerland—1.5%
84,366	Meyer Burger Technology AG(a)(b)	819,923
	Taiwan—3.8%
487,131	Epistar Corp.	775,408
318,000	Motech Industries, Inc.(a)	244,929
515,096	Neo Solar Power Corp.(a)	248,622
903,000	Sino-American Silicon Products, Inc.	871,702
		2,140,661
	Turkey—1.4%
348,396	Akenerji Elektrik Uretim AS(a)	405,766
408,464	Ayen Enerji AS	407,440
		813,206
	United Kingdom—0.5%
15,980	Dialight PLC	286,537
	United States—33.3%
18,655	A.O. Smith Corp.	1,133,664
16,574	Acuity Brands, Inc.	1,072,338
13,077	Aerovironment, Inc.(a)	287,563
25,604	Ameresco, Inc., Class A(a)	283,180
78,479	American Superconductor Corp.(a)	281,740
75,551	Amyris, Inc.(a)(b)	194,166
62,231	Covanta Holding Corp.	1,131,360
40,062	Cree, Inc.(a)(b)	1,215,080
82,530	Echelon Corp.(a)	273,174
25,046	EnerNOC, Inc.(a)	308,567
57,600	First Solar, Inc.(a)(b)	1,400,256
5,628	Fuel Systems Solutions, Inc.(a)	91,568
112,935	FuelCell Energy, Inc.(a)(b)	105,086
92,671	Gevo, Inc.(a)(b)	187,195
58,520	GT Advanced Technologies, Inc.(a)(b)	253,977
52,323	International Rectifier Corp.(a)	810,483
25,093	Itron, Inc.(a)	1,030,319
38,030	Johnson Controls, Inc.	979,273
34,777	KiOR, Inc., Class A(a)(b)	229,528
9,130	LSB Industries, Inc.(a)	367,665
17,536	Maxwell Technologies, Inc.(a)	114,159
116,844	MEMC Electronic Materials, Inc.(a)(b)	294,447
30,626	Molycorp, Inc.(a)(b)	318,510
20,515	Ormat Technologies, Inc.(b)	390,400
14,920	Polypore International, Inc.(a)(b)	526,378
32,882	Power Integrations, Inc.	972,650
51,292	Power-One, Inc.(a)	206,707
30,275	Rubicon Technology, Inc.(a)	263,090
25,733	Solazyme, Inc.(a)(b)	208,437
105,160	STR Holdings, Inc.(a)(b)	226,094
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
73,058	SunPower Corp.(a)	$314,880
35,339	Tesla Motors, Inc.(a)(b)	994,086
29,922	Universal Display Corp.(a)(b)	980,843
34,506	Veeco Instruments, Inc.(a)	1,059,334
38,555	Zoltek Cos., Inc.(a)(b)	264,102
		18,770,299
	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $75,930,850)—100.0%	56,432,157
	Investments Purchased with Cash Collateral from Securities on Loan
	Money Market Fund—16.5%
9,359,883	Invesco Liquid Assets Portfolio—Institutional Class (Cost $9,359,883)(c)(d)	9,359,883
	Total Investments (Cost $85,290,733)—116.5%	65,792,040
	Liabilities in excess of other assets—(16.5)%	(9,335,639)
	Net Assets—100.0%	$56,456,401

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  All or a portion of this security was out on loan at October 31, 2012.

(c)  The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 2I.

(d)  The security and the Fund are advised by wholly owned subsidiaries of Invesco Ltd. And are therefore considered to be affiliated.

See Notes to Financial Statements.

97

Schedule of Investments

PowerShares Global Coal Portfolio (PKOL)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.6%
	Australia—10.5%
43,085	Aquila Resources Ltd.(a)	$120,181
38,147	Energy Resources of Australia Ltd.(a)	55,775
53,355	New Hope Corp. Ltd.	242,330
180,579	Paladin Energy Ltd.(a)	212,530
129,615	Whitehaven Coal Ltd.	409,933
		1,040,749
	Canada—9.6%
37,550	Cameco Corp.	727,707
104,866	Uranium One, Inc.(a)	227,673
		955,380
	China—25.2%
776,272	China Coal Energy Co. Ltd., H-Shares	771,259
211,536	China Shenhua Energy Co. Ltd., H-Shares	900,728
73,341	Inner Mongolia Yitai Coal Co. Ltd., Class B	398,535
284,075	Yanzhou Coal Mining Co. Ltd., H-Shares	427,393
		2,497,915
	Indonesia—15.2%
2,591,992	PT Adaro Energy Tbk	369,706
3,776,812	PT Bumi Resources Tbk	259,521
189,000	PT Harum Energy Tbk	106,257
449,189	PT Indika Energy Tbk	72,488
92,194	PT Indo Tambangraya Megah Tbk	390,181
187,799	PT Tambang Batubara Bukit Asam Tbk	312,835
		1,510,988
	Philippines—1.4%
26,571	Semirara Mining Corp.	141,256
	Thailand—3.7%
28,939	Banpu PCL	370,117
	United Kingdom—0.7%
18,935	Bumi PLC(a)	72,663
	United States—33.3%
4,813	Alliance Resource Partners LP	313,519
51,364	Alpha Natural Resources, Inc.(a)	440,189
49,479	Arch Coal, Inc.	393,853
14,229	Cloud Peak Energy, Inc.(a)	300,232
25,963	CONSOL Energy, Inc.	912,859
33,790	Peabody Energy Corp.	942,741
		3,303,393
	Total Common Stocks and Other Equity Interests (Cost $15,617,778)	9,892,461
Number of Shares		Value
	Money Market Fund—0.1%
6,245	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $6,245)	$6,245
	Total Investments (Cost $15,624,023)—99.7%	9,898,706
	Other assets less liabilities—0.3%	27,724
	Net Assets—100.0%	$9,926,430

Notes to Schedule of Investments:

(a)  Non-income producing security.
See Notes to Financial Statements.

98

Schedule of Investments

PowerShares Global Gold and Precious Metals Portfolio (PSAU)

October 31, 2012

Number of Shares		Value
	Common Stocks—100.0%
	Australia—9.5%
85,521	Beadell Resources Ltd.(a)	$86,020
54,305	Evolution Mining Ltd.(a)	112,342
17,271	Kingsgate Consolidated Ltd.	98,321
22,174	Medusa Mining Ltd.	140,259
90,477	Newcrest Mining Ltd.	2,479,665
54,496	Perseus Mining Ltd.(a)	144,665
43,452	Regis Resources Ltd.(a)	241,959
78,399	Resolute Mining Ltd.	155,275
26,334	Silver Lake Resources Ltd.(a)	95,848
58,323	St. Barbara Ltd.(a)	114,606
		3,668,960
	Belgium—1.8%
13,448	Umicore SA	689,979
	Bermuda—0.5%
2,032,797	G-Resources Group Ltd.(a)	97,049
93,000	Liongold Corp. Ltd.(a)	81,181
		178,230
	Canada—52.7%
20,439	Agnico-Eagle Mines Ltd.	1,153,132
27,126	Alacer Gold Corp.(a)	148,725
14,289	Alamos Gold, Inc.	279,490
11,062	Argonaut Gold, Inc.(a)	117,648
33,602	AuRico Gold, Inc.(a)	280,381
19,656	Aurizon Mines Ltd.(a)	89,873
42,229	B2Gold Corp.(a)	174,493
23,971	Banro Corp.(a)	110,801
73,646	Barrick Gold Corp.	2,976,050
18,934	Centerra Gold, Inc.	214,630
13,430	Detour Gold Corp.(a)	378,109
11,539	Dundee Precious Metals, Inc.(a)	106,096
85,003	Eldorado Gold Corp.	1,255,272
10,316	Endeavour Silver Corp.(a)	93,613
13,750	First Majestic Silver Corp.(a)	317,646
17,282	Franco-Nevada Corp.	994,385
67,931	Goldcorp, Inc.	3,068,619
67,701	Great Basin Gold Ltd.(a)	542
9,538	Harry Winston Diamond Corp.(a)	136,748
44,834	IAMGOLD Corp.	695,275
135,827	Kinross Gold Corp.	1,348,078
7,464	Kirkland Lake Gold, Inc.(a)	73,632
5,539	Mag Silver Corp.(a)	70,491
23,841	Nevsun Resources Ltd.	112,824
55,081	New Gold, Inc.(a)	644,219
26,711	NovaGold Resources, Inc.(a)	129,613
46,178	Osisko Mining Corp.(a)	453,233
18,139	Pan American Silver Corp.	397,624
16,569	Premier Gold Mines Ltd.(a)	92,999
8,616	Pretium Resources, Inc.(a)	116,719
34,379	Rubicon Minerals Corp.(a)	121,763
Number of Shares		Value
	Common Stocks (Continued)
32,663	SEMAFO, Inc.	$130,717
9,654	Silver Standard Resources, Inc.(a)	146,524
40,353	Silver Wheaton Corp.	1,625,021
20,410	Silvercorp Metals, Inc.	126,401
9,907	Tahoe Resources, Inc.(a)	201,807
49,396	Torex Gold Resources, Inc.(a)	102,795
89,047	Yamana Gold, Inc.	1,796,977
		20,282,965
	Cayman Islands—0.2%
375,810	China Precious Metal Resources Holdings Co. Ltd.(a)	72,252
	China—1.2%
104,040	Zhaojin Mining Industry Co. Ltd., H-Shares	174,518
716,600	Zijin Mining Group Co. Ltd., H-Shares	288,487
		463,005
	Japan—0.2%
3,700	Asahi Holdings, Inc.	62,307
	Jersey Island—3.7%
114,559	Centamin PLC(a)	118,119
10,954	Randgold Resources Ltd.	1,305,911
		1,424,030
	Mexico—1.9%
14,780	Industrias Penoles S.A.B. de C.V.	739,632
	Russia—0.8%
16,566	Polymetal International PLC	297,312
	South Africa—11.5%
6,430	Anglo American Platinum Ltd.	297,877
43,511	AngloGold Ashanti Ltd.	1,442,847
86,972	Gold Fields Ltd.	1,070,254
43,733	Harmony Gold Mining Co. Ltd.	357,035
64,769	Impala Platinum Holdings Ltd.	1,161,482
29,267	Northam Platinum Ltd.	109,677
		4,439,172
	Turkey—0.3%
5,470	Koza Altin Isletmeleri AS	118,880
	United Kingdom—2.9%
12,747	African Barrick Gold Ltd.	87,073
19,665	Fresnillo PLC	607,964
18,593	Hochschild Mining PLC	148,274
18,171	Lonmin PLC	150,178
17,294	Petropavlovsk PLC	112,365
		1,105,854
	United States—12.8%
9,753	Allied Nevada Gold Corp.(a)	360,081
10,719	Coeur d'Alene Mines Corp.(a)	331,324

See Notes to Financial Statements.

99

Schedule of Investments (Continued)

PowerShares Global Gold and Precious Metals Portfolio (PSAU)

October 31, 2012

Number of Shares		Value
	Common Stocks (Continued)
34,036	Hecla Mining Co.	$223,957
28,508	McEwen Mining, Inc.(a)	138,549
55,637	Newmont Mining Corp.	3,034,998
7,646	Royal Gold, Inc.	673,460
13,867	Stillwater Mining Co.(a)	144,355
		4,906,724
	Total Common Stocks (Cost $38,457,098)	38,449,302
	Money Market Fund—0.1%
55,022	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $55,022)	55,022
	Total Investments (Cost $38,512,120)—100.1%	38,504,324
	Liabilities in excess of other assets—(0.1)%	(42,384)
	Net Assets—100.0%	$38,461,940

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

100

Schedule of Investments

PowerShares Global Nuclear Energy Portfolio (PKN)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Australia—5.8%
236,869	Energy Resources of Australia Ltd.(a)	$346,326
238,644	Paladin Energy Ltd.(a)	280,869
4,487	Silex Systems Ltd.(a)	16,192
		643,387
	Canada—8.0%
15,383	Cameco Corp.	298,118
233,732	Denison Mines Corp.(a)	301,665
131,533	Uranium One, Inc.(a)	285,569
		885,352
	France—10.3%
51,576	Areva SA(a)	903,571
10,944	Electricite de France SA	231,509
		1,135,080
	Germany—5.6%
13,233	E.ON AG	300,592
6,188	RWE AG	282,689
941	SGL Carbon SE	37,544
		620,825
	India—2.0%
7,215	Larsen & Toubro Ltd. GDR	220,707
	Japan—22.3%
47,000	Hitachi Ltd.	248,730
2,100	Hokkaido Electric Power Co., Inc.	17,261
2,600	Hokuriku Electric Power Co.	25,795
82,000	IHI Corp.	172,351
12,000	Japan Steel Works Ltd. (The)	71,012
6,000	JGC Corp.	206,055
20,000	Kansai Electric Power Co., Inc. (The)	153,634
11,800	Kyushu Electric Power Co., Inc.	89,316
44,000	Mitsubishi Heavy Industries Ltd.	184,962
3,700	Shikoku Electric Power Co., Inc.	39,486
26,600	Sumitomo Electric Industries Ltd.	285,535
26,300	Tokyo Electric Power Co., Inc.(a)	42,775
170,000	Toshiba Corp.	629,551
1,000	Toshiba Plant Systems & Services Corp.	13,524
45,000	Toyo Engineering Corp.	185,788
7,700	Yokogawa Electric Corp.	87,472
		2,453,247
	Netherlands—1.1%
3,230	Chicago Bridge & Iron Co. NV	121,286
	South Korea—4.3%
3,448	Doosan Heavy Industries & Construction Co. Ltd.	147,645
2,727	KEPCO Engineering & Construction Co., Inc.	160,529
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
6,440	Korea Electric Power Corp.(a)	$167,112
		475,286
	United Kingdom—1.4%
16,642	Serco Group PLC	151,885
	United States—39.2%
8,142	AMETEK, Inc.	289,448
1,497	Belden, Inc.	53,593
597	CIRCOR International, Inc.	20,591
1,567	Curtiss-Wright Corp.	48,373
5,198	Duke Energy Corp.	341,457
6,736	Emerson Electric Co.	326,224
2,473	Entergy Corp.	179,490
9,547	Exelon Corp.	341,592
2,135	Federal Signal Corp.(a)	12,319
7,811	FirstEnergy Corp.	357,119
1,716	Flowserve Corp.	232,501
3,230	Fluor Corp.	180,395
1,661	General Cable Corp.(a)	47,388
12,674	General Electric Co.	266,914
1,864	Kirby Corp.(a)	107,143
324	Landauer, Inc.	18,776
7,874	McDermott International, Inc.(a)	84,331
1,038	Mine Safety Appliances Co.	40,067
1,766	MKS Instruments, Inc.	41,731
4,190	NextEra Energy, Inc.	293,551
3,955	Parker Hannifin Corp.	311,100
9,473	SAIC, Inc.	104,108
4,273	Shaw Group, Inc. (The)(a)	187,115
1,694	SPX Corp.	116,191
627	Team, Inc.(a)	20,553
443,880	USEC, Inc.(a)	299,841
		4,321,911
	Total Investments (Cost $15,238,426)—100.0%	11,028,966
	Other assets less liabilities—0.0%	3,482
	Net Assets—100.0%	$11,032,448

Investment Abbreviations:

GDR—Global Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

101

Schedule of Investments

PowerShares Global Steel Portfolio (PSTL)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Australia—7.6%
13,158	Arrium Ltd.	$10,711
9,060	Atlas Iron Ltd.(a)	14,421
32,351	BlueScope Steel Ltd.(a)	15,935
17,891	Fortescue Metals Group Ltd.	75,692
6,703	Mount Gibson Iron Ltd.	4,900
1,738	Sims Metal Management Ltd.	16,977
25,813	Sundance Resources Ltd.(a)	9,502
		148,138
	Austria—1.8%
1,127	Voestalpine AG	35,487
	Belgium—0.5%
384	Bekaert SA NV	10,479
	Brazil—11.2%
8,000	Cia Siderurgica Nacional SA	44,253
2,100	MMX Mineracao e Metalicos SA(a)	4,158
1,900	Usinas Siderurgicas de Minas Gerais SA	9,939
8,800	Vale SA	162,333
		220,683
	Chile—1.4%
772	CAP SA	26,586
	China—0.3%
10,917	Angang Steel Co. Ltd., H-Shares(a)	6,550
	Finland—0.7%
10,524	Outokumpu Oyj(a)	8,905
885	Rautaruukki Oyj	5,601
		14,506
	Germany—5.0%
399	Salzgitter AG	17,261
3,581	ThyssenKrupp AG	81,460
		98,721
	Japan—21.1%
1,000	Aichi Steel Corp.	3,716
4,369	Daido Steel Co. Ltd.	18,913
1,686	Hitachi Metals Ltd.	15,757
6,278	JFE Holdings, Inc.	88,362
32,321	Kobe Steel Ltd.(a)	28,306
300	Kyoei Steel Ltd.	4,669
845	Maruichi Steel Tube Ltd.	17,549
91,000	Nippon Steel & Sumitomo Metal Corp.	200,375
1,000	Nisshin Steel Holdings Co. Ltd.(a)	6,618
1,680	Sanyo Special Steel Co. Ltd.	5,002
1,059	Tokyo Steel Manufacturing Co. Ltd.	3,392
2,000	Topy Industries Ltd.	3,878
600	Yamato Kogyo Co. Ltd.	16,822
		413,359
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Luxembourg—7.9%
482	APERAM SA	$6,980
9,220	ArcelorMittal SA	136,557
564	Ternium SA ADR	11,579
		155,116
	Mexico—0.5%
1,681	Industrias CH SAB de CV, Series B(a)	9,759
	South Africa—2.7%
1,858	ArcelorMittal South Africa Ltd.(a)	7,134
745	Kumba Iron Ore Ltd.	46,417
		53,551
	South Korea—11.3%
382	Dongkuk Steel Mill Co. Ltd.	4,904
316	Hyundai Hysco Co. Ltd.	12,633
593	Hyundai Steel Co.	42,684
496	POSCO	156,222
22	POSCO Chemtech Co. Ltd.	3,076
111	Seah Besteel Corp.	2,595
		222,114
	Spain—0.6%
1,137	Acerinox SA	11,846
	Sweden—1.1%
234	Hoganas AB, Class B	7,794
1,931	SSAB AB, Class A	13,811
		21,605
	Taiwan—4.6%
90,059	China Steel Corp.	77,380
8,000	Ton Yi Industrial Corp.	4,505
8,815	Tung Ho Steel Enterprise Corp.	8,359
		90,244
	Turkey—1.1%
16,382	Eregli Demir ve Celik Fabrikalari TAS	19,445
938	Izmir Demir Celik Sanayi As(a)	2,127
		21,572
	United Kingdom—0.7%
3,523	Evraz PLC	13,406
	United States—19.8%
1,157	AK Steel Holding Corp.	5,831
1,134	Allegheny Technologies, Inc.	29,881
459	Carpenter Technology Corp.	22,312
1,494	Cliffs Natural Resources, Inc.	54,188
1,208	Commercial Metals Co.	16,622
127	Haynes International, Inc.	6,436
124	Metals USA Holdings Corp.(a)	1,808
3,233	Nucor Corp.	129,740

See Notes to Financial Statements.

102

Schedule of Investments (Continued)

PowerShares Global Steel Portfolio (PSTL)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
797	Reliance Steel & Aluminum Co.	$43,309
257	Schnitzer Steel Industries, Inc., Class A	7,327
2,290	Steel Dynamics, Inc.	28,969
1,506	United States Steel Corp.	30,707
547	Worthington Industries, Inc.	11,826
		388,956
	Total Investments (Cost $3,243,592)—99.9%	1,962,678
	Other assets less liabilities—0.1%	1,551
	Net Assets—100.0%	$1,964,229

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

103

Schedule of Investments

PowerShares Global Water Portfolio (PIO)

October 31, 2012

Number of Shares		Value
	Common Stocks—100.0%
	Austria—0.2%
22,828	BWT AG	$470,626
	Bermuda—0.1%
3,998,000	HanKore Environment Tech Group Ltd.(a)	114,692
	Brazil—4.0%
194,239	Cia de Saneamento Basico do Estado de Sao Paulo	8,226,323
	Canada—0.3%
105,395	GLV, Inc., Class A(a)	236,203
88,747	Pure Technologies Ltd.(a)	400,449
		636,652
	Cayman Islands—0.6%
167,805	Consolidated Water Co. Ltd.	1,317,269
	China—0.1%
1,024,000	Tianjin Capital Environmental Protection Group Co. Ltd., Class H	239,152
	Finland—5.1%
646,483	Kemira Oyj	8,569,801
175,468	Uponor Oyj(b)	1,978,131
		10,547,932
	France—11.2%
731,475	Suez Environnement Co.	7,765,697
1,548,610	Veolia Environnement	15,325,083
		23,090,780
	Japan—6.0%
17,900	Ebara Jitsugyo Co. Ltd.	272,318
383,731	Kurita Water Industries Ltd.	8,699,119
284,346	Organo Corp.	1,675,553
235,800	Torishima Pump Manufacturing Co. Ltd.	1,646,146
		12,293,136
	Malaysia—0.7%
3,517,600	Puncak Niaga Holding Bhd(a)	1,535,919
	Singapore—3.1%
233,000	Asia Water Technology Ltd.(a)	9,931
4,002,516	Hyflux Ltd.	4,428,832
3,526,598	Sound Global Ltd.	1,459,720
1,617,000	United Envirotech Ltd.	483,755
		6,382,238
	Switzerland—11.7%
77,742	Geberit AG	16,029,279
193,272	Pentair Ltd.	8,163,809
		24,193,088
Number of Shares		Value
	Common Stocks (Continued)
	United Kingdom—19.5%
1,272,196	Halma PLC	$8,452,435
84,013	Modern Water PLC(a)	58,877
702,264	Pennon Group PLC	8,112,015
298,797	Severn Trent PLC	7,730,916
1,458,806	United Utilities Group PLC	15,910,923
		40,265,166
	United States—37.4%
222,290	American Water Works Co., Inc.	8,166,935
128,686	Flowserve Corp.	17,435,666
107,545	Itron, Inc.(a)	4,415,798
147,975	Pall Corp.	9,316,506
142,503	Toro Co. (The)	6,016,477
45,644	Valmont Industries, Inc.	6,166,504
204,867	Waters Corp.(a)	16,760,169
60,584	Watts Water Technologies, Inc., Class A	2,437,294
275,544	Xylem, Inc.	6,684,697
		77,400,046
	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $202,229,510)—100.0%	206,713,019
	Investments Purchased with Cash Collateral from Securities on Loan
	Money Market Fund—0.2%
355,076	Invesco Liquid Assets Portfolio—Institutional Class (Cost $355,076)(c)(d)	355,076
	Total Investments (Cost $202,584,586)—100.2%	207,068,095
	Liabilities in excess of other assets—(0.2)%	(356,461)
	Net Assets—100.0%	$206,711,634

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  All or a portion of this security was out on loan at October 31, 2012.

(c)  The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 2I.

(d)  The security and the Fund are advised by wholly owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See Notes to Financial Statements.

104

Schedule of Investments

PowerShares Global Wind Energy Portfolio (PWND)

October 31, 2012

Number of Shares		Value
	Common Stocks—99.8%
	China—19.0%
1,259,000	China High Speed Transmission Equipment Group Co. Ltd.(a)	$433,743
1,381,000	China Longyuan Power Group Corp., H-Shares	899,872
3,016,000	Huaneng Renewables Corp. Ltd., H-Shares(a)	381,375
		1,714,990
	Denmark—8.7%
135,277	Vestas Wind Systems A/S(a)(b)	783,237
	France—5.7%
7,286	GDF Suez	167,157
186,849	Theolia SA(a)	348,651
		515,808
	Germany—9.2%
7,418	E.ON AG	168,503
84,708	Nordex SE(a)(b)	295,596
4,031	RWE AG	184,150
1,848	Siemens AG	185,680
		833,929
	Italy—9.8%
520,145	Enel Green Power SpA	884,293
	Japan—7.4%
271	Japan Wind Development Co. Ltd.(a)	335,995
37,000	Mitsubishi Heavy Industries Ltd.	155,536
12,800	Mitsui & Co. Ltd.	180,158
		671,689
	Spain—18.3%
288	Acciona SA	17,667
230,587	EDP Renovaveis SA(a)	1,095,979
164,461	Gamesa Corp. Tecnologica SA	335,433
39,739	Iberdrola SA	205,460
		1,654,539
	Switzerland—1.9%
9,732	ABB Ltd.	175,368
	United Kingdom—2.1%
26,286	BP PLC	187,729
	United States—17.7%
6,934	AES Corp. (The)	72,460
96,703	American Superconductor Corp.(a)(b)	347,164
2,914	Duke Energy Corp.	191,421
3,609	Edison International	169,406
8,526	General Electric Co.	179,558
2,781	NextEra Energy, Inc.	194,837
Number of Shares		Value
	Common Stocks (Continued)
5,400	Xcel Energy, Inc.	$152,550
43,303	Zoltek Cos., Inc.(a)(b)	296,625
		1,604,021
	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $14,464,009)—99.8%	9,025,603
	Investments Purchased with Cash Collateral from Securities on Loan
	Money Market Fund—13.5%
1,219,686	Invesco Liquid Assets Portfolio—Institutional Class (Cost $1,219,686)(c)(d)	1,219,686
	Total Investments (Cost $15,683,695)—113.3%	10,245,289
	Liabilities in excess of other assets—(13.3)%	(1,204,061)
	Net Assets—100.0%	$9,041,228

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  All or a portion of this security was out on loan at October 31, 2012.

(c)  The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 2I.

(d)  The security and the Fund are advised by wholly owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See Notes to Financial Statements.

105

Schedule of Investments

PowerShares MENA Frontier Countries Portfolio (PMNA)

October 31, 2012

Number of Shares		Value
	Common Stocks—99.9%
	Bahrain—7.6%
1,209,157	Ahli United Bank BSC	$640,854
5,096,539	Gulf Finance House EC(a)	606,367
		1,247,221
	Egypt—19.9%
42,805	Citadel Capital SAE(a)	28,362
236,848	Commercial International Bank Egypt SAE	1,468,555
42,832	Egyptian Financial Group-Hermes Holding SAE(a)	82,615
25,409	Ezz Steel	42,774
27,021	Orascom Construction Industries	1,141,447
347,392	Orascom Telecom Holding SAE(a)	206,872
336,478	Orascom Telecom Media & Technology Holding SAE	33,029
64,441	Palm Hills Developments SAE(a)	28,992
144,857	Talaat Moustafa Group(a)	115,885
45,220	Telecom Egypt Co.	102,758
		3,251,289
	Kuwait—20.7%
100,000	Agility Public Warehousing Co. KSC	175,937
95,000	Boubyan Bank KSC(a)	212,724
100,900	Burgan Bank SAK	182,900
243,995	Kuwait Finance House KSC	650,422
38,000	Mabanee Co. SAKC	153,972
269,500	Mobile Telecommunications Co. KSC	708,832
386,439	National Bank of Kuwait SAK	1,318,577
		3,403,364
	Morocco—8.0%
28,112	Banque Centrale Populaire	647,564
31,946	Banque Marocaine du Commerce Exterieur	663,225
		1,310,789
	Oman—4.0%
454,641	BankMuscat SAOG	648,222
	Qatar—19.6%
26,232	Barwa Real Estate Co.	207,496
78,137	Masraf Al Rayan	566,560
6,119	National Leasing	77,896
35,990	Qatar Gas Transport Co. Ltd. (Nakilat)	153,115
26,066	Qatar Islamic Bank	549,105
35,221	Qatar National Bank SAQ	1,295,291
8,635	Qatar Telecom (Qtel) QSC	250,445
15,238	Qatari Investors Group	103,374
		3,203,282
	United Arab Emirates—20.1%
1,888,399	Aldar Properties PJSC	699,217
862,686	Arabtec Holding Co.	605,971
Number of Shares		Value
	Common Stocks (Continued)
2,762,981	Drake & Scull International	$613,828
1,394,341	Emaar Properties PJSC	1,370,425
		3,289,441
	Total Common Stocks (Cost $14,793,605)	16,353,608
	Money Market Fund—0.1%
10,743	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $10,743)	10,743
	Total Investments (Cost $14,804,348)—100.0%	16,364,351
	Liabilities in excess of other assets—(0.0)%	(7,849)
	Net Assets—100.0%	$16,356,502

Notes to the Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

106

Schedule of Investments

PowerShares S&P International Developed High Quality Portfolio (IDHQ)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Australia—9.2%
6,471	ALS Ltd.	$62,203
2,713	Ansell Ltd.	43,887
20,933	Ausdrill Ltd.	61,864
1,545	Australia & New Zealand Banking Group Ltd.	40,773
4,462	Bendigo & Adelaide Bank Ltd.	37,385
1,133	BHP Billiton Ltd.	40,239
6,881	Cabcharge Australia Ltd.	42,241
8,690	Cardno Ltd.	72,449
5,206	Coca-Cola Amatil Ltd.	72,608
1,605	Cochlear Ltd.	118,482
1,927	Commonwealth Bank of Australia	115,396
883	CSL Ltd.	43,492
5,676	Fleetwood Corp. Ltd.	60,623
10,810	Iress Ltd.	85,864
7,719	JB Hi-Fi Ltd.	82,043
10,896	Metcash Ltd.	41,353
3,262	Monadelphous Group Ltd.	71,371
15,954	Navitas Ltd.	68,159
2,876	Origin Energy Ltd.	33,879
11,214	Primary Health Care Ltd.	45,234
1,475	Ramsay Health Care Ltd.	36,341
2,730	Sonic Healthcare Ltd.	36,801
4,686	Super Retail Group Ltd.	43,781
9,186	Toll Holdings Ltd.	42,293
8,343	UGL Ltd.	92,396
1,566	Westpac Banking Corp.	41,425
3,846	Woolworths Ltd.	117,290
1,419	WorleyParsons Ltd.	36,300
		1,686,172
	Austria—0.2%
693	Andritz AG	41,730
	Belgium—1.3%
1,642	Colruyt SA	74,980
2,143	Delhaize Group SA	81,905
855	D'ieteren SA	41,330
1,707	KBC Groep NV	40,058
		238,273
	Bermuda—0.4%
75,000	Huabao International Holdings Ltd.	37,451
17,000	Luk Fook Holdings (International) Ltd.	42,730
		80,181
	Canada—9.0%
743	Alimentation Couche Tard, Inc., Class B	36,470
1,457	Astral Media, Inc., Class A	59,592
1,370	Bank of Nova Scotia	74,360
825	Canadian National Railway Co.	71,184
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,355	Canadian Natural Resources Ltd.	$40,806
1,066	Canadian Tire Corp. Ltd., Class A	76,214
1,046	Canadian Utilities Ltd., Class A	70,117
1,033	Emera, Inc.	36,070
1,763	Enbridge, Inc.	70,097
2,171	Fortis, Inc.	73,351
3,253	Great-West Lifeco, Inc.	74,856
1,399	Husky Energy, Inc.	37,862
931	IGM Financial, Inc.	36,914
2,533	Imperial Oil Ltd.	111,989
766	Laurentian Bank of Canada	34,066
3,363	Loblaw Cos. Ltd.	116,485
3,289	Manulife Financial Corp.	40,607
2,003	Metro, Inc.	118,076
493	National Bank of Canada	38,069
2,176	Nexen, Inc.	51,923
1,567	Power Corp. of Canada	37,987
1,463	Power Financial Corp.	37,735
682	Royal Bank of Canada	38,852
1,720	Shoppers Drug Mart Corp.	71,639
38,830	Sino-Forest Corp.(a)	—
2,433	Suncor Energy, Inc.	81,595
575	TELUS Corp.	37,302
1,701	Toromont Industries Ltd.	33,356
830	TransCanada Corp.	37,344
		1,644,918
	Cayman Islands—1.6%
38,000	Daphne International Holdings Ltd.	45,845
20,000	ENN Energy Holdings Ltd.	83,225
205,000	Geely Automobile Holdings Ltd.	88,084
110,000	Sa Sa International Holdings Ltd.	75,651
		292,805
	Denmark—1.1%
727	Novo Nordisk A/S, Class B	117,134
2,853	Novozymes A/S, Class B	78,801
		195,935
	Finland—0.5%
605	Kone Oyj, Class B	43,314
1,788	Orion Oyj, Class B	44,206
		87,520
	France—5.6%
975	Air Liquide SA	114,970
268	Christian Dior SA	38,461
386	Dassault Systemes SA	40,660
798	Essilor International SA	71,918
1,165	Eutelsat Communications SA	37,287
129	Hermes International	35,204
1,268	Ipsos	44,544
485	LVMH Moet Hennessy Louis Vuitton SA	78,809

See Notes to Financial Statements.

107

Schedule of Investments (Continued)

PowerShares S&P International Developed High Quality Portfolio (IDHQ)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
527	PPR	$92,634
770	Publicis Groupe SA	41,472
688	Rubis	41,954
949	Sanofi	83,399
688	Schneider Electric SA	43,002
599	SEB SA	38,964
1,466	Sodexo	112,782
819	Total SA	41,198
1,640	Vinci SA	72,562
		1,029,820
	Germany—5.5%
996	Adidas AG	84,832
948	Bechtle AG	35,753
451	Bilfinger Berger SE	44,117
1,187	CTS Eventim AG	35,223
814	Fielmann AG	79,214
1,516	Fresenius Medical Care AG & Co. KGaA	106,453
345	Fresenius SE & Co. KGaA	39,340
1,947	Fuchs Petrolub AG (Preference)	137,398
2,662	Gerry Weber International AG	120,799
1,497	Hochtief AG(a)	74,217
368	MAN SE	37,104
473	MTU Aero Engines Holding AG	39,705
156	Rational AG	39,438
1,842	Rhoen Klinikum AG	35,910
603	SAP AG	43,913
430	Siemens AG	43,205
		996,621
	Hong Kong—2.9%
10,200	Bank of East Asia Ltd. (The)	37,839
3,000	Cheung Kong (Holdings) Ltd.	44,322
36,000	Chow Sang Sang Holdings International Ltd.	76,831
10,500	Hengan International Group Co. Ltd.	95,651
14,700	Hong Kong & China Gas Co. Ltd.	39,073
800	Jardine Strategic Holdings Ltd.	29,120
18,000	Li & Fung Ltd.	30,193
16,000	Lifestyle International Holdings Ltd.	34,188
3,000	Sun Hung Kai Properties Ltd.	41,767
29,000	Techtronic Industries Co.	55,231
11,500	Yue Yuen Industrial (Holdings) Ltd.	39,693
		523,908
	Ireland—1.1%
1,917	CRH PLC	35,671
1,566	DCC PLC	44,734
842,107	Irish Bank Resolution Corp. Ltd.(a)	—
777	Kerry Group PLC, Class A	40,646
1,084	Paddy Power PLC	79,981
		201,032
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Israel—0.2%
2,604	Osem Investments Ltd.	$39,292
	Italy—2.0%
10,529	Davide Campari-Milano SpA	85,408
10,491	Recordati SpA	83,944
2,434	Saipem SpA	109,317
815	Tod's SpA	95,311
		373,980
	Japan—19.4%
890	ABC-Mart, Inc.	38,972
1,200	Ain Pharmaciez, Inc.	84,824
3,000	Air Water, Inc.	37,533
3,192	Arcs Co. Ltd.	67,250
4,894	Asahi Group Holdings Ltd.	111,375
6,988	Bank of Yokohama Ltd. (The)	32,085
894	Canon, Inc.	28,834
400	Central Japan Railway Co.	34,380
2,000	Daihatsu Motor Co. Ltd.	34,981
1,700	Daiichikosho Co. Ltd.	42,005
1,394	Daikin Industries Ltd.	38,508
2,100	Daiseki Co. Ltd.	28,296
696	Daito Trust Construction Co. Ltd.	70,183
1,200	DeNA Co. Ltd.	37,398
1,188	Denso Corp.	37,143
600	East Japan Railway Co.	41,136
200	FANUC Corp.	31,803
200	Fast Retailing Co. Ltd.	44,489
1,000	FP Corp.	75,066
1,200	Fuyo General Lease Co. Ltd.	33,539
8,000	GS Yuasa Corp.	31,227
694	Hisamitsu Pharmaceutical Co., Inc.	35,859
2,100	House Foods Corp.	33,866
1,712	Izumi Co. Ltd.	41,531
988	JGC Corp.	33,930
2,000	JSR Corp.	34,230
5,000	Kaken Pharmaceutical Co. Ltd.	77,380
5,998	Kansai Paint Co. Ltd.	64,460
1,400	Kao Corp.	39,269
500	KDDI Corp.	38,784
4,700	Kewpie Corp.	77,441
1,200	Kintetsu World Express, Inc.	33,750
3,000	Kirin Holdings Co. Ltd.	37,608
1,294	Kobayashi Pharmaceutical Co. Ltd.	68,237
5,012	Koito Manufacturing Co. Ltd.	62,140
3,690	K's Holdings Corp.	98,655
2,900	Kuraray Co. Ltd.	33,633
1,594	Kurita Water Industries Ltd.	36,136
2,990	Maeda Road Construction Co. Ltd.	37,483
1,692	Miraca Holdings, Inc.	71,444
2,400	Mitsui & Co. Ltd.	33,780

See Notes to Financial Statements.

108

Schedule of Investments (Continued)

PowerShares S&P International Developed High Quality Portfolio (IDHQ)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
3,000	Mochida Pharmaceutical Co. Ltd.	$38,621
3,506	NHK Spring Co. Ltd.	29,169
1,600	Nichi-iko Pharmaceutical Co. Ltd.	33,830
1,200	Nihon Kohden Corp.	44,544
738	Nitori Holdings Co. Ltd.	60,200
89	NTT Urban Development Corp.	73,155
300	Oriental Land Co. Ltd.	40,873
6	Osaka Securities Exchange Co. Ltd.	22,332
980	Point, Inc.	37,273
588	Rinnai Corp.	40,093
2,000	Rohto Pharmaceutical Co. Ltd.	27,574
596	Ryohin Keikaku Co. Ltd.	39,445
5,000	San-in Godo Bank Ltd. (The)	34,530
300	Sawai Pharmaceutical Co. Ltd.	33,104
896	Shimamura Co. Ltd.	93,266
600	Shin-Etsu Chemical Co. Ltd.	33,780
1,300	Sho-Bond Holdings Co. Ltd.	39,246
2,394	Stanley Electric Co. Ltd.	32,946
998	Sugi Holdings Co. Ltd.	36,022
988	Sumitomo Realty & Development Co. Ltd.	27,243
3,196	Sundrug Co. Ltd.	117,516
1,812	Suzuki Motor Corp.	40,987
1,800	Sysmex Corp.	84,561
1,600	Taikisha Ltd.	33,910
700	Takeda Pharmaceutical Co. Ltd.	32,491
2,300	Tokai Rika Co. Ltd.	28,890
1,300	Towa Pharmaceutical Co. Ltd.	82,460
1,000	Toyo Suisan Kaisha, Ltd.	24,884
1,396	Toyota Industries Corp.	39,821
890	Toyota Motor Corp.	34,128
1,292	Unicharm Corp.	69,829
2,100	Valor Co. Ltd.	35,863
211	Yahoo! Japan Corp.	72,516
778	Yamada Denki Co. Ltd.	33,678
1,300	Yamato Kogyo Co. Ltd.	36,448
		3,555,871
	Luxembourg—0.5%
3,003	SES SA FDR	83,079
	Netherlands—1.2%
3,327	Arcadis NV	71,026
1,089	Koninklijke Vopak NV	75,792
2,988	Royal Imtech NV	74,920
		221,738
	New Zealand—0.2%
12,224	Ryman Healthcare Ltd.	40,700
	Norway—0.2%
782	Yara International ASA	36,790
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Portugal—1.1%
29,471	EDP-Energias de Portugal SA	$80,043
4,370	Jeronimo Martins SGPS SA	76,446
7,818	Portugal Telecom SGPS SA	39,317
		195,806
	Singapore—1.8%
2,000	Jardine Cycle & Carriage Ltd.	80,718
8,000	Keppel Corp. Ltd.	69,899
48,000	Olam International Ltd.	77,505
18,000	SembCorp Marine Ltd.	69,489
26,000	SMRT Corp. Ltd.	36,974
		334,585
	South Korea—6.7%
1,610	Daewoo Shipbuilding & Marine Engineering Co. Ltd.	34,544
979	Dongbu Insurance Co. Ltd.	44,390
294	Green Cross Corp.	42,593
1,560	Halla Climate Control Corp.	29,037
809	Hotel Shilla Co. Ltd.	34,123
320	Hyundai Department Store Co. Ltd.	39,758
2,540	Hyundai Greenfood Co. Ltd.	42,155
149	Hyundai Mobis	37,981
111	Korea Zinc Co. Ltd.	45,597
480	KT&G Corp.	36,574
273	LG Chem Ltd.	76,598
908	LG Chem Ltd. (Preference)	81,175
745	LG Corp.	45,495
204	LG Household & Health Care Ltd.	119,901
190	OCI Co. Ltd.	26,829
695	S1 Corp.	41,932
461	Samsung Engineering Co. Ltd.	60,235
189	Samsung Fire & Marine Insurance Co. Ltd.	41,332
2,260	Samsung Heavy Industries Co. Ltd.	69,110
203	Shinsegae Co. Ltd.	36,297
3,520	Woongjin Coway Co. Ltd.	128,135
654	Yuhan Corp.	113,038
		1,226,829
	Spain—6.2%
42,729	Abengoa SA	149,217
5,527	Abertis Infraestructuras SA	83,221
161	Construcciones y Auxiliar de Ferrocarriles SA	76,565
2,180	Ebro Foods SA	40,028
2,995	Gas Natural SDG SA	46,455
9,033	Iberdrola SA	46,703
4,631	Indra Sistemas SA	52,807
1,070	Industria de Diseno Textil SA (Inditex)	136,488
56,369	Mapfre SA	156,166
14,129	Prosegur Cia de Seguridad SA	76,895
2,514	Red Electrica Corporacion SA	117,845

See Notes to Financial Statements.

109

Schedule of Investments (Continued)

PowerShares S&P International Developed High Quality Portfolio (IDHQ)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
2,893	Telefonica SA	$38,087
1,666	Viscofan SA	80,610
3,224	Zardoya Otis SA	39,855
		1,140,942
	Sweden—2.6%
2,114	Alfa Laval AB	36,702
6,093	Elekta AB, Class B	86,775
4,160	Getinge AB, Class B	127,896
2,010	Hennes & Mauritz AB, Class B	68,006
2,603	NIBE Industrier AB, Class B	39,425
2,134	Scania AB, Class B	40,619
5,476	Skandinaviska Enskilda Banken AB, Class A	45,390
887	Swedish Match AB	30,211
		475,024
	Switzerland—1.9%
1,453	Aryzta AG	72,556
58	Galenica AG	34,039
97	Kaba Holding AG, Class B	36,693
415	PSP Swiss Property AG	38,104
378	Sonova Holding AG	38,015
316	Syngenta AG	123,455
		342,862
	United Kingdom—17.6%
3,837	Admiral Group PLC	68,492
2,345	Aggreko PLC	81,225
1,761	Associated British Foods PLC	39,293
2,208	AstraZeneca PLC	102,358
1,286	Aveva Group PLC	41,229
2,616	Babcock International Group PLC	41,218
2,686	Bellway PLC	43,749
3,493	BG Group PLC	64,574
1,286	BHP Billiton PLC	41,136
4,700	Bovis Homes Group PLC	38,806
2,016	British American Tobacco PLC	99,694
2,114	Bunzl PLC	34,909
6,277	Capita PLC	73,114
18,878	Carillion PLC	93,613
5,741	Chemring Group PLC	29,014
3,471	Compass Group PLC	38,025
4,610	Dechra Pharmaceuticals PLC	45,824
1,352	Diageo PLC	38,575
4,204	Domino Printing Sciences PLC	36,709
4,416	Domino's Pizza Group PLC	35,963
2,436	Experian PLC	41,992
1,566	Fidessa Group PLC	33,555
3,514	Galliford Try PLC	41,808
3,945	Greene King PLC	37,752
8,807	Greggs PLC	66,388
10,784	Halma PLC	71,649
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
2,863	IMI PLC	$44,026
894	Imperial Tobacco Group PLC	33,703
16,815	Intermediate Capital Group PLC	82,678
2,519	Intertek Group PLC	114,402
7,283	J Sainsbury PLC	41,606
3,035	John Wood Group PLC	41,537
1,879	Kier Group PLC	38,990
33,358	Man Group PLC	42,160
5,706	Meggitt PLC	35,484
17,132	Mitie Group PLC	80,483
16,909	N Brown Group PLC	91,558
1,424	Next PLC	81,809
2,992	Pennon Group PLC	34,561
3,575	Persimmon PLC	45,788
1,926	Reckitt Benckiser Group PLC	116,358
2,128	Rotork PLC	78,097
1,699	SABMiller PLC	72,658
7,965	Sage Group PLC (The)	39,869
6,199	Savills PLC	40,437
12,404	Serco Group PLC	113,206
2,310	Spirax-Sarco Engineering PLC	72,012
1,657	SSE PLC	38,655
3,080	Standard Chartered PLC	72,619
21,706	Tesco PLC	111,850
2,336	Travis Perkins PLC	40,645
1,899	Victrex PLC	43,596
1,480	Weir Group PLC (The)	41,535
16,859	William Morrison Supermarkets PLC	72,764
5,697	WPP PLC	73,379
		3,217,129
	Total Investments (Cost $18,105,689)—100.0%	18,303,542
	Other assets less liabilities—0.0%	8,296
	Net Assets—100.0%	$18,311,838

Investment Abbreviations:

FDR—Fiduciary Depositary Receipts

Notes to Schedule of Investments:

(a)  Non-income producing security.
See Notes to Financial Statements.

110

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Statements of Assets and Liabilities

October 31, 2012

	PowerShares DWA Developed Markets Technical Leaders Portfolio (PIZ)	PowerShares DWA Emerging Markets Technical Leaders Portfolio (PIE)	PowerShares Emerging Markets Infrastructure Portfolio (PXR)	PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)
ASSETS:
Unaffiliated investments, at value(a)	$65,717,518	$184,800,282	$94,349,693	$56,765,688
Affiliated investments, at value	—	—	1,210,390	—
Total investments, at value	65,717,518	184,800,282	95,560,083	56,765,688
Cash	—	—	—	11,324
Foreign currency, at value	—	79,488	27,083	—
Receivables:
Foreign tax reclaims	76,726	31,668	6,736	—
Dividends and interest	62,459	118,341	124,209	5,703
Investments sold	—	32,394	—	—
Securities lending dividends	—	—	977	—
Total Assets	65,856,703	185,062,173	95,719,088	56,782,715
LIABILITIES:
Due to custodian	77,048	49,363	97,756	—
Due to foreign custodian	557	—	—	1,410
Payables:
Investments purchased	—	32,489	—	—
Collateral upon return of securities loaned	—	—	1,210,390	—
Accrued unitary management fees	43,830	138,169	59,984	38,261
Accrued expenses	—	—	—	—
Total Liabilities	121,435	220,021	1,368,130	39,671
NET ASSETS	$65,735,268	$184,842,152	$94,350,958	$56,743,044
NET ASSETS CONSIST OF:
Shares of beneficial interest	$102,827,181	$212,546,208	$123,390,312	$58,542,956
Undistributed net investment income (loss)	53,721	185,812	233,391	158,832
Undistributed net realized gain (loss)	(42,788,409)	(39,118,031)	(21,979,697)	(6,279,601)
Net unrealized appreciation (depreciation)	5,642,775	11,228,163	(7,293,048)	4,320,857
Net Assets	$65,735,268	$184,842,152	$94,350,958	$56,743,044
Shares outstanding (unlimited amount authorized, $0.01 par value)	3,400,000	10,600,000	2,350,000	1,050,000
Net asset value	$19.33	$17.44	$40.15	$54.04
Share price	$19.44	$17.48	$39.90	$53.84
Unaffiliated investments, at cost	$60,067,722	$173,569,911	$101,641,537	$52,444,857
Affiliated investments, at cost	$—	$—	$1,210,390	$—
Total investments, at cost	$60,067,722	$173,569,911	$102,851,927	$52,444,857
Foreign currencies, at cost	$(557)	$78,667	$27,088	$(1,408)
(a) Includes securities on loan with an aggregate value of:	$—	$—	$1,168,807	$—

See Notes to Financial Statements.

112

	PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)	PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)	PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)	PowerShares Global Agriculture Portfolio (PAGG)
ASSETS:
Unaffiliated investments, at value(a)	$283,659,110	$59,823,200	$374,884,448	$108,801,636
Affiliated investments, at value	2,653,604	—	5,891,800	—
Total investments, at value	286,312,714	59,823,200	380,776,248	108,801,636
Cash	—	—	—	—
Foreign currency, at value	—	—	370,213	3,284
Receivables:
Foreign tax reclaims	316,304	28,957	16,921	109,327
Dividends and interest	684,670	171,112	283,519	111,516
Investments sold	17,631	3,272	16,734	558,756
Securities lending dividends	11,668	—	3,657	—
Total Assets	287,342,987	60,026,541	381,467,292	109,584,519
LIABILITIES:
Due to custodian	774,747	74,956	126,130	148,582
Due to foreign custodian	816	29,956	—	—
Payables:
Investments purchased	17,671	3,280	16,783	534,106
Collateral upon return of securities loaned	2,653,604	—	5,891,800	—
Accrued unitary management fees	181,165	37,967	271,137	69,868
Accrued expenses	—	—	2	—
Total Liabilities	3,628,003	146,159	6,305,852	752,556
NET ASSETS	$283,714,984	$59,880,382	$375,161,440	$108,831,963
NET ASSETS CONSIST OF:
Shares of beneficial interest	$340,465,862	$68,715,587	$434,208,095	$114,914,517
Undistributed net investment income (loss)	1,183,266	134,156	998,232	137,400
Undistributed net realized gain (loss)	(29,414,417)	(4,980,514)	(37,724,320)	(6,015,508)
Net unrealized appreciation (depreciation)	(28,519,727)	(3,988,847)	(22,320,567)	(204,446)
Net Assets	$283,714,984	$59,880,382	$375,161,440	$108,831,963
Shares outstanding (unlimited amount authorized, $0.01 par value)	8,300,000	2,700,000	17,700,000	3,650,000
Net asset value	$34.18	$22.18	$21.20	$29.82
Share price	$34.29	$22.30	$21.11	$29.66
Unaffiliated investments, at cost	$312,159,215	$63,807,398	$397,205,493	$109,005,614
Affiliated investments, at cost	$2,653,604	$—	$5,891,800	$—
Total investments, at cost	$314,812,819	$63,807,398	$403,097,293	$109,005,614
Foreign currencies, at cost	$(753)	$(28,992)	$370,083	$3,264
(a) Includes securities on loan with an aggregate value of:	$2,505,201	$—	$5,790,174	$—

113

Statements of Assets and Liabilities (Continued)

October 31, 2012

	PowerShares Global Clean Energy Portfolio (PBD)	PowerShares Global Coal Portfolio (PKOL)	PowerShares Global Gold and Precious Metals Portfolio (PSAU)	PowerShares Global Nuclear Energy Portfolio (PKN)	PowerShares Global Steel Portfolio (PSTL)
ASSETS:
Unaffiliated investments, at value(a)	$56,432,157	$9,898,706	$38,504,324	$11,028,966	$1,962,678
Affiliated investments, at value	9,359,883	—	—	—	—
Total investments, at value	65,792,040	9,898,706	38,504,324	11,028,966	1,962,678
Foreign currency, at value	18,457	—	1,306	9	23,714
Receivables:
Foreign tax reclaims	94,927	3,944	—	37,680	2,065
Dividends and interest	7,422	29,990	6,752	21,066	2,079
Investments sold	—	—	—	—	—
Securities lending dividends	63,275	—	—	—	—
Total Assets	65,976,121	9,932,640	38,512,382	11,087,721	1,990,536
LIABILITIES:
Due to custodian	122,772	—	25,945	47,274	25,056
Due to foreign custodian	—	20	—	—	—
Payables:
Investments purchased	—	—	—	—	—
Collateral upon return of securities loaned	9,359,883	—	—	—	—
Accrued unitary management fees	37,065	6,190	24,497	7,999	1,251
Total Liabilities	9,519,720	6,210	50,442	55,273	26,307
NET ASSETS	$56,456,401	$9,926,430	$38,461,940	$11,032,448	$1,964,229
NET ASSETS CONSIST OF:
Shares of beneficial interest	$283,658,112	$20,135,944	$41,206,116	$31,931,720	$4,489,223
Undistributed net investment income (loss)	171,009	59,853	(463,905)	30,019	8,276
Undistributed net realized gain (loss)	(207,869,443)	(4,543,760)	(2,272,462)	(16,717,562)	(1,252,514)
Net unrealized appreciation (depreciation)	(19,503,277)	(5,725,607)	(7,809)	(4,211,729)	(1,280,756)
Net Assets	$56,456,401	$9,926,430	$38,461,940	$11,032,448	$1,964,229
Shares outstanding (unlimited amount authorized, $0.01 par value)	7,625,000	500,000	950,000	700,000	150,000
Net asset value	$7.40	$19.85	$40.49	$15.76	$13.09
Share price	$7.34	$19.85	$41.12	$15.67	$13.04
Unaffiliated investments, at cost	$75,930,850	$15,624,023	$38,512,120	$15,238,426	$3,243,592
Affiliated investments, at cost	$9,359,883	$—	$—	$—	$—
Total investments, at cost	$85,290,733	$15,624,023	$38,512,120	$15,238,426	$3,243,592
Foreign currencies, at cost	$18,450	$(20)	$1,306	$9	$23,472
(a) Includes securities on loan with an aggregate value of:	$8,226,545	$—	$—	$—	$—

See Notes to Financial Statements.

114

	PowerShares Global Water Portfolio (PIO)	PowerShares Global Wind Energy Portfolio (PWND)	PowerShares MENA Frontier Countries Portfolio (PMNA)	PowerShares S&P International Developed High Quality Portfolio (IDHQ)
ASSETS:
Unaffiliated investments, at value(a)	$206,713,019	$9,025,603	$16,364,351	$18,303,542
Affiliated investments, at value	355,076	1,219,686	—	—
Total investments, at value	207,068,095	10,245,289	16,364,351	18,303,542
Foreign currency, at value	—	—	2,001	3,156
Receivables:
Foreign tax reclaims	226,454	13,628	—	67,140
Dividends and interest	247,964	5,657	—	39,187
Investments sold	—	—	—	2,707
Securities lending dividends	521	6,452	—	—
Total Assets	207,543,034	10,271,026	16,366,352	18,415,732
LIABILITIES:
Due to custodian	338,564	2,177	18	89,519
Due to foreign custodian	3,330	2,066	—	—
Payables:
Investments purchased	—	—	—	2,715
Collateral upon return of securities loaned	355,076	1,219,686	—	—
Accrued unitary management fees	134,430	5,869	9,832	11,660
Total Liabilities	831,400	1,229,798	9,850	103,894
NET ASSETS	$206,711,634	$9,041,228	$16,356,502	$18,311,838
NET ASSETS CONSIST OF:
Shares of beneficial interest	$363,417,412	$39,622,498	$37,973,801	$66,629,792
Undistributed net investment income (loss)	333,046	26,988	—	57,483
Undistributed net realized gain (loss)	(161,516,989)	(25,169,814)	(23,177,304)	(48,568,830)
Net unrealized appreciation (depreciation)	4,478,165	(5,438,444)	1,560,005	193,393
Net Assets	$206,711,634	$9,041,228	$16,356,502	$18,311,838
Shares outstanding (unlimited amount authorized, $0.01 par value)	12,150,000	1,650,000	1,500,000	1,100,000
Net asset value	$17.01	$5.48	$10.90	$16.65
Share price	$16.93	$5.46	$10.66	$16.81
Unaffiliated investments, at cost	$202,229,510	$14,464,009	$14,804,348	$18,105,689
Affiliated investments, at cost	$355,076	$1,219,686	$—	$—
Total investments, at cost	$202,584,586	$15,683,695	$14,804,348	$18,105,689
Foreign currencies, at cost	$(3,338)	$(2,088)	$2,000	$3,194
(a) Includes securities on loan with an aggregate value of:	$345,391	$1,187,912	$—	$—

115

Statements of Operations

Year Ended October 31, 2012

	PowerShares DWA Developed Markets Technical Leaders Portfolio (PIZ)	PowerShares DWA Emerging Markets Technical Leaders Portfolio (PIE)	PowerShares Emerging Markets Infrastructure Portfolio (PXR)	PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)	PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)
INVESTMENT INCOME:
Unaffiliated dividend income	$1,834,154	$3,820,427	$2,747,396	$2,075,570	$10,460,092
Securities lending income	—	—	7,310	—	283,630
Foreign withholding tax	(101,318)	(324,184)	(310,950)	(64,266)	(962,838)
Total Income	1,732,836	3,496,243	2,443,756	2,011,304	9,780,884
EXPENSES:
Unitary management fees	464,162	1,554,771	830,010	457,203	1,958,982
Net Investment Income	1,268,674	1,941,472	1,613,746	1,554,101	7,821,902
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
Investment securities	(6,619,303)	2,936,827	(13,312,209)	(253,261)	(6,226,262)
In-kind redemptions	2,099,543	3,886,533	(1,628,326)	630,700	1,354,411
Foreign currencies	(155,940)	(422,557)	(86,898)	(9,397)	(101,972)
Net realized gain (loss)	(4,675,700)	6,400,803	(15,027,433)	368,042	(4,973,823)
Change in net unrealized appreciation (depreciation) on:
Investment securities	4,925,978	1,423,483	11,482,523	2,118,302	(5,279,967)
Foreign currencies	(6,011)	26,347	(3,247)	(173)	(27,824)
Net change in unrealized appreciation (depreciation)	4,919,967	1,449,830	11,479,276	2,118,129	(5,307,791)
Net realized and unrealized gain (loss)	244,267	7,850,633	(3,548,157)	2,486,171	(10,281,614)
Net increase (decrease) in net assets resulting from operations	$1,512,941	$9,792,105	$(1,934,411)	$4,040,272	$(2,459,712)

See Notes to Financial Statements.

116

	PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)	PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)	PowerShares Global Agriculture Portfolio (PAGG)	PowerShares Global Clean Energy Portfolio (PBD)	PowerShares Global Coal Portfolio (PKOL)
INVESTMENT INCOME:
Unaffiliated dividend income	$1,667,070	$13,371,329	$2,168,215	$1,129,683	$353,196
Securities lending income	—	60,819	—	1,216,355	—
Foreign withholding tax	(133,177)	(1,413,764)	(7,328)	(120,741)	(33,035)
Total Income	1,533,893	12,018,384	2,160,887	2,225,297	320,161
EXPENSES:
Unitary management fees	444,436	3,203,664	823,556	595,331	99,699
Net Investment Income	1,089,457	8,814,720	1,337,331	1,629,966	220,462
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
Investment securities	(628,753)	(16,737,479)	(4,985,230)	(46,829,685)	(2,214,614)
In-kind redemptions	(181,443)	15,526,937	2,585,971	1,135,786	(253,929)
Foreign currencies	(21,396)	(647,730)	(84,560)	(55,963)	(6,857)
Net realized gain (loss)	(831,592)	(1,858,272)	(2,483,819)	(45,749,862)	(2,475,400)
Change in net unrealized appreciation (depreciation) on:
Investment securities	193,949	(9,530,372)	2,005,884	19,751,674	(2,565,173)
Foreign currencies	(2,925)	(4,806)	(6,466)	(15,153)	(1,456)
Net change in unrealized appreciation (depreciation)	191,024	(9,535,178)	1,999,418	19,736,521	(2,566,629)
Net realized and unrealized gain (loss)	(640,568)	(11,393,450)	(484,401)	(26,013,341)	(5,042,029)
Net increase (decrease) in net assets resulting from operations	$448,889	$(2,578,730)	$852,930	$(24,383,375)	$(4,821,567)

117

Statements of Operations (Continued)

Year Ended October 31, 2012

	PowerShares Global Gold and Precious Metals Portfolio (PSAU)	PowerShares Global Nuclear Energy Portfolio (PKN)	PowerShares Global Steel Portfolio (PSTL)	PowerShares Global Water Portfolio (PIO)
INVESTMENT INCOME:
Unaffiliated dividend income	$586,371	$355,733	$90,296	$6,266,170
Securities lending income	—	—	—	350,295
Foreign withholding tax	(37,760)	(16,599)	(7,527)	(470,006)
Total Income	548,611	339,134	82,769	6,146,459
EXPENSES:
Unitary management fees	311,858	109,085	24,021	1,739,235
Unitary management fee waivers	—	—	—	—
Net Expenses	311,858	109,085	24,021	1,739,235
Net Investment Income	236,753	230,049	58,748	4,407,224
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
Investment securities	(1,521,968)	(2,442,477)	(520,259)	(35,736,920)
In-kind redemptions	2,977,634	94,148	(328,834)	11,908,358
Foreign currencies	(11,356)	(3,736)	(6,025)	(632,474)
Net realized gain (loss)	1,444,310	(2,352,065)	(855,118)	(24,461,036)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(7,699,898)	1,378,623	75,531	20,516,462
Foreign currencies	(98)	(2,506)	(145)	(15,096)
Net change in unrealized appreciation (depreciation)	(7,699,996)	1,376,117	75,386	20,501,366
Net realized and unrealized gain (loss)	(6,255,686)	(975,948)	(779,732)	(3,959,670)
Net increase (decrease) in net assets resulting from operations	$(6,018,933)	$(745,899)	$(720,984)	$447,554

See Notes to Financial Statements.

118

	PowerShares Global Wind Energy Portfolio (PWND)	PowerShares MENA Frontier Countries Portfolio (PMNA)	PowerShares S&P International Developed High Quality Portfolio (IDHQ)
INVESTMENT INCOME:
Unaffiliated dividend income	$174,491	$700,939	$491,472
Securities lending income	76,192	—	—
Foreign withholding tax	(19,611)	(26,626)	(40,210)
Total Income	231,072	674,313	451,262
EXPENSES:
Unitary management fees	92,042	149,580	131,510
Unitary management fee waivers	—	(22,389)	—
Net Expenses	92,042	127,191	131,510
Net Investment Income	139,030	547,122	319,752
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
Investment securities	(5,072,770)	(2,361,818)	(2,069,743)
In-kind redemptions	(502,330)	—	1,851,204
Foreign currencies	(27,467)	(60,419)	(29,626)
Net realized gain (loss)	(5,602,567)	(2,422,237)	(248,165)
Change in net unrealized appreciation (depreciation) on:
Investment securities	744,050	1,881,931	911,255
Foreign currencies	(822)	11,473	(4,298)
Net change in unrealized appreciation (depreciation)	743,228	1,893,404	906,957
Net realized and unrealized gain (loss)	(4,859,339)	(528,833)	658,792
Net increase (decrease) in net assets resulting from operations	$(4,720,309)	$18,289	$978,544

119

Statements of Changes in Net Assets

	PowerShares DWA Developed Markets Technical Leaders Portfolio (PIZ)		PowerShares DWA Emerging Markets Technical Leaders Portfolio (PIE)		PowerShares Emerging Markets Infrastructure Portfolio (PXR)
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
OPERATIONS:
Net investment income	$1,268,674	$1,995,575	$1,941,472	$3,336,220	$1,613,746	$3,124,677
Net realized gain (loss)	(4,675,700)	(5,191,458)	6,400,803	(15,141,697)	(15,027,433)	9,712,108
Net change in unrealized appreciation (depreciation)	4,919,967	(11,669,381)	1,449,830	(21,709,326)	11,479,276	(49,640,689)
Net increase (decrease) in net assets resulting from operations	1,512,941	(14,865,264)	9,792,105	(33,514,803)	(1,934,411)	(36,803,904)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,517,087)	(1,762,374)	(1,945,602)	(1,674,256)	(2,194,191)	(2,702,468)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	36,486,216	83,084,319	63,627,988	191,630,699	—	111,004,126
Value of shares repurchased	(34,821,780)	(100,362,023)	(58,902,905)	(296,257,475)	(32,587,688)	(100,128,103)
Net increase (decrease) in net assets resulting from shares transactions	1,664,436	(17,277,704)	4,725,083	(104,626,776)	(32,587,688)	10,876,023
Increase (Decrease) in Net Assets	1,660,290	(33,905,342)	12,571,586	(139,815,835)	(36,716,290)	(28,630,349)
NET ASSETS:
Beginning of year	64,074,978	97,980,320	172,270,566	312,086,401	131,067,248	159,697,597
End of year	$65,735,268	$64,074,978	$184,842,152	$172,270,566	$94,350,958	$131,067,248
Undistributed net investment income (loss) at end of year	$53,721	$374,703	$185,812	$603,958	$233,391	$900,734
CHANGES IN SHARES OUTSTANDING:
Shares sold	1,900,000	3,800,000	3,650,000	10,500,000	—	2,100,000
Shares repurchased	(1,900,000)	(5,100,000)	(3,600,000)	(17,400,000)	(850,000)	(2,100,000)
Shares outstanding, beginning of year	3,400,000	4,700,000	10,550,000	17,450,000	3,200,000	3,200,000
Shares outstanding, end of year	3,400,000	3,400,000	10,600,000	10,550,000	2,350,000	3,200,000

See Notes to Financial Statements.

120

	PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)		PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)		PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
OPERATIONS:
Net investment income	$1,554,101	$1,670,302	$7,821,902	$6,503,295	$1,089,457	$1,455,475
Net realized gain (loss)	368,042	832,595	(4,973,823)	5,397,131	(831,592)	8,802,242
Net change in unrealized appreciation (depreciation)	2,118,129	(4,567,524)	(5,307,791)	(42,637,626)	191,024	(10,196,061)
Net increase (decrease) in net assets resulting from operations	4,040,272	(2,064,627)	(2,459,712)	(30,737,200)	448,889	61,656
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,713,355)	(1,506,571)	(7,710,619)	(7,035,952)	(1,318,966)	(1,903,398)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	—	30,795,684	78,358,678	138,927,363	—	60,685,188
Value of shares repurchased	(9,518,362)	(7,249,958)	(30,165,917)	(38,784,922)	(4,214,640)	(53,644,688)
Net increase (decrease) in net assets resulting from shares transactions	(9,518,362)	23,545,726	48,192,761	100,142,441	(4,214,640)	7,040,500
Increase (Decrease) in Net Assets	(7,191,445)	19,974,528	38,022,430	62,369,289	(5,084,717)	5,198,758
NET ASSETS:
Beginning of year	63,934,489	43,959,961	245,692,554	183,323,265	64,965,099	59,766,341
End of year	$56,743,044	$63,934,489	$283,714,984	$245,692,554	$59,880,382	$64,965,099
Undistributed net investment income (loss) at end of year	$158,832	$216,386	$1,183,266	$995,453	$134,156	$318,656
CHANGES IN SHARES OUTSTANDING:
Shares sold	—	550,000	2,300,000	3,400,000	—	2,500,000
Shares repurchased	(200,000)	(150,000)	(1,000,000)	(1,100,000)	(200,000)	(2,200,000)
Shares outstanding, beginning of year	1,250,000	850,000	7,000,000	4,700,000	2,900,000	2,600,000
Shares outstanding, end of year	1,050,000	1,250,000	8,300,000	7,000,000	2,700,000	2,900,000

121

Statements of Changes in Net Assets (Continued)

	PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)		PowerShares Global Agriculture Portfolio (PAGG)		PowerShares Global Clean Energy Portfolio (PBD)
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
OPERATIONS:
Net investment income	$8,814,720	$10,983,243	$1,337,331	$737,725	$1,629,966	$1,619,895
Net realized gain (loss)	(1,858,272)	16,086,522	(2,483,819)	743,339	(45,749,862)	(27,899,478)
Net change in unrealized appreciation (depreciation)	(9,535,178)	(80,809,212)	1,999,418	(10,817,521)	19,736,521	(29,859,901)
Net increase (decrease) in net assets resulting from operations	(2,578,730)	(53,739,447)	852,930	(9,336,457)	(24,383,375)	(56,139,484)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(10,302,942)	(10,577,162)	(1,478,198)	(672,069)	(1,844,654)	(1,136,301)
Capital gains	—	—	—	—	—	—
Total distributions to shareholders	(10,302,942)	(10,577,162)	(1,478,198)	(672,069)	(1,844,654)	(1,136,301)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	140,197,590	111,976,519	12,524,349	86,390,601	—	54,207,038
Value of shares repurchased	(196,950,906)	(100,105,532)	(26,381,857)	(12,702,953)	(43,949,854)	(32,082,774)
Net increase (decrease) in net assets resulting from shares transactions	(56,753,316)	11,870,987	(13,857,508)	73,687,648	(43,949,854)	22,124,264
Increase (Decrease) in Net Assets	(69,634,988)	(52,445,622)	(14,482,776)	63,679,122	(70,177,883)	(35,151,521)
NET ASSETS:
Beginning of year	444,796,428	497,242,050	123,314,739	59,635,617	126,634,284	161,785,805
End of year	$375,161,440	$444,796,428	$108,831,963	$123,314,739	$56,456,401	$126,634,284
Undistributed net investment income (loss) at end of year	$998,232	$2,892,853	$137,400	$362,701	$171,009	$441,660
CHANGES IN SHARES OUTSTANDING:
Shares sold	6,700,000	4,550,000	450,000	2,650,000	—	3,675,000
Shares repurchased	(9,450,000)	(4,200,000)	(950,000)	(450,000)	(5,175,000)	(2,475,000)
Shares outstanding, beginning of year	20,450,000	20,100,000	4,150,000	1,950,000	12,800,000	11,600,000
Shares outstanding, end of year	17,700,000	20,450,000	3,650,000	4,150,000	7,625,000	12,800,000

See Notes to Financial Statements.

122

	PowerShares Global Coal Portfolio (PKOL)		PowerShares Global Gold and Precious Metals Portfolio (PSAU)		PowerShares Global Nuclear Energy Portfolio (PKN)
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
OPERATIONS:
Net investment income	$220,462	$337,735	$236,753	$127,434	$230,049	$537,726
Net realized gain (loss)	(2,475,400)	1,297,991	1,444,310	4,468,286	(2,352,065)	3,285,838
Net change in unrealized appreciation (depreciation)	(2,566,629)	(7,209,468)	(7,699,996)	(4,003,631)	1,376,117	(6,265,358)
Net increase (decrease) in net assets resulting from operations	(4,821,567)	(5,573,742)	(6,018,933)	592,089	(745,899)	(2,441,794)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(306,380)	(273,217)	(699,608)	(1,257,369)	(242,310)	(1,188,810)
Capital gains	—	(134,632)	—	(858,891)	—	—
Total distributions to shareholders	(306,380)	(407,849)	(699,608)	(2,116,260)	(242,310)	(1,188,810)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	2,713,399	27,397,618	4,096,907	17,293,638	—	3,034,895
Value of shares repurchased	(6,261,061)	(22,077,978)	(13,416,258)	(19,646,945)	(4,818,907)	(22,266,210)
Net increase (decrease) in net assets resulting from shares transactions	(3,547,662)	5,319,640	(9,319,351)	(2,353,307)	(4,818,907)	(19,231,315)
Increase (Decrease) in Net Assets	(8,675,609)	(661,951)	(16,037,892)	(3,877,478)	(5,807,116)	(22,861,919)
NET ASSETS:
Beginning of year	18,602,039	19,263,990	54,499,832	58,377,310	16,839,564	39,701,483
End of year	$9,926,430	$18,602,039	$38,461,940	$54,499,832	$11,032,448	$16,839,564
Undistributed net investment income (loss) at end of year	$59,853	$134,973	$(463,905)	$(446,092)	$30,019	$46,009
CHANGES IN SHARES OUTSTANDING:
Shares sold	100,000	750,000	100,000	350,000	—	150,000
Shares repurchased	(250,000)	(700,000)	(350,000)	(400,000)	(300,000)	(1,150,000)
Shares outstanding, beginning of year	650,000	600,000	1,200,000	1,250,000	1,000,000	2,000,000
Shares outstanding, end of year	500,000	650,000	950,000	1,200,000	700,000	1,000,000

123

Statements of Changes in Net Assets (Continued)

	PowerShares Global Steel Portfolio (PSTL)		PowerShares Global Water Portfolio (PIO)		PowerShares Global Wind Energy Portfolio (PWND)
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
OPERATIONS:
Net investment income	$58,748	$117,922	$4,407,224	$4,653,354	$139,030	$104,358
Net realized gain (loss)	(855,118)	317,279	(24,461,036)	3,608,448	(5,602,567)	(4,476,612)
Net change in unrealized appreciation (depreciation)	75,386	(1,506,181)	20,501,366	(32,350,246)	743,228	(1,485,563)
Net increase (decrease) in net assets resulting from operations	(720,984)	(1,070,980)	447,554	(24,088,444)	(4,720,309)	(5,857,817)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(80,170)	(102,912)	(4,505,763)	(5,086,328)	(117,260)	(46,224)
Return of capital	—	—	—	—	—	—
Total distributions to shareholders	(80,170)	(102,912)	(4,505,763)	(5,086,328)	(117,260)	(46,224)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	—	5,922,653	30,143,227	39,930,068	—	2,099,613
Value of shares repurchased	(1,487,735)	(5,836,220)	(98,324,861)	(53,959,125)	(3,959,177)	(4,839,813)
Transaction fee	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from shares transactions	(1,487,735)	86,433	(68,181,634)	(14,029,057)	(3,959,177)	(2,740,200)
Increase (Decrease) in Net Assets	(2,288,889)	(1,087,459)	(72,239,843)	(43,203,829)	(8,796,746)	(8,644,241)
NET ASSETS:
Beginning of year	4,253,118	5,340,577	278,951,477	322,155,306	17,837,974	26,482,215
End of year	$1,964,229	$4,253,118	$206,711,634	$278,951,477	$9,041,228	$17,837,974
Undistributed net investment income (loss) at end of year	$8,276	$35,723	$333,046	$1,064,059	$26,988	$32,685
CHANGES IN SHARES OUTSTANDING:
Shares sold	—	250,000	1,700,000	2,000,000	—	200,000
Shares repurchased	(100,000)	(250,000)	(5,800,000)	(3,000,000)	(650,000)	(500,000)
Shares outstanding, beginning of year	250,000	250,000	16,250,000	17,250,000	2,300,000	2,600,000
Shares outstanding, end of year	150,000	250,000	12,150,000	16,250,000	1,650,000	2,300,000
See Notes to Financial Statements.

124

	PowerShares MENA Frontier Countries Portfolio (PMNA)		PowerShares S&P International Developed High Quality Portfolio (IDHQ)
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
OPERATIONS:
Net investment income	$547,122	$819,153	$319,752	$535,962
Net realized gain (loss)	(2,422,237)	(947,540)	(248,165)	3,655,026
Net change in unrealized appreciation (depreciation)	1,893,404	(3,214,706)	906,957	(4,251,674)
Net increase (decrease) in net assets resulting from operations	18,289	(3,343,093)	978,544	(60,686)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(834,865)	(754,600)	(318,283)	(961,737)
Return of capital	(10,005)	—	—	—
Total distributions to shareholders	(844,870)	(754,600)	(318,283)	(961,737)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	789,102	6,652,432	12,294,712	23,688,877
Value of shares repurchased	(4,073,993)	(3,719,900)	(14,676,435)	(35,113,274)
Transaction fee	24,315	51,862	—	—
Net increase (decrease) in net assets resulting from shares transactions	(3,260,576)	2,984,394	(2,381,723)	(11,424,397)
Increase (Decrease) in Net Assets	(4,087,157)	(1,113,299)	(1,721,462)	(12,446,820)
NET ASSETS:
Beginning of year	20,443,659	21,556,958	20,033,300	32,480,120
End of year	$16,356,502	$20,443,659	$18,311,838	$20,033,300
Undistributed net investment income (loss) at end of year	$—	$344,396	$57,483	$77,063
CHANGES IN SHARES OUTSTANDING:
Shares sold	75,000	525,000	750,000	1,300,000
Shares repurchased	(375,000)	(300,000)	(900,000)	(1,950,000)
Shares outstanding, beginning of year	1,800,000	1,575,000	1,250,000	1,900,000
Shares outstanding, end of year	1,500,000	1,800,000	1,100,000	1,250,000

125

Financial Highlights

PowerShares DWA Developed Markets Technical Leaders Portfolio (PIZ)

	Year Ended October 31,					For the Period December 27, 2007(a) through
	2012	2011	2010		2009	October 31, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$18.85	$20.85	$17.54		$13.29	$24.94
Net investment income(b)	0.40	0.37	0.16		0.25	0.42
Net realized and unrealized gain (loss) on investments	0.56	(1.99)	3.59		4.02	(11.79)
Total from investment operations	0.96	(1.62)	3.75		4.27	(11.37)
Distributions to shareholders from:
Net investment income	(0.48)	(0.38)	(0.44)		(0.02)	(0.10)
Return of capital	—	—	—		—	(0.18)
Total distributions	(0.48)	(0.38)	(0.44)		(0.02)	(0.28)
Net asset value at end of period	$19.33	$18.85	$20.85		$17.54	$13.29
Share price at end of period(c)	$19.44	$18.68	$20.94		$17.18	$12.84
NET ASSET VALUE TOTAL RETURN(d)	5.43%	(7.81)%	21.82	%(e)	32.14%	(46.12	)%(f)
SHARE PRICE TOTAL RETURN(d)	6.99%	(9.04)%	24.88%		33.97%	(47.93	)%(f)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$65,735	$64,075	$97,980		$22,805	$23,922
Ratio to average net assets of:
Expenses	0.80%	0.80%	0.80%		0.80%	0.80	%(g)
Net investment income	2.19%	1.69%	0.86%		1.75%	2.14	%(g)
Portfolio turnover rate(h)	133%	93%	107%		135%	205%

PowerShares DWA Emerging Markets Technical Leaders Portfolio (PIE)

	Year Ended October 31,				For the Period December 27, 2007(a) through
	2012	2011	2010	2009	October 31, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$16.33	$17.88	$13.30	$9.24	$25.07
Net investment income(b)	0.19	0.20	0.13	0.08	0.39
Net realized and unrealized gain (loss) on investments	1.12	(1.66)	4.55	3.98	(16.16)
Total from investment operations	1.31	(1.46)	4.68	4.06	(15.77)
Distributions to shareholders from:
Net investment income	(0.20)	(0.09)	(0.10)	—	—
Return of capital	—	—	—	—	(0.06)
Total distributions	(0.20)	(0.09)	(0.10)	—	(0.06)
Net asset value at end of period	$17.44	$16.33	$17.88	$13.30	$9.24
Share price at end of period(c)	$17.48	$16.26	$17.99	$13.17	$9.45
NET ASSET VALUE TOTAL RETURN(d)	8.12%	(8.23)%	35.43%	43.94%	(63.04	)%(i)
SHARE PRICE TOTAL RETURN(d)	8.84%	(9.18)%	37.62%	39.36%	(62.20	)%(i)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$182,842	$172,271	$312,086	$28,603	$12,938
Ratio to average net assets of:
Expenses	0.90%	0.90%	0.90%	0.90%	0.90	%(g)
Net investment income	1.12%	1.12%	0.88%	0.79%	2.30	%(g)
Portfolio turnover rate(h)	181%	147%	128%	205%	223%

(a)  Commencement of Investment Operations.

(b)  Based on average shares outstanding.

(c)  The mean between the last bid and ask prices.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)  Amount includes the effect of the Adviser pay-in for an economic loss of $0.01 per share. Had the pay-in not been made, the net asset value total return would have been 21.76%.

(f)  The net asset value total return from Fund Inception (December 28, 2007 the first day of trading on the exchange) to October 31, 2008 was (46.42)%. The share price total return from Fund Inception to October 31, 2008 was (48.52)%.

(g)  Annualized.

(h)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

(i)  The net asset value total return from Fund Inception (December 28, 2007 the first day of trading on the exchange) to October 31, 2008 was (62.96)%. The share price total return from Fund Inception to October 31, 2008 was (62.39)%.

See Notes to Financial Statements.

126

Financial Highlights (Continued)

PowerShares Emerging Markets Infrastructure Portfolio (PXR)

	Year Ended October 31,				For the Period October 15, 2008(a) through
	2012	2011	2010	2009	October 31, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$40.96	$49.91	$39.92	$20.20	$22.64
Net investment income(b)	0.58	0.82	0.53	0.56	0.06
Net realized and unrealized gain (loss) on investments	(0.57)	(9.04)	9.87	19.26	(2.50)
Total from investment operations	0.01	(8.22)	10.40	19.82	(2.44)
Distributions to shareholders from:
Net investment income	(0.82)	(0.73)	(0.41)	(0.10)	—
Net asset value at end of period	$40.15	$40.96	$49.91	$39.92	$20.20
Share price at end of period(c)	$39.90	$40.70	$50.04	$40.10	$20.20
NET ASSET VALUE TOTAL RETURN(d)	0.13%	(16.67)%	26.23%	98.46%	(10.78	)%(e)
SHARE PRICE TOTAL RETURN(d)	0.15%	(17.42)%	25.98%	99.35%	(10.78	)%(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$94,351	$131,067	$159,698	$103,786	$2,020
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75	%(f)
Net investment income	1.46%	1.62%	1.22%	1.65%	6.64	%(f)
Portfolio turnover rate(g)	20%	34%	36%	38%	5%

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)

	Year Ended October 31,
	2012	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$51.15	$51.72	$45.52	$28.82	$63.10
Net investment income(b)	1.37	1.40	1.08	1.19	1.85
Net realized and unrealized gain (loss) on investments	2.99	(0.62)	6.98	16.57	(34.33)
Total from investment operations	4.36	0.78	8.06	17.76	(32.48)
Distributions to shareholders from:
Net investment income	(1.47)	(1.35)	(1.86)	(1.06)	(1.65)
Return of capital	—	—	—	—	(0.15)
Total distributions	(1.47)	(1.35)	(1.86)	(1.06)	(1.80)
Net asset value at end of period	$54.04	$51.15	$51.72	$45.52	$28.82
Share price at end of period(c)	$53.84	$50.78	$51.99	$45.28	$28.76
NET ASSET VALUE TOTAL RETURN(d)	8.92%	1.44%	18.37%	63.18%	(52.57)%
SHARE PRICE TOTAL RETURN(d)	9.33%	0.16%	19.59%	62.64%	(53.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$56,743	$63,934	$43,960	$38,690	$14,412
Ratio to average net assets of:
Expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	2.72%	2.52%	2.33%	3.54%	3.78%
Portfolio turnover rate(g)	14%	22%	30%	42%	45%

(a)  Commencement of Investment Operations.

(b)  Based on average shares outstanding.

(c)  The mean between the last bid and ask prices.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)  The net asset value total return from Fund Inception (October 16, 2008 the first day of trading on the exchange) to October 31, 2008 was (7.55)%. The share price total return from Fund Inception to October 31, 2008 was (17.48)%.

(f)  Annualized.

(g)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

127

Financial Highlights (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

	Year Ended October 31,
	2012	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$35.10	$39.00	$37.49	$27.86	$53.05
Net investment income(a)	0.99	1.01	0.72	0.67	1.32
Net realized and unrealized gain (loss) on investments	(0.90)	(3.71)	1.60	9.55	(25.98)
Total from investment operations	0.09	(2.70)	2.32	10.22	(24.66)
Distributions to shareholders from:
Net investment income	(1.01)	(1.20)	(0.81)	(0.59)	(0.53)
Net asset value at end of period	$34.18	$35.10	$39.00	$37.49	$27.86
Share price at end of period(b)	$34.29	$34.59	$39.43	$37.13	$28.41
NET ASSET VALUE TOTAL RETURN(c)	0.53%	(7.08)%	6.37%	37.40%	(46.86)%
SHARE PRICE TOTAL RETURN(c)	2.35%	(9.45)%	8.55%	33.43%	(46.22)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$283,715	$245,693	$183,323	$138,705	$58,509
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	2.99%	2.59%	1.99%	2.21%	3.09%
Portfolio turnover rate(d)	17%	17%	21%	28%	31%

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

	Year Ended October 31,
	2012	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$22.40	$22.99	$20.99	$13.54	$26.47
Net investment income(a)	0.40	0.45	0.32	0.28	0.45
Net realized and unrealized gain (loss) on investments	(0.15)	(0.40)	2.31	7.34	(13.07)
Total from investment operations	0.25	0.05	2.63	7.62	(12.62)
Distributions to shareholders from:
Net investment income	(0.47)	(0.64)	(0.63)	(0.17)	(0.31)
Net asset value at end of period	$22.18	$22.40	$22.99	$20.99	$13.54
Share price at end of period(b)	$22.30	$21.86	$23.27	$20.79	$13.99
NET ASSET VALUE TOTAL RETURN(c)	1.32%	0.09%	12.93%	56.70%	(48.13)%
SHARE PRICE TOTAL RETURN(c)	4.40%	(3.56)%	15.40%	50.21%	(46.71)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$59,880	$64,965	$59,766	$31,490	$13,536
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	1.84%	1.82%	1.52%	1.74%	2.13%
Portfolio turnover rate(d)	28%	75%	24%	41%	50%

(a)  Based on average shares outstanding.

(b)  The mean between the last bid and ask prices.

(c)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the same price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

128

Financial Highlights (Continued)

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)

	Year Ended October 31,
	2012	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$21.75	$24.74	$20.60	$13.45	$27.94
Net investment income(a)	0.50	0.53	0.48	0.26	0.51
Net realized and unrealized gain (loss) on investments	(0.44)	(3.01)	3.82	7.21	(14.74)
Total from investment operations	0.06	(2.48)	4.30	7.47	(14.23)
Distributions to shareholders from:
Net investment income	(0.61)	(0.51)	(0.16)	(0.32)	(0.26)
Net asset value at end of period	$21.20	$21.75	$24.74	$20.60	$13.45
Share price at end of period(b)	$21.11	$21.80	$25.01	$20.57	$13.52
NET ASSET VALUE TOTAL RETURN(c)	0.37%	(10.16)%	20.94%	56.48%	(51.32)%
SHARE PRICE TOTAL RETURN(c)	(0.29)%	(10.93)%	22.43%	55.41%	(51.75)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$375,161	$444,796	$497,242	$175,113	$56,509
Ratio to average net assets of:
Expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	2.34%	2.16%	2.13%	1.52%	2.29%
Portfolio turnover rate(d)	33%	20%	41%	52%	49%

PowerShares Global Agriculture Portfolio (PAGG)

	Year Ended October 31,				For the Period September 16, 2008(e) through
	2012	2011	2010	2009	October 31, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$29.71	$30.58	$23.48	$16.60	$25.35
Net investment income(a)	0.35	0.20	0.33	0.17	0.00	(f)
Net realized and unrealized gain (loss) on investments	0.15 (g)	(0.79)	6.92	6.72	(8.75)
Total from investment operations	0.50	(0.59)	7.25	6.89	(8.75)
Distributions to shareholders from:
Net investment income	(0.39)	(0.28)	(0.15)	(0.01)	—
Net asset value at end of period	$29.82	$29.71	$30.58	$23.48	$16.60
Share price at end of period(b)	$29.66	$29.47	$30.68	$23.27	$16.69
NET ASSET VALUE TOTAL RETURN(c)	1.85%	(1.93)%	30.99%	41.53%	(34.52	)%(h)
SHARE PRICE TOTAL RETURN(c)	2.13%	(3.04)%	32.61%	39.50%	(34.16	)%(h)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$108,832	$123,314	$59,636	$24,652	$1,660
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75	%(i)
Net investment income	1.22%	0.64%	1.25%	0.79%	0.13	%(i)
Portfolio turnover rate(d)	30%	16%	19%	33%	22%

(a)  Based on average shares outstanding.

(b)  The mean between the last bid and ask prices.

(c)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

(e)  Commencement of Investment Operations.

(f)  Amount represents less than $0.005.

(g)  Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund's change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.

(h)  The net asset value total return from Fund Inception (September 18, 2008 the first day of trading on the exchange) to October 31, 2008 was (32.63)%. The share price total return from Fund Inception to October 31, 2008 was (33.46)%.

(i)  Annualized.

See Notes to Financial Statements.

129

Financial Highlights (Continued)

PowerShares Global Clean Energy Portfolio (PBD)

	Year Ended October 31,
	2012	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$9.89	$13.95	$15.53	$12.25	$30.95
Net investment income(a)	0.17	0.13	0.03	0.03	0.02
Net realized and unrealized gain (loss) on investments	(2.47)	(4.10)	(1.60)	3.28	(18.72)
Total from investment operations	(2.30)	(3.97)	(1.57)	3.31	(18.70)
Distributions to shareholders from:
Net investment income	(0.19)	(0.09)	(0.01)	(0.03)	—
Net asset value at end of period	$7.40	$9.89	$13.95	$15.53	$12.25
Share price at end of period(b)	$7.34	$9.77	$13.91	$15.39	$12.43
NET ASSET VALUE TOTAL RETURN(c)	(23.35)%	(28.54)%	(10.14)%	27.10%	(60.42)%
SHARE PRICE TOTAL RETURN(c)	(23.03)%	(29.20)%	(9.58)%	24.13%	(60.16)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$56,456	$126,634	$161,786	$185,973	$106,553
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	2.05%	1.00%	0.22%	0.23%	0.09%
Portfolio turnover rate(d)	54%	66%	39%	62%	62%

PowerShares Global Coal Portfolio (PKOL)

	Year Ended October 31,				For the Period September 16, 2008(e) through
	2012	2011	2010	2009	October 31, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$28.62	$32.11	$24.71	$14.07	$24.40
Net investment income(a)	0.39	0.38	0.27	0.46	0.06
Net realized and unrealized gain (loss) on investments	(8.59)	(3.37)	7.44	10.43	(10.39)
Total from investment operations	(8.20)	(2.99)	7.71	10.89	(10.33)
Distributions to shareholders from:
Net investment income	(0.57)	(0.32)	(0.31)	(0.25)	—
Capital gains	—	(0.18)	—	—	—
Total distributions	(0.57)	(0.50)	(0.31)	(0.25)	—
Net asset value at end of period	$19.85	$28.62	$32.11	$24.71	$14.07
Share price at end of period(b)	$19.85	$28.41	$32.29	$24.48	$14.31
NET ASSET VALUE TOTAL RETURN(c)	(28.76)%	(9.58)%	31.40%	79.17%	(42.34	)%(f)
SHARE PRICE TOTAL RETURN(c)	(28.24)%	(10.75)%	33.38%	74.45%	(41.35	)%(f)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$9,926	$18,602	$19,264	$11,121	$1,407
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75	%(g)
Net investment income	1.66%	1.07%	0.98%	2.30%	2.82	%(g)
Portfolio turnover rate(d)	50%	36%	30%	52%	33%

(a)  Based on average shares outstanding.

(b)  The mean between the last bid and ask prices.

(c)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

(e)  Commencement of Investment Operations.

(f)  The net asset value total return from Fund Inception (September 18, 2008 the first day of trading on the exchange) to October 31, 2008 was (40.43)%. The share price total return from Fund Inception to October 31, 2008 was (38.85)%.

(g)  Annualized.

See Notes to Financial Statements.

130

Financial Highlights (Continued)

PowerShares Global Gold and Precious Metals Portfolio (PSAU)

	Year Ended October 31,					For the Period September 16, 2008(a) through
	2012	2011	2010		2009	October 31, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$45.42	$46.70	$34.16		$16.55	$25.17
Net investment income (loss)(b)	0.22	0.10	0.03		0.02	(0.01)
Net realized and unrealized gain (loss) on investments	(4.54)	0.19	12.60		17.59	(8.61)
Total from investment operations	(4.32)	0.29	12.63		17.61	(8.62)
Distributions to shareholders from:
Net investment income	(0.61)	(0.93)	(0.09)		—	—
Capital gains	—	(0.64)	(0.00	)(c)	—	—
Total distributions	(0.61)	(1.57)	(0.09)		—	—
Net asset value at end of period	$40.49	$45.42	$46.70		$34.16	$16.55
Share price at end of period(d)	$41.12	$45.08	$46.77		$34.31	$16.74
NET ASSET VALUE TOTAL RETURN(e)	(9.48)%	0.41%	37.05%		106.41%	(34.25	)%(f)
SHARE PRICE TOTAL RETURN(e)	(7.37)%	(0.54)%	36.65%		104.96%	(33.49	)%(f)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$38,462	$54,500	$58,377		$27,325	$1,655
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%		0.75%	0.75	%(g)
Net investment income (loss)	0.57%	0.20%	0.07%		0.08%	(0.22	)%(g)
Portfolio turnover rate(h)	19%	9%	27%		29%	18%

PowerShares Global Nuclear Energy Portfolio (PKN)

	Year Ended October 31,					For the Period April 1, 2008(a) through
	2012	2011		2010	2009	October 31, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$16.84	$19.85		$18.48	$14.11	$24.87
Net investment income(b)	0.26	0.37	(i)	0.17	0.17	0.07
Net realized and unrealized gain (loss) on investments	(1.07)	(2.68)		1.72	4.28	(10.82)
Total from investment operations	(0.81)	(2.31)		1.89	4.45	(10.75)
Distributions to shareholders from:
Net investment income	(0.27)	(0.70)		(0.52)	(0.08)	(0.01)
Net asset value at end of period	$15.76	$16.84		$19.85	$18.48	$14.11
Share price at end of period(d)	$15.67	$16.68		$19.86	$18.29	$14.25
NET ASSET VALUE TOTAL RETURN(e)	(4.79)%	(12.21)%		10.46%	31.67%	(43.25	)%(j)
SHARE PRICE TOTAL RETURN(e)	(4.41)%	(13.10)%		11.65%	29.03%	(42.68	)%(j)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$11,032	$16,840		$39,701	$35,114	$26,802
Ratio to average net assets of:
Expenses	0.75%	0.75%		0.75%	0.75%	0.75	%(g)
Net investment income	1.58%	1.85	%(i)	0.89%	1.03%	0.57	%(g)
Portfolio turnover rate(h)	28%	25%		31%	62%	16%

(a)  Commencement of Investment Operations.

(b)  Based on average shares outstanding.

(c)  Amount represents less than $(0.005).

(d)  The mean between the last bid and ask prices.

(e)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)  The net asset value total return from Fund Inception (September 18, 2008 the first day of trading on the exchange) to October 31, 2008 was (39.49)%. The share price total return from Fund Inception to October 31, 2008 was (38.93)%.

(g)  Annualized.

(h)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

(i)  Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $1.07 per share owned of Uranium One, Inc. on December 8, 2010. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.17 and 0.85%, respectively.

(j)  The net asset value total return from Fund Inception (April 3, 2008 the first day of trading on the exchange) to October 31, 2008 was (44.95)%. The share price total return from Fund Inception to October 31, 2008 was (45.05)%.

See Notes to Financial Statements.

131

Financial Highlights (Continued)

PowerShares Global Steel Portfolio (PSTL)

	Year Ended October 31,				For the Period September 16, 2008(a) through
	2012	2011	2010	2009	October 31, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$17.01	$21.36	$18.99	$12.82	$24.58
Net investment income(b)	0.28	0.39	0.23	0.23	0.08
Net realized and unrealized gain (loss) on investments	(3.84)	(4.33)	2.25	5.94	(11.84)
Total from investment operations	(3.56)	(3.94)	2.48	6.17	(11.76)
Distributions to shareholders from:
Net investment income	(0.36)	(0.41)	(0.11)	—	—
Net asset value at end of period	$13.09	$17.01	$21.36	$18.99	$12.82
Share price at end of period(c)	$13.04	$16.85	$21.29	$19.04	$12.91
NET ASSET VALUE TOTAL RETURN(d)	(21.12)%	(18.82)%	13.09%	48.13%	(47.84	)%(e)
SHARE PRICE TOTAL RETURN(d)	(20.67)%	(19.32)%	12.42%	47.48%	(47.48	)%(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$1,964	$4,253	$5,341	$2,848	$1,282
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75	%(f)
Net investment income	1.83%	1.80%	1.04%	1.45%	4.03	%(f)
Portfolio turnover rate(g)	32%	41%	46%	20%	280%

PowerShares Global Water Portfolio (PIO)

	Year Ended October 31,
	2012	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$17.17	$18.68	$17.15	$12.34	$26.79
Net investment income (loss)(b)	0.32	0.27	0.22	0.25	0.32
Net realized and unrealized gain (loss) on investments	(0.15)	(1.49)	1.56	4.78	(14.77)
Total from investment operations	0.17	(1.22)	1.78	5.03	(14.45)
Distributions to shareholders from:
Net investment income	(0.33)	(0.29)	(0.25)	(0.22)	—
Net asset value at end of period	$17.01	$17.17	$18.68	$17.15	$12.34
Share price at end of period(c)	$16.93	$16.95	$18.69	$17.03	$12.14
NET ASSET VALUE TOTAL RETURN(d)	1.11%	(6.68)%	10.47%	41.25%	(53.94)%
SHARE PRICE TOTAL RETURN(d)	1.95%	(7.92)%	11.30%	42.58%	(55.10)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$206,712	$278,951	$322,155	$280,424	$197,517
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income (loss)	1.90%	1.38%	1.23%	1.82%	1.49%
Portfolio turnover rate(g)	104%	26%	27%	36%	54%

(a)  Commencement of Investment Operations.

(b)  Based on average shares outstanding.

(c)  The mean between the last bid and ask prices.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)  The net asset value total return from Fund Inception (September 18, 2008 the first day of trading on the exchange) to October 31, 2008 was (45.35)%. The share price total return from Fund Inception to October 31, 2008 was (44.30)%.

(f)  Annualized.

(g)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

132

Financial Highlights (Continued)

PowerShares Global Wind Energy Portfolio (PWND)

	Year Ended October 31,				For the Period June 27, 2008(a) through
	2012	2011	2010	2009	October 31, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$7.76	$10.19	$15.56	$10.08	$24.44
Net investment income (loss)(b)	0.07	0.04	0.01	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	(2.29)	(2.45)	(5.38)	5.51	(14.35)
Total from investment operations	(2.22)	(2.41)	(5.37)	5.53	(14.36)
Distribution to shareholders from:
Net investment income	(0.06)	(0.02)	—	(0.05)	—
Net asset value at end of period	$5.48	$7.76	$10.19	$15.56	$10.08
Share price at end of period(c)	$5.46	$7.62	$10.21	$15.41	$10.39
NET ASSET VALUE TOTAL RETURN(d)	(28.63)%	(23.71)%	(34.51)%	55.02%	(58.76	)%(e)
SHARE PRICE TOTAL RETURN(d)	(27.69)%	(25.14)%	(33.74)%	48.93%	(57.49	)%(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$9,041	$17,838	$26,482	$43,558	$14,107
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75	%(f)
Net investment income (loss)	1.13%	0.43%	0.06%	0.17%	(0.19	)%(f)
Portfolio turnover rate(g)	78%	74%	41%	86%	44%

PowerShares MENA Frontier Countries Portfolio (PMNA)

	Year Ended October 31,					For the Period July 7, 2008(a) through
	2012	2011		2010	2009	October 31, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$11.36	$13.69		$14.38	$14.98	$25.00
Net investment income (loss)(b)	0.33	0.45	(h)	0.35	0.29	(0.02)
Net realized and unrealized gain (loss) on investments	(0.29)	(2.38)		(0.90)	(0.93)	(10.00)
Total from investment operations	0.04	(1.93)		(0.55)	(0.64)	(10.02)
Distributions to shareholders from:
Net investment income	(0.50)	(0.43)		(0.21)	—	—
Return of capital	(0.01)	—		—	—	—
Total distributions	(0.51)	(0.43)		(0.21)	—	—
Transaction fees(b)	0.01	0.03		0.07	0.04	—
Net asset value at end of period	$10.90	$11.36		$13.69	$14.38	$14.98
Share price at end of period(c)	$10.66	$11.14		$13.74	$14.10	$15.13
NET ASSET VALUE TOTAL RETURN(d)	0.67%	(14.22)%		(3.26)%	(4.00)%	(40.08	)%(i)
SHARE PRICE TOTAL RETURN(d)	0.43%	(16.21)%		(0.96)%	(6.81)%	(39.48	)%(i)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$16,357	$20,444		$21,557	$17,253	$19,474
Ratio to average net assets of:
Expenses, after waivers	0.70%	0.70%		0.70%	0.70%	0.70	%(f)
Expenses, prior to waivers	0.82%	0.95%		0.95%	0.95%	0.95	%(f)
Net investment income (loss), after waivers	3.01%	3.59	%(h)	2.71%	2.33%	(0.32	)%(f)
Portfolio turnover rate(g)	101%	60%		139%	126%	70%

(a)  Commencement of Investment Operations.

(b)  Based on average shares outstanding.

(c)  The mean between the last bid and ask prices.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)  The net asset value total return from Fund Inception (July 1, 2008 the first day of trading on the exchange) to October 31, 2008 was (58.09)%. The share price total return from Fund Inception to October 31, 2008 was (57.28)%.

(f)  Annualized.

(g)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

(h)  Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $0.20 per share owned of Mobile Telecommunication Co. KSC on April 13, 2011. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.32 and 2.54%, respectively.

(i)  The net asset value total return from Fund Inception (July 9, 2008 the first day of trading on the exchange) to October 31, 2008 was (39.35)%. The share price total return from Fund Inception to October 31, 2008 was (38.25)%.

See Notes to Financial Statements.

133

Financial Highlights (Continued)

PowerShares S&P International Developed High Quality Portfolio (IDHQ)

	Year Ended October 31,
	2012	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$16.03	$17.09	$15.66	$11.32	$26.89
Net investment income(a)	0.29	0.34	0.27	0.30	0.55
Net realized and unrealized gain (loss) on investments	0.62	(0.89)	1.47	4.17	(15.61)
Total from investment operations	0.91	(0.55)	1.74	4.47	(15.06)
Distributions to shareholders from:
Net investment income	(0.29)	(0.51)	(0.31)	(0.13)	(0.42)
Return of capital	—	—	—	—	(0.09)
Total distributions	(0.29)	(0.51)	(0.31)	(0.13)	(0.51)
Net asset value at end of period	$16.65	$16.03	$17.09	$15.66	$11.32
Share price at end of period(b)	$16.81	$15.65	$17.03	$15.44	$11.27
NET ASSET VALUE TOTAL RETURN(c)	5.87%	(3.40)%	11.33%	39.69%	(56.89)%
SHARE PRICE TOTAL RETURN(c)	9.50%	(5.35)%	12.51%	38.34%	(57.81)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$18,312	$20,033	$32,480	$59,514	$46,416
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	1.82%	1.89%	1.72%	2.49%	2.67%
Portfolio turnover rate(d)	115%	83%	125%	194%	194%

(a)  Based on average shares outstanding.

(b)  The mean between the last bid and ask prices.

(c)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
See Notes to Financial Statements.

134

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the "Trust") was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As of October 31, 2012, the Trust offered sixty portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares DWA Developed Markets Technical Leaders Portfolio (PIZ)	"DWA Developed Markets Technical Leaders Portfolio"
PowerShares DWA Emerging Markets Technical Leaders Portfolio (PIE)	"DWA Emerging Markets Technical Leaders Portfolio"
PowerShares Emerging Markets Infrastructure Portfolio (PXR)	"Emerging Markets Infrastructure Portfolio"
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)	"FTSE RAFI Asia Pacific ex-Japan Portfolio"
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)	"FTSE RAFI Developed Markets ex-U.S. Portfolio"
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)	"FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio"
PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)	"FTSE RAFI Emerging Markets Portfolio"
PowerShares Global Agriculture Portfolio (PAGG)	"Global Agriculture Portfolio"
PowerShares Global Clean Energy Portfolio (PBD)	"Global Clean Energy Portfolio"
PowerShares Global Coal Portfolio (PKOL)	"Global Coal Portfolio"
PowerShares Global Gold and Precious Metals Portfolio (PSAU)	"Global Gold and Precious Metals Portfolio"
PowerShares Global Nuclear Energy Portfolio (PKN)	"Global Nuclear Energy Portfolio"
PowerShares Global Steel Portfolio (PSTL)	"Global Steel Portfolio"
PowerShares Global Water Portfolio (PIO)	"Global Water Portfolio"
PowerShares Global Wind Energy Portfolio (PWND)	"Global Wind Energy Portfolio"
PowerShares MENA Frontier Countries Portfolio (PMNA)	"MENA Frontier Countries Portfolio"
PowerShares S&P International Developed High Quality Portfolio (IDHQ)	"S&P International Developed High Quality Portfolio"

Each portfolio (each a "Fund" and collectively, the "Funds") represents a separate series of the Trust. The shares of the Funds are referred to herein as "Shares" or "Fund's Shares." Each Fund's Shares are listed and traded on the following portfolios:

Fund	Exchange
DWA Developed Markets Technical Leaders Portfolio	NYSE Arca, Inc.
DWA Emerging Markets Technical Leaders Portfolio	NYSE Arca, Inc.
Emerging Markets Infrastructure Portfolio	NYSE Arca, Inc.
FTSE RAFI Asia Pacific ex-Japan Portfolio	NYSE Arca, Inc.
FTSE RAFI Developed Markets ex-U.S. Portfolio	NYSE Arca, Inc.

135

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

Fund	Exchange
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	NYSE Arca, Inc.
FTSE RAFI Emerging Markets Portfolio	NYSE Arca, Inc.
Global Agriculture Portfolio	NASDAQ Stock Market
Global Clean Energy Portfolio	NYSE Arca, Inc.
Global Coal Portfolio	NASDAQ Stock Market
Global Gold and Precious Metals Portfolio	NASDAQ Stock Market
Global Nuclear Energy Portfolio	NYSE Arca, Inc.
Global Steel Portfolio	NASDAQ Stock Market
Global Water Portfolio	NYSE Arca, Inc.
Global Wind Energy Portfolio	NASDAQ Stock Market
MENA Frontier Countries Portfolio	NASDAQ Stock Market
S&P International Developed High Quality Portfolio	NYSE Arca, Inc.

The market prices of each Fund's Shares may differ to some degree from the Fund's net asset value ("NAV"). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a "Creation Unit." Creation Units are issued and redeemed generally in-kind for securities included in each Fund's relevant index, except for the MENA Frontier Countries Portfolio, which issues and redeems Creation Units principally for cash and partially in-kind for securities included in that Fund's index. Except when aggregated in Creation Units by Authorized Participants, Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an "Underlying Index"):

Fund	Index
DWA Developed Markets Technical Leaders Portfolio	Dorsey Wright® Developed Markets Technical Leaders Index
DWA Emerging Markets Technical Leaders Portfolio	Dorsey Wright® Emerging Markets Technical Leaders Index
Emerging Markets Infrastructure Portfolio	S-Network Emerging Infrastructure Builders IndexSM
FTSE RAFI Asia Pacific ex-Japan Portfolio	FTSE RAFI Developed Asia Pacific ex Japan Index
FTSE RAFI Developed Markets ex-U.S. Portfolio	FTSE RAFI Developed ex U.S. Index
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	FTSE RAFI Developed ex US Mid Small 1500 Index
FTSE RAFI Emerging Markets Portfolio	FTSE RAFI Emerging Markets Index
Global Agriculture Portfolio	NASDAQ OMX Global Agriculture IndexSM
Global Clean Energy Portfolio	WilderHill New Energy Global Innovation Index
Global Coal Portfolio	NASDAQ OMX Global Coal IndexSM
Global Gold and Precious Metals Portfolio	NASDAQ OMX Global Gold and Precious Metals IndexSM
Global Nuclear Energy Portfolio	WNA Nuclear Energy IndexSM
Global Steel Portfolio	NASDAQ OMX Global Steel IndexSM

136

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

Fund	Index
Global Water Portfolio	NASDAQ OMX Global Water IndexSM
Global Wind Energy Portfolio	NASDAQ OMX Clean Edge® Global Wind Energy IndexSM
MENA Frontier Countries Portfolio	NASDAQ OMX Middle East North Africa IndexSM
S&P International Developed High Quality Portfolio	S&P International Developed High Quality Rankings Index

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. Listed options, if no closing price is available, are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices.

Investments in open-end registered investment companies not traded on an exchange are valued at the end-of-day NAV per share.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities' (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange ("NYSE"), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events

137

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize an investing strategy that seeks returns in excess of each Fund's respective Underlying Index. Therefore, a Fund would not necessarily sell or buy a security unless that security is added or removed, respectively from its respective Underlying Index, even if that security generally is under performing.

Sampling Risk. FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio's and FTSE RAFI Emerging Markets Portfolio's use of a representative sampling approach will result in each Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Funds could result in a greater decline in net asset values than would be the case if the Funds held all of the securities in their respective Underlying Index. To the extent the assets in the Funds are smaller, these risks will be greater.

Non-Diversified Fund Risk. Emerging Markets Infrastructure Portfolio, FTSE RAFI Emerging Markets Portfolio, Global Agriculture Portfolio, Global Coal Portfolio, Global Gold and Precious Metals Portfolio, Global Nuclear Energy Portfolio, Global Steel Portfolio, Global Water Portfolio, Global Wind Energy Portfolio and MENA Frontier Countries Portfolio are non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a

138

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

diversified fund. This may increase a Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund's performance.

Concentration Risk. A significant percentage of a Fund's Underlying Index may be comprised of issuers in a single industry or sector of the economy. By focusing in an industry or sector, a Fund faces more risks than if it were broadly diversified over numerous industries and sectors of the economy. At times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund's NAV.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Cash Transaction Risk. Unlike most exchange-traded funds ("ETFs"), MENA Frontier Countries Portfolio currently effects creations and redemptions partially for cash and partially in-kind, rather than primarily for in-kind, because of the nature of the Fund's investments. As such, investments in the Fund's Shares may be less tax efficient than investments in conventional ETFs.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), applicable to regulated investment companies and to distribute substantially all of the Fund's taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These timing differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

139

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

D. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date net of foreign taxes withheld, if any. Interest income is recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-dividend date. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

E. Expenses

Each Fund has agreed to pay an annual unitary management fee to Invesco PowerShares Capital Management LLC (the "Adviser"). The Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

F. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date except with respect to Global Agriculture Portfolio, Global Coal Portfolio, Global Gold and Precious Metals Portfolio, Global Steel Portfolio, Global Wind Energy Portfolio and MENA Frontier Countries Portfolio, for which dividends are declared and paid annually. Each Fund distributes net realized taxable capital gains, if any, generally annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund's financial statements as a tax return of capital at fiscal period-end.

G. Change in Accounting Policy – Equalization

The Funds previously followed the accounting practice known as equalization. Equalization accounting is utilized for book purposes to keep the continuing shareholders' per share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital shares. During the year ended October 31, 2012, all Funds discontinued the practice of equalization accounting for book purposes. The prior period financial statements have been restated to reflect the accounting change.

The change in policy has been accounted for in accordance with ASC 250 "Accounting Changes and Error Corrections." The change was implemented for consistent application of book and tax treatment related to the Funds' distributions. The result of the policy change did not have an impact on the Funds' net assets, net increase/decrease in net assets resulting from operations or per share net asset value. Additionally, the change does not have an impact on the amount or tax character of a Funds' distributions to shareholders or net asset value total return.

For financial reporting purposes, the amounts were reported in the Statements of Changes in Net Assets as "Undistributed net investment income (loss) included in the price of units issued and redeemed" as a component of the "Net Increase (Decrease) in net assets resulting from operations" with and offsetting amount included in "Net income (loss) equalization" included in the subtotal "Net Increase (Decrease) in

140

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

net assets resulting from share transactions." The amount of equalization charges or credits previously reported and the amount in the current period had the change not been made were as follows:

	Statements of Changes in Net Assets
	Net income (loss) equalization*
	For the year ended October 31, 2012	For the year ended October 31, 2011
DWA Developed Markets Technical Leaders Portfolio	$82,073	$449,749
DWA Emerging Markets Technical Leaders Portfolio	222,877	(1,290,545)
Emerging Markets Infrastructure Portfolio	177,408	285,436
FTSE RAFI Asia Pacific ex-Japan Portfolio	(38,581)	404,831
FTSE RAFI Developed Markets ex-U.S. Portfolio	(229,333)	(587,916)
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	(89,597)	315,863
FTSE RAFI Emerging Markets Portfolio	794,298	(58,256)
Global Agriculture Portfolio	102,688	(258,020)
Global Clean Energy Portfolio	134,128	98,858
Global Coal Portfolio	(5,325)	45,332
Global Gold and Precious Metals Portfolio	(104,274)	(112,557)
Global Nuclear Energy Portfolio	72,647	(449,887)
Global Steel Portfolio	5,503	9,578
Global Water Portfolio	211,318	138,800
Global Wind Energy Portfolio	(1,526)	(1,245)
MENA Frontier Countries Portfolio	59,126	61,778
S&P International Developed High Quality Portfolio	29,674	209

* An equal offsetting amount was made to the operations section of the Statement of Changes in Net Assets.

The per share impact of the net equalization charges and credits disclosed in previous financial statements and the amount in the current period had the change not been made were as follows:

	Financial Highlights
	Year Ended October 31,
	2012	2011	2010	2009	2008
DWA Developed Markets Technical Leaders Portfolio	$(0.03)	$(0.08)	$0.09	$0.01	$0.11
DWA Emerging Markets Technical Leaders Portfolio	(0.02)	0.08	(0.47)	(0.05)	(0.11)
Emerging Markets Infrastructure Portfolio	(0.06)	(0.08)	0.02	0.42	—
FTSE RAFI Asia Pacific ex-Japan Portfolio	0.03	(0.34)	(0.02)	0.22	0.17
FTSE RAFI Developed Markets ex-U.S. Portfolio	0.03	0.09	0.11	0.39	0.27
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	0.03	(0.10)	(0.16)	0.05	0.11
FTSE RAFI Emerging Markets Portfolio	(0.04)	0.00	0.06	(0.01)	(0.06)
Global Agriculture Portfolio	(0.03)	0.07	0.09	0.21	—
Global Clean Energy Portfolio	(0.01)	(0.00)	(0.00)	0.01	0.02
Global Coal Portfolio	0.01	(0.05)	0.03	(0.16)	—
Global Gold and Precious Metals Portfolio	0.10	0.09	0.15	0.66	—
Global Nuclear Energy Portfolio	(0.08)	0.31	(0.01)	0.01	0.01
Global Steel Portfolio	(0.03)	(0.03)	0.02	0.08	—

141

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

	Financial Highlights
	Year Ended October 31,
	2012	2011	2010	2009	2008
Global Water Portfolio	$(0.02)	$(0.01)	$0.00	$0.02	$0.01
Global Wind Energy Portfolio	0.00	0.01	0.00	(0.01)	(0.02)
MENA Frontier Countries Portfolio	(0.04)	(0.03)	0.07	0.10	(0.03)
S&P International Developed High Quality Portfolio	(0.03)	(0.00)	(0.06)	(0.00)	0.10

H. Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars using the applicable exchange rates as of the close of London world markets. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments in securities. Certain foreign exchange gains and losses included in realized and unrealized gains or losses are included in or are a reduction of ordinary income in accordance with U.S. federal income tax regulations.

I. Securities Lending

Each of DWA Developed Markets Technical Leaders Portfolio, Emerging Markets Infrastructure Portfolio, FTSE RAFI Developed Markets ex-U.S. Portfolio, FTSE RAFI Emerging Markets Portfolio, Global Clean Energy Portfolio, Global Water Portfolio and Global Wind Energy Portfolio may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by cash collateral equal to no less than 102% of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedule of Investments. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to a Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. A Fund could experience delays and costs in gaining access to the collateral. A Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan is shown on the Statements of Assets and Liabilities, if any.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services. As compensation for its services, each Fund has agreed to pay the Adviser an annual unitary management fee. The Adviser has agreed to pay substantially all expenses of the Funds, including the costs of transfer

142

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

	% of Average Daily Net Assets
DWA Developed Markets Technical Leaders Portfolio	0.80%
DWA Emerging Markets Technical Leaders Portfolio	0.90%
Emerging Markets Infrastructure Portfolio	0.75%
FTSE RAFI Asia Pacific ex-Japan Portfolio	0.80	%**
FTSE RAFI Developed Markets ex-U.S. Portfolio	0.75	%***
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	0.75	%**
FTSE RAFI Emerging Markets Portfolio	0.85	%**
Global Agriculture Portfolio	0.75%
Global Clean Energy Portfolio	0.75%
Global Coal Portfolio	0.75%
Global Gold and Precious Metals Portfolio	0.75%
Global Nuclear Energy Portfolio	0.75%
Global Steel Portfolio	0.75%
Global Water Portfolio	0.75%
Global Wind Energy Portfolio	0.75%
MENA Frontier Countries Portfolio	0.70	%*
S&P International Developed High Quality Portfolio	0.75	%***

*  Effective April 20, 2012, the Adviser reduced the Fund's unitary management fee to 0.70%. Prior to April 20, 2012, the Fund's unitary management fee was 0.95% and the Adviser had agreed to waive 0.25% of the unitary management fee.

**  Effective November 21, 2012, the Adviser has agreed voluntarily to waive permanently a portion of the Fund's unitary management fee. After giving effect to such waiver, the net unitary management fee for the Fund will be 0.49%.

*** Effective November 21, 2012, the Adviser has agreed voluntarily to waive permanently a portion of the Fund's unitary management fee. After giving effect to such waiver, the net unitary management fee for the Fund will be 0.45%.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the "Distributor"), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into licensing agreements for each Fund with the following entities (each a "Licensor"):

Fund	Licensor
DWA Developed Markets Technical Leaders Portfolio	Dorsey Wright & Associates, Inc.
DWA Emerging Markets Technical Leaders Portfolio	Dorsey Wright & Associates, Inc.
Emerging Markets Infrastructure Portfolio	S-Network Global Indexes LLC
FTSE RAFI Asia Pacific ex-Japan Portfolio	FTSE International Ltd.
FTSE RAFI Developed Markets ex-U.S. Portfolio	FTSE International Ltd.
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	FTSE International Ltd.
FTSE RAFI Emerging Markets Portfolio	FTSE International Ltd.

143

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

Fund	Licensor
Global Agriculture Portfolio	The NASDAQ OMX Group, Inc.
Global Clean Energy Portfolio	WilderHill New Energy Finance, LLC
Global Coal Portfolio	The NASDAQ OMX Group, Inc.
Global Gold and Precious Metals Portfolio	The NASDAQ OMX Group, Inc.
Global Nuclear Energy Portfolio	WNA Global Indexes, LLC
Global Steel Portfolio	The NASDAQ OMX Group, Inc.
Global Water Portfolio	The NASDAQ OMX Group, Inc.
Global Wind Energy Portfolio	The NASDAQ OMX Group, Inc.
MENA Frontier Countries Portfolio	The NASDAQ OMX Group, Inc.
S&P International Developed High Quality Portfolio	S&P Financial Services LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use with the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust's sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in any of these Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accounting and transfer agent for each Fund.

Note 4. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

144

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

Except for the Funds listed below, as of October 31, 2012, the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the fiscal year ended October 31, 2012, the following Funds had certain securities transferred from Level 2 to Level 1 due to foreign fair value adjustments. The following amounts, based on end of period market values as of October 31, 2012, were transferred from Level 2 to Level 1:

DWA Emerging Markets Technical Leaders Portfolio	$24,602,684
Emerging Markets Infrastructure Portfolio	67,011,298
FTSE RAFI Asia Pacific ex-Japan Portfolio	54,695,911
FTSE RAFI Emerging Markets Portfolio	225,997,566
Global Coal Portfolio	5,398,993
Global Steel Portfolio	1,245,644
MENA Frontier Countries Portfolio	11,540,419

	Investments in Securities
	Level 1	Level 2	Level 3	Total
DWA Developed Markets Technical Leaders Portfolio
Equity Securities	$65,711,896	$5,622	$—	$65,717,518
FTSE RAFI Asia Pacific ex-Japan Portfolio
Equity Securities	56,730,697	16,006	0	56,746,703
Money Market Fund	18,985	—	—	18,985
Total	56,749,682	16,006	0	56,765,688
FTSE RAFI Developed Markets ex-U.S. Portfolio
Equity Securities	283,646,427	2,630	0	283,649,057
Rights	—	10,053	—	10,053
Money Market Fund	2,653,604	—	—	2,653,604
Total	286,300,031	12,683	0	286,312,714
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio
Equity Securities	59,776,929	46,271	0	59,823,200
Rights	—	0	0	0
Warrants	—	—	0	0
Total	59,776,929	46,271	0	59,823,200
Global Clean Energy Portfolio
Equity Securities	56,258,827	—	173,330	56,432,157
Money Market Fund	9,359,883	—	—	9,359,883
Total	65,618,710	—	173,330	65,792,040

145

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

	Investment in Securities
	Level 1	Level 2	Level 3	Total
Global Gold and Precious Metals Portfolio
Equity Securities	$38,330,641	$118,119	$542	$38,449,302
Money Market Fund	55,022	—	—	55,022
Total	38,385,663	118,119	542	38,504,324
S&P International Developed High Quality Portfolio
Equity Securities	18,303,542	—	0	18,303,542

Note 5. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2012 and 2011:

	2012			2011
	Ordinary Income	Long-term Capital Gains	Return of Capital	Ordinary Income	Long-term Capital Gains	Return of Capital
DWA Developed Markets Technical Leaders Portfolio	$1,517,087	$—	$—	$1,762,374	$—	$—
DWA Emerging Markets Technical Leaders Portfolio	1,945,602	—	—	1,674,256	—	—
Emerging Markets Infrastructure Portfolio	2,194,191	—	—	2,702,468	—	—
FTSE RAFI Asia-Pacific ex-Japan Portfolio	1,713,355	—	—	1,506,571	—	—
FTSE RAFI Developed Markets ex-U.S. Portfolio	7,710,619	—	—	7,035,952	—	—
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	1,318,966	—	—	1,903,398	—	—
FTSE RAFI Emerging Markets Portfolio	10,302,942	—	—	10,577,162	—	—
Global Agriculture Portfolio	1,478,198	—	—	672,069	—	—
Global Clean Energy Portfolio	1,844,654	—	—	1,136,301	—	—
Global Coal Portfolio	306,380	—	—	273,217	134,632	—
Global Gold and Precious Metals Portfolio	699,608	—	—	1,257,369	858,891	—
Global Nuclear Energy Portfolio	242,310	—	—	1,188,810	—	—
Global Steel Portfolio	80,170	—	—	102,912	—	—
Global Water Portfolio	4,505,763	—	—	5,086,328	—	—
Global Wind Energy Portfolio	117,260	—	—	46,224	—	—
MENA Frontier Countries Portfolio	834,865	—	10,005	754,600	—	—
S&P International Developed High Quality Portfolio	318,283	—	—	961,737	—	—

146

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
DWA Developed Markets Technical Leaders Portfolio	$373,349	$—	$5,291,460	$(42,756,722)	$102,827,181	$65,735,268
DWA Emerging Markets Technical Leaders Portfolio	185,812	—	10,906,657	(38,796,525)	212,546,208	184,842,152
Emerging Markets Infrastructure Portfolio	233,959	—	(8,580,295)	(20,693,018)	123,390,312	94,350,958
FTSE RAFI Asia-Pacific ex-Japan Portfolio	670,985	—	3,063,704	(5,534,601)	58,542,956	56,743,044
FTSE RAFI Developed Markets ex-U.S. Portfolio	1,588,530	—	(39,101,026)	(19,238,382)	340,465,862	283,714,984
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	695,693	—	(5,135,822)	(4,395,076)	68,715,587	59,880,382
FTSE RAFI Emerging Markets Portfolio	1,205,773	—	(36,476,475)	(23,775,953)	434,208,095	375,161,440
Global Agriculture Portfolio	145,877	—	(1,402,148)	(4,826,283)	114,914,517	108,831,963
Global Clean Energy Portfolio	171,009	—	(23,292,077)	(204,080,643)	283,658,112	56,456,401
Global Coal Portfolio	59,853	—	(6,059,185)	(4,210,182)	20,135,944	9,926,430
Global Gold and Precious Metals Portfolio	—	—	(915,684)	(1,828,492)	41,206,116	38,461,940
Global Nuclear Energy Portfolio	30,019	—	(5,794,851)	(15,134,440)	31,931,720	11,032,448
Global Steel Portfolio	8,276	—	(1,340,783)	(1,192,487)	4,489,223	1,964,229
Global Water Portfolio	333,046	—	(9,787,079)	(147,251,745)	363,417,412	206,711,634
Global Wind Energy Portfolio	26,988	—	(6,526,685)	(24,081,573)	39,622,498	9,041,228
MENA Frontier Countries Portfolio	—	—	(1,142,389)	(20,474,910)	37,973,801	16,356,502
S&P International Developed High Quality Portfolio	69,938	—	174,200	(48,562,092)	66,629,792	18,311,838

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. The Regulated Investment Company Modernization Act of 2010 (the "Act") eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under Internal Revenue Code rules and related regulations based on the results of future transactions.

147

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

The following Funds have capital loss carryforward amounts as of October 31, 2012, which expire on October 31 of each year listed below:

						Post-effective no expiration
	2015	2016	2017	2018	2019	Short-Term	Long-Term	Total*
DWA Developed Markets Technical Leaders Portfolio	$—	$17,174,329	$6,761,697	$1,071,796	$11,083,378	$5,969,423	$696,099	$42,756,722
DWA Emerging Markets Technical Leaders Portfolio**	—	14,117,355	5,190,203	602,137	18,886,830	—	—	38,796,525
Emerging Markets Infrastructure Portfolio	—	—	—	5,545	7,449,409	3,771,208	9,466,856	20,693,018
FTSE RAFI Asia-Pacific ex-Japan Portfolio	—	317,335	4,187,699	923,451	—	106,116	—	5,534,601
FTSE RAFI Developed Markets ex-U.S. Portfolio	54,729	2,040,934	8,801,477	5,210,563	1,248,239	348,837	1,533,603	19,238,382
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	—	192,155	2,633,165	695,775	—	246,162	627,819	4,395,076
FTSE RAFI Emerging Markets Portfolio	—	5,378,903	11,700,199	450,476	—	385,097	5,861,278	23,775,953
Global Agriculture Portfolio	—	—	—	—	365,885	1,130,935	3,329,463	4,826,283
Global Clean Energy Portfolio	155,633	34,356,421	65,130,758	22,796,787	31,202,293	12,906,470	37,532,281	204,080,643
Global Coal Portfolio	—	—	—	—	2,242,618	412,158	1,555,406	4,210,182
Global Gold and Precious Metals Portfolio	—	—	—	—	374,482	228,351	1,225,659	1,828,492
Global Nuclear Energy Portfolio	—	519,741	7,430,576	3,007,820	921,002	78,262	3,177,039	15,134,440
Global Steel Portfolio	—	156,658	58,943	290,126	179,610	36,341	470,809	1,192,487
Global Water Portfolio	589,102	64,839,461	41,990,185	1,909,380	4,235,497	11,964,959	21,723,161	147,251,745
Global Wind Energy Portfolio	—	1,187,533	3,588,287	8,606,198	5,244,883	1,143,409	4,311,263	24,081,573
MENA Frontier Countries Portfolio	—	2,297,569	9,819,468	3,704,750	694,785	673,020	3,285,318	20,474,910
S&P International Developed High Quality Portfolio	47,847	23,676,544	19,713,557	980,146	2,056,117	1,961,337	126,544	48,562,092

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Service.

** During the fiscal year ended October 31, 2012, the DWA Emerging Markets Technical Leaders Portfolio utilized capital loss carryforwards of $1,312,390 to offset realized gains.

Note 6. Investment Transactions

For the fiscal year ended October 31, 2012, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
DWA Developed Markets Technical Leaders Portfolio	$77,549,338	$77,827,291
DWA Emerging Markets Technical Leaders Portfolio	319,480,106	315,173,632
Emerging Markets Infrastructure Portfolio	22,165,987	32,466,540
FTSE RAFI Asia Pacific ex-Japan Portfolio	8,027,616	11,561,042
FTSE RAFI Developed Markets ex-U.S. Portfolio	47,106,759	44,326,490
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	16,920,836	17,534,335
FTSE RAFI Emerging Markets Portfolio	126,538,083	152,601,712
Global Agriculture Portfolio	33,073,711	35,058,308
Global Clean Energy Portfolio	43,403,196	47,962,600
Global Coal Portfolio	6,701,711	6,984,316
Global Gold and Precious Metals Portfolio	7,964,735	8,646,954
Global Nuclear Energy Portfolio	4,097,224	4,331,937

148

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

	Purchases	Sales
Global Steel Portfolio	$1,023,661	$1,486,999
Global Water Portfolio	241,869,413	242,804,755
Global Wind Energy Portfolio	9,633,646	9,641,284
MENA Frontier Countries Portfolio	18,364,986	21,936,955
S&P International Developed High Quality Portfolio	20,310,783	20,395,110

For the fiscal year ended October 31, 2012, in-kind transactions associated with creations and redemptions were as follows:

	Securities Received	Securities Delivered
DWA Developed Markets Technical Leaders Portfolio	$38,007,098	$36,483,286
DWA Emerging Markets Technical Leaders Portfolio	42,887,714	42,763,210
Emerging Markets Infrastructure Portfolio	—	22,955,812
FTSE RAFI Asia Pacific ex-Japan Portfolio	—	6,156,322
FTSE RAFI Developed Markets ex-U.S. Portfolio	74,128,563	28,642,134
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	—	3,852,268
FTSE RAFI Emerging Markets Portfolio	87,151,026	119,878,196
Global Agriculture Portfolio	11,367,200	23,273,420
Global Clean Energy Portfolio	—	39,747,728
Global Coal Portfolio	2,629,174	6,005,789
Global Gold and Precious Metals Portfolio	5,534,711	14,662,745
Global Nuclear Energy Portfolio	—	4,592,437
Global Steel Portfolio	—	1,041,759
Global Water Portfolio	29,618,859	94,746,804
Global Wind Energy Portfolio	—	3,942,835
MENA Frontier Countries Portfolio	—	—
S&P International Developed High Quality Portfolio	12,668,634	14,998,790

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At October 31, 2012, the aggregate cost and the net unrealized appreciation (depreciation) of investment for tax purposes were as follows:

	Cost	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
DWA Developed Markets Technical Leaders Portfolio	$60,419,037	$5,298,481	$5,792,793	$(494,312)
DWA Emerging Markets Technical Leaders Portfolio	173,891,417	10,908,865	14,222,345	(3,313,480)
Emerging Markets Infrastructure Portfolio	104,139,174	(8,579,091)	10,041,108	(18,620,199)
FTSE RAFI Asia-Pacific ex-Japan Portfolio	53,702,010	3,063,678	7,459,042	(4,395,364)

149

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

	Cost	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
FTSE RAFI Developed Markets ex-U.S. Portfolio	$325,394,125	$(39,081,411)	$17,178,117	$(56,259,528)
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	64,954,373	(5,131,173)	6,144,558	(11,275,731)
FTSE RAFI Emerging Markets Portfolio	417,253,201	(36,476,953)	27,726,563	(64,203,516)
Global Agriculture Portfolio	110,203,316	(1,401,680)	9,819,290	(11,220,970)
Global Clean Energy Portfolio	89,079,533	(23,287,493)	5,029,004	(28,316,497)
Global Coal Portfolio	15,957,601	(6,058,895)	299,654	(6,358,549)
Global Gold and Precious Metals Portfolio	39,419,995	(915,671)	3,613,613	(4,529,284)
Global Nuclear Energy Portfolio	16,821,548	(5,792,582)	579,816	(6,372,398)
Global Steel Portfolio	3,303,619	(1,340,941)	37,344	(1,378,285)
Global Water Portfolio	216,849,830	(9,781,735)	20,245,040	(30,026,775)
Global Wind Energy Portfolio	16,771,936	(6,526,647)	196,222	(6,722,869)
MENA Frontier Countries Portfolio	17,506,742	(1,142,391)	985,055	(2,127,446)
S&P International Developed High Quality Portfolio	18,124,883	178,659	1,274,064	(1,095,405)

Note 7. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and Passive Foreign Investment Company investments, on October 31, 2012, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2012, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
DWA Developed Markets Technical Leaders Portfolio	$(72,569)	$(1,698,201)	$1,770,770
DWA Emerging Markets Technical Leaders Portfolio	(414,016)	(2,510,182)	2,924,198
Emerging Markets Infrastructure Portfolio	(86,898)	2,119,690	(2,032,792)
FTSE RAFI Asia-Pacific ex-Japan Portfolio	101,700	(422,498)	320,798
FTSE RAFI Developed Markets ex-U.S. Portfolio	76,530	244,614	(321,144)
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	45,009	201,847	(246,856)
FTSE RAFI Emerging Markets Portfolio	(406,399)	(9,887,149)	10,293,548
Global Agriculture Portfolio	(84,434)	(2,059,677)	2,144,111
Global Clean Energy Portfolio	(55,963)	1,845,415	(1,789,452)
Global Coal Portfolio	10,798	450,515	(461,313)
Global Gold and Precious Metals Portfolio	445,042	(2,711,615)	2,266,573
Global Nuclear Energy Portfolio	(3,729)	268,386	(264,657)

150

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Global Steel Portfolio	$(6,025)	$356,430	$(350,405)
Global Water Portfolio	(632,474)	(3,634,990)	4,267,464
Global Wind Energy Portfolio	(27,467)	1,103,075	(1,075,608)
MENA Frontier Countries Portfolio	(56,653)	56,653	—
S&P International Developed High Quality Portfolio	(21,049)	(1,801,835)	1,822,884

Note 8. Trustees' Fees

The Funds compensate each Trustee who is not an "interested person" as defined in the 1940 Act (an "Independent Trustee"). The Adviser, as a result of the unitary management fee, pays for such compensation. Each Trustee who is an "interested person" (the "Non-Independent Trustee") of the Trust does not receive any Trustees' fees.

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a "Participating Trustee") may defer receipt of all or a portion of his compensation ("Deferral Fees"). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected.

Note 9. Capital

Shares are created and redeemed by the Trust only in Creation Units of 50,000 Shares (100,000 Shares of DWA Developed Markets Technical Leaders Portfolio, FTSE RAFI Developed Markets ex-U.S. Portfolio and FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio and 75,000 Shares for Global Clean Energy Portfolio and MENA Frontier Countries Portfolio). Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Except for MENA Frontier Countries Portfolio, such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. Cash may be substituted equivalent to the value of certain securities, generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. Transactions in a Fund's Shares are disclosed in detail on the Statements of Changes in Net Assets.

MENA Frontier Countries Portfolio (the "Fund") currently effects creations and redemptions partially for cash and partially in-kind, rather than primarily for in-kind redemptions, because of the nature of the Fund's investments. The Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. The Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption entirely in-kind, which may decrease the tax efficiency of the Fund compared to ETFs that utilize an entirely in-kind redemption process. The Fund charges fixed and variable transaction fees for creations and redemptions which are treated as increases in capital.

151

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

Note 10. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

Note 11. Subsequent Event

At a meeting held on December 18, 2012, the Board of Trustees of the Trust approved the liquidation of PowerShares Global Coal Portfolio, PowerShares Global Nuclear Energy Portfolio, PowerShares Global Steel Portfolio and PowerShares Global Wind Energy Portfolio, which is expected to commence on February 26, 2013. Investors, who have elected not to sell their shares before February 26, 2013, will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, on or about March 7, 2013.

152

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Nuclear Energy Portfolio, PowerShares Global Steel Portfolio, PowerShares Global Water Portfolio, PowerShares Global Wind Energy Portfolio, PowerShares MENA Frontier Countries Portfolio and PowerShares S&P International Developed High Quality Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust II, hereafter referred to as the "Funds") at October 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 2G of the Notes to Financial Statements, the Funds changed their accounting policy to discontinue the use of equalization accounting for book purposes.

As disclosed in Note 11 of the Notes to Financial Statements, the PowerShares Global Coal Portfolio, PowerShares Global Nuclear Energy Portfolio, PowerShares Global Steel Portfolio and PowerShares Global Wind Energy Portfolio will liquidate after the close of business on February 26, 2013.

/s/ PricewaterhouseCoopers LLP
Chicago, IL
December 21, 2012

153

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2012:

Federal Income Tax Information

	Qualified Dividend Income*	Dividends Received Deduction*
DWA Developed Markets Technical Leaders Portfolio	100%	0%
DWA Emerging Markets Technical Leaders Portfolio	100%	0%
Emerging Markets Infrastructure Portfolio	89%	6%
FTSE RAFI Asia-Pacific ex-Japan Portfolio	100%	0%
FTSE RAFI Developed Markets ex-U.S. Portfolio	100%	0%
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	100%	0%
FTSE RAFI Emerging Markets Portfolio	100%	0%
Global Agriculture Portfolio	100%	26%
Global Clean Energy Portfolio	54%	0%
Global Coal Portfolio	100%	10%
Global Gold and Precious Metals Portfolio	100%	10%
Global Nuclear Energy Portfolio	100%	60%
Global Steel Portfolio	100%	12%
Global Water Portfolio	100%	18%
Global Wind Energy Portfolio	100%	12%
MENA Frontier Countries Portfolio	81%	0%
S&P International Developed High Quality Portfolio	100%	0%

* The above percentages are based on ordinary income dividends paid to shareholders during the fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Gross Foreign Income	Foreign Taxes Paid
DWA Developed Markets Technical Leaders Portfolio	$—	$—
DWA Emerging Markets Technical Leaders Portfolio	3,820,187	324,184
Emerging Markets Infrastructure Portfolio	2,546,678	295,236
FTSE RAFI Asia-Pacific ex-Japan Portfolio	2,075,511	55,077
FTSE RAFI Developed Markets ex-U.S. Portfolio	8,302,316	686,653
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	1,681,016	127,288
FTSE RAFI Emerging Markets Portfolio	13,371,148	1,413,764
Global Agriculture Portfolio	—	—
Global Clean Energy Portfolio	—	—

154

Tax Information (Continued)

Federal Income Tax Information (Continued)

	Gross Foreign Income	Foreign Taxes Paid
Global Coal Portfolio	$312,684	$33,035
Global Gold and Precious Metals Portfolio	499,983	36,864
Global Nuclear Energy Portfolio	—	—
Global Steel Portfolio	77,126	7,439
Global Water Portfolio	—	—
Global Wind Energy Portfolio	—	—
MENA Frontier Countries Portfolio	—	—
S&P International Developed High Quality Portfolio	490,458	39,903

155

Trustees and Officers

The Independent Trustees, the Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by a Trustee are shown below.

The Trustees and officers information is current as of October 31, 2012.

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge (54) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	122	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's 60 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

156

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Todd J. Barre (54) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	122	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's 60 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

157

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole (52) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chief Financial Officer, Hope Network (social services) (2008-2012); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004).	122	None
Philip M. Nussbaum (50) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	122	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's 60 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

158

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Donald H. Wilson (52) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	122	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's 60 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

159

Trustees and Officers (Continued)

The Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustees and the other directorships, if any, held by the Trustees are shown below.

Name, Address and Age of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustees	Other Directorships Held by Non-Independent Trustees During the Past 5 Years
H. Bruce Bond (49) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2006	Chairman, Invesco PowerShares Capital Management LLC (2009-Present); formerly, Managing Director, Invesco PowerShares Capital Management LLC (2002-2009); Manager, Nuveen Investments (1998-2002).	122	None

  *  This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's 60 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

160

Trustees and Officers (Continued)

Name, Address and Age of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustees	Other Directorships Held by Non-Independent Trustees During the Past 5 Years
Kevin M. Carome (56) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E. Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director and General Counsel, Invesco Ltd. (2006-Present); formerly, Senior Vice President and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	122	None

  *  This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's 60 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

161

Trustees and Officers (Continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (38) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046	President	Since 2009

Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company's North American Institutional and Retirement divisions (2002-2007).

Benjamin Fulton (51) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009

Executive Vice President – Global Product Development, Invesco PowerShares Capital Management LLC (2005-Present); formerly, principal of Clermont Consulting, a consulting firm focused on the creation and development of retail investment products (2003-2005); President and a founding partner of Claymore Securities, a financial services firm in the Chicagoland area (2001-2003); Managing Director of Structured Investments at Nuveen Investments (1998-2001).

Peter Hubbard (31) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009

Vice President and Director of Portfolio Management – Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren (55) Invesco Canada Ltd. 5140 Yonge Street Suite 900 Toronto, Ontario M2N 6X7	Vice President	Since 2009

Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

162

Trustees and Officers (Continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Christopher Joe (42) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	U.S. Compliance Director, Invesco, Ltd.; Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser); formerly, Assistant Fund Accounting Manager, Invesco, Ltd.
Sheri Morris (48) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Treasurer	Since 2012

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; formerly, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia (38) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Secretary	Since 2011

Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

163

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PROXY VOTING POLICIES AND PROCEDURES

A description of the Trust's proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission's ("Commission") website at www.sec.gov.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust's Form N-PX on the Commission's website at www.sec.gov.

QUARTERLY PORTFOLIOS

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available on the Commission's website at www.sec.gov. The Trust's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.invescopowershares.com

© 2011 Invesco PowerShares Capital Management LLC  P-PS-AR-8

2012 Annual Report to Shareholders

October 31, 2012

PowerShares 1-30 Laddered Treasury Portfolio (PLW)

PowerShares Build America Bond Portfolio (BAB)

PowerShares CEF Income Composite Portfolio (PCEF)

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)

PowerShares Convertible Securities Portfolio (CVRT)

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)

PowerShares Insured California Municipal Bond Portfolio (PWZ)

PowerShares Insured National Municipal Bond Portfolio (PZA)

PowerShares Insured New York Municipal Bond Portfolio (PZT)

PowerShares International Corporate Bond Portfolio (PICB)

PowerShares Preferred Portfolio (PGX)

PowerShares VRDO Tax-Free Weekly Portfolio (PVI)

The Market Environment	2
Manager's Analysis	4
Frequency Distribution of Discounts & Premiums	54
Fees and Expenses	56
Fixed Income Portfolios
Schedules of Investments
PowerShares 1-30 Laddered Treasury Portfolio (PLW)	59
PowerShares Build America Bond Portfolio (BAB)	60
PowerShares CEF Income Composite Portfolio (PCEF)	69
PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)	71
PowerShares Convertible Securities Portfolio (CVRT)	74
PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)	78
PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)	81
PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)	88
PowerShares Insured California Municipal Bond Portfolio (PWZ)	95
PowerShares Insured National Municipal Bond Portfolio (PZA)	98
PowerShares Insured New York Municipal Bond Portfolio (PZT)	106
PowerShares International Corporate Bond Portfolio (PICB)	109
PowerShares Preferred Portfolio (PGX)	117
PowerShares VRDO Tax-Free Weekly Portfolio (PVI)	120
Statements of Assets and Liabilities	124
Statements of Operations	126
Statements of Changes in Net Assets	128
Financial Highlights	133
Notes to Financial Statements	140
Report of Independent Registered Public Accounting Firm	158
Tax Information	159
Trustees and Officers	160

The Market Environment

Fixed Income:

As negative headlines faded during the fall of 2011, U.S. financial markets rebounded throughout the winter and into the spring of 2012. In the U.S. bond market, this rally came in the form of increased demand for risk assets and investor rotation into the non-government bond sectors in search of yield. In March, markets paused, and while corporate earnings still offered support for fundamental valuations and credit quality, investor confidence began to wane in the absence of new growth drivers and the continued overhang of the Eurozone crisis. By May, the U.S. stock market had fallen into decline, Treasury yields were pushed to historic lows, and credit spreads had widened in response to the heightened market volatility on fears of an unraveling of the euro and renewed signs of a slumping global economy. Despite the unsettled market environment, total returns for the U.S. fixed income markets were positive through the first half of the fiscal year, buoyed by falling interest rates, low default expectations, and sustained investor demand for yield.

As the second half of the fiscal year began, Treasury yields remained low and range bound due to persistent global economic uncertainties, but renewed risk appetites within the bond market began to be rewarded. Favorable corporate fundamentals and highly supportive supply/demand dynamics combined to drive corporate bonds to outperform government bonds as credit spreads narrowed to the tightest levels seen in the past year. In September, the U.S. Federal Reserve ("the Fed") announced a third round of quantitative easing ("QE3") to spur economic activity, helping extend the spread sector bond rally into the Agency MBS market. By the end of the fiscal year, U.S. fixed income markets had finished on a positive note, with Treasury yields lower, credit spreads narrower, and positive 6- and 12-month returns across nearly all government and non-government sectors.

Domestic Equity:

The fiscal year began with improving economic data in the U.S. and a rally in equities that continued almost uninterrupted into the spring of 2012. However, the ongoing Eurozone sovereign debt crisis intensified in April and May, dominating headlines and creating significant volatility in equity markets across the globe.

This negative news from overseas precipitated a slowdown in the U.S., where economic data began to decelerate as manufacturing, employment, consumer spending and consumer confidence weakened over the summer. While corporate earnings remained solid, financial markets were influenced by macroeconomic developments for much of the reporting period. As the fiscal year drew to a close, fears about the fate of the Eurozone began to subside after the European Central Bank ("ECB") announced new measures to support Eurozone economies through potentially unlimited purchases of sovereign debt, among other measures. At the same time, continued risk aversion among investors and corporations, along with tepid employment growth, prompted the Fed to initiate a third round of QE3 by promising to remain accommodative until the labor market outlook improved materially. The Fed's action initially bolstered equity markets, but the potential impact on employment and economic conditions remained uncertain. At the close of the reporting period, market volatility increased as many investors remained concerned about the uncertainty surrounding the outcome of the presidential election and the so-called "fiscal cliff" – a variety of tax increases and spending cuts scheduled to take effect in January 2013, unless an agreement is reached between the White House and Congress.

Despite volatility for much of the reporting period, major equity market indexes delivered double-digit gains, and all ten sectors of the S&P 500® Index had positive returns.

2

The Market Environment (Continued)

International Equity:

During the reporting period ended October 31, 2012, global equity markets remained volatile. At the beginning of the reporting period, macro events – ranging from continuing political instability in the Middle East, lingering economic effects of the March 2011 earthquake and tsunami in Japan, the ongoing Eurozone sovereign debt crisis, effects of Standard & Poor's first-ever downgrade of U.S. debt in August 2011, a slowing Chinese property market and generally higher inflation across the developing world – weighed on global economic growth and equity markets. While the markets rebounded modestly in December 2011, macroeconomic concerns continued, stemming largely from the unstable economic conditions of Greece and Spain.

Toward the end of the reporting period, global central banks announced a series of stimulative policies. ECB announced new measures to support Eurozone economies through potentially unlimited purchases of sovereign debt, with ECB President Mario Draghi pledging to "do whatever it takes" to save the euro (although key details of the plan remain unresolved). The Fed announced a third round of QE3 by promising to remain accommodative until the U.S. labor market outlook improved materially. Also, the Bank of Japan took steps to increase its asset purchase program. These easing measures were well-received by investors and helped drive international equity markets higher in the final months of the reporting period, despite signs of a continued slowdown in global economic growth.

3

Manager's Analysis

PowerShares 1-30 Laddered Treasury Portfolio (ticker: PLW)

As an index fund, the PowerShares 1-30 Laddered Treasury Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Ryan/Mergent 1-30 Year Treasury Laddered Index (the "Index"). The Fund generally will invest at least 80% of its total assets in U.S. Treasury securities that comprise the Index. The Index measures potential returns of a theoretical portfolio of U.S. Treasury securities with a yield curve based upon 30 distinct annual maturities. The Index seeks to maintain a continuous maturity laddered portfolio of securities, meaning that securities holdings are scheduled to mature in a proportional, annual sequential pattern. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 6.94%, and on a net asset value ("NAV") basis, the Fund returned 7.56%. During the same reporting period, the Index returned 6.96%, while the Barclays U.S. Treasury Index returned 3.66%.

U.S. Treasuries reached new all-time low yields over the reporting period. In addition to benefiting from flight-to-quality buying, U.S. Treasuries rallied based on efforts by the Federal Reserve to keep interest rates low (via quantitative easing) over the reporting period. As a result, the Fund hit all-time high valuations in the past year.

Duration Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Maturing in 0-5 Years	19.2
Maturing in 6-10 Years	19.6
Maturing in 11-15 Years	13.2
Maturing in 16-20 Years	16.7
Maturing in 21-25 Years	17.0
Maturing in 26-30 Years	13.6
Other assets less liabilities	0.7

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
United States Treasury Bonds, 4.500, 02/15/36	10.2
United States Treasury Bonds, 5.375, 02/15/31	10.1
United States Treasury Bonds, 3.125, 02/15/42	3.4
United States Treasury Bonds, 3.500, 02/15/39	3.4
United States Treasury Bonds, 4.625, 02/15/40	3.4
United States Treasury Bonds, 4.375, 02/15/38	3.4
United States Treasury Bonds, 4.750, 02/15/37	3.4
United States Treasury Bonds, 4.750, 02/15/41	3.4
United States Treasury Notes, 2.000, 02/15/22	3.4
United States Treasury Bonds, 5.250, 02/15/29	3.4
Total	47.5

4

Manager's Analysis (Continued)

PowerShares 1-30 Laddered Treasury Portfolio (ticker: PLW)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)				As of October 31, 2012
		Avg. Ann.††		Fund Inception†
	1 Year	3 Year	5 Year	Avg. Ann.††	Cumulative
Index
Ryan/Mergent 1-30 Year Treasury Laddered Index	6.96%	9.49%	8.93%	9.20%	56.03%
Barclays U.S. Treasury Index	3.66%	5.37%	6.04%	6.10%	35.10%
Fund
NAV Return	7.56%	9.43%	8.77%	9.03%	54.80%
Share Price Return	6.94%	9.37%	8.69%	8.95%	54.24%

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The Barclays U.S. Treasury Index (the "Benchmark Index") is an unmanaged Index used as a measurement of change in bond market conditions based on the average performance of approximately 223 securities.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Index is based on the closest month-end to the Fund's inception date.

††  Average annualized.

5

Manager's Analysis

PowerShares Build America Bond Portfolio (ticker: BAB)

As an index fund, the PowerShares Build America Bond Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the BofA Merrill Lynch Build America Bond Index (the "Index"). The Fund generally will invest at least 80% of its total assets in taxable municipal securities eligible to participate in the Build America Bond program created under the American Recovery and Reinvestment Act of 2009 (the "Act") or other legislation providing for the issuance of taxable municipal securities on which the issuer receives federal support of the interest paid ("Build America Bonds") and that comprise the Index. The Index is designed to track the performance of U.S. dollar-denominated investment grade taxable municipal debt publicly issued under the Build America Bond program by U.S. states and territories, and their political subdivisions, in the U.S. market.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 12.54%, and on a net asset value ("NAV") basis, the Fund returned 12.74%. During the same reporting period, the Index returned 13.19%, while the BofA Merrill Lynch U.S. Treasuries 15+ Years Index returned 10.69% and the BofA Merrill Lynch U.S. Corporate Master Index returned 10.51%.

The Fund benefited most from its exposure to the lower end of the investment-grade credit spectrum as credit spreads tightened during the period. It benefited more from its exposure predominantly to bonds with longer maturities, as long-term rates fell more than short-term rates during the period. Even though there has been no new issuance of Build America Bonds since the program expired at the end of 2011, demand for Build America Bonds and taxable municipals continues to be strong.

6

Manager's Analysis (Continued)

PowerShares Build America Bond Portfolio (ticker: BAB)

State Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Alaska	0.4
Arizona	0.7
California	22.8
Colorado	4.4
Connecticut	0.2
Delaware	0.4
District of Columbia	0.2
Florida	6.4
Georgia	2.0
Hawaii	1.2
Idaho	0.2
Illinois	10.6
Indiana	1.2
Kansas	0.5
Kentucky	0.4
Louisiana	0.4
Maryland	0.4
Massachusetts	1.3
Michigan	0.4
Mississippi	0.7
Missouri	1.5
Nebraska	0.2
Nevada	4.5
New Hampshire	0.1
New Jersey	5.3
New York	8.5
North Carolina	0.3
Ohio	2.4
Oklahoma	0.1
Oregon	0.1
Pennsylvania	2.9
South Carolina	0.2
Tennessee	0.9
Texas	8.1
Utah	1.1
Virgin Islands	0.6
Virginia	2.0
Washington	3.8
Wyoming	0.4
Money Market Fund	0.5
Other assets less liabilities	1.7

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
North Texas Tollway Auth. Rev. Subordinate Lien Ser. 10B-2, 8.910, 02/01/30	2.0
Virginia Commonwealth Transportation Board Transportation Capital Projects Rev. Ser. 10A-2, 5.350, 05/15/35	2.0
Los Angeles California Unified School District Ser. 10, 6.758, 07/01/34	1.8
Chicago Illinois O'Hare International Airport Ser. 10, 6.395, 01/01/40	1.8
Chicago Board of Education Ser. 09E, 6.138, 12/01/39	1.6
New Jersey State Transportation Trust Fund Auth System Ser. 10B, 6.561, 12/15/40	1.6
California State Highway Safety Air Quality Remarketed Ser. 09B, 6.509, 04/01/39	1.5
Florida Governmental Utility Auth. Rev. Ser. 10B, 6.548, 10/01/40	1.5
Chicago Illinois (Taxable Project) Ser. 10B, 7.517, 01/01/40	1.5
New York City New York Ser. 10, 5.968, 03/01/36	1.5
Total	16.8

7

Manager's Analysis (Continued)

PowerShares Build America Bond Portfolio (ticker: BAB)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of October 31, 2012
		Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
BofA Merrill Lynch Build America Bond Index	13.19%	12.41%	41.25%
BofA Merrill Lynch U.S. Treasuries 15+ Years Index	10.69%	12.60%	41.34%
BofA Merrill Lynch U.S. Corporate Master Index	10.51%	9.06%	28.78%
Fund
NAV Return	12.74%	12.58%	41.91%
Share Price Return	12.54%	12.40%	41.24%

Fund Inception: November 17, 2009

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The BofA Merrill Lynch U.S. Treasuries 15+ Years Index and the BofA Merrill Lynch U.S. Corporate Master Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in bond market conditions based on the average performance of approximately 27 and 5,393 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

8

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Manager's Analysis

PowerShares CEF Income Composite Portfolio (ticker: PCEF)

As an index fund, the PowerShares CEF Income Composite Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S-Network Composite Closed-End Fund IndexSM (the "Index"). The Fund generally will invest at least 90% of its total assets in securities of U.S.-listed closed-end funds that comprise the Index. The Fund is a "fund of funds," as it invests its assets in the common shares of funds included in the Index rather than in individual securities. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a "sampling" methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 16.32%, and on a net asset value ("NAV") basis, the Fund returned 16.20%. During the same reporting period, the Index returned 16.82%, while the S&P 500® Index returned 15.21%.

Positions that contributed most significantly to the Fund's return included Eaton Vance Tax-Managed Global Diversified Equity Income Fund, an option income fund (portfolio average weight of 5.53%); and Nuveen Credit Strategies Income Fund, an option income fund (portfolio average weight of 2.34%). Positions that detracted most significantly from the Fund's return included John Hancock Premium Dividend Fund, an equity fund (portfolio average weight of 0.35%); and Columbia Seligman Premium Technology Growth Fund Inc., an option income fund (portfolio average weight of 0.34%).

Asset Class Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Option Income	37.5
Bonds	34.0
Bonds/High Yield	28.5
Other assets less liabilities	0.0

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Eaton Vance Tax-Managed Global Diversified Equity Income Fund	5.7
AllianceBernstein Income Fund	4.0
Eaton Vance Tax-Managed Diversified Equity Income Fund	3.0
BlackRock Enhanced Equity Dividend Trust	2.6
NFJ Dividend Interest & Premium Strategy Fund	2.5
Eaton Vance Limited Duration Income Fund	2.4
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund	2.4
Aberdeen Asia-Pacific Income Fund, Inc.	2.2
Nuveen Credit Strategies Income Fund	2.0
BlackRock Build America Bond Trust	1.9
Total	28.7

10

Manager's Analysis (Continued)

PowerShares CEF Income Composite Portfolio (ticker: PCEF)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of October 31, 2012
		Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
S-Network Composite Closed-End Fund IndexSM	16.82%	9.48%	27.66%
S&P 500® Index	15.21%	11.95%	35.11%
Fund
NAV Return	16.20%	8.95%	26.00%
Share Price Return	16.32%	8.97%	26.07%

Fund Inception: February 19, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 1.56% includes the unitary management fee of 0.50% and acquired fund fees and expenses of 1.06%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P 500® Index (the "Benchmark Index") is an unmanaged index used as a measurement of change in stock market conditions based on the average performance of approximately 500 securities.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Index are based on the closest month-end to the Fund's inception date.

††  Average annualized.

11

Manager's Analysis

PowerShares Chinese Yuan Dim Sum Bond Portfolio (ticker: DSUM)

As an index fund, the PowerShares Chinese Yuan Dim Sum Bond Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Citigroup Custom Dim Sum (Offshore CNY) Bond Index (the "Index"). The Fund generally will invest at least 80% of its total assets in Yuan-denominated bonds that comprise the Index. The Index measures the performance of Chinese Yuan-denominated "Dim Sum" bonds that are issued and settled outside of mainland China. Dim Sum bonds are Yuan-denominated and generally issued in Hong Kong by a variety of entities ranging from governments to corporations. The Index includes fixed-rate securities issued by governments, agencies, supranationals, and corporations. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a "sampling" methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 7.21%, and on a net asset value ("NAV") basis, the Fund returned 7.26%. During the same reporting period, the Index returned 7.49%, while the BofA Merrill Lynch Global Broad Market Non-Sovereign ex-USD Index returned 3.22%.

The Fund benefited from limited new issuance and from its exposure to Index securities. It also benefited from a very stable, but limited, Dim Sum bond secondary market. In the future, more issuers are likely to access the Dim Sum bond market, thus creating a larger Dim Sum bond universe and increased demand from different classes of fixed-income buyers.

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Banks	22.6
Sovereign	17.3
Real Estate	6.7
Auto Manufacturers	5.6
Holding Companies-Diversified	4.5
Iron/Steel	3.8
Electric	3.8
Telecommunications	3.8
Diversified Financial Services	3.7
Insurance	2.7
Food	2.7
Retail	2.7
Building Materials	1.9
Aerospace/Defense	1.9
Investment Companies	1.9
Multi-National	1.9
Airlines	1.9
Chemicals	1.9
Leisure Time	1.8
Money Market Fund	1.5
Lodging	0.9
Environmental Control	0.9
Oil & Gas	0.9
Miscellaneous Manufacturing	0.9
Gas	0.9
Other assets less liabilities	0.9

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
China Government Bond, 1.400%, 08/18/16	3.6
Bank of East Asia China Ltd., 3.650%, 05/11/15	2.8
China Government Bond, 2.560%, 06/29/17	2.8
Value Success International Ltd., 2.075, 06/09/14	2.7
Right Century Ltd., 1.850%, 06/03/14	2.7
Rainbow Days Ltd., 3.000%, 06/30/16	2.7
Gemdale International Holding Ltd., 9.150%, 07/26/15	2.0
Ford Motor Co., 4.875%, 03/26/15	1.9
Avic International Finance & Investment Ltd., 4.800%, 07/09/15	1.9
Emirates NBD PJSC, Series E, 4.875%, 03/12/15	1.9
Total	25.0

12

Manager's Analysis (Continued)

PowerShares Chinese Yuan Dim Sum Bond Portfolio (ticker: DSUM)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of October 31, 2012
		Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
Citigroup Custom Dim Sum (Offshore CNY) Bond Index	7.49%	6.55%	7.26%
BofA Merrill Lynch Global Broad Market Non-Sovereign ex-USD Index	3.22%	6.73%	7.32%
Fund
NAV Return	7.26%	5.21%	5.77%
Share Price Return	7.21%	2.14%	2.37%

Fund Inception: September 23, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.46% includes the unitary management fee of 0.45% and acquired fund fees and expenses of 0.01%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The BofA Merrill Lynch Global Broad Market Non-Sovereign ex-USD Index (the "Benchmark Index") is an unmanaged index used as a measurement of change in bond market conditions based on the average performance of approximately 8,095 securities.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Index are based on the closest month-end to the Fund's inception date.

††  Average annualized.

13

Manager's Analysis

PowerShares Convertible Securities Portfolio (ticker: CVRT)

As an index fund, the PowerShares Convertible Securities Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the BofA Merrill Lynch All U.S. Convertibles IndexSM (the "Index"). The Fund generally will invest at least 80% of its total assets in convertible securities that comprise its Index. A convertible security is a fixed-income security that may be converted into, or exchanged for a prescribed amount of, common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. The Index is designed to track the performance of U.S. dollar-denominated investment grade and non-investment grade convertible securities sold into the U.S. market and publicly traded in the United States (including the over-the-counter market). The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a "sampling" methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 5.48%, and on a net asset value ("NAV") basis, the Fund returned 6.79%. During the same reporting period, the Index returned 9.15%, while the Barclays U.S. Aggregate Index returned 5.25%, and the S&P 500® Index returned 15.21%. The Fund mistracked its Index by (2.36)% primarily due to the small number of securities in the Fund, which is constrained by the small size of the Fund.

The Fund benefited from a stronger U.S. economy over the period as well as the continued quest for yield. The Fund maintained significant exposure to bonds and preferred securities with high yields. It experienced performance headwinds from lower than expected issuance of convertible securities and lower equity volatility. The lower issuance was in part due to the extraordinarily large amount of high yield straight bond and straight preferred issuance, whose spreads on these securities were extremely tight to the depressed Treasury curve.

14

Manager's Analysis (Continued)

PowerShares Convertible Securities Portfolio (ticker: CVRT)

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Biotechnology	11.8
Banks	6.6
Semiconductors	6.3
Internet	5.9
Oil & Gas	5.6
Computers	5.4
Pharmaceuticals	5.0
Insurance	4.5
REITs	4.3
Healthcare-Products	3.6
Auto Manufacturers	3.5
Retail	3.2
Telecommunications	3.2
Mining	2.7
Electric	2.6
Airlines	2.5
Software	2.3
Electrical Components & Equipment	2.2
Miscellaneous Manufacturing	2.1
Commercial Services	1.8
Media	1.8
Investment Companies	1.7
Lodging	1.6
Diversified Financial Services	1.2
Healthcare-Services	1.1
Beverages	1.1
Oil & Gas Services	1.1
Iron/Steel	1.1
Aerospace/Defense	1.1
Hand/Machine Tools	1.0
Coal	1.0
Auto Parts & Equipment	0.5
Other assets less liabilities	0.6

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Amgen, Inc., Series B, 0.375, 02/01/13	4.8
Gilead Sciences, Inc., Series C, 1.000, 05/01/14	3.2
VeriSign, Inc., 3.250, 08/15/37	2.7
Intel Corp., 3.250, 08/01/39	2.6
Microchip Technology, Inc., 2.125, 12/15/37	2.6
EMC Corp., Series B, 1.750, 12/01/13	2.5
United Continental Holdings, Inc., 6.000, 10/15/29	2.5
Mylan, Inc., 3.750, 09/15/15	2.1
priceline.com, Inc., 1.250, 03/15/15	2.1
Incyte Corp. Ltd., 4.750, 10/01/15	2.1
Total	27.2

15

Manager's Analysis (Continued)

PowerShares Convertible Securities Portfolio (ticker: CVRT)
  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of October 31, 2012
		Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
BofA Merrill Lynch All U.S. Convertibles IndexSM	9.15%	0.20%	0.29%
Barclays U.S. Aggregate Index	5.25%	6.32%	9.07%
S&P 500® Index	15.21%	5.75%	8.24%
Fund
NAV Return	6.79%	(1.74)%	(2.49)%
Share Price Return	5.48%	(2.42)%	(3.44)%

Fund Inception: May 26, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.36% includes the unitary management fee of 0.35% and acquired fund fees and expenses of 0.01%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The Barclays U.S. Aggregate Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in bond and stock market conditions based on the average performance of approximately 8,050 and 500 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

16

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Manager's Analysis

PowerShares Emerging Markets Sovereign Debt Portfolio (ticker: PCY)

As an index fund, the PowerShares Emerging Markets Sovereign Debt Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the DB Emerging Market USD Liquid Balanced Index (the "Index"). The Fund generally will invest at least 80% of its total assets in emerging markets U.S. dollar-denominated government bonds that comprise the Index. The Index measures potential returns of a theoretical portfolio of liquid emerging market U.S. dollar-denominated government bonds. Historically, the Index has included bonds issued by the governments of Bulgaria, Brazil, Columbia, Croatia, El Salvador, Hungary, Indonesia, South Korea, Lithuania, Mexico, Panama, Peru, the Philippines, Pakistan, Poland, Qatar, Russia, South Africa, Turkey, Ukraine, Uruguay, Vietnam and Venezuela. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 19.30%, and on a net asset value ("NAV") basis, the Fund returned 19.02%. During the same reporting period, the Index returned 21.33%, while the JP Morgan Emerging Markets Bond Global Index returned 16.33%, and the Barclays U.S. Aggregate Index returned 5.25%. The Fund mistracked its Index by (2.31)% in part due to a one-time pricing change on the Index from bid mark to mid mark. In addition, exceptionally wide bid-ask spreads resulted in larger than normal transaction costs, which also contributed to the Fund's underperformance relative to the Index.

U.S. dollar-denominated emerging market (EM) sovereign bonds experienced sizeable gains in 2012 given strong demand for yield combined with an extremely limited new supply of EM bonds. In addition to technical factors, the economies of emerging market countries have continued to outperform their developed market counterparts, which have also driven EM sovereign bond prices higher. Over the reporting period, the U.S. dollar has outpaced its EM currency counterparts on average. All 23 countries represented in the Fund's portfolio had positive returns over the reporting period. The Fund benefited the most from its country exposure to Venezuela, Pakistan and Hungary. The Fund's strong performance over the past year was also boosted by falling interest rates and the Fund's high percentage exposure to lower credit quality country bonds.

18

Manager's Analysis (Continued)

PowerShares Emerging Markets Sovereign Debt Portfolio (ticker: PCY)

Country Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Turkey	4.6
Hungary	4.6
Croatia	4.5
Qatar	4.5
Lithuania	4.4
El Salvador	4.4
Peru	4.4
Romania	4.3
Colombia	4.3
Philippines	4.3
Ukraine	4.3
Uruguay	4.3
Brazil	4.3
Indonesia	4.3
Mexico	4.3
Panama	4.2
Poland	4.2
Russia	4.2
Vietnam	4.1
South Africa	4.0
Pakistan	4.0
Venezuela	4.0
South Korea	4.0
United States	0.3
Other assets less liabilities	1.2

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Romania, 6.750, 02/07/22	4.3
Socialist Republic of Vietnam, 6.750, 01/29/20	2.1
Islamic Republic of Pakistan, 6.875, 06/01/17	2.1
Republic of Korea, 7.125, 04/16/19	2.0
Socialist Republic of Vietnam, 6.875, 01/15/16	2.0
Islamic Republic of Pakistan, 7.125, 03/31/16	2.0
Republic of Korea, 5.125, 12/07/16	2.0
Republic of Hungary, 7.625, 03/29/41	1.6
State of Qatar, 5.750, 01/20/42	1.6
Republic of Turkey, 6.875, 03/17/36	1.6
Total	21.3

19

Manager's Analysis (Continued)

PowerShares Emerging Markets Sovereign Debt Portfolio (ticker: PCY)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)				As of October 31, 2012
		Avg. Ann.††		Fund Inception†
	1 Year	3 Year	5 Year	Avg. Ann.††	Cumulative
Index
DB Emerging Market USD Liquid Balanced Index	21.33%	13.77%	11.48%	11.76%	75.39%
JP Morgan Emerging Markets Bond Global Index	16.33%	12.52%	9.98%	10.32%	64.71%
Barclays U.S. Aggregate Index	5.25%	6.08%	6.38%	6.46%	37.47%
Fund
NAV Return	19.02%	12.73%	10.07%	10.32%	64.26%
Share Price Return	19.30%	12.43%	9.90%	10.24%	63.69%

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The JP Morgan Emerging Markets Bond Global Index and Barclays U.S. Aggregate Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in bond market conditions based on the average performance of approximately 323 and 8,050 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

20

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Manager's Analysis

PowerShares Fundamental High Yield® Corporate Bond Portfolio (ticker: PHB)

As an index fund, the PowerShares Fundamental High Yield® Corporate Bond Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® High Yield Bond Index (the "Index"). The Fund generally will invest at least 80% of its total assets in high-yield corporate bonds that comprise the Index. The Index is comprised of U.S. dollar-denominated bonds registered for sale in the United States whose issuers are public companies listed on major U.S. stock exchanges. Only non-convertible, non-exchangeable, non-zero, fixed coupon investible high-yield corporate bonds qualify for inclusion in the Index. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a "sampling" methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 10.95%, and on a net asset value ("NAV") basis, the Fund returned 11.02%. During the same reporting period, the Blended – RAFI® High Yield Bond Index returned 12.71%, while the Barclays U.S. Corporate High Yield Index returned 13.61%.

Prospects for record-low default rates and a stronger U.S. economy propelled the U.S. high yield corporate bond market higher over the reporting period. Lower interest rates, which occurred based on the Fed's quantitative easing program, more than offset any potential high yield market selloff that might have resulted from record new high yield bond issuance. In addition to the above factors, the Fund also benefited from ratings upgrades given to specific holdings within its portfolio.

22

Manager's Analysis (Continued)

PowerShares Fundamental High Yield® Corporate Bond Portfolio (ticker: PHB)

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Diversified Financial Services	10.5
Oil & Gas	8.5
Retail	8.4
Telecommunications	7.6
Healthcare-Services	5.7
Commercial Services	4.8
REITs	3.7
Electric	3.7
Banks	3.6
Media	3.3
Packaging & Containers	3.3
Auto Parts & Equipment	2.9
Chemicals	2.5
Home Builders	2.5
Food	2.4
Lodging	2.3
Iron/Steel	1.9
Building Materials	1.8
Coal	1.7
Aerospace/Defense	1.5
Pipelines	1.5
Oil & Gas Services	1.3
Advertising	1.0
Entertainment	1.0
Pharmaceuticals	0.9
Semiconductors	0.8
Leisure Time	0.7
Internet	0.7
Electronics	0.6
Holding Companies-Diversified	0.6
Beverages	0.6
Mining	0.6
Software	0.6
Environmental Control	0.5
Real Estate	0.5
Apparel	0.5
Biotechnology	0.5
Electrical Components & Equipment	0.4
Agriculture	0.4
Forest Products & Paper	0.4
Machinery-Diversified	0.4
Household Products/Wares	0.4
Healthcare-Products	0.4
Miscellaneous Manufacturing	0.1
Money Market Fund	0.0
Other assets less liabilities	2.0

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
General Motors Financial Co., Inc., 4.750, 08/15/17	1.6
Weyerhaeuser Co., 7.375, 10/01/19	1.5
International Lease Finance Corp., 8.750, 03/15/17	1.5
International Lease Finance Corp., 8.250, 12/15/20	1.5
Sears Holdings Corp., 6.625, 10/15/18	1.4
Kinder Morgan Finance Co. ULC, 5.700, 01/05/16	1.4
Ford Motor Credit Co. LLC, 5.875, 08/02/21	1.1
Goodyear Tire & Rubber Co. (The), 8.250, 08/15/20	1.1
Ford Motor Credit Co. LLC, 8.000, 12/15/16	1.1
Gap, Inc. (The), 5.950, 04/12/21	1.0
Total	13.2

Credit Quality Rating Breakdown*

(% of the Fund's Net Assets) as of

October 31, 2012

Rating
BBB	0.5
BBB-	12.1
BB+	19.9
BB	16.3
BB-	18.4
B+	12.7
B	10.1
B-	8.0
Other assets less liabilities	2.0

*  Source: Standard & Poor's. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to C (lowest); ratings are subject to change without notice. "Non-Rated" indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor's rating methodology, please visit standardandpoors.com and select "Rating Methodologies" under Research and Ratings on the homepage.

23

Manager's Analysis (Continued)

PowerShares Fundamental High Yield® Corporate Bond Portfolio (ticker: PHB)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2012
		Avg. Ann.†††	Fund Inception†
	1 Year	3 Year	Avg. Ann.†††	Cumulative
Index
Blended – RAFI® High Yield Bond Index††	12.71%	11.99%	5.78%	32.14%
RAFI® High Yield Bond Index††	12.71%	N/A	N/A	N/A
Barclays U.S. Corporate High Yield Index	13.61%	12.56%	9.40%	56.70%
Fund
NAV Return	11.02%	10.04%	2.74%	14.35%
Share Price Return	10.95%	10.05%	2.23%	11.59%

Fund Inception: November 15, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The Barclays U.S. Corporate High Yield Index (the "Benchmark Index") is an unmanaged Index used as a measurement of change in bond market conditions based on the average performance of approximately 1,999 securities.

†  Fund and Blended Index returns are based on the inception date of the Fund. Returns for the Benchmark Index are based on the closest month-end to the Fund's inception date.

††  "3 Years" and "Fund Inception" performance for the Index is not available because the Index did not commence calculation until December 31, 2009. Prior to August 2, 2010, the Fund sought to replace the performance of an index called the "Wells Fargo® High Yield Bond Index. The Blended – RAFI® High Yield Bond Index is comprised of the performance of the original underlying index from Fund inception through the conversion date, August 2, 2010, followed by the performance of the Index starting at the conversion date and through October 31, 2012.

†††  Average annualized.

24

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Manager's Analysis

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (ticker: PFIG)

As an index fund, the PowerShares Fundamental Investment Grade Corporate Bond Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® Investment Grade Bond Index (the "Index"). The Fund generally will invest at least 80% of its total assets in the component securities that comprise the Index. The Index is comprised of U.S. dollar-denominated bonds registered for sale in the United States whose issuers are public companies listed on a major U.S. stock exchange. Only non-convertible, non-exchangeable, non-zero, fixed coupon investible investment grade corporate bonds with greater than one year to maturity qualify for inclusion in the Index. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a "sampling" methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 4.97%, and on a net asset value ("NAV") basis, the Fund returned 6.85%. During the same reporting period, the Index returned 7.54%, while the Barclays U.S. Corporate Index returned 10.21%, and the Barclays U.S. Aggregate Index returned 5.25%.

Given the strong tie to U.S. Treasuries, demand for yield, and a positive U.S. economy, investment grade U.S. corporate bonds enjoyed a solid performance over the reporting period. The Fund appreciated mainly due to its exposure to the lower end of the investment-grade credit spectrum since credit spreads tightened during the period. The Fund also benefited from exposure to bonds with longer maturities, as long-term rates fell more than short-term rates during the reporting period.

26

Manager's Analysis (Continued)

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (ticker: PFIG)

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Banks	11.4
Insurance	8.1
Retail	6.6
Oil & Gas	6.2
Electric	6.1
Pharmaceuticals	6.1
Diversified Financial Services	4.8
Telecommunications	3.8
Food	3.6
Media	3.3
Aerospace/Defense	2.7
Healthcare-Products	2.6
Chemicals	2.5
Agriculture	2.5
Miscellaneous Manufacturing	2.2
Healthcare-Services	2.2
Transportation	2.2
Semiconductors	1.9
Computers	1.8
Software	1.8
REITs	1.8
Cosmetics/Personal Care	1.7
Beverages	1.7
Biotechnology	1.3
Pipelines	0.9
Electronics	0.9
Internet	0.9
Mining	0.8
Household Products/Wares	0.8
Advertising	0.5
Forest Products & Paper	0.4
Oil & Gas Services	0.4
Auto Manufacturers	0.4
Iron/Steel	0.4
Electrical Components & Equipment	0.4
Money Market Fund	0.4
Gas	0.4
Auto Parts & Equipment	0.4
Machinery-Construction & Mining	0.4
Office/Business Equipment	0.4
Environmental Control	0.3
Machinery-Diversified	0.3
Lodging	0.3
Commercial Services	0.3
Other assets less liabilities	1.1

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Merrill Lynch & Co., Inc., 6.875, 04/25/18	1.4
Morgan Stanley, 4.750, 04/01/14	1.3
Bank of America Corp., 7.375, 05/15/14	1.2
JPMorgan Chase & Co., 3.150, 07/05/16	1.2
Wal-Mart Stores, Inc., 3.250, 10/25/20	1.2
Kraft Foods, Inc., 4.125, 02/09/16	1.1
Citigroup, Inc., 6.125, 11/21/17	1.0
Goldman Sachs Group, Inc. (The), 6.150, 04/01/18	0.9
Altria Group, Inc., 9.700, 11/10/18	0.9
Cellco Partnership/Verizon Wireless Capital LLC, 8.500, 11/15/18	0.9
Total	11.1

Credit Quality Rating Breakdown*

(% of the Fund's Net Assets) as of

October 31, 2012

Rating
AAA	1.4
AA+	2.4
AA	3.7
AA-	4.6
A+	11.3
A	14.6
A-	22.2
BBB+	11.1
BBB	20.3
BBB-	6.5
BB+	0.4
Money Market Fund	0.4
Other assets less liabilities	1.1

*  Source: Standard & Poor's. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to C (lowest); ratings are subject to change without notice. "Non-Rated" indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor's rating methodology, please visit standardandpoors.com and select "Rating Methodologies" under Research and Ratings on the homepage.

27

Manager's Analysis (Continued)

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (ticker: PFIG)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of October 31, 2012
		Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
RAFI® Investment Grade Bond Index	7.54%	7.34%	8.30%
Barclays U.S. Corporate Index	10.21%	10.60%	12.47%
Barclays U.S. Aggregate Index	5.25%	5.23%	6.13%
Fund
NAV Return	6.85%	6.45%	7.29%
Share Price Return	4.97%	6.66%	7.53%

Fund Inception: September 15, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.22% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The Barclays U.S. Corporate Index and Barclays U.S. Aggregate Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in bond market conditions based on the average performance of approximately 4,344 and 8,050 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

28

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Manager's Analysis

PowerShares Insured California Municipal Bond Portfolio (ticker: PWZ)

As an index fund, the PowerShares Insured California Municipal Bond Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the The BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index (the "Index"). The Fund generally will invest at least 80% of its total assets in insured municipal securities that are exempt from federal income tax and California state income tax and that comprise the Index, and generally expects to so invest at least 90% of its total assets. The Index is designed to track the performance of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by California or Puerto Rico, or their political subdivisions, in the U.S. domestic market with a term of at least 15 years remaining to final maturity. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a "sampling" methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 10.83%, and on a net asset value ("NAV") basis, the Fund returned 10.83%. During the same reporting period, the Index returned 11.72%, while the Barclays Municipal Insured Long 20 Year Index returned 12.11%, the Barclays 20 Year Municipal Bond Index returned 12.22%, and the Barclays U.S. Aggregate Index returned 5.25%.

The Fund benefited from falling longer-term interest rates, limited new issuance and from its exposure to Index securities. In addition, there were continuous inflows into California tax-free Municipal funds and larger than normal bond calls, which also contributed to the Fund's performance. Even with rates at historical lows, tax-free yield is still historically cheap to comparable taxable yield, thus demand for tax-free income should continue in the near term, especially in high tax states such as California.

30

Manager's Analysis (Continued)

PowerShares Insured California Municipal Bond Portfolio (ticker: PWZ)

Revenue Type Breakdown

(% of the Fund's Net Assets) as of

October 31, 2012

Ad Valorem Property Tax	35.1
Lease Revenue	11.7
Sales Tax Revenue	10.6
Hospital Revenue	7.6
Electric Power Revenue	5.9
Water Revenue	5.2
Sewer Revenue	3.8
Miscellaneous Revenue	3.6
Special Assessment	2.7
Special Tax	2.2
College Revenue	1.6
General Fund	0.7
Other assets less liabilities	9.3

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Puerto Rico Commonwealth Public Improvement Ref. Ser. 12A, 5.000, 07/01/35	8.3
San Francisco Bay California Area Rapid Transit District Ser. 06, 5.000, 07/01/36	4.0
Pittsburg Unified School District Financing Auth. Rev. (District Bond Program) Ser. 11, 5.500, 09/01/46	3.6
West Contra Costa California Unified School District Ref. Ser. 12, 5.000, 08/01/32	3.6
Guam Power Auth. Rev. Ser. 12A,
5.000, 10/01/30	3.5
Centinela Valley California Union High School District (Election 2010) Ser. 12B, 5.000, 08/01/49	3.4
Sacramento California Area Flood Control Agency Consolidated Capital Assessment District Ser. 08, 5.625, 10/01/37	2.7
Corona-Norco California Unified School District (Election 2006) Ser. 09C, 5.500, 08/01/39	2.7
Los Angeles Unified School District (Election 2002) Ser. 07C, 5.000, 07/01/32	2.7
El Monte California Union High School District (Election of 2008) Ser. 09A, 5.500, 06/01/34	2.7
Total	37.2

31

Manager's Analysis (Continued)

PowerShares Insured California Municipal Bond Portfolio (ticker: PWZ)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)				As of October 31, 2012
		Avg. Ann.††		Fund Inception†
	1 Year	3 Year	5 Year	Avg. Ann.††	Cumulative
Index
BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index	11.72%	8.18%	5.94%	5.94%	33.87%
Barclays Municipal Insured Long 20 Year Index	12.11%	8.04%	6.49%	6.49%	37.65%
Barclays 20 Year Municipal Bond Index	12.22%	8.45%	6.77%	6.75%	39.40%
Barclays U.S. Aggregate Index	5.25%	6.08%	6.38%	6.46%	37.47%
Fund
NAV Return	10.83%	7.16%	4.96%	4.96%	27.73%
Share Price Return	10.83%	7.19%	4.98%	4.81%	26.80%

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The Barclays Municipal Insured Long 20 Year Index, Barclays 20 Year Municipal Bond Index and Barclays U.S. Aggregate Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in bond market conditions based on the average performance of approximately 507, 4,665 and 8,050 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

32

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Manager's Analysis

PowerShares Insured National Municipal Bond Portfolio (ticker: PZA)

As an index fund, the PowerShares Insured National Municipal Bond Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the The BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index (the "Index"). The Fund generally will invest at least 80% of its total assets in insured municipal securities that are exempt from federal income tax and that comprise the Index, and generally expects to so invest at least 90% of its total assets. The Index is designed to track the performance of U.S. dollar-denominated investment grade insured tax-exempt debt publicly issued by a U.S. state or territory, or their political subdivisions, in the U.S. domestic market. Qualifying securities must have a remaining term of at least 15 years to final maturity. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a "sampling" methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 12.18%, and on a net asset value ("NAV") basis, the Fund returned 12.02%. During the same reporting period, the Index returned 10.98%, while the Barclays Municipal Insured Long 20 Year Index returned 12.11%, the Barclays 20 Year Municipal Bond Index returned 12.22%, and the Barclays U.S. Aggregate Index returned 5.25%.

The Fund benefited from falling longer-term interest rates, limited new issuance and from its exposure to Index securities. In addition, there were continuous inflows into tax-free Municipal funds and larger than normal bond calls which also contributed to the fund's performance. Even with rates at historical lows, tax-free yield is still historically cheap to comparable taxable yield, thus demand for tax-free income should continue in the near term.

34

Manager's Analysis (Continued)

PowerShares Insured National Municipal Bond Portfolio (ticker: PZA)

State and Territory Breakdown

(% of the Fund's Net Assets) as of

October 31, 2012

Alabama	1.1
Arizona	4.5
California	14.7
Colorado	2.5
Connecticut	0.1
District of Columbia	1.1
Florida	10.4
Georgia	7.3
Guam	1.3
Illinois	6.2
Indiana	1.4
Iowa	0.7
Kentucky	1.6
Louisiana	1.5
Maine	0.4
Maryland	0.1
Massachusetts	0.2
Michigan	4.5
Missouri	0.6
Nebraska	0.3
New Hampshire	0.2
New Jersey	4.6
New York	4.9
North Carolina	1.3
Ohio	4.2
Oregon	1.0
Pennsylvania	10.5
Puerto Rico	6.1
South Carolina	1.0
Texas	4.7
Virginia	0.1
Washington	1.2
Wisconsin	0.1
Liabilities less other assets	(0.4)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Puerto Rico Commonwealth Public Improvement Ref. Ser. 12A, 5.000, 07/01/35	4.9
Atlanta Georgia Water & Sewer Rev. Ser. 12, 3.500, 10/01/42	3.9
Pennsylvania State Turnpike Commission Turnpike Rev. Subordinate Ser. 12B, 5.000, 12/01/42	3.6
Chicago Illinois Wastewater Transmission Rev. (Second Lien) Ser. 12, 5.000, 01/01/37	3.0
West Contra Costa California Unified School District Ref. Ser. 12, 5.000, 08/01/32	2.8
Metropolitan Transportation Auth. New York Rev. Ser. 12E, 5.000, 11/15/42	2.6
Hamilton County Ohio Health Care Facilities Rev. (Christ Hospital Project) Ser. 12, 5.000, 06/01/42	2.6
Miami-Dade County Florida Water & Sewer System Rev. Ser. 10, 5.000, 10/01/29	2.5
Wayne County Airport Auth. Rev. (Detroit Metropolitan Wayne County Airport) Ser. 12A, 5.000, 12/01/42	2.2
North Texas Tollway Auth. Rev. Ref. System (First Tier) Ser. 08K-1, 5.750, 01/01/38	1.9
Total	30.0

35

Manager's Analysis (Continued)

PowerShares Insured National Municipal Bond Portfolio (ticker: PZA)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)				As of October 31, 2012
		Avg. Ann.††		Fund Inception†
	1 Year	3 Year	5 Year	Avg. Ann.††	Cumulative
Index
BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index	10.98%	7.87%	6.12%	6.12%	35.04%
Barclays Municipal Insured Long 20 Year Index	12.11%	8.04%	6.49%	6.49%	37.65%
Barclays 20 Year Municipal Bond Index	12.22%	8.45%	6.77%	6.75%	39.40%
Barclays U.S. Aggregate Index	5.25%	6.08%	6.38%	6.46%	37.47%
Fund
NAV Return	12.02%	7.73%	5.37%	5.42%	30.56%
Share Price Return	12.18%	7.87%	5.47%	5.27%	29.63%

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The Barclays Municipal Insured Long 20 Year Index, Barclays 20 Year Municipal Bond Index and Barclays U.S. Aggregate Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in bond market conditions based on the average performance of approximately 507, 4,665 and 8,050 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

36

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Manager's Analysis

PowerShares Insured New York Municipal Bond Portfolio (ticker: PZT)

As an index fund, the PowerShares Insured New York Municipal Bond Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the The BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index (the "Index"). The Fund generally will invest at least 80% of its total assets in insured municipal securities that are exempt from federal income tax, New York State income tax and New York City income tax and that comprise the Index. The Index is designed to track the performance of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by New York or Puerto Rico or their political subdivisions in the U.S. domestic market. Qualifying securities must have a remaining term of at least 15 years to final maturity. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a "sampling" methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 10.38%, and on a net asset value ("NAV") basis, the Fund returned 10.02%. During the same reporting period, the Index returned 9.45%, while the Barclays Municipal Insured Long 20 Year Index returned 12.11%, the Barclays 20 Year Municipal Bond Index returned 12.22%, and the Barclays U.S. Aggregate Index returned 5.25%.

The Fund benefited from falling longer-term interest rates, limited new issuance of New York municipal securities and from its exposure to Index securities. In addition, there were continuous inflows into New York tax-free Municipal funds and larger than normal bond calls which also contributed to the Fund's performance. Even with rates at historical lows, tax-free yield is still historically cheap to comparable taxable yield, thus demand for tax-free income should continue in the near term, especially in high tax states such as New York.

38

Manager's Analysis (Continued)

PowerShares Insured New York Municipal Bond Portfolio (ticker: PZT)

Revenue Type Breakdown

(% of the Fund's Net Assets) as of

October 31, 2012

Miscellaneous Revenue	18.6
Electric Power Revenue	12.2
Transit Revenue	11.5
Sales Tax Revenue	7.9
College Revenue	7.6
Highway Tolls Revenue	7.2
Water Revenue	6.2
Hospital Revenue	4.8
Recreational Revenue	4.2
Ad Valorem Property Tax	4.1
Port, Airport & Marina Revenue	3.0
Lease Revenue	2.5
Hotel Occupancy Tax	2.3
Income Tax Revenue	0.7
Other assets less liabilities	7.2

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Long Island Power Auth. New York Electric Systems Rev. General Ser. 08A, 5.500, 05/01/33	7.4
Hudson Yards Infrastructure Corp. New York Rev. Ser. 11A AGM, 5.000, 02/15/47	6.1
Metropolitan Transportation Auth.
New York Rev. Ser. 12E, 5.000, 11/15/42	5.5
New York City Industrial Development Agency Rev. Queens Baseball Stadium (Pilot) Ser. 09, 6.500, 01/01/46	4.1
Sales Tax Asset Receivables Corp. Ser. 04A, 5.000, 10/15/32	4.0
New York State Dormitory Auth.
Rev. (The New School) Ser. 10,
5.500, 07/01/43	4.0
Hudson Yards Infrastructure Corp. Ser.06A, 5.000, 02/15/47	3.7
Puerto Rico Commonwealth Aqueduct & Sewer Auth. Rev. (Senior Lien) Ser. 08A, 5.125, 07/01/47	3.6
New York City Industrial Development
Agency Rev. Yankee Stadium (Pilot) Ser. 09, 7.000, 03/01/49	3.4
Puerto Rico Highway & Transportation Auth. Rev. Ref. Ser. 07CC, 5.250, 07/01/32	3.2
Total	45.0

39

Manager's Analysis (Continued)

PowerShares Insured New York Municipal Bond Portfolio (ticker: PZT)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)				As of October 31, 2012
		Avg. Ann.††		Fund Inception†
	1 Year	3 Year	5 Year	Avg. Ann.††	Cumulative
Index
BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index	9.45%	7.24%	5.47%	5.48%	30.98%
Barclays Municipal Insured Long 20 Year Index	12.11%	8.04%	6.49%	6.49%	37.65%
Barclays 20 Year Municipal Bond Index	12.22%	8.45%	6.77%	6.75%	39.40%
Barclays U.S. Aggregate Index	5.25%	6.08%	6.38%	6.46%	37.47%
Fund
NAV Return	10.02%	7.28%	4.54%	4.58%	25.42%
Share Price Return	10.38%	7.37%	4.56%	4.41%	24.39%

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The Barclays Municipal Insured Long 20 Year Index, Barclays 20 Year Municipal Bond Index and Barclays U.S. Aggregate Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in bond market conditions based on the average performance of approximately 507, 4,665 and 8,050 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

40

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Manager's Analysis

PowerShares International Corporate Bond Portfolio (ticker: PICB)

As an index fund, the PowerShares International Corporate Bond Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P International Corporate Bond Index® (the "Index"). The Fund generally will invest at least 80% of its total assets in investment grade corporate bonds that comprise the Index, which measures the performance of investment grade corporate bonds issued in the following currencies of Group of Ten countries, excluding the U.S. Dollar (USD): Australia Dollar, British Pound, Canadian Dollar, Euro, Japanese Yen, New Zealand Dollar, Norwegian Krone, Swedish Krona and Swiss Franc. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a "sampling" methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 8.72%, and on a net asset value ("NAV") basis, the Fund returned 7.28%. During the same reporting period, the Index returned 7.16%, while the BofA Merrill Lynch Global Broad Market Non-Sovereign ex-USD Index returned 3.22%.

Despite a year of heightened volatility, developed investment grade corporate bonds in general performed surprisingly well. Over the reporting period, the underlying currencies depreciated relative to the U.S. dollar. However, the strong appetite for yield, combined with a positive outlook for the European Union, led to positive overall returns within the international corporate bond space on a U.S. dollar basis.

42

Manager's Analysis (Continued)

PowerShares International Corporate Bond Portfolio (ticker: PICB)

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Banks	43.7
Electric	14.0
Telecommunications	11.8
Oil & Gas	3.0
Pharmaceuticals	2.3
Agriculture	2.1
Engineering & Construction	2.0
Commercial Services	2.0
Auto Manufacturers	2.0
Gas	1.9
Insurance	1.7
Water	1.5
Food	1.4
Transportation	1.1
Home Furnishings	1.0
Mining	0.8
Beverages	0.8
Media	0.8
Miscellaneous Manufacturing	0.6
Building Materials	0.6
Sovereign	0.6
Savings & Loans	0.6
Diversified Financial Services	0.4
Iron/Steel	0.4
Energy-Alternate Sources	0.3
Holdings Companies-Diversified	0.3
Closed-End Funds	0.3
Other assets less liabilities	2.0

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Barclays Bank PLC, Series E, 10.000, 05/21/12	1.5
Royal Bank of Scotland PLC (The), Series E, 6.000, 05/17/17	1.4
E.ON International Finance BV, Series E, 5.750, 05/07/20	1.4
Nederlandse Waterschapsbank NV, Series E, 3.375, 04/03/17	1.2
Lloyds TSB Bank PLC, Series E, 7.625, 04/22/25	1.2
BAA Funding Ltd., Series E, 6.750, 12/03/26	1.2
Centrica PLC, Series E, 6.375, 03/10/22	1.2
France Telecom SA, Series E, 3.875, 04/09/20	1.1
GDF Suez, Series E, 3.500, 10/18/22	1.1
HSBC Holdings PLC, Series E, 6.500, 05/20/24	1.0
Total	12.3

43

Manager's Analysis (Continued)

PowerShares International Corporate Bond Portfolio (ticker: PICB)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of October 31, 2012
		Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
S&P International Corporate Bond Index®	7.16%	11.43%	29.81%
BofA Merrill Lynch Global Broad Market Non-Sovereign ex-USD Index	3.22%	8.95%	23.01%
Fund
NAV Return	7.28%	10.41%	26.97%
Share Price Return	8.72%	10.29%	26.64%

Fund Inception: June 3, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The BofA Merrill Lynch Global Broad Market Non-Sovereign ex-USD Index (the "Benchmark Index") is an unmanaged index used as a measurement of change in bond market conditions based on the average performance of approximately 8,095 securities.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Index are based on the closest month-end to the Fund's inception date.

††  Average annualized.

44

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Manager's Analysis

PowerShares Preferred Portfolio (ticker: PGX)

As an index fund, the PowerShares Preferred Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index (the "Index"). The Fund generally will invest at least 80% of its total assets in fixed rate U.S. dollar- denominated preferred securities that comprise the Index, which is a market capitalization-weighted index designed to reflect the total return performance of the fixed rate U.S. dollar-denominated preferred securities market. The Index includes both traditional and other preferred securities, including preferred securities issued by foreign companies in the form of American depositary shares/receipts.

Prior to April 1, 2012 the Fund sought to replicate, before fees and expenses, the performance of The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index. Effective April 1, 2012, the Fund seeks to replicate, before fees and expenses, the performance of The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index. The Blended – BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index is composed of the original underlying index from inception until the conversion date, April 1, 2012, followed by the performance of the Index starting at the conversion date through October 31, 2012.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 13.18%, and on a net asset value ("NAV") basis, the Fund returned 13.37%. During the same reporting period, the Blended – BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index returned 13.20%, while the The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index returned 12.10%, the S&P U.S. Preferred Stock Index returned 14.62%, and the S&P 500® Index returned 15.21%.

Despite being slightly hindered by the call of many trust preferred securities at par due to Dodd-Frank regulations, the preferred market experienced one of its strongest overall performances of the past ten years. Given the perceived decrease in preferred security supply and a tremendous appetite for yield, the portfolio benefited significantly over the reporting period.

46

Manager's Analysis (Continued)

PowerShares Preferred Portfolio (ticker: PGX)

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Banks	52.4
Insurance	17.0
Diversified Financial Services	14.8
REITs	6.8
Electric	5.0
Telecommunications	2.2
Investment Companies	0.7
Hand/Machine Tools	0.5
Oil & Gas	0.3
Savings & Loans	0.3
Chemicals	0.1
Real Estate	0.1
Liabilities in excess of other assets	(0.2)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Citigroup Capital XIII, 7.875, 10/30/40	4.0
Wells Fargo & Co., 8.000	3.9
Barclays Bank PLC, 8.125	3.6
JPMorgan Chase & Co., 8.625	3.2
Bank of America Corp., 8.200	3.0
Bank of America Corp., 8.625	2.9
ING Groep NV, 8.500	2.9
HSBC Holdings PLC, 8.000	2.9
Morgan Stanley Capital Trust VII, 6.600, 10/15/66	2.9
HSBC Holdings PLC, 8.125	2.6
Total	31.9

47

Manager's Analysis (Continued)

PowerShares Preferred Portfolio (ticker: PGX)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2012
		Avg. Ann.†††	Fund Inception†
	1 Year	3 Years	Avg. Ann.†††	Cumulative
Index
Blended – BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index††	13.20%	12.69%	10.40%	2.11%
BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index††	N/A	N/A	N/A	N/A
BofA Merrill Lynch Core Fixed Rate Preferred Securities Index††	12.10%	12.32%	1.89%	9.32%
S&P U.S. Preferred Stock Index	14.62%	13.10%	5.64%	29.75%
S&P 500® Index	15.21%	13.21%	2.76%	13.82%
Fund
NAV Return	13.37%	11.85%	1.11%	5.38%
Share Price Return	13.18%	11.75%	0.79%	3.81%

Fund Inception: January 31, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P U.S. Preferred Stock Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in bond market conditions based on the average performance of approximately 242 and 500 securities, respectively.

†  Fund and Blended Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  "1 Year," "3 Years," "5 Years" and "Fund Inception" performance for The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index is not available because that Index did not commence calculation until March 31, 2012. The "Blended – BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index" is composed of the original underlying index from Fund inception until the conversation date, April 1, 2012, followed by the performance of the Index starting at the conversion date and through October 31, 2012.

†††  Average annualized.

48

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Manager's Analysis

PowerShares VRDO Tax-Free Weekly Portfolio (ticker: PVI)

As an index fund, the PowerShares VRDO Tax-Free Weekly Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Bloomberg US Municipal AMT-Free Weekly VRDO Index (the "Index"). The Fund generally will invest at least 80% of its total assets in variable rate demand obligation ("VRDO") bonds that are exempt from federal income tax with interest rates that reset weekly, which comprise the Index. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a "sampling" methodology to seek to achieve its investment objective.

Prior to August 5, 2010, the Fund sought to replicate the performance of an index called the "Thomson Municipal Market Data VRDO Index." The Blended – Bloomberg US Municipal AMT-Free Weekly VRDO Index is comprised of the original index from inception through the conversion date, August 5, 2010, followed by the performance of the Index starting at the conversion date and through October 31, 2012.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 0.18%, and on a net asset value ("NAV") basis, the Fund returned 0.23%. During the same reporting period, the Blended – Bloomberg US Municipal AMT-Free Weekly VRDO Index returned 0.20%, while the Barclays Municipal 1 Year Index returned 1.01%.

The Fund benefited from slightly higher coupon versus Index securities. In addition, limited new issuance in the VRDO market also benefited the Fund to some degree. However, VRDO rates should continue to be at historical lows, thus limiting the Fund's distribution yield in the foreseeable future.

50

Manager's Analysis (Continued)

PowerShares VRDO Tax-Free Weekly Portfolio (ticker: PVI)

State Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Alabama	0.2
California	7.5
Colorado	6.0
Florida	7.2
Illinois	9.1
Kentucky	1.7
Maryland	0.1
Michigan	4.1
Mississippi	0.6
North Carolina	6.5
New Jersey	5.5
New York	18.7
Oklahoma	1.6
Pennsylvania	11.9
Rhode Island	0.9
Tennessee	5.1
Texas	2.6
Virginia	0.2
Wisconsin	9.0
Other assets less liabilities	1.5

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Wisconsin Health & Educational Facilities
Authority, 0.200, 12/01/36	9.0
Charlotte-Mecklenburg Hospital Auth. (Health Care System) Rev. Ser. 07D, 0.260, 01/15/43	6.3
Colorado Springs Colorado Utilities Rev. (Sub-Lien Improvement) Ser. 06B, 0.400, 11/01/36	6.0
Pittsburgh Pennsylvania Water & Sewer Auth. Rev. (First Lien) Ser. 07B-1, 0.310, 09/01/33	5.6
New Jersey State Turnpike Auth. Turnpike Rev. Ser. 03C-1, 0.400, 01/01/24	5.5
Illinois Finance Auth. Rev. (Elmhurst Memorial Healthcare) Ser. 08E, 0.320, 01/01/48	4.9
New York State Housing Finance Agency (505 West 37th Street) Ser. 09A, 0.300, 05/01/42	4.8
Delaware Valley Pennsylvania Regional Finance Auth. Local Government Rev. Ser. 85C, 0.350, 12/01/20	4.7
City of New York NY Sub-Ser. 0
2C-2, 0.250, 08/01/20	4.7
ABAG Finance Auth. For Nonprofit Corporations (Sharp HealthCare) Ser. 09A, 0.240, 08/01/24	4.4
Total	55.9

51

Manager's Analysis (Continued)

PowerShares VRDO Tax-Free Weekly Portfolio (ticker: PVI)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2012
		Avg. Ann.†††	Fund Inception†
	1 Year	3 Year	Avg. Ann.†††	Cumulative
Index
Blended – Bloomberg US Municipal AMT-Free Weekly VRDO Index††	0.20%	0.27%	0.95%	4.79%
Bloomberg US Municipal AMT-Free Weekly VRDO Index††	0.20%	N/A	N/A	N/A
Barclays Municipal 1-Year Index	1.01%	1.33%	2.51%	13.20%
Fund
NAV Return	0.23%	0.36%	1.20%	6.10%
Share Price Return	0.18%	0.35%	1.19%	6.05%

Fund Inception: November 15, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The Barclays Municipal 1 Year Index (the "Benchmark Index") is an unmanaged index used as a measurement of change in bond market conditions based on the average performance of approximately 3,765 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Index is based on the closest month-end to the Fund's inception date.

††  "3 Years" and "Fund Inception" performance for the Index is not available because the Index did not commence calculation until July 25, 2010. The Blended – Bloomberg US Municipal AMT-Free Weekly VRDO Index is comprised of the performance of the original underlying index from Fund inception through the conversion date, August 5, 2010, followed by the performance of the new underlying index starting at the conversion date and through October 31, 2012.

†††  Average annualized.

52

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Frequency Distribution of Discounts & Premiums

Since Inception through October 31, 2012

				Closing Price Above NAV (bps)
Ticker	Fund Name	Inception	Trading Days	0-24	25-49	50-99	100-149	150-199	200+
PLW	PowerShares 1-30 Laddered Treasury Portfolio	10/11/07	1,274	683	96	8	0	0	0
BAB	PowerShares Build America Bond Portfolio	11/17/09	744	255	129	67	7	0	1
PCEF	PowerShares CEF Income Composite Portfolio	2/19/10	681	433	6	11	2	6	33
DSUM	PowerShares Chinese Yuan Dim Sum Bond Portfolio	9/23/11	278	37	88	64	54	11	7
CVRT	PowerShares Convertible Securities Portfolio	5/26/11	361	57	17	3	1	1	3
PCY	PowerShares Emerging Markets Sovereign Debt Portfolio	10/11/07	1,274	311	127	72	106	88	186
PHB	PowerShares Fundamental High Yield® Corporate Bond Portfolio	11/15/07	1,249	274	136	198	124	63	144
PFIG	PowerShares Fundamental Investment Grade Corporate Bond Portfolio	9/15/11	284	62	118	63	18	6	6
PWZ	PowerShares Insured California Municipal Bond Portfolio	10/11/07	1,274	566	95	58	29	11	20
PZA	PowerShares Insured National Municipal Bond Portfolio	10/11/07	1,274	683	117	62	28	15	7
PZT	PowerShares Insured New York Municipal Bond Portfolio	10/11/07	1,274	506	79	58	23	14	22
PICB	PowerShares International Corporate Bond Portfolio	6/03/10	609	137	153	151	37	2	1
PGX	PowerShares Preferred Portfolio	1/31/08	1,197	529	166	96	63	49	97
PVI	PowerShares VRDO Tax-Free Weekly Portfolio	11/15/07	1,249	643	3	0	0	0	0

	Closing Price Below NAV (bps)
Ticker	0-24	-25-49	-50-99	-100-149	-150-199	-200+
PLW	442	36	7	1	0	1
BAB	200	55	20	3	1	6
PCEF	168	7	10	1	1	3
DSUM	10	2	1	1	2	1
CVRT	70	47	67	49	30	16
PCY	254	58	23	9	4	36
PHB	163	71	50	6	5	15
PFIG	10	1	0	0	0	0
PWZ	390	69	28	4	4	0
PZA	283	54	19	5	0	1
PZT	471	67	30	2	1	1
PICB	68	38	20	2	0	0
PGX	169	13	6	5	2	2
PVI	598	5	0	0	0	0

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2012.

In addition to the fees and expenses which the PowerShares CEF Income Composite Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio and the PowerShares Convertible Securities Portfolio (the "Portfolios") bear directly, the Portfolios indirectly bear a pro rata share of the fees and expenses of the investment companies in which the Portfolios invest. The amount of fees and expenses incurred indirectly by the Portfolios will vary because the investment companies have varied expenses and fee levels and the Portfolios may own different proportions of the investment companies at different times. Estimated investment companies expenses are not expenses that are incurred directly by the Portfolios. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolios invests in. The effect of the estimated investment companies expenses that you bear indirectly are included in the Portfolios' total returns.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (1)
PowerShares 1-30 Laddered Treasury Portfolio (PLW) Actual	$1,000.00	$1,040.45	0.25%	$1.28
Hypothetical (5% return before expenses)	$1,000.00	$1,023.88	0.25%	$1.27

Fees and Expenses (Continued)

	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (1)
PowerShares Build America Bond Portfolio (BAB) Actual	$1,000.00	$1,053.51	0.28%	$1.45
Hypothetical (5% return before expenses)	$1,000.00	$1,023.73	0.28%	$1.42
PowerShares CEF Income Composite Portfolio (PCEF) Actual	$1,000.00	$1,055.96	0.50%	$2.58
Hypothetical (5% return before expenses)	$1,000.00	$1,022.62	0.50%	$2.54
PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM) Actual	$1,000.00	$1,031.70	0.45%	$2.30
Hypothetical (5% return before expenses)	$1,000.00	$1,022.87	0.45%	$2.29
PowerShares Convertible Securities Portfolio (CVRT) Actual	$1,000.00	$1,003.06	0.35%	$1.76
Hypothetical (5% return before expenses)	$1,000.00	$1,023.38	0.35%	$1.78
PowerShares Emerging Markets Sovereign Debt Portfolio (PCY) Actual	$1,000.00	$1,115.85	0.50%	$2.66
Hypothetical (5% return before expenses)	$1,000.00	$1,022.62	0.50%	$2.54
PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB) Actual	$1,000.00	$1,050.58	0.50%	$2.58
Hypothetical (5% return before expenses)	$1,000.00	$1,022.62	0.50%	$2.54
PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) Actual	$1,000.00	$1,036.58	0.22%	$1.13
Hypothetical (5% return before expenses)	$1,000.00	$1,024.03	0.22%	$1.12
PowerShares Insured California Municipal Bond Portfolio (PWZ) Actual	$1,000.00	$1,040.36	0.28%	$1.44
Hypothetical (5% return before expenses)	$1,000.00	$1,023.73	0.28%	$1.42
PowerShares Insured National Municipal Bond Portfolio (PZA) Actual	$1,000.00	$1,048.67	0.28%	$1.44
Hypothetical (5% return before expenses)	$1,000.00	$1,023.73	0.28%	$1.42
PowerShares Insured New York Municipal Bond Portfolio (PZT) Actual	$1,000.00	$1,041.22	0.28%	$1.44
Hypothetical (5% return before expenses)	$1,000.00	$1,023.73	0.28%	$1.42
PowerShares International Corporate Bond Portfolio (PICB) Actual	$1,000.00	$1,055.15	0.50%	$2.58
Hypothetical (5% return before expenses)	$1,000.00	$1,022.62	0.50%	$2.54

Fees and Expenses (Continued)

	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (1)
PowerShares Preferred Portfolio (PGX) Actual	$1,000.00	$1,068.33	0.50%	$2.60
Hypothetical (5% return before expenses)	$1,000.00	$1,022.62	0.50%	$2.54
PowerShares VRDO Tax-Free Weekly Portfolio (PVI) Actual	$1,000.00	$1,000.68	0.25%	$1.26
Hypothetical (5% return before expenses)	$1,000.00	$1,023.88	0.25%	$1.27

(1)  Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2012. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value for the period, then multiplying the result by 184/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the one year data in the Financial Highlights.

Schedule of Investments

PowerShares 1-30 Laddered Treasury Portfolio (PLW)

October 31, 2012

Principal Amount		Value
	Long-Term Investments—96.1%
	United States Government Obligations—96.1%
	United States Treasury Notes—19.3%
$5,034,000	4.000%, 02/15/14	$5,278,033
4,886,000	4.000%, 02/15/15	5,294,822
4,690,000	4.500%, 02/15/16	5,312,157
4,563,000	4.625%, 02/15/17	5,340,850
4,752,000	3.500%, 02/15/18	5,420,250
5,396,000	2.000%, 02/15/22	5,588,653
		32,234,765
	United States Treasury Bonds—76.8%
3,579,000	8.875%, 02/15/19	5,318,172
3,533,000	8.500%, 02/15/20	5,357,187
3,558,000	7.875%, 02/15/21	5,392,871
3,594,000	7.125%, 02/15/23	5,453,334
3,803,000	6.250%, 08/15/23	5,487,018
3,383,000	7.625%, 02/15/25	5,496,847
3,800,000	6.000%, 02/15/26	5,538,500
3,564,000	6.625%, 02/15/27	5,528,099
3,664,000	6.125%, 11/15/27	5,494,282
3,991,000	5.250%, 02/15/29	5,577,422
3,524,000	6.250%, 05/15/30	5,501,845
11,625,000	5.375%, 02/15/31	16,756,345
12,739,000	4.500%, 02/15/36	16,950,832
4,093,000	4.750%, 02/15/37	5,648,979
4,305,000	4.375%, 02/15/38	5,649,641
4,958,000	3.500%, 02/15/39	5,673,811
4,132,000	4.625%, 02/15/40	5,652,448
4,045,000	4.750%, 02/15/41	5,648,462
5,355,000	3.125%, 02/15/42	5,677,135
		127,803,230
	Total Long-Term Investments (Cost $144,176,616)	160,037,995
	Short-Term Investment—3.2%
	United States Government Obligations—3.2%
	United States Treasury Notes—3.2%
5,218,000	3.875%, 02/15/13 (Cost $5,266,496)	5,274,871
	Total Investments (Cost $149,443,112)—99.3%	165,312,866
	Other assets less liabilities—0.7%	1,144,728
	Net Assets—100.0%	$166,457,594

See Notes to Financial Statements.

Schedule of Investments

PowerShares Build America Bond Portfolio (BAB)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds—97.8%
	Ad Valorem Property Tax—24.2%
$3,000,000	Anchorage Alaska Ser. 10A-2	5.910%	04/01/30	$3,343,680
1,000,000	Beaumont California University School District Ser. 09 AGM	7.471	08/01/34	1,174,770
1,500,000	Bexar County Texas Ser. 10	5.755	06/15/40	1,663,470
14,000,000	California State Highway Safety Air Quality Remarketed Ser. 09B	6.509	04/01/39	16,099,720
9,030,000	California State Ser. 09	7.300	10/01/39	12,129,818
3,135,000	California State Ser. 09	7.350	11/01/39	4,236,482
4,500,000	California State Ser. 10	7.950	03/01/36	5,393,700
4,500,000	California State Ser. 10	7.625	03/01/40	6,297,030
1,010,000	Carson City Nevada (Water Improvement) Ser. 10A	6.662	11/01/39	1,188,942
2,000,000	Channelview Texas Independent School District Ser. 10	5.926	08/15/35	2,238,320
2,000,000	Chicago Illinois (Recovery Zone Economic Development) Ser. 10D	6.257	01/01/40	2,186,180
12,200,000	Chicago Illinois (Taxable Project) Ser. 10B	7.517	01/01/40	15,646,988
6,205,000	Chicago Illinois Ser. 10C	6.207	01/01/36	6,738,568
6,000,000	Clark County Nevada Las Vegas Convention and Visitors Auth. Ser. 10	7.000	07/01/38	6,982,980
1,500,000	Clark County Nevada Las Vegas Convention and Visitors Auth. Ser. 10A	6.554	07/01/30	1,887,375
1,620,000	Clark County Nevada Las Vegas Convention and Visitors Auth. Ser. 10A	6.754	07/01/38	2,118,199
4,955,000	Commonwealth of Pennsylvania First Ser. 10B	4.650	02/15/26	5,650,732
1,500,000	Contra Costa California Community College District Ser. 10	6.504	08/01/34	1,858,530
1,600,000	Cook County Illinois Community Consolidated (School District No. 65) Ser. 09	4.400	12/01/20	1,744,752
2,500,000	Cook County Illinois Ser. 10D	6.229	11/15/34	2,803,225
1,000,000	Corona-Norco California University School District Ser. 09 AGM	7.343	08/01/35	1,119,200
2,000,000	Corpus Christi Texas Independent School District (School Building) Ser. 10B	6.124	08/15/32	2,474,260
1,500,000	Dallas Texas Independent School District Ser. 10C	6.450	02/15/35	1,861,830
200,000	Delaware State Ser. 09D	5.200	10/01/26	234,742
500,000	Denver Colorado City & County School District No. 1 Ser. 09C	5.664	12/01/33	628,520
1,000,000	Dickinson County Kansas University (School District No. 487) Ser. 10	7.270	09/01/35	1,133,610
1,000,000	Dickinson County Kansas University (School District No. 487) Ser. 10	7.370	09/01/41	1,132,410
1,000,000	Douglas County Nevada School District Ser. 10A	6.110	04/01/30	1,113,710
200,000	Edgewood Ohio City School District Ser. 09	7.500	12/01/37	245,786
605,000	Hallettsville Texas Independent School Ser. 10	6.265	08/15/30	676,481
1,000,000	Hallettsville Texas Independent School Ser. 10	6.465	08/15/35	1,123,480
1,000,000	Hawaii State Ser. 10DX	5.530	02/01/30	1,247,700
2,000,000	Hayward California Unified School District Ser. 10 AGM	7.350	08/01/43	2,280,440
1,000,000	Hillsborough County Florida Ser. 09B	6.350	07/01/39	1,105,310
3,000,000	Illinois State Ser. 10	6.630	02/01/35	3,423,480
9,300,000	Illinois State Ser. 10	6.900	03/01/35	11,010,084
10,000,000	Illinois State Ser. 10	7.100	07/01/35	11,961,000
200,000	Itasca Illinois Ser. 09A	6.100	02/01/34	217,892
320,000	Itasca Illinois Ser. 09A	6.200	02/01/39	347,910
1,250,000	Katy Texas Independent School District Ser. 10	5.999	02/15/30	1,414,762
2,000,000	Kiski Pennsylvania Area School District Ser. 10 AGM	6.526	09/01/31	2,368,780
1,000,000	Lancaster Texas Ser. 10	6.528	02/15/40	1,154,770
1,000,000	Las Vegas Valley Water District Nevada Ser. 09C	7.263	06/01/34	1,159,350
1,000,000	Las Virgenes California University School District (Election of 2006) Ser. 09B-1	7.262	08/01/34	1,160,310
500,000	Lewisville Texas Independent School District Ser. 10B	6.024	08/15/28	558,635
3,550,000	Lexington-Fayette Urban County Kentucky Government Ser. 10	5.100	09/01/24	4,069,329
1,815,000	Lincoln Nebraska West Haymarket Joint Public Agency Ser. 10	6.000	12/15/39	2,372,858
3,000,000	Los Angeles California Community College District Ser. 10	6.600	08/01/42	3,997,860
500,000	Los Angeles California Unified School District Qualified School Construction Bonds (Election of 2005) Ser. 10J-1	5.981	05/01/27	620,005
14,795,000	Los Angeles California Unified School District Ser. 10	6.758	07/01/34	19,669,805

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Build America Bond Portfolio (BAB)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (Continued)
$2,200,000	Los Angeles California University School District Ser. 09KRY	5.750%	07/01/34	$2,610,300
200,000	Louisville & Jefferson County Kentucky Metro Government (Recovery Zone Economic Development) Ser. 09E	5.450	11/15/27	247,930
500,000	Lubbock Texas Ser. 10B	6.032	02/15/30	584,265
4,300,000	Massachusetts State Ser. 10	4.480	05/01/24	4,941,646
1,000,000	Montgomery County Pennsylvania Ser. 10	6.030	09/01/39	1,106,950
3,000,000	Napa Valley California University School District Ser. 10B	6.507	08/01/43	3,961,980
1,000,000	New Orleans Louisiana Ser. 10A	8.800	12/01/39	1,130,490
2,210,000	New York City New York Ser. 10	5.817	10/01/31	2,513,455
12,100,000	New York City New York Ser. 10	5.968	03/01/36	15,619,406
1,000,000	New York City Ser. 09D-1	6.385	12/01/29	1,160,310
960,000	North Las Vegas Nevada Ser. 10	5.372	06/01/19	1,074,230
1,000,000	NYE County Nevada Ser. 10B AGM	6.300	08/01/35	1,095,240
1,000,000	NYE County Nevada Ser. 10B AGM	6.400	08/01/40	1,094,880
1,450,000	Peoria County Illinois Community Unit School District No. 323 Ser. 10	6.020	04/01/28	1,675,258
1,000,000	Philadelphia Pennsylvania School District Ser. 10	6.615	06/01/30	1,194,390
500,000	Pima County Arizona Unified School District No. 20 Vail Ser. 10 AGM	5.700	07/01/24	572,565
1,000,000	Quaker Valley Pennsylvania School District Ser. 10 AGM	5.959	10/01/30	1,103,100
2,000,000	Round Rock Texas Independent School District Ser. 10	5.774	08/01/30	2,320,580
1,000,000	Round Rock Texas Independent School District Ser. 10B	6.054	08/01/35	1,118,330
2,000,000	San Antonio Texas Independent School District Ser. 10	6.397	08/15/40	2,394,420
1,500,000	San Francisco California City & County Ser. 10	6.260	06/15/30	1,918,860
3,850,000	San Francisco California City & County Ser. 10D	6.260	06/15/30	4,953,526
1,000,000	San Mateo California Union High School District Ser. 10B	6.733	09/01/34	1,162,250
1,000,000	Santa Monica California Community College (District 2008 Election) Ser. 10A-1	6.663	08/01/30	1,180,770
1,000,000	Santa Monica California Community College (District 2008 Election) Ser. 10A-1	6.763	08/01/34	1,183,720
1,000,000	Santa Monica-Malibu Unified School District California Ser. 10C-1	5.796	07/01/25	1,121,580
3,500,000	Santa Monica-Malibu Unified School District California Ser. 10C-1	6.434	07/01/30	3,948,525
1,000,000	Snohomish County Washington Public Hospital District No. 3 (Cascade Valley Hospital) Ser. 10B	6.329	12/01/35	1,061,430
200,000	Southwestern Community College District California Ser. 09B	7.130	08/01/31	230,266
3,000,000	State of Washington ( Motor Vehicle Fuel Tax) Ser. 09D	5.481	08/01/39	3,779,940
1,000,000	Tustin Unified School District School Facilities Improvement District No. 2008-1 (2008 Election) Sub-Ser. 10A-1	6.539	08/01/30	1,196,160
2,000,000	West Contra Costa California Unified School District (Taxable Election 2005) Ser. 09C-2	8.460	08/01/34	2,414,420
1,500,000	Westlake Ohio City School District Ser. 10	5.728	12/01/35	1,684,965
1,500,000	Westlake Ohio City School District Ser. 10	6.028	12/01/43	1,677,315
675,000	Wilson County Tennessee Tenth Special School District Ser. 10	6.130	04/01/35	745,396
				259,046,618
	College Revenue—6.3%
500,000	Adams State College Colorado (Auxiliary Facilities) Rev. Ser. 09C	6.470	05/15/38	538,480
2,000,000	Bowling Green State University Ohio General Receipts Ser. 10	6.730	06/01/39	2,234,480
1,000,000	California Infrastructure & Economic Development Bank Rev. (California Infrastructure Economic Development) Ser. 10	6.486	05/15/49	1,230,760
1,000,000	Colorado State Board Governors University Enterprise System Rev. Ser. 10	5.957	03/01/33	1,195,990
1,145,000	Elizabeth City North Carolina University Rev. Ser. 10 AGM	8.097	04/01/32	1,357,478
1,300,000	Fau Finance Corp. Florida Capital Improvement Rev. Ser. 10	7.439	07/01/30	1,483,534
535,000	Florida State International University (Parking Facility) Rev. Ser. 09B	6.500	07/01/29	609,429
2,000,000	Indiana University Rev. Ser. 10	5.536	06/01/30	2,252,320
1,500,000	Indiana University Rev. Ser. 10	5.636	06/01/35	1,660,350

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Build America Bond Portfolio (BAB)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (Continued)
$5,000,000	Massachusetts State College Building Auth. Ser. 09C	5.832%	05/01/30	$6,130,150
1,215,000	Mesa State College Colorado (Auxiliary Facilities Enterprise) Rev. Ser. 09B	5.800	05/15/40	1,396,934
5,000,000	Mesa State College Colorado (Auxiliary Facilities Enterprise) Rev. Ser. 10B	6.746	05/15/42	6,596,100
1,000,000	Michigan State University Rev. General Ser. 10A	6.173	02/15/50	1,222,090
3,000,000	New Jersey State Educational Facilities Auth. Rev. Ser. 10	6.190	07/01/40	3,214,680
1,000,000	New Mexico State University Regents Improvement Rev. Ser. 10B	6.124	04/01/30	1,140,430
1,000,000	North Carolina State University at Raleigh Rev. Ser. 10B	5.927	10/01/30	1,122,260
3,000,000	Northern Arizona University Rev. (Arizona Board of Regents) Ser. 10A	6.593	08/01/30	3,297,240
500,000	Northern Arizona University System Rev. Ser. 09A	6.687	06/01/39	563,345
250,000	Oakland University Michigan Rev. Ser. 09B	7.150	03/01/39	286,080
1,000,000	Pennsylvania State Higher Educational Faculties Auth. Rev. (Temple University) Ser. 10	6.141	04/01/30	1,158,440
1,000,000	University of California Rev. Ser. 10	5.946	05/15/45	1,235,760
500,000	University of Colorado Enterprise System Rev. Sub-Ser. 09B-2	6.114	06/01/29	555,660
3,000,000	University of Hawaii Rev. Ser. 10	5.834	10/01/30	3,314,010
5,000,000	University of Hawaii Rev. Ser. 10	6.034	10/01/40	5,439,400
1,000,000	University of Idaho University Rev. General Ser. 10C	6.520	04/01/41	1,100,850
250,000	University of Michigan University Rev. Ser. 10A	5.513	04/01/30	317,332
500,000	University of North Carolina University Ser. 09B	5.757	12/01/39	564,135
10,000,000	University of Texas System Ser. 10C	4.644	08/15/30	11,547,400
2,000,000	University of Washington University Rev. Ref. Ser. 10B	4.897	10/01/33	2,295,500
500,000	Utah State Board of Regents Auxiliary & Campus Facilities System Rev. Ser. 10	6.186	04/01/30	608,465
1,435,000	Washington State Biomedical Research Facilities No. 3 Ser. 10B	6.416	07/01/30	1,828,620
250,000	Wayne State University Ser. 09B	6.536	11/15/39	270,058
				67,767,760
	Electric Power Revenue—9.8%
1,915,000	American Municipal Power, Inc. Ohio (Combined Hydroelectric Projects) Rev. Ser.10	8.084	02/15/49	2,767,213
1,500,000	American Municipal Power, Inc. Ohio (Combined Hydroelectric Projects) Ser. 10	7.834	02/15/41	2,071,725
4,090,000	American Municipal Power, Inc. Ohio (Meldahl Hydroelectric-Remarketed) Ser. 10E	6.270	02/15/50	4,763,868
2,000,000	American Municipal Power, Inc. Ohio Ser. 10	7.499	02/15/50	2,717,260
200,000	Anchorage Alaska Electric Utilities Rev. Ser. 09B	6.558	12/01/39	219,484
750,000	Benton County Washington Public Utility District No. 1 Electric Rev. Ser. 10	6.546	11/01/30	903,097
6,500,000	Cowlitz County Washington Public Utility District No. 1 Electric Ser. 10	6.884	09/01/32	8,288,410
2,000,000	Douglas County Washington Public Utility District No. 1 Wells Hydroelectric Ser. 10B	5.245	09/01/30	2,246,380
2,500,000	Grant County Washington Public Utility District No. 2 (Priest Rapids Hydroelectric) Ref. Ser. 10L	5.730	01/01/30	3,110,025
2,750,000	Grant County Washington Public Utility District No. 2 (Priest Rapids Hydroelectric) Ref. Ser. 10L	5.830	01/01/40	3,424,988
2,000,000	Grays Harbor County Washington Public Utility District No. 1 Electric Rev. Ser. 10A	6.707	07/01/40	2,479,400
500,000	JEA Florida Electric Systems Rev Ser. 09F	6.406	10/01/34	626,145
4,000,000	Los Angeles California Department of Water & Power Rev. Ser. 10	5.716	07/01/39	4,910,640
2,000,000	Los Angeles California Department of Water & Power Rev. Ser. 10	6.166	07/01/40	2,307,360
1,500,000	Los Angeles California Department of Water & Power Rev. Ser. 10	7.000	07/01/41	1,810,515
500,000	Missouri Joint Municipal Electric Utility Commission Power Project Rev. Ser. 09A	6.790	01/01/29	558,935
5,000,000	Missouri Joint Municipal Electric Utility Commission Power Project Rev. Ser. 09A	6.890	01/01/42	6,395,600
See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Build America Bond Portfolio (BAB)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (Continued)
$1,000,000	Missouri Joint Municipal Electric Utility Commission Power Project Rev. Ser. 10	7.597%	01/01/32	$1,315,130
5,000,000	Municipal Electric Auth. of Georgia (Plant Vogtle Units 3&4 Project J) Ser. 10	6.637	04/01/57	6,025,100
13,909,000	Municipal Electric Auth. of Georgia (Plant Vogtle Units 3&4 Project P) Ser. 10	7.055	04/01/57	15,463,609
250,000	Northern Illinois Municipal Power Agency Power Project Rev. Ser. 10	7.620	01/01/30	320,193
1,000,000	Northern California Power Agency Rev. (Lodi Energy Center) Ser. 10B	7.311	06/01/40	1,245,290
1,000,000	Oklahoma State Municipal Power Auth. (Power Supply System) Rev. Ser. 10	6.440	01/01/45	1,219,610
1,000,000	Sacramento County California Municipal Utility District Electric Rev. Ser. 10	6.156	05/15/36	1,228,930
10,000,000	San Antonio Texas Electric & Gas Rev. Ser. 12	4.427	02/01/42	10,864,000
1,900,000	Southern California Public Power Auth. (Power Project) Rev. Ser. 10	5.843	07/01/30	2,276,618
2,000,000	Southern California Public Power Auth. Rev. Ser. 10	5.921	07/01/35	2,315,260
2,570,000	Tacoma Washington Electric System Rev. Ser. 10 AGM	5.791	01/01/32	3,138,690
2,000,000	Tacoma Washington Electric System Rev. Ser. 10	5.966	01/01/35	2,492,940
5,795,000	Virgin Islands Water & Power Auth. (Electric System) Rev. Ser. 10C AGM	6.850	07/01/35	6,845,981
				104,352,396
	Fuel Sales Tax Revenue—1.9%
5,000,000	Cape Coral Florida Gas Tax Rev. Ser. 10B	7.147	10/01/30	5,814,150
1,000,000	Oregon State Department of Transportation Highway User Tax Rev. (Sub-Lien) Ser. 10A	5.834	11/15/34	1,292,890
2,000,000	Washington State Ser. 10	5.090	08/01/33	2,371,400
1,400,000	Washoe County Nevada Highway Rev. Ser. 10	7.063	02/01/30	1,637,370
5,000,000	Washoe County Nevada Highway Rev. Ser. 10	7.213	02/01/39	5,873,550
2,000,000	Washoe County Nevada Highway Rev. Ser. 10	7.969	02/01/40	2,835,900
				19,825,260
	General Fund—3.9%
4,000,000	California State Ser. 09	7.500	04/01/34	5,395,200
10,000,000	California State Ser. 10	7.600	11/01/40	14,127,900
10,040,000	California State Various Purpose Ser. 09	7.550	04/01/39	14,013,631
5,000,000	California State Various Purpose Ser. 10	5.700	11/01/21	5,825,300
2,000,000	Kauai County Hawaii Ser. 10	5.763	08/01/33	2,506,680
				41,868,711
	Grant Revenue—1.6%
15,700,000	Chicago Board of Education Ser. 09E	6.138	12/01/39	17,476,926
	Highway Tolls Revenue—6.0%
1,350,000	Bay Area Toll Auth. California Toll Bridge Rev. Ser. 09F-2	6.263	04/01/49	1,874,610
595,000	Idaho Housing & Financing Association Ser. 10A-2	6.348	07/15/28	735,140
200,000	Illinois State Toll Highway Auth. Toll Highway Rev Ser. 09A	5.293	01/01/24	219,578
250,000	New Hampshire State Turnpike System Rev. Ser. 09B	6.259	11/01/29	282,997
250,000	New Hampshire State Turnpike System Rev. Ser. 09B	6.009	11/01/39	311,795
1,875,000	New Jersey State Turnpike Auth. Rev. Ser. 10A	7.102	01/01/41	2,703,469
5,000,000	North Texas Tollway Auth. Rev. Subordinate Lien Ser. 10B-2	8.410	02/01/30	5,902,950
18,675,000	North Texas Tollway Auth. Rev. Subordinate Lien Ser. 10B-2	8.910	02/01/30	21,777,478
2,305,000	Pennsylvania Turnpike Commission Ser. 09	6.378	12/01/37	2,690,073
11,265,000	Pennsylvania Turnpike Commission Ser. 10B	5.511	12/01/45	13,317,483
2,000,000	Texas State Transportation Commission Rev. (First Tier) Ser. 10B	5.028	04/01/26	2,427,040
2,000,000	Texas State Transportation Commission Rev. (First Tier) Ser. 10B	5.178	04/01/30	2,429,620
5,000,000	Triborough Bridge & Tunnel Auth. Ser. 09B	5.420	11/15/36	5,848,400
2,715,000	Triborough Bridge & Tunnel Auth. Ser. 09B	5.500	11/15/39	3,189,148
				63,709,781

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Build America Bond Portfolio (BAB)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (Continued)
	Hospital Revenue—1.0%
$1,000,000	Cuyahoga County Ohio Hospital Rev. Ser. 10	8.223%	02/15/40	$1,241,450
2,000,000	King County Washington Public Hospital District No. 1 Hospital Facilities Rev. Ser. 10	7.900	06/15/30	2,277,740
2,500,000	Lee Memorial Health System Florida Hospital Rev. Ser. 10A	7.281	04/01/27	3,064,025
1,000,000	New Liberty Missouri Hospital District Hospital Rev. Ser. 10B	7.000	12/01/35	1,105,050
1,000,000	Oak Valley California Hospital District (Health Facility) Rev. Ser. 10B	9.000	11/01/39	1,003,920
1,500,000	Tangipahoa Parish Louisiana Hospital Service District No. 1 (North Oaks Health System) Ser. 09A AGC	7.200	02/01/42	1,675,065
500,000	University California Regents Medical Center Pooled Rev. Ser. 09F	6.458	05/15/29	616,885
				10,984,135
	Hotel Occupancy Tax—1.1%
2,780,000	Dallas Texas Convention Center Hotel Development Corp. Ser. 09	7.088	01/01/42	3,368,637
2,000,000	Metropolitan Government of Nashville & Davidson County Convention Center Auth. Ser. 10A-2	7.431	07/01/43	2,493,200
4,775,000	Metropolitan Government of Nashville & Davidson County Convention Center Auth. Ser. 10B	6.731	07/01/43	5,769,824
				11,631,661
	Income Tax Revenue—2.5%
1,500,000	District of Columbia Income Tax Rev. Ser. 10	5.582	12/01/35	1,901,430
3,785,000	New York City Transitional Finance Auth. (Building Aid) Rev. Sub-Ser. 10S-1B	6.828	07/15/40	5,025,496
8,000,000	New York City Transitional Finance Auth. (Future Tax Secured) Rev. Ser. 10	5.932	11/01/36	9,159,760
850,000	New York City Transitional Finance Auth. (Future Tax Secured) Rev. Ser. 10	5.572	11/01/38	1,059,814
200,000	New York State Dormitory Auth. State Personal Income Tax Rev. Ser. 09F	5.292	03/15/25	243,804
1,800,000	New York State Dormitory Auth. State Personal Income Tax Rev. Ser. 10	5.389	03/15/40	2,217,186
1,400,000	New York State Dormitory Auth. State Personal Income Tax Rev. Ser. 10C	4.904	02/15/23	1,665,580
2,500,000	New York State Urban Development Corp. Rev. State Personal Income Tax Ser. 09	5.770	03/15/39	3,066,275
2,000,000	New York State Urban Development Corp. Rev. State Personal Income Tax Ser. 10C	5.838	03/15/40	2,535,260
				26,874,605
	Lease Revenue—6.4%
300,000	Beverly Hills California Public Financing Auth. Lease Rev. (Various Projects) Ser. 10C	6.674	06/01/30	355,611
1,000,000	Beverly Hills California Public Financing Auth. Lease Rev. (Various Projects) Ser. 10C	6.774	06/01/40	1,192,620
2,000,000	Brighton Colorado COP Ser. 10B AGM	6.550	12/01/30	2,321,860
2,000,000	California State Public Works Board Lease Rev. (California State University Projects) Ser. 10B-2	7.804	03/01/35	2,334,060
2,500,000	California State Public Works Board Lease Rev. (University of California Projects) Ser. 10C-2	7.004	03/01/35	2,912,050
8,500,000	California State Public Works Board Ser. 09-G-2	8.361	10/01/34	10,781,655
4,000,000	California State Public Works Board Ser. 10A-2	8.000	03/01/35	4,391,000
1,000,000	Camden County New Jersey Improvement Auth. Lease Rev. Ser. 10	7.747	07/01/34	1,158,380
5,000,000	Colorado State Building Excellent Schools Today COP Ser. 10B	6.242	03/15/30	5,653,950
3,000,000	Colorado State Building Excellent Schools Today COP Ser. 10E	7.017	03/15/31	3,585,810
1,000,000	Columbus Indiana Multi-High School Building Corp. Ser. 10	6.446	01/15/30	1,113,840
2,000,000	Consolidated Wyoming Municipalities Electric Power System Joint Powers Board (Gillette Electric) Ser. 10B	6.279	06/01/25	2,362,480

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Build America Bond Portfolio (BAB)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (Continued)
$2,000,000	Consolidated Wyoming Municipalities Electric Power System Joint Powers Board (Gillette Electric) Ser. 10B	6.854%	06/01/35	$2,295,060
280,000	Escondido California Union High School District COP (Qualified School Construction Bonds) Ser. 10 AGM	5.000	06/01/17	295,470
1,000,000	Franklin County Ohio Convention Facilities Auth Ser. 10	6.390	12/01/30	1,165,130
1,070,000	Franklin County Ohio Convention Facilities Auth. Ser. 10	6.540	12/01/36	1,281,988
1,500,000	Las Vegas Nevada COP (City Hall Project) Ser. 09B	7.750	09/01/29	1,776,735
500,000	Los Angeles California Municipal Improvement Corp. Lease Rev. (Recovery Zone Economic Development) Ser. 09D	7.757	09/01/39	544,450
1,000,000	Medical Center Educational Building Corp. (University of Mississippi Medical Center) Ser. 10A	6.692	06/01/32	1,114,860
2,000,000	Miami-Dade County Florida School Board COP Ser. 10	6.935	06/15/32	2,184,160
1,000,000	New Jersey State Educational Facilities Auth. Rev. Ser. 10B	7.225	07/01/30	1,129,990
2,000,000	New York City Educational Construction Fund Rev. Ser. 10	6.000	04/01/35	2,401,720
1,000,000	Passaic County New Jersey Ser. 10	6.540	08/01/31	1,093,040
500,000	Peoria Illinois Public Building Commission (School District Facilities) Rev. Ser. 09C AGC	6.580	12/01/29	587,510
1,000,000	Prescott Arizona Municipal Property Corp. Rev. Ser. 10	6.245	07/01/29	1,120,820
3,000,000	Regional Transportation District Colorado COP Ser. 10	7.672	06/01/40	3,795,240
500,000	Salt Lake County Utah Municipal Building Auth. (Lease Rev.) Ser. 09B	5.820	12/01/29	622,695
3,000,000	San Francisco California City and County COP Ser. 09D	6.487	11/01/41	3,356,010
1,000,000	St. Charles Missouri COP Ser. 10B	5.650	02/01/30	1,078,440
2,000,000	USF Financing Corp. Florida COP Ser. 10	8.548	07/01/40	2,397,240
2,250,000	Williamsburg County South Carolina Public Facilities Corp. (Installment Purchase Rev.) Ser. 10	6.526	12/01/30	2,455,380
				68,859,254
	Miscellaneous Revenue—4.8%
500,000	Battery Park City Auth. Rev. Ser. 09A	6.375	11/01/39	563,340
500,000	Camden County New Jersey Improvement Auth. Rev. Ser. 09A	6.180	01/15/27	594,350
2,000,000	Commonwealth Financing Auth. Pennsylvania Rev. Ser. 10	5.587	06/01/30	2,325,640
2,000,000	Illinois State Ser. 10	7.350	07/01/35	2,436,200
1,000,000	Indianapolis Indiana Local Public Improvement Bond Bank Ser. 10	5.854	01/15/30	1,199,390
3,500,000	Indianapolis Indiana Local Public Improvement Bond Bank Ser. 10B-2	5.966	01/15/30	4,341,505
1,630,000	Indianapolis Indiana Local Public Improvement Bond Bank Ser. 10B-2	6.116	01/15/40	2,124,624
500,000	Kansas State Development Finance Auth. Rev. (Kansas State Projects) Ser. 10E-2	6.120	11/01/29	585,290
2,000,000	Kansas State Development Finance Auth. Rev. Ser. 10	5.945	03/01/30	2,381,620
7,000,000	Miami-Dade County Florida Special Obligation Ser. 10B	6.743	04/01/40	7,941,500
5,000,000	Mississippi Development Bank Special Obligation Ser. 10	6.413	01/01/40	6,292,350
3,000,000	New Jersey Economic Development Auth. Rev. Ser. 10CC-1	6.425	12/15/35	3,360,330
7,220,000	New Jersey State Turnpike Auth. Rev. Ser. 09F	7.414	01/01/40	10,758,666
3,000,000	Ohio State Water Development Auth. Water Pollution Control Loan Fund Rev. (Water Quality) Ser. 10B-2	4.879	12/01/34	3,369,360
1,000,000	Port St. Lucie Florida Stormwater Utility Rev. Ser. 10A AGC	7.376	05/01/39	1,128,260
2,000,000	St. Cloud Florida Capital Improvement Rev. Ser. 10B AGM	5.849	09/01/30	2,142,060
				51,544,485
	Multiple Utility Revenue—0.2%
1,500,000	Colorado Springs Colorado Utilities Rev. Ser. 10	6.615	11/15/40	2,109,450
	Port, Airport & Marina Revenue—6.8%
1,000,000	Alaska State International Airports Rev. Ser. 10D	6.284	10/01/35	1,082,270
12,690,000	Chicago Illinois O'Hare International Airport Ser. 10	6.845	01/01/38	14,720,400

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Build America Bond Portfolio (BAB)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (Continued)
$15,000,000	Chicago Illinois O'Hare International Airport Ser. 10	6.395%	01/01/40	$19,560,900
10,000,000	Clark County Nevada Airport System Rev. Ser. 09B	6.881	07/01/42	11,429,600
2,000,000	Clark County Nevada Airport System Rev. Ser. 10C	6.820	07/01/45	2,841,180
11,500,000	Denver Colorado City & County Airport Rev. Ser. 09	6.414	11/15/39	14,255,400
250,000	Long Beach California Senior Airport Rev. Ser. 09C	7.765	06/01/39	278,305
1,910,000	San Diego County California Regional Airport Auth. Airport Rev. Subordinate Ser. 10C	6.628	07/01/40	2,156,123
5,000,000	South Jersey Port Corp. New Jersey Rev. (Marine Terminal) Ser. 09-P-3	7.365	01/01/40	6,188,250
				72,512,428
	Resource Recovery Revenue—0.4%
3,905,000	Delaware State Solid Waste Auth. System Rev. Ser. 10B	4.970	06/01/19	4,432,956
	Sales Tax Revenue—2.3%
5,000,000	Dallas Texas Area Rapid Transit Sales Tax Rev. Ser. 09	5.999	12/01/44	6,827,250
200,000	Glendale Arizona Municipal Property Corp. (Excise Tax) Rev. Ser. 08B AGM	6.157	07/01/33	234,952
2,000,000	Massachusetts Bay Transportation Auth. Sales Tax Rev. Ser. 10	5.769	07/01/31	2,506,120
250,000	Massachusetts State School Building Auth. Dedicated Sales Tax Rev. Ser. 09B	5.715	08/15/39	325,305
2,500,000	Miami-Dade County Florida Transit Sales Surtax Rev. Ser. 10B	5.534	07/01/32	2,762,950
1,000,000	Missouri State Highway & Transportation Commission Ser. 10	5.020	05/01/25	1,202,170
3,700,000	New York City Transitional Finance Auth. Rev. Ser. 10	5.508	08/01/37	4,602,615
1,025,000	Santa Clara Valley California Transportation Auth. Sales Tax Rev. Ser. 10	5.876	04/01/32	1,253,503
1,000,000	Utah Transit Auth. Sales Tax Rev. Ser. 09B	5.937	06/15/39	1,327,450
3,000,000	Washoe County Nevada Sales Tax Rev. Ser. 10	7.451	02/01/40	3,961,770
				25,004,085
	Sewer Revenue—4.5%
500,000	Eagle River Colorado Water & Sanitation District Ser. 09B	6.790	12/01/39	543,135
1,500,000	East Baton Rouge Louisiana Sewerage Commission Rev. Ser. 10	6.087	02/01/45	1,698,990
3,000,000	East Bay California Municipal Utility District Wastewater System Rev. Ser. 10	5.026	06/01/32	3,401,790
500,000	Hollywood Florida Water & Sewer Improvement Rev. Ser. 10B	7.198	10/01/39	589,680
1,030,000	Jurupa California Community Services District COP Ser. 10B	6.347	09/01/25	1,165,311
1,070,000	Jurupa California Community Services District COP Ser. 10B	6.497	09/01/26	1,223,770
1,125,000	Jurupa California Community Services District COP Ser. 10B	6.597	09/01/27	1,299,847
1,170,000	Jurupa California Community Services District COP Ser. 10B	6.697	09/01/28	1,365,530
500,000	Knoxville Tennessee Waste Water System Rev. Ser. 10	6.300	04/01/45	557,790
200,000	Memphis Tennessee Sanitary Sewage System Rev. Ser. 09B AGC	6.300	10/01/29	221,530
3,260,000	Metropolitan St. Louis Missouri Wastewater System Rev. Ser. 10B	5.856	05/01/39	4,198,489
1,000,000	Millbrae California Wastewater Rev. COP Ser. 09A	7.423	12/01/39	1,089,380
9,030,000	Orange County Sanitation District (WasterWater) Rev. Ser. 10C	6.400	02/01/44	12,307,800
2,000,000	Sacramento County California Sanitation Districts Financing Auth. Rev. Ser. 10A	6.325	08/01/40	2,501,480
5,000,000	San Francisco California City & County Public Utilities Commission Ser. 10	5.750	10/01/35	5,949,100
200,000	Sarasota Florida Water & Sewer System Rev. Ser. 10B	5.425	10/01/30	213,692
3,000,000	Timpanogos Special Service District Utah Sewer Rev. Ser. 10 AGM	6.500	06/01/30	3,412,230
5,000,000	Timpanogos Special Service District Utah Sewer Rev. Ser. 10 AGM	6.680	06/01/35	5,921,600
				47,661,144
	Special Assessment—0.2%
1,500,000	Macomb Interceptor Drainage District Michigan Ser. 10A	5.375	05/01/35	1,684,920
	Tax Increment Revenue—1.2%
8,960,000	Orlando Florida Community Redevelopment Agency Tax Increment Rev. (Orlando Community Redevelopment) Ser. 10B	7.784	09/01/40	10,270,310
500,000	Pensacola Florida Redevelopment Rev. Ser. 09B	7.263	04/01/33	564,335

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Build America Bond Portfolio (BAB)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (Continued)
$1,000,000	Temecula California Redevelopment Agency Tax Allocation Rev. (Temecula Redevelopment No. 1) Ser. 10B	7.930%	08/01/30	$1,111,410
1,000,000	Temecula California Redevelopment Agency Tax Allocation Rev. (Temecula Redevelopment No. 1) Ser. 10B	8.180	08/01/39	1,100,110
				13,046,165
	Transit Revenue—6.2%
1,200,000	Maryland State Transportation Auth. (Transportation Facilities Projects) Rev. Ser. 10B	5.604	07/01/30	1,493,148
1,800,000	Maryland State Transportation Auth. (Transportation Facilities Projects) Rev. Ser. 10B	5.754	07/01/41	2,313,522
2,500,000	Metropolitan Transportation Auth. New York Dedicated Tax Fund (Metro Transit Auth.) Ser. 10A-2	6.089	11/15/40	3,214,400
1,700,000	Metropolitan Transportation Auth. New York Rev. Ser. 09	5.871	11/15/39	2,018,631
2,380,000	Metropolitan Transportation Auth. New York Rev. Ser. 10	6.648	11/15/39	3,105,424
3,500,000	Metropolitan Transportation Auth. New York Rev. Ser. 10A	6.668	11/15/39	4,580,275
1,000,000	Metropolitan Transportation Auth. New York Rev. Ser. 10E	7.134	11/15/30	1,189,170
1,000,000	Metropolitan Transportation Auth. New York Rev. Ser. 10E	6.814	11/15/40	1,331,130
12,455,000	New Jersey State Transportation Trust Fund Auth System Ser. 10B	6.561	12/15/40	16,997,463
6,000,000	New Jersey State Transportation Trust Fund Auth. Ser. 10C	5.754	12/15/28	7,173,780
1,125,000	New Jersey State Transportation Trust Fund Auth. Ser. 10C	6.104	12/15/28	1,307,835
17,770,000	Virginia Commonwealth Transportation Board Transportation Capital Projects Rev. Ser. 10A-2	5.350	05/15/35	21,763,808
				66,488,586
	Water Revenue—6.5%
500,000	Arapahoe County Colorado Water & Wastewater Auth. Rev. Ser. 09A	6.680	12/01/39	547,630
1,500,000	Beaumont Texas Waterworks & Sewer System Ser. 10B	6.007	09/01/30	1,642,380
200,000	Davie Florida Water & Sewer Rev. Ser. 10B AGM	6.599	10/01/30	236,262
2,680,000	East Bay California Municipal Utility District Water System Rev. Ser. 10	5.874	06/01/40	3,560,139
14,000,000	Florida Governmental Utility Auth. Rev. Ser. 10B	6.548	10/01/40	15,789,620
2,000,000	Fresno California Water System Rev. Ser. 10A-2	6.500	06/01/30	2,197,440
1,250,000	JEA Florida Water & Sewer System Rev. Ser. 10A	6.210	10/01/33	1,600,437
2,000,000	Jurupa California Community Services District COP (Water Bonds) Ser. 10B	7.192	09/01/40	2,460,620
125,000	Kalamazoo Michigan Water Supply System Rev. Ser. 09	6.710	09/01/34	136,236
350,000	Lake City Florida Utility Rev. Ser. 10 AGM	6.175	07/01/35	382,141
2,000,000	Los Angeles California Department of Water & Power Rev. Ser. 10	7.003	07/01/41	2,350,740
500,000	Los Angeles California Department of Water & Power Water System Rev. Ser. 09C	5.381	07/01/24	606,460
1,000,000	Metropolitan Water District of Southern California Ser. 10	6.947	07/01/40	1,252,580
1,000,000	Moulton-Niguel California Water District COP Ser. 09	6.790	09/01/29	1,143,890
1,000,000	New York City Municipal Water Finance Auth. Water & Sewer Rev. Ser. 10	5.790	06/15/41	1,136,070
2,000,000	New York City Municipal Water Finance Auth. Water & Sewer Rev. Ser. 10	5.724	06/15/42	2,637,240
1,100,000	New York City Municipal Water Finance Auth. Water & Sewer Rev. Ser. 10	6.124	06/15/42	1,273,833
2,640,000	New York City Municipal Water Finance Auth. Water & Sewer Rev. Ser. 10	5.440	06/15/43	3,362,753
1,000,000	New York City Municipal Water Finance Auth. Water & Sewer Rev. Ser. 10DD	6.452	06/15/41	1,173,090
1,000,000	New York State Environmental Facilities Corp. (State Clean Water & Drinking) Ser. 10	5.707	06/15/30	1,229,260
2,010,000	New York State Environmental Facilities Corp. (State Clean Water & Drinking) Ser. 10	5.807	06/15/39	2,521,565
500,000	Passaic Valley New Jersey Water Commission Water Supply Rev. Ser. 09B	7.570	12/15/29	607,385
500,000	Passaic Valley New Jersey Water Commission Water Supply Rev. Ser. 09B	7.820	12/15/39	631,915
3,000,000	Polk County Florida Utility System Rev. Ser. 10B	5.935	10/01/40	3,329,910

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Build America Bond Portfolio (BAB)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (Continued)
$500,000	Riverside California Water Rev. Ser. 09B	6.349%	10/01/39	$646,190
500,000	San Diego County California Water Auth. (Financing Agency Water) Rev. Ser. 10B	6.138	05/01/49	667,505
3,000,000	San Francisco California City & County Public Utilities Commission Water Rev. Ser. 10DE	5.700	11/01/27	3,677,760
500,000	Sarasota County Florida Utility System Rev. Ser. 10	7.126	10/01/30	627,390
2,000,000	Seminole County Florida Water & Sewer Rev. Ser. 10B	6.443	10/01/40	2,274,540
2,000,000	South Central Connecticut Regional Water Auth. Water System Rev. Ser. 10	6.243	08/01/30	2,441,560
1,500,000	Sunrise Florida Utility System Rev. Ser. 10B	5.813	10/01/30	1,652,790
1,000,000	Tacoma Washington Water System Rev. Ser. 10B	5.371	12/01/30	1,182,640
1,275,000	Tucson Arizona Water Rev. Ser. 10	5.789	07/01/26	1,488,193
2,500,000	Upper Eagle Regional Water Auth. Colorado Rev. Ser. 10	6.518	12/01/39	2,782,750
500,000	Western Nassau County Water Auth. Water System Rev. Ser. 10	6.701	04/01/40	634,735
				69,885,649
	Total Municipal Bonds (Cost $925,503,511)			1,046,766,975
Number of Shares
	Money Market Fund—0.5%
5,263,495	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $5,263,495)			5,263,495
	Total Investments (Cost $930,767,006)—98.3%			1,052,030,470
	Other assets less liabilities—1.7%			18,297,923
	Net Assets—100.0%			$1,070,328,393

Investment Abbreviations:

Auth.—Authority
COP—Certificate of Participation
Ref.—Refunding Bonds
Rev.—Revenue
Ser.—Series

AGC—Assured Guaranty Corp.
AGM—Assured Guaranty Municipal Corp.

See Notes to Financial Statements.

Schedule of Investments

PowerShares CEF Income Composite Portfolio (PCEF)

October 31, 2012

Number of Shares		Value
	Closed-End Funds—100.0%
	Bonds—34.0%
1,028,986	Aberdeen Asia-Pacific Income Fund, Inc.	$8,128,989
1,719,487	AllianceBernstein Income Fund	14,736,004
117,633	BlackRock Core Bond Trust	1,859,778
262,746	BlackRock Credit Allocation Income Trust II, Inc.	3,032,089
129,531	BlackRock Credit Allocation Income Trust III, Inc.	1,590,641
336,746	BlackRock Credit Allocation Income Trust IV	4,791,896
70,033	BlackRock Enhanced Government Fund, Inc.	1,091,814
194,969	BlackRock Income Opportunity Trust, Inc.	2,263,590
400,721	BlackRock Income Trust, Inc.	3,057,501
140,948	BlackRock Limited Duration Income Trust	2,611,766
53,689	Cohen & Steers Select Preferred and Income Fund, Inc.	1,459,804
103,374	Duff & Phelps Utility and Corporate Bond Trust, Inc.	1,302,512
105,243	Eaton Vance Short Duration Diversified Income Fund	1,822,809
59,772	Eaton Vance Tax-Advantaged Bond and Options Strategies Fund	1,081,873
68,467	Federated Enhanced Treasury Income Fund	974,285
91,420	Franklin Templeton Limited Duration Income Trust	1,296,336
76,791	Guggenheim Build America Bonds Managed Duration Trust	1,777,712
43,143	Helios Total Return Fund, Inc.	994,015
44,202	Invesco Van Kampen Bond Fund(a)	959,183
308,333	MFS Charter Income Trust	3,178,913
123,699	MFS Government Markets Income Trust	854,760
455,284	MFS Intermediate Income Trust	2,973,005
450,954	MFS Multimarket Income Trust	3,296,474
46,260	Nuveen Build America Bond Opportunity Fund	1,006,618
152,712	Nuveen Build American Bond Term Fund	3,232,913
763,583	Nuveen Credit Strategies Income Fund	7,483,113
56,538	Nuveen Floating Rate Income Opportunity Fund	723,686
53,647	Nuveen Global Government Enhanced Income Fund	766,079
61,469	Nuveen Mortgage Opportunity Term Fund	1,679,948
314,230	Nuveen Multi-Currency Short-Term Government Income Fund	4,088,132
550,378	Nuveen Preferred Income Opportunities Fund	5,404,712
292,827	Nuveen Quality Preferred Income Fund	2,527,097
480,796	Nuveen Quality Preferred Income Fund II	4,471,403
105,811	Nuveen Quality Preferred Income Fund III	936,427
114,765	PIMCO Corporate Income Fund	2,086,428
409,646	Putnam Master Intermediate Income Trust	2,105,580
Number of Shares		Value
	Closed-End Funds (Continued)
787,349	Putnam Premier Income Trust	$4,385,534
113,272	Strategic Global Income Fund, Inc.	1,239,196
521,496	Templeton Global Income Fund	5,001,147
232,149	Wells Fargo Advantage Income Opportunities Fund	2,421,314
62,121	Western Asset Global Corporate Defined Opportunity Fund, Inc.	1,257,950
40,308	Western Asset Investment Grade Defined Opportunity Trust, Inc.	954,897
440,993	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	5,900,486
210,476	Western Asset/Claymore Inflation-Linked Securities & Income Fund	2,793,017
		125,601,426
	Bonds/High Yield—27.7%
329,869	AllianceBernstein Global High Income Fund, Inc.	5,284,501
316,400	BlackRock Build America Bond Trust	7,188,608
117,946	BlackRock Corporate High Yield Fund III, Inc.	928,235
109,983	BlackRock Corporate High Yield Fund V, Inc.	1,415,481
135,204	BlackRock Corporate High Yield Fund VI, Inc.	1,731,963
113,938	BlackRock Corporate High Yield Fund, Inc.	863,650
428,251	BlackRock Debt Strategies Fund, Inc.	1,820,067
91,854	BlackRock Floating Rate Income	1,384,240
181,387	BlackRock Floating Rate Income Strategies Fund, Inc.	2,748,013
222,178	BlackRock Senior High Income Fund, Inc.	944,256
165,109	Credit Suisse Asset Management Income Fund, Inc.	663,738
292,769	Credit Suisse High Yield Bond Fund	925,150
232,968	Dreyfus High Yield Strategies Fund	1,001,762
140,143	Eaton Vance Floating-Rate Income Trust	2,348,797
526,994	Eaton Vance Limited Duration Income Fund	8,969,438
126,740	Eaton Vance Senior Floating-Rate Trust	2,059,525
78,182	First Trust Aberdeen Global Opportunity Income Fund	1,414,312
164,227	First Trust High Income Long/Short Fund	3,084,183
108,692	First Trust Senior Floating Rate Income Fund II	1,701,030
142,495	Flaherty & Crumrine/Claymore Preferred Securities Income Fund, Inc.	2,807,151
123,282	Global High Income Fund, Inc.	1,570,613
761,550	ING Prime Rate Trust	4,683,532
72,121	John Hancock Preferred Income Fund	1,661,668
79,722	John Hancock Preferred Income Fund II	1,831,214
120,579	John Hancock Preferred Income Fund III	2,374,201
246,537	Managed High Yield Plus Fund, Inc.	537,451

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares CEF Income Composite Portfolio (PCEF)

October 31, 2012

Number of Shares		Value
	Closed-End Funds (Continued)
157,288	Morgan Stanley Emerging Markets Debt Fund, Inc.	$1,878,019
64,291	Neuberger Berman High Yield Strategies Fund, Inc.	912,289
73,652	New America High Income Fund, Inc.	778,502
441,056	NexPoint Credit Strategies Fund	2,928,612
202,043	Nuveen Floating Rate Income Fund	2,547,762
18,871	Nuveen Mortgage Opportunity Term Fund 2	520,840
126,530	Nuveen Senior Income Fund	951,506
206,691	PIMCO Corporate Opportunity Fund	4,193,760
79,818	PIMCO Income Strategy Fund	1,047,212
191,030	PIMCO Income Strategy Fund II	2,179,652
160,887	Templeton Emerging Markets Income Fund	2,749,559
278,654	Wells Fargo Advantage Multi-Sector Income Fund	4,608,937
170,425	Western Asset Emerging Markets Debt Fund, Inc.	3,597,672
153,696	Western Asset Emerging Markets Income Fund, Inc.	2,428,397
131,264	Western Asset Global High Income Fund, Inc.	1,798,317
257,683	Western Asset High Income Fund II, Inc.	2,618,059
242,947	Western Asset High Income Opportunity Fund, Inc.	1,537,855
74,733	Western Asset High Yield Defined Opportunity Fund, Inc.	1,388,539
151,778	Western Asset Managed High Income Fund, Inc.	960,755
36,410	Western Asset Premier Bond Fund	600,765
		102,169,788
	Equity—0.8%
199,393	John Hancock Premium Dividend Fund	2,855,308
	Option Income—37.5%
98,650	Advent Claymore Enhanced Growth & Income Fund	933,229
36,453	AGIC International & Premium Strategy Fund	351,771
289,169	BlackRock Enhanced Capital and Income Fund, Inc.	3,756,305
1,315,118	BlackRock Enhanced Equity Dividend Trust	9,745,024
167,745	BlackRock Global Energy and Resources Trust	4,072,849
501,247	BlackRock Global Opportunities Equity Trust	6,636,510
35,686	BlackRock Health Sciences Trust	994,212
805,928	BlackRock International Growth and Income Trust	5,971,927
203,908	BlackRock Real Asset Equity Trust	2,118,604
84,553	Columbia Seligman Premium Technology Growth Fund	1,213,336
Number of Shares		Value
	Closed-End Funds (Continued)
178,073	Dow 30 Enhanced Premium & Income Fund, Inc.	$1,905,381
77,599	Dow 30 Premium & Dividend Income Fund, Inc.	1,041,379
297,110	Eaton Vance Enhanced Equity Income Fund	3,229,586
356,894	Eaton Vance Enhanced Equity Income Fund II	3,886,576
556,443	Eaton Vance Risk-Managed Diversified Equity Income Fund	5,881,603
122,281	Eaton Vance Tax-Managed Buy-Write Income Fund	1,753,510
439,458	Eaton Vance Tax-Managed Buy-Write Opportunities Fund	5,554,749
1,167,957	Eaton Vance Tax-Managed Diversified Equity Income Fund	11,107,271
801,621	Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund	8,857,912
2,349,058	Eaton Vance Tax-Managed Global Diversified Equity Income Fund	20,953,597
145,755	First Trust Enhanced Equity Income Fund	1,741,772
112,293	Guggenheim Enhanced Equity Income Fund	987,055
47,532	ING Asia Pacific High Dividend Equity Income Fund	733,419
121,563	ING Global Advantage and Premium Opportunity Fund	1,366,368
615,621	ING Global Equity Dividend & Premium Opportunity Fund	5,509,808
112,292	ING Infrastructure Industrials and Materials Fund	1,860,678
43,873	ING Risk Managed Natural Resources Fund	492,694
138,968	Madison/Claymore Covered Call & Equity Strategy Fund	1,089,509
79,652	NASDAQ Premium Income & Growth Fund, Inc.	1,227,437
551,908	NFJ Dividend Interest & Premium Strategy Fund	9,123,039
182,769	Nuveen Equity Premium Advantage Fund	2,235,265
115,948	Nuveen Equity Premium and Growth Fund	1,529,354
269,752	Nuveen Equity Premium Income Fund	3,353,017
465,504	Nuveen Equity Premium Opportunity Fund	5,772,250
109,165	Nuveen Global Value Opportunities Fund	1,646,208
		138,633,204
	Total Investments (Cost $352,914,693)—100.0%	369,259,726
	Other assets less liabilities—0.0%	6,761
	Net Assets—100.0%	$369,266,487

Notes to Schedule of Investments:

(a)  Affiliated company. The Fund's Adviser and the Adviser for Invesco Van Kampen Bond Fund are subsidiaries of Invesco Ltd. and therefore, Invesco Van Kampen Bond Fund is considered to be affiliated with the Fund. See Note 4.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)

October 31, 2012

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds—97.6%
		Bermuda—3.7%
CNY	1,000,000	Beijing Enterprises Water Group Ltd.	3.750%	06/30/14	$160,016
CNY	2,000,000	Genting Hong Kong Ltd.	3.950	06/30/14	315,129
CNY	1,000,000	Silvery Castle Ltd.	2.750	07/14/14	156,708
					631,853
		British Virgin Islands—16.6%
CNY	2,000,000	Avic International Finance & Investment Ltd.	4.800	07/09/15	326,901
CNY	1,000,000	Big Will Investments Ltd.	7.000	04/29/14	157,345
CNY	1,000,000	CNPC Golden Autumn Ltd.	2.550	10/26/13	159,589
CNY	1,000,000	Rainbow Days Ltd.	2.000	06/30/14	156,115
CNY	3,000,000	Rainbow Days Ltd.	3.000	06/30/16	462,730
CNY	3,000,000	Right Century Ltd.	1.850	06/03/14	466,269
CNY	1,000,000	Road King Infrastructure Finance 2011 Ltd.	6.000	02/25/14	158,584
CNY	1,000,000	Sinochem Offshore Capital Co. Ltd.	1.800	01/18/14	157,084
CNY	3,000,000	Value Success International Ltd.	2.075	06/09/14	467,529
CNY	2,000,000	Victor Soar Ltd.	5.750	11/10/14	320,795
					2,832,941
		Cayman Islands—4.6%
CNY	1,000,000	China Shanshui Cement Group Ltd.	6.500	07/22/14	159,264
CNY	1,000,000	Intime Department Store Group Co. Ltd.	4.650	07/21/14	156,398
CNY	1,000,000	New World China Land Ltd.	8.500	04/11/15	171,351
CNY	2,000,000	Zhongsheng Group Holdings Ltd.	4.750	04/21/14	297,604
					784,617
		China—32.4%
CNY	1,000,000	Agricultural Development Bank of China	3.000	01/17/14	160,012
CNY	1,000,000	Agricultural Development Bank of China	3.200	06/22/15	160,429
CNY	1,000,000	Bank of China Ltd.	2.900	09/30/13	160,164
CNY	3,000,000	Bank of East Asia China Ltd.	3.650	05/11/15	485,333
CNY	1,000,000	China Development Bank Corp.	2.700	11/11/13	160,007
CNY	1,000,000	China Development Bank Corp.	2.950	08/02/15	159,762
CNY	1,000,000	China Development Bank Corp.	4.200	01/19/27	162,147
CNY	1,000,000	China Government Bond	0.600	08/18/14	155,382
CNY	4,000,000	China Government Bond	1.400	08/18/16	613,331
CNY	3,000,000	China Government Bond	2.560	06/29/17	476,464
CNY	2,000,000	China Government Bond	1.940	08/18/18	305,055
CNY	2,000,000	China Government Bond	2.360	08/18/21	302,749
CNY	2,000,000	China Government Bond	3.480	06/29/27	323,473
CNY	2,000,000	China Government Bond	1.000	12/01/13	315,617
CNY	2,000,000	China Government Bond	1.800	12/01/15	313,414
CNY	1,000,000	China Government Bond	2.480	12/01/20	153,580
CNY	1,000,000	Export-Import Bank of China	2.700	04/07/14	159,580
CNY	1,000,000	Export-Import Bank of China	3.350	06/18/17	160,499
CNY	1,000,000	Industrial & Commercial Bank of China Ltd.	3.000	08/14/15	159,951
CNY	2,000,000	Shanghai Baosteel Group Corp.	3.125	12/01/13	320,367
CNY	1,000,000	Shanghai Baosteel Group Corp.	3.500	12/01/14	160,836
CNY	1,000,000	Shanghai Baosteel Group Corp.	4.150	03/01/17	163,020
					5,531,172

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)

October 31, 2012

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (Continued)
		France—0.9%
CNY	1,000,000	Air Liquide Finance SA	3.000%	09/19/16	$158,531
		Germany—1.9%
CNY	2,000,000	KFW	2.000	05/21/14	317,679
		Hong Kong—17.9%
CNY	2,000,000	BECL Investment Holding Ltd.	4.750	02/21/14	321,832
CNY	1,000,000	BYD HK Co. Ltd.	4.500	04/28/14	145,881
CNY	2,000,000	China Datang Overseas Hong Kong Co. Ltd.	4.500	06/15/15	323,756
CNY	1,000,000	China Resources Power Holdings Co. Ltd.	2.900	11/12/13	159,649
CNY	1,000,000	China Resources Power Holdings Co. Ltd.	3.750	11/12/15	160,723
CNY	1,000,000	Eastern Air Overseas Hong Kong Corp. Ltd.	4.000	08/08/14	160,648
CNY	1,000,000	Far East Horizon Ltd.	3.900	06/03/14	157,099
CNY	1,000,000	Galaxy Entertainment Group Ltd.	4.625	12/16/13	160,908
CNY	2,000,000	Gemdale International Holding Ltd.	9.150	07/26/15	337,714
CNY	1,000,000	Hainan Airlines Hong Kong Co. Ltd.	6.000	09/16/14	155,615
CNY	1,000,000	HKCG Finance Ltd., Series E, MTN	1.400	04/11/16	150,611
CNY	1,000,000	Industrial & Commercial Bank of China Asia Ltd., Series E, MTN	6.000	11/04/21	172,019
CNY	1,000,000	Lafarge Shui On Cement Ltd.	9.000	11/14/14	170,565
CNY	1,000,000	Singamas Container Holdings Ltd.	4.750	04/14/14	155,551
CNY	2,000,000	Sinotruk Hong Kong Ltd.	4.500	08/01/14	321,837
					3,054,408
		Luxembourg—1.9%
CNY	2,000,000	VTB Bank OJSC Via VTB Capital SA	2.950	12/23/13	318,006
		Malaysia—1.9%
CNY	2,000,000	Axiata SPV2 BHD, Series E, MTN	3.750	09/18/14	320,580
		Mexico—1.9%
CNY	2,000,000	America Movil SAB de CV	3.500	02/08/15	322,762
		Netherlands—0.9%
CNY	1,000,000	Volkswagen International Finance NV, Series E, MTN	2.150	05/23/16	156,106
		Singapore—0.9%
CNY	1,000,000	Global Logistic Properties Ltd.	3.375	05/11/16	157,457
		South Korea—3.7%
CNY	2,000,000	Export-Import Bank of Korea, Series E, MTN	3.250	07/27/15	320,681
CNY	2,000,000	Korea Development Bank (The)	3.300	06/21/15	321,291
					641,972
		Supranational—1.8%
CNY	2,000,000	Asian Development Bank, Series E, MTN	2.850	10/21/20	317,650
		United Arab Emirates—1.9%
CNY	2,000,000	Emirates NBD PJSC, Series E, MTN	4.875	03/12/15	325,529
		United Kingdom—0.9%
CNY	1,000,000	HSBC Bank PLC, Series E, MTN	2.875	04/30/15	160,530

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)

October 31, 2012

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (Continued)
		United States—3.8%
CNY	2,000,000	Caterpillar Financial Services Corp., Series E, MTN	2.900%	03/16/14	$319,870
CNY	2,000,000	Ford Motor Co.	4.875	03/26/15	327,303
					647,173
		Total Corporate Bonds (Cost $16,439,475)			16,678,966
	Number of Shares
		Money Market Fund—1.5%
	252,963	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $252,963)			252,963
		Total Investments (Cost $16,692,438)—99.1%			16,931,929
		Other assets less liabilities—0.9%			160,701
		Net Assets—100.0%			$17,092,630

Investment Abbreviations:

MTN—Medium-Term Notes

CNY—Chinese Yuan

Notes to Schedule of Investments:

(a)  Foreign denominated security. Principal amount denominated in currency indicated.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Convertible Securities Portfolio (CVRT)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Convertible Bonds—79.6%
	Aerospace/Defense—1.1%
$100,000	L-3 Communications Holdings, Inc.	3.000%	08/01/35	$100,750
	Airlines—2.5%
100,000	United Continental Holdings, Inc.	6.000	10/15/29	231,438
	Auto Parts & Equipment—0.5%
50,000	Icahn Enterprises LP(a)	4.000	08/15/13	50,400
	Beverages—1.1%
100,000	Molson Coors Brewing Co.	2.500	07/30/13	102,813
	Biotechnology—11.8%
400,000	Amgen, Inc., Series B	0.375	02/01/13	453,500
200,000	Gilead Sciences, Inc., Series C	1.000	05/01/14	304,375
100,000	Gilead Sciences, Inc., Series D	1.625	05/01/16	157,563
100,000	Incyte Corp. Ltd.	4.750	10/01/15	193,437
				1,108,875
	Coal—1.0%
100,000	Peabody Energy Corp.	4.750	12/15/41	91,125
	Commercial Services—1.8%
100,000	Hertz Global Holdings, Inc.	5.250	06/01/14	172,812
	Computers—5.4%
150,000	EMC Corp., Series B	1.750	12/01/13	232,876
150,000	NetApp, Inc.	1.750	06/01/13	158,437
100,000	SanDisk Corp.	1.500	08/15/17	111,563
				502,876
	Diversified Financial Services—1.2%
100,000	Affiliated Managers Group, Inc.	3.950	08/15/38	111,812
	Electrical Components & Equipment—2.2%
100,000	General Cable Corp.	0.875	11/15/13	99,625
100,000	General Cable Corp.(b)	4.500	11/15/29	104,937
				204,562
	Healthcare-Products—3.6%
100,000	Hologic, Inc.(b)	2.000	03/01/42	98,937
100,000	Kinetic Concepts, Inc.(c)	3.250	04/15/15	87,980
150,000	Medtronic, Inc., Series B	1.625	04/15/13	151,594
				338,511
	Healthcare-Services—1.1%
100,000	LifePoint Hospitals, Inc.	3.500	05/15/14	103,250
	Insurance—3.0%
100,000	CNO Financial Group, Inc.	7.000	12/30/16	181,562
100,000	Old Republic International Corp.	3.750	03/15/18	103,000
				284,562

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Convertible Securities Portfolio (CVRT)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Convertible Bonds (Continued)
	Internet—5.9%
$100,000	priceline.com, Inc.(c)	1.250%	03/15/15	$195,063
100,000	Symantec Corp., Series B	1.000	06/15/13	108,750
200,000	VeriSign, Inc.	3.250	08/15/37	248,625
				552,438
	Investment Companies—1.7%
150,000	Ares Capital Corp.(c)	5.750	02/01/16	159,844
	Iron/Steel—1.1%
100,000	United States Steel Corp.	4.000	05/15/14	102,563
	Lodging—1.6%
100,000	Ryman Hospitality Properties(c)	3.750	10/01/14	150,812
	Media—1.8%
100,000	XM Satellite Radio, Inc.(c)	7.000	12/01/14	165,500
	Mining—2.7%
100,000	Alcoa, Inc.	5.250	03/15/14	144,437
75,000	Newmont Mining Corp., Series B	1.625	07/15/17	106,594
				251,031
	Miscellaneous Manufacturing—2.1%
100,000	Textron, Inc.	4.500	05/01/13	193,313
	Oil & Gas—2.8%
100,000	Chesapeake Energy Corp.	2.500	05/15/37	93,000
100,000	Pioneer Natural Resources Co.	2.875	01/15/38	175,000
				268,000
	Oil & Gas Services—1.1%
100,000	Hornbeck Offshore Services, Inc.(b)	1.625	11/15/26	102,630
	Pharmaceuticals—5.0%
100,000	Cephalon, Inc.	2.000	06/01/15	174,643
100,000	Mylan, Inc.	3.750	09/15/15	198,187
100,000	Omnicare, Inc.	3.250	12/15/35	99,188
				472,018
	REITs—2.5%
100,000	Annaly Capital Management, Inc.	4.000	02/15/15	123,250
100,000	Boston Properties LP(c)	3.625	02/15/14	107,500
				230,750
	Retail—3.2%
150,000	Group 1 Automotive, Inc.(b)	2.250	06/15/36	177,281
100,000	Regis Corp.	5.000	07/15/14	122,188
				299,469
	Semiconductors—6.3%
100,000	Intel Corp.	2.950	12/15/35	109,000
200,000	Intel Corp.	3.250	08/01/39	244,125
200,000	Microchip Technology, Inc.	2.125	12/15/37	242,875
				596,000
See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Convertible Securities Portfolio (CVRT)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Convertible Bonds (Continued)
	Software—2.3%
$100,000	Microsoft Corp.(c)(d)		06/15/13	$102,625
100,000	Nuance Communications, Inc.	2.750%	11/01/31	109,437
				212,062
	Telecommunications—3.2%
100,000	Ciena Corp.	0.875	06/15/17	84,500
100,000	Ciena Corp.(c)	4.000	03/15/15	105,625
100,000	Level 3 Communications, Inc.	15.000	01/15/13	106,250
				296,375
	Total Convertible Bonds (Cost $7,633,036)			7,456,591
Number of Shares
	Convertible Preferred Stocks—19.8%
	Auto Manufacturers—3.5%
8,000	General Motors Co., Series B, $2.38			324,960
	Banks—6.6%
100	Bank of America Corp., Series L, $72.50			111,473
1,000	Citigroup, Inc., $7.50			102,200
700	Fifth Third Bancorp, Series G, $8.50			95,361
250	Wells Fargo & Co., Series L, $75.00			312,500
				621,534
	Electric—2.6%
4,525	PPL Corp., $4.38			245,119
	Hand/Machine Tools—1.0%
800	Stanley Black & Decker, Inc., $4.75			96,856
	Insurance—1.5%
3,000	MetLife, Inc., $2.50			139,470
	Oil & Gas—2.8%
2,500	Apache Corp., Series D, $3.00			116,650
150	Chesapeake Energy Corp., Series A, $57.50(c)			142,594
				259,244
	REITs—1.8%
3,000	Health Care REIT, Inc., Series I, $3.25			168,900
	Total Convertible Preferred Stocks (Cost $2,022,857)			1,856,083
	Total Investments (Cost $9,655,893)—99.4%			9,312,674
	Other assets less liabilities—0.6%			57,090
	Net Assets—100.0%			$9,369,764

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Convertible Securities Portfolio (CVRT)

October 31, 2012

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)  Variable rate coupon. Stated interest rate was in effect at October 31, 2012.

(b)  Denotes a step-up bond. The rate indicated is the current coupon as of October 31, 2012.

(c)  Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2012 was $1,217,543 which represents 12.99% of the Fund's Net Assets.

(d)  Denotes a zero coupon security issued at a substantial discount from its value at maturity.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Sovereign Debt Obligations—98.5%
	Brazil—4.3%
$23,793,000	Republic of Brazil	8.250%	01/20/34	$39,139,485
27,136,000	Republic of Brazil	7.125	01/20/37	40,975,360
30,934,000	Republic of Brazil	5.625	01/07/41	39,750,190
				119,865,035
	Colombia—4.3%
26,011,000	Republic of Colombia	8.125	05/21/24	39,081,528
25,680,000	Republic of Colombia	7.375	09/18/37	39,804,000
30,850,000	Republic of Colombia	6.125	01/18/41	42,264,500
				121,150,028
	Croatia—4.5%
36,452,000	Republic of Croatia	6.750	11/05/19	42,010,930
36,782,000	Republic of Croatia	6.625	07/14/20	42,250,380
38,034,000	Republic of Croatia	6.375	03/24/21	43,298,666
				127,559,976
	El Salvador—4.4%
33,104,000	Republic of El Salvador	8.250	04/10/32	40,717,920
35,481,000	Republic of El Salvador	7.650	06/15/35	41,424,067
36,176,000	Republic of El Salvador	7.625	02/01/41	42,235,480
				124,377,467
	Hungary—4.6%
38,370,000	Republic of Hungary	6.250	01/29/20	42,698,136
37,186,000	Republic of Hungary	6.375	03/29/21	41,603,697
37,686,000	Republic of Hungary	7.625	03/29/41	44,959,398
				129,261,231
	Indonesia—4.3%
23,706,000	Republic of Indonesia	8.500	10/12/35	38,166,660
30,475,000	Republic of Indonesia	6.625	02/17/37	41,065,063
26,577,000	Republic of Indonesia	7.750	01/17/38	40,430,261
				119,661,984
	Lithuania—4.4%
32,091,000	Republic of Lithuania	7.375	02/11/20	40,916,025
34,837,000	Republic of Lithuania	6.125	03/09/21	42,065,677
33,743,000	Republic of Lithuania	6.625	02/01/22	41,883,499
				124,865,201
	Mexico—4.3%
25,555,000	United Mexican States, Series A, MTN	7.500	04/08/33	38,907,488
27,374,000	United Mexican States, Series A, MTN	6.750	09/27/34	38,871,080
31,382,000	United Mexican States, Series A, MTN	6.050	01/11/40	41,816,515
				119,595,083
	Pakistan—4.0%
58,683,000	Islamic Republic of Pakistan	7.125	03/31/16	55,162,020
63,585,000	Islamic Republic of Pakistan	6.875	06/01/17	57,862,350
				113,024,370

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Sovereign Debt Obligations (Continued)
	Panama—4.2%
$33,003,000	Republic of Panama	5.200%	01/30/20	$40,098,645
27,086,000	Republic of Panama	7.125	01/29/26	39,003,840
23,795,000	Republic of Panama	8.875	09/30/27	38,785,850
				117,888,335
	Peru—4.4%
26,899,000	Republic of Peru	7.350	07/21/25	39,272,540
23,927,000	Republic of Peru	8.750	11/21/33	41,991,885
32,828,000	Republic of Peru	5.625	11/18/50	42,676,400
				123,940,825
	Philippines—4.3%
22,807,000	Republic of Philippines	9.500	02/02/30	39,940,759
26,412,000	Republic of Philippines	7.750	01/14/31	40,905,585
28,684,000	Republic of Philippines	6.375	10/23/34	39,942,470
				120,788,814
	Poland—4.2%
31,196,000	Republic of Poland	6.375	07/15/19	38,956,005
33,623,000	Republic of Poland	5.125	04/21/21	39,595,790
33,308,000	Republic of Poland	5.000	03/23/22	38,893,418
				117,445,213
	Qatar—4.5%
20,802,000	State of Qatar	9.750	06/15/30	37,406,156
31,403,000	State of Qatar	6.400	01/20/40	43,917,096
34,356,000	State of Qatar	5.750	01/20/42	44,491,020
				125,814,272
	Romania—4.3%
104,961,000	Romania, MTN	6.750	02/07/22	121,623,559
	Russia—4.2%
23,808,000	Russian Foreign Bond - Eurobond	11.000	07/24/18	35,057,280
34,000,000	Russian Foreign Bond - Eurobond	5.000	04/29/20	39,457,000
35,000,000	Russian Foreign Bond - Eurobond	5.625	04/04/42	42,133,000
				116,647,280
	South Africa—4.0%
31,071,000	Republic of South Africa	5.500	03/09/20	36,455,604
31,500,000	Republic of South Africa	5.875	05/30/22	38,284,218
29,762,000	Republic of South Africa	6.250	03/08/41	38,392,980
				113,132,802
	South Korea—4.0%
47,429,000	Republic of Korea	5.125	12/07/16	54,938,671
43,454,000	Republic of Korea	7.125	04/16/19	56,768,001
				111,706,672
	Turkey—4.6%
30,854,000	Republic of Turkey	8.000	02/14/34	44,198,355
34,336,000	Republic of Turkey	6.875	03/17/36	44,312,325
30,779,000	Republic of Turkey	7.250	03/05/38	41,628,597
				130,139,277

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Sovereign Debt Obligations (Continued)
	Ukraine—4.3%
$39,964,000	Ukraine Government	6.580%	11/21/16	$39,746,596
39,944,000	Ukraine Government	6.750	11/14/17	39,720,314
38,833,000	Ukraine Government	7.750	09/23/20	40,721,060
				120,187,970
	Uruguay—4.3%
26,638,000	Republic of Uruguay	8.000	11/18/22	38,625,100
26,676,000	Republic of Uruguay, PIK	7.875	01/15/33	41,614,560
25,383,000	Republic of Uruguay	7.625	03/21/36	39,660,938
				119,900,598
	Venezuela—4.0%
33,683,000	Republic of Venezuela	13.625	08/15/18	37,556,545
42,899,000	Republic of Venezuela	9.000	05/07/23	37,858,368
36,115,000	Republic of Venezuela	11.750	10/21/26	36,747,012
				112,161,925
	Vietnam—4.1%
50,467,000	Socialist Republic of Vietnam	6.875	01/15/16	56,018,370
50,008,000	Socialist Republic of Vietnam	6.750	01/29/20	58,634,380
				114,652,750
	Total Sovereign Debt Obligations (Cost $2,521,348,603)			2,765,390,667
Number of Shares
	Money Market Fund—0.3%
8,915,801	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $8,915,801)			8,915,801
	Total Investments (Cost $2,530,264,404)—98.8%			2,774,306,468
	Other assets less liabilities—1.2%			34,479,819
	Net Assets—100.0%			$2,808,786,287

Investment Abbreviations:

MTN—Medium-Term Notes

PIK—Payment-In-Kind Bonds

See Notes to Financial Statements.

Schedule of Investments

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—98.0%
	Advertising—1.0%
$4,243,000	Interpublic Group of Cos., Inc. (The)	6.250%	11/15/14	$4,603,655
1,800,000	Lamar Media Corp.	9.750	04/01/14	2,007,000
1,980,000	Lamar Media Corp.	5.875	02/01/22	2,108,700
				8,719,355
	Aerospace/Defense—1.5%
3,800,000	Alliant Techsystems, Inc.	6.875	09/15/20	4,180,000
2,700,000	B/E Aerospace, Inc.	5.250	04/01/22	2,821,500
3,200,000	TransDigm, Inc.	7.750	12/15/18	3,544,000
2,085,000	Triumph Group, Inc.	8.625	07/15/18	2,350,837
				12,896,337
	Agriculture—0.4%
3,500,000	Alliance One International, Inc.	10.000	07/15/16	3,631,250
	Apparel—0.5%
3,600,000	Hanesbrands, Inc.	6.375	12/15/20	3,946,500
	Auto Parts & Equipment—2.9%
5,300,000	Dana Holding Corp.	6.500	02/15/19	5,558,375
3,550,000	Exide Technologies	8.625	02/01/18	2,897,687
8,590,000	Goodyear Tire & Rubber Co. (The)	8.250	08/15/20	9,373,838
2,415,000	Lear Corp.	8.125	03/15/20	2,695,744
3,580,000	Tenneco, Inc.	6.875	12/15/20	3,915,625
				24,441,269
	Banks—3.6%
7,750,000	CIT Group, Inc.	5.000	05/15/17	8,205,700
2,960,000	Discover Bank	8.700	11/18/19	3,875,626
5,301,000	Regions Bank	7.500	05/15/18	6,398,095
5,477,000	Regions Financial Corp.	7.750	11/10/14	6,052,085
5,637,000	Synovus Financial Corp.	5.125	06/15/17	5,552,445
				30,083,951
	Beverages—0.6%
2,215,000	Constellation Brands, Inc.	7.250	09/01/16	2,569,400
1,900,000	Constellation Brands, Inc.	7.250	05/15/17	2,246,750
				4,816,150
	Biotechnology—0.5%
3,575,000	Bio-Rad Laboratories, Inc.	4.875	12/15/20	3,844,408
	Building Materials—1.8%
2,653,000	Griffon Corp.	7.125	04/01/18	2,812,180
2,000,000	Headwaters, Inc.	7.625	04/01/19	2,055,000
2,755,000	Masco Corp.	6.125	10/03/16	3,018,155
2,500,000	Masco Corp.	7.125	03/15/20	2,903,592
3,500,000	Owens Corning	9.000	06/15/19	4,458,241
				15,247,168
	Chemicals—2.5%
5,900,000	Ashland, Inc.(a)	4.750	08/15/22	6,047,500
5,300,000	Celanese US Holdings LLC	6.625	10/15/18	5,803,500
4,400,000	Huntsman International LLC	8.625	03/15/21	5,027,000

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (Continued)
$1,800,000	Kraton Performance Polymers, Inc.	6.750%	03/01/19	$1,863,000
2,340,000	PolyOne Corp.	7.375	09/15/20	2,533,050
				21,274,050
	Coal—1.7%
3,700,000	Alpha Natural Resources, Inc.	6.000	06/01/19	3,265,250
1,188,000	Arch Coal, Inc.	8.750	08/01/16	1,208,790
2,200,000	CONSOL Energy, Inc.	8.000	04/01/17	2,337,500
2,200,000	CONSOL Energy, Inc.	8.250	04/01/20	2,343,000
2,200,000	Peabody Energy Corp.	7.375	11/01/16	2,530,000
2,500,000	Peabody Energy Corp.	6.500	09/15/20	2,662,500
				14,347,040
	Commercial Services—4.8%
5,000,000	Avis Budget Car Rental LLC	8.250	01/15/19	5,481,250
3,500,000	Cenveo Corp.	8.875	02/01/18	3,176,250
4,800,000	Corelogic, Inc., Gtd. Notes	7.250	06/01/21	5,316,000
2,700,000	Corrections Corp. of America	7.750	06/01/17	2,899,125
2,900,000	FTI Consulting, Inc.	6.750	10/01/20	3,103,000
7,012,000	Hertz Corp. (The)	6.750	04/15/19	7,476,545
3,400,000	Iron Mountain, Inc.	8.375	08/15/21	3,774,000
3,200,000	R.R. Donnelley & Sons Co.	7.250	05/15/18	3,196,000
3,300,000	RR Donnelley & Sons Co.	6.125	01/15/17	3,267,000
2,065,000	Verisk Analytics, Inc.	5.800	05/01/21	2,352,465
				40,041,635
	Diversified Financial Services—10.5%
1,400,000	Aircastle Ltd. (Bermuda)	6.750	04/15/17	1,505,000
1,300,000	Aircastle Ltd. (Bermuda)	9.750	08/01/18	1,477,125
3,200,000	Discover Financial Services	6.450	06/12/17	3,762,998
5,900,000	E*Trade Financial Corp.	6.750	06/01/16	6,298,250
7,700,000	Ford Motor Credit Co. LLC	8.000	12/15/16	9,344,181
8,200,000	Ford Motor Credit Co. LLC	5.875	08/02/21	9,457,970
12,900,000	General Motors Financial Co., Inc.(a)	4.750	08/15/17	13,221,055
3,170,000	General Motors Financial Co., Inc.	6.750	06/01/18	3,518,538
10,400,000	International Lease Finance Corp.	8.750	03/15/17	12,195,560
10,300,000	International Lease Finance Corp.	8.250	12/15/20	12,166,875
1,442,000	National Money Mart Co. (Canada)	10.375	12/15/16	1,616,843
6,950,000	SLM Corp., MTN	6.250	01/25/16	7,541,098
5,408,000	SLM Corp., MTN	8.000	03/25/20	6,290,153
				88,395,646
	Electric—3.7%
4,200,000	AES Corp. (The)	7.750	10/15/15	4,735,500
4,128,000	AES Corp. (The)	8.000	10/15/17	4,742,040
6,701,000	Ameren Corp.	8.875	05/15/14	7,427,321
2,543,000	GenOn Energy, Inc.	7.875	06/15/17	2,759,155
2,800,000	GenOn Energy, Inc.	9.500	10/15/18	3,206,000
7,050,000	NRG Energy, Inc.	8.250	09/01/20	7,807,875
				30,677,891
	Electrical Components & Equipment—0.4%
3,450,000	Anixter International, Inc.	5.625	05/01/19	3,648,375

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (Continued)
	Electronics—0.6%
$5,050,000	Jabil Circuit, Inc.	5.625%	12/15/20	$5,390,875
	Entertainment—1.0%
2,839,000	Cinemark USA, Inc.	8.625	06/15/19	3,158,387
1,300,000	Pinnacle Entertainment, Inc.	8.625	08/01/17	1,410,500
1,000,000	Pinnacle Entertainment, Inc.	8.750	05/15/20	1,097,500
2,300,000	Vail Resorts, Inc.	6.500	05/01/19	2,507,000
				8,173,387
	Environmental Control—0.5%
3,675,000	Covanta Holding Corp.	7.250	12/01/20	4,097,948
	Food—2.4%
2,170,000	B&G Foods, Inc.	7.625	01/15/18	2,349,025
3,500,000	Dean Foods Co.	7.000	06/01/16	3,784,375
3,300,000	Dean Foods Co.	9.750	12/15/18	3,732,300
2,200,000	Ingles Markets, Inc.	8.875	05/15/17	2,378,750
2,355,000	Smithfield Foods, Inc.	7.750	07/01/17	2,672,925
2,600,000	Smithfield Foods, Inc.	6.625	08/15/22	2,730,000
2,150,000	TreeHouse Foods, Inc.	7.750	03/01/18	2,359,625
				20,007,000
	Forest Products & Paper—0.4%
1,260,000	Cascades, Inc. (Canada)	7.750	12/15/17	1,335,600
1,883,000	Clearwater Paper Corp.	7.125	11/01/18	2,063,062
				3,398,662
	Healthcare-Products—0.4%
1,400,000	Alere, Inc.	9.000	05/15/16	1,485,750
1,400,000	Alere, Inc.	8.625	10/01/18	1,477,000
				2,962,750
	Healthcare-Services—5.7%
3,563,000	AMERIGROUP Corp.	7.500	11/15/19	4,177,618
5,999,000	Community Health Systems, Inc.	8.000	11/15/19	6,501,416
5,300,000	DaVita, Inc.	5.750	08/15/22	5,565,000
3,500,000	HCA, Inc.	6.500	02/15/16	3,845,625
5,390,000	HCA, Inc.	6.500	02/15/20	5,969,425
5,300,000	Health Net, Inc.	6.375	06/01/17	5,551,750
3,800,000	Kindred Healthcare, Inc.	8.250	06/01/19	3,743,000
3,300,000	LifePoint Hospitals, Inc.	6.625	10/01/20	3,580,500
4,800,000	Tenet Healthcare Corp.	6.250	11/01/18	5,220,000
3,406,000	Universal Health Services, Inc.	7.125	06/30/16	3,874,325
				48,028,659
	Holding Companies-Diversified—0.6%
2,500,000	Leucadia National Corp.	8.125	09/15/15	2,828,125
2,375,000	Susser Holdings LLC	8.500	05/15/16	2,553,125
				5,381,250
	Home Builders—2.5%
3,300,000	Centex Corp.	6.500	05/01/16	3,762,000
2,402,000	D.R. Horton, Inc.	6.500	04/15/16	2,696,245
1,000,000	D.R. Horton, Inc.	4.375	09/15/22	1,007,500

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (Continued)
$3,400,000	KB Home	8.000%	03/15/20	$3,816,500
4,020,000	Lennar Corp., Series B	5.600	05/31/15	4,331,550
1,845,000	Standard Pacific Corp.	8.375	05/15/18	2,158,650
2,350,000	Toll Brothers Finance Corp.	8.910	10/15/17	2,970,139
				20,742,584
	Household Products/Wares—0.4%
2,900,000	Central Garden and Pet Co.	8.250	03/01/18	3,074,000
	Internet—0.7%
2,400,000	Equinix, Inc.	8.125	03/01/18	2,649,000
2,500,000	Expedia, Inc.	5.950	08/15/20	2,764,667
				5,413,667
	Iron/Steel—1.9%
3,950,000	AK Steel Corp.	7.625	05/15/20	3,436,500
3,755,000	Commercial Metals Co.	7.350	08/15/18	4,055,400
1,900,000	Steel Dynamics, Inc.	7.625	03/15/20	2,092,375
3,100,000	U.S. Steel Corp.	6.050	06/01/17	3,177,500
3,092,000	United States Steel Corp.	7.375	04/01/20	3,122,920
				15,884,695
	Leisure Time—0.7%
5,300,000	Royal Caribbean Cruises Ltd. (Liberia)	7.250	06/15/16	6,015,500
	Lodging—2.3%
3,000,000	Ameristar Casinos, Inc.	7.500	04/15/21	3,225,000
2,900,000	Boyd Gaming Corp.	9.125	12/01/18	3,008,750
2,000,000	Choice Hotels International, Inc.	5.750	07/01/22	2,200,000
2,800,000	MGM Resorts International	6.625	07/15/15	2,989,000
2,500,000	MGM Resorts International	11.125	11/15/17	2,768,750
4,800,000	Wynn Las Vegas LLC	7.750	08/15/20	5,412,000
				19,603,500
	Machinery-Diversified—0.4%
2,950,000	Manitowoc Co., Inc. (The)	8.500	11/01/20	3,326,125
	Media—3.3%
2,560,000	AMC Networks, Inc.	7.750	07/15/21	2,912,000
2,600,000	Cablevision Systems Corp.	8.625	09/15/17	3,048,500
4,000,000	CCO Holdings LLC / CCO Holdings Capital Corp.	6.625	01/31/22	4,360,000
927,000	CSC Holdings LLC	8.500	04/15/14	1,018,541
3,300,000	Dish DBS Corp.	6.750	06/01/21	3,691,875
3,243,000	DISH DBS Corp.	7.125	02/01/16	3,640,268
2,700,000	McClatchy Co. (The)	11.500	02/15/17	2,916,000
5,700,000	Nielsen Finance LLC	7.750	10/15/18	6,441,000
				28,028,184
	Mining—0.6%
2,195,000	Vulcan Materials Co.	6.500	12/01/16	2,425,475
2,100,000	Vulcan Materials Co.	7.500	06/15/21	2,383,500
				4,808,975
	Miscellaneous Manufacturing—0.1%
1,000,000	SPX Corp.	6.875	09/01/17	1,130,000

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (Continued)
	Oil & Gas—8.5%
$2,000,000	Atwood Oceanics, Inc.	6.500%	02/01/20	$2,160,000
2,200,000	Bill Barrett Corp.	7.625	10/01/19	2,343,000
1,300,000	Carrizo Oil & Gas, Inc.	8.625	10/15/18	1,407,250
3,960,000	Chesapeake Energy Corp.	9.500	02/15/15	4,455,000
4,500,000	Chesapeake Energy Corp.	6.625	08/15/20	4,747,500
3,000,000	Cimarex Energy Co.	5.875	05/01/22	3,217,500
1,600,000	Clayton Williams Energy, Inc.	7.750	04/01/19	1,612,000
2,500,000	Concho Resources, Inc.	7.000	01/15/21	2,787,500
2,696,000	Continental Resources, Inc.	7.125	04/01/21	3,046,480
1,650,000	Denbury Resources, Inc.	9.750	03/01/16	1,765,500
1,700,000	Denbury Resources, Inc.	8.250	02/15/20	1,933,750
3,918,000	Newfield Exploration Co.	6.875	02/01/20	4,260,825
500,000	Oasis Petroleum, Inc.	7.250	02/01/19	537,500
3,700,000	Plains Exploration & Production Co.	6.750	02/01/22	3,737,000
3,325,000	QEP Resources, Inc.	6.875	03/01/21	3,807,125
3,400,000	Range Resources Corp.	6.750	08/01/20	3,765,500
2,900,000	SandRidge Energy, Inc.	8.750	01/15/20	3,146,500
2,450,000	SM Energy Co.	6.625	02/15/19	2,578,625
6,231,000	Sunoco, Inc.	5.750	01/15/17	6,963,142
3,180,000	W&T Offshore, Inc.	8.500	06/15/19	3,362,850
3,150,000	Whiting Petroleum Corp.	6.500	10/01/18	3,413,813
2,800,000	WPX Energy, Inc.	5.250	01/15/17	3,003,000
2,900,000	WPX Energy, Inc.	6.000	01/15/22	3,117,500
				71,168,860
	Oil & Gas Services—1.3%
1,875,000	Basic Energy Services, Inc.	7.750	02/15/19	1,875,000
2,650,000	Key Energy Services, Inc.	6.750	03/01/21	2,650,000
3,110,000	Oil States International, Inc.	6.500	06/01/19	3,319,925
2,700,000	SESI LLC	7.125	12/15/21	3,024,000
				10,868,925
	Packaging & Containers—3.3%
4,775,000	Ball Corp.	5.000	03/15/22	5,061,500
5,005,000	Crown Americas LLC	6.250	02/01/21	5,549,294
3,350,000	Graphic Packaging International, Inc.	9.500	06/15/17	3,676,625
4,817,000	Owens-Brockway Glass Container, Inc.	7.375	05/15/16	5,539,550
2,900,000	Sealed Air Corp.	7.875	06/15/17	3,103,000
4,600,000	Silgan Holdings, Inc.	5.000	04/01/20	4,749,500
				27,679,469
	Pharmaceuticals—0.9%
2,700,000	Endo Pharmaceuticals Holdings, Inc.	7.000	07/15/19	2,929,500
3,800,000	Omnicare, Inc.	7.750	06/01/20	4,199,000
				7,128,500
	Pipelines—1.5%
639,000	El Paso Corp.	7.000	06/15/17	733,276
10,735,000	Kinder Morgan Finance Co. ULC (Canada)	5.700	01/05/16	11,805,580
				12,538,856
	Real Estate—0.5%
3,660,000	CB Richard Ellis Services, Inc.	11.625	06/15/17	4,090,050

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (Continued)
	REITs—3.7%
$1,700,000	American Tower Corp.	4.625%	04/01/15	$1,826,919
1,975,000	American Tower Corp.	4.500	01/15/18	2,189,597
1,200,000	DuPont Fabros Technology LP	8.500	12/15/17	1,326,000
2,800,000	Entertainment Properties Trust	5.750	08/15/22	2,939,964
2,200,000	Felcor Lodging LP	6.750	06/01/19	2,359,500
5,265,000	Host Hotels & Resorts LP	6.000	11/01/20	5,883,637
1,800,000	MPT Operating Partnership LP	6.875	05/01/21	1,953,000
10,070,000	Weyerhaeuser Co.	7.375	10/01/19	12,577,370
				31,055,987
	Retail—8.4%
5,435,000	AutoNation, Inc.	6.750	04/15/18	6,127,962
5,700,000	Best Buy Co., Inc.	3.750	03/15/16	5,396,783
5,850,000	Best Buy Co., Inc.	5.500	03/15/21	5,185,621
5,326,000	Dollar General Corp.	4.125	07/15/17	5,592,300
7,400,000	Gap, Inc. (The)	5.950	04/12/21	8,423,820
7,200,000	J.C. Penney Corp., Inc.	5.650	06/01/20	6,723,000
2,950,000	Limited Brands, Inc.	6.900	07/15/17	3,403,563
3,600,000	Limited Brands, Inc.	5.625	02/15/22	3,901,500
2,920,000	Phillips-Van Heusen Corp.	7.375	05/15/20	3,285,000
6,400,000	Rite Aid Corp.	8.000	08/15/20	7,385,600
2,700,000	Sally Holdings LLC	5.750	06/01/22	2,899,125
12,727,000	Sears Holdings Corp.	6.625	10/15/18	11,963,380
				70,287,654
	Semiconductors—0.8%
3,850,000	Advanced Micro Devices, Inc.	8.125	12/15/17	3,522,750
3,395,000	Amkor Technology, Inc.	6.625	06/01/21	3,250,712
				6,773,462
	Software—0.6%
2,415,000	Fidelity National Information Services, Inc.	7.625	07/15/17	2,647,444
2,000,000	Fidelity National Information Services, Inc.	5.000	03/15/22	2,050,000
				4,697,444
	Telecommunications—7.6%
3,400,000	CenturyLink, Inc., Series S	6.450	06/15/21	3,733,584
2,800,000	Cincinnati Bell, Inc.	8.375	10/15/20	3,024,000
1,500,000	Cricket Communications, Inc.	7.750	10/15/20	1,554,375
1,807,000	Crown Castle International Corp.	9.000	01/15/15	1,942,525
1,800,000	Crown Castle International Corp.	7.125	11/01/19	1,984,500
3,165,000	Embarq Corp.	7.082	06/01/16	3,731,193
2,900,000	Frontier Communications Corp.	8.250	04/15/17	3,356,750
3,000,000	Frontier Communications Corp.	8.500	04/15/20	3,480,000
2,000,000	GCI, Inc.	8.625	11/15/19	2,170,000
1,695,000	GeoEye, Inc.	9.625	10/01/15	1,894,163
2,400,000	Hughes Satellite Systems Corp.	6.500	06/15/19	2,580,000
4,400,000	MetroPCS Wireless, Inc.	6.625	11/15/20	4,746,500
2,100,000	NII Capital Corp.	10.000	08/15/16	2,094,750
3,350,000	NII Capital Corp.	7.625	04/01/21	2,663,250
6,450,000	Sprint Capital Corp.	6.900	05/01/19	7,046,625
6,330,000	Sprint Nextel Corp.	6.000	12/01/16	6,836,400
3,650,000	Virgin Media Finance PLC (United Kingdom)	8.375	10/15/19	4,215,750

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (Continued)
$3,100,000	Windstream Corp.	8.125%	08/01/13	$3,251,125
3,100,000	Windstream Corp.	7.750	10/15/20	3,355,750
				63,661,240
	Total Corporate Bonds (Cost $792,110,193)			821,429,233
Number of Shares
	Money Market Fund—0.0%
115,080	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $115,080)			115,080
	Total Investments (Cost $792,225,273)—98.0%			821,544,313
	Other assets less liabilities—2.0%			17,041,385
	Net Assets—100.0%			$838,585,698

Investment Abbreviations:

MTN—Medium-Term Notes

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)  Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2012 was $19,268,555, which represents 2.30% of the Fund's Net Assets.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—98.5%
	Advertising—0.5%
$150,000	Omnicom Group, Inc.	3.625%	05/01/22	$160,754
	Aerospace/Defense—2.7%
50,000	Boeing Co. (The)	3.500	02/15/15	53,446
150,000	Boeing Co. (The)	4.875	02/15/20	182,917
100,000	General Dynamics Corp.	3.875	07/15/21	113,517
100,000	Lockheed Martin Corp.	4.250	11/15/19	114,042
100,000	Northrop Grumman Corp.	1.850	11/15/15	102,816
50,000	United Technologies Corp.	4.500	04/15/20	59,095
200,000	United Technologies Corp.	3.100	06/01/22	215,799
				841,632
	Agriculture—2.5%
200,000	Altria Group, Inc.	9.700	11/10/18	285,593
100,000	Archer-Daniels-Midland Co.	4.479	03/01/21	116,737
100,000	Bunge Ltd. Finance Corp.	4.100	03/15/16	107,705
150,000	Lorillard Tobacco Co.	3.500	08/04/16	159,534
75,000	Philip Morris International, Inc.	5.650	05/16/18	92,175
				761,744
	Auto Manufacturers—0.4%
115,000	PACCAR, Inc.	6.875	02/15/14	124,155
	Auto Parts & Equipment—0.4%
100,000	Johnson Controls, Inc.	5.500	01/15/16	113,976
	Banks—11.4%
350,000	Bank of America Corp., MTN	7.375	05/15/14	382,564
150,000	Bank of New York Mellon Corp. (The)	3.550	09/23/21	164,722
150,000	BB&T Corp., MTN	3.200	03/15/16	160,674
150,000	Capital One Financial Corp.	2.150	03/23/15	154,285
125,000	Citigroup, Inc.	5.500	04/11/13	127,648
250,000	Citigroup, Inc.	6.125	11/21/17	296,868
150,000	Fifth Third Bancorp	3.625	01/25/16	161,758
100,000	Goldman Sachs Group, Inc. (The)	3.625	02/07/16	105,939
250,000	Goldman Sachs Group, Inc. (The)	6.150	04/01/18	293,103
350,000	JPMorgan Chase & Co.	3.150	07/05/16	370,910
150,000	JPMorgan Chase & Co.	6.000	01/15/18	178,723
400,000	Morgan Stanley	4.750	04/01/14	415,107
125,000	PNC Funding Corp.	2.700	09/19/16	132,785
100,000	SunTrust Banks, Inc.	3.600	04/15/16	107,302
200,000	US Bancorp, MTN	2.200	11/15/16	209,412
100,000	US Bancorp	4.125	05/24/21	115,768
125,000	Wells Fargo & Co.	5.625	12/11/17	149,815
				3,527,383
	Beverages—1.7%
150,000	Coca-Cola Co. (The)	1.800	09/01/16	155,692
100,000	Coca-Cola Co. (The)	5.350	11/15/17	120,515
100,000	Dr Pepper Snapple Group, Inc.	2.900	01/15/16	105,666
100,000	PepsiCo, Inc.	7.900	11/01/18	136,527
				518,400

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (Continued)
	Biotechnology—1.3%
$200,000	Amgen, Inc.	3.875%	11/15/21	$220,214
150,000	Gilead Sciences, Inc.	4.400	12/01/21	173,713
				393,927
	Chemicals—2.5%
200,000	Dow Chemical Co. (The)	7.600	05/15/14	220,577
40,000	Dow Chemical Co. (The)	8.550	05/15/19	54,316
150,000	Eastman Chemical Co.	2.400	06/01/17	155,808
100,000	Ecolab, Inc.	3.000	12/08/16	107,415
100,000	E.I. du Pont de Nemours & Co.	6.000	07/15/18	125,153
100,000	Sherwin-Williams Co. (The)	3.125	12/15/14	105,289
				768,558
	Commercial Services—0.3%
100,000	Block Financial LLC	7.875	01/15/13	100,357
	Computers—1.8%
100,000	Computer Sciences Corp.	6.500	03/15/18	115,388
100,000	Dell, Inc.	2.300	09/10/15	104,142
100,000	Hewlett-Packard Co.	6.125	03/01/14	105,949
200,000	International Business Machines Corp.	5.700	09/14/17	244,040
				569,519
	Cosmetics/Personal Care—1.7%
200,000	Avon Products, Inc.	5.625	03/01/14	210,053
200,000	Procter & Gamble Co. (The)	1.450	08/15/16	205,280
100,000	Procter & Gamble Co. (The)	4.700	02/15/19	119,029
				534,362
	Diversified Financial Services—4.8%
100,000	American Express Co.	7.000	03/19/18	126,981
100,000	American Express Credit Corp., MTN	2.750	09/15/15	105,490
100,000	BlackRock, Inc., Series 2	5.000	12/10/19	118,874
100,000	Caterpillar Financial Services Corp., MTN	6.125	02/17/14	107,199
100,000	Charles Schwab Corp. (The)	4.950	06/01/14	106,715
93,000	CME Group, Inc.	5.750	02/15/14	99,074
200,000	General Electric Capital Corp., MTN	5.625	05/01/18	237,854
150,000	Jefferies Group, Inc.	5.125	04/13/18	154,875
350,000	Merrill Lynch & Co., Inc., MTN	6.875	04/25/18	423,078
				1,480,140
	Electric—6.1%
150,000	Carolina Power & Light Co.	5.300	01/15/19	183,485
100,000	Consolidated Edison Co. of New York, Inc.	7.125	12/01/18	130,902
100,000	Consumers Energy Co.	6.700	09/15/19	129,908
50,000	Duke Energy Corp.	6.300	02/01/14	53,505
100,000	Exelon Corp.	4.900	06/15/15	110,012
150,000	FirstEnergy Solutions Corp.	6.050	08/15/21	173,634
100,000	Georgia Power Co.	4.250	12/01/19	113,631
100,000	NextEra Energy Capital Holdings, Inc.	7.875	12/15/15	120,475
30,000	Ohio Power Co., Series M	5.375	10/01/21	37,223
200,000	Pacific Gas & Electric Co.	4.800	03/01/14	210,744
100,000	Pacific Gas & Electric Co.	3.500	10/01/20	111,607
100,000	PPL Energy Supply LLC	4.600	12/15/21	109,651

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (Continued)
$100,000	Southern California Edison Co.	3.875%	06/01/21	$115,034
100,000	Virginia Electric And Power Co.	5.400	04/30/18	121,997
150,000	Xcel Energy, Inc.	4.700	05/15/20	177,585
				1,899,393
	Electrical Components & Equipment—0.4%
100,000	Emerson Electric Co.	4.875	10/15/19	120,641
	Electronics—0.9%
100,000	Honeywell International, Inc.	3.875	02/15/14	104,345
50,000	Honeywell International, Inc.	5.000	02/15/19	59,748
100,000	Thermo Fisher Scientific, Inc.	4.500	03/01/21	114,851
				278,944
	Environmental Control—0.3%
100,000	Waste Management, Inc.	2.600	09/01/16	105,637
	Food—3.6%
100,000	Campbell Soup Co.	4.250	04/15/21	115,045
100,000	ConAgra Foods, Inc.	5.875	04/15/14	107,258
100,000	General Mills, Inc.	5.700	02/15/17	118,524
100,000	Kellogg Co.	4.000	12/15/20	112,740
300,000	Kraft Foods, Inc.	4.125	02/09/16	331,633
100,000	Kroger Co. (The)	6.150	01/15/20	123,441
150,000	Safeway, Inc.	3.950	08/15/20	150,083
50,000	SYSCO Corp.	5.250	02/12/18	59,970
				1,118,694
	Forest Products & Paper—0.4%
100,000	International Paper Co.	7.950	06/15/18	130,192
	Gas—0.4%
100,000	Sempra Energy	6.500	06/01/16	118,516
	Healthcare-Products—2.6%
100,000	Baxter International, Inc.	4.500	08/15/19	116,038
100,000	Becton Dickinson and Co.	1.750	11/08/16	103,299
125,000	Boston Scientific Corp.	4.500	01/15/15	134,032
100,000	Covidien International Finance SA (Luxembourg)	6.000	10/15/17	122,598
100,000	Medtronic, Inc.	4.450	03/15/20	116,608
200,000	Zimmer Holdings, Inc.	4.625	11/30/19	229,320
				821,895
	Healthcare-Services—2.2%
100,000	Aetna, Inc.	6.000	06/15/16	116,757
100,000	Cigna Corp.	2.750	11/15/16	105,510
100,000	Coventry Health Care, Inc.	5.450	06/15/21	117,135
150,000	UnitedHealth Group, Inc.	5.375	03/15/16	170,621
50,000	UnitedHealth Group, Inc.	6.000	02/15/18	61,375
100,000	WellPoint, Inc.	5.250	01/15/16	112,051
				683,449
	Household Products/Wares—0.8%
200,000	Kimberly-Clark Corp.	6.125	08/01/17	249,213
See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (Continued)
	Insurance—8.1%
$100,000	Aflac, Inc.	8.500%	05/15/19	$136,067
200,000	Allstate Corp. (The)	7.450	05/16/19	265,826
125,000	Allstate Life Global Funding Trusts, MTN	5.375	04/30/13	128,085
100,000	American International Group, Inc.	4.250	09/15/14	105,948
150,000	American International Group, Inc.	8.250	08/15/18	195,325
150,000	Berkshire Hathaway Finance Corp.	5.400	05/15/18	181,098
110,000	Berkshire Hathaway, Inc.	3.200	02/11/15	116,416
100,000	Chubb Corp. (The)	5.750	05/15/18	124,325
200,000	Hartford Financial Services Group, Inc.	5.125	04/15/22	228,170
150,000	Lincoln National Corp.	8.750	07/01/19	198,892
200,000	Marsh & McLennan Cos., Inc.	4.800	07/15/21	226,981
100,000	MetLife, Inc.	6.750	06/01/16	119,582
100,000	MetLife, Inc.	7.717	02/15/19	132,103
100,000	Prudential Financial, Inc., Series B, MTN	5.100	09/20/14	107,771
100,000	Prudential Financial, Inc., Series D, MTN	7.375	06/15/19	128,611
100,000	Travelers Cos., Inc. (The)	3.900	11/01/20	113,798
				2,508,998
	Internet—0.9%
100,000	Google, Inc.	3.625	05/19/21	112,605
150,000	Symantec Corp.	4.200	09/15/20	159,692
				272,297
	Iron/Steel—0.4%
100,000	Nucor Corp.	5.750	12/01/17	121,829
	Lodging—0.3%
100,000	Marriott International, Inc.	3.000	03/01/19	102,397
	Machinery-Construction & Mining—0.4%
100,000	Caterpillar, Inc.	3.900	05/27/21	113,776
	Machinery-Diversified—0.3%
100,000	Deere & Co.	2.600	06/08/22	103,438
	Media—3.3%
150,000	CBS Corp.	8.875	05/15/19	206,707
100,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.	3.500	03/01/16	107,028
100,000	Nbcuniversal Media LLC	5.150	04/30/20	119,946
100,000	News America, Inc.	5.300	12/15/14	109,822
100,000	Time Warner Cable, Inc.	8.250	04/01/19	135,382
50,000	Time Warner, Inc.	3.150	07/15/15	53,257
150,000	Viacom, Inc.	6.250	04/30/16	175,843
100,000	Walt Disney Co. (The), MTN	4.500	12/15/13	104,644
				1,012,629
	Mining—0.8%
100,000	Alcoa, Inc.	5.400	04/15/21	103,694
150,000	Freeport-McMoRan Copper & Gold, Inc.	3.550	03/01/22	153,025
				256,719
	Miscellaneous Manufacturing—2.2%
50,000	3M Co., MTN	4.375	08/15/13	51,656
200,000	3M Co., MTN	2.000	06/26/22	201,559

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (Continued)
$200,000	General Electric Co.	5.000%	02/01/13	$202,329
100,000	Illinois Tool Works, Inc.	6.250	04/01/19	125,355
100,000	Ingersoll-Rand Global Holding Co. Ltd. (Bermuda)	9.500	04/15/14	112,019
				692,918
	Office/Business Equipment—0.4%
100,000	Pitney Bowes, Inc., MTN	5.750	09/15/17	109,785
	Oil & Gas—6.2%
150,000	Anadarko Petroleum Corp.	5.950	09/15/16	174,395
200,000	Apache Corp.	3.250	04/15/22	218,250
100,000	Chevron Corp.	3.950	03/03/14	104,737
100,000	Chevron Corp.	4.950	03/03/19	120,945
100,000	ConocoPhillips	4.600	01/15/15	108,810
100,000	ConocoPhillips	5.750	02/01/19	125,348
150,000	DeVon Energy Corp.	3.250	05/15/22	158,871
100,000	Hess Corp.	8.125	02/15/19	133,442
100,000	Marathon Oil Corp.	5.900	03/15/18	121,718
200,000	Marathon Petroleum Corp.	5.125	03/01/21	236,236
100,000	Occidental Petroleum Corp., Series 1	4.100	02/01/21	116,611
150,000	Valero Energy Corp.	6.125	06/15/17	181,988
90,000	Valero Energy Corp.	6.125	02/01/20	111,336
				1,912,687
	Oil & Gas Services—0.4%
100,000	Halliburton Co.	6.150	09/15/19	127,503
	Pharmaceuticals—6.1%
125,000	Abbott Laboratories	5.875	05/15/16	146,832
150,000	Allergan, Inc.	5.750	04/01/16	175,752
100,000	AmerisourceBergen Corp.	3.500	11/15/21	109,732
100,000	Bristol-Myers Squibb Co.	5.450	05/01/18	122,391
100,000	Cardinal Health, Inc.	4.000	06/15/15	107,350
100,000	Eli Lilly & Co.	5.200	03/15/17	117,831
150,000	Express Scripts Holding Co.	3.125	05/15/16	159,837
90,000	Johnson & Johnson	5.550	08/15/17	109,480
150,000	Johnson & Johnson	2.950	09/01/20	162,406
100,000	McKesson Corp.	3.250	03/01/16	107,640
200,000	Merck & Co., Inc.	4.000	06/30/15	218,118
75,000	Merck & Co., Inc.	5.000	06/30/19	90,709
200,000	Pfizer, Inc.	6.200	03/15/19	256,389
				1,884,467
	Pipelines—0.9%
150,000	ONEOK, Inc.	4.250	02/01/22	166,162
100,000	Spectra Energy Capital LLC	6.200	04/15/18	121,909
				288,071
	REITs—1.8%
150,000	Boston Properties LP	4.125	05/15/21	165,151
150,000	ERP Operating LP	4.625	12/15/21	172,099
100,000	HCP, Inc.	3.750	02/01/16	106,302
100,000	Simon Property Group LP	5.750	12/01/15	112,706
				556,258

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (Continued)
	Retail—6.6%
$150,000	Best Buy Co., Inc.	5.500%	03/15/21	$132,965
75,000	Costco Wholesale Corp.	5.500	03/15/17	90,113
75,000	CVS Caremark Corp.	5.750	06/01/17	90,397
150,000	Home Depot, Inc. (The)	5.400	03/01/16	172,896
150,000	Home Depot, Inc. (The)	4.400	04/01/21	178,349
100,000	Kohl's Corp.	6.250	12/15/17	123,174
100,000	Lowe's Cos., Inc.	5.400	10/15/16	117,018
100,000	McDonald's Corp., MTN	5.350	03/01/18	122,606
150,000	Staples, Inc.	9.750	01/15/14	164,817
125,000	Target Corp.	6.000	01/15/18	154,698
100,000	Walgreen Co.	5.250	01/15/19	118,453
200,000	Walgreen Co.	3.100	09/15/22	204,077
325,000	Wal-Mart Stores, Inc.	3.250	10/25/20	362,639
				2,032,202
	Semiconductors—1.9%
150,000	Applied Materials, Inc.	4.300	06/15/21	171,285
100,000	Intel Corp.	1.950	10/01/16	104,570
200,000	Intel Corp.	3.300	10/01/21	219,894
100,000	Texas Instruments, Inc.	2.375	05/16/16	105,329
				601,078
	Software—1.8%
150,000	CA, Inc.	5.375	12/01/19	174,822
100,000	Fiserv, Inc.	3.125	06/15/16	105,365
150,000	Microsoft Corp.	3.000	10/01/20	164,587
100,000	Oracle Corp.	5.250	01/15/16	114,382
				559,156
	Telecommunications—3.8%
150,000	AT&T, Inc.	2.500	08/15/15	158,116
150,000	AT&T, Inc.	5.500	02/01/18	182,482
150,000	Cellco Partnership / Verizon Wireless Capital LLC	5.550	02/01/14	159,034
200,000	Cellco Partnership / Verizon Wireless Capital LLC	8.500	11/15/18	279,135
100,000	Cisco Systems, Inc.	4.450	01/15/20	118,094
150,000	Qwest Corp.	7.500	10/01/14	166,962
100,000	Virgin Media Secured Finance PLC (United Kingdom)	6.500	01/15/18	109,000
				1,172,823
	Transportation—2.2%
130,000	CSX Corp.	6.250	03/15/18	160,258
100,000	FedEx Corp.	8.000	01/15/19	132,994
100,000	Union Pacific Corp.	4.000	02/01/21	113,566
250,000	United Parcel Service, Inc.	3.125	01/15/21	271,926
				678,744
	Total Corporate Bonds (Cost $29,724,499)			30,529,256

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)

October 31, 2012

Number of Shares		Value
	Money Market Fund—0.4%
120,229	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $120,229)	$120,229
	Total Investments (Cost $29,844,728)—98.9%	30,649,485
	Other assets less liabilities—1.1%	344,244
	Net Assets—100.0%	$30,993,729

Investment Abbreviations:

MTN—Medium-Term Notes

REIT—Real Estate Investment Trust

See Notes to Financial Statements.

Schedule of Investments

PowerShares Insured California Municipal Bond Portfolio (PWZ)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds—90.7%
	Ad Valorem Property Tax—35.1%
$1,350,000	Antelope Valley California Community College District (Election 2004) Ser. 07B NATL RE	5.250%	08/01/39	$1,496,407
500,000	Arcadia California Unified School District (Election 2006) Ser. 07A AGM	5.000	08/01/37	528,875
2,000,000	Centinela Valley California Union High School District (Election 2010) Ser. 12B AGM	5.000	08/01/49	2,148,200
1,000,000	Colton California Joint Unified School District (Election 2008) Ser. 09-A AGC	5.375	08/01/34	1,117,360
1,500,000	Corona-Norco California Unified School District (Election 2006) Ser. 09C AGM	5.500	08/01/39	1,700,760
500,000	Desert California Community College District Ser. 07C AGM	5.000	08/01/37	540,400
1,500,000	El Monte California Union High School District (Election of 2008) Ser. 09A AGC	5.500	06/01/34	1,688,790
500,000	Los Angeles California Community College District (Election 2001) Ser. 07A NATL RE	5.000	08/01/32	565,305
1,505,000	Los Angeles Unified School District (Election 2002) Ser. 07C AGM	5.000	07/01/32	1,691,876
1,000,000	Peralta Community College District Ser. 06A NATL RE	5.000	08/01/31	1,082,350
1,100,000	Puerto Rico Commonwealth Public Improvement Ref. Ser. 07A-4 AGM	5.000	07/01/31	1,164,856
5,000,000	Puerto Rico Commonwealth Public Improvement Ref. Ser. 12A AGM	5.000	07/01/35	5,249,700
500,000	Riverside Community College District (Election 2004) Ser. 07C NATL RE	5.000	08/01/32	551,045
400,000	San Diego California Community College District (Election 2006) Ser. 07 AGM	5.000	08/01/32	454,760
2,000,000	West Contra Costa California Unified School District Ref. Ser. 12 AGM	5.000	08/01/32	2,261,540
				22,242,224
	College Revenue—1.6%
500,000	California State University Rev. Systemwide Ser. 07A AGM	5.000	11/01/37	542,360
450,000	University of California General Revenue Ser. 03A AMBAC	5.000	05/15/36	458,654
				1,001,014
	Electric Power Revenue—5.9%
2,000,000	Guam Power Auth. Rev. Ser. 12A AGM	5.000	10/01/30	2,243,900
400,000	Los Angeles California Water & Power Rev. (Power System) Sub-Ser. 07A-1 AMBAC	5.000	07/01/39	439,980
1,000,000	Redding California Electric System Rev. COP Ser. 08A AGM	5.000	06/01/30	1,105,690
				3,789,570
	General Fund—0.7%
400,000	California State Ref. Ser. 07 NATL RE	4.250	08/01/33	416,024
	Hospital Revenue—7.6%
1,000,000	California State Health Facilities Financing Auth. Rev. (Childrens Hospital Los Angeles) Ser. 12A	5.000	11/15/34	1,078,500
500,000	California Statewide Communities Development Auth. Rev. (Adventist Remarketed 05/23/08) Ser. 07B AGC	5.000	03/01/37	528,735
1,000,000	California Statewide Communities Development Auth. Rev. (Catholic Healthcare West) Ser. 07K AGC	5.500	07/01/41	1,062,210
1,000,000	California Statewide Communities Development Auth. Rev. (St. Joseph Health System-Remarketed) Insured Ser. 07C FGIC	5.750	07/01/47	1,112,860
945,000	University of California Regents Medical Center Pooled Rev. Ser. 07A NATL RE	4.750	05/15/31	1,017,481
				4,799,786
	Lease Revenue—11.7%
1,000,000	Carlsbad California University School District COP Ser. 09A AGC	5.000	10/01/34	1,112,670
1,500,000	Kern County California COP (Capital Improvements Projects) Ser. 09A AGC	5.750	08/01/35	1,658,385
1,000,000	Los Angeles California Municipal Improvement Corp. Lease Rev. (Real Property) Ser. 09B AGC	5.500	04/01/39	1,109,000

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Insured California Municipal Bond Portfolio (PWZ)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (Continued)
$15,000	Los Angeles California Municipal Improvement Corp. Lease Rev. (Prerefunded Figueroa Plaza) Ser. 07B1 NATL RE	4.750%	08/01/37	$16,157
485,000	Los Angeles California Municipal Improvement Corp. Lease Rev. (Unrefunded Figueroa Plaza) Ser. 07B1 NATL RE	4.750	08/01/37	496,189
400,000	Los Angeles California Municipal Improvement Corp. Lease Rev. Police Headquarters Facility Ser. 06A NATL RE	4.250	01/01/37	404,388
1,000,000	Richmond Joint Powers Financing Auth. Lease Rev. (Civic Center Project) Ser. 09 AGC	5.750	08/01/29	1,139,770
400,000	Santa Clara Valley California Water District (COP Water Utility System Improvement) Ser. 07A NATL RE	5.000	06/01/37	432,688
1,000,000	Yuba California Levee Financing Auth. Rev. (Levee Financing Project) Ser. 08A AGC	5.000	09/01/38	1,044,300
				7,413,547
	Miscellaneous Revenue—3.6%
2,000,000	Pittsburg Unified School District Financing Auth. Rev. (District Bond Program) Ser. 11 AGM	5.500	09/01/46	2,273,600
	Sales Tax Revenue—10.6%
1,500,000	Los Angeles County California Metropolitan Transportation Auth. Sales Tax Rev. (Proposition A First Tier Senior) Ser. 05-A AMBAC	5.000	07/01/35	1,619,835
400,000	Puerto Rico Commonwealth Highway & Transportation Auth. Rev. Ref. Ser. 07N FGIC	5.250	07/01/39	414,612
1,500,000	Puerto Rico Sales Tax Financing Corp. (Sales Tax) Rev. (First Subordinate Ser.) 10C AGM	5.125	08/01/42	1,597,905
2,375,000	San Francisco Bay California Area Rapid Transit District Ser. 06 AGM	5.000	07/01/36	2,559,205
500,000	San Mateo County California Transit District (Sales Tax) Rev. Ref. Ser. 05A NATL RE	4.750	06/01/34	524,150
				6,715,707
	Sewer Revenue—3.8%
400,000	Bakersfield California Wastewater Rev. Ser. 07A AGM	5.000	09/15/32	440,868
400,000	Clovis California Public Financing Auth. Wastewater Rev. Ser. 07 AMBAC	4.500	08/01/38	398,764
500,000	Fresno California Sewer Rev. Ser. 08A AGC	5.000	09/01/37	548,555
460,000	Hollister California Joint Powers Financing Auth. (Wastewater Rev. Refinancing & Improvement Project) Ser. 01 AGM	5.000	06/01/32	481,238
500,000	Los Angeles California Wastewater System Rev. Ref. Ser. 05A NATL RE	4.750	06/01/35	528,620
				2,398,045
	Special Assessment—2.7%
1,500,000	Sacramento California Area Flood Control Agency Consolidated Capital Assessment District Ser. 08 BHAC	5.625	10/01/37	1,712,475
	Special Tax—2.2%
1,375,000	Tustin California Unified School District Special Tax Senior Lien (Community Facilities District No. 97-1) Ser. 02A AGM	5.000	09/01/38	1,384,323
	Water Revenue—5.2%
1,000,000	East Bay California Municipal Utility District Water System Rev. Ref. Ser. 07A NATL RE	5.000	06/01/32	1,154,570
500,000	East Bay California Municipal Utility District Water System Rev. Subordinated Ser. 05A NATL RE	5.000	06/01/35	543,725
500,000	Puerto Rico Commonwealth Aqueduct & Sewer Auth. Rev. (Senior Lien) Ser. 08A AGC	5.125	07/01/47	517,695

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Insured California Municipal Bond Portfolio (PWZ)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (Continued)
$500,000	San Francisco City & County Public Utilities Commission Water Rev. Ser. 06A AGM	4.500%	11/01/31	$535,285
500,000	San Luis Obispo County California Financing Auth. Rev. (Nacimiento Water Project) Ser. 07A NATL RE	5.000	09/01/38	534,595
				3,285,870
	Total Investments (Cost $53,655,689)(a)—90.7%			57,432,185
	Other assets less liabilities—9.3%			5,906,096
	Net Assets—100.0%			$63,338,281

Investment Abbreviations:
Auth.—Authority
COP—Certificate of Participation
Ref.—Refunding Bonds
Rev.—Revenue
Ser.—Series
AGC—Assured Guaranty Corp.
AGM—Assured Guaranty Municipal Corp.
AMBAC—American Municipal Bond Assurance Corp.
BHAC—Berkshire Hathaway Assurance Corp.
FGIC—Financial Guaranty Insurance Co.
NATL RE—National Public Finance Guarantee Corp.

Notes to Schedule of Investments:

(a)  This table, as of October 31, 2012, provides a listing of those entities that have either guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the value of securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the borrower's obligations but may be called upon to satisfy the borrower's obligations.

Entities	Percentage of Total Investments
Assured Guaranty Municipal Corp.	50.3%
Assured Guaranty Corp.	20.1
National Public Finance Guarantee Corp.	17.0
American Municipal Bond Assurance Corp.	5.1

See Notes to Financial Statements.

Schedule of Investments

PowerShares Insured National Municipal Bond Portfolio (PZA)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds—100.4%
	Ad Valorem Property Tax—14.8%
$2,000,000	Arcadia California Unified School District (Election 2006) Ser. 07A AGM	5.000%	08/01/37	$2,115,500
2,150,000	Beaumont Texas Independent School District School Building Ser. 09 AGC	5.000	02/15/38	2,387,919
3,000,000	Beaver County Pennsylvania Ser. 09 AGM	5.550	11/15/31	3,354,540
3,000,000	California State Ser. 05 NATL RE	4.750	03/01/35	3,156,930
8,000,000	Centinela Valley California Union High School District (Election 2010) Ser. 12B AGM	5.000	08/01/50	8,592,800
11,500,000	Chicago Illinois Ref. Ser. 10A AGM	5.000	01/01/28	12,813,990
1,500,000	Chicago Illinois Ref. Ser. 10A AGM	5.000	01/01/29	1,664,310
5,000,000	Corona-Norca California Unified School District (Election 2006) Ser. 09B AGC	5.375	02/01/34	5,574,100
500,000	Corona-Norco California Unified School District (Election 2006) Ser. 09C AGM	5.500	08/01/39	566,920
1,500,000	District of Columbia Ser. 08E BHAC	5.000	06/01/33	1,656,915
1,000,000	El Monte California Union High School District (Election of 2008) Ser. 09A AGC	5.500	06/01/34	1,125,860
2,000,000	Lackawanna County Pennsylvania Ser. 10B AGM	5.000	09/01/35	2,101,540
500,000	Los Angeles Unified School District AMBAC	5.000	07/01/31	551,125
2,500,000	Los Angeles Unified School District (Election 2002) Ser. 07C AGM	5.000	07/01/32	2,810,425
2,500,000	Philadelphia Pennsylvania Ser. 09B AGC	7.125	07/15/38	2,894,950
2,600,000	Puerto Rico Commonwealth Public Improvement Ref. Ser. 07A-4 AGM	5.250	07/01/30	2,814,890
500,000	Puerto Rico Commonwealth Public Improvement Ref. Ser. 07A-4 AGM	5.000	07/01/31	529,480
44,000,000	Puerto Rico Commonwealth Public Improvement Ref. Ser. 12A AGM	5.000	07/01/35	46,197,360
890,000	Reading Pennsylvania School District (State Aid Withholding) Ser. 08 AGM	5.000	03/01/35	955,842
2,000,000	Riverside Community College District (Election 2004) Ser. 07C NATL RE	5.000	08/01/32	2,204,180
2,500,000	San Jacinto Unified School District (Election 2006) Ser. 07 AGM	5.250	08/01/32	2,807,725
2,500,000	Victor Valley California Union High School District (Election 2008) Ser. 09A AGC	5.000	08/01/34	2,750,025
23,000,000	West Contra Costa California Unified School District Ref. Ser. 12 AGM	5.000	08/01/32	26,007,710
2,535,000	Yosemite California Community College District (Election 2004) Ser. 08C AGM	5.000	08/01/32	2,842,952
				138,477,988
	Auto Parking Revenue—0.5%
2,000,000	Miami Florida Special Obligation (Marlins Stadium Project) Ser. 10A AGM	5.250	07/01/35	2,209,140
2,500,000	Miami Florida Special Obligation (Marlins Stadium Project) Ser. 10A AGM	5.250	07/01/39	2,738,700
				4,947,840
	College Revenue—1.4%
3,000,000	District of Columbia Rev. (Catholic University of America) Ser. 07 NATL RE	5.000	10/01/29	3,286,020
4,245,000	Georgia State Higher Education Facilities Auth. Rev. (USG Real Estate III) Ser. 10A AGC	5.000	06/15/38	4,584,600
1,000,000	Lafayette Louisiana Public Trust Financing Auth. Rev. Ragin' Cajun Facilities (Housing & Parking Project) Ser. 10 AGM	5.500	10/01/41	1,112,950
1,250,000	Massachusetts State Health & Educational Facilities Auth. Rev. (Massachusetts Institute of Technology) Ser. 09O	6.000	07/01/36	1,563,900
250,000	New York State Dormitory Auth. Rev. Non-Special Treatment Supported Debt (Fordham University) Ser. 08B AGC	5.000	07/01/38	271,080
2,000,000	University of California Rev. Ser. 05C NATL RE	4.750	05/15/37	2,053,120
				12,871,670
	Electric Power Revenue—3.3%
4,750,000	Guam Power Auth. Rev. Ser. 10A(Guam) AGM	5.000	10/01/37	5,026,118
9,835,000	Guam Power Auth. Rev. Ser. 12A AGM	5.000	10/01/30	11,034,378
900,000	Kentucky State Municipal Power Agency System Rev. (Prairie State Project) Ser. 07A NATL RE	5.000	09/01/37	966,411
2,500,000	Long Island Power Auth. New York Electric Systems Rev. General Ser. 08A BHAC	5.500	05/01/33	2,959,825

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Insured National Municipal Bond Portfolio (PZA)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (Continued)
$6,500,000	Long Island Power Auth. New York Electric Systems Rev. General Ser. 11A AGM	5.000%	05/01/36	$7,425,990
2,050,000	Municipal Energy Agency of Nebraska Ref. Ser. 09A BHAC	5.375	04/01/39	2,383,617
1,000,000	Redding California Electric System Rev. COP Ser. 08A AGM	5.000	06/01/30	1,105,690
				30,902,029
	General Fund—0.1%
500,000	California State Ref. Ser. 07 NATL RE	4.250	08/01/33	520,030
	Highway Tolls Revenue—8.9%
7,500,000	Delaware River Port Auth. Pennsylvania & New Jersey Rev. Ser. 10D AGM	5.000	01/01/40	8,392,575
500,000	Miami-Dade County Florida Expressway Auth. Toll System Rev. Ser. 06 AMBAC	5.000	07/01/37	539,940
4,250,000	North Carolina Turnpike Auth. Triangle Expressway System Rev. Ser. 09A AGC	5.500	01/01/29	4,959,920
4,000,000	North Carolina Turnpike Auth. Triangle Expressway System Rev. Ser. 09A AGC	5.750	01/01/39	4,546,480
16,000,000	North Texas Tollway Auth. Rev. Ref. System (First Tier) Ser. 08K-1 AGC	5.750	01/01/38	17,789,920
3,000,000	Pennsylvania State Turnpike Commission Rev. Subordinate Ser. 11A	6.500	12/01/36	3,675,360
30,000,000	Pennsylvania State Turnpike Commission Turnpike Rev. Subordinate Ser. 12B AGM	5.000	12/01/42	33,521,100
8,000,000	Pennsylvania State Turnpike Common Turnpike Rev. Subordinate Ser. 08C AGC	6.250	06/01/38	9,708,960
250,000	Puerto Rico Highway & Transportation Auth. Rev. Ref. Ser. 07CC AGM	5.250	07/01/32	286,695
				83,420,950
	Hospital Revenue—17.5%
15,500,000	Arizona State Health Facilities Auth. (Catholic Healthcare West) Ser. 11B2 AGM	5.000	03/01/41	16,678,155
650,000	Birmingham Alabama Special Care Facilities Financing Auth. Health Care Facilities Rev. (Children's Hospital) Ser. 09 AGC	6.000	06/01/34	774,488
2,500,000	Birmingham Alabama Special Care Facilities Financing Auth. Health Care Facilities Rev. (Children's Hospital) Ser. 09 AGC	6.000	06/01/39	2,963,950
500,000	California Health Facilities Financing Auth. Rev. (Childrens Hospital Los Angeles) Ser. 10A AGM	5.250	07/01/38	530,340
500,000	California State Health Facilities Financing Auth. Rev. (Stanford Hospital Clinics) Ser. 12A	5.000	08/15/42	564,275
1,000,000	California State Health Facilities Financing Auth. Rev. (Stanford Hospital Clinics) Ser. 12A	5.000	08/15/51	1,107,520
1,950,000	California Statewide Communities Development Auth. Rev. (Adventist Remarketed 05/23/08) Ser. 07B AGC	5.000	03/01/37	2,062,066
1,000,000	California Statewide Communities Development Auth. Rev. (Catholic Healthcare West) Ser. 07K AGC	5.500	07/01/41	1,062,210
5,000,000	Christian County Kentucky Hospital Rev. (Hospital-Jennie Stuart Medical Center) Ser. 06 AGC	5.500	02/01/36	5,412,350
2,500,000	Cobb County Georgia Kennestone Hospital Auth. Rev. Certificates Sub-Ser 05B AMBAC	5.500	04/01/37	2,872,825
5,000,000	Colorado Health Facilities Auth. Rev. (Catholic Health) Ser. 06C-1 AGM	5.100	10/01/41	5,406,350
300,000	Connecticut State Health & Educational Facility Auth. (Yale - New Haven Hospital) Ser. 06J-1 AMBAC	5.000	07/01/31	323,313
1,570,000	District of Columbia Hospital Rev. (Children's Hospital Obligation Group) Ser. 08 AGC	5.250	07/15/38	1,681,344
3,000,000	District of Columbia Rev. (Medlantic/Helix-Remarketed) Ser. 98C AGM	5.000	08/15/38	3,169,200
3,000,000	Gwinnett County Georgia Hospital Auth. RAC (Gwinnett Hospital System) Ser. 07D AGM	5.500	07/01/41	3,400,920
2,000,000	Halifax Hospital Medical Center (Florida Hospital) Rev. Ser. 06B-1 AGM	5.500	06/01/38	2,161,940
22,500,000	Hamilton County Ohio Health Care Facilities Rev. (Christ Hospital Project) Ser. 12 AGM	5.000	06/01/42	23,815,125

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Insured National Municipal Bond Portfolio (PZA)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (Continued)
$3,800,000	Harris County Health Facilities Development Corp. Thermal Utility Rev. (TECO Project) Ser. 08 AGC	5.125%	11/15/37	$4,222,294
1,000,000	Illinois Finance Auth. Rev. (Carle Foundation) Ser. 11A AGM	6.000	08/15/41	1,149,150
1,000,000	Illinois Financing Auth. Rev. (Southern Illinois Healthcare) Ser. 05 AGM	5.250	03/01/30	1,109,400
1,700,000	Indiana Health & Educational Facilities Finance Auth. Rev. (St. Francis) Ref. Ser. 06E AGM	5.250	05/15/41	1,818,473
2,500,000	Iowa Finance Auth. Health Facilities Rev. (Remarketed) Ser. 08A AGC	5.625	08/15/37	2,855,175
5,500,000	Jefferson Parish Louisiana Hospital District No. 1 Hospital Rev. (West Jefferson Medical Center) Ser. 98B AGM	5.250	01/01/28	6,112,315
6,000,000	Jefferson Parish Louisiana Hospital District No. 1 Hospital Rev. Ref. (West Jefferson Medical Center) Ser. 11A AGM	6.000	01/01/39	6,986,520
2,000,000	Johnston North Carolina Memorial Hospital Auth. Ser. 08 AGM	5.250	10/01/36	2,189,500
485,000	Maryland State Health & Higher Educational Facilities Auth. Rev. Ser. 06A NATL RE	4.750	07/01/36	503,251
8,270,000	Medford Oregon Hospital Facilities Auth. Rev. Ref. (Asanthe Health System) Ser. 10 AGM	5.500	08/15/28	9,533,160
4,500,000	Medical Center Hospital Auth. Georgia RAC (Columbus Regional Healthcare) Ser. 10 AGM	5.000	08/01/41	4,821,435
2,000,000	Medical Center Hospital Auth. Georgia RAC (Columbus Regional Healthcare) Ser. 10 AGM	5.000	08/01/45	2,142,860
1,000,000	Montgomery County Pennsylvania Higher Education & Health Auth. (Abington Memorial Hospital Obligation Group) Ser. 12	5.000	06/01/31	1,128,030
10,000,000	New Jersey Health Care Facilities Financing Auth. Rev. (Virtua Health) Ser. 09 AGC	5.500	07/01/38	11,108,800
500,000	New Jersey Health Care Facilities Financing Auth. Rev. Ref. (Barnabas Health) Ser. 11A	5.625	07/01/37	556,215
1,000,000	Ohio State Higher Educational Facilities Community Rev. (Summa Health System 2010 Project) Ser. 10 AGM	5.250	11/15/35	1,088,680
10,000,000	Ohio State Hospital Rev. (University Hospital Health System) Ser. 12A AGM	5.000	01/15/41	10,826,500
2,500,000	Palm Beach County Florida Health Facilities Auth. Health Facilities Rev. (Bethesda Healthcare System, Inc. Project) Ser. 10A AGM	5.250	07/01/40	2,724,850
15,000	Roanoke Virginia Industrial Development Auth. Hospital Rev. (Unrefunded Carilion Health System-Remarketed) Ser. 05B AGM	5.000	07/01/38	19,082
985,000	Roanoke Virgina Industrial Development Auth. Hospital Rev. Ref. (Carilion Health System-Remarketed) Ser. 05B AGM	5.000	07/01/38	1,052,709
1,000,000	Scottsdale Arizona Industrial Development Auth. Hospital Rev. (Scottsdale Healthcare) Remarketed Ser. 06C AGM	5.000	09/01/35	1,104,700
1,000,000	Scottsdale Arizona Industrial Development Auth. Hospital Rev. (Scottsdale Healthcare) Remarketed Ser. 06D AGM	5.000	09/01/39	1,037,200
2,250,000	South Carolina Jobs-Economic Development Auth. Hospital Facilities Rev. (Ref-Palmetto Health-Remarketed) Ser. 08A AGM	5.000	08/01/35	2,382,682
1,000,000	South Carolina Jobs-Economic Development Auth. Hospital Rev. Ref. & Improvement (Anmed Health) Ser. 09B AGC	5.500	02/01/38	1,117,100
4,350,000	South Carolina Jobs-Economic Development Auth. Hospital Rev. Ref. (Palmetto Health) Ser. 11A AGM	6.500	08/01/39	5,324,922
1,000,000	South Fork Municipal Auth. Pennsylvania Hospital Rev. (Conemaugh Valley Memorial Hospital) Ser. 10B AGC	5.375	07/01/35	1,105,120
450,000	University of California Regents Medical Center Pooled Rev. Ser. 07A NATL RE	4.750	05/15/31	484,515
2,050,000	Washington State Health Care Facilities Auth. Rev. (Multicare Health System Remarketed) Ser. 07B AGM	5.500	08/15/38	2,241,368

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Insured National Municipal Bond Portfolio (PZA)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (Continued)
$850,000	Washington State Health Care Facilities Auth. Rev. (Providence Health) Ser. 06E AGM	5.250%	10/01/33	$949,475
1,000,000	Wisconsin Health & Educational Facilities Auth. Rev. (Gundersen Lutheran) Ser. 11A	5.250	10/15/39	1,105,860
				162,787,712
	Hotel Occupancy Tax—1.4%
10,000,000	Miami-Dade CountryFlorida Special Obligation Ser. 12B AGM	5.000	10/01/35	11,175,200
2,000,000	Pittsburgh & Allegheny County Pennsylvania Sports & Exhibition Auth. Hotel Ref. Ser. 10 AGM	5.000	02/01/35	2,204,580
				13,379,780
	Industrial Revenue—0.6%
1,000,000	Fort Bend County Industrial Development Corp. Ser. 12A	4.750	05/01/38	1,014,300
1,000,000	Fort Bend County Industrial Development Corp. Ser.12B	4.750	11/01/42	1,012,700
3,000,000	Iowa Finance Auth. Midwestern Disaster Area Rev. (Alcoa, Inc. Project) Ser. 12	4.750	08/01/42	3,056,040
				5,083,040
	Lease Revenue—5.0%
2,000,000	Arizona State COP (Department of Administration) Ser. 10A AGM	5.000	10/01/27	2,241,140
2,000,000	Arizona State COP (Department of Administration) Ser. 10A AGM	5.250	10/01/28	2,277,400
3,000,000	Carlsbad California University School District COP Ser. 09A AGC	5.000	10/01/34	3,338,010
500,000	Kern County California COP (Capital Improvements Projects) Ser. 09A AGC	5.750	08/01/35	552,795
7,000,000	Los Angeles California Municipal Improvement Corp. Lease Rev. (Real Property) Ser. 09B AGC	5.500	04/01/39	7,763,000
2,150,000	Miami-Dade County Florida School Board COP Ser. 08B AGC	5.000	05/01/33	2,372,977
500,000	Miami-Dade County Florida School Board COP Ser. 09A AGC	5.375	02/01/34	564,655
14,880,000	Pueblo County Colorado COP (Judicial Complex Project) Ser. 12 AGM	5.000	09/15/42	16,687,622
4,000,000	Richmond Joint Powers Financing Auth. Lease Rev. (Civic Center Project) Ser. 09 AGC	5.750	08/01/29	4,559,080
5,000,000	State Public School Building Auth. Pennsylvania School Rev. (Harrisburg School District Project) Ser. 09A AGC	4.750	11/15/29	5,383,050
1,000,000	Yuba California Levee Financing Auth. Rev. (Levee Financing Project) Ser. 08A AGC	5.000	09/01/38	1,044,300
				46,784,029
	Miscellaneous Revenue—5.6%
7,500,000	Arizona State Lottery Rev. Ser. 10A AGM	5.000	07/01/28	8,402,775
7,500,000	Arizona State Lottery Rev. Ser. 10A AGM	5.000	07/01/29	8,372,250
2,500,000	Dallas Texas Civic Center Rev. Ref. & Improvement Ser. 09 AGC	5.250	08/15/34	2,822,925
2,000,000	Greater Arizona Development Auth. Infrastructure Rev. Ser. 05B NATL RE	5.000	08/01/35	2,109,200
1,000,000	Hudson Yards Infrastructure Corp. New York Rev. Ser. 06A NATL RE	4.500	02/15/47	1,030,140
1,000,000	Hudson Yards Infrastructure Corp. New York Rev. Ser. 11A AGM	5.000	02/15/47	1,097,140
2,025,000	Indianapolis Indiana Local Public Improvement Bond Bank (Pilot Infrastructure Project) Ser. 10F AGM	5.000	01/01/35	2,377,937
1,535,000	Indianapolis Indiana Local Public Improvement Bond Bank (Pilot Infrastructure Project) Ser. 10F AGM	5.000	01/01/40	1,795,919
1,000,000	Kentucky Economic Development Financial Auth. (Louisville Arena Project) Rev. Sub-Ser 08A-1 AGC	6.000	12/01/33	1,106,340
5,545,000	Kentucky Economic Development Financial Auth. (Louisville Arena Project) Rev. Sub-Ser 08A-1 AGC	6.000	12/01/38	6,073,550
1,500,000	Kentucky Economic Development Financial Auth. (Louisville Arena Project) Rev. Sub-Ser 08A-1 AGC	6.000	12/01/42	1,639,860
500,000	New York City Industrial Development Agency Rev. Queens Baseball Stadium (Pilot) Ser. 09 AGC	6.500	01/01/46	584,500

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Insured National Municipal Bond Portfolio (PZA)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (Continued)
$1,000,000	Newark New Jersey Housing Auth. Housing Rev. (South Ward Police Facility) Ser. 09 AGC	6.750%	12/01/38	$1,257,660
11,535,000	Pittsburg Unified School District Financing Auth. Rev. (District Bond Program) Ser. 11 AGM	5.500	09/01/46	13,112,988
				51,783,184
	Port, Airport & Marina Revenue—8.3%
3,000,000	Birmingham Alabama Airport Auth. Airport Rev. Ser. 10 AGM	5.250	07/01/30	3,458,520
1,500,000	Birmingham Alabama Airport Auth. Airport Rev. Ser. 10 AGM	5.500	07/01/40	1,732,545
5,000,000	Chicago Illinois O'Hare International Airport Rev. (Ref-Third Indenture) Ser. 05A NATL RE	5.000	01/01/29	5,429,200
2,000,000	City of Cleveland Ohio Airport System Rev. AGM	5.000	01/01/30	2,231,520
1,000,000	City of Cleveland Ohio Airport System Rev. AGM	5.000	01/01/31	1,115,760
1,500,000	Manchester New Hampshire General Airport Rev. Ref. Remarketed Ser. 09A AGM	5.125	01/01/30	1,659,225
10,000,000	Miami-Dade County Florida Aviation Rev. Ser. 08B AGM	5.000	10/01/41	10,705,500
7,000,000	Miami-Dade County Florida Aviation Rev. Ser. 10B AGM	5.000	10/01/35	7,811,580
15,000,000	Philadelphia Pennsylvania Airport Rev. Ser. 10A AGM	5.000	06/15/35	16,417,950
2,500,000	Port of Seattle Rev. (Intermediate Lien) Ref. Ser. 05A NATL RE	5.000	03/01/35	2,630,800
1,500,000	Sacramento County California Airport System Senior Rev. Ser. 08A AGM	5.000	07/01/41	1,633,740
2,000,000	San Jose California Airport Rev. Ser. 07B AMBAC	5.000	03/01/37	2,089,060
18,895,000	Wayne County Airport Auth. Rev. (Detroit Metropolitan Wayne County Airport) Ser. 12A AGM	5.000	12/01/42	20,810,575
				77,725,975
	Recreational Revenue—2.3%
9,000,000	Garden State Preservation Trust AGM	5.750	11/01/28	12,380,400
5,000,000	Miami-Dade County Florida Professional Sports Franchise Facilities Tax Ser. 09C AGC	5.375	10/01/28	5,672,150
3,000,000	New York City Industrial Development Agency Rev. Yankee Stadium (Pilot) Ser. 09 AGC	7.000	03/01/49	3,626,640
				21,679,190
	Sales Tax Revenue—2.4%
5,240,000	Bi-State Development Agency of Missouri-Illinois Metropolitan District Mass Transit Sales Tax (MetroLink Cross County Extension) Ser. 09 AGC	5.000	10/01/35	5,892,590
1,500,000	Central Puget Sound Regional Transportation Auth. Sales & Use Tax Rev. Ser. 07A AGM	5.000	11/01/34	1,690,605
400,000	Dallas Area Rapid Transit (SR Lien) Ser. 07 AMBAC	5.000	12/01/32	449,032
1,815,000	Illinois Regional Transportation Auth. Ser. 00 NATL RE	6.500	07/01/30	2,584,342
300,000	Illinois Regional Transportation Auth. Ser. 06A NATL RE	4.500	07/01/35	317,487
3,000,000	Metropolitan Atlanta Rapid Transit Auth. Georgia Sales Tax Rev. Ref. (Third Indenture) Ser. 07B AGM	5.000	07/01/37	3,372,510
3,000,000	Pittsburgh & Allegheny County Pennsylvania Sports & Exhibition Auth. Sales Ref. (Regional Asset District) Ser. 10 AGM	5.000	02/01/31	3,400,410
2,500,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev. (First Subordinate Ser.) 10A AGM	5.000	08/01/40	2,639,550
1,000,000	San Francisco California Bay Area Rapid Transit District Sales Tax Rev. Ref. Ser. 05A NATL RE	5.000	07/01/30	1,065,670
1,000,000	Santa Clara Valley California Transportation Auth. Sales Tax Rev. (Ref-Measure A) Ser. 07A AMBAC	5.000	04/01/36	1,121,400
				22,533,596

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Insured National Municipal Bond Portfolio (PZA)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (Continued)
	Sewer Revenue—5.8%
$24,375,000	Chicago Illinois Wastewater Transmission Rev. (Second Lien) Ser. 12 AGM	5.000%	01/01/37	$27,584,212
2,500,000	Chicago Illinois Wastewater Transmission Rev. Ser. 08A BHAC	5.500	01/01/38	2,748,725
2,000,000	Detroit Michigan Sewage Disposal Rev. (Second Lien-Remarketed) Ser. 06A BHAC	5.500	07/01/36	2,278,320
2,250,000	Detroit Michigan Sewage Disposal Rev. (Senior Lien-Remarketed) Ser. 03B AGM	7.500	07/01/33	2,831,850
5,000,000	Detroit Michigan Water & Sewerage Department Sewerage Disposal System Rev. Ref. (Senior Lien-Remarketed) Ser. 12A AGM	5.000	07/01/39	5,396,950
2,500,000	Fresno California Sewer Rev. Ser. 08A AGC	5.000	09/01/37	2,742,775
3,000,000	King County Washington Sewer Rev. Ser. 07 AGM	5.000	01/01/42	3,281,970
500,000	Los Angeles California Wastewater System Rev. Ref. Ser. 05A NATL RE	4.750	06/01/35	528,620
1,400,000	Sacramento County California Sanitation District Financing Auth. Rev. (County Sanitation District 1) Ser. 05 NATL RE	5.000	08/01/35	1,511,356
5,000,000	Sacramento County California Sanitation District Financing Auth. Rev. (Sacramento Regional County Sanitation) Ser. 06 NATL RE	5.000	12/01/36	5,465,750
				54,370,528
	Special Assessment—0.5%
4,000,000	Sacramento California Area Flood Control Agency Consolidated Capital Assessment District Ser. 08 BHAC	5.625	10/01/37	4,566,600
	Student Loan Revenue—0.4%
3,260,000	Maine Educational Loan Auth. Student Loan Rev. Ser. 09A-3 Class A AGC	5.875	12/01/39	3,622,023
	Tax Increment Revenue—1.2%
1,000,000	Park Creek Metropolitan District Colorado Rev. (Senior Limited Property Tax) Ser. 11A AGM	6.125	12/01/41	1,166,340
3,930,000	Westminster California Redevelopment Agency Tax Allocation Rev. Subordinate (Commercial Redevelopment Project No. 1) Ser. 09 AGC	6.250	11/01/39	4,640,269
5,000,000	Westminster California Redevelopment Agency Tax Allocation Rev. Subordinate (Commercial Redevelopment Project No. 1) Ser. 09 AGC	5.750	11/01/45	5,649,150
				11,455,759
	Transit Revenue—4.8%
500,000	Metropolitan Transportation Auth. New York Rev. Ref. Insured Ser. 02A AGM	5.750	11/15/32	500,775
1,755,000	Metropolitan Transportation Auth. New York Rev. Ser. 11A AGM	5.000	11/15/36	1,967,355
21,500,000	Metropolitan Transportation Auth. New York Rev. Ser. 12E AGM	5.000	11/15/42	24,441,200
400,000	New Jersey State Transportation Trust Fund Auth. (Transit System) Ser. 07A AMBAC	5.000	12/15/32	460,328
15,000,000	New Jersey State Transportation Trust Fund Auth. (Transit System) Ser. 08A AGC	5.500	12/15/38	17,133,150
				44,502,808
	Water Revenue—15.6%
36,340,000	Atlanta Georgia Water & Sewer Rev. Ser. 12 AGM	3.500	10/01/42	36,072,174
9,500,000	Atlanta Georgia Water & Wastewater Rev. Ser. 09-B AGM	5.250	11/01/34	10,825,820
1,000,000	Birmingham Alabama Waterworks & Sewer Board Rev. Ser. 09A AGC	5.250	01/01/39	1,107,780
2,160,000	Bucks County Pennsylvania Water & Sewer Auth. System Rev. Ser. 11 AGM	5.000	12/01/41	2,447,626
2,250,000	Chicago Illinois Waterworks Rev. Ref. (Second Lien) Ser. 08 AGM	5.250	11/01/33	2,630,340
5,000,000	City of Cape Coral Florida Water & Sewer Rev. Ref. Ser. 11 AGM	5.000	10/01/41	5,630,550
3,000,000	City of Cape Coral Florida Water & Sewer Rev. Ref. Ser. 11A AGM	5.000	10/01/42	3,438,000
2,000,000	Detroit Michigan Water Supply System Rev. (Second Lien-Remarketed) Ser. 06B AGM	6.250	07/01/36	2,327,780
5,425,000	Detroit Michigan Water Supply System Rev. (Second Lien-Remarketed) Ser. 06B AGM	7.000	07/01/36	6,572,008

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Insured National Municipal Bond Portfolio (PZA)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (Continued)
$1,500,000	Detroit Water Supply System Rev. (Second Lien) Ref. Ser. 06C AGM	5.000%	07/01/29	$1,588,665
1,000,000	East Bay California Municipal Utility District Water System Rev. Subordinated Ser. 05A NATL RE	5.000	06/01/35	1,087,450
1,500,000	Florida Municipal Loan Council Ser. 11D AGM	5.500	10/01/41	1,722,840
3,570,000	Houston Texas Utility System Rev. Ref. (Combined-First Lien) Ser. 09A AGC	6.000	11/15/35	4,308,669
6,535,000	Indianapolis Indiana Local Public Improvement (Waterworks Project) Ser. 09A AGC	5.500	01/01/38	7,360,697
1,000,000	Miami-Dade County Florida Water & Sewer System Rev. Ser. 10 AGM	5.000	10/01/27	1,171,260
20,000,000	Miami-Dade County Florida Water & Sewer System Rev. Ser. 10 AGM	5.000	10/01/29	23,223,600
1,500,000	Miami-Dade County Florida Water & Sewer System Rev. Ser. 10 AGM	4.625	10/01/30	1,665,915
1,000,000	New York City Municipal Water Finance Auth. Water & Sewer System Rev. (Second General Resolution) Ser. 08DD	6.000	06/15/40	1,225,580
400,000	New York City New York Municipal Water Finance Auth. Water & Sewer Rev. (Second General Resolution) Ser. 11GG	5.000	06/15/43	454,448
2,500,000	North Fort Bend Texas Water Auth. (Water System) Rev. Ser. 11 AGM	5.000	12/15/36	2,757,475
5,000,000	North Fort Bend Water Auth. Texas Water System Rev. Ser. 09 AGC	5.250	12/15/34	5,705,150
2,000,000	North Sumter County Florida Utility Dependent District Utility Rev. Ser. 10 AGM	5.375	10/01/40	2,208,980
875,000	Philadelphia Pennsylvania Water & Wastewater Rev. Ser. 10C AGM	5.000	08/01/40	980,262
3,000,000	Port St. Lucie Florida Utility Rev. Ref. System Ser. 09 AGC	5.000	09/01/35	3,335,160
4,050,000	Puerto Rico Commonwealth Aqueduct & Sewer Auth. Rev. (Senior Lien) Ser. 08A AGC	5.125	07/01/47	4,193,330
2,790,000	Riverside California Water Rev. Ser. 08B AGM	5.000	10/01/38	3,066,098
500,000	San Francisco City & County Public Utilities Commission Water Rev. Ser. 06A AGM	4.500	11/01/31	535,285
1,000,000	San Jacinto Texas River Auth. Special Project Rev. (GRP Project) Ser. 11 AGM	5.000	10/01/37	1,086,800
500,000	San Luis Obispo County California Financing Auth. Rev. (Nacimiento Water Project) Ser. 07A NATL RE	5.000	09/01/38	534,595
5,470,000	Town of Davie Florida Water & Sewer Rev. Ser. 11 AGM	5.000	10/01/41	6,101,840
				145,366,177
	Total Investments (Cost $867,544,855)(a)—100.4%			936,780,908
	Liabilities in excess of other assets—(0.4)%			(3,603,896)
	Net Assets—100.0%			$933,177,012

Investment Abbreviations:
Auth.—Authority
COP—Certificate of Participation
RAC—Revenue Anticipation Certificates
Ref.—Refunding Bonds
Rev.—Revenue
Ser.—Series
AGC—Assured Guaranty Corp.
AGM—Assured Guaranty Municipal Corp.
AMBAC—American Municipal Bond Assurance Corp.
BHAC—Berkshire Hathaway Assurance Corp.
NATL RE—National Public Finance Guarantee Corp.

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Insured National Municipal Bond Portfolio (PZA)

October 31, 2012

Notes to Schedule of Investments:

(a)  This table, as of October 31, 2012, provides a listing of those entities that have either guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the value of securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the borrower's obligations but may be called upon to satisfy the borrower's obligations.

Entities	Percentage of Total Investments
Assured Guaranty Municipal Corp.	68.8%
Assured Guaranty Corp.	21.9

See Notes to Financial Statements.

Schedule of Investments

PowerShares Insured New York Municipal Bond Portfolio (PZT)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds—92.8%
	Ad Valorem Property Tax—4.1%
$1,000,000	Puerto Rico Commonwealth Public Improvement Ref. Ser. 07A-4 AGM	5.250%	07/01/30	$1,082,650
790,000	Puerto Rico Commonwealth Public Improvement Ref. Ser. 07A-4 AGM	5.000	07/01/31	836,578
1,000,000	Puerto Rico Commonwealth Public Improvement Ref. Ser. 12A AGM	5.000	07/01/35	1,049,940
				2,969,168
	College Revenue—7.6%
1,500,000	New York State Dormitory Auth. Rev. (New York University) Ser. 01 AMBAC	5.500	07/01/40	2,035,095
2,500,000	New York State Dormitory Auth. Rev. (The New School) Ser. 10 AGM	5.500	07/01/43	2,863,825
500,000	New York State Dormitory Auth. Rev. Non-Special Treatment Supported Debt (Fordham University) Ser. 08B AGC	5.000	07/01/38	542,160
				5,441,080
	Electric Power Revenue—12.2%
2,000,000	Guam Power Auth. Rev. Ser. 10A(Guam) AGM	5.000	10/01/37	2,116,260
1,000,000	Guam Power Auth. Rev. Ser. 12A AGM	5.000	10/01/30	1,121,950
4,500,000	Long Island Power Auth. New York Electric Systems Rev. General Ser. 08A BHAC	5.500	05/01/33	5,327,685
185,000	New York State Power Auth. Rev. Ser. 07A NATL RE	4.500	11/15/47	196,085
				8,761,980
	Highway Tolls Revenue—7.2%
1,000,000	New York State Thruway Auth. General Rev. Ser. 05G AGM	5.000	01/01/32	1,090,760
600,000	New York State Thruway Auth. General Rev. Ser. 07H NATL RE	5.000	01/01/37	669,654
2,000,000	Puerto Rico Highway & Transportation Auth. Rev. Ref. Ser. 07CC AGM	5.250	07/01/32	2,293,560
1,100,000	Triborough Bridge & Tunnel Auth. Rev. Ref. Ser. 02 NATL RE	5.000	11/15/32	1,103,432
				5,157,406
	Hospital Revenue—4.8%
1,600,000	Build New York City Resource Corp. Package Facilities Rev. (Royal Charter Properties—New York & Presbyterian Hospital) Ser. 12 AGM	4.750	12/15/32	1,726,560
600,000	New York State Dormitory Auth. Rev. (Mental Health Services Facilities Improvement) Ser. 05B AMBAC	5.000	02/15/30	643,620
1,000,000	New York State Dormitory Auth. Rev. Special Treatment Supported Debt (Mental Health Services Facilities Improvement) Ser. 08A AGM	5.000	02/15/38	1,097,540
				3,467,720
	Hotel Occupancy Tax—2.3%
1,500,000	New York Convention Center Development Corp. Rev. (Hotel Unit Fee Secured) Ser. 05 AMBAC	5.000	11/15/44	1,623,285
	Income Tax Revenue—0.7%
500,000	New York State Urban Development Corp. Rev. (State Personal Income Tax) Ser. 07C NATL RE	4.500	03/15/37	532,280
	Lease Revenue—2.5%
1,000,000	Puerto Rico Public Buildings Auth. Rev. Ref. (Government Facilities-Remarketed) Ser. 04K AGM	5.250	07/01/27	1,078,410
700,000	Rensselaer City School District Ser. 06 SGI	5.000	06/01/36	713,027
				1,791,437
	Miscellaneous Revenue—18.6%
500,000	Erie County New York Industrial Development Agency School Facility Rev. (City School District of the city of Buffalo Project) Ser. 03A AGM	5.750	05/01/28	574,090
1,100,000	Hudson Yards Infrastructure Corp. Rev. Ser. 06A NATL RE	4.500	02/15/47	1,133,154
4,000,000	Hudson Yards Infrastructure Corp. Rev. Ser. 11A AGM AGM	5.000	02/15/47	4,388,560
See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Insured New York Municipal Bond Portfolio (PZT)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (Continued)
$2,500,000	Hudson Yards Infrastructure Corp. Ser.06A FGIC	5.000%	02/15/47	$2,654,800
2,500,000	New York City Industrial Development Agency Rev. Queens Baseball Stadium (Pilot) Ser. 09 AGC	6.500	01/01/46	2,922,500
1,000,000	New York City New York Transitional Finance Auth. Building Aid Rev. (Fiscal 2007) Ser. 06S-1 NATL RE	5.000	07/15/36	1,070,890
600,000	New York City Transitional Finance Auth. Building Aid Rev. Ser. 07S-2 NATL RE	4.250	01/15/34	625,962
				13,369,956
	Port, Airport & Marina Revenue—3.0%
1,000,000	Port Auth. of New York & New Jersey (Consolidated One Hundred Forty-Eighth) Ser. 07 AGM	5.000	08/15/37	1,089,290
1,000,000	Port Auth. of New York & New Jersey (Consolidated-One Hundred Forty-Eighth) Ser. 07 AGM	5.000	08/15/33	1,103,820
				2,193,110
	Recreational Revenue—4.2%
2,000,000	New York City Industrial Development Agency Rev. Yankee Stadium (Pilot) Ser. 09 AGC	7.000	03/01/49	2,417,760
600,000	New York City Trust for Cultural Resources Rev. (American Museum of National History) Ser. 04A NATL RE	5.000	07/01/44	620,298
				3,038,058
	Sales Tax Revenue—7.9%
400,000	Puerto Rico Commonwealth Highway & Transportation Auth. Rev. Ref. Ser. 07N FGIC	5.250	07/01/39	414,612
790,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev. (First Subordinate Ser.) 10A AGM	5.000	08/01/40	834,098
1,435,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev. (First Subordinate Ser.) 10C AGM	5.125	08/01/42	1,528,662
2,690,000	Sales Tax Asset Receivables Corp. Ser. 04A AMBAC	5.000	10/15/32	2,903,721
				5,681,093
	Transit Revenue—11.5%
2,005,000	Metropolitan Transportation Auth. New York Rev. Ref. Insured Ser. 02A AGM	5.750	11/15/32	2,008,108
1,500,000	Metropolitan Transportation Auth. New York Rev. Ser. 11A AGM	5.000	11/15/36	1,681,500
3,500,000	Metropolitan Transportation Auth. New York Rev. Ser. 12E AGM	5.000	11/15/42	3,978,800
600,000	Metropolitan Transportation Auth. Rev. Ser. 07A NATL RE	4.750	11/15/37	630,624
				8,299,032
	Water Revenue—6.2%
1,100,000	Nassau County New York Sewer & Storm Water Finance Auth. System Rev. Ser. 08A BHAC	5.375	11/01/28	1,270,918
600,000	New York City Municipal Finance Auth. Water & Sewer System Rev. Ser. 07A AGM	4.250	06/15/39	626,790
2,500,000	Puerto Rico Commonwealth Aqueduct & Sewer Auth. Rev. (Senior Lien) Ser. 08A AGC	5.125	07/01/47	2,588,475
				4,486,183
	Total Investments (Cost $62,344,979)(a)—92.8%			66,811,788
	Other assets less liabilities—7.2%			5,171,389
	Net Assets—100.0%			$71,983,177

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Insured New York Municipal Bond Portfolio (PZT)

October 31, 2012

Investment Abbreviations:
Auth.—Authority
Ref.—Refunding Bonds
Rev.—Revenue
Ser.—Series
AGC—Assured Guaranty Corp.
AGM—Assured Guaranty Municipal Corp.
AMBAC—American Municipal Bond Assurance Corp.
BHAC—Berkshire Hathaway Assurance Corp.
FGIC—Financial Guaranty Insurance Co.
NATL RE—National Public Finance Guarantee Corp.
SGI—Syncora Guarantee, Inc.

Notes to Schedule of Investments:

(a)  This table, as of October 31, 2012, provides a listing of those entities that have either guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the value of securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the borrower's obligations but may be called upon to satisfy the borrower's obligations.

Entities	Percentage of Total Investments
Assured Guaranty Municipal Corp.	51.1%
Assured Guaranty Corp.	12.7
American Municipal Bond Assurance Corp.	10.8
Berkshire Hathaway Assurance Corp.	9.9
National Public Finance Guarantee Corp.	9.9

See Notes to Financial Statements.

Schedule of Investments

PowerShares International Corporate Bond Portfolio (PICB)

October 31, 2012

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds—98.0%
		Australia—4.1%
EUR	150,000	Australia & New Zealand Banking Group Ltd., Series E, MTN	3.750%	03/10/17	$213,953
AUD	700,000	Commonwealth Bank of Australia	5.750	01/25/17	782,999
EUR	150,000	Commonwealth Bank of Australia, Series E, MTN	4.375	02/25/20	225,508
AUD	1,150,000	National Australia Bank Ltd., Series DIP	6.750	09/16/14	1,264,161
AUD	250,000	National Australia Bank Ltd., Series DIP	6.000	02/15/17	279,183
EUR	350,000	National Australia Bank Ltd., Series G, MTN	4.000	07/13/20	513,658
EUR	100,000	Telstra Corp. Ltd., Series E, MTN	4.750	03/21/17	150,184
AUD	300,000	Westpac Banking Corp., MTN	7.000	08/18/14	330,482
AUD	500,000	Westpac Banking Corp., MTN	7.250	11/18/16	582,216
EUR	350,000	Westpac Banking Corp., Series E, MTN	4.250	09/22/16	505,422
EUR	200,000	Westpac Banking Corp., Series E, MTN	4.125	05/25/18	293,597
GBP	150,000	Westpac Banking Corp., Series E, MTN	5.000	10/21/19	279,275
					5,420,638
		Austria—0.4%
EUR	150,000	Hypo Alpe-Adria-Bank International AG, Series E, MTN	4.375	01/24/17	204,871
CHF	200,000	Pfandbriefstelle DER Oesterreichischen Landes-Hypothekenbanken, Series E, MTN	2.875	07/21/17	239,794
					444,665
		Belgium—0.5%
GBP	150,000	Anheuser-Busch InBev NV, Series E, MTN	9.750	07/30/24	390,348
EUR	200,000	Fortis Bank SA/NV, Series E, MTN	5.757	10/04/17	285,171
					675,519
		Canada—10.3%
CAD	400,000	Bank of Montreal, Series DPNT	3.490	06/10/16	419,930
CAD	550,000	Bank of Montreal, Series DPNT	2.960	08/02/16	567,978
CAD	300,000	Bank of Montreal, Series DPNT	2.390	07/12/17	302,287
CAD	400,000	Bank of Montreal, Series DPNT	6.020	05/02/18	474,469
CAD	325,000	Bank of Nova Scotia	3.610	02/22/16	341,778
CAD	200,000	Bank of Nova Scotia, Series DPNT	2.740	12/01/16	204,688
CAD	400,000	Bank of Nova Scotia, Series DPNT	2.598	02/27/17	406,567
CAD	450,000	Bank of Nova Scotia, Series DPNT	4.100	06/08/17	486,342
CAD	275,000	Bell Canada	3.600	12/02/15	287,758
CAD	575,000	Bell Canada	4.400	03/16/18	628,243
CAD	250,000	Bell Canada	3.350	06/18/19	257,511
CAD	600,000	Canadian Imperial Bank of Commerce/Canada	2.650	11/08/16	611,946
CAD	200,000	Canadian Imperial Bank of Commerce/Canada, Series DPNT	2.200	05/22/15	202,057
CAD	850,000	Canadian Imperial Bank of Commerce/Canada, Series DPNT, MTN	3.950	07/14/17	914,658
CAD	300,000	CDP Financial, Inc.	4.600	07/15/20	341,019
CAD	200,000	HSBC Bank Canada, Series DPNT	2.901	01/13/17	204,967
CAD	600,000	HSBC Bank Canada, Series DPNT	3.558	10/04/17	632,248
CAD	250,000	Manulife Financial Corp., MTN	4.896	06/02/14	261,326
CAD	150,000	Rogers Communications, Inc.	5.800	05/26/16	167,577
CAD	625,000	Rogers Communications, Inc.	5.340	03/22/21	715,739
CAD	250,000	Royal Bank of Canada, Series DPNT	3.360	01/11/16	260,886
CAD	300,000	Royal Bank of Canada, Series DPNT	2.680	12/08/16	306,123
CAD	700,000	Royal Bank of Canada, Series DPNT	3.660	01/25/17	741,902
CAD	350,000	Royal Bank of Canada, Series DPNT	2.580	04/13/17	355,382
CAD	1,000,000	Royal Bank of Canada, Series DPNT	2.980	05/07/19	1,026,353
CAD	350,000	Shaw Communications, Inc.	5.650	10/01/19	394,399

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares International Corporate Bond Portfolio (PICB)

October 31, 2012

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (Continued)
CAD	450,000	Shaw Communications, Inc.	6.750%	11/09/39	$489,800
CAD	150,000	TELUS Corp., Series CG	5.050	12/04/19	171,552
CAD	500,000	TELUS Corp., Series CH	5.050	07/23/20	572,461
CAD	450,000	Toronto-Dominion Bank (The), Series DPNT	2.948	08/02/16	465,758
GBP	200,000	Xstrata Canada Financial Corp., Series E, MTN	7.375	05/27/20	395,847
					13,609,551
		Cayman Islands—1.0%
EUR	150,000	Hutchison Whampoa Europe Finance 12 Ltd., Series E, MTN	2.500	06/06/17	203,325
EUR	150,000	Hutchison Whampoa Finance 09 Ltd.	4.750	11/14/16	220,454
GBP	450,000	Thames Water Utilities Cayman Finance Ltd., Series E, MTN	5.500	02/11/41	876,101
					1,299,880
		Denmark—1.5%
EUR	250,000	Carlsberg Breweries A/S, Series E, MTN	3.375	10/13/17	351,005
EUR	200,000	Danske Bank A/S, Series E, MTN	2.500	07/09/15	267,777
EUR	150,000	Danske Bank A/S, Series E, MTN	3.875	05/18/16	210,522
GBP	500,000	Dong Energy A/S, Series E, MTN	4.875	01/12/32	879,175
GBP	150,000	TDC A/S, MTN	5.625	02/23/23	285,055
					1,993,534
		Finland—0.3%
EUR	300,000	Fortum OYJ, Series E, MTN	2.250	09/06/22	383,158
		France—16.1%
EUR	350,000	Areva SA, Series E, MTN	3.875	09/23/16	474,796
EUR	150,000	Autoroutes Du Sud de la France SA, Series E, MTN	5.625	07/04/22	240,194
EUR	200,000	Banque Federative Du Credit Mutuel SA, Series E, MTN	4.125	07/20/20	290,014
EUR	200,000	Banque Federative Du Credit Mutuel SA, Series E, MTN	4.000	10/22/20	263,127
EUR	100,000	Banque PSA Finance SA, Series E, MTN	4.250	02/25/16	128,579
EUR	350,000	BNP Paribas SA, Series E, MTN	3.500	03/07/16	484,494
EUR	200,000	BNP Paribas SA, Series E, MTN	5.431	09/07/17	287,334
EUR	700,000	BNP Paribas SA, Series E, MTN	3.750	11/25/20	992,433
EUR	100,000	Bouygues SA	6.125	07/03/15	146,569
EUR	100,000	Bouygues SA	4.250	07/22/20	144,100
EUR	150,000	BPCE SA, Series E, MTN	2.875	09/22/15	203,345
EUR	250,000	BPCE SA, Series E, MTN	3.750	07/21/17	354,220
EUR	100,000	Caisse Centrale Du Credit Immobilier de France, MTN	3.750	03/10/14	131,314
EUR	350,000	Carrefour SA, Series E, MTN	4.000	04/09/20	495,114
EUR	100,000	Carrefour SA, Series E, MTN	3.875	04/25/21	140,157
EUR	150,000	Casino Guichard Perrachon SA, Series E, MTN	4.481	11/12/18	218,987
EUR	150,000	Cie de St-Gobain, Series E, MTN	3.500	09/30/15	206,743
EUR	200,000	Cie de St-Gobain, Series E, MTN	4.750	04/11/17	291,646
EUR	150,000	Cie Financiere et Industrielle des Autoroutes	5.000	05/24/21	229,656
EUR	350,000	Credit Agricole SA, Series E, MTN	5.971	02/01/18	497,693
EUR	150,000	Credit Agricole SA, Series E, MTN	5.875	06/11/19	212,527
EUR	100,000	Credit Agricole SA/London, Series E, MTN	3.625	03/08/16	139,232
EUR	300,000	Credit Agricole SA/London, Series E, MTN	3.875	02/13/19	427,439
EUR	200,000	Credit Agricole SA/London, Series E, MTN	5.125	04/18/23	315,553
EUR	100,000	Credit Mutuel Arkea Sac, Series E, MTN	5.000	06/28/17	148,367
EUR	100,000	Dexia Credit Local SA, Series E, MTN	5.375	07/21/14	128,661
EUR	500,000	Electricite de France SA, Series E, MTN	6.250	01/25/21	831,420
EUR	400,000	Electricite de France SA, Series E, MTN	4.625	09/11/24	600,401
EUR	400,000	Electricite de France SA, Series E, MTN	4.125	03/25/27	565,294

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares International Corporate Bond Portfolio (PICB)

October 31, 2012

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (Continued)
GBP	550,000	Electricite de France SA, Series E, MTN	6.250%	05/30/28	$1,110,848
GBP	500,000	Electricite de France SA, Series E, MTN	6.125	06/02/34	990,061
GBP	300,000	Electricite de France SA, Series E, MTN	5.500	03/27/37	543,435
GBP	200,000	Electricite de France SA, Series E, MTN	5.500	10/17/41	364,208
EUR	75,000	France Telecom SA, Series E, MTN	4.750	02/21/17	111,520
EUR	1,000,000	France Telecom SA, Series E, MTN	3.875	04/09/20	1,450,394
GBP	350,000	France Telecom SA, Series E, MTN	8.125	11/20/28	826,391
EUR	200,000	GDF Suez, Series E, MTN	6.875	01/24/19	338,157
EUR	1,000,000	GDF Suez, Series E, MTN	3.500	10/18/22	1,421,688
GBP	150,000	GDF Suez, Series E, MTN	7.000	10/30/28	337,734
EUR	100,000	Gie GDF Suez Alliance, Series E, MTN	5.750	06/24/23	166,440
EUR	200,000	Pernod-Ricard SA	5.000	03/15/17	294,967
EUR	100,000	Societe DES Autoroutes Paris-Rhin-Rhone, Series E, MTN	5.000	01/12/17	144,323
EUR	50,000	Societe Generale SA, Series E, MTN	3.750	08/21/14	68,010
EUR	200,000	Societe Generale SA, Series E, MTN	4.000	04/20/16	281,069
EUR	150,000	Societe Generale SA, Series E, MTN	3.125	09/21/17	207,217
GBP	300,000	Societe Generale SA, Series E, MTN	5.400	01/30/18	497,460
EUR	300,000	Societe Generale SA, Series E, MTN	4.750	03/02/21	448,888
EUR	100,000	Suez Environnement Co., Series E, MTN	4.078	05/17/21	147,804
EUR	100,000	Veolia Environnement SA, Series E, MTN	4.375	01/16/17	144,953
GBP	350,000	Veolia Environnement SA, Series E, MTN	6.125	10/29/37	664,698
EUR	300,000	Vinci SA, Series E, MTN	4.125	02/20/17	433,087
EUR	100,000	Vivendi SA, Series E, MTN	3.500	07/13/15	136,707
EUR	300,000	Vivendi SA, Series E, MTN	4.750	07/13/21	441,492
					21,160,960
		Germany—1.8%
EUR	100,000	Bertelsmann AG	4.750	09/26/16	146,146
EUR	200,000	Commerzbank AG, Series 796, MTN	3.625	07/10/17	281,448
EUR	150,000	Commerzbank AG, Series E, MTN	3.875	03/22/17	212,902
EUR	250,000	Commerzbank AG, Series E, MTN	4.000	09/16/20	360,651
EUR	200,000	Daimler AG, Series E, MTN	4.125	01/19/17	290,081
EUR	150,000	Deutsche Bank AG, Series E, MTN	5.125	08/31/17	228,459
EUR	150,000	Deutsche Bank AG, Series E, MTN	5.000	06/24/20	212,465
EUR	100,000	Merck Financial Services GMBH, Series E, MTN	4.500	03/24/20	152,536
EUR	100,000	Metro AG, Series E, MTN	7.625	03/05/15	147,625
EUR	300,000	Volkswagen Leasing GMBH, Series E, MTN	2.375	09/06/22	387,355
					2,419,668
		Italy—7.6%
EUR	300,000	Assicurazioni Generali SpA, Series E, MTN	5.125	09/16/24	403,548
EUR	100,000	Atlantia SpA, Series E, MTN	5.000	06/09/14	137,359
EUR	700,000	Atlantia SpA, Series E, MTN	3.375	09/18/17	940,864
EUR	200,000	Atlantia SpA, Series E, MTN	4.500	02/08/19	277,059
EUR	100,000	Banco Popolare SC, Series E, MTN	4.125	10/22/14	130,645
GBP	650,000	Enel SpA, Series E, MTN	6.250	06/20/19	1,128,034
EUR	400,000	ENI SpA	4.125	09/16/19	575,675
EUR	350,000	ENI SpA, Series E, MTN	3.500	01/29/18	489,933
EUR	400,000	ENI SpA, Series E, MTN	4.250	02/03/20	579,461
EUR	150,000	ENI SpA, Series E, MTN	4.000	06/29/20	214,127
EUR	100,000	Intesa Sanpaolo SpA, Series E, MTN	5.375	12/19/13	134,036
EUR	400,000	Intesa Sanpaolo SpA, Series E, MTN	4.125	01/14/16	523,969
EUR	300,000	Intesa Sanpaolo SpA, Series E, MTN	4.125	09/19/16	388,678

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares International Corporate Bond Portfolio (PICB)

October 31, 2012

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (Continued)
EUR	300,000	Intesa Sanpaolo SpA, Series E, MTN	5.000%	02/28/17	$401,686
EUR	100,000	Intesa Sanpaolo SpA, Series E, MTN	5.150	07/16/20	126,435
EUR	200,000	Intesa Sanpaolo SpA, Series G, MTN	4.000	11/08/18	253,170
EUR	200,000	Snam SpA, Series E, MTN	5.000	01/18/19	283,430
EUR	300,000	Telecom Italia SpA, MTN	5.125	01/25/16	419,205
GBP	400,000	Telecom Italia SpA, Series E, MTN	7.375	12/15/17	722,101
EUR	400,000	Telecom Italia SpA, Series E, MTN	5.250	02/10/22	530,238
EUR	250,000	Telecom Italia SpA, Series E, MTN	7.000	01/20/17	368,730
EUR	250,000	Terna Rete Elettrica Nazionale SpA, Series E, MTN	4.125	02/17/17	348,977
EUR	100,000	Terna Rete Elettrica Nazionale SpA, Series E, MTN	4.750	03/15/21	142,832
EUR	100,000	UniCredit SpA, Series E, MTN	5.250	01/14/14	134,392
EUR	300,000	UniCredit SpA, Series E, MTN	5.750	09/26/17	392,880
					10,047,464
		Japan—1.8%
JPY	10,000,000	Development Bank of Japan	1.600	06/20/14	128,123
JPY	50,000,000	Development Bank of Japan	1.050	06/20/23	643,138
JPY	20,000,000	East Japan Railway Co., Series 3	3.950	02/25/16	281,117
JPY	100,000,000	Panasonic Corp., Series 10	0.752	03/18/16	1,260,230
					2,312,608
		Jersey Islands—1.5%
GBP	750,000	BAA Funding Ltd., Series E, MTN	6.750	12/03/26	1,589,699
GBP	200,000	Heathrow Funding Ltd., Series E, MTN	7.125	02/14/24	384,941
					1,974,640
		Luxembourg—0.9%
EUR	200,000	ArcelorMittal	9.375	06/03/16	305,485
EUR	150,000	ArcelorMittal, Series E, MTN	4.625	11/17/17	203,818
EUR	100,000	Glencore Finance Europe SA	4.125	04/03/18	138,640
EUR	400,000	Glencore Finance Europe SA, Series E, MTN	5.250	03/22/17	577,279
					1,225,222
		Netherlands—17.7%
EUR	200,000	ABN AMRO Bank NV, Series E, MTN	4.250	04/11/16	285,226
EUR	700,000	ABN AMRO Bank NV, Series E, MTN	3.625	10/06/17	997,377
EUR	200,000	ABN AMRO Bank NV, Series E, MTN	7.125	07/06/22	285,857
EUR	250,000	Allianz Finance II BV, Series E, MTN	4.750	07/22/19	379,636
EUR	300,000	Allianz Finance II BV, Series E, MTN	3.500	02/14/22	421,608
EUR	200,000	BMW Finance NV, Series E, MTN	3.875	01/18/17	288,420
EUR	150,000	BMW Finance NV, Series E, MTN	3.625	01/29/18	216,645
EUR	250,000	BMW Finance NV, Series E, MTN	3.250	01/14/19	353,519
GBP	200,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank Ba/Netherlands	4.000	09/19/22	343,649
EUR	650,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank Ba/Netherlands, Series E, MTN	3.375	04/21/17	912,544
EUR	300,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank Ba/Netherlands, Series E, MTN	4.750	01/15/18	448,630
EUR	150,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank Ba/Netherlands, Series E, MTN	3.500	10/17/18	212,715
EUR	300,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank Ba/Netherlands, Series E, MTN	4.125	01/12/21	438,632
EUR	200,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank Ba/Netherlands, Series E, MTN	4.125	09/14/22	267,531

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares International Corporate Bond Portfolio (PICB)

October 31, 2012

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (Continued)
EUR	700,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank Ba/Netherlands, Series G, MTN	4.125%	01/14/20	$1,023,173
EUR	600,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank Ba/Netherlands, Series G, MTN	3.750	11/09/20	800,626
EUR	650,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank Ba/Netherlands, Series G, MTN	4.000	01/11/22	941,642
EUR	300,000	Deutsche Bahn Finance BV, Series E, MTN	4.875	03/12/19	466,583
EUR	500,000	Deutsche Telekom International Finance BV, Series E, MTN	4.250	07/13/22	748,270
EUR	1,100,000	E.ON International Finance BV, Series E, MTN	5.750	05/07/20	1,824,186
GBP	150,000	E.ON International Finance BV, Series E, MTN	5.875	10/30/37	305,338
EUR	100,000	ENEL Finance International NV, Series E, MTN	4.125	07/12/17	136,450
EUR	250,000	ENEL Finance International NV, Series E, MTN	5.000	09/14/22	338,346
EUR	750,000	ENEL Finance International NV, Series G, MTN	5.750	10/24/18	1,085,647
EUR	100,000	Fortis Bank Nederland NV, Series E, MTN	4.000	02/03/15	138,062
EUR	300,000	Hit Finance BV	5.750	03/09/18	420,489
EUR	100,000	ING Bank NV	3.375	03/03/15	135,880
EUR	300,000	ING Bank NV, Series E, MTN	3.875	05/24/16	420,784
GBP	350,000	ING Bank NV, Series E, MTN	5.375	04/15/21	651,310
EUR	250,000	ING Groep NV, Series E, MTN	4.750	05/31/17	367,463
EUR	200,000	KBC Internationale Financieringsmaatschappij NV, Series E, MTN	3.875	03/31/15	271,990
EUR	400,000	KBC Internationale Financieringsmaatschappij NV, Series E, MTN	4.500	03/27/17	567,261
EUR	100,000	Koninklijke KPN NV, Series G, MTN	4.000	06/22/15	138,942
EUR	150,000	Koninklijke KPN NV, Series G, MTN	3.750	09/21/20	205,887
GBP	250,000	Koninklijke KPN NV, Series G, MTN	5.750	09/17/29	459,484
NOK	9,000,000	Nederlandse Waterschapsbank NV, Series E, MTN	3.375	04/03/17	1,629,186
EUR	200,000	Repsol International Finance BV, Series E, MTN	6.500	03/27/14	275,316
EUR	350,000	RWE Finance BV, Series E, MTN	6.625	01/31/19	578,859
GBP	150,000	RWE Finance BV, Series E, MTN	6.500	04/20/21	303,128
GBP	450,000	RWE Finance BV, Series E, MTN	5.500	07/06/22	863,126
GBP	200,000	RWE Finance BV, Series E, MTN	6.250	06/03/30	412,545
EUR	250,000	Shell International Finance BV, Series E, MTN	4.375	05/14/18	377,858
EUR	90,000	Siemens Financieringsmaatschappij NV, Series E, MTN	5.125	02/20/17	136,943
EUR	250,000	Siemens Financieringsmaatschappij NV, Series E, MTN	5.625	06/11/18	399,590
GBP	200,000	Siemens Financieringsmaatschappij NV, Series E, MTN	3.750	09/10/42	312,063
EUR	100,000	Volkswagen International Finance NV, Series E, MTN	7.000	02/09/16	154,333
EUR	150,000	Volkswagen International Finance NV, Series E, MTN	1.875	05/15/17	199,604
EUR	250,000	Volkswagen International Finance NV, Series E, MTN	3.250	01/21/19	352,809
					23,295,162
		Norway—1.3%
EUR	275,000	DNB Bank ASA, Series E, MTN	3.875	06/29/20	400,904
EUR	500,000	DNB Bank ASA, Series E, MTN	4.250	01/18/22	741,765
EUR	250,000	Statoil ASA, Series E, MTN	5.625	03/11/21	418,305
EUR	50,000	Telenor ASA, Series E, MTN	4.875	05/29/17	75,412
					1,636,386
		Spain—5.4%
EUR	100,000	Abertis Infraestructuras SA	4.625	10/14/16	134,640
EUR	100,000	Abertis Infraestructuras SA	5.125	06/12/17	137,442
EUR	100,000	BBVA Senior Finance SAU, Series G, MTN	3.250	04/23/15	128,103
EUR	150,000	BBVA Senior Finance SAU, Series G, MTN	3.875	08/06/15	194,478
EUR	200,000	BBVA Senior Finance SAU, Series G, MTN	4.375	09/21/15	262,378
EUR	100,000	Gas Natural Capital Markets SA, Series E, MTN	5.250	07/09/14	136,692

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares International Corporate Bond Portfolio (PICB)

October 31, 2012

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (Continued)
EUR	150,000	Gas Natural Capital Markets SA, Series E, MTN	4.375%	11/02/16	$203,263
EUR	300,000	Iberdrola Finanzas SAU, Series E, MTN	4.750	01/25/16	414,365
EUR	200,000	Iberdrola Finanzas SAU, Series E, MTN	4.125	03/23/20	261,804
GBP	400,000	Iberdrola Finanzas SAU, Series E, MTN	7.375	01/29/24	720,004
EUR	200,000	Santander International Debt SA Unipersonal	4.250	04/07/14	263,371
EUR	100,000	Santander International Debt SA Unipersonal, Series E, MTN	3.500	08/12/14	130,270
EUR	300,000	Santander International Debt SA Unipersonal, Series E, MTN	4.500	05/18/15	398,534
EUR	100,000	Santander International Debt SA Unipersonal, Series E, MTN	4.125	10/04/17	129,634
EUR	500,000	Santander International Debt SAU, Series E, MTN	4.000	03/27/17	645,769
EUR	200,000	Telefonica Emisiones SAU, MTN	4.750	02/07/17	273,293
EUR	250,000	Telefonica Emisiones SAU, Series E, MTN	3.406	03/24/15	331,659
EUR	300,000	Telefonica Emisiones SAU, Series E, MTN	4.797	02/21/18	407,237
EUR	100,000	Telefonica Emisiones SAU, Series E, MTN	4.693	11/11/19	133,620
GBP	300,000	Telefonica Emisiones SAU, Series E, MTN	5.289	12/09/22	471,564
EUR	1,000,000	Telefonica Emisiones SAU, Series G, MTN	3.661	09/18/17	1,306,577
					7,084,697
		Sweden—2.6%
EUR	100,000	Nordea Bank AB, Series E, MTN	4.500	03/26/20	140,593
EUR	200,000	Nordea Bank AB, Series E, MTN	3.250	07/05/22	275,460
EUR	200,000	Nordea Bank AB, Series E, MTN	4.000	06/29/20	294,331
EUR	300,000	Svenska Handelsbanken AB, Series E, MTN	2.250	06/14/18	403,056
EUR	200,000	Svenska Handelsbanken AB, Series E, MTN	4.375	10/20/21	302,989
EUR	150,000	Swedbank AB, Series G, MTN	2.375	04/04/16	202,301
SEK	3,000,000	Swedish Match AB, Series E, MTN	4.340	07/12/15	474,616
EUR	300,000	Vattenfall AB, Series E, MTN	6.250	03/17/21	513,604
GBP	200,000	Vattenfall AB, Series E, MTN	6.875	04/15/39	465,899
SEK	1,000,000	Volvo Treasury AB, Series E, MTN	4.500	04/04/14	155,362
EUR	150,000	Volvo Treasury AB, Series E, MTN	5.000	05/31/17	222,630
					3,450,841
		Switzerland—3.7%
EUR	150,000	Credit Suisse AG/Guernsey, Series E, MTN	2.875	09/24/15	204,480
EUR	525,000	Credit Suisse AG/London, Series E, MTN	3.875	01/25/17	751,035
EUR	300,000	Credit Suisse AG/London, Series E, MTN	4.750	08/05/19	456,072
CHF	300,000	Holcim Ltd., Series E, MTN	4.000	12/09/13	334,894
CHF	600,000	Roche Kapitalmarkt AG	4.500	03/23/17	759,246
CHF	700,000	Swisscom AG	3.250	09/14/18	857,898
CHF	150,000	Swisscom AG, Series 1	3.500	04/08/14	168,612
EUR	375,000	UBS AG/London, Series E, MTN	3.500	07/15/15	518,198
GBP	250,000	UBS AG/London, Series E, MTN	6.375	07/20/16	467,378
GBP	100,000	UBS AG/London, Series E, MTN	6.625	04/11/18	196,496
EUR	100,000	UBS AG/London, Series E, MTN	6.000	04/18/18	158,615
					4,872,924
		United Kingdom—19.5%
GBP	150,000	Abbey National Treasury Services PLC/London, Series E, MTN	5.500	06/18/14	254,784
EUR	400,000	Abbey National Treasury Services PLC/London, Series E, MTN	3.375	10/20/15	546,873
GBP	200,000	ABP Finance PLC, Series E, MTN	6.250	12/14/26	350,615
GBP	400,000	Bank of Scotland PLC	9.375	05/15/21	764,452
EUR	150,000	Barclays Bank PLC, Series E, MTN	4.125	03/15/16	213,299
GBP	950,000	Barclays Bank PLC, Series E, MTN	10.000	05/21/21	1,924,114
GBP	500,000	Barclays Bank PLC, Series E, MTN	5.750	08/17/21	978,747
GBP	200,000	BAT International Finance PLC, Series E, MTN	7.250	03/12/24	433,923

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares International Corporate Bond Portfolio (PICB)

October 31, 2012

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (Continued)
GBP	150,000	BAT International Finance PLC, Series E, MTN	6.000%	11/24/34	$305,141
GBP	200,000	BG Energy Capital PLC, Series E, MTN	5.125	12/01/25	384,110
GBP	200,000	BG Energy Capital PLC, Series E, MTN	5.000	11/04/36	365,027
EUR	150,000	BP Capital Markets PLC, Series E, MTN	3.830	10/06/17	218,388
GBP	200,000	British Telecommunications PLC	5.750	12/07/28	384,994
GBP	400,000	British Telecommunications PLC, Series E, MTN	6.375	06/23/37	805,524
GBP	750,000	Centrica PLC, Series E, MTN	6.375	03/10/22	1,537,670
GBP	200,000	Centrica PLC, Series E, MTN	4.375	03/13/29	347,864
GBP	250,000	Friends Life Group PLC	8.250	04/21/22	418,761
GBP	500,000	GlaxoSmithKline Capital PLC, Series E, MTN	5.250	12/19/33	1,016,048
GBP	200,000	GlaxoSmithKline Capital PLC, Series E, MTN	6.375	03/09/39	458,697
GBP	300,000	GlaxoSmithKline Capital PLC, Series E, MTN	5.250	04/10/42	595,714
AUD	200,000	HSBC Bank PLC	6.750	03/12/15	221,113
EUR	200,000	HSBC Bank PLC, Series E, MTN	3.750	11/30/16	286,202
EUR	450,000	HSBC Bank PLC, Series E, MTN	3.875	10/24/18	660,180
GBP	250,000	HSBC Holdings PLC	6.750	09/11/28	486,404
EUR	250,000	HSBC Holdings PLC, Series E, MTN	6.000	06/10/19	375,531
GBP	650,000	HSBC Holdings PLC, Series E, MTN	6.500	05/20/24	1,348,642
GBP	350,000	HSBC Holdings PLC, Series E, MTN	5.750	12/20/27	614,938
GBP	300,000	Imperial Tobacco Finance PLC, Series E, MTN	7.750	06/24/19	620,869
GBP	200,000	Imperial Tobacco Finance PLC, Series E, MTN	9.000	02/17/22	456,994
GBP	250,000	Imperial Tobacco Finance PLC, Series E, MTN	5.500	09/28/26	466,707
EUR	250,000	Lloyds TSB Bank PLC, Series E, MTN	5.375	09/03/19	388,980
GBP	924,000	Lloyds TSB Bank PLC, Series E, MTN	7.625	04/22/25	1,608,215
EUR	200,000	Lloyds TSB Bank PLC, Series E, MTN	4.625	02/02/17	292,135
EUR	200,000	Nationwide Building Society, Series E, MTN	3.750	01/20/15	275,129
GBP	250,000	Nationwide Building Society, Series E, MTN	5.625	09/09/19	472,769
GBP	125,000	Old Mutual PLC, Series E, MTN	8.000	06/03/21	212,936
GBP	200,000	Royal Bank of Scotland PLC (The), Series E, MTN	6.375	04/29/14	344,988
GBP	1,000,000	Royal Bank of Scotland PLC (The), Series E, MTN	6.000	05/17/17	1,860,565
GBP	100,000	SSE PLC, Series E, MTN	8.375	11/20/28	249,446
EUR	150,000	Standard Chartered PLC	3.875	10/20/16	213,243
EUR	300,000	Standard Chartered PLC, Series E, MTN	3.625	12/15/15	418,383
GBP	425,000	Tesco PLC, Series E, MTN	6.125	02/24/22	833,006
GBP	200,000	Transport For London, Series E, MTN	3.875	07/23/42	326,968
GBP	200,000	Virgin Media Secured Finance PLC	5.500	01/15/21	358,736
					25,697,824
		Total Investments (Cost $124,123,552)—98.0%			129,005,341
		Other assets less liabilities—2.0%			2,669,324
		Net Assets—100.0%			$131,674,665

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares International Corporate Bond Portfolio (PICB)

October 31, 2012

Investment Abbreviations:
DIP—Debt Issuance Program
DPNT—Deposit Notes
MTN—Medium-Term Notes
AUD—Australian Dollar
CAD—Canadian Dollar
CHF—Swiss Franc
EUR—Euro
GBP—British Pound
JPY—Japanese Yen
NOK—Norwegian Krone
SEK—Swedish Krona

Notes to Schedule of Investments:

(a)  Foreign denominated security. Principal amount denominated in currency indicated.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Preferred Portfolio (PGX)

October 31, 2012

Number of Shares		Value
	Preferred Stocks and Other Equity Interests—100.2%
	Banks—52.4%
363,160	Ally Financial, Inc., 7.25%	$8,930,104
377,592	Ally Financial, Inc., 7.30%	9,394,489
248,662	Ally Financial, Inc., 7.35%	6,122,058
225,867	Ally Financial, Inc., 7.38%	5,615,054
557,508	BAC Capital Trust VIII, 6.00%	14,021,326
328,078	Bank of America Corp., 6.20%, Series D	8,182,265
874,186	Bank of America Corp., 6.38%, Series 3	21,933,327
559,719	Bank of America Corp., 6.63%, Series I	14,849,345
754,347	Bank of America Corp., 7.25%, Series J	18,964,284
2,446,603	Bank of America Corp., 8.20%, Series H	62,339,444
2,355,030	Bank of America Corp., 8.63%, Series 8	61,230,780
258,259	Bank of New York Mellon Corp. (The), 5.20%	6,497,796
2,935,311	Barclays Bank PLC, 8.13%, Series 5 (United Kingdom)	75,877,789
572,742	BB&T Corp., 5.63%, Series E	14,633,558
160,052	BB&T Corp., 5.85%	4,198,164
336,931	BNY Capital V, 5.95%, Series F	8,453,599
481,424	Capital One Financial Corp., 6.00%, Series B(a)	12,088,557
1,563,088	Countrywide Capital V, 7.00%	39,186,616
1,205,278	Deutsche Bank Capital Funding Trust IX, 6.63%	30,493,533
323,238	Deutsche Bank Contingent Capital Trust III, 7.60%	8,653,081
1,764,348	Deutsche Bank Contingent Capital Trust V, 8.05%	48,872,440
99,685	First Republic Bank, 6.20%, Series B	2,582,838
97,472	First Republic Bank, 6.70%, Series A	2,649,289
1,405,879	GMAC Capital Trust I, 8.13%, Series 2	36,749,677
350,000	Goldman Sachs Group, Inc. (The), 5.95%(a)	8,767,500
693,400	Goldman Sachs Group, Inc. (The), 6.13%	18,347,364
385,404	Goldman Sachs Group, Inc. (The), 6.20%, Series B	9,708,327
318,041	Goldman Sachs Group, Inc. (The), 6.50%	8,631,633
2,149,293	HSBC Holdings PLC, 8.00%, Series 2 (United Kingdom)	60,653,048
2,070,429	HSBC Holdings PLC, 8.13% (United Kingdom)	53,396,364
548,945	JPMorgan Chase & Co., 5.50%	13,778,520
2,571,678	JPMorgan Chase & Co., 8.63%, Series J	67,429,397
492,508	JPMorgan Chase Capital X, 7.00%	12,810,133
994,110	JPMorgan Chase Capital XXIX, 6.70%	26,155,034
480,238	Lloyds Banking Group PLC, 7.75% (United Kingdom)	13,317,000
862,738	PNC Financial Services Group, Inc., 6.13%, Series P	24,156,664
Number of Shares		Value
	Preferred Stocks and Other Equity Interests (Continued)
103,994	PNC Financial Services Group, Inc., 9.88%, Series L	$2,695,525
240,000	Regions Financial Corp., 6.38%, Series A(a)	5,964,000
177,703	Regions Financing Trust III, 8.88%	4,536,758
710,621	Royal Bank of Scotland Group PLC, 5.75%, Series L (United Kingdom)	16,450,876
387,136	Royal Bank of Scotland Group PLC, 6.35%, Series N (United Kingdom)	8,462,793
386,266	Royal Bank of Scotland Group PLC, 6.60%, Series S (United Kingdom)	8,563,517
510,096	Royal Bank of Scotland Group PLC, 6.75%, Series Q (United Kingdom)	11,502,665
822,294	Royal Bank of Scotland Group PLC, 7.25%, Series T (United Kingdom)	19,529,483
585,833	Santander Finance Preferred SA Unipersonal, 10.50%, Series 10 (Spain)	15,963,949
264,265	State Street Corp., 5.25%, Series C(a)	6,825,965
80,260	TCF Financial Corp., 7.50%	2,165,415
1,145,132	U.S. Bancorp, 6.00%, Series G	32,865,288
251,246	U.S. Bancorp, 6.50%, Series F	7,429,344
401,670	Wells Fargo & Co., 5.20%(a)	10,278,735
2,663,973	Wells Fargo & Co., 8.00%, Series J	80,958,140
88,382	Zions Bancorp, 7.90%, Series F	2,547,169
529,840	Zions Bancorp, 9.50%, Series C	14,114,938
		1,090,524,957
	Chemicals—0.1%
26,958	E.I. du Pont de Nemours & Co., 4.50%, Series B	2,834,634
	Diversified Financial Services—14.8%
174,024	Affiliated Managers Group, Inc., 6.38%	4,460,235
110,710	Ameriprise Financial, Inc., 7.75%	3,171,842
56,015	BGC Partners, Inc., 8.13%	1,493,360
192,699	Capital One Capital II, 7.50%	4,927,313
259,787	Charles Schwab Corp. (The), 6.00%, Series B	6,850,583
587,535	Citigroup Capital IX, 6.00%	14,753,004
578,340	Citigroup Capital XI, 6.00%	14,481,634
2,964,472	Citigroup Capital XIII, 7.88%	82,441,966
147,102	Citigroup Capital XVII, 6.35%, Series E	3,683,434
807,577	Credit Suisse Guernsey, 7.90% (Switzerland)	20,956,623
301,197	Discover Financial Services, 6.50%, Series B(a)	7,665,464
923,858	General Electric Capital Corp., 5.88%	23,881,729
1,701,577	General Electric Capital Corp., 6.10%	44,343,097
2,412,040	Morgan Stanley Capital Trust VII, 6.60%(b)	60,349,241
202,459	Raymond James Financial, Inc., 6.90%	5,656,704
256,751	SLM Corp., 6.00%	6,264,724
81,640	Stifel Financial Corp., 6.70%	2,182,237
		307,563,190
See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Preferred Portfolio (PGX)

October 31, 2012

Number of Shares		Value
	Preferred Stocks and Other Equity Interests (Continued)
	Electric—5.0%
85,596	Alabama Power Co., 6.45%	$2,439,486
127,930	American Electric Power Co., Inc., 8.75%	3,465,624
137,600	BGE Capital Trust II, 6.20%	3,563,840
233,411	Constellation Energy Group, Inc., 8.63%, Series A	6,136,375
400,578	Dominion Resources, Inc., 8.38%, Series A	11,216,184
232,878	DTE Energy Co., 6.50%	6,632,365
173,909	Entergy Arkansas, Inc., 5.75%	4,893,799
127,186	Entergy Louisiana LLC, 5.25%	3,379,332
266,007	Entergy Texas, Inc., 7.88%	7,706,223
99,322	Interstate Power & Light Co., 8.38%, Series B	2,721,423
144,381	NextEra Energy Capital Holdings, Inc., 5.63%, Series H	3,824,653
217,307	NextEra Energy Capital Holdings, Inc., 5.70%, Series G	5,778,193
646,955	NextEra Energy Capital Holdings, Inc., 6.60%, Series A	17,144,308
69,370	Pacific Gas & Electric Co., 6.00%, Series A	2,111,623
100,046	SCANA Corp., 7.70%	2,736,258
562,195	SCE Trust I, 5.63%	14,684,533
223,575	Xcel Energy, Inc., 7.60%	5,716,813
		104,151,032
	Hand/Machine Tools—0.5%
412,896	Stanley Black & Decker, Inc., 5.75%	10,921,099
	Insurance—17.0%
1,661,810	Aegon NV, 6.38% (Netherlands)	43,007,643
212,606	Aegon NV, 8.00% (Netherlands)	5,897,690
267,816	Aflac, Inc., 5.50%(a)	6,850,733
983,480	Allianz SE, 8.38% (Germany)	25,478,328
254,441	American Financial Group, Inc., 6.38%	6,676,532
916,386	American International Group, Inc., 7.70%	23,276,204
180,364	Arch Capital Group Ltd., 6.75%, Series C (Bermuda)	4,857,203
61,122	Argo Group US, Inc., 6.50%(a)	1,537,218
141,011	Aspen Insurance Holdings Ltd., 7.25% (Bermuda)	3,779,095
232,355	Assured Guaranty Municipal Holdings, Inc., 6.25%	5,836,758
256,369	Aviva PLC, 8.25% (United Kingdom)	7,157,822
269,369	Axis Capital Holdings Ltd., 6.88%, Series C (Bermuda)	7,232,558
138,645	Berkley W.R. Capital Trust II, 6.75%	3,489,695
96,048	Endurance Specialty Holdings Ltd., 7.50%, Series B (Bermuda)	2,627,873
Number of Shares		Value
	Preferred Stocks and Other Equity Interests (Continued)
149,453	Endurance Specialty Holdings Ltd., 7.75%, Series A (Bermuda)	$4,105,474
177,447	Everest Re Capital Trust II, 6.20%, Series B	4,480,537
324,708	Hartford Financial Services Group, Inc., 7.88%	9,211,966
1,280,767	ING Groep NV, 7.38% (Netherlands)	32,313,751
2,325,552	ING Groep NV, 8.50% (Netherlands)	60,789,929
137,710	Maiden Holdings Ltd., 8.25%, Series A (Bermuda)(a)	3,570,820
922,219	MetLife, Inc., 6.50%, Series B	23,645,695
282,516	PartnerRe Ltd., 6.75%, Series C (Bermuda)	7,260,661
216,197	PartnerRe Ltd., 7.25%, Series E (Bermuda)	6,023,248
317,812	Principal Financial Group, Inc., 6.52%, Series B	8,342,565
328,199	Protective Life Corp., 6.25%	8,559,430
509,171	Prudential Financial, Inc., 9.00%	13,421,748
311,956	Prudential PLC, 6.50% (United Kingdom)	7,914,324
187,234	Reinsurance Group of America, Inc., 6.20%(a)	5,115,233
336,640	RenaissanceRe Holdings Ltd., 6.60%, Series D (Bermuda)	8,547,290
59,008	Selective Insurance Group, Inc., 7.50%	1,503,524
60,000	Torchmark Corp., 5.88%	1,557,000
		354,068,547
	Investment Companies—0.7%
338,317	Ares Capital Corp., 7.00%(b)	9,033,064
196,477	KKR Financial Holdings LLC, 8.38%	5,697,833
		14,730,897
	Oil & Gas—0.3%
236,932	Nexen, Inc., 7.35% (Canada)	6,037,027
	Real Estate—0.1%
114,731	Forest City Enterprises, Inc., 7.38%	2,791,405
	REITs—6.8%
65,172	Alexandria Real Estate Equities, Inc., 6.45%, Series E	1,726,406
241,839	Commonwealth REIT, 5.75%	5,941,984
189,649	DDR Corp., 6.50%, Series J	4,735,536
252,014	Digital Realty Trust, Inc., 6.63%, Series F	6,683,411
50,468	Entertainment Properties Trust, 6.63%, Series F(a)	1,261,700
147,885	Health Care REIT, Inc., 6.50%, Series J	4,026,909
84,150	Hospitality Properties Trust, 7.00%, Series C	2,120,580
112,673	Hospitality Properties Trust, 7.13%, Series D	3,074,846

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Preferred Portfolio (PGX)

October 31, 2012

Number of Shares		Value
	Preferred Stocks and Other Equity Interests (Continued)
53,632	Kilroy Realty Corp., 6.38%, Series H	$1,344,554
48,102	Kilroy Realty Corp., 6.88%, Series G	1,259,791
364,938	Kimco Realty Corp., 6.00%, Series I	9,393,504
154,302	National Retail Properties, Inc., 6.63%, Series D	4,044,255
198,183	PS Business Parks, Inc., 6.00%, Series T	5,132,940
137,071	PS Business Parks, Inc., 6.45%, Series S	3,684,469
1,522,055	Public Storage, 6.50%, Series Q(b)	43,028,495
116,124	Realty Income Corp., 6.63%, Series F	3,156,250
198,554	Realty Income Corp., 6.75%, Series E	5,088,939
139,965	Regency Centers Corp., 6.63%, Series 6	3,779,055
192,699	Senior Housing Properties Trust, 5.63%	4,734,615
118,207	SL Green Realty Corp., 6.50%, Series I	3,055,651
424,554	Vornado Realty LP, 7.88%	11,840,811
137,628	Vornado Realty Trust, 5.70%, Series K	3,504,009
372,502	Vornado Realty Trust, 6.63%, Series I	9,457,826
		142,076,536
	Savings & Loans—0.3%
177,703	First Niagara Financial Group, Inc., 8.63%, Series B	5,187,151
	Telecommunications—2.2%
440,480	Qwest Corp., 7.00%	11,681,970
364,681	Qwest Corp., 7.38%	9,933,910
348,104	Qwest Corp., 7.50%	9,545,012
354,507	Telephone & Data Systems, Inc., 6.63%(b)	8,979,662
187,694	U.S. Cellular Corp., 6.95%	5,219,770
		45,360,324
	Total Investments (Cost $1,933,895,913)—100.2%	2,086,246,799
	Liabilities in excess of other assets—(0.2)%	(5,057,625)
	Net Assets—100.0%	$2,081,189,174

Investment Abbreviations:
REIT—Real Estate Investment Trust

Notes to Schedule of Investments:
This Fund has holdings greater than 10% of net assets in the following country:

United Kingdom	13.6%

(a)  Non-income producing security.

(b)  Affiliated Investment. See Note 4.

See Notes to Financial Statements.

Schedule of Investments

PowerShares VRDO Tax-Free Weekly Portfolio (PVI)

October 31, 2012

Principal Amount		Interest Rate(a)	Maturity Date	Value
	Municipal Bonds(b)—98.5%
	Ad Valorem Property Tax—9.2%
$300,000	City of New York (Remarketed) Sub-Ser. 96-J3	0.180%	02/15/16	$300,000
15,000,000	City of New York NY Sub-Ser. 02C-2	0.250	08/01/20	15,000,000
5,000,000	Luzerne County Pennsylvania Ser. 06A AGM	0.400	11/15/26	5,000,000
8,300,000	Rockwall Independent School District Ser. 06 PSF-GTD	0.260	08/01/37	8,300,000
500,000	Shelby County Tennessee Ser. 06C	0.220	12/01/31	500,000
				29,100,000
	College Revenue—0.9%
2,900,000	Rhode Island State Health & Educational Building Corp. Rev. (Catholic School Pool Program) Ser. 05A	0.260	04/01/35	2,900,000
	Electric Power Revenue—10.3%
12,170,000	JEA Florida Electric System Rev. Ser. Three 08C-2	0.200	10/01/34	12,170,000
2,000,000	Long Island Power Auth. Electric System Rev. (Remarketed) Ser. 03I AGM	0.380	12/01/29	2,000,000
9,000,000	Long Island Power Auth. Electric System Rev. Ser. 03D AGM	0.280	12/01/29	9,000,000
9,400,000	Sevier County Tennessee Public Building Auth. (Local Government Improvement Program) Ser. 10V-D-1	0.250	06/01/26	9,400,000
				32,570,000
	General Fund—0.1%
500,000	North Carolina State Public Improvements Ser. 02D	0.210	05/01/21	500,000
	Highway Tolls Revenue—9.7%
1,800,000	Illinois State Toll Highway Auth. Rev. Ref. Ser. 98B AGM	0.310	01/01/16	1,800,000
1,400,000	Illinois State Toll Highway Auth. Rev. Ref. Ser. 98B AGM	0.310	01/01/17	1,400,000
17,300,000	New Jersey State Turnpike Auth. Turnpike Rev. Ser. 03C-1 AGM	0.400	01/01/24	17,300,000
10,450,000	Triborough New York State Bridge & Tunnel Auth. Rev. Ref. (MTA Bridges Tunnels) Ser. 07AB AGM	0.300	01/01/19	10,450,000
				30,950,000
	Hospital Revenue—23.0%
14,000,000	ABAG Finance Auth. For Nonprofit Corporations (Sharp HealthCare) Ser. 09A	0.240	08/01/24	14,000,000
20,000,000	Charlotte-Mecklenburg Hospital Auth. (Health Care System) Rev. Ser. 07D AGM	0.260	01/15/43	20,000,000
15,585,000	Illinois Finance Auth. Rev. (Elmhurst Memorial Healthcare) Ser. 08E	0.320	01/01/48	15,585,000
5,170,000	Oklahoma State Development Finance Auth. Health System Rev. Ref. (Integris Baptist) Ser. 08A-1 AGC	0.280	08/15/35	5,170,000
5,300,000	Russell Kentucky Rev. (Bon Secours Health System Obligated Group) Ser. 02-B AGM	0.240	11/01/26	5,300,000
13,000,000	Saint Joseph Michigan Hospital Finance Auth. (Lakeland Hospital Remarketed) Ser. 06 AGM	0.270	01/01/35	13,000,000
				73,055,000
	Industrial Revenue—3.2%
700,000	Fairfax County Virginia Economic Development Auth. Rev. (NISH Project) Ser. 02	0.330	08/01/32	700,000
1,800,000	Mississippi Business Financing Corp. Rev. (DDR Gulfport Promenade LLC Project) Ser. 07	0.800	12/01/37	1,800,000
7,530,000	Rensselaer County New York Industrial Development Agency Civic Facility Rev. (Rensselaer Polytech Institute Project) Ser. 97-A	0.210	02/01/22	7,530,000
				10,030,000
	Lease Revenue—1.0%
3,110,000	San Francisco California City & County Finance Corp. Lease Rev. Ref. (Moscone Center) Ser. 08-1	0.210	04/01/30	3,110,000

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares VRDO Tax-Free Weekly Portfolio (PVI)

October 31, 2012

Principal Amount		Interest Rate(a)	Maturity Date	Value
	Municipal Bonds(b) (Continued)
	Local Housing Revenue—5.0%
$690,000	Alabama Housing Financing Auth. Ref. Ser. 89	1.080%	04/01/14	$690,000
15,200,000	New York State Housing Finance Agency (505 West 37th Street) Ser. 09A	0.300	05/01/42	15,200,000
				15,890,000
	Miscellaneous Revenue—19.0%
400,000	Baltimore Maryland Industrial Development Auth. (Baltimore Capital Acquisition) Ser. 86	0.300	08/01/16	400,000
1,500,000	Blount County Tennessee Public Building Auth. Local Government Public Improvement (City of Knoxville) Ser. 02-A-4-A	0.560	06/01/32	1,500,000
3,580,000	Clarksville Tennessee Public Building Auth. Rev. (Pooled Financing Tennessee Municipal Bond Fund) Ser. 99	0.290	06/01/29	3,580,000
15,000,000	Delaware Valley Pennsylvania Regional Finance Auth. Local Government Rev. Ser. 85C	0.350	12/01/20	15,000,000
10,000,000	Illinois State Ser. 03B	2.000	10/01/33	10,000,000
1,100,000	Montgomery County Tennessee Public Building Auth. Pooled Funding Government Obligation (Tennessee County Loan Pool) Ser. 95	0.290	03/01/25	1,100,000
28,700,000	Wisconsin Health & Educational Facilities Authority	0.200	12/01/36	28,700,000
				60,280,000
	Multiple Utility Revenue—6.0%
19,165,000	Colorado Springs Colorado Utilities Rev. (Sub-Lien Improvement) Ser. 06B	0.400	11/01/36	19,165,000
	Sales Tax Revenue—3.4%
10,685,000	Florida State Department of Environmental Protection Preservation Rev. (Everglades Restoration) Ser. 07A AGC	0.290	07/01/27	10,685,000
	Water Revenue—7.7%
4,700,000	Metropolitan Water District Southern California Waterworks Rev. Ref. Ser. 08A-2	0.200	07/01/37	4,700,000
2,000,000	Metropolitan Water District Southern California Waterworks Rev. Ser. 00B-2	0.500	07/01/35	2,000,000
17,790,000	Pittsburgh Pennsylvania Water & Sewer Auth. Rev. (First Lien) Ser. 07B-1 AGM	0.310	09/01/33	17,790,000
				24,490,000
	Total Investments (Cost $312,725,000)(c)—98.5%			312,725,000
	Other assets less liabilities—1.5%			4,724,058
	Net Assets—100.0%			$317,449,058

Investment Abbreviations:
Auth.—Authority
Ref.—Refunding Bonds
Rev.—Revenue
Ser.—Series
AGC—Assured Guaranty Corp.
AGM—Assured Guaranty Municipal Corp.
PSF-GTD—Permanent School Fund Guaranteed

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares VRDO Tax-Free Weekly Portfolio (PVI)

October 31, 2012

Notes to Schedule of Investments:

(a)  Variable rate coupon. Stated interest rate was in effect at October 31, 2012.

(b)  Demand Securities payable upon demand by the Fund for an amount equal to par value plus accrued interest at specified time intervals.

(c)  This table, as of October 31, 2012, provides a listing of those entities that have either guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the value of securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the borrower's obligations but may be called upon to satisfy the borrower's obligations.

Entities	Percentage of Total Investments
Assured Guaranty Municipal Corp.	33.0%
Assured Guaranty Corp.	5.1

See Notes to Financial Statements.

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Statements of Assets and Liabilities

October 31, 2012

	PowerShares 1-30 Laddered Treasury Portfolio (PLW)	PowerShares Build America Bond Portfolio (BAB)	PowerShares CEF Income Composite Portfolio (PCEF)	PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)	PowerShares Convertible Securities Portfolio (CVRT)	PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)	PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)
ASSETS:
Unaffiliated investments, at value	$165,312,866	$1,052,030,470	$368,300,543	$16,931,929	$9,312,674	$2,774,306,468	$821,544,313
Affiliated investments, at value	—	—	959,183	—	—	—	—
Total investments, at value	165,312,866	1,052,030,470	369,259,726	16,931,929	9,312,674	2,774,306,468	821,544,313
Cash	—	2,513,748	—	—	—	19,625	2,955,564
Cash segregated as collateral	—	—	—	—	—	42,212,869	—
Foreign currencies, at value	—	—	—	14,470	—	—	—
Receivables:
Dividends and interest	1,443,707	16,036,964	368,614	161,532	62,136	36,805,488	14,457,200
Investments sold	—	—	—	—	—	—	—
Foreign tax reclaims	—	—	—	—	—	—	—
Shares sold	—	—	—	—	—	25,071,028	—
Total Assets	166,756,573	1,070,581,182	369,628,340	17,107,931	9,374,810	2,878,415,478	838,957,077
LIABILITIES:
Payables:
Due to custodian	263,944	—	207,778	9,185	2,225	—	—
Investments purchased	—	—	—	—	—	26,275,110	—
Collateral upon receipt of securities in-kind	—	—	—	—	—	42,212,869	—
Accrued unitary management fees	35,035	252,454	154,075	6,116	2,821	1,141,212	371,379
Accrued expenses	—	335	—	—	—	—	—
Total Liabilities	298,979	252,789	361,853	15,301	5,046	69,629,191	371,379
NET ASSETS	$166,457,594	$1,070,328,393	$369,266,487	$17,092,630	$9,369,764	$2,808,786,287	$838,585,698
NET ASSETS CONSIST OF:
Shares of beneficial interest	$150,622,925	$949,350,926	$359,582,971	$16,851,112	$9,999,851	$2,569,048,849	$812,453,014
Undistributed net investment income (loss)	—	—	—	—	(190,485)	—	—
Undistributed net realized gain (loss)	(35,085)	(285,997)	(6,661,517)	—	(96,383)	(4,304,626)	(3,186,356)
Net unrealized appreciation (depreciation)	15,869,754	121,263,464	16,345,033	241,518	(343,219)	244,042,064	29,319,040
Net Assets	$166,457,594	$1,070,328,393	$369,266,487	$17,092,630	$9,369,764	$2,808,786,287	$838,585,698
Shares outstanding (unlimited amount authorized, $0.01 par value)	5,050,000	35,450,000	14,500,000	700,001	400,001	90,600,000	43,700,000
Net asset value	$32.96	$30.19	$25.47	$24.42	$23.42	$31.00	$19.19
Share price	$32.92	$30.16	$25.52	$24.57	$23.24	$31.11	$19.17
Unaffiliated investments, at cost	$149,443,112	$930,767,006	$352,038,198	$16,692,438	$9,655,893	$2,530,264,404	$792,225,273
Affiliated investments, at cost	$—	$—	$876,495.00	$—	$—	$—	$—
Total investments, at cost	$149,443,112	$930,767,006	$352,914,693	$16,692,438	$9,655,893	$2,530,264,404	$792,225,273
Foreign currencies, at cost	$—	$—	$—	$14,525	$—	$—	$—

See Notes to Financial Statements.

	PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)	PowerShares Insured California Municipal Bond Portfolio (PWZ)	PowerShares Insured National Municipal Bond Portfolio (PZA)	PowerShares Insured New York Municipal Bond Portfolio (PZT)	PowerShares International Corporate Bond Portfolio (PICB)	PowerShares Preferred Portfolio (PGX)	PowerShares VRDO Tax-Free Weekly Portfolio (PVI)
ASSETS:
Unaffiliated investments, at value	$30,649,485	$57,432,185	$936,780,908	$66,811,788	$129,005,341	$1,964,856,337	$312,725,000
Affiliated investments, at value	—	—	—	—	—	121,390,462	—
Total investments, at value	30,649,485	57,432,185	936,780,908	66,811,788	129,005,341	2,086,246,799	312,725,000
Cash	—	5,104,512	29,626,034	4,213,001	694,073	—	4,690,993
Cash segregated as collateral	—	—	—	—	—	—	—
Foreign currencies, at value	—	—	—	—	1,211,950	—	—
Receivables:
Dividends and interest	349,473	816,840	11,705,710	975,567	2,551,166	6,616,594	102,294
Investments sold	—	—	4,087,636	—	268,460	—	—
Foreign tax reclaims	—	—	—	—	62,697	—	—
Shares sold	—	—	1,287,140	—	—	2,223,524	—
Total Assets	30,998,958	63,353,537	983,487,428	72,000,356	133,793,687	2,095,086,917	317,518,287
LIABILITIES:
Payables:
Due to custodian	—	—	—	—	—	1,665,536	—
Investments purchased	—	—	50,093,380	—	2,067,114	11,362,180	—
Collateral upon receipt of securities in-kind	—	—	—	—	—	—	—
Accrued unitary management fees	5,229	14,644	216,424	16,567	51,908	870,027	68,617
Accrued expenses	—	612	612	612	—	—	612
Total Liabilities	5,229	15,256	50,310,416	17,179	2,119,022	13,897,743	69,229
NET ASSETS	$30,993,729	$63,338,281	$933,177,012	$71,983,177	$131,674,665	$2,081,189,174	$317,449,058
NET ASSETS CONSIST OF:
Shares of beneficial interest	$30,188,458	$60,000,568	$867,860,289	$67,853,359	$126,757,282	$1,971,551,003	$317,447,890
Undistributed net investment income (loss)	—	—	—	—	165	—	1,168
Undistributed net realized gain (loss)	514	(438,783)	(3,919,330)	(336,991)	(5,418)	(42,712,715)	—
Net unrealized appreciation (depreciation)	804,757	3,776,496	69,236,053	4,466,809	4,922,636	152,350,886	—
Net Assets	$30,993,729	$63,338,281	$933,177,012	$71,983,177	$131,674,665	$2,081,189,174	$317,449,058
Shares outstanding (unlimited amount authorized, $0.01 par value)	1,200,001	2,500,000	36,250,000	2,900,000	4,550,000	140,400,000	12,700,000
Net asset value	$25.83	$25.34	$25.74	$24.82	$28.94	$14.82	$25.00
Share price	$25.85	$25.34	$25.79	$24.86	$29.07	$14.84	$24.99
Unaffiliated investments, at cost	$29,844,728	$53,655,689	$867,544,855	$62,344,979	$124,123,552	$1,827,099,790	$312,725,000
Affiliated investments, at cost	$—	$—	$—	$—	$—	$106,796,123	$—
Total investments, at cost	$29,844,728	$53,655,689	$867,544,855	$62,344,979	$124,123,552	$1,933,895,913	$312,725,000
Foreign currencies, at cost	$—	$—	$—	$—	$1,200,779	$—	$—

Statements of Operations

Year Ended October 31, 2012

	PowerShares 1-30 Laddered Treasury Portfolio (PLW)	PowerShares Build America Bond Portfolio (BAB)	PowerShares CEF Income Composite Portfolio (PCEF)	PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)	PowerShares Convertible Securities Portfolio (CVRT)	PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)	PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)
INVESTMENT INCOME:
Unaffiliated interest income	$4,640,936	$47,590,069	$—	$386,405	$65,006	$99,085,980	$48,960,823
Unaffiliated dividend income	310	18,644	17,823,570	26	111,682	8,961	4,985
Affiliated dividend income	—	—	30,490	—	—	—	—
Foreign withholding tax	—	—	—	(997)	—	—	—
Total Income	4,641,246	47,608,713	17,854,060	385,434	176,688	99,094,941	48,965,808
EXPENSES:
Unitary management fees	447,689	2,827,414	1,446,789	47,387	32,298	8,962,558	4,253,311
Unitary management fees waivers	—	(262,738)	—	—	—	—	—
Net Expenses	447,689	2,564,676	1,446,789	47,387	32,298	8,962,558	4,253,311
Net Investment Income	4,193,557	45,044,037	16,407,271	338,047	144,390	90,132,383	44,712,497
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments securities	(6,889)	(279,598)	(1,557,479)	2,857	(96,383)	(1,782,349)	(3,286,188)
In-kind redemptions	17,412,352	262,275	2,255,349	—	—	27,549,090	21,665,947
Foreign currencies	—	—	—	(8,772)	—	—	—
Distributions from underlying fund shares	—	—	145,415	—	—	—	—
Net realized gain (loss)	17,405,463	(17,323)	843,285	(5,915)	(96,383)	25,766,741	18,379,759
Change in unrealized appreciation (depreciation) on:
Investments securities	(6,645,289)	59,450,527	23,961,588	348,770	557,416	210,324,127	24,948,564
Foreign currencies	—	—	—	2,223	—	—	—
Net change in unrealized appreciation (depreciation)	(6,645,289)	59,450,527	23,961,588	350,993	557,416	210,324,127	24,948,564
Net realized and unrealized gain on investments	10,760,174	59,433,204	24,804,873	345,078	461,033	236,090,868	43,328,323
Net increase in net assets resulting from operations	$14,953,731	$104,477,241	$41,212,144	$683,125	$605,423	$326,223,251	$88,040,820

See Notes to Financial Statements.

	PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)	PowerShares Insured California Municipal Bond Portfolio (PWZ)	PowerShares Insured National Municipal Bond Portfolio (PZA)	PowerShares Insured New York Municipal Bond Portfolio (PZT)	PowerShares International Corporate Bond Portfolio (PICB)	PowerShare Preferred Portfolio (PGX)	PowerShares VRDO Tax-Free Weekly Portfolio (PVI)
INVESTMENT INCOME:
Unaffiliated interest income	$405,122	$2,085,460	$31,822,166	$2,248,712	$3,668,132	$—	$1,888,614
Unaffiliated dividend income	75	—	10	—	—	108,984,519	—
Affiliated dividend income	—	—	—	—	—	7,354,653	—
Foreign withholding tax	—	—	—	—	(2,244)	(16,101)	—
Total Income	405,197	2,085,460	31,822,176	2,248,712	3,665,888	116,323,071	1,888,614
EXPENSES:
Unitary management fees	36,450	150,974	2,200,405	160,576	470,706	8,280,334	1,014,996
Unitary management fees waivers	—	(13,846)	(203,678)	(13,978)	—	—	—
Net Expenses	36,450	137,128	1,996,727	146,598	470,706	8,280,334	1,014,996
Net Investment Income	368,747	1,948,332	29,825,449	2,102,114	3,195,182	108,042,737	873,618
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments securities	1,174	32,560	2,355,697	(120)	144,609	26,308,132	—
In-kind redemptions	25,646	—	—	—	80,582	20,869,510	—
Foreign currencies	—	—	—	—	(276,865)	—	—
Distributions from underlying fund shares	—	—	—	—	—	—	—
Net realized gain (loss)	26,820	32,560	2,355,697	(120)	(51,674)	47,177,642	—
Change in unrealized appreciation (depreciation) on:
Investments securities	795,328	2,844,318	45,620,078	2,667,203	4,519,954	52,277,840	—
Foreign currencies	—	—	—	—	54,935	—	—
Net change in unrealized appreciation (depreciation)	795,328	2,844,318	45,620,078	2,667,203	4,574,889	52,277,840	—
Net realized and unrealized gain on investments	822,148	2,876,878	47,975,775	2,667,083	4,523,215	99,455,482	—
Net increase in net assets resulting from operations	$1,190,895	$4,825,210	$77,801,224	$4,769,197	$7,718,397	$207,498,219	$873,618

Statements of Changes in Net Assets

	PowerShares 1-30 Laddered Treasury Portfolio (PLW)		PowerShares Build America Bond Portfolio (BAB)		PowerShares CEF Income Composite Portfolio (PCEF)
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
OPERATIONS:
Net investment income	$4,193,557	$7,550,865	$45,044,037	$36,480,909	$16,407,271	$10,780,529
Net realized gain (loss)	17,405,463	6,280,624	(17,323)	6,975,100	843,285	(3,522,493)
Net change in unrealized appreciation (depreciation)	(6,645,289)	20,286,449	59,450,527	45,620,373	23,961,588	(12,962,157)
Net increase (decrease) in net assets resulting from operations	14,953,731	34,117,938	104,477,241	89,076,382	41,212,144	(5,704,121)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(4,205,312)	(7,567,687)	(45,855,668)	(36,589,874)	(22,259,029)	(11,566,710)
Capital gains	—	—	—	—	—	—
Tax-exempt income	—	—	—	—	—	—
Return of capital	—	(1,172,598)	—	(136)	(1,288,225)	(5,278,599)
Total distributions to shareholders	(4,205,312)	(8,740,285)	(45,855,668)	(36,590,010)	(23,547,254)	(16,845,309)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	46,697,723	236,842,494	412,737,614	220,533,673	130,582,885	124,581,030
Value of shares repurchased	(151,634,359)	(77,598,569)	(65,626,467)	(178,029,885)	(23,389,222)	(23,717,326)
Transaction fees	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from shares transactions	(104,936,636)	159,243,925	347,111,147	42,503,788	107,193,663	100,863,704
Increase (Decrease) in Net Assets	(94,188,217)	184,621,578	405,732,720	94,990,160	124,858,553	78,314,274
NET ASSETS:
Beginning of year	260,645,811	76,024,233	664,595,673	569,605,513	244,407,934	166,093,660
End of year	$166,457,594	$260,645,811	$1,070,328,393	$664,595,673	$369,266,487	$244,407,934
Undistributed net investment income (loss) at end of year	$—	$—	$—	$—	$—	$—
CHANGES IN SHARES OUTSTANDING:
Shares sold	1,450,000	8,250,000	14,050,000	8,400,000	5,200,000	4,850,000
Shares repurchased	(4,700,000)	(2,550,000)	(2,200,000)	(6,600,000)	(950,000)	(950,000)
Shares outstanding, beginning of year	8,300,000	2,600,000	23,600,000	21,800,000	10,250,000	6,350,000
Shares outstanding, end of year	5,050,000	8,300,000	35,450,000	23,600,000	14,500,000	10,250,000

(a)  Commencement of Investment Operations.

See Notes to Financial Statements.

	PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)		PowerShares Convertible Securities Portfolio (CVRT)		PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)
	Year Ended October 31, 2012	For the Period September 22, 2011(a) Through October 31, 2011	Year Ended October 31, 2012	For the Period May 23, 2011(a) Through October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
OPERATIONS:
Net investment income	$338,047	$12,494	$144,390	$44,556	$90,132,383	$55,448,040
Net realized gain (loss)	(5,915)	(4,621)	(96,383)	6,717	25,766,741	27,962,812
Net change in unrealized appreciation (depreciation)	350,993	(109,475)	557,416	(900,635)	210,324,127	(52,878,502)
Net increase (decrease) in net assets resulting from operations	683,125	(101,602)	605,423	(849,362)	326,223,251	30,532,350
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(340,075)	—	(280,357)	(105,837)	(91,276,408)	(55,448,040)
Capital gains	—	—	—	—	—	—
Tax-exempt income	—	—	—	—	—	—
Return of capital	(6,715)	—	(128)	—	—	(2,170,104)
Total distributions to shareholders	(346,790)	—	(280,485)	(105,837)	(91,276,408)	(57,618,144)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	13,157,741	3,637,313	—	10,000,025	1,643,961,886	817,550,513
Value of shares repurchased	—	—	—	—	(389,246,452)	(474,255,610)
Transaction fees	62,843	—	—	—	—	—
Net increase (decrease) in net assets resulting from shares transactions	13,220,584	3,637,313	—	10,000,025	1,254,715,434	343,294,903
Increase (Decrease) in Net Assets	13,556,919	3,535,711	324,938	9,044,826	1,489,662,277	316,209,109
NET ASSETS:
Beginning of year	3,535,711	—	9,044,826	—	1,319,124,010	1,002,914,901
End of year	$17,092,630	$3,535,711	$9,369,764	$9,044,826	$2,808,786,287	$1,319,124,010
Undistributed net investment income (loss) at end of year	$—	$7,873	$(190,485)	$(61,281)	$—	$—
CHANGES IN SHARES OUTSTANDING:
Shares sold	550,000	150,001	—	400,001	56,300,000	30,300,000
Shares repurchased	—	—	—	—	(13,800,000)	(17,700,000)
Shares outstanding, beginning of year	150,001	—	400,001	—	48,100,000	35,500,000
Shares outstanding, end of year	700,001	150,001	400,001	400,001	90,600,000	48,100,000

Statements of Changes in Net Assets (Continued)

	PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)		PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)		PowerShares Insured California Municipal Bond Portfolio (PWZ)
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	For the Period September 12, 2011(a) Through October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
OPERATIONS:
Net investment income	$44,712,497	$26,470,154	$368,747	$10,296	$1,948,332	$1,693,514
Net realized gain (loss)	18,379,759	9,418,964	26,820	177	32,560	(466,002)
Net change in unrealized appreciation (depreciation)	24,948,564	(13,818,861)	795,328	9,429	2,844,318	(663,698)
Net increase (decrease) in net assets resulting from operations	88,040,820	22,070,257	1,190,895	19,902	4,825,210	563,814
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(44,786,680)	(27,203,655)	(379,880)	—	(9,345)	(42,301)
Tax-exempt income	—	—	—	—	(1,948,332)	(1,693,514)
Return of capital	—	(1,664,398)	—	—	—	—
Total distributions to shareholders	(44,786,680)	(28,868,053)	(379,880)	—	(1,957,677)	(1,735,815)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	602,154,942	340,784,446	30,258,146	4,938,370	23,587,200	12,525,306
Value of shares repurchased	(373,554,674)	(159,148,339)	(5,033,704)	—	—	(18,109,973)
Transaction fees	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from shares transactions	228,600,268	181,636,107	25,224,442	4,938,370	23,587,200	(5,584,667)
Increase (Decrease) in Net Assets	271,854,408	174,838,311	26,035,457	4,958,272	26,454,733	(6,756,668)
NET ASSETS:
Beginning of year	566,731,290	391,892,979	4,958,272	—	36,883,548	43,640,216
End of year	$838,585,698	$566,731,290	$30,993,729	$4,958,272	$63,338,281	$36,883,548
Undistributed net investment income (loss) at end of year	$—	$—	$—	$10,296	$—	$—
CHANGES IN SHARES OUTSTANDING:
Shares sold	32,300,000	18,600,000	1,200,000	200,001	950,000	550,000
Shares repurchased	(19,700,000)	(8,700,000)	(200,000)	—	—	(800,000)
Shares outstanding, beginning of year	31,100,000	21,200,000	200,001	—	1,550,000	1,800,000
Shares outstanding, end of year	43,700,000	31,100,000	1,200,001	200,001	2,500,000	1,550,000

(a)  Commencement of Investment Operations.
See Notes to Financial Statements.

	PowerShares Insured National Municipal Bond Portfolio (PZA)		PowerShares Insured New York Municipal Bond Portfolio (PZT)		PowerShares International Corporate Bond Portfolio (PICB)
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
OPERATIONS:
Net investment income	$29,825,449	$24,115,961	$2,102,114	$1,663,558	$3,195,182	$1,791,315
Net realized gain (loss)	2,355,697	(4,611,527)	(120)	(74,902)	(51,674)	(248,039)
Net change in unrealized appreciation (depreciation)	45,620,078	(9,241,390)	2,667,203	(503,425)	4,574,889	(611,180)
Net increase (decrease) in net assets resulting from operations	77,801,224	10,263,044	4,769,197	1,085,231	7,718,397	932,096
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(184,101)	(360,319)	(5,412)	(72,315)	(3,068,507)	(1,637,494)
Tax-exempt income	(29,825,449)	(24,115,961)	(2,096,702)	(1,657,801)	—	—
Return of capital	—	—	(7,252)	—	(142,635)	(312,166)
Total distributions to shareholders	(30,009,550)	(24,476,280)	(2,109,366)	(1,730,116)	(3,211,142)	(1,949,660)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	366,019,485	92,707,240	31,739,623	4,537,940	48,931,715	49,368,208
Value of shares repurchased	(16,305,518)	(200,889,119)	—	(8,006,947)	(1,435,388)	(2,734,811)
Transaction fees	—	—	—	—	111,714	—
Net increase (decrease) in net assets resulting from shares transactions	349,713,967	(108,181,879)	31,739,623	(3,469,007)	47,608,041	46,633,397
Increase (Decrease) in Net Assets	397,505,641	(122,395,115)	34,399,454	(4,113,892)	52,115,296	45,615,833
NET ASSETS:
Beginning of year	535,671,371	658,066,486	37,583,723	41,697,615	79,559,369	33,943,536
End of year	$933,177,012	$535,671,371	$71,983,177	$37,583,723	$131,674,665	$79,559,369
Undistributed net investment income (loss) at end of year	$—	$—	$—	$—	$165	$20,752
CHANGES IN SHARES OUTSTANDING:
Shares sold	14,550,000	4,000,000	1,300,000	200,000	1,750,000	1,750,000
Shares repurchased	(650,000)	(8,750,000)	—	(350,000)	(50,000)	(100,000)
Shares outstanding, beginning of year	22,350,000	27,100,000	1,600,000	1,750,000	2,850,000	1,200,000
Shares outstanding, end of year	36,250,000	22,350,000	2,900,000	1,600,000	4,550,000	2,850,000

Statements of Changes in Net Assets (Continued)

	PowerShares Preferred Portfolio (PGX)		PowerShares VRDO Tax-Free Weekly Portfolio (PVI)
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
OPERATIONS:
Net investment income	$108,042,737	$92,871,780	$873,618	$2,712,304
Net realized gain (loss)	47,177,642	27,976,112	—	3,100
Net change in unrealized appreciation (depreciation)	52,277,840	(62,767,156)	—	(3,100)
Net increase (decrease) in net assets resulting from operations	207,498,219	58,080,736	873,618	2,712,304
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(108,656,914)	(92,902,364)	—	—
Tax-exempt income	—	—	(955,111)	(2,632,743)
Total distributions to shareholders	(108,656,914)	(92,902,364)	(955,111)	(2,632,743)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	693,719,924	204,818,245	21,250,232	28,745,704
Value of shares repurchased	(106,830,501)	(120,519,123)	(131,221,379)	(238,736,572)
Net increase (decrease) in net assets resulting from shares transactions	586,889,423	84,299,122	(109,971,147)	(209,990,868)
Increase (Decrease) in Net Assets	685,730,728	49,477,494	(110,052,640)	(209,911,307)
NET ASSETS:
Beginning of year	1,395,458,446	1,345,980,952	427,501,698	637,413,005
End of year	$2,081,189,174	$1,395,458,446	$317,449,058	$427,501,698
Undistributed net investment income (loss) at end of year	$—	$—	$1,168	$79,561
CHANGES IN SHARES OUTSTANDING:
Shares sold	47,950,000	14,450,000	850,000	1,150,000
Shares repurchased	(7,500,000)	(8,750,000)	(5,250,000)	(9,550,000)
Shares outstanding, beginning of year	99,950,000	94,250,000	17,100,000	25,500,000
Shares outstanding, end of year	140,400,000	99,950,000	12,700,000	17,100,000

See Notes to Financial Statements.

Financial Highlights

PowerShares 1-30 Laddered Treasury Portfolio (PLW)

	Year Ended October 31,
	2012	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$31.40	$29.24	$27.58	$26.31	$25.64
Net investment income(a)	0.76	0.81	0.87	0.92	0.99
Net realized and unrealized gain on investments	1.59	2.26	1.79	1.33	0.79
Total from investment operations	2.35	3.07	2.66	2.25	1.78
Distribution to shareholders from:
Net investment income	(0.79)	(0.79)	(0.87)	(0.91)	(1.10)
Return of capital	—	(0.12)	(0.13)	(0.07)	(0.01)
Total distributions	(0.79)	(0.91)	(1.00)	(0.98)	(1.11)
Net asset value at end of period	$32.96	$31.40	$29.24	$27.58	$26.31
Share price at end of period(b)	$32.92	$31.54	$29.23	$27.59	$26.36
NET ASSET VALUE TOTAL RETURN(c)	7.56%	10.86%	9.91%	8.55%	7.00%
SHARE PRICE TOTAL RETURN(c)	6.94%	11.38%	9.84%	8.38%	6.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$166,458	$260,646	$76,024	$66,180	$63,147
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25%	0.25%	0.25%
Net investment income	2.34%	2.82%	3.12%	3.22%	3.79%
Portfolio turnover rate(d)	4%	4%	1%	1%	0	%(e)

PowerShares Build America Bond Portfolio (BAB)

	Year Ended October 31,			For the Period November 16, 2009 (f) Through
	2012	2011		October 31, 2010
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$28.16	$26.13		$24.90
Net investment income(a)	1.45	1.49		1.30
Net realized and unrealized gain on investments	2.06	2.03		1.17
Total from investment operations	3.51	3.52		2.47
Distribution to shareholders from:
Net investment income	(1.48)	(1.49)		(1.22)
Return of capital	—	(0.00	)(g)	(0.02)
Total distributions	(1.48)	(1.49)		(1.24)
Net asset value at end of period	$30.19	$28.16		$26.13
Share price at end of period(b)	$30.16	$28.18		$26.16
NET ASSET VALUE TOTAL RETURN(c)	12.74%	14.10%		10.16	%(h)
SHARE PRICE TOTAL RETURN(c)	12.54%	14.04%		10.29	%(h)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$1,070,328	$664,596		$569,606
Ratio to average net assets of:
Expenses, after Waivers	0.28%	0.28%		0.28	%(i)
Expenses, prior to Waivers	0.31%	0.35%		0.35	%(i)
Net investment income	4.92%	5.68%		5.42	%(i)
Portfolio turnover rate(d)	2%	15%		5%

(a)  Based on average shares outstanding.

(b)  The mean between the last bid and ask prices.

(c)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

(e)  Amount represents less than 1%.

(f)  Commencement of Investment Operations.

(g)  Amount represents less than $0.005.

(h)  The net asset value total return from Fund Inception (November 17, 2009, the first day of trading on the Exchange) to October 31, 2010 was 10.34%. The share price total return from Fund Inception to October 31, 2010 was 10.06%.

(i)  Annualized.

See Notes to Financial Statements.

Financial Highlights (Continued)

PowerShares CEF Income Composite Portfolio (PCEF)

	Year Ended October 31,		For the Period February 16, 2010 (a) Through
	2012	2011	October 31, 2010
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$23.84	$26.16	$25.00
Net investment income(b)	1.40	1.27	1.03
Net realized and unrealized gain (loss) on investments	4.28	(1.57)	1.58
Total from investment operations	5.68	(0.30)	2.61
Distribution to shareholders from:
Net investment income	(3.83)	(1.39)	(0.98)
Return of capital	(0.22)	(0.63)	(0.47)
Total distributions	(4.05)	(2.02)	(1.45)
Net asset value at end of period	$25.47	$23.84	$26.16
Share price at end of period(c)	$25.52	$23.86	$26.18
NET ASSET VALUE TOTAL RETURN(d)	16.20%	(1.26)%	10.78	%(e)
SHARE PRICE TOTAL RETURN(d)	16.32%	(1.26)%	10.81	%(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$369,266	$244,408	$166,094
Ratio to average net assets of:
Expenses(f)	0.50%	0.50%	0.50	%(g)
Net investment income	5.67%	5.04%	5.90	%(g)
Portfolio turnover rate(h)	22%	32%	29%

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)

	Year Ended October 31, 2012	For the Period September 22, 2011 (a) Through October 31, 2011
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$23.57	$24.42
Net investment income(b)	0.77	0.09
Net realized and unrealized gain (loss) on investments	0.77	(0.94)
Total from investment operations	1.54	(0.85)
Distribution to shareholders from:
Net investment income	(0.81)	—
Return of capital	(0.02)	—
Total distributions	(0.83)	—
Transaction fees(b)	0.14	—
Net asset value at end of period	$24.42	$23.57
Share price at end of period(c)	$24.57	$23.72
NET ASSET VALUE TOTAL RETURN(d)	7.26%	(3.48	)%(i)
SHARE PRICE TOTAL RETURN(d)	7.21%	(2.87	)%(i)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$17,093	$3,536
Ratio to average net assets of:
Expenses(f)	0.45%	0.45	%(g)
Net investment income	3.21%	3.46	%(g)
Portfolio turnover rate(h)	12%	0%

(a)  Commencement of Investment Operations.

(b)  Based on average shares outstanding.

(c)  The mean between the last bid and ask prices.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)  The net asset value total return from Fund Inception (February 19, 2010, the first day of trading on the Exchange) to October 31, 2010 was 9.81%. The share price total return from Fund Inception to October 31, 2010 was 9.76%.

(f)  In addition to the fees and expenses, which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment company and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment companies expenses that the Fund bears indirectly is included in the Fund's total return.

(g)  Annualized.

(h)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

(i)  The net asset value total return from Fund Inception (September 23, 2011, the first day of trading on the Exchange) to October 31, 2011 was (1.38)%. The share price total return from Fund Inception to October 31, 2011, was (4.51)%.

See Notes to Financial Statements.

Financial Highlights (Continued)

PowerShares Convertible Securities Portfolio (CVRT)

	Year Ended October 31, 2012		For the Period May 23, 2011 (a) Through October 31, 2011
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$22.61		$25.00
Net investment income(b)	0.36		0.11
Net realized and unrealized gain (loss) on investments	1.15		(2.24)
Total from investment operations	1.51		(2.13)
Distribution to shareholders from:
Net investment income	(0.70)		(0.26)
Return of capital	(0.00	)(c)	—
Total distribution	(0.70)		(0.26)
Net asset value at end of period	$23.42		$22.61
Share price at end of period(d)	$23.24		$22.72
NET ASSET VALUE TOTAL RETURN(e)	6.79%		(8.50	)%(f)
SHARE PRICE TOTAL RETURN(e)	5.48%		(8.06	)%(f)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$9,370		$9,045
Ratio to average net assets of:
Expenses(g)	0.35%		0.35	%(h)
Net investment income	1.56%		1.11	%(h)
Portfolio turnover rate(i)	8%		3%

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)

	Year Ended October 31,
	2012	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$27.42	$28.25	$25.60	$18.09	$25.92
Net investment income(b)	1.44	1.42	1.54	1.58	1.47
Net realized and unrealized gain (loss) on investments	3.60	(0.76)	2.72	7.52	(7.81)
Total from investment operations	5.04	0.66	4.26	9.10	(6.34)
Distribution to shareholders from:
Net investment income	(1.46)	(1.43)	(1.57)	(1.57)	(1.48)
Return of capital	—	(0.06)	(0.04)	(0.02)	(0.01)
Total distributions	(1.46)	(1.49)	(1.61)	(1.59)	(1.49)
Net asset value at end of period	$31.00	$27.42	$28.25	$25.60	$18.09
Share price at end of period(d)	$31.11	$27.45	$28.28	$25.89	$16.69
NET ASSET VALUE TOTAL RETURN(e)	19.02%	2.60%	17.31%	52.11%	(25.83)%
SHARE PRICE TOTAL RETURN(e)	19.30%	2.60%	16.10%	66.52%	(32.26)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$2,808,786	$1,319,124	$1,002,915	$419,877	$68,725
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	5.03%	5.28%	5.86%	6.89%	5.85%
Portfolio turnover rate(i)	4%	4%	5%	13%	48%

(a)  Commencement of Investment Operations.

(b)  Based on average shares outstanding.

(c)  Amount represents less than $0.005.

(d)  The mean between the last bid and ask prices.

(e)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)  The net asset value total return from Fund Inception (May 26, 2011, the first day of trading on the Exchange) to October 31, 2011 was (8.69)%. The share price total return from Fund Inception to October 31, 2011 was (8.46)%.

(g)  In addition to the fees and expenses, which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment company expenses that the Fund bears indirectly is included in the Fund's total return.

(h)  Annualized.

(i)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

Financial Highlights (Continued)

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)

	Year Ended October 31,				For the Period November 13, 2007 (a) Through
	2012	2011	2010	2009	October 31, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$18.22	$18.49	$17.54	$15.73	$24.84
Net investment income(b)	0.98	1.03	1.39	1.61	1.78
Net realized and unrealized gain (loss) on investments	0.97	(0.16)	1.03	1.81	(9.04)
Total from investment operations	1.95	0.87	2.42	3.42	(7.26)
Distribution to shareholders from:
Net investment income	(0.98)	(1.07)	(1.47)	(1.61)	(1.85)
Return of capital	—	(0.07)	—	—	—
Total distributions	(0.98)	(1.14)	(1.47)	(1.61)	(1.85)
Net asset value at end of period	$19.19	$18.22	$18.49	$17.54	$15.73
Share price at end of period(c)	$19.17	$18.21	$18.50	$17.51	$16.10
NET ASSET VALUE TOTAL RETURN(d)	11.02%	4.85%	14.47%	23.73%	(31.14	)%(e)
SHARE PRICE TOTAL RETURN(d)	10.95%	4.72%	14.70%	20.39%	(29.63	)%(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$838,586	$566,731	$391,893	$171,936	$15,728
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50%	0.50	%(f)
Net investment income	5.26%	5.63%	7.89%	9.93%	9.35	%(f)
Portfolio turnover rate(g)	21%	27%	33%	68%	92%

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)

	Year Ended October 31, 2012	For the Period September 12, 2011 (a) Through October 31, 2011
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$24.79	$24.85
Net investment income(b)	0.56	0.07
Net realized and unrealized gain (loss) on investments	1.11	(0.13)
Total from investment operations	1.67	(0.06)
Distribution to shareholders from:
Net investment income	(0.63)	—
Net asset value at end of period	$25.83	$24.79
Share price at end of period(c)	$25.85	$25.25
NET ASSET VALUE TOTAL RETURN(d)	6.85%	(0.24	)%(h)
SHARE PRICE TOTAL RETURN(d)	4.97%	1.61	%(h)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$30,994	$4,958
Ratio to average net assets of:
Expenses	0.22%	0.22	%(f)
Net investment income	2.23%	2.39	%(f)
Portfolio turnover rate(g)	1%	1%

(a)  Commencement of Investment Operations.

(b)  Based on average shares outstanding.

(c)  The mean between the last bid and ask prices.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)  The net asset value total return from Fund Inception (November 15, 2007, the first day of trading on the Exchange) to October 31, 2008 was (30.64)%. The share price total return from Fund Inception to October 31, 2008 was (30.45)%.

(f)  Annualized.

(g)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

(h)  The net asset value total return from Fund Inception (September 15, 2011, the first day of trading on the Exchange) to October 31, 2011 was 0.40%. The share price total return from Fund Inception to October 31, 2011 was 2.43%.

See Notes to Financial Statements.

Financial Highlights (Continued)

PowerShares Insured California Municipal Bond Portfolio (PWZ)

	Year Ended October 31,
	2012		2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$23.80		$24.24	$23.50	$21.26	$24.97
Net investment income(a)	0.99		1.03	1.03	1.06	1.03
Net realized and unrealized gain (loss) on investments	1.54		(0.40)	0.78	2.26	(3.64)
Total from investment operations	2.53		0.63	1.81	3.32	(2.61)
Distribution to shareholders from:
Net investment income	(0.00	)(b)	(0.03)	(0.04)	(0.02)	—
Tax-exempt income	(0.99)		(1.04)	(1.03)	(1.06)	(1.10)
Total distributions	(0.99)		(1.07)	(1.07)	(1.08)	(1.10)
Net asset value at end of period	$25.34		$23.80	$24.24	$23.50	$21.26
Share price at end of period(c)	$25.34		$23.80	$24.24	$23.48	$21.18
NET ASSET VALUE TOTAL RETURN(d)	10.83%		2.90%	7.91%	16.06%	(10.82)%
SHARE PRICE TOTAL RETURN(d)	10.83%		2.90%	8.00%	16.38%	(11.04)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$63,338		$36,884	$43,640	$31,727	$17,011
Ratio to average net assets of:
Expenses, after Waivers	0.28%		0.28%	0.28%	0.28%	0.28%
Expenses, prior to Waivers	0.31%		0.35%	0.35%	0.35%	0.35%
Net investment income, after Waivers	3.98%		4.52%	4.31%	4.71%	4.42%
Portfolio turnover rate(e)	6%		33%	8%	34%	20%

PowerShares Insured National Municipal Bond Portfolio (PZA)

	Year Ended October 31,
	2012	2011	2010	2009		2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$23.97	$24.28	$23.61	$21.00		$25.05
Net investment income(a)	1.05	1.08	1.07	1.12		1.05
Net realized and unrealized gain (loss) on investments	1.78	(0.28)	0.70	2.60		(3.98)
Total from investment operations	2.83	0.80	1.77	3.72		(2.93)
Distribution to shareholders from:
Net investment income	(0.01)	(0.02)	(0.03)	(0.00	)(b)	(0.00	)(b)
Tax-exempt income	(1.05)	(1.09)	(1.07)	(1.11)		(1.12)
Total distributions	(1.06)	(1.11)	(1.10)	(1.11)		(1.12)
Net asset value at end of period	$25.74	$23.97	$24.28	$23.61		$21.00
Share price at end of period(b)	$25.79	$23.98	$24.29	$23.56		$21.29
NET ASSET VALUE TOTAL RETURN(c)	12.02%	3.63%	7.70%	18.22%		(12.13)%
SHARE PRICE TOTAL RETURN(c)	12.18%	3.63%	7.97%	16.35%		(10.64)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$933,177	$535,671	$658,066	$446,288		$174,317
Ratio to average net assets of:
Expenses, after Waivers	0.28%	0.28%	0.28%	0.28%		0.28%
Expenses, prior to Waivers	0.31%	0.35%	0.35%	0.35%		0.35%
Net investment income, after Waivers	4.18%	4.72%	4.47%	4.97%		4.55%
Portfolio turnover rate(d)	15%	17%	8%	25%		63%

(a)  Based on average shares outstanding.

(b)  Amount represents less than $0.005.

(c)  The mean between the last bid and ask prices.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

Financial Highlights (Continued)

PowerShares Insured New York Municipal Bond Portfolio (PZT)

	Year Ended October 31,
	2012		2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$23.49		$23.83	$22.94	$21.14	$24.95
Net investment income(a)	0.98		1.00	1.03	1.06	1.02
Net realized and unrealized gain (loss) on investments	1.33		(0.30)	0.92	1.80	(3.72)
Total from investment operations	2.31		0.70	1.95	2.86	(2.70)
Distribution to shareholders from:
Net investment income	(0.00	)(b)	(0.04)	(0.03)	(0.02)	(0.00	)(b)
Tax-exempt income	(0.98)		(1.00)	(1.03)	(1.04)	(1.11)
Return of capital	(0.00	)(b)	—	—	—	—
Total distributions	(0.98)		(1.04)	(1.06)	(1.06)	(1.11)
Net asset value at end of period	$24.82		$23.49	$23.83	$22.94	$21.14
Share price at end of period(c)	$24.86		$23.45	$23.83	$22.92	$21.27
NET ASSET VALUE TOTAL RETURN(d)	10.02%		3.24%	8.71%	13.92%	(11.22)%
SHARE PRICE TOTAL RETURN(d)	10.38%		3.07%	8.81%	13.13%	(10.74)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$71,983		$37,584	$41,698	$33,260	$16,908
Ratio to average net assets of:
Expenses, after Waivers	0.28%		0.28%	0.28%	0.28%	0.28%
Expenses, prior to Waivers	0.31%		0.35%	0.35%	0.35%	0.35%
Net investment income, after Waivers	4.02%		4.41%	4.42%	4.75%	4.38%
Portfolio turnover rate(e)	0%		37%	3%	10%	34%

PowerShares International Corporate Bond Portfolio (PICB)

	Year Ended October 31,		For the Period June 1, 2010 (f) Through
	2012	2011	October 31, 2010
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$27.92	$28.29	$25.00
Net investment income(a)	0.93	0.95	0.17
Net realized and unrealized gain (loss) on investments	0.99	(0.29)	3.49
Total from investment operations	1.92	0.66	3.66
Distribution to shareholders from:
Net investment income	(0.89)	(0.87)	—
Return of capital	(0.04)	(0.16)	(0.37)
Total distributions	(0.93)	(1.03)	(0.37)
Transaction fees(b)	0.03	—	—
Net asset value at end of period	$28.94	$27.92	$28.29
Share price at end of period(c)	$29.07	$27.67	$28.42
NET ASSET VALUE TOTAL RETURN(d)	7.28%	2.45%	14.75	%(g)
SHARE PRICE TOTAL RETURN(d)	8.72%	1.04%	15.28	%(g)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$131,675	$79,559	$33,944
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50	%(h)
Net investment income	3.39%	3.48%	2.53	%(h)
Portfolio turnover rate(e)	12%	12%	14%

(a)  Based on average shares outstanding.

(b)  Amount represents less than $0.005.

(c)  The mean between the last bid and ask prices.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

(f)  Commencement of Investment Operations.

(g)  The net asset value total return from Fund Inception (June 3, 2010, the first day trading on the exchange) to October 31, 2010 was 15.54%. The share price total return from Fund Inception to October 31, 2010 was 15.27%.

(h)  Annualized.

See Notes to Financial Statements.

Financial Highlights (Continued)

PowerShares Preferred Portfolio (PGX)

	Year Ended October 31,				For the Period January 28, 2008 (a) Through
	2012	2011	2010	2009	October 31, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$13.96	$14.28	$13.01	$12.25	$20.06
Net investment income(b)	0.94	0.95	0.92	0.98	0.85
Net realized and unrealized gain (loss) on investments	0.86	(0.32)	1.36	0.89	(7.66)
Total from investment operations	1.80	0.63	2.28	1.87	(6.81)
Distribution to shareholders from:
Net investment income	(0.94)	(0.95)	(0.99)	(1.02)	(0.91)
Return of capital	—	—	(0.02)	(0.09)	(0.09)
Total distributions	(0.94)	(0.95)	(1.01)	(1.11)	(1.00)
Net asset value at end of period	$14.82	$13.96	$14.28	$13.01	$12.25
Share price at end of period(c)	$14.84	$14.00	$14.29	$13.06	$12.62
NET ASSET VALUE TOTAL RETURN(d)	13.37%	4.53%	18.08%	17.02%	(35.04	)%(e)
SHARE PRICE TOTAL RETURN(d)	13.18%	4.75%	17.70%	13.88%	(33.14	)%(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$2,081,189	$1,395,458	$1,345,981	$769,925	$191,171
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50%	0.50	%(f)
Net investment income	6.52%	6.70%	6.66%	8.26%	7.74	%(f)
Portfolio turnover rate(g)	29%	30%	12%	34%	52%

PowerShares VRDO Tax-Free Weekly Portfolio (PVI)

	Year Ended October 31,				For the Period November 14, 2007 (a) Through
	2012	2011	2010	2009	October 31, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$25.00	$25.00	$25.00	$25.03	$25.03
Net investment income(b)	0.06	0.14	0.07	0.30	0.84
Net realized and unrealized gain (loss) on investments	—	—	—	0.09	(0.02)
Total from investment operations	0.06	0.14	0.07	0.39	0.82
Distribution to shareholders from:
Net investment income	—	—	—	(0.02)	(0.00	)(h)
Tax-exempt income	(0.06)	(0.14)	(0.07)	(0.40)	(0.82)
Total distributions	(0.06)	(0.14)	(0.07)	(0.42)	(0.82)
Net asset value at end of period	$25.00	$25.00	$25.00	$25.00	$25.03
Share price at end of period(c)	$24.99	$25.00	$25.00	$25.00	$25.05
NET ASSET VALUE TOTAL RETURN(d)	0.23%	0.55%	0.31%	1.58%	3.33	%(i)
SHARE PRICE TOTAL RETURN(d)	0.18%	0.55%	0.31%	1.49%	3.40	%(i)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$317,449	$427,502	$637,413	$1,069,879	$142,670
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25%	0.25%	0.25	%(f)
Net investment income	0.22%	0.57%	0.29%	1.24%	3.71	%(f)

(a)  Commencement of Investment Operations.

(b)  Based on average shares outstanding.

(c)  The mean between the last bid and ask prices.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)  The net asset value total return from Fund Inception (January 31, 2008, the first day trading on the exchange) to October 31, 2008 was (35.65)%. The share price total return from Fund Inception to October 31, 2008 was (34.67)%.

(f)  Annualized.

(g)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

(h)  Amount represents less than $0.005.

(i)  The net asset value total return from Fund Inception (November 15, 2007, the first day trading on the exchange) to October 31, 2008 was 3.33%. The share price total return from Fund Inception to October 31, 2008 was 3.40%.

See Notes to Financial Statements.

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the "Trust") was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As of October 31, 2012, the Trust offered sixty portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares 1-30 Laddered Treasury Portfolio (PLW)	"1-30 Laddered Treasury Portfolio"
PowerShares Build America Bond Portfolio (BAB)	"Build America Bond Portfolio"
PowerShares CEF Income Composite Portfolio (PCEF)	"CEF Income Composite Portfolio"
PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)	"Chinese Yuan Dim Sum Bond Portfolio"
PowerShares Convertible Securities Portfolio (CVRT)	"Convertible Securities Portfolio"
PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)	"Emerging Markets Sovereign Debt Portfolio"
PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)	"Fundamental High Yield® Corporate Bond Portfolio"
PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)	"Fundamental Investment Grade Corporate Bond Portfolio"
PowerShares Insured California Municipal Bond Portfolio (PWZ)	"Insured California Municipal Bond Portfolio"
PowerShares Insured National Municipal Bond Portfolio (PZA)	"Insured National Municipal Bond Portfolio"
PowerShares Insured New York Municipal Bond Portfolio (PZT)	"Insured New York Municipal Bond Portfolio"
PowerShares International Corporate Bond Portfolio (PICB)	"International Corporate Bond Portfolio"
PowerShares Preferred Portfolio (PGX)	"Preferred Portfolio"
PowerShares VRDO Tax-Free Weekly Portfolio (PVI)	"VRDO Tax-Free Weekly Portfolio"

Each portfolio (each, a "Fund" and collectively, the "Funds") represents a separate series of the Trust. The shares of the Funds are referred to herein as "Shares" or "Fund's Shares." Each Fund's Shares are listed and traded on NYSE Arca, Inc.

The market prices of each Fund's Shares may differ to some degree from the Fund's net asset value ("NAV"). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a "Creation Unit." Creation Units of 1-30 Laddered Treasury Portfolio, CEF Income Composite Portfolio, Convertible Securities Portfolio, Emerging Markets Sovereign Debt Portfolio, Fundamental High Yield® Corporate Bond Portfolio, Fundamental Investment Grade Corporate Bond Portfolio and Preferred Portfolio are issued and redeemed generally in-kind for securities included in each Fund's relevant index. Creation Units of Build America Bond Portfolio, Chinese Yuan Dim Sum Bond Portfolio, Insured California Municipal Bond Portfolio, Insured National Municipal Bond Portfolio, Insured New York Municipal Bond Portfolio, International Corporate Bond Portfolio and VRDO Tax-Free Weekly Portfolio generally are issued and redeemed principally for cash. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an "Underlying Index):

Fund	Index
1-30 Laddered Treasury Portfolio	Ryan/Mergent 1-30 Year Treasury Laddered Index
Build America Bond Portfolio	The BofA Merrill Lynch Build America Bond Index
CEF Income Composite Portfolio	S-Network Composite Closed-End Fund IndexSM
Chinese Yuan Dim Sum Bond Portfolio	Citigroup Custom Dim Sum (Offshore CNY) Bond Index
Convertible Securities Portfolio	The BofA Merrill Lynch All U.S. Convertibles IndexSM
Emerging Markets Sovereign Debt Portfolio	DB Emerging Market USD Liquid Balanced Index
Fundamental High Yield® Corporate Bond Portfolio	RAFI® High Yield Bond Index
Fundamental Investment Grade Corporate Bond Portfolio	RAFI® Investment Grade Bond Index
Insured California Municipal Bond Portfolio	The BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index
Insured National Municipal Bond Portfolio	The BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index
Insured New York Municipal Bond Portfolio	The BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index
International Corporate Bond Portfolio	S&P International Corporate Bond Index®
Preferred Portfolio	The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index
VRDO Tax-Free Weekly Portfolio	Bloomberg US Municipal AMT-Free Weekly VRDO Index

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. Listed options, if no closing price is available, are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices.

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

Investments in open-end registered investment companies not traded on an exchange are valued at the end-of-day NAV per share.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities' (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange ("NYSE"), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize an investing strategy that seeks returns in excess of each Fund's respective Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Cash Transaction Risk. Unlike most exchange-traded funds ("ETFs"), the Build America Bond Portfolio, Chinese Yuan Dim Sum Bond Portfolio, Insured California Municipal Bond Portfolio, Insured National Municipal Bond Portfolio, Insured New York Municipal Bond Portfolio, International Corporate Bond Portfolio and VRDO Tax-Free Weekly Portfolio currently effect creations and redemptions primarily for cash, rather than primarily in-kind because of the nature of the Funds' investments. As such, investments in such Funds' Shares may be less tax efficient than investments in conventional ETFs.

Sampling Risk. With respect to each of the Build America Bond Portfolio, CEF Income Composite Portfolio, Chinese Yuan Dim Sum Bond Portfolio, Convertible Securities Portfolio, Fundamental High Yield® Corporate Bond Portfolio, Fundamental Investment Grade Corporate Bond Portfolio, Insured California Municipal Bond Portfolio, Insured National Municipal Bond Portfolio, Insured New York Municipal Bond Portfolio, International Corporate Bond Portfolio, Preferred Portfolio and VRDO Tax-Free Weekly Portfolio, each Fund's use of a representative sampling approach will result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development respecting an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Non-Diversified Fund Risk. Each Fund (except for Fundamental High Yield® Corporate Bond Portfolio, Insured National Municipal Bond Portfolio and VRDO Tax-Free Weekly Portfolio) is non-diversified and can invest a greater portion of their assets in securities of individual issuers than can a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund's performance.

Concentration Risk. To the extent a Fund is focused in an industry or sector, the value of the Fund's Shares may rise and fall more than the value of Shares of a fund that invests in a broader range of securities or across more industries or sectors.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Securities issued by the U.S. Government are subject to limited credit risk; however, securities issued by U.S. Government agencies are not necessarily backed by the full faith and credit of the U.S. Government.

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

Non-Correlation Risk. Each Fund's return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund's portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), applicable to regulated investment companies and to distribute substantially all of the Fund's taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These timing differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date net of foreign taxes withheld, if any. Interest income is recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-dividend date. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

E. Expenses

Each Fund has agreed to pay an annual unitary management fee to Invesco PowerShares Capital Management LLC (the "Adviser"). The Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses and other extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses of the investment companies in which the Funds invest. The effects of such investment companies' expenses are included in the realized and unrealized gain or (loss) on the investments in the investment companies.

F. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. Each Fund distributes net realized taxable capital gains, if any, generally annually in cash and records them on ex-dividend date. Such distributions on a tax basis are

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund's financial statements as a tax return of capital at fiscal period-end.

G. Change in Accounting Policy – Equalization

The Funds previously followed the accounting practice known as equalization. Equalization accounting is utilized for book purposes to keep the continuing shareholders' per share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital shares. During the year ended October 31, 2012, all Funds discontinued the practice of equalization accounting for book purposes. The prior period financial statements have been restated to reflect the accounting change.

The change in policy has been accounted for in accordance with ASC 250 "Accounting Changes and Error Corrections." The change was implemented for consistent application of book and tax treatment related to the Funds' distributions. The result of the policy change did not have an impact on the Funds' net assets, net increase/decrease in net assets resulting from operations or per share net asset value. Additionally, the change does not have an impact on the amount or tax character of a Fund's distributions to shareholders or net asset value total return.

For financial reporting purposes, the amounts were reported in the Statements of Changes in Net Assets as "Undistributed net investment income (loss) included in the price of units issued and redeemed" as a component of the "Net Increase (Decrease) in net assets resulting from operations" with an offsetting amount included in "Net income (loss) equalization" included in the subtotal "Net Increase (Decrease) in net assets resulting from share transactions." The amount of equalization charges or credits previously reported and the amount in the current period had the change not been made were as follows:

	Statements of Changes in Net Assets Net income (loss) equalization*
	Year Ended October 31, 2012	Year Ended October 31, 2011
1-30 Laddered Treasury Portfolio	$(536,531)	$537,064
Build America Bond Portfolio	84,132	32,562
CEF Income Composite Portfolio	1,272,266	839,818
Chinese Yuan Dim Sum Bond Portfolio	10,245	45
Convertible Securities Portfolio	—	—
Emerging Markets Sovereign Debt Portfolio	4,206,134	1,802,803
Fundamental High Yield® Corporate Bond Portfolio	654,369	286,551
Fundamental Investment Grade Corporate Bond Portfolio	(3,655)	(4,643)
Insured California Municipal Bond Portfolio	29,920	(10,480)
Insured National Municipal Bond Portfolio	482,492	(158,946)
Insured New York Municipal Bond Portfolio	41,241	(5,567)
International Corporate Bond Portfolio	709,069	621,056
Preferred Portfolio	2,285,450	509,240
VRDO Tax-Free Weekly Portfolio	(110,591)	(172,709)

* An equal offsetting amount was made to the operations section of the Statements of Changes in Net Assets.

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

The per share impact of the net equalization charges and credits disclosed in previous financial statements and the amount in the current period had the change not been made were as follows:

	Financial Highlights
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008
1-30 Laddered Treasury Portfolio	$0.10	$(0.06)	$(0.01)	$0.01	$(0.04)
Build America Bond Portfolio	(0.00)	(0.00)	0.01	—	—
CEF Income Composite Portfolio	(0.11)	(0.10)	0.10	—	—
Chinese Yuan Dim Sum Bond Portfolio	(0.02)	(0.00)	—	—	—
Convertible Securities Portfolio	—	—	—	—	—
Emerging Markets Sovereign Debt Portfolio	(0.07)	(0.05)	(0.06)	(0.04)	(0.04)
Fundamental High Yield® Corporate Bond Portfolio	(0.01)	(0.01)	0.06	0.07	(0.02)
Fundamental Investment Grade Corporate Bond Portfolio	0.01	0.03	—	—	—
Insured California Municipal Bond Portfolio	(0.02)	0.01	(0.01)	(0.01)	(0.01)
Insured National Municipal Bond Portfolio	(0.02)	0.01	(0.02)	(0.01)	(0.04)
Insured New York Municipal Bond Portfolio	(0.02)	0.00	(0.01)	(0.01)	(0.02)
International Corporate Bond Portfolio	(0.21)	(0.33)	(0.70)	—	—
Preferred Portfolio	(0.02)	(0.01)	(0.05)	(0.06)	0.03
VRDO Tax-Free Weekly Portfolio	0.01	0.01	0.01	(0.04)	(0.05)

H. Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars using the applicable exchange rates as of the close of London world markets. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments in securities. Certain foreign exchange gains and losses included in realized and unrealized gains or losses are included in or are a reduction of ordinary income in accordance with U.S. federal income tax regulations.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services. As compensation for its services, each Fund has agreed to pay the Adviser an annual unitary management fee. The Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, and other extraordinary expenses

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

(including acquired fund fees and expenses). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

% of Average Daily Net Assets
1-30 Laddered Treasury Portfolio	0.25%
Build America Bond Portfolio	0.35%*
CEF Income Composite Portfolio	0.50%
Chinese Yuan Dim Sum Bond Portfolio	0.45%
Convertible Securities Portfolio	0.35%
Emerging Markets Sovereign Debt Portfolio	0.50%
Fundamental High Yield® Corporate Bond Portfolio	0.50%
Fundamental Investment Grade Corporate Bond Portfolio	0.22%
Insured California Municipal Bond Portfolio	0.35%*
Insured National Municipal Bond Portfolio	0.35%*
Insured New York Municipal Bond Portfolio	0.35%*
International Corporate Bond Portfolio	0.50%
Preferred Portfolio	0.50%
VRDO Tax-Free Weekly Portfolio	0.25%

* Effective April 20, 2012, the Adviser reduced the Fund's unitary management fee to 0.28%. Prior to April 20, 2012 the Fund's unitary management fee had been 0.35% and the Adviser had agreed to waive 0.07% of the Fund's unitary management fee.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the "Distributor"), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each a "Licensor"):

Fund	Licensor
1-30 Laddered Treasury Portfolio	Mergent, Inc.
Build America Bond Portfolio	Merrill Lynch, Pierce, Fenner & Smith Inc.
CEF Income Composite Portfolio	S-Network Global Indexes LLC
Chinese Yuan Dim Sum Bond Portfolio	Citigroup Index LLC
Convertible Securities Portfolio	Merrill Lynch, Pierce, Fenner & Smith Inc.
Emerging Markets Sovereign Debt Portfolio	Deutsche Bank Securities, Inc.
Fundamental High Yield® Corporate Bond Portfolio	Research Affiliates, LLC
Fundamental Investment Grade Corporate Bond Portfolio	Research Affiliates, LLC
Insured California Municipal Bond Portfolio	Merrill Lynch, Pierce, Fenner & Smith Inc.
Insured National Municipal Bond Portfolio	Merrill Lynch, Pierce, Fenner & Smith Inc.
Insured New York Municipal Bond Portfolio	Merrill Lynch, Pierce, Fenner & Smith Inc.
International Corporate Bond Portfolio	Standard & Poor's®
Preferred Portfolio	Merrill Lynch, Pierce, Fenner & Smith Inc.
VRDO Tax-Free Weekly Portfolio	Bloomberg Finance L.P.

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use with the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust's sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in any of these Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Funds' Adviser and the adviser for Invesco Van Kampen Bond Fund are subsidiaries of Invesco Ltd., and therefore Invesco Van Kampen Bond Fund is considered to be affiliated. The table below shows transactions in and earnings from investments in Invesco Van Kampen Bond Fund for the fiscal year ended October 31, 2012.

CEF Income Composite Portfolio

	Value October 31, 2011	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2012	Dividend Income
Invesco Van Kampen Bond Fund	$920,800	$455,576	$(544,113)	$62,470	$64,450	$959,183	$30,490

The 1940 Act defines "affiliate" to include issuers of which a fund holds 5% or more of the outstanding voting securities. The following is a summary of the transactions with affiliates for the fiscal year ended October 31, 2012.

Preferred Portfolio

	Value October 31, 2011	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2012	Dividend Income
Alabama Power Co., 5.88%, Series 07-B	$19,584,260	$954,430	$(19,424,357)	$(952,685)	$(161,648)	$—	$511,247
Ares Capital Corp., 7.00%	—	8,947,333	(391,598)	464,744	12,585	9,033,064	423,024
Morgan Stanley Capital Trust VII, 6.60%	49,223,683	15,994,274	(8,738,502)	2,576,795	1,292,991	60,349,241	3,659,610
Public Storage, 6.50%, Series Q	38,507,083	11,372,520	(9,372,804)	2,203,958	317,738	43,028,495	2,248,864
Telephone & Data Systems, Inc. 6.63%	7,195,063	2,313,177	(527,697)	(216,621)	215,740	8,979,662	511,908
Total Investments in Affiliates	$114,510,089	$39,581,734	$(38,454,958)	$4,076,191	$1,677,406	$121,390,462	$7,354,653

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the CEF Income Composite Portfolio and the Funds listed below, as of October 31, 2012, the securities in each Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The securities in CEF Income Composite Portfolio were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Investment in Securities
	Level 1	Level 2	Level 3	Total
Build America Bond Portfolio
Municipal Obligations	$—	$1,046,766,975	$—	$1,046,766,975
Money Market Fund		5,263,495	—	5,263,495
Total Investments	5,263,495	1,046,766,975	—	1,052,030,470
Chinese Yuan Dim Sum Bond Portfolio
Foreign Corporate Debt Securities	—	16,678,966	—	16,678,966
Money Market Fund	252,963	—	—	252,963
Total Investments	252,963	16,678,966	—	16,931,929
Convertible Securities Portfolio
Convertible Preferred Stocks	1,856,083	—	—	1,856,083
Convertible Bonds	—	7,456,591	—	7,456,591
Total Investments	1,856,083	7,456,591	—	9,312,674
Emerging Markets Sovereign Debt Portfolio
Foreign Government Debt Securities	$—	$2,765,390,667	$—	$2,765,390,667
Money Market Fund	8,915,801	—	—	8,915,801
Total Investments	8,915,801	2,765,390,667	—	2,774,306,468

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

	Investment in Securities
	Level 1	Level 2	Level 3	Total
Fundamental High Yield® Corporate Bond Portfolio
Corporate Debt Securities	—	821,429,233	—	821,429,233
Money Market Fund	115,080	—	—	115,080
Total Investments	115,080	821,429,233	—	821,544,313
Fundamental Investment Grade Corporate Bond Portfolio
Corporate Debt Securities	—	30,529,256	—	30,529,256
Money Market Fund	120,229	—	—	120,229
Total Investments	120,229	30,529,256	—	30,649,485
Preferred Portfolio
Equity Securities	2,060,768,471	25,478,328	—	2,086,246,799

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During Fiscal Years Ended October 31, 2012 and 2011:

	2012				2011
	Ordinary Income	Long-term Capital Gains	Return of Capital	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Return of Capital	Tax-Exempt Income
1-30 Laddered Treasury Portfolio	$4,193,557	$11,755	$—	$—	$7,567,078	$609	$1,172,598	$—
Build America Bond Portfolio	45,855,668	—	—		36,589,874	—	136	—
CEF Income Composite Portfolio	22,259,029	—	1,288,225		11,566,710	—	5,278,599	—
Chinese Yuan Dim Sum Bond Portfolio	340,075	—	6,715		—	—	—	—
Convertible Securities Portfolio	280,357	—	128		105,837	—	—	—
Emerging Markets Sovereign Debt Portfolio	91,276,408	—	—		55,448,040	—	2,170,104	—
Fundamental High Yield Corporate Bond Portfolio	44,786,680	—	—		27,198,175	5,480	1,664,398	—
Fundamental Investment Grade Corporate Bond Portfolio	379,880	—	—		—	—	—	—
Insured California Municipal Bond Portfolio	9,345	—	—	1,948,332	42,301	—	—	1,693,514

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

	2012				2011
	Ordinary Income	Long-term Capital Gains	Return of Capital	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Return of Capital	Tax-Exempt Income
Insured National Municipal Bond Portfolio	$184,101	$—	$—	$29,825,449	$360,319	$—	$—	$24,115,961
Insured New York Municipal Bond Portfolio	5,412	—	7,252	2,096,702	72,315	—	—	1,657,801
International Corporate Bond Portfolio	2,985,774	82,733	142,635		1,637,494	—	312,166	—
Preferred Portfolio	108,656,914	—	—		92,902,364	—	—	—
VRDO Tax-Free Weekly Portfolio	—	3,100	—	952,011	—	—	—	2,632,743

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Capital Income	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation) on Investment Securities	Net Unrealized Appreciation on Other Investments	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
1-30 Laddered Treasury Portfolio	$5,192	$—	$15,829,477	$—	$—	$150,622,925	$166,457,594
Build America Bond Portfolio	—	—	121,263,464	—	(285,997)	949,350,926	1,070,328,393
CEF Income Composite Portfolio	—	—	12,583,724	—	(2,900,208)	359,582,971	369,266,487
Chinese Yuan Dim Sum Bond Portfolio	—	—	239,491	2,027	—	16,851,112	17,092,630
Convertible Securities Portfolio	—	—	(531,403)	—	(98,684)	9,999,851	9,369,764
Emerging Markets Sovereign Debt Portfolio	—	—	243,601,890	—	(3,864,452)	2,569,048,849	2,808,786,287
Fundamental High Yield® Corporate Bond Portfolio	—	—	28,935,077	—	(2,802,393)	812,453,014	838,585,698
Fundamental Investment Grade Corporate Bond Portfolio	—	514	804,757	—	—	30,188,458	30,993,729
Insured California Municipal Bond Portfolio	—	—	3,776,496	—	(438,783)	60,000,568	63,338,281
Insured National Municipal Bond Portfolio	—	—	69,236,053	—	(3,919,330)	867,860,289	933,177,012

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

	Undistributed Capital Income	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation) on Investment Securities	Net Unrealized Appreciation on Other Investments	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
Insured New York Municipal Bond Portfolio	$—	$—	$4,466,809	$—	$(336,991)	$67,853,359	$71,983,177
International Corporate Bond Portfolio	—	—	4,917,383	—	—	126,757,282	131,674,665
Preferred Portfolio	—	—	146,926,277	—	(37,288,106)	1,971,551,003	2,081,189,174
VRDO Tax-Free Weekly Portfolio	—	1,168	—	—	—	317,447,890	317,449,058

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. The Regulated Investment Company Modernization Act of 2010 (the "Act") eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under Internal Revenue Code rules and related regulations based on the results of future transactions.

The following Funds had capital loss carryforward amounts as of October 31, 2012, which expire on October 31 of each year listed below:

					Post-effective - no expiration
	2016	2017	2018	2019	Short-term	Long-term	Total*
1-30 Laddered Treasury Portfolio	$—	$—	$—	$—	$—	$—	$—
Build America Bond Portfolio	—	—	6,399	—	279,598	—	285,997
CEF Income Composite Portfolio	—	—	—	2,900,208	—	—	2,900,208
Chinese Yuan Dim Sum Bond Portfolio	—	—	—	—	—	—	—
Convertible Securities Portfolio	—	—	—	—	89,141	9,543	98,684
Emerging Markets Sovereign Debt Portfolio	531,185	558,313	212,582	818,907	1,030,586	712,879	3,864,452
Fundamental High Yield® Corporate Bond Portfolio	—	—	—	—	2,802,393	—	2,802,393
Fundamental Investment Grade Corporate Bond Portfolio	—	—	—	—	—	—	—
Insured California Municipal Bond Portfolio	—	—	—	438,783	—	—	438,783
Insured National Municipal Bond Portfolio	—	—	—	3,919,330	—	—	3,919,330
Insured New York Municipal Bond Portfolio	136,120	125,849	—	74,902	120	—	336,991
International Corporate Bond Portfolio	—	—	—	—	—	—	—
Preferred Portfolio	—	37,288,106	—	—	—	—	37,288,106
VRDO Tax-Free Weekly Portfolio	—	—	—	—	—	—	—

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

The Funds utilized noted amounts of capital loss carryforward during fiscal year ended October 31, 2012 as follows:

Utilized Amount
CEF Income Composite Portfolio	$392,209
Insured California Municipal Bond Portfolio	32,560
Insured National Municipal Bond Portfolio	2,355,697
International Corporate Bond Portfolio	94,519
Preferred Portfolio	25,693,041

Note 7. Investment Transactions

For the fiscal year ended October 31, 2012, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, U.S. Government securities, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
Build America Bond Portfolio	$355,590,252	$14,555,712
CEF Income Composite Portfolio	65,366,077	65,009,511
Chinese Yuan Dim Sum Bond Portfolio	14,020,116	1,254,754
Convertible Securities Bond Portfolio	1,326,944	753,695
Emerging Markets Sovereign Debt Portfolio	110,242,356	73,572,579
Fundamental High Yield® Corporate Bond Portfolio	231,249,011	175,204,750
Fundamental Investment Grade Corporate Bond Portfolio	1,270,436	159,267
Insured California Municipal Bond Portfolio	21,386,807	2,971,246
Insured National Municipal Bond Portfolio	468,924,451	103,440,027
Insured New York Municipal Bond Portfolio	27,431,288	—
International Corporate Bond Portfolio	57,543,293	11,473,396
Preferred Portfolio	698,249,609	488,935,604
VRDO Tax-Free Weekly Portfolio	—	—

For the fiscal year ended October 31, 2012, the cost of securities purchased and the proceeds from sales of U.S. government securities, excluding short-term securities, money market funds and in-kind transactions, for the 1-30 Laddered Treasury Portfolio amounted to $6,283,618 and $6,828,922, respectively.

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

For the fiscal year ended October 31, 2012, in-kind transactions associated with creations and redemptions were as follows:

	Securities Received	Securities Delivered
1-30 Laddered Treasury Portfolio	$50,437,371	$152,131,150
Build America Bond Portfolio	2,548,480	5,262,275
CEF Income Composite Portfolio	109,902,298	10,223,496
Chinese Yuan Dim Sum Bond Portfolio	—	—
Convertible Securities Bond Portfolio	—	—
Emerging Markets Sovereign Debt Portfolio	1,552,798,257	349,271,650
Fundamental High Yield® Corporate Bond Portfolio	550,173,654	373,670,144
Fundamental Investment Grade Corporate Bond Portfolio	28,714,834	4,924,004
Insured California Municipal Bond Portfolio	—	—
Insured National Municipal Bond Portfolio	—	—
Insured New York Municipal Bond Portfolio	—	—
International Corporate Bond Portfolio	2,269,791	1,263,940
Preferred Portfolio	490,662,018	106,355,181
VRDO Tax-Free Weekly Portfolio	—	—

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for Federal income tax purposes.

At October 31, 2012, the aggregate cost and the net unrealized appreciation (depreciation) of investment for tax purposes were as follows:

	Cost	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
1-30 Laddered Treasury Portfolio	$149,483,389	$15,829,477	$15,829,477	$—
Build America Bond Portfolio	930,767,006	121,263,464	121,856,021	(592,557)
CEF Income Composite Portfolio	356,676,002	12,583,724	18,636,117	(6,052,393)
Chinese Yuan Dim Sum Bond Portfolio	16,692,438	239,491	275,653	(36,162)
Convertible Securities Portfolio	9,844,077	(531,403)	390,381	(921,784)
Emerging Markets Sovereign Debt Portfolio	2,530,704,578	243,601,890	243,601,890	—
Fundamental High Yield® Corporate Bond Portfolio	792,609,236	28,935,077	33,495,490	(4,560,413)

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

	Cost	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
Fundamental Investment Grade Corporate Bond Portfolio	$29,844,728	$804,757	$818,191	$(13,434)
Insured California Municipal Bond Portfolio	53,655,689	3,776,496	3,810,385	(33,889)
Insured National Municipal Bond Portfolio	867,544,855	69,236,053	69,275,136	(39,083)
Insured New York Municipal Bond Portfolio	62,344,979	4,466,809	4,545,839	(79,030)
International Corporate Bond Portfolio	124,128,970	4,876,371	5,553,347	(676,976)
Preferred Portfolio	1,939,320,522	146,926,277	151,275,074	(4,348,797)
VRDO Tax-Free Weekly Portfolio	312,725,000	—	—	—

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, on October 31, 2012, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2012, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
1-30 Laddered Treasury Portfolio	$11,755	$(17,416,397)	$17,404,642
Build America Bond Portfolio	811,631	(262,275)	(549,356)
CEF Income Composite Portfolio	5,851,758	(1,254,489)	(4,597,269)
Chinese Yuan Dim Sum Bond Portfolio	(5,845)	5,915	(70)
Convertible Securities Portfolio	6,763	(6,717)	(46)
Emerging Markets Sovereign Debt Portfolio	1,144,025	(27,545,344)	26,401,319
Fundamental High Yield® Corporate Bond Portfolio	74,183	(21,501,467)	21,427,284
Fundamental Investment Grade Corporate Bond Portfolio	837	(26,483)	25,646
Insured California Municipal Bond Portfolio	9,345	—	(9,345)
Insured National Municipal Bond Portfolio	184,101	—	(184,101)
Insured New York Municipal Bond Portfolio	—	—	—
International Corporate Bond Portfolio	(147,262)	147,262	—
Preferred Portfolio	614,177	(18,944,826)	18,330,649
VRDO Tax-Free Weekly Portfolio	3,100	(3,100)	—

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

Note 9. Trustees' Fees

The Funds compensate each Trustee who is not an "interested person" as defined in the 1940 Act (an "Independent Trustee"). The Adviser, as a result of the unitary management fee, pays for such compensation. Each Trustee who is an "interested person" (the "Non-Independent Trustee") of the Trust does not receive any Trustees' fees.

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a "Participating Trustee") may defer receipt of all or a portion of his compensation ("Deferral Fees"). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected.

Note 10. Capital

Shares are created and redeemed by the Trust only in Creation Units of 50,000 Shares (100,000 Shares of Convertible Securities Portfolio, Emerging Markets Sovereign Debt Portfolio and Fundamental High Yield® Corporate Bond Portfolio). Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. 1-30 Laddered Treasury Portfolio, CEF Income Composite Portfolio, Convertible Securities Portfolio, Emerging Markets Sovereign Debt Portfolio, Fundamental High Yield® Corporate Bond Portfolio, Fundamental Investment Grade Corporate Bond Portfolio and Preferred Portfolio are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. Cash may be substituted equivalent to the value of certain securities, generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. For Build America Bond Portfolio, Chinese Yuan Dim Sum Bond Portfolio, International Corporate Bond Portfolio, Insured California Municipal Bond Portfolio, Insured National Municipal Bond Portfolio, Insured New York Municipal Bond Portfolio and VRDO Tax-Free Weekly Portfolio, such transactions are principally for cash, which may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process. Transactions in a Fund's Shares are disclosed in detail on the Statements of Changes in Net Assets.

Chinese Yuan Dim Sum Bond Portfolio and International Corporate Bond Portfolio charge fixed and variable transaction fees for creations and redemptions which are treated as increases in capital.

Each Fund may issue Shares in advance of receipt of a basket of securities ("Deposit Securities") subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with each Fund's Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

Note 11. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

Note 12. Subsequent Event

At a meeting held on December 18, 2012, the Board of Trustees of the Trust approved the liquidation of PowerShares Convertible Securities Portfolio, which is expected to commence on February 26, 2013. Investors, who have elected not to sell their shares before February 26, 2013, will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, on or about March 7, 2013.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded
Fund Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Build America Bond Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Convertible Securities Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares Preferred Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust II, hereafter referred to as the "Funds") at October 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 2G of the Notes to Financial Statements, the Funds changed their accounting policy to discontinue the use of equalization accounting for book purposes.

As disclosed in Note 12 of the Notes to Financial Statements, the PowerShares Convertible Securities Portfolio will liquidate after the close of business on February 26, 2013.

/s/ PricewaterhouseCoopers LLP
Chicago, IL
December 21, 2012

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2012:

Federal Income Tax Information

	Qualified Interest-Income*	Qualified Dividend Income*	Corporate Dividend Received Deduction*	Tax Exempt Income*	Long Term Capital Gain
1-30 Laddered Treasury Portfolio	100%	0%	0%	0%	11,755
Build America Bond Portfolio	100%	0%	0%	0%	—
CEF Income Composite Portfolio	0%	0%	0%	0%	—
Chinese Yuan Dim Sum Bond Portfolio	0%	0%	0%	0%	—
Convertible Securities Portfolio	62%	0%	0%	0%	—
Emerging Markets Sovereign Debt Portfolio	0%	0%	0%	0%	—
Fundamental High Yield® Corporate Bond Portfolio	92%	0%	0%	0%	—
Fundamental Investment Grade Corporate Bond Portfolio	100%	0%	0%	0%	—
Insured California Municipal Bond Portfolio	0%	0%	0%	99%	—
Insured National Municipal Bond Portfolio	0%	0%	0%	99%	—
Insured New York Municipal Bond Portfolio	0%	0%	0%	99%	—
International Corporate Bond Portfolio	0%	0%	0%	0%	82,733
Preferred Portfolio	0%	0%	0%	0%	—
VRDO Tax-Free Weekly Portfolio	0%	0%	0%	100%	3,100

  *  The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

Trustees and Officers

The Independent Trustees, the Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by a Trustee are shown below.

The Trustees and officers information is current as of October 31, 2012.

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge (54) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	122	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's 60 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Todd J. Barre (54) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	122	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's 60 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole (52) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chief Financial Officer, Hope Network (social services) (2008-2012); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004).	122	None
Philip M. Nussbaum (50) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	122	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's 60 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Donald H. Wilson (52) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman of the Board and Trustee	Chairman Since 2012; Trustee Since 2007	Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	122	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's 60 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

Trustees and Officers (Continued)

The Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustees and the other directorships, if any, held by the Trustees are shown below.

Name, Address and Age of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustees	Other Directorships Held by Non-Independent Trustees During the Past 5 Years
H. Bruce Bond (49) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2006	Chairman, Invesco PowerShares Capital Management LLC (2009-Present); formerly, Managing Director, Invesco PowerShares Capital Management LLC (2002-2009); Manager, Nuveen Investments (1998-2002).	122	None

  *  This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's 60 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

Trustees and Officers (Continued)

Name, Address and Age of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustees	Other Directorships Held by Non-Independent Trustees During the Past 5 Years
Kevin M. Carome (56) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E. Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director and General Counsel, Invesco Ltd. (2006-Present); formerly, Senior Vice President and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	122	None

  *  This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's 60 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

Trustees and Officers (Continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (38) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046	President	Since 2009

Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company's North American Institutional and Retirement divisions (2002-2007).

Benjamin Fulton (51) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009

Executive Vice President – Global Product Development, Invesco PowerShares Capital Management LLC (2005-Present); formerly, principal of Clermont Consulting, a consulting firm focused on the creation and development of retail investment products (2003-2005); President and a founding partner of Claymore Securities, a financial services firm in the Chicagoland area (2001-2003); Managing Director of Structured Investments at Nuveen Investments (1998-2001).

Peter Hubbard (31) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009

Vice President and Director of Portfolio Management – Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren (55) Invesco Canada Ltd. 5140 Yonge Street Suite 900 Toronto, Ontario M2N 6X7	Vice President	Since 2009

Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

Trustees and Officers (Continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Christopher Joe (42) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	U.S. Compliance Director, Invesco, Ltd.; Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser); formerly, Assistant Fund Accounting Manager, Invesco, Ltd.
Sheri Morris (48) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Treasurer	Since 2012

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; formerly, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia (38) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Secretary	Since 2011

Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

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PROXY VOTING POLICIES AND PROCEDURES

A description of the Trust's proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission's ("Commission") website at www.sec.gov.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust's Form N-PX on the Commission's website at www.sec.gov.

QUARTERLY PORTFOLIOS

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available on the Commission's website at www.sec.gov. The Trust's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.invescopowershares.com

© 2011 Invesco PowerShares Capital Management LLC  P-PS-AR-9

2012 Annual Report to Shareholders

October 31, 2012

PowerShares Ibbotson Alternative Completion Portfolio (PTO)

PowerShares RiverFront Tactical Balanced Growth Portfolio (PAO)

PowerShares RiverFront Tactical Growth & Income Portfolio (PCA)

The Market Environment	2
Manager's Analysis	4
Frequency Distribution of Discounts & Premiums	10
Fees and Expenses	12
Asset Allocation Portfolios
Schedules of Investments
PowerShares Ibbotson Alternative Completion Portfolio (PTO)	13
PowerShares RiverFront Tactical Balanced Growth Portfolio (PAO)	14
PowerShares RiverFront Tactical Growth & Income Portfolio (PCA)	15
Statements of Assets and Liabilities	16
Statements of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	35
Tax Information	36
Trustees and Officers	37

The Market Environment

Fixed Income:

As negative headlines faded during the fall of 2011, U.S. financial markets rebounded throughout the winter and into the spring of 2012. In the U.S. bond market, this rally came in the form of increased demand for risk assets and investor rotation into the non-government bond sectors in search of yield. In March, markets paused, and while corporate earnings still offered support for fundamental valuations and credit quality, investor confidence began to wane in the absence of new growth drivers and the continued overhang of the Eurozone crisis. By May, the U.S. stock market had fallen into decline, Treasury yields were pushed to historic lows, and credit spreads had widened in response to the heightened market volatility on fears of an unraveling of the euro and renewed signs of a slumping global economy. Despite the unsettled market environment, total returns for the U.S. fixed income markets were positive through the first half of the fiscal year, buoyed by falling interest rates, low default expectations, and sustained investor demand for yield.

As the second half of the fiscal year began, Treasury yields remained low and range bound due to persistent global economic uncertainties, but renewed risk appetites within the bond market began to be rewarded. Favorable corporate fundamentals and highly supportive supply/demand dynamics combined to drive corporate bonds to outperform government bonds as credit spreads narrowed to the tightest levels seen in the past year. In September, the U.S. Federal Reserve ("the Fed") announced a third round of quantitative easing ("QE3") to spur economic activity, helping extend the spread sector bond rally into the Agency MBS market. By the end of the fiscal year, U.S. fixed income markets had finished on a positive note, with Treasury yields lower, credit spreads narrower, and positive 6- and 12-month returns across nearly all government and non-government sectors.

Domestic Equity:

The fiscal year began with improving economic data in the U.S. and a rally in equities that continued almost uninterrupted into the spring of 2012. However, the ongoing Eurozone sovereign debt crisis intensified in April and May, dominating headlines and creating significant volatility in equity markets across the globe.

This negative news from overseas precipitated a slowdown in the U.S., where economic data began to decelerate as manufacturing, employment, consumer spending and consumer confidence weakened over the summer. While corporate earnings remained solid, financial markets were influenced by macroeconomic developments for much of the reporting period. As the fiscal year drew to a close, fears about the fate of the Eurozone began to subside after the European Central Bank ("ECB") announced new measures to support Eurozone economies through potentially unlimited purchases of sovereign debt, among other measures. At the same time, continued risk aversion among investors and corporations, along with tepid employment growth, prompted the Fed to initiate a third round of QE3 by promising to remain accommodative until the labor market outlook improved materially. The Fed's action initially bolstered equity markets, but the potential impact on employment and economic conditions remained uncertain. At the close of the reporting period, market volatility increased as many investors remained concerned about the uncertainty surrounding the outcome of the presidential election and the so-called "fiscal cliff" – a variety of tax increases and spending cuts scheduled to take effect in January 2013, unless an agreement is reached between the White House and Congress.

Despite volatility for much of the reporting period, major equity market indexes delivered double-digit gains, and all ten sectors of the S&P 500® Index had positive returns.

2

The Market Environment (Continued)

International Equity:

During the reporting period ended October 31, 2012, global equity markets remained volatile. At the beginning of the reporting period, macro events – ranging from continuing political instability in the Middle East, lingering economic effects of the March 2011 earthquake and tsunami in Japan, the ongoing Eurozone sovereign debt crisis, effects of Standard & Poor's first-ever downgrade of U.S. debt in August 2011, a slowing Chinese property market and generally higher inflation across the developing world – weighed on global economic growth and equity markets. While the markets rebounded modestly in December 2011, macroeconomic concerns continued, stemming largely from the unstable economic conditions of Greece and Spain.

Toward the end of the reporting period, global central banks announced a series of stimulative policies. ECB announced new measures to support Eurozone economies through potentially unlimited purchases of sovereign debt, with ECB President Mario Draghi pledging to "do whatever it takes" to save the euro (although key details of the plan remain unresolved). The Fed announced a third round of QE3 by promising to remain accommodative until the U.S. labor market outlook improved materially. Also, the Bank of Japan took steps to increase its asset purchase program. These easing measures were well-received by investors and helped drive international equity markets higher in the final months of the reporting period, despite signs of a continued slowdown in global economic growth.

3

Manager's Analysis

PowerShares Ibbotson Alternative Completion Portfolio (ticker: PTO)

As an index fund, the PowerShares Ibbotson Alternative Completion Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Ibbotson Alternative Completion IndexTM (the "Index"). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index. The Fund is a "fund of funds," as it primarily invests its assets in the securities of funds included in the Index, but also may invest in exchange-traded notes ("ETNs") and equity and fixed-income securities that likewise are included in the Index.

Ibbotson Associates compiles and calculates the Index using a proprietary methodology to select the Underlying ETFs, ETNs and equity and fixed-income securities, which cover a group of asset classes and investment strategies.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 3.89%, and on a net asset value ("NAV") basis, the Fund returned 4.16%. During the same reporting period, the Index returned 4.29%, while the S&P 500® Index returned 15.21%.

Positions that contributed most significantly to the Fund's return included PowerShares Emerging Markets Sovereign Debt Portfolio, a fixed-income ETF (portfolio average weight of 12.10%) and PowerShares Preferred Portfolio, a fixed-income ETF (portfolio average weight of 9.00%). Positions that detracted most significantly from the Fund's return included PowerShares DB Base Metals Fund, a commodity ETF (portfolio average weight of 3.97%) and PowerShares MENA Frontier Countries Portfolio, an emerging markets ETF (portfolio average weight of 11.92%).

Asset Class Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Fixed Income Funds	33.6
International Equity Funds	33.0
Commodity Funds	21.3
Currency Funds	8.1
Domestic Equity Funds	4.0
Money Market Fund	8.6
Liabilities in excess of other assets	(8.6)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
PowerShares Emerging Markets Sovereign Debt Portfolio	12.3
PowerShares MENA Frontier Countries Portfolio	11.7
PowerShares Emerging Markets Infrastructure Portfolio	9.2
PowerShares Preferred Portfolio	9.1
PowerShares DB G10 Currency Harvest Fund	8.1
PowerShares DB Energy Fund	7.9
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	6.1
PowerShares DB Agriculture Fund	5.9
iShares Barclays TIPS Bond Fund	4.1
SPDR Barclays TIPS ETF	4.0
Total	78.4

4

Manager's Analysis (Continued)

PowerShares Ibbotson Alternative Completion Portfolio (ticker: PTO)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2012
		Avg. Ann.†††	Fund Inception†
	1 Year	3 Years	Avg. Ann.†††	Cumulative
Index
Ibbotson Alternative Completion IndexTM††	4.29%	N/A	N/A	N/A
Blended-Ibbotson Alternative Completion IndexTM††	4.29%	6.86%	(2.66)%	(11.23)%
S&P 500® Index	15.21%	13.21%	2.44%	11.22%
Fund
NAV Return	4.16%	6.26%	(3.52)%	(14.73)%
Share Price Return	3.89%	5.73%	(3.89)%	(16.17)%

Fund Inception: May 20, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.65% includes the unitary management fee of 0.25% and acquired fund fees and expenses of 0.40%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P 500® Index (the "Benchmark Index") is an unmanaged index used as a measurement of change in stock market conditions based on the average performance of approximately 500 securities.

†  Fund and Blended Index returns are based on the inception date of the Fund. Returns for the Index are as of closest month end following date of change. Returns for the Benchmark Index are based on the closest month-end on the Fund's inception date.

††  "3 Years" and "Fund Inception" performance for the Index is not available because the Index did not commence calculation until June 22, 2010. Prior to June 30, 2010, the Fund sought to replicate the performance of an index called the "New Frontier Global Dynamic Growth Index." The Blended-Ibbotson Alternative Completion IndexTM is comprised of the performance of the original underlying index from Fund inception through the conversion date, June 30, 2010, followed by the performance of the Index starting at the conversion date and through October 31, 2012.

†††  Average annualized.

5

Manager's Analysis

PowerShares RiverFront Tactical Balanced Growth Portfolio (ticker: PAO)

As an index fund, the PowerShares RiverFront Tactical Balanced Growth Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Riverfront Global Tactical Balanced Growth IndexTM (the "Index"). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index. The Fund is a "fund of funds," as it primarily invests its assets in the securities of funds included in the Index, but also may invest in exchange-traded notes ("ETNs") and equity and fixed-income securities that likewise are included in the Index.

RiverFront Investment Group® compiles and calculates the Index using a proprietary methodology to select Underlying ETFs, ETNs and equity and fixed-income securities covering a combination of asset classes designed to maximize long-term returns for a given level of risk.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 5.03%, and on a net asset value ("NAV") basis, the Fund returned 7.02%. During the same reporting period, the Index returned 6.63%, while the S&P 500® Index returned 15.21%.

Positions that contributed most significantly to the Fund's return included PowerShares Fundamental Pure Large Core Portfolio, a domestic ETF (portfolio average weight of 15.25%) and iShares Core S&P Small-Cap ETF, a domestic ETF (portfolio average weight of 7.84%). Positions that detracted most significantly from the Fund's return included Vanguard MSCI European ETF, an international ETF (portfolio average weight of 0.75%) and PowerShares FTSE RAFI Emerging Markets Portfolio, an emerging markets ETF (portfolio average weight of 6.83%).

Asset Class Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Domestic Equity Funds	50.0
International Equity Funds	34.2
Fixed Income Funds	15.8
Money Market Fund	3.8
Liabilities in excess of other assets	(3.8)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
PowerShares Fundamental Pure Large Core Portfolio	23.9
iShares Core S&P Small-Cap ETF	11.0
PowerShares FTSE RAFI Emerging Markets Portfolio	6.3
PowerShares DWA Technical LeadersTM Portfolio	6.1
PowerShares Fundamental High Yield® Corporate Bond Portfolio	4.9
PowerShares International Dividend AchieversTM Portfolio	3.5
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	3.2
iShares MSCI United Kingdom Index Fund	2.9
PowerShares Active U.S. Real Estate Fund	2.6
Vanguard Short-Term Corporate Bond ETF	2.4
Total	66.8

6

Manager's Analysis (Continued)

PowerShares RiverFront Tactical Balanced Growth Portfolio (ticker: PAO)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2012
		Avg. Ann.†††	Fund Inception†
	1 Year	3 Years	Avg. Ann.†††	Cumulative
Index
Riverfront Global Tactical Balanced Growth IndexTM††	6.63%	N/A	N/A	N/A
Blended-Riverfront Global Tactical Balanced Growth IndexTM††	6.63%	6.45%	(1.89)%	(8.13)%
S&P 500® Index	15.21%	13.21%	2.44%	11.22%
Fund
NAV Return	7.02%	6.25%	(2.32)%	(9.92)%
Share Price Return	5.03%	5.27%	(3.00)%	(12.68)%

Fund Inception: May 20, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.85% includes the unitary management fee of 0.25% and acquired fund fees and expenses of 0.60%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P 500® Index (the "Benchmark Index") is an unmanaged index used as a measurement of change in stock market conditions based on the average performance of approximately 500 securities.

†  Fund and Blended Index returns are based on the inception date of the Fund. Returns for the Index are as of closest month end following date of change. Returns for the Benchmark Index are based on the closest month-end on the Fund's inception date.

††  "3 Years" and "Fund Inception" performance for the Index is not available because the Index did not commence calculation until June 25, 2010. Prior to June 30, 2010, the Fund sought to replicate the performance of an index called the "New Frontier Global Dynamic Balanced Growth Index." The Blended-Riverfront Global Tactical Balanced Growth IndexTM is comprised of the performance of the original underlying index from Fund inception through the conversion date, June 30, 2010 followed by the performance of the Index starting at the conversion date and through October 31, 2012.

†††  Average annualized.

7

Manager's Analysis

PowerShares RiverFront Tactical Growth & Income Portfolio (ticker: PCA)

As an index fund, the PowerShares RiverFront Tactical Growth & Income Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Riverfront Global Tactical Balanced Growth & Income IndexTM (the "Index"). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index. The Fund is a "fund of funds," as it primarily invests its assets in the securities of funds included in the Index, but also may invest in exchange-traded notes ("ETNs") and equity and fixed-income securities that likewise are included in the Index.

RiverFront Investment Group® compiles and calculates the Index using a proprietary methodology to select Underlying ETFs, ETNs and equity and fixed-income securities covering a combination of asset classes designed to maximize long-term returns.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 7.73%, and on a net asset value ("NAV") basis, the Fund returned 7.47%. During the same reporting period, the Index returned 7.00%, while the S&P 500® Index returned 15.21%.

Positions that contributed most significantly to the Fund's return included PowerShares Dividend AchieversTM Portfolio, a dividend ETF (portfolio average weight of 12.81%) and PowerShares Fundamental High Yield® Corporate Bond Portfolio, a fixed-income ETF (portfolio average weight of 10.75%). Positions that detracted most significantly from the Fund's return included PowerShares FTSE RAFI Emerging Markets Portfolio, an emerging markets ETF (no longer held at October 31, 2012) and PowerShares International Dividend AchieversTM Portfolio, an international dividend ETF (portfolio average weight of 1.45%).

Asset Class Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Fixed Income Funds	44.2
Domestic Equity Funds	36.1
International Equity Funds	19.7
Money Market Fund	11.3
Liabilities in excess of other assets	(11.3)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Vanguard Short-Term Corporate Bond ETF	9.9
PowerShares Dividend AchieversTM Portfolio	9.9
Vanguard MSCI Emerging Markets ETF	8.0
iShares Barclays 1-3 Year Credit Bond Fund	8.0
SPDR Barclays High Yield Bond ETF	6.8
iShares iBoxx $ High Yield Corporate Bond Fund	6.7
PowerShares Fundamental High Yield® Corporate Bond Portfolio	6.7
Vanguard MSCI European ETF	6.0
PowerShares DWA Technical LeadersTM Portfolio	3.9
PowerShares High Yield Equity Dividend AchieversTM Portfolio	3.6
Total	69.5

8

Manager's Analysis (Continued)

PowerShares RiverFront Tactical Growth & Income Portfolio (ticker: PCA)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2012
		Avg. Ann.†††	Fund Inception†
	1 Year	3 Years	Avg. Ann.†††	Cumulative
Index
Riverfront Global Tactical Balanced Growth & Income IndexTM††	7.00%	N/A	N/A	N/A
Blended-Riverfront Global Tactical Balanced Growth & Income IndexTM††	7.00%	7.16%	(0.15)%	(0.67)%
S&P 500® Index	15.21%	13.21%	2.44%	11.22%
Fund
NAV Return	7.47%	6.83%	(0.67)%	(2.94)%
Share Price Return	7.73%	6.87%	(1.03)%	(4.51)%

Fund Inception: May 20, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.71% includes the unitary management fee of 0.25% and acquired fund fees and expenses of 0.46%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P 500® Index (the "Benchmark Index") is an unmanaged index used as a measurement of change in stock market conditions based on the average performance of approximately 500 securities.

†  Fund and Blended Index returns are based on the inception date of the Fund. Returns for the Index are as of closest month end following date of change. Returns for the Benchmark Index are based on the closest month-end on the Fund's inception date.

††  "3 Years" and "Fund Inception" performance for the Index is not available because the Index did not commence calculation until June 25, 2010. Prior to June 30, 2010, the Fund sought to replicate the performance of an index called the "New Frontier Global Dynamic Balanced Index." The Blended-Riverfront Global Tactical Balanced Growth & Income IndexTM is comprised of the performance of the original underlying index from Fund inception through the conversion date, June 30, 2010 followed by the performance of the Index starting at the conversion date and through October 31, 2012.

†††  Average annualized.

9

Frequency Distribution of Discounts & Premiums

Since Inception through October 31, 2012

				Closing Price Above NAV (bps)
Ticker	Fund Name	Inception	Trading Days	0-24	25-49	50-99	100-149	150-199	200+
PTO	PowerShares Ibbotson Alternative Completion Portfolio	5/20/08	1,122	279	115	89	41	17	43
PAO	PowerShares RiverFront Tactical Balanced Growth Portfolio	5/20/08	1,122	364	66	52	28	13	37
PCA	PowerShares RiverFront Tactical Growth & Income Portfolio	5/20/08	1,122	237	55	69	47	32	150

10

	Closing Price Below NAV (bps)
Ticker	0-24	-25-49	-50-99	-100-149	-150-199	-200+
PTO	326	107	71	16	7	11
PAO	411	77	37	19	4	14
PCA	337	82	54	32	11	16

11

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2012.

In addition to the fees and expenses which each Fund bears directly, each Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and each Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund's total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (1)
PowerShares Ibbotson Alternative Completion Portfolio (PTO) Actual	$1,000.00	$1,015.39	0.25%	$1.27
Hypothetical (5% return before expenses)	$1,000.00	$1,023.88	0.25%	$1.27
PowerShares RiverFront Tactical Balanced Growth Portfolio (PAO) Actual	$1,000.00	$1,008.77	0.25%	$1.26
Hypothetical (5% return before expenses)	$1,000.00	$1,023.88	0.25%	$1.27
PowerShares RiverFront Tactical Growth & Income Portfolio (PCA) Actual	$1,000.00	$1,021.05	0.25%	$1.27
Hypothetical (5% return before expenses)	$1,000.00	$1,023.88	0.25%	$1.27

(1)  Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2012. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value for the period, then multiplying the result by 184/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

12

Schedule of Investments

PowerShares Ibbotson Alternative Completion Portfolio (PTO)

October 31, 2012

Number of Shares		Value
	Exchange-Traded Funds—100.0%
	Commodity Funds—21.3%
17,765	PowerShares DB Agriculture Fund(a)(b)(c)	$513,942
17,609	PowerShares DB Base Metals Fund(a)(b)	315,025
25,018	PowerShares DB Energy Fund(a)(b)(c)	684,493
5,725	PowerShares DB Precious Metals Fund(a)(b)	339,149
		1,852,609
	Currency Funds—8.1%
27,717	PowerShares DB G10 Currency Harvest Fund(a)(b)	704,843
	Domestic Equity Funds—4.0%
16,781	PowerShares S&P 500 BuyWrite Portfolio(d)	346,696
	Fixed Income Funds—33.6%
2,874	iShares Barclays TIPS Bond Fund	352,238
5,711	PIMCO Broad U.S. TIPS Index Fund	351,798
34,319	PowerShares Emerging Markets Sovereign Debt Portfolio(d)	1,067,664
53,294	PowerShares Preferred Portfolio(c)(d)	790,883
5,755	SPDR Barclays TIPS ETF	351,976
		2,914,559
	International Equity Funds—33.0%
20,063	PowerShares Emerging Markets Infrastructure Portfolio(d)	798,507
23,746	PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio(d)	529,536
8,716	PowerShares Global Agriculture Portfolio(d)	258,255
6,385	PowerShares Global Gold and Precious Metals Portfolio(d)	263,701
96,421	PowerShares MENA Frontier Countries Portfolio(d)	1,019,170
		2,869,169
	Total Exchange-Traded Funds (Cost $8,181,609)	8,687,876
	Money Market Fund—0.0%
4,256	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $4,256)	4,256
	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $8,185,865)—100.0%	8,692,132
Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan
	Money Market Fund—8.6%
749,920	Invesco Liquid Assets Portfolio—Institutional Class (Cost $749,920)(e)(f)	$749,920
	Total Investments (Cost $8,935,785)—108.6%	9,442,052
	Liabilities in excess of other assets—(8.6)%	(751,174)
	Net Assets—100.0%	$8,690,878

Investment Abbreviations:

ETF—Exchange-Traded Fund

TIPS—Treasury Inflation Protected Securities

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Not considered to be affiliated.

(c)  All or a portion of this security was out on loan at October 31, 2012.

(d)  The Fund and the PowerShares exchange-traded funds have the same investment adviser and therefore, are considered to be affiliated. See Note 4.

(e)  The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 2H.

(f)  The security and the Fund are advised by wholly owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See Notes to Financial Statements.

13

Schedule of Investments

PowerShares RiverFront Tactical Balanced Growth Portfolio (PAO)

October 31, 2012

Number of Shares		Value
	Exchange-Traded Funds—100.0%
	Domestic Equity Funds—50.0%
24,326	iShares Core S&P Small-Cap ETF	$1,832,234
3,081	iShares Dow Jones U.S. Financial Services Index Fund(a)	174,970
4,217	iShares Dow Jones U.S. Healthcare Sector Index Fund	351,993
4,496	iShares Dow Jones U.S. Technology Sector Index Fund	316,024
20,434	PowerShares Dividend AchieversTM Portfolio(b)	332,461
37,137	PowerShares DWA Technical LeadersTM Portfolio(b)	1,017,925
147,498	PowerShares Fundamental Pure Large Core Portfolio(a)(b)	3,982,431
16,557	PowerShares S&P 500® High Beta Portfolio(b)	338,094
		8,346,132
	Fixed Income Funds—15.8%
1,783	iShares iBoxx $ High Yield Corporate Bond Fund	165,159
12,001	PowerShares Active Low Duration Fund(b)	304,705
5,834	PowerShares Emerging Markets Sovereign Debt Portfolio(b)	181,496
42,327	PowerShares Fundamental High Yield® Corporate Bond Portfolio(b)	811,409
8,109	SPDR Barclays 1-3 Month T-Bill ETF(c)	371,554
9,735	SPDR Barclays High Yield Bond ETF(a)	392,613
5,027	Vanguard Short-Term Corporate Bond ETF	405,679
		2,632,615
	International Equity Funds—34.2%
10,217	Global X FTSE Asean 40 ETF(a)	171,543
4,703	iShares MSCI All Country Asia ex-Japan Index Fund	264,779
4,055	iShares MSCI Emerging Markets Index Fund	166,701
8,109	iShares MSCI EMU Index Fund	249,919
13,944	iShares MSCI Germany Index Fund	319,875
4,703	iShares MSCI Pacific ex-Japan Index Fund	214,927
27,407	iShares MSCI United Kingdom Index Fund	479,075
7,946	PowerShares Active U.S. Real Estate Fund(b)	442,513
8,271	PowerShares DWA Emerging Markets Technical Leaders Portfolio(a)(b)	144,660
15,568	PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio(b)	533,515
49,949	PowerShares FTSE RAFI Emerging Markets Portfolio(b)	1,052,925
37,786	PowerShares International Dividend AchieversTM Portfolio(b)	577,748
4,541	Vanguard MSCI EAFE ETF	150,898
8,107	Vanguard MSCI Emerging Markets ETF	336,360
5,027	Vanguard MSCI European ETF	231,544
Number of Shares		Value
	Exchange-Traded Funds (Continued)
8,080	WisdomTree Emerging Markets SmallCap Dividend Fund	$367,721
		5,704,703
	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $16,032,913)—100.0%	16,683,450
	Investments Purchased with Cash Collateral from Securities on Loan
	Money Market Fund—3.8%
632,228	Invesco Liquid Assets Portfolio—Institutional Class (Cost $632,228)(d)(e)	632,228
	Total Investments (Cost $16,665,141)—103.8%	17,315,678
	Liabilities in excess of other assets—(3.8)%	(639,588)
	Net Assets—100.0%	$16,676,090

Investment Abbreviations:

ETF—Exchange-Traded Fund

Notes to Schedule of Investments:

(a)  All or a portion of this security was out on loan at October 31, 2012.

(b)  The Fund and the PowerShares exchange-traded funds have the same investment adviser and therefore, are considered to be affiliated. See Note 4.

(c)  Non-income producing security.

(d)  The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 2H.

(e)  The security and the Fund are advised by wholly owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See Notes to Financial Statements.

14

Schedule of Investments

PowerShares RiverFront Tactical Growth & Income Portfolio (PCA)

October 31, 2012

Number of Shares		Value
	Exchange-Traded Funds—100.0%
	Domestic Equity Funds—36.1%
12,866	Credit Suisse Cushing 30 MLP Index ETN(a)	$323,323
2,077	iShares Core S&P Small-Cap ETF	156,440
8,487	iShares Dow Jones U.S. Financial Services Index Fund(a)	481,977
5,999	iShares Dow Jones U.S. Healthcare Sector Index Fund	500,736
8,033	iShares Dow Jones U.S. Technology Sector Index Fund	564,640
95,695	PowerShares Dividend AchieversTM Portfolio(a)(b)	1,556,958
22,241	PowerShares DWA Technical LeadersTM Portfolio(b)	609,626
8,340	PowerShares Dynamic Consumer Discretionary Sector Portfolio(b)	245,029
58,822	PowerShares High Yield Equity Dividend AchieversTM Portfolio(b)	565,280
23,288	PowerShares S&P 500® High Beta Portfolio(b)	475,541
7,463	PowerShares S&P 500® Low Volatility Portfolio(b)	209,785
		5,689,335
	Fixed Income Funds—44.2%
11,901	iShares Barclays 1-3 Year Credit Bond Fund	1,259,126
2,788	iShares Barclays MBS Bond Fund	303,279
11,410	iShares iBoxx $ High Yield Corporate Bond Fund	1,056,908
3,950	iShares JPMorgan USD Emerging Markets Bond Fund	480,360
5,557	PowerShares Emerging Markets Sovereign Debt Portfolio(b)	172,878
54,731	PowerShares Fundamental High Yield® Corporate Bond Portfolio(b)	1,049,193
26,644	SPDR Barclays High Yield Bond ETF(a)	1,074,553
19,396	Vanguard Short-Term Corporate Bond ETF	1,565,257
		6,961,554
	International Equity Funds—19.7%
2,195	iShares MSCI All Country Asia ex-Japan Index Fund	123,579
3,512	iShares MSCI Pacific ex-Japan Index Fund	160,498
6,731	PowerShares Active U.S. Real Estate Fund(b)	374,849
15,218	PowerShares International Dividend AchieversTM Portfolio(b)	232,683
30,428	Vanguard MSCI Emerging Markets ETF	1,262,458
20,541	Vanguard MSCI European ETF	946,119
		3,100,186
	Total Exchange-Traded Funds (Cost $15,107,588)	15,751,075
Number of Shares		Value
	Money Market Fund—0.0%
442 Goldman Sachs Financial Square Prime Obligations—Institutional Share Class	(Cost $442)	$442
	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $15,108,030)—100.0%	15,751,517
	Investments Purchased with Cash Collateral from Securities on Loan
	Money Market Fund—11.3%
1,779,337	Invesco Liquid Assets Portfolio—Institutional Class (Cost $1,779,337)(c)(d)	1,779,337
	Total Investments (Cost $16,887,367)—111.3%	17,530,854
	Liabilities in excess of other assets—(11.3)%	(1,781,995)
	Net Assets—100.0%	$15,748,859

Investment Abbreviations:

ETF—Exchange-Traded Fund

ETN—Exchange-Traded Note

Notes to Schedule of Investments:

(a)  All or a portion of this security was out on loan at October 31, 2012.

(b)  The Fund and the PowerShares exchange-traded funds have the same investment adviser and therefore, are considered to be affiliated. See Note 4.

(c)  The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 2H.

(d)  The security and the Fund are advised by wholly owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See Notes to Financial Statements.

15

Statements of Assets and Liabilities

October 31, 2012

	PowerShares Ibbotson Alternative Completion Portfolio (PTO)	PowerShares RiverFront Tactical Balanced Growth Portfolio (PAO)	PowerShares RiverFront Tactical Growth & Income Portfolio (PCA)
ASSETS:
Unaffiliated investments, at value(a)	$3,617,720	$6,963,568	$10,259,695
Affiliated investments, at value	5,824,332	10,352,110	7,271,159
Total investments, at value	$9,442,052	$17,315,678	$17,530,854
Receivables:
Dividends and interest	206	—	4
Securities lending income	499	412	698
Total Assets	9,442,757	17,316,090	17,531,556
LIABILITIES:
Due to custodian	—	4,204	—
Due to foreign custodian	70	—	—
Payables:
Collateral upon return of securities loaned	749,920	632,228	1,779,337
Accrued unitary management fees	1,889	3,568	3,360
Total Liabilities	751,879	640,000	1,782,697
NET ASSETS	$8,690,878	$16,676,090	$15,748,859
NET ASSETS CONSIST OF:
Shares of beneficial interest	$12,179,968	$19,913,401	$17,725,499
Undistributed net investment income	36,981	87,194	150,510
Undistributed net realized gain (loss)	(4,032,338)	(3,975,042)	(2,770,637)
Net unrealized appreciation	506,267	650,537	643,487
Net Assets	$8,690,878	$16,676,090	$15,748,859
Shares outstanding (unlimited amount authorized, $0.01 par value)	750,000	1,350,000	1,200,000
Net asset value	$11.59	$12.35	$13.12
Share price	$11.54	$12.10	$13.14
Unaffiliated investments, at cost	$3,298,885	$6,626,778	$9,984,146
Affiliated investments, at cost	5,636,900	10,038,363	6,903,221
Total investments, at cost	$8,935,785	$16,665,141	$16,887,367
Foreign currencies, at cost	$(67)	$—	$—
(a) Includes securities on loan with an aggregate value of:	$734,699	$620,014	$1,745,655

See Notes to Financial Statements.

16

Statements of Operations

Year Ended October 31, 2012

	PowerShares Ibbotson Alternative Completion Portfolio (PTO)	PowerShares RiverFront Tactical Balanced Growth Portfolio (PAO)	PowerShares RiverFront Tactical Growth & Income Portfolio (PCA)
INVESTMENT INCOME:
Unaffiliated dividend income	$20,823	$190,813	$319,550
Affiliated dividend income	226,459	240,623	230,051
Securities lending income	2,713	3,545	6,469
Total Income	249,995	434,981	556,070
EXPENSES:
Unitary management fees	22,132	49,017	43,722
Net Investment Income	227,863	385,964	512,348
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investment securities	(37,100)	(497,973)	(267,241)
Distributions from underlying ETF shares	1,887	4,942	8,805
In-kind redemptions	235,220	942,692	1,118,752
Net realized gain	200,007	449,661	860,316
Net change in unrealized appreciation (depreciation) on investment securities	(66,298)	546,241	(60,490)
Net realized and unrealized gain	133,709	995,902	799,826
Net increase in net assets resulting from operations	$361,572	$1,381,866	$1,312,174
See Notes to Financial Statements.

17

Statements of Changes in Net Assets

	PowerShares Ibbotson Alternative Completion Portfolio (PTO)		PowerShares RiverFront Tactical Balanced Growth Portfolio (PAO)
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
OPERATIONS:
Net investment income	$227,863	$237,672	$385,964	$414,354
Net realized gain (loss)	200,007	356,746	449,661	(526,170)
Net change in unrealized appreciation (depreciation)	(66,298)	(524,035)	546,241	(1,035,596)
Net increase (decrease) in net assets resulting from operations	361,572	70,383	1,381,866	(1,147,412)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(204,725)	(253,041)	(414,140)	(351,545)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	2,796,766	1,786,873	4,795,489	16,675,702
Value of shares repurchased	(2,806,628)	(4,091,455)	(12,667,625)	(6,762,580)
Net increase (decrease) in net assets resulting from shares transactions	(9,862)	(2,304,582)	(7,872,136)	9,913,122
Increase (Decrease) in Net Assets	146,985	(2,487,240)	(6,904,410)	8,414,165
NET ASSETS:
Beginning of year	8,543,893	11,031,133	23,580,500	15,166,335
End of year	$8,690,878	$8,543,893	$16,676,090	$23,580,500
Undistributed net investment income at end of year	$36,981	$31,512	$87,194	$115,250
CHANGES IN SHARES OUTSTANDING:
Shares sold	250,000	150,000	400,000	1,300,000
Shares repurchased	(250,000)	(350,000)	(1,050,000)	(550,000)
Shares outstanding, beginning of year	750,000	950,000	2,000,000	1,250,000
Shares outstanding, end of year	750,000	750,000	1,350,000	2,000,000

See Notes to Financial Statements.

18

	PowerShares RiverFront Tactical Growth & Income Portfolio (PCA)
	Year Ended October 31, 2012	Year Ended October 31, 2011
OPERATIONS:
Net investment income	$512,348	$438,657
Net realized gain (loss)	860,316	(51,121)
Net change in unrealized appreciation (depreciation)	(60,490)	(365,986)
Net increase (decrease) in net assets resulting from operations	1,312,174	21,550
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(444,480)	(444,383)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	13,019,570	11,026,040
Value of shares repurchased	(18,172,424)	(5,693,256)
Net increase (decrease) in net assets resulting from shares transactions	(5,152,854)	5,332,784
Increase (Decrease) in Net Assets	(4,285,160)	4,909,951
NET ASSETS:
Beginning of year	20,034,019	15,124,068
End of year	$15,748,859	$20,034,019
Undistributed net investment income at end of year	$150,510	$84,072
CHANGES IN SHARES OUTSTANDING:
Shares sold	1,050,000	850,000
Shares repurchased	(1,450,000)	(450,000)
Shares outstanding, beginning of year	1,600,000	1,200,000
Shares outstanding, end of year	1,200,000	1,600,000

19

Financial Highlights

PowerShares Ibbotson Alternative Completion Portfolio (PTO)

	Year Ended October 31,				For the Period May 16, 2008 (a) Through
	2012	2011	2010	2009	October 31, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$11.39	$11.61	$10.40	$9.04	$15.12
Net investment income(b)	0.29	0.30	0.22	0.19	0.12
Net realized and unrealized gain (loss) on investments	0.17	(0.20)	1.24	1.34	(6.14)
Total from investment operations	0.46	0.10	1.46	1.53	(6.02)
Distributions to shareholders from:
Net investment income	(0.26)	(0.32)	(0.25)	(0.17)	(0.06)
Net asset value at end of period	$11.59	$11.39	$11.61	$10.40	$9.04
Share price at end of period(c)	$11.54	$11.37	$11.55	$10.51	$8.90
NET ASSET VALUE, TOTAL RETURN(d)	4.16%	0.88%	14.18%	17.36%	(39.92	)%(e)
SHARE PRICE TOTAL RETURN(d)	3.89%	1.22%	12.42%	20.46%	(40.86	)%(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$8,691	$8,544	$11,031	$9,881	$9,043
Ratio to average net assets of:
Expenses(f)	0.25%	0.25%	0.25%	0.26%	0.25	%(g)
Net investment income	2.57%	2.59%	2.02%	2.14%	2.36	%(g)
Portfolio turnover rate(h)	11%	5%	122%	48%	89%

PowerShares RiverFront Tactical Balanced Growth Portfolio (PAO)

	Year Ended October 31,				For the Period May 16, 2008 (a) Through
	2012	2011	2010	2009	October 31, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$11.79	$12.13	$10.93	$9.58	$15.10
Net investment income(b)	0.24	0.23	0.22	0.25	0.19
Net realized and unrealized gain (loss) on investments	0.57	(0.36)	1.22	1.33	(5.60)
Total from investment operations	0.81	(0.13)	1.44	1.58	(5.41)
Distributions to shareholders from:
Net investment income	(0.25)	(0.21)	(0.24)	(0.23)	(0.11)
Net asset value at end of period	$12.35	$11.79	$12.13	$10.93	$9.58
Share price at end of period(c)	$12.10	$11.77	$12.14	$11.01	$9.34
NET ASSET VALUE, TOTAL RETURN(d)	7.02%	(1.11)%	13.33%	16.88%	(36.04	)%(i)
SHARE PRICE TOTAL RETURN(d)	5.03%	(1.36)%	12.60%	20.75%	(37.64	)%(i)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$16,676	$23,581	$15,166	$9,837	$7,666
Ratio to average net assets of:
Expenses(f)	0.25%	0.25%	0.25%	0.26%	0.25	%(g)
Net investment income	1.97%	1.79%	1.99%	2.63%	3.58	%(g)
Portfolio turnover rate(h)	113%	195%	204%	57%	78%

(a)  Commencement of Investment Operations.

(b)  Based on average shares outstanding.

(c)  The mean between the last bid and ask prices.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)  The net asset value total return from Fund Inception (May 20, 2008, the first day trading on the exchange) to October 31, 2008 was (39.44)%. The share price total return from Fund Inception to October 31, 2008 was (41.13)%.

(f)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying ETFs in which the Fund invests. Estimated underlying ETFs' expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying ETFs and are deducted from the value of the funds that the Fund invests in. The effect of the estimated underlying ETFs' expenses that the Fund bears indirectly is included in the Fund's total return.

(g)  Annualized.

(h)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

(i)  The net asset value total return from Fund Inception (May 20, 2008, first day trading on the exchange) to October 31, 2008 was (35.74)%. The share price total return from Fund Inception to October 31, 2008 was (38.01)%.

See Notes to Financial Statements.

20

Financial Highlights (Continued)

PowerShares RiverFront Tactical Growth & Income Portfolio (PCA)

	Year Ended October 31,				For the Period May 16, 2008 (a) Through
	2012	2011	2010	2009	October 31, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$12.52	$12.60	$11.55	$10.20	$15.08
Net investment income(b)	0.37	0.28	0.29	0.29	0.20
Net realized and unrealized gain (loss) on investments	0.55	(0.07)	1.02	1.34	(4.96)
Total from investment operations	0.92	0.21	1.31	1.63	(4.76)
Distributions to shareholders from:
Net investment income	(0.32)	(0.29)	(0.26)	(0.28)	(0.12)
Net asset value at end of period	$13.12	$12.52	$12.60	$11.55	$10.20
Share price at end of period(c)	$13.14	$12.51	$12.61	$11.54	$10.46
NET ASSET VALUE, TOTAL RETURN(d)	7.47%	1.70%	11.53%	16.33%	(31.74	)%(e)
SHARE PRICE TOTAL RETURN(d)	7.73%	1.46%	11.68%	13.30%	(30.02	)%(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$15,749	$20,034	$15,124	$11,545	$7,142
Ratio to average net assets of:
Expenses(f)	0.25%	0.25%	0.25%	0.26%	0.25	%(g)
Net investment income	2.93%	2.15%	2.42%	2.80%	3.64	%(g)
Portfolio turnover rate(h)	119%	181%	162%	67%	67%

(a)  Commencement of Investment Operations.

(b)  Based on average shares outstanding.

(c)  The mean between the last bid and ask prices.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)  The net asset value total return from Fund Inception (May 20, 2008, the first day trading on the exchange) to October 31, 2008 was (31.56)%. The share price total return from Fund Inception to October 31, 2008 was (30.94)%.

(f)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying ETFs in which the Fund invests. Estimated underlying ETFs' expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying ETFs and are deducted from the value of the funds that the Fund invests in. The effect of the estimated underlying ETFs' expenses that the Fund bears indirectly is included in your Fund's total return.

(g)  Annualized.

(h)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

21

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the "Trust") was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As of October 31, 2012, the Trust offered sixty portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares Ibbotson Alternative Completion Portfolio (PTO)	"Ibbotson Alternative Completion Portfolio"
PowerShares RiverFront Tactical Balanced Growth Portfolio (PAO)	"RiverFront Tactical Balanced Growth Portfolio"
PowerShares RiverFront Tactical Growth & Income Portfolio (PCA)	"RiverFront Tactical Growth & Income Portfolio"

Each portfolio (each, a "Fund" and collectively, the "Funds") represents a separate series of the Trust. The shares of the Funds are referred to herein as "Shares" or "Fund's Shares." Each Fund's Shares are listed and traded on NYSE Arca, Inc.

The market prices of each Fund's Shares may differ to some degree from the Fund's net asset value ("NAV"). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a "Creation Unit." Creation Units are issued and redeemed generally in-kind for securities included in each Fund's relevant index. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an "Underlying Index"):

Fund	Index
Ibbotson Alternative Completion Portfolio	Ibbotson Alternative Completion IndexTM
RiverFront Tactical Balanced Growth Portfolio	RiverFront Global Tactical Balanced Growth IndexTM
RiverFront Tactical Growth & Income Portfolio	RiverFront Global Tactical Balanced Growth & Income IndexTM

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

22

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. Listed options, if no closing price is available, are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices.

Investments in open-end registered investment companies not traded on an exchange are valued at the end-of-day NAV per share.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities' (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange ("NYSE"), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

23

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, Underlying ETFs do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, an Underlying ETF would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund's performance.

Non-Correlation Risk. Each Fund's return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund's portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Fund of Funds Risk. Each Fund pursues its investment objective by primarily investing its assets in underlying exchange-traded funds ("ETFs"). A Fund's investment performance, because it is a fund of funds, largely depends on the investment performance of the underlying ETFs in which it invests. An investment in a Fund is subject to the risks associated with the underlying ETFs that comprise its Underlying Index. Each Fund will indirectly pay a proportional share of the fees and expenses of the underlying ETFs in which it invests (including operating expenses and management fees). There is a risk that the evaluations and assumptions of each Fund's Index Provider regarding the asset classes represented in the Underlying Index may be incorrect based on actual market conditions. In addition, at times certain segments of the market represented by constituent underlying ETFs in the Underlying Index may be out of favor and underperform other segments.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to

24

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Equity Risk. Equity risk is the risk that the value of the securities an Underlying ETF holds will fall due to general market and economic conditions, perceptions regarding the industries in which the Underlying ETF invests or factors relating to the securities of specific companies that an Underlying ETF holds. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities an Underlying ETF holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities an Underlying ETF holds. In addition, securities of an issuer in an Underlying ETF's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), applicable to regulated investment companies and to distribute substantially all of the Fund's taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These timing differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date net of foreign taxes withheld, if any. Interest income is recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-dividend date. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

25

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

E. Expenses

Each Fund has agreed to pay an annual unitary management fee to Invesco PowerShares Capital Management LLC (the "Adviser"). The Adviser has agreed to pay substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, and other extraordinary expenses (including acquired fund fees and expenses).

Expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying ETFs in which it invests. The effects of such underlying ETFs' expenses are included in the realized and unrealized gain or loss on the investments in the underlying ETFs.

F. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Each Fund distributes net realized taxable capital gains, if any, generally annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund's financial statements as a tax return of capital at fiscal period-end.

G. Change in Accounting Policy – Equalization

The Funds previously followed the accounting practice known as equalization. Equalization accounting is utilized for book purposes to keep the continuing shareholders' per share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital shares. During the year ended October 31, 2012, all Funds discontinued the practice of equalization accounting for book purposes. The prior period financial statements have been restated to reflect the accounting change.

The change in policy has been accounted for in accordance with ASC 250 "Accounting Changes and Error Corrections." The change was implemented for consistent application of book and tax treatment related to the Funds' distributions. The result of the policy change did not have an impact on the Funds' net assets, net increase/decrease in net assets resulting from operations or per share net asset value. Additionally, the change does not have an impact on the amount or tax character of a Funds' distributions to shareholders or net asset value total return.

For financial reporting purposes, the amounts were reported in the Statements of Changes in Net Assets as "Undistributed net investment income (loss) included in the price of units issued and redeemed" as a component of the "Net Increase (Decrease) in net assets resulting from operations" with an offsetting amount included in "Net income (loss) equalization" included in the subtotal "Net Increase (Decrease) in net assets resulting from share transactions." The amount of equalization charges or credits previously reported and the amount in the current period had the change not been made were as follows:

	Statements of Changes in Net Assets Net income (loss) equalization*
	For the year ended October 31, 2012	For the year ended October 31, 2011
Ibbotson Alternative Completion Portfolio	$3,336	$19,290
RiverFront Tactical Balanced Growth Portfolio	76,758	(64,018)
RiverFront Tactical Growth & Income Portfolio	53,566	(46,946)

* An equal offsetting amount was made to the operations section of the Statements of Changes in Net Assets.

26

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

The per share impact of the net equalization charges and credits disclosed in previous financial statements and the amount in the current period had the change not been made were as follows:

	Financial Highlights
	Year ended October 31,				For the Period May 16, 2008 through
	2012	2011	2010	2009	October 31, 2008
Ibbotson Alternative Completion Portfolio	$(0.00)	$(0.02)	$(0.00)	$(0.01)	$0.09
RiverFront Tactical Balanced Growth Portfolio	(0.05)	0.04	0.04	0.01	0.06
RiverFront Tactical Growth & Income Portfolio	(0.04)	0.03	0.03	0.03	0.07

H. Securities Lending

Each Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by cash collateral equal to no less than 102% of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedule of Investments. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to a Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. A Fund could experience delays and costs in gaining access to the collateral. A Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan is shown on the Statements of Assets and Liabilities, if any.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services. As compensation for its services, each Fund has agreed to pay the Adviser an annual unitary management fee of 0.25% of each Fund's average daily net assets. The Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, and other extraordinary expenses (including acquired fund fees and expenses).

Each Fund indirectly bears the fees and expenses of the underlying ETFs in which it invests. The Adviser serves as the investment adviser to some of the underlying ETFs. By virtue of the Fund's investments in affiliated underlying ETFs, the management fee received by the Adviser for managing the underlying ETFs will increase.

27

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the "Distributor"), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Distributor has entered into a Marketing Agreement with DB Commodity Services LLC and Deutsche Bank AG, London Branch (collectively, "Deutsche Bank") to assist in marketing activities with respect to the PowerShares DB ETFs in which each Fund may invest. The Distributor receives a fee from Deutsche Bank for these services. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for the Ibbotson Alternative Completion Portfolio with Ibbotson Associates, and for the RiverFront Tactical Balanced Growth Portfolio and RiverFront Tactical Growth & Income Portfolio with RiverFront Investment Group® (each a "Licensor"). Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use with the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust's sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor and the Licensor makes no representation regarding the advisability of investing in any of these Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Affiliated Securities

The Funds and other certain underlying ETFs have the same investment adviser and therefore are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated ETFs for the fiscal year ended October 31, 2012.

Ibbotson Alternative Completion Portfolio

	Value October 31, 2011	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2012	Dividend Income
PowerShares Emerging Markets Infrastructure Portfolio	$836,282	$348,477	$(364,081)	$(35,791)	$13,620	$798,507	$16,918
PowerShares Emerging Markets Sovereign Debt Portfolio	1,019,518	406,279	(497,619)	107,156	32,330	1,067,664	50,790
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	513,666	222,266	(216,698)	7,283	3,019	529,536	11,635
PowerShares Global Agriculture Portfolio	263,376	99,875	(108,073)	(16,744)	19,821	258,255	3,660
PowerShares Global Gold and Precious Metals Portfolio	254,649	148,572	(122,832)	(18,290)	1,602	263,701	3,593
PowerShares MENA Frontier Countries Portfolio	1,017,800	447,926	(381,103)	(54,637)	(10,816)	1,019,170	49,841
PowerShares Preferred Portfolio	756,859	317,788	(330,396)	34,209	12,423	790,883	53,327
PowerShares S&P 500 BuyWrite Portfolio	351,651	139,921	(149,153)	1,263	3,014	346,696	36,695
Total Investments in Affiliates	$5,013,801	$2,131,104	$(2,169,955)	$24,449	$75,013	$5,074,412	$226,459

28

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

RiverFront Tactical Balanced Growth Portfolio

	Value October 31, 2011	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2012	Dividend Income
PowerShares Active Low Duration Fund	$—	$453,498	$(144,281)	$(1,939)	$(2,573)	$304,705	$2,924
PowerShares Active U.S. Real Estate Fund	—	1,560,803	(1,264,481)	58,496	87,695	442,513	13,166
PowerShares Dividend AchieversTM Portfolio	480,863	2,072,432	(2,240,040)	(59,442)	78,648	332,461	9,633
PowerShares DWA Developed Markets Technical Leaders Portfolio	555,899	—	(500,920)	29,415	(84,394)	—	—
PowerShares DWA Emerging Markets Technical Leaders Portfolio	212,324	18,873	(101,052)	15,839	(1,324)	144,660	2,121
PowerShares DWA Technical LeadersTM Portfolio	1,360,313	129,725	(636,078)	105,511	58,454	1,017,925	3,640
PowerShares Dynamic Consumer Discretionary Sector Portfolio	1,022,170	63,833	(1,169,203)	(76,432)	159,632	—	2,906
PowerShares Dynamic Energy Sector Portfolio	798,276	66,282	(887,264)	(20,320)	43,026	—	636
PowerShares Dynamic Financial Sector Portfolio	1,448,829	55,781	(1,539,243)	103,843	(69,210)	—	4,245
PowerShares Dynamic Food & Beverage Portfolio	543,782	—	(540,081)	(20,788)	17,087	—	—
PowerShares Dynamic Industrials Sector Portfolio	567,776	21,620	(601,103)	(65,436)	77,143	—	591
PowerShares Dynamic Utilities Portfolio	237,361	18,996	(264,237)	20,285	(12,405)	—	1,604
PowerShares Emerging Markets Sovereign Debt Portfolio	—	240,661	(86,486)	23,199	4,122	181,496	8,051
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	—	531,464	(44,571)	46,191	431	533,515	879
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	118,707	—	(107,596)	14,435	(25,546)	—	—
PowerShares FTSE RAFI Emerging Markets Portfolio	2,408,536	175,676	(1,409,856)	110,901	(232,332)	1,052,925	35,585
PowerShares Fundamental High Yield® Corporate Bond Portfolio	2,253,206	186,203	(1,682,218)	32,919	21,299	811,409	57,406
PowerShares Fundamental Pure Large Core Portfolio	1,149,047	4,506,081	(1,878,969)	64,613	141,659	3,982,431	68,063
PowerShares International Dividend AchieversTM Portfolio	1,264,955	125,835	(791,580)	(5,530)	(15,932)	577,748	23,630
PowerShares S&P 500® High Beta Portfolio	—	338,509	(3,275)	2,756	104	338,094	280
PowerShares S&P 500® Low Volatility Portfolio	480,618	1,066,681	(1,580,524)	4,018	29,207	—	5,263
Total Investments in Affiliates	$14,902,662	$11,632,953	$(17,473,058)	$382,534	$274,791	$9,719,882	$240,623

29

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

RiverFront Tactical Growth & Income Portfolio

	Value October 31, 2011	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2012	Dividend Income
PowerShares Active Low Duration Fund	$127,726	$316,218	$(435,396)	$(821)	$(7,727)	$—	$6,547
PowerShares Active U.S. Real Estate Fund	—	1,282,352	(1,033,598)	40,583	85,512	374,849	10,666
PowerShares Dividend AchieversTM Portfolio	2,170,102	3,944,292	(4,796,626)	(88,444)	327,634	1,556,958	45,472
PowerShares DWA Technical LeadersTM Portfolio	342,088	582,071	(373,808)	37,331	21,944	609,626	1,766
PowerShares Dynamic Consumer Discretionary Sector Portfolio	509,782	309,050	(620,647)	19,192	27,652	245,029	2,724
PowerShares Emerging Markets Sovereign Debt Portfolio	—	216,310	(67,553)	22,018	2,103	172,878	7,155
PowerShares FTSE RAFI Emerging Markets Portfolio	670,021	161,065	(741,100)	5,500	(95,486)	—	—
PowerShares Fundamental High Yield® Corporate Bond Portfolio	2,424,534	1,557,935	(3,027,068)	1,510	92,282	1,049,193	86,463
PowerShares High Yield Equity Dividend AchieversTM Portfolio	1,260,516	1,210,132	(1,987,936)	(63,113)	145,681	565,280	48,260
PowerShares International Dividend AchieversTM Portfolio	1,007,845	297,541	(976,082)	(25,602)	(71,019)	232,683	5,810
PowerShares S&P 500® High Beta Portfolio	—	474,872	(3,156)	3,725	100	475,541	391
PowerShares S&P 500® Low Volatility Portfolio	1,219,423	1,317,813	(2,382,841)	(26,234)	81,624	209,785	14,797
Total Investments in Affiliates	$9,732,037	$11,669,651	$(16,445,811)	$(74,355)	$610,300	$5,491,822	$230,051

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

30

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of October 31, 2012, the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2012 and 2011:

	2012		2011
	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
Ibbotson Alternative Completion Portfolio	$204,725	$—	$253,041	$—
RiverFront Tactical Balanced Growth Portfolio	414,140	—	351,545	—
RiverFront Tactical Growth & Income Portfolio	444,480	—	444,383	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
Ibbotson Alternative Completion Portfolio	$36,981	$447,641	$(3,973,712)	$12,179,968	$8,690,878
RiverFront Tactical Balanced Growth Portfolio	87,194	612,000	(3,936,505)	19,913,401	16,676,090
RiverFront Tactical Growth & Income Portfolio	150,510	623,369	(2,750,519)	17,725,499	15,748,859

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. The Regulated Investment Company Modernization Act of 2010 (the "Act") eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under Internal Revenue Code rules and related regulations based on the results of future transactions.

31

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

The following Funds have capital loss carryforward amounts as of October 31, 2012, which expire on October 31 of each year listed below:

					Post-effective no expiration
	2016	2017	2018	2019	Short-term	Long-term	Total*
Ibbotson Alternative Completion Portfolio**	$1,644,063	$1,239,640	$1,090,009	$—	$—	$—	$3,973,712
RiverFront Tactical Balanced Growth Portfolio	1,323,393	967,037	221,824	886,495	537,756	—	3,936,505
RiverFront Tactical Growth & Income Portfolio	895,279	793,493	298,305	526,213	146,124	91,105	2,750,519

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

** The Fund utilized $30,955 of capital loss carryforward during the fiscal year ended October 31, 2012.

Note 7. Investment Transactions

For the fiscal year ended October 31, 2012, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
Ibbotson Alternative Completion Portfolio	$997,386	$979,230
RiverFront Tactical Balanced Growth Portfolio	22,193,822	22,053,334
RiverFront Tactical Growth & Income Portfolio	21,612,201	21,902,308

For the fiscal year ended October 31, 2012, in-kind transactions associated with creations and redemptions were as follows:

	Securities Received	Securities Delivered
Ibbotson Alternative Completion Portfolio	$2,781,667	$2,789,395
RiverFront Tactical Balanced Growth Portfolio	5,065,503	13,099,822
RiverFront Tactical Growth & Income Portfolio	13,236,213	18,032,515

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At October 31, 2012, the aggregate cost and the net unrealized appreciation of investments for tax purposes were as follows:

	Cost	Net Unrealized Appreciation	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
Ibbotson Alternative Completion Portfolio	$8,994,411	$447,641	$596,713	$(149,072)
RiverFront Tactical Balanced Growth Portfolio	16,703,678	612,000	784,808	(172,808)
RiverFront Tactical Growth & Income Portfolio	16,907,485	623,369	661,255	(37,886)

32

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of investment activity, on October 31, 2012, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2012, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Ibbotson Alternative Completion Portfolio	$(17,669)	$(188,376)	$206,045
RiverFront Tactical Balanced Growth Portfolio	120	(830,557)	830,437
RiverFront Tactical Growth & Income Portfolio	(1,430)	(1,082,912)	1,084,342

Note 9. Trustees' Fees

The Funds compensate each Trustee who is not an "interested person" as defined in the 1940 Act (an "Independent Trustee"). The Adviser, as a result of the unitary management fee, pays for such compensation. Each Trustee who is an "interested person" (the "Non-Independent Trustee") of the Trust does not receive any Trustees' fees.

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a "Participating Trustee") may defer receipt of all or a portion of his compensation ("Deferral Fees"). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected.

Note 10. Capital

Shares are created and redeemed by the Trust only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. Cash may be substituted equivalent to the value of certain securities, generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. Transactions in a Fund's Shares are disclosed in detail on the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

33

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

Note 12. Subsequent Event

At a meeting held on December 18, 2012, the Board of Trustees of the Trust approved the liquidation of PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio and PowerShares RiverFront Tactical Growth & Income Portfolio, which is expected to commence on February 26, 2013. Investors, who have elected not to sell their shares before February 26, 2013, will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, on or about March 7, 2013.

34

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio and PowerShares RiverFront Tactical Growth & Income Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust II, hereafter referred to as the "Funds") at October 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 2G of the Notes to Financial Statements, the Funds changed their accounting policy to discontinue the use of equalization accounting for book purposes.

As disclosed in Note 12 of the Notes to Financial Statements, the Funds will liquidate after the close of business on February 26, 2013.

/s/ PricewaterhouseCoopers LLP
Chicago, IL
December 21, 2012

35

Tax Information

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2012:

Federal Income Tax Information

	Qualified Dividend Income*	Corporate Dividend-Received Deduction*
Ibbotson Alternative Completion Portfolio	39%	8%
RiverFront Tactical Balanced Growth Portfolio	65%	14%
RiverFront Tactical Growth & Income Portfolio	35%	14%

  *  The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

36

Trustees and Officers

The Independent Trustees, the Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by a Trustee are shown below.

The Trustees and officers information is current as of October 31, 2012.

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge (54) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	122	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's 60 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

37

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Todd J. Barre (54) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	122	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's 60 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

38

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole (52) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chief Financial Officer, Hope Network (social services) (2008-2012); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004).	122	None
Philip M. Nussbaum (50) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	122	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's 60 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

39

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Donald H. Wilson (52) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman of the Board and Trustee	Chairman Since 2012; Trustee Since 2007	Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	122	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's 60 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

40

Trustees and Officers (Continued)

The Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustees and the other directorships, if any, held by the Trustees are shown below.

Name, Address and Age of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustees	Other Directorships Held by Non-Independent Trustees During the Past 5 Years
H. Bruce Bond (49) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2006	Chairman, Invesco PowerShares Capital Management LLC (2009-Present); formerly, Managing Director, Invesco PowerShares Capital Management LLC (2002-2009); Manager, Nuveen Investments (1998-2002).	122	None

  *  This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's 60 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

41

Trustees and Officers (Continued)

Name, Address and Age of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustees	Other Directorships Held by Non-Independent Trustees During the Past 5 Years
Kevin M. Carome (56) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E. Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director and General Counsel, Invesco Ltd. (2006-Present); formerly, Senior Vice President and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	122	None

  *  This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's 60 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

42

Trustees and Officers (Continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (38) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046	President	Since 2009

Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company's North American Institutional and Retirement divisions (2002-2007).

Benjamin Fulton (51) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009

Executive Vice President – Global Product Development, Invesco PowerShares Capital Management LLC (2005-Present); formerly, principal of Clermont Consulting, a consulting firm focused on the creation and development of retail investment products (2003-2005); President and a founding partner of Claymore Securities, a financial services firm in the Chicagoland area (2001-2003); Managing Director of Structured Investments at Nuveen Investments (1998-2001).

Peter Hubbard (31) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009

Vice President and Director of Portfolio Management – Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren (55) Invesco Canada Ltd. 5140 Yonge Street Suite 900 Toronto, Ontario M2N 6X7	Vice President	Since 2009

Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

43

Trustees and Officers (Continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Christopher Joe (42) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	U.S. Compliance Director, Invesco, Ltd.; Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser); formerly, Assistant Fund Accounting Manager, Invesco, Ltd.
Sheri Morris (48) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Treasurer	Since 2012

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; formerly, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia (38) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Secretary	Since 2011

Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

44

PROXY VOTING POLICIES AND PROCEDURES

A description of the Trust's proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission's ("Commission") website at www.sec.gov.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust's Form N-PX on the Commission's website at www.sec.gov.

QUARTERLY PORTFOLIOS

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Commission's website at www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.invescopowershares.com

© 2012 Invesco PowerShares Capital Management LLC  P-PS-AR-11

2012 Annual Report to Shareholders

October 31, 2012

PowerShares DWA SmallCap Technical LeadersTM Portfolio (DWAS)

PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)

PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)

PowerShares S&P SmallCap Energy Portfolio (PSCE)

PowerShares S&P SmallCap Financials Portfolio (PSCF)

PowerShares S&P SmallCap Health Care Portfolio (PSCH)

PowerShares S&P SmallCap Industrials Portfolio (PSCI)

PowerShares S&P SmallCap Information Technology Portfolio (PSCT)

PowerShares S&P SmallCap Materials Portfolio (PSCM)

PowerShares S&P SmallCap Utilities Portfolio (PSCU)

The Market Environment	3
Manager's Analysis	4
Frequency Distribution of Discounts & Premiums	24
Fees and Expenses	26
S&P SmallCap Portfolios
Schedules of Investments
PowerShares DWA SmallCap Technical LeadersTM Portfolio (DWAS)	28
PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)	31
PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)	33
PowerShares S&P SmallCap Energy Portfolio (PSCE)	34
PowerShares S&P SmallCap Financials Portfolio (PSCF)	35
PowerShares S&P SmallCap Health Care Portfolio (PSCH)	37
PowerShares S&P SmallCap Industrials Portfolio (PSCI)	38
PowerShares S&P SmallCap Information Technology Portfolio (PSCT)	40
PowerShares S&P SmallCap Materials Portfolio (PSCM)	42
PowerShares S&P SmallCap Utilities Portfolio (PSCU)	43
Statements of Assets and Liabilities	44
Statements of Operations	46
Statements of Changes in Net Assets	48
Financial Highlights	52
Notes to Financial Statements	57
Report of Independent Registered Public Accounting Firm	70
Tax Information	71
Trustees and Officers	72
Board Considerations Regarding Approval of Investment Advisory Agreement for PowerShares DWA SmallCap Technical LeadersTM Portfolio	80

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The Market Environment

Domestic Equity:

The fiscal year began with improving economic data in the U.S. and a rally in equities that continued almost uninterrupted into the spring of 2012. However, the ongoing Eurozone sovereign debt crisis intensified in April and May, dominating headlines and creating significant volatility in equity markets across the globe.

This negative news from overseas precipitated a slowdown in the U.S., where economic data began to decelerate as manufacturing, employment, consumer spending and consumer confidence weakened over the summer. While corporate earnings remained solid, financial markets were influenced by macroeconomic developments for much of the reporting period. As the fiscal year drew to a close, fears about the fate of the Eurozone began to subside after the European Central Bank ("ECB") announced new measures to support Eurozone economies through potentially unlimited purchases of sovereign debt, among other measures. At the same time, continued risk aversion among investors and corporations, along with tepid employment growth, prompted the U.S. Federal Reserve ("the Fed") to initiate a third round of quantitative easing ("QE3") by promising to remain accommodative until the labor market outlook improved materially. The Fed's action initially bolstered equity markets, but the potential impact on employment and economic conditions remained uncertain. At the close of the reporting period, market volatility increased as many investors remained concerned about the uncertainty surrounding the outcome of the presidential election and the so-called "fiscal cliff" – a variety of tax increases and spending cuts scheduled to take effect in January 2013, unless an agreement is reached between the White House and Congress.

Despite volatility for much of the reporting period, major equity market indexes delivered double-digit gains, and all ten sectors of the S&P 500® Index had positive returns.

3

Manager's Analysis

PowerShares DWA SmallCap Technical LeadersTM Portfolio (ticker: DWAS)

As an index fund, the PowerShares DWA SmallCap Technical LeadersTM Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright SmallCap Technical LeadersTM Index (the "Index"). The Fund generally will invest at least 90% of its total assets in equity securities of small capitalization companies that comprise the Index which includes approximately 200 listed companies that demonstrate powerful relative strength characteristics from a small-cap universe of approximately 2,000 of the smallest U.S. companies. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

The Fund began trading on July 19, 2012. For the period ended October 31, 2012, on a share price basis, the Fund returned 3.12%, and on a net asset value ("NAV") basis, the Fund returned 3.52%. During this same time period, the Index returned 3.71%, while the Russell 2000® Index returned 4.41%, the S&P SmallCap 600® Index returned 4.06%, and the S&P 500® Index returned 2.96%.

For the period ended October 31, 2012, the Consumer Discretionary sector contributed most significantly to the Fund's return, followed by the Information Technology and Financials sector, respectively. The Health Care sector detracted most from the Fund's return, followed by Energy and Telecommunication Services sector, respectively.

Positions that contributed most significantly to the Fund's return included Pier 1 Imports Inc., a consumer discretionary company (portfolio average weight of 1.89%) and Banner Corp., a financials company (no longer held in portfolio). Positions that detracted most significantly from the Fund's return included HMS Holdings Corp., a health care company (portfolio average weight of 0.51%) and Questcor Pharmaceuticals Inc., a health care company (no longer held in portfolio).

Sector Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Consumer Discretionary	23.0
Health Care	19.1
Financials	17.4
Information Technology	16.1
Industrials	9.4
Materials	7.4
Consumer Staples	4.4
Energy	2.4
Telecommunication Services	0.8
Money Market Fund	0.0
Liabilities in excess of other assets	(0.0)

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Small-Cap Growth	48.8
Small-Cap Value	37.8
Mid-Cap Growth	9.1
Mid-Cap Value	3.8
Large-Cap Growth	0.5

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Pier 1 Imports, Inc.	2.4
Jazz Pharmaceuticals PLC (Ireland)	2.0
Exact Sciences Corp.	1.8
Pharmacyclics, Inc.	1.6
HMS Holdings Corp.	1.5
Virtus Investment Partners, Inc.	1.4
KapStone Paper and Packaging Corp.	1.2
Steven Madden Ltd.	1.1
DuPont Fabros Technology, Inc. REIT	1.0
Conn's, Inc.	1.0
Total	15.0

4

Manager's Analysis (Continued)

PowerShares DWA SmallCap Technical LeadersTM Portfolio (ticker: DWAS)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)	As of October 31, 2012
Fund Inception† Cumulative
Index
Dorsey Wright SmallCap Technical LeadersTM Index	3.71%
S&P 500® Index	2.96%
S&P SmallCap 600® Index	4.06%
Russell 2000® Index	4.41%
Fund
NAV Return	3.52%
Share Price Return	3.12%

Fund Inception: July 19, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.60% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The Russell 2000® Index, S&P SmallCap 600® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 1,983, 600 and 500 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

5

Manager's Analysis

PowerShares S&P SmallCap Consumer Discretionary Portfolio (ticker: PSCD)

As an index fund, the PowerShares S&P SmallCap Consumer Discretionary Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Consumer Discretionary Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. consumer discretionary companies that comprise the Index. These companies are principally engaged in the businesses of providing consumer goods and services that are cyclical in nature, including, but not limited to, household durables, leisure products and services, apparel and luxury goods, computers and electronics, automobiles and auto components, hotel and restaurant services and television and other entertainment goods and services. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 19.04%, and on a net asset value ("NAV") basis, the Fund returned 19.17%. During the same reporting period, the Index returned 19.54%, while the S&P SmallCap 600® Index returned 13.61%, and the S&P 500® Index returned 15.21%.

For the year ended October 31, 2012, the Retail industry contributed most significantly to the Fund's return, followed by the Household Durables and Hotels Restaurants & Leisure industries, respectively. The Media industry detracted most from the Fund's return, followed by Diversified Consumer Services and Internet & Catalog Retail industries, respectively.

Positions that contributed most significantly to the Fund's return included Cabelas, Inc., a specialty retail company (no longer held in portfolio) and Lumber Liquidators Holdings, Inc., a specialty retail company (portfolio average weight of 1.11%). Positions that detracted most significantly from the Fund's return included BJs Restaurants, Inc., a hotels restaurants & leisure company (portfolio average weight of 1.46%) and Crocs, Inc., a textiles apparel & luxury goods company (portfolio average weight of 2.10%).

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Retail	47.0
Apparel	12.5
Commercial Services	6.6
Home Builders	5.6
Leisure Time	4.9
Home Furnishings	4.7
Entertainment	4.2
Miscellaneous Manufacturing	3.7
Distribution/Wholesale	2.6
Household Products/Wares	2.3
Auto Parts & Equipment	1.2
Internet	1.0
Lodging	0.9
Building Materials	0.8
Media	0.7
Machinery-Diversified	0.6
Toys/Games/Hobbies	0.4
Advertising	0.3
Liabilities in excess of other assets	(0.0)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Brunswick Corp.	2.8
Wolverine World Wide, Inc.	2.7
Pool Corp.	2.6
Steven Madden Ltd.	2.3
Vitamin Shoppe, Inc.	2.3
Select Comfort Corp.	2.1
Men's Wearhouse, Inc. (The)	2.1
Ryland Group, Inc.	2.0
Lumber Liquidators Holdings, Inc.	2.0
Cracker Barrel Old Country Store, Inc.	2.0
Total	22.9

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Small-Cap Growth	54.0
Small-Cap Value	46.0

6

Manager's Analysis (Continued)

PowerShares S&P SmallCap Consumer Discretionary Portfolio (ticker: PSCD)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of October 31, 2012
		Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
S&P SmallCap 600® Capped Consumer Discretionary Index	19.54%	9.73%	26.93%
S&P SmallCap 600® Index	13.61%	11.01%	30.98%
S&P 500® Index	15.21%	9.83%	27.42%
Fund
NAV Return	19.17%	9.41%	25.97%
Share Price Return	19.04%	9.44%	26.07%

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P SmallCap 600® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 600 and 500 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

7

Manager's Analysis

PowerShares S&P SmallCap Consumer Staples Portfolio (ticker: PSCC)

As an index fund, the PowerShares S&P SmallCap Consumer Staples Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Consumer Staples Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. consumer staples companies that comprise the Index. These companies are principally engaged in the business of providing consumer goods and services that have non-cyclical characteristics, including tobacco, food and beverage, and non-discretionary retail. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 11.45%, and on a net asset value ("NAV") basis, the Fund returned 11.86%. During the same reporting period, the Index returned 11.83%, while the S&P SmallCap 600® Index returned 13.61%, and the S&P 500® Index returned 15.21%.

For the year ended October 31, 2012, the Retail industry contributed most significantly to the Fund's return, followed by the Cosmetics/Personal Care and Food industries, respectively. There were no detracting industries.

Positions that contributed most significantly to the Fund's return included United Natural Foods, Inc., a food & staples retailing company (portfolio average weight of 11.10%) and Hain Celestial Group, Inc., a food products company (portfolio average weight of 8.08%). Positions that detracted most significantly from the Fund's return included Diamond Foods, Inc., a food products company (portfolio average weight of 2.79%) and TreeHouse Foods, Inc., a food products company (portfolio average weight of 9.48%).

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Food	58.5
Household Products/Wares	10.8
Retail	8.9
Environmental Control	8.8
Money Market Fund	5.1
Agriculture	4.9
Beverages	4.7
Commercial Services	1.8
Cosmetics/Personal Care	1.6
Liabilities in excess of other assets	(5.1)

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Small-Cap Value	69.1
Small-Cap Growth	30.9

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
United Natural Foods, Inc.	11.8
Hain Celestial Group, Inc. (The)	11.7
Casey's General Stores, Inc.	8.9
Darling International, Inc.	8.8
TreeHouse Foods, Inc.	5.0
B&G Foods, Inc.	5.0
Snyders-Lance, Inc.	4.8
Sanderson Farms, Inc.	4.7
Boston Beer Co., Inc. (The), Class A	4.7
Prestige Brands Holdings, Inc.	4.6
Total	70.0

8

Manager's Analysis (Continued)

PowerShares S&P SmallCap Consumer Staples Portfolio (ticker: PSCC)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of October 31, 2012
		Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
S&P SmallCap 600® Capped Consumer Staples Index	11.83%	13.31%	37.83%
S&P SmallCap 600® Index	13.61%	11.01%	30.98%
S&P 500® Index	15.21%	9.83%	27.42%
Fund
NAV Return	11.86%	13.16%	37.34%
Share Price Return	11.45%	13.04%	36.98%

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P SmallCap 600® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 600 and 500 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

9

Manager's Analysis

PowerShares S&P SmallCap Energy Portfolio (ticker: PSCE)

As an index fund, the PowerShares S&P SmallCap Energy Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Energy Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. energy companies that comprise the Index. These companies are principally engaged in the business of producing, distributing or servicing energy related products, including oil and gas exploration and production, refining, oil services and pipelines. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned (2.61)%, and on a net asset value ("NAV") basis, the Fund returned (2.37)%. During the same reporting period, the Index returned (2.07)%, while the S&P SmallCap 600® Index returned 13.61%, and the S&P 500® Index returned 15.21%.

For the year ended October 31, 2012, there were no contributing industries. The Oil & Gas industry detracted most from the Fund's return, followed by Energy Equipment & Services industry.

Positions that contributed most significantly to the Fund's return included Exterran Holdings, Inc., an energy equipment & services company (portfolio average weight of 3.77%) and Geospace Technologies Corp., an energy equipment & services company (portfolio average weight of 3.10%). Positions that detracted most significantly from the Fund's return included Lufkin Industries, Inc., an energy equipment & services company (portfolio average weight of 10.12%) and Swift Energy Co., an oil gas & consumable fuels company (portfolio average weight of 4.54%).

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Oil & Gas Services	44.6
Oil & Gas	41.4
Transportation	8.8
Coal	5.2
Money Market Fund	0.0
Liabilities in excess of other assets	(0.0)

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Small-Cap Growth	50.7
Small-Cap Value	49.3

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Bristow Group, Inc.	8.8
SEACOR Holdings, Inc.	8.6
Lufkin Industries, Inc.	8.3
Gulfport Energy Corp.	8.1
Stone Energy Corp.	5.7
Cloud Peak Energy, Inc.	5.2
Exterran Holdings, Inc.	4.9
Carrizo Oil & Gas, Inc.	4.8
Hornbeck Offshore Services, Inc.	4.7
Geospace Technologies Corp.	4.6
Total	63.7

10

Manager's Analysis (Continued)

PowerShares S&P SmallCap Energy Portfolio (ticker: PSCE)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of October 31, 2012
		Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
S&P SmallCap 600® Capped Energy Index	(2.07)%	11.07%	30.92%
S&P SmallCap 600® Index	13.61%	11.01%	30.98%
S&P 500® Index	15.21%	9.83%	27.42%
Fund
NAV Return	(2.37)%	10.69%	29.79%
Share Price Return	(2.61)%	10.69%	29.79%

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P SmallCap 600® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 600 and 500 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

11

Manager's Analysis

PowerShares S&P SmallCap Financials Portfolio (ticker: PSCF)

As an index fund, the PowerShares S&P SmallCap Financials Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Financials Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. financial service companies that comprise the Index. These companies are principally engaged in the business of providing financial services and products, including banking, investment services, insurance and real estate finance services. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 17.46%, and on a net asset value ("NAV") basis, the Fund returned 17.67%. During the same reporting period, the Index returned 18.08%, while the S&P SmallCap 600® Index returned 13.61%, and the S&P 500® Index returned 15.21%.

For the year ended October 31, 2012, the Real Estate Investment Trusts (REITs) industry contributed most significantly to the Fund's return, followed by the Banks and Insurance industries, respectively. The Consumer Finance industry detracted most from the Fund's return, followed by Commercial Services & Supplies and Diversified Financial Services industries, respectively.

Positions that contributed most significantly to the Fund's return included Extra Space Storage, Inc., a REIT (portfolio average weight of 2.93%) and Delphi Financial Group, Inc. Cl A, an insurance company (no longer held in portfolio). Positions that detracted most significantly from the Fund's return included Cash America International, Inc., a consumer finance company (portfolio average weight of 1.34%) and Ezcorp, Inc. Cl A, a consumer finance company (portfolio average weight of 1.19%).

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

REITs	40.8
Banks	31.5
Insurance	10.7
Diversified Financial Services	7.4
Savings & Loans	3.7
Retail	3.1
Investment Companies	1.7
Real Estate	1.0
Money Market Fund	0.0
Other assets less liabilities	0.1

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Small-Cap Value	67.4
Small-Cap Growth	20.6
Mid-Cap Value	9.1
Mid-Cap Growth	2.9

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Extra Space Storage, Inc.	3.2
Kilroy Realty Corp.	3.2
Tanger Factory Outlet Centers, Inc.	2.9
ProAssurance Corp.	2.7
Mid-America Apartment Communities, Inc.	2.6
Post Properties, Inc.	2.6
Entertainment Properties Trust	2.0
LaSalle Hotel Properties	2.0
Healthcare Realty Trust, Inc.	2.0
Susquehanna Bancshares, Inc.	1.9
Total	25.1

12

Manager's Analysis (Continued)

PowerShares S&P SmallCap Financials Portfolio (ticker: PSCF)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)    As of October 31, 2012

		Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
S&P SmallCap 600® Capped Financials Index	18.08%	8.89%	24.44%
S&P SmallCap 600® Index	13.61%	11.01%	30.98%
S&P 500® Index	15.21%	9.83%	27.42%
Fund
NAV Return	17.67%	8.53%	23.39%
Share Price Return	17.46%	8.49%	23.26%

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P SmallCap 600® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 600 and 500 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

13

Manager's Analysis

PowerShares S&P SmallCap Health Care Portfolio (ticker: PSCH)

As an index fund, the PowerShares S&P SmallCap Health Care Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Health Care Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. healthcare companies that comprise the Index. These companies are principally engaged in the business of providing healthcare- related products, facilities and services, including biotechnology, pharmaceuticals, medical technology and supplies. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 13.77%, and on a net asset value ("NAV") basis, the Fund returned 14.01%. During the same reporting period, the Index returned 14.31%, while the S&P SmallCap 600® Index returned 13.61%, and the S&P 500® Index returned 15.21%.

For the year ended October 31, 2012, the Healthcare-Products industry contributed most significantly to the Fund's return, followed by the Healthcare-Services and Biotechnology industries, respectively. The Biotechnology industry detracted most from the Fund's return industry, followed by Health Care Technology industry.

Positions that contributed most significantly to the Fund's return included Zoll Medical Corp., a chemicals company (no longer held in portfolio) and Par Pharmaceutical Cos., Inc., a pharmaceuticals company (no longer held in portfolio). Positions that detracted most significantly from the Fund's return included Quality Systems, Inc., a health care technology company (portfolio average weight of 2.30%) and Questcor Pharmaceuticals, Inc., a pharmaceuticals company (portfolio average weight of 4.52%).

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Healthcare-Products	34.2
Healthcare-Services	19.0
Pharmaceuticals	14.7
Biotechnology	13.3
Commercial Services	8.6
Software	5.0
Distribution/Wholesale	2.4
Electronics	1.8
Internet	1.0
Money Market Fund	0.0
Other assets less liabilities	0.0

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Small-Cap Growth	77.4
Small-Cap Value	17.4
Mid-Cap Growth	5.2

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Cubist Pharmaceuticals, Inc.	5.3
Haemonetics Corp.	4.0
Centene Corp.	3.8
Salix Pharmaceuticals Ltd	3.7
Align Technology, Inc.	3.7
PAREXEL International Corp.	3.5
West Pharmaceutical Services, Inc.	3.5
ViroPharma, Inc.	3.3
Questcor Pharmaceuticals, Inc.	2.9
PSS World Medical, Inc.	2.8
Total	36.5

14

Manager's Analysis (Continued)

PowerShares S&P SmallCap Health Care Portfolio (ticker: PSCH)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)    As of October 31, 2012

		Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
S&P SmallCap 600® Capped Health Care Index	14.31%	13.89%	39.63%
S&P SmallCap 600® Index	13.61%	11.01%	30.98%
S&P 500® Index	15.21%	9.83%	27.42%
Fund
NAV Return	14.01%	13.57%	38.65%
Share Price Return	13.77%	13.57%	38.64%

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P SmallCap 600® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 600 and 500 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

15

Manager's Analysis

PowerShares S&P SmallCap Industrials Portfolio (ticker: PSCI)

As an index fund, the PowerShares S&P SmallCap Industrials Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Industrials Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. industrial companies that comprise the Index. These companies are principally engaged in the business of providing industrial products and services, including engineering, heavy machinery, construction, electrical equipment, aerospace and defense and general manufacturing. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 13.85%, and on a net asset value ("NAV") basis, the Fund returned 14.16%. During the same reporting period, the Index returned 14.53%, while the S&P SmallCap 600® Index returned 13.61%, and the S&P 500® Index returned 15.21%.

For the year ended October 31, 2012, the Machinery industry contributed most significantly to the Fund's return, followed by the Commercial Services and Building Materials industries, respectively. The Aerospace/Defense industry detracted most from the Fund's return.

Positions that contributed most significantly to the Fund's return included A.O. Smith Corp., a building products company (portfolio average weight of 2.41%) and The Toro Co., a machinery company (portfolio average weight of 2.79%). Positions that detracted most significantly from the Fund's return included Arkansas Best Corp., a road & rail company (portfolio average weight of 0.50%) and AeroVironment Inc., an aerospace & defense company (portfolio average weight of 0.64%).

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Aerospace/Defense	12.4
Miscellaneous Manufacturing	12.0
Commercial Services	11.7
Machinery-Diversified	10.0
Transportation	7.7
Building Materials	6.4
Electronics	6.2
Engineering & Construction	5.7
Electrical Components & Equipment	5.4
Metal Fabricate/Hardware	3.7
Housewares	3.1
Diversified Financial Services	3.0
Airlines	2.1
Environmental Control	2.1
Textiles	2.1
Distribution/Wholesale	1.5
Hand/Machine Tools	1.4
Office Furnishings	1.0
Storage/Warehousing	0.8
Machinery-Construction & Mining	0.8
Computers	0.7
Media	0.2
Other assets less liabilities	0.0

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Robbins & Myers, Inc.	3.2
Toro Co. (The)	3.1
Old Dominion Freight Line, Inc.	3.0
A.O. Smith Corp.	2.9
Teledyne Technologies, Inc.	2.9
EMCOR Group, Inc.	2.7
Actuant Corp., Class A	2.6
Portfolio Recovery Associates, Inc.	2.2
Geo Group, Inc. (The)	2.1
Applied Industrial Technologies, Inc.	2.1
Total	26.8

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Small-Cap Value	50.2
Small-Cap Growth	46.8
Mid-Cap Value	3.0

16

Manager's Analysis (Continued)

PowerShares S&P SmallCap Industrials Portfolio (ticker: PSCI)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)    As of October 31, 2012

		Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
S&P SmallCap 600® Capped Industrials Index	14.53%	8.71%	23.90%
S&P SmallCap 600® Index	13.61%	11.01%	30.98%
S&P 500® Index	15.21%	9.83%	27.42%
Fund
NAV Return	14.16%	8.38%	22.94%
Share Price Return	13.85%	8.31%	22.75%

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P SmallCap 600® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 600 and 500 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

17

Manager's Analysis

PowerShares S&P SmallCap Information Technology Portfolio (ticker: PSCT)

As an index fund, the PowerShares S&P SmallCap Information Technology Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Information Technology Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. information technology companies that comprise the Index. These companies are principally engaged in the business of providing information technology-related products and services, including computer hardware and software, Internet, electronics and semiconductors, and communication technologies. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 6.50%, and on a net asset value ("NAV") basis, the Fund returned 6.61%. During the same reporting period, the Index returned 6.93%, while the S&P SmallCap 600® Index returned 13.61%, and the S&P 500® Index returned 15.21%.

For the year ended October 31, 2012, the Semiconductors industry contributed most significantly to the Fund's return, followed by the Software industries, respectively. The Telecommunications industry detracted most from the Fund's return.

Positions that contributed most significantly to the Fund's return included Cirrus Logic, Inc., a semiconductors & semiconductor equipment company (portfolio average weight of 1.90%) and Cymer, Inc., a semiconductors & semiconductor equipment company (portfolio average weight of 1.76%). Positions that detracted most significantly from the Fund's return included Take-Two Interactive Software, Inc., a software company (portfolio average weight of 1.22%) and GT Advanced Technologies, Inc., a semiconductors & semiconductor equipment company (portfolio average weight of 0.88%).

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Semiconductors	21.8
Software	18.0
Electronics	16.6
Computers	12.6
Internet	9.5
Telecommunications	9.4
Commercial Services	6.3
Machinery-Diversified	2.2
Electrical Components & Equipment	1.7
Distribution/Wholesale	0.9
Diversified Financial Services	0.5
Home Furnishings	0.4
Miscellaneous Manufacturing	0.1
Liabilities in excess of other assets	(0.0)

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Small-Cap Growth	76.7
Small-Cap Value	20.4
Mid-Cap Growth	2.9

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Cirrus Logic, Inc.	2.9
CommVault Systems, Inc.	2.9
Cymer, Inc.	2.7
FEI Co.	2.3
3D Systems Corp.	2.3
MAXIMUS, Inc.	2.1
Microsemi Corp.	1.9
JDA Software Group, Inc.	1.8
Anixter International, Inc.	1.8
Arris Group, Inc.	1.7
Total	22.4
18

Manager's Analysis (Continued)

PowerShares S&P SmallCap Information Technology Portfolio (ticker: PSCT)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)    As of October 31, 2012

		Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
S&P SmallCap 600® Capped Information Technology Index	6.93%	6.39%	17.24%
S&P SmallCap 600® Index	13.61%	11.01%	30.98%
S&P 500® Index	15.21%	9.83%	27.42%
Fund
NAV Return	6.61%	6.05%	16.28%
Share Price Return	6.50%	6.03%	16.21%

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P SmallCap 600® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 600 and 500 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

19

Manager's Analysis

PowerShares S&P SmallCap Materials Portfolio (ticker: PSCM)

As an index fund, the PowerShares S&P SmallCap Materials Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Materials Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. basic materials companies that comprise the Index. These companies are principally engaged in the business of producing raw materials, including paper or wood products, chemicals, construction materials, and mining and metals. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 17.34%, and on a net asset value ("NAV") basis, the Fund returned 17.24%. During the same reporting period, the Index returned 17.49%, while the S&P SmallCap 600® Index returned 13.61%, and the S&P 500® Index returned 15.21%.

For the year ended October 31, 2012, the Building Materials industry contributed most significantly to the Fund's return, followed by the Chemicals and Forest Products & Paper industries, respectively. The Metal Fabricate/Hardware and Mining industry detracted most from the Fund's return.

Positions that contributed most significantly to the Fund's return included Eagle Materials, Inc., a construction materials company (portfolio average weight of 5.80%) and PolyOne Corp., a chemicals company (portfolio average weight of 4.74%). Positions that detracted most significantly from the Fund's return included OM Group, Inc., a chemicals company (portfolio average weight of 2.76%) and Century Aluminum Co., a metals & mining company (portfolio average weight of 1.75%).

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Chemicals	34.2
Forest Products & Paper	20.4
Building Materials	12.4
Mining	11.8
Miscellaneous Manufacturing	7.8
Metal Fabricate/Hardware	5.6
Coal	3.7
Environmental Control	2.3
Iron/Steel	1.8
Liabilities in excess of other assets	(0.0)

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Small-Cap Value	54.4
Small-Cap Growth	45.6

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Eagle Materials, Inc.	8.0
PolyOne Corp.	5.5
H.B. Fuller Co.	5.0
SunCoke Energy, Inc.	3.7
Schweitzer-Mauduit International, Inc.	3.6
Buckeye Technologies, Inc.	3.4
Innophos Holdings, Inc.	3.4
Balchem Corp.	3.4
Kaiser Aluminum Corp.	3.4
Globe Specialty Metals, Inc.	3.2
Total	42.6

20

Manager's Analysis (Continued)

PowerShares S&P SmallCap Materials Portfolio (ticker: PSCM)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)    As of October 31, 2012

		Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
S&P SmallCap 600® Capped Materials Index	17.49%	7.46%	20.29%
S&P SmallCap 600® Index	13.61%	11.01%	30.98%
S&P 500® Index	15.21%	9.83%	27.42%
Fund
NAV Return	17.24%	7.22%	19.59%
Share Price Return	17.34%	7.20%	19.55%

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.31% includes the unitary management fee of 0.29% and other expenses of 0.02%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P SmallCap 600® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 600 and 500 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

21

Manager's Analysis

PowerShares S&P SmallCap Utilities Portfolio (ticker: PSCU)

As an index fund, the PowerShares S&P SmallCap Utilities Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Utilities & Telecommunication Services Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. utility companies that comprise the Index. These companies are principally engaged in providing either energy, water, electric or natural gas utilities or providing telecommunications services. These companies may include companies that generate and supply electricity, including electricity wholesalers; distribute natural gas to customers; provide water to customers, as well as deal with associated wastewater; and provide land line or wireless telephone services. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 6.59%, and on a net asset value ("NAV") basis, the Fund returned 6.66%. During the same reporting period, the Index returned 6.97%, while the S&P SmallCap 600® Index returned 13.61%, and the S&P 500® Index returned 15.21%.

For the year ended October 31, 2012, the Electric industry contributed most significantly to the Fund's return, followed by the Water industry, respectively. The Telecommunications industry detracted most from the Fund's return.

Positions that contributed most significantly to the Fund's return included Cincinnati Bell, Inc., a diversified telecommunication services company (portfolio average weight of 4.40%) and American States Water Co., a water utilities company (portfolio average weight of 4.29%). Positions that detracted most significantly from the Fund's return included NTELOS Holdings Corp., a wireless telecommunication services company (portfolio average weight of 1.82%) and Inteliquent, a diversified telecommunication services company (no longer held at October 31, 2012).

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Gas	39.5
Electric	38.3
Telecommunications	16.8
Water	4.6
Money Market	0.7
Other assets less liabilities	0.1

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Small-Cap Value	94.1
Small-Cap Growth	5.9

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Piedmont Natural Gas Co., Inc.	9.8
Southwest Gas Corp.	8.5
New Jersey Resources Corp.	7.9
UIL Holdings Corp.	7.8
UNS Energy Corp.	7.5
El Paso Electric, Co.	4.7
ALLETE, Inc.	4.6
American States Water Co.	4.6
Avista Corp.	4.6
CH Energy Group, Inc.	4.6
Total	64.6

22

Manager's Analysis (Continued)

PowerShares S&P SmallCap Utilities Portfolio (ticker: PSCU)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)    As of October 31, 2012

		Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
S&P SmallCap 600® Capped Utilities & Telecommunication Services Index	6.97%	11.47%	32.14%
S&P SmallCap 600® Index	13.61%	11.01%	30.98%
S&P 500® Index	15.21%	9.83%	27.42%
Fund
NAV Return	6.66%	11.14%	31.16%
Share Price Return	6.59%	11.10%	31.03%

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P SmallCap 600® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 600 and 500 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

23

Frequency Distribution of Discounts & Premiums

Since Inception through October 31, 2012

				Closing Price Above NAV (bps)
Ticker	Fund Name	Inception	Days	0-24	25-49	50-99	100-149	150-199	200+
DWAS	PowerShares DWA SmallCap Technical LeadersTM Portfolio	7/19/12	72	57	1	0	0	0	0
PSCD	PowerShares S&P SmallCap Consumer Discretionary Portfolio	4/7/10	649	276	4	0	0	0	0
PSCC	PowerShares S&P SmallCap Consumer Staples Portfolio	4/7/10	649	256	2	0	0	1	0
PSCE	PowerShares S&P SmallCap Energy Portfolio	4/7/10	649	275	2	0	0	0	0
PSCF	PowerShares S&P SmallCap Financials Portfolio	4/7/10	649	255	8	1	0	0	0
PSCH	PowerShares S&P SmallCap Health Care Portfolio	4/7/10	649	309	6	1	0	0	0
PSCI	PowerShares S&P SmallCap Industrials Portfolio	4/7/10	649	244	1	0	0	0	0
PSCT	PowerShares S&P SmallCap Information Technology Portfolio	4/7/10	649	266	3	1	0	0	0
PSCM	PowerShares S&P SmallCap Materials Portfolio	4/7/10	649	257	6	1	0	0	0
PSCU	PowerShares S&P SmallCap Utilities Portfolio	4/7/10	649	273	3	0	0	0	0

24

	Closing Price Below NAV (bps)
Ticker	0-24	-25-49	-50-99	-100-149	-150-199	-200+
DWAS	13	1	0	0	0	0
PSCD	366	2	1	0	0	0
PSCC	381	9	0	0	0	0
PSCE	364	4	1	1	0	2
PSCF	373	11	0	0	0	1
PSCH	329	3	1	0	0	0
PSCI	396	8	0	0	0	0
PSCT	369	9	1	0	0	0
PSCM	359	24	2	0	0	0
PSCU	370	2	0	0	0	1

25

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month (or shorter) period ended October 31, 2012.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio Based on the Number of Days in the Period	Expenses Paid During the Six-Month Period (1)
PowerShares DWA SmallCap Technical LeadersTM Portfolio (DWAS) (2) Actual	$1,000.00	$1,035.21	0.60%	$1.80
Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	0.60%	$3.05
PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD) Actual	$1,000.00	$1,016.21	0.29%	$1.47
Hypothetical (5% return before expenses)	$1,000.00	$1,023.68	0.29%	$1.48
PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC) Actual	$1,000.00	$1,011.56	0.29%	$1.47
Hypothetical (5% return before expenses)	$1,000.00	$1,023.68	0.29%	$1.48

26

Fees and Expenses (Continued)

	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio Based on the Number of Days in the Period	Expenses Paid During the Six-Month Period (1)
PowerShares S&P SmallCap Energy Portfolio (PSCE) Actual	$1,000.00	$898.78	0.29%	$1.38
Hypothetical (5% return before expenses)	$1,000.00	$1,023.68	0.29%	$1.48
PowerShares S&P SmallCap Financials Portfolio (PSCF) Actual	$1,000.00	$1,024.24	0.29%	$1.48
Hypothetical (5% return before expenses)	$1,000.00	$1,023.68	0.29%	$1.48
PowerShares S&P SmallCap Health Care Portfolio (PSCH) Actual	$1,000.00	$989.05	0.29%	$1.45
Hypothetical (5% return before expenses)	$1,000.00	$1,023.68	0.29%	$1.48
PowerShares S&P SmallCap Industrials Portfolio (PSCI) Actual	$1,000.00	$1,036.24	0.29%	$1.48
Hypothetical (5% return before expenses)	$1,000.00	$1,023.68	0.29%	$1.48
PowerShares S&P SmallCap Information Technology Portfolio (PSCT) Actual	$1,000.00	$958.56	0.29%	$1.43
Hypothetical (5% return before expenses)	$1,000.00	$1,023.68	0.29%	$1.48
PowerShares S&P SmallCap Materials Portfolio (PSCM) Actual	$1,000.00	$1,054.06	0.29%	$1.50
Hypothetical (5% return before expenses)	$1,000.00	$1,023.68	0.29%	$1.48
PowerShares S&P SmallCap Utilities Portfolio (PSCU)
Actual	$1,000.00	$1,066.11	0.29%	$1.51
Hypothetical (5% return before expenses)	$1,000.00	$1,023.68	0.29%	$1.48

(1)  Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2012. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value for the period, then multiplying by 184/366. Expense ratios for the most recent half year may differ from expense ratios based on the one year data in the Financial Highlights.

(2)  Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the period July 16, 2012 (Fund Inception) to October 31, 2012. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value for the period, then multiplying by 108/366. Hypothetical expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value for the period; then multiplying the result by 184/366.

27

Schedule of Investments

PowerShares DWA SmallCap Technical LeadersTM Portfolio (DWAS)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—23.0%
2,161	AFC Enterprises, Inc.(a)	$54,717
3,002	ANN, Inc.(a)	105,550
3,173	Arctic Cat, Inc.(a)	115,085
17,385	Belo Corp., Class A	130,040
1,368	Blyth, Inc.	31,245
1,109	Cabela's, Inc.(a)	49,694
1,678	Cheesecake Factory, Inc. (The)	55,475
5,489	Conn's, Inc.(a)	139,036
768	Cracker Barrel Old Country Store, Inc.	48,883
2,310	Dorman Products, Inc.(a)	70,571
1,136	Fisher Communications, Inc.(a)	28,673
1,209	GNC Holdings, Inc., Class A	46,752
1,154	Hibbett Sports, Inc.(a)	62,304
15,054	Hovnanian Enterprises, Inc., Class A(a)	64,732
2,531	Interval Leisure Group, Inc.	48,241
5,329	Krispy Kreme Doughnuts, Inc.(a)	39,594
1,065	Life Time Fitness, Inc.(a)	47,808
3,321	Lions Gate Entertainment Corp. (Canada)(a)	55,394
2,367	Lithia Motors, Inc., Class A	80,951
1,500	Lumber Liquidators Holdings, Inc.(a)	83,730
2,897	M/I Homes, Inc.(a)	64,458
993	Meritage Homes Corp.(a)	36,721
1,748	Movado Group, Inc.	55,394
4,409	Multimedia Games Holding Co., Inc.(a)	70,103
2,333	Oxford Industries, Inc.	129,435
946	Papa John's International, Inc.(a)	50,441
1,888	Penske Automotive Group, Inc.	57,773
16,614	Pier 1 Imports, Inc.	338,926
1,353	Rent-A-Center, Inc.	45,096
6,812	Ruth's Hospitality Group, Inc.(a)	45,300
6,088	Saks, Inc.(a)	62,585
2,918	Select Comfort Corp.(a)	81,208
2,059	Shutterfly, Inc.(a)	62,305
10,702	Sinclair Broadcast Group, Inc., Class A	134,845
876	Six Flags Entertainment Corp.	50,028
7,142	Smith & Wesson Holding Corp.(a)	68,563
7,447	Standard Pacific Corp.(a)	51,384
3,638	Steven Madden Ltd.(a)	156,143
2,888	Sturm Ruger & Co., Inc.	136,400
6,868	Town Sports International Holdings, Inc.(a)	86,537
716	Vitamin Shoppe, Inc.(a)	40,984
1,986	Wolverine World Wide, Inc.	83,154
		3,266,258
	Consumer Staples—4.4%
4,064	B&G Foods, Inc.	123,017
1,696	Casey's General Stores, Inc.	87,429
4,930	Central Garden & Pet Co., Class A(a)	55,561
2,687	Darling International, Inc.(a)	44,416
1,862	Elizabeth Arden, Inc.(a)	87,849
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
933	Hain Celestial Group, Inc. (The)(a)	$53,928
4,653	Smart Balance, Inc.(a)	55,371
1,878	Susser Holdings Corp.(a)	67,495
949	United Natural Foods, Inc.(a)	50,525
		625,591
	Energy—2.4%
3,501	Alon USA Energy, Inc.	45,968
2,145	Approach Resources, Inc.(a)	52,831
2,167	CVR Energy, Inc.(a)	79,637
2,617	Delek US Holdings, Inc.	67,388
1,138	Hornbeck Offshore Services, Inc.(a)	39,420
22,542	Rentech, Inc.(a)	58,159
		343,403
	Financials—17.4%
2,488	AmTrust Financial Services, Inc.	60,210
2,017	Bank of the Ozarks, Inc.	66,037
2,773	BofI Holding, Inc.(a)	77,977
2,470	CBL & Associates Properties, Inc. REIT	55,254
6,549	CNO Financial Group, Inc.	62,739
2,625	Colonial Properties Trust REIT	56,779
1,096	Credit Acceptance Corp.(a)	89,488
5,558	CubeSmart REIT	72,921
2,447	DFC Global Corp.(a)	41,232
6,504	DuPont Fabros Technology, Inc. REIT	139,576
2,439	Eagle Bancorp, Inc.(a)	50,878
1,801	Extra Space Storage, Inc. REIT	62,117
3,888	FBL Financial Group, Inc., Class A	132,697
2,114	Federal Agricultural Mortgage Corp., Class C	59,551
1,917	First Cash Financial Services, Inc.(a)	85,613
3,819	First Financial Holdings, Inc.	53,848
3,569	First Industrial Realty Trust, Inc. REIT(a)	47,646
2,785	First Merchants Corp.	40,967
5,437	Glimcher Realty Trust REIT	58,013
2,030	Great Southern Bancorp, Inc.	57,591
6,544	iStar Financial, Inc. REIT(a)	57,129
4,702	Lexington Realty Trust REIT	44,622
1,475	Main Street Capital Corp.	44,294
1,901	Nelnet, Inc., Class A	46,403
9,463	Newcastle Investment Corp. REIT	81,855
5,664	Nicholas Financial, Inc. (Canada)	73,689
1,914	Ocwen Financial Corp.(a)	73,823
3,930	One Liberty Properties, Inc. REIT	74,238
969	Post Properties, Inc. REIT	47,297
647	Signature Bank(a)	46,092
12,202	Strategic Hotels & Resorts, Inc. REIT(a)	66,989
1,091	Sun Communities, Inc. REIT	45,800
2,624	Taylor Capital Group, Inc.(a)	49,016
1,054	Texas Capital Bancshares, Inc.(a)	50,033
2,031	Virtus Investment Partners, Inc.(a)	194,976

See Notes to Financial Statements.

28

Schedule of Investments (Continued)

PowerShares DWA SmallCap Technical LeadersTM Portfolio (DWAS)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,120	Walter Investment Management Corp.(a)	$54,130
786	World Acceptance Corp.(a)	52,473
		2,473,993
	Health Care—19.1%
3,516	Affymax, Inc.(a)	80,130
673	Air Methods Corp.(a)	73,781
2,111	Align Technology, Inc.(a)	56,110
2,547	Alnylam Pharmaceuticals, Inc.(a)	41,185
8,628	Array BioPharma, Inc.(a)	35,720
661	athenahealth, Inc.(a)	42,496
4,357	Cambrex Corp.(a)	52,632
4,698	Capital Senior Living Corp.(a)	75,544
1,141	Centene Corp.(a)	43,335
861	Cubist Pharmaceuticals, Inc.(a)	36,937
1,585	Cyberonics, Inc.(a)	73,306
1,673	Cynosure, Inc., Class A(a)	44,067
5,535	Endocyte, Inc.(a)	52,970
26,400	Exact Sciences Corp.(a)	249,744
608	Haemonetics Corp.(a)	49,674
4,091	HealthStream, Inc.(a)	104,484
9,421	HMS Holdings Corp.(a)	217,531
2,887	Infinity Pharmaceuticals, Inc.(a)	64,640
5,425	Jazz Pharmaceuticals PLC (Ireland)(a)	291,485
2,182	Medicines Co. (The)(a)	47,829
1,013	Medidata Solutions, Inc.(a)	42,566
690	MWI Veterinary Supply, Inc.(a)	72,464
708	Onyx Pharmaceuticals, Inc.(a)	55,479
11,698	Orexigen Therapeutics, Inc.(a)	62,350
2,485	Pacira Pharmaceuticals, Inc.(a)	39,462
1,507	PAREXEL International Corp.(a)	46,250
3,788	Pharmacyclics, Inc.(a)	231,333
6,603	Sangamo BioSciences, Inc.(a)	36,713
6,159	Santarus, Inc.(a)	56,232
1,637	Seattle Genetics, Inc.(a)	41,187
4,087	Spectranetics Corp.(a)	59,507
13,200	STAAR Surgical Co.(a)	85,008
2,102	ViroPharma, Inc.(a)	53,075
1,185	West Pharmaceutical Services, Inc.	63,836
4,634	XenoPort, Inc.(a)	38,138
		2,717,200
	Industrials—9.4%
891	A.O. Smith Corp.	54,146
2,524	Altra Holdings, Inc.	45,483
1,321	American Railcar Industries, Inc.(a)	38,811
13,555	Builders FirstSource, Inc.(a)	74,688
947	Chart Industries, Inc.(a)	67,038
1,723	Colfax Corp.(a)	59,254
1,294	Deluxe Corp.	40,774
737	Genesee & Wyoming, Inc., Class A(a)	53,410
3,459	GP Strategies Corp.(a)	66,586
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
3,984	Healthcare Services Group, Inc.	$95,218
1,727	Hexcel Corp.(a)	44,142
4,140	InnerWorkings, Inc.(a)	59,699
3,392	Kimball International, Inc., Class B	40,500
4,073	Lydall, Inc.(a)	52,582
450	Middleby Corp. (The)(a)	56,228
5,558	On Assignment, Inc.(a)	106,047
467	Portfolio Recovery Associates, Inc.(a)	48,872
4,942	Rollins, Inc.	112,035
1,238	Standex International Corp.	57,245
802	Teledyne Technologies, Inc.(a)	51,352
758	Triumph Group, Inc.	49,588
2,282	USG Corp.(a)	60,952
		1,334,650
	Information Technology—16.1%
1,248	ACI Worldwide, Inc.(a)	48,797
1,802	Aspen Technology, Inc.(a)	44,653
2,287	Bottomline Technologies, Inc.(a)	53,516
1,524	Cardtronics, Inc.(a)	43,297
1,456	Cirrus Logic, Inc.(a)	59,347
3,584	Computer Task Group, Inc.(a)	66,842
1,792	Concur Technologies, Inc.(a)	118,684
3,310	Cray, Inc.(a)	40,283
2,376	ePlus, Inc.(a)	84,989
857	FEI Co.	47,178
4,778	Guidance Software, Inc.(a)	58,196
2,009	Heartland Payment Systems, Inc.	52,395
3,397	iGATE Corp.(a)	54,522
2,094	Interactive Intelligence Group, Inc.(a)	66,401
1,323	JDA Software Group, Inc.(a)	50,459
1,847	Liquidity Services, Inc.(a)	76,152
1,570	Loral Space & Communications, Inc.(a)	123,496
903	Manhattan Associates, Inc.(a)	54,180
1,392	MAXIMUS, Inc.	76,811
3,703	Measurement Specialties, Inc.(a)	120,755
2,765	NIC, Inc.	39,539
1,497	OPNET Technologies, Inc.	63,518
802	OSI Systems, Inc.(a)	63,558
8,507	PDF Solutions, Inc.(a)	112,633
3,499	Procera Networks, Inc.(a)	79,252
2,337	PROS Holdings, Inc.(a)	45,174
1,177	SolarWinds, Inc.(a)	59,544
3,102	Sourcefire, Inc.(a)	132,735
1,583	SPS Commerce, Inc.(a)	57,384
9,593	Support.com, Inc.(a)	44,511
656	Syntel, Inc.	39,104
910	Ultimate Software Group, Inc. (The)(a)	92,238
1,078	Wex, Inc.(a)	79,535
2,449	Zygo Corp.(a)	45,600
		2,295,278

See Notes to Financial Statements.

29

Schedule of Investments (Continued)

PowerShares DWA SmallCap Technical LeadersTM Portfolio (DWAS)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Materials—7.4%
970	AEP Industries, Inc.(a)	$62,012
2,576	American Vanguard Corp.	92,041
3,177	Balchem Corp.	110,655
905	Eagle Materials, Inc.	47,938
15,725	Graphic Packaging Holding Co.(a)	93,092
13,036	Headwaters, Inc.(a)	93,729
2,806	Innospec, Inc.(a)	90,858
7,556	KapStone Paper and Packaging Corp.(a)	166,005
3,055	Louisiana-Pacific Corp.(a)	48,238
3,023	Neenah Paper, Inc.	78,296
5,672	PolyOne Corp.	107,371
711	Stepan Co.	68,114
		1,058,349
	Telecommunication Services—0.8%
7,447	Cincinnati Bell, Inc.(a)	38,799
1,881	Cogent Communications Group, Inc.	40,836
6,350	inContact, Inc.(a)	36,576
		116,211
	Total Common Stocks and Other Equity Interests (Cost $14,137,252)	14,230,933
	Money Market Fund—0.0%
4,119	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $4,119)	4,119
	Total Investments (Cost $14,141,371)—100.0%	14,235,052
	Liabilities in excess of other assets—(0.0)%	(4,130)
	Net Assets—100.0%	$14,230,922

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

30

Schedule of Investments

PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)

October 31, 2012

Number of Shares		Value
	Common Stocks—100.0%
	Advertising—0.3%
35,296	Harte-Hanks, Inc.	$196,599
	Apparel—12.5%
73,258	Crocs, Inc.(a)	923,051
55,370	Iconix Brand Group, Inc.(a)	1,024,899
19,650	K-Swiss, Inc., Class A(a)	44,802
19,136	Maidenform Brands, Inc.(a)	358,034
11,572	Oxford Industries, Inc.	642,015
9,588	Perry Ellis International, Inc.(a)	197,896
101,011	Quiksilver, Inc.(a)	323,235
30,905	Skechers U.S.A., Inc., Class A(a)	513,023
33,096	Steven Madden Ltd.(a)	1,420,480
19,678	True Religion Apparel, Inc.	504,741
39,659	Wolverine World Wide, Inc.	1,660,522
		7,612,698
	Auto Parts & Equipment—1.2%
25,291	Spartan Motors, Inc.	118,868
15,833	Standard Motor Products, Inc.	297,344
18,785	Superior Industries International, Inc.	321,035
		737,247
	Building Materials—0.8%
15,211	Drew Industries, Inc.(a)	481,732
	Commercial Services—6.6%
14,648	American Public Education, Inc.(a)	533,627
21,209	Arbitron, Inc.	771,159
9,575	Capella Education Co.(a)	298,931
41,453	Career Education Corp.(a)	140,940
63,126	Corinthian Colleges, Inc.(a)	172,334
17,399	Lincoln Educational Services Corp.	64,550
114,388	Live Nation Entertainment, Inc.(a)	1,046,650
23,653	Monro Muffler Brake, Inc.	802,310
17,474	Universal Technical Institute, Inc.	224,017
		4,054,518
	Distribution/Wholesale—2.6%
37,908	Pool Corp.	1,596,685
	Entertainment—4.2%
23,152	Marriott Vacations Worldwide Corp.(a)	910,799
22,573	Multimedia Games Holding Co., Inc.(a)	358,911
50,526	Pinnacle Entertainment, Inc.(a)	644,712
45,421	SHFL Entertainment, Inc.(a)	641,799
		2,556,221
	Home Builders—5.6%
16,581	M/I Homes, Inc.(a)	368,927
25,003	Meritage Homes Corp.(a)	924,611
36,300	Ryland Group, Inc.	1,229,481
Number of Shares		Value
	Common Stocks (Continued)
89,725	Standard Pacific Corp.(a)	$619,102
23,733	Winnebago Industries, Inc.(a)	299,036
		3,441,157
	Home Furnishings—4.7%
21,065	Ethan Allen Interiors, Inc.	619,522
42,439	La-Z-Boy, Inc.(a)	688,361
45,668	Select Comfort Corp.(a)	1,270,940
12,162	Universal Electronics, Inc.(a)	208,700
15,383	VOXX International Corp., Class A(a)	95,682
		2,883,205
	Household Products/Wares—2.3%
25,662	American Greetings Corp., Class A	440,617
9,237	Blyth, Inc.	210,973
25,760	Helen of Troy Ltd.(a)	778,467
		1,430,057
	Internet—1.0%
10,080	Blue Nile, Inc.(a)	380,722
23,180	Nutrisystem, Inc.	223,223
		603,945
	Leisure Time—4.9%
10,672	Arctic Cat, Inc.(a)	387,074
72,575	Brunswick Corp.	1,712,044
57,605	Callaway Golf Co.	314,523
31,248	Interval Leisure Group, Inc.	595,587
		3,009,228
	Lodging—0.9%
45,684	Boyd Gaming Corp.(a)	281,870
16,212	Marcus Corp.	176,711
7,730	Monarch Casino & Resort, Inc.(a)	70,498
		529,079
	Machinery - Diversified—0.6%
21,050	iRobot Corp.(a)	378,269
	Media—0.7%
20,612	Digital Generation, Inc.(a)	191,692
23,033	E.W. Scripps Co. (The), Class A(a)	244,380
		436,072
	Miscellaneous Manufacturing—3.7%
50,808	Hillenbrand, Inc.	1,040,040
14,292	Movado Group, Inc.	452,913
15,552	Sturm Ruger & Co., Inc.	734,521
		2,227,474
	Retail—47.0%
13,736	Big 5 Sporting Goods Corp.	122,662
978	Biglari Holdings, Inc.(a)	345,831
19,994	BJ's Restaurants, Inc.(a)	660,802
33,054	Brown Shoe Co., Inc.	521,592
22,181	Buckle, Inc. (The)	1,001,916

See Notes to Financial Statements.

31

Schedule of Investments (Continued)

PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)

October 31, 2012

Number of Shares		Value
	Common Stocks (Continued)
15,087	Buffalo Wild Wings, Inc.(a)	$1,145,858
21,864	Cato Corp. (The), Class A	620,500
13,647	CEC Entertainment, Inc.	423,057
19,554	Children's Place Retail Stores, Inc. (The)(a)	1,142,540
30,048	Christopher & Banks Corp.	93,750
25,415	Coinstar, Inc.(a)	1,192,980
16,336	Coldwater Creek, Inc.(a)	67,794
18,861	Cracker Barrel Old Country Store, Inc.	1,200,503
12,496	DineEquity, Inc.(a)	783,499
91,797	Fifth & Pacific Cos., Inc.(a)	1,007,931
41,201	Finish Line, Inc. (The), Class A	857,187
27,382	Fred's, Inc., Class A	371,026
19,718	Genesco, Inc.(a)	1,129,841
17,373	Group 1 Automotive, Inc.	1,077,300
15,933	Haverty Furniture Cos., Inc.	239,154
21,223	Hibbett Sports, Inc.(a)	1,145,830
34,320	Hot Topic, Inc.	295,152
36,184	Jack in the Box, Inc.(a)	941,146
22,667	Jos. A. Bank Clothiers, Inc.(a)	1,060,589
12,187	Kirkland's, Inc.(a)	116,873
16,874	Lithia Motors, Inc., Class A	577,091
21,954	Lumber Liquidators Holdings, Inc.(a)	1,225,472
19,235	MarineMax, Inc.(a)	158,304
38,706	Men's Wearhouse, Inc. (The)	1,269,170
70,313	OfficeMax, Inc.	516,800
14,270	Papa John's International, Inc.(a)	760,876
43,016	Pep Boys - Manny, Moe & Jack (The)	429,730
16,576	PetMed Express, Inc.	180,678
10,684	Red Robin Gourmet Burgers, Inc.(a)	356,846
48,802	Ruby Tuesday, Inc.(a)	352,350
12,746	Rue21, Inc.(a)	383,782
28,712	Ruth's Hospitality Group, Inc.(a)	190,935
30,197	Sonic Automotive, Inc., Class A	585,822
44,298	Sonic Corp.(a)	441,651
25,536	Stage Stores, Inc.	625,632
22,356	Stein Mart, Inc.(a)	175,718
47,407	Texas Roadhouse, Inc.	771,786
33,878	Tuesday Morning Corp.(a)	202,252
24,124	Vitamin Shoppe, Inc.(a)	1,380,858
21,184	Zale Corp.(a)	152,101
18,070	Zumiez, Inc.(a)	457,352
		28,760,519
	Toys/Games/Hobbies—0.4%
16,803	JAKKS Pacific, Inc.	216,927
	Total Investments (Cost $54,858,865)—100.0%	61,151,632
	Liabilities in excess of other assets—(0.0)%	(844)
	Net Assets—100.0%	$61,150,788

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

32

Schedule of Investments

PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)

October 31, 2012

Number of Shares		Value
	Common Stocks—100.0%
	Agriculture—4.9%
126,211	Alliance One International, Inc.(a)	$383,681
26,443	Andersons, Inc. (The)	1,038,681
		1,422,362
	Beverages—4.7%
12,669	Boston Beer Co., Inc. (The), Class A(a)(b)	1,362,931
	Commercial Services—1.8%
20,940	Medifast, Inc.(a)	534,389
	Cosmetics/Personal Care—1.6%
24,854	Inter Parfums, Inc.	453,834
	Environmental Control—8.8%
154,673	Darling International, Inc.(a)	2,556,745
	Food—58.5%
47,618	B&G Foods, Inc.	1,441,397
19,507	Calavo Growers, Inc.	460,560
21,215	Cal-Maine Foods, Inc.	915,003
33,866	Diamond Foods, Inc.(b)	627,198
59,118	Hain Celestial Group, Inc. (The)(a)	3,417,021
22,776	J & J Snack Foods Corp.	1,304,382
18,632	Nash Finch Co.	358,293
30,457	Sanderson Farms, Inc.	1,379,398
11,862	Seneca Foods Corp., Class A(a)	339,075
55,291	Snyders-Lance, Inc.	1,401,074
33,347	Spartan Stores, Inc.	478,863
27,291	TreeHouse Foods, Inc.(a)	1,461,433
64,293	United Natural Foods, Inc.(a)	3,422,959
		17,006,656
	Household Products/Wares—10.8%
62,973	Central Garden & Pet Co., Class A(a)	709,706
76,922	Prestige Brands Holdings, Inc.(a)	1,337,673
22,679	WD-40 Co.	1,085,417
		3,132,796
	Retail—8.9%
50,371	Casey's General Stores, Inc.	2,596,626
	Total Common Stocks (Cost $28,286,155)	29,066,339
	Money Market Fund—0.0%
11,838	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $11,838)	11,838
	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $28,297,993)—100.0%	29,078,177
Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan
	Money Market Fund—5.1%
1,491,892	Invesco Liquid Assets Portfolio—Institutional Class (Money Market Fund) (Cost $1,491,892)(c)(d)	$1,491,892
	Total Investments (Cost $29,789,885)—105.1%	30,570,069
	Liabilities in excess of other assets—(5.1)%	(1,472,959)
	Net Assets—100.0%	$29,097,110

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  All or a portion of this security was out on loan at October 31, 2012

(c)  The security and the Fund are advised by wholly owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

(d)  The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

33

Schedule of Investments

PowerShares S&P SmallCap Energy Portfolio (PSCE)

October 31, 2012

Number of Shares		Value
	Common Stocks—100.0%
	Coal—5.2%
96,447	Cloud Peak Energy, Inc.(a)	$2,035,032
	Oil & Gas—41.4%
63,052	Approach Resources, Inc.(a)	1,552,971
70,333	Carrizo Oil & Gas, Inc.(a)	1,886,331
97,088	Comstock Resources, Inc.(a)	1,662,147
28,035	Contango Oil & Gas Co.(a)	1,378,201
95,818	Gulfport Energy Corp.(a)	3,179,241
56,268	PDC Energy, Inc.(a)	1,703,232
117,588	Penn Virginia Corp.	531,498
123,201	PetroQuest Energy, Inc.(a)	751,526
95,755	Stone Energy Corp.(a)	2,258,860
82,210	Swift Energy Co.(a)	1,373,729
		16,277,736
	Oil & Gas Services—44.6%
60,099	Basic Energy Services, Inc.(a)	624,429
96,644	Exterran Holdings, Inc.(a)	1,930,947
27,827	Geospace Technologies Corp.(a)	1,801,242
31,444	Gulf Island Fabrication, Inc.	746,166
53,315	Hornbeck Offshore Services, Inc.(a)	1,846,831
246,309	ION Geophysical Corp.(a)	1,591,156
64,987	Lufkin Industries, Inc.	3,250,000
56,353	Matrix Service Co.(a)	591,143
135,365	Pioneer Energy Services Corp.(a)	893,409
38,490	SEACOR Holdings, Inc.(a)	3,375,958
170,314	TETRA Technologies, Inc.(a)	911,180
		17,562,461
	Transportation—8.8%
69,115	Bristow Group, Inc.	3,450,221
	Total Common Stocks (Cost $50,122,860)	39,325,450
	Money Market Fund—0.0%
13,257	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $13,257)	13,257
	Total Investments (Cost $50,136,117)—100.0%	39,338,707
	Liabilities in excess of other assets—(0.0)%	(18,282)
	Net Assets—100.0%	$39,320,425

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

34

Schedule of Investments

PowerShares S&P SmallCap Financials Portfolio (PSCF)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Banks—31.5%
20,426	Bank of the Ozarks, Inc.	$668,747
54,193	BBCN Bancorp, Inc.	646,523
54,832	Boston Private Financial Holdings, Inc.	505,551
10,296	City Holding Co.	361,596
27,556	Columbia Banking System, Inc.	488,017
27,422	Community Bank System, Inc.	756,573
61,144	CVB Financial Corp.	661,578
97,054	F.N.B. Corp.	1,041,389
48,686	First BanCorp.(a)	206,429
72,748	First Commonwealth Financial Corp.	476,499
40,640	First Financial Bancorp.	638,048
20,776	First Financial Bankshares, Inc.	752,715
51,997	First Midwest Bancorp, Inc.	643,203
49,968	Glacier Bancorp, Inc.	724,536
21,865	Hanmi Financial Corp.(a)	271,345
16,001	Home BancShares, Inc.	554,275
15,043	Independent Bank Corp.	443,919
84,557	National Penn Bancshares, Inc.	755,094
23,435	NBT Bancorp, Inc.	498,462
70,399	Old National Bancorp	863,796
22,344	PacWest Bancorp	502,740
22,642	Pinnacle Financial Partners, Inc.(a)	442,651
43,435	PrivateBancorp, Inc.	701,910
20,102	S&T Bancorp, Inc.	353,192
11,668	Simmons First National Corp., Class A	290,417
21,477	Sterling Bancorp	205,105
129,501	Susquehanna Bancshares, Inc.	1,342,925
27,866	Texas Capital Bancshares, Inc.(a)	1,322,799
7,942	Tompkins Financial Corp.	321,492
65,164	TrustCo Bank Corp. NY	363,615
22,550	UMB Financial Corp.	1,004,152
77,727	Umpqua Holdings Corp.	939,719
31,781	United Bankshares, Inc.	757,341
32,059	United Community Banks, Inc.(a)	278,913
24,613	Viewpoint Financial Group, Inc.	511,950
43,083	Wilshire Bancorp, Inc.(a)	280,470
25,261	Wintrust Financial Corp.	933,394
		22,511,080
	Diversified Financial Services—7.4%
14,143	Calamos Asset Management, Inc., Class A	152,744
28,226	Financial Engines, Inc.(a)	677,706
28,370	Interactive Brokers Group, Inc., Class A	404,272
26,660	Investment Technology Group, Inc.(a)	225,010
25,890	MarketAxess Holdings, Inc.	808,804
27,819	National Financial Partners Corp.(a)	510,479
11,350	Piper Jaffray Cos., Inc.(a)	304,748
34,574	Stifel Financial Corp.(a)	1,095,996
19,641	SWS Group, Inc.(a)	111,757
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
4,026	Virtus Investment Partners, Inc.(a)	$386,496
9,081	World Acceptance Corp.(a)	606,248
		5,284,260
	Insurance—10.7%
12,602	AMERISAFE, Inc.(a)	330,803
13,709	eHealth, Inc.(a)	297,485
21,403	Employers Holdings, Inc.	390,605
27,356	Horace Mann Educators Corp.	525,509
8,135	Infinity Property & Casualty Corp.	464,590
32,503	Meadowbrook Insurance Group, Inc.	182,667
7,300	Navigators Group, Inc. (The)(a)	387,484
14,801	Presidential Life Corp.	206,918
21,300	ProAssurance Corp.	1,904,220
11,791	RLI Corp.	803,910
8,826	Safety Insurance Group, Inc.	409,085
38,172	Selective Insurance Group, Inc.	705,800
12,368	Stewart Information Services Corp.	288,422
23,993	Tower Group, Inc.	432,354
15,195	United Fire Group, Inc.	361,185
		7,691,037
	Investment Companies—1.7%
100,466	Prospect Capital Corp.	1,189,517
	Real Estate—1.0%
24,091	Forestar Group, Inc.(a)	385,697
22,576	HFF, Inc., Class A(a)	314,484
		700,181
	REITS—40.8%
32,021	Acadia Realty Trust	822,299
37,902	Cedar Realty Trust, Inc.	200,502
57,480	Colonial Properties Trust	1,243,292
62,974	Cousins Properties, Inc.	529,611
135,557	DiamondRock Hospitality Co.	1,149,523
20,269	EastGroup Properties, Inc.	1,055,204
32,536	Entertainment Properties Trust	1,446,225
67,285	Extra Space Storage, Inc.	2,320,660
50,123	Franklin Street Properties Corp.	571,903
18,559	Getty Realty Corp.	339,815
29,963	Government Properties Income Trust	664,879
59,743	Healthcare Realty Trust, Inc.	1,403,363
53,921	Inland Real Estate Corp.	440,535
51,358	Kilroy Realty Corp.	2,280,809
48,709	Kite Realty Group Trust	266,438
59,922	LaSalle Hotel Properties	1,434,533
102,148	Lexington Realty Trust	969,385
21,151	LTC Properties, Inc.	698,195
94,176	Medical Properties Trust, Inc.	1,081,140
28,553	Mid-America Apartment Communities, Inc.	1,847,665

See Notes to Financial Statements.

35

Schedule of Investments (Continued)

PowerShares S&P SmallCap Financials Portfolio (PSCF)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
15,173	Parkway Properties, Inc.	$208,932
36,573	Pennsylvania Real Estate Investment Trust	604,552
37,648	Post Properties, Inc.	1,837,599
12,464	PS Business Parks, Inc.	799,316
25,738	Sabra Health Care REIT, Inc.	571,898
8,803	Saul Centers, Inc.	380,906
20,457	Sovran Self Storage, Inc.	1,182,415
65,217	Tanger Factory Outlet Centers, Inc.	2,052,379
8,811	Universal Health Realty Income Trust	435,616
17,732	Urstadt Biddle Properties, Inc., Class A	335,844
		29,175,433
	Retail—3.1%
20,376	Cash America International, Inc.	796,498
31,295	EZCORP, Inc., Class A(a)	615,260
18,284	First Cash Financial Services, Inc.(a)	816,563
		2,228,321
	Savings & Loans—3.7%
29,928	Bank Mutual Corp.	134,975
48,682	Brookline Bancorp, Inc.	412,823
19,981	Dime Community Bancshares	289,724
68,004	Northwest Bancshares, Inc.	809,248
27,002	Oritani Financial Corp.	412,591
37,600	Provident Financial Services, Inc.	564,000
		2,623,361
	Total Common Stocks and Other Equity Interests (Cost $61,235,134)	71,403,190
	Money Market Fund—0.0%
12,711	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $12,711)	12,711
	Total Investments (Cost $61,247,845)—99.9%	71,415,901
	Other assets less liabilities—0.1%	58,923
	Net Assets—100.0%	$71,474,824

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

36

Schedule of Investments

PowerShares S&P SmallCap Health Care Portfolio (PSCH)

October 31, 2012

Number of Shares		Value
	Common Stocks—100.0%
	Biotechnology—13.3%
93,867	Acorda Therapeutics, Inc.(a)	$2,248,115
137,050	ArQule, Inc.(a)	343,996
69,366	Cambrex Corp.(a)	837,941
149,448	Cubist Pharmaceuticals, Inc.(a)	6,411,319
60,176	Emergent Biosolutions, Inc.(a)	799,739
77,463	Enzo Biochem, Inc.(a)	154,926
125,232	Medicines Co. (The)(a)	2,745,085
106,476	Momenta Pharmaceuticals, Inc.(a)	1,350,116
120,474	Spectrum Pharmaceuticals, Inc.(a)	1,344,490
		16,235,727
	Commercial Services—8.6%
95,597	AMN Healthcare Services, Inc.(a)	948,322
44,712	Chemed Corp.	3,006,882
14,488	CorVel Corp.(a)	616,175
72,344	Cross Country Healthcare, Inc.(a)	318,313
22,128	Landauer, Inc.	1,282,318
140,926	PAREXEL International Corp.(a)	4,325,019
		10,497,029
	Distribution/Wholesale—2.4%
28,031	MWI Veterinary Supply, Inc.(a)	2,943,816
	Electronics—1.8%
28,657	Analogic Corp.	2,110,874
	Healthcare - Products—34.2%
48,250	Abaxis, Inc.(a)	1,774,635
165,308	Affymetrix, Inc.(a)	524,026
167,598	Align Technology, Inc.(a)	4,454,755
49,931	Cantel Medical Corp.	1,298,705
66,535	CONMED Corp.	1,840,358
58,484	CryoLife, Inc.	362,016
55,545	Cyberonics, Inc.(a)	2,568,956
55,415	Greatbatch, Inc.(a)	1,218,022
60,020	Haemonetics Corp.(a)	4,903,634
80,062	Hanger, Inc.(a)	2,029,572
29,394	ICU Medical, Inc.(a)	1,743,946
45,566	Integra LifeSciences Holdings Corp.(a)	1,742,899
67,783	Invacare Corp.	925,238
89,457	Luminex Corp.(a)	1,438,468
96,620	Meridian Bioscience, Inc.	1,908,245
92,708	Merit Medical Systems, Inc.(a)	1,338,703
69,882	Natus Medical, Inc.(a)	789,667
101,766	NuVasive, Inc.(a)	1,467,466
41,687	Palomar Medical Technologies, Inc.(a)	359,759
117,708	PSS World Medical, Inc.(a)	3,368,803
28,464	SurModics, Inc.(a)	511,783
85,741	Symmetry Medical, Inc.(a)	785,388
79,675	West Pharmaceutical Services, Inc.	4,292,092
		41,647,136
Number of Shares		Value
	Common Stocks (Continued)
	Healthcare - Services—19.0%
27,148	Air Methods Corp.(a)	$2,976,235
19,442	Almost Family, Inc.(a)	403,033
71,725	Amedisys, Inc.(a)	791,844
73,926	AmSurg Corp., Class A(a)	2,108,369
57,064	Bio-Reference Labs, Inc.(a)	1,584,097
120,700	Centene Corp.(a)	4,584,186
40,697	Ensign Group, Inc. (The)	1,186,725
66,550	Gentiva Health Services, Inc.(a)	625,570
78,481	Healthways, Inc.(a)	763,620
38,965	IPC The Hospitalist Co., Inc.(a)	1,343,903
123,994	Kindred Healthcare, Inc.(a)	1,215,141
35,918	LHC Group, Inc.(a)	629,283
64,048	Magellan Health Services, Inc.(a)	3,212,007
69,736	Molina Healthcare, Inc.(a)	1,748,282
		23,172,295
	Internet—1.0%
45,954	HealthStream, Inc.(a)	1,173,665
	Pharmaceuticals—14.7%
158,063	Akorn, Inc.(a)	1,898,337
25,357	Hi-Tech Pharmacal Co., Inc.(a)	794,942
52,026	Neogen Corp.(a)	2,226,192
69,129	PharMerica Corp.(a)	844,756
139,695	Questcor Pharmaceuticals, Inc.	3,559,429
116,890	Salix Pharmaceuticals Ltd.(a)	4,563,386
160,842	ViroPharma, Inc.(a)	4,061,260
		17,948,302
	Software—5.0%
24,349	Computer Programs & Systems, Inc.	1,188,475
51,704	Medidata Solutions, Inc.(a)	2,172,602
77,962	Omnicell, Inc.(a)	1,136,686
93,080	Quality Systems, Inc.	1,624,246
		6,122,009
	Total Common Stocks (Cost $125,653,605)	121,850,853
	Money Market Fund—0.0%
2,288	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $2,288)	2,288
	Total Investments (Cost $125,655,893)—100.0%	121,853,141
	Other assets less liabilities—0.0%	11,993
	Net Assets—100.0%	$121,865,134

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

37

Schedule of Investments

PowerShares S&P SmallCap Industrials Portfolio (PSCI)

October 31, 2012

Number of Shares		Value
	Common Stocks—100.0%
	Aerospace/Defense—12.4%
9,199	AAR Corp.	$138,813
4,332	Aerovironment, Inc.(a)	95,261
3,674	Cubic Corp.	179,291
10,752	Curtiss-Wright Corp.	331,914
13,787	GenCorp, Inc.(a)	121,601
6,052	Kaman Corp.	225,134
10,404	Moog, Inc., Class A(a)	385,052
1,119	National Presto Industries, Inc.	83,198
13,520	Orbital Sciences Corp.(a)	181,168
8,452	Teledyne Technologies, Inc.(a)	541,182
		2,282,614
	Airlines—2.1%
3,480	Allegiant Travel Co.(a)	253,135
11,738	SkyWest, Inc.	128,531
		381,666
	Building Materials—6.4%
4,270	AAON, Inc.	89,584
6,491	Apogee Enterprises, Inc.	132,222
8,552	Comfort Systems USA, Inc.	93,217
6,654	Gibraltar Industries, Inc.(a)	82,909
10,535	Griffon Corp.	106,930
4,334	NCI Building Systems, Inc.(a)	48,584
8,456	Quanex Building Products Corp.	167,175
9,184	Simpson Manufacturing Co., Inc.	279,745
4,520	Universal Forest Products, Inc.	174,020
		1,174,386
	Commercial Services—11.7%
11,550	ABM Industries, Inc.	219,450
3,187	CDI Corp.	54,785
1,952	Consolidated Graphics, Inc.(a)	57,604
14,115	Geo Group, Inc. (The)(a)	391,268
15,448	Healthcare Services Group, Inc.	369,207
3,761	Heidrick & Struggles International, Inc.	44,530
5,066	Insperity, Inc.	132,273
6,199	Kelly Services, Inc., Class A	82,385
10,983	Korn/Ferry International(a)	147,062
11,816	Navigant Consulting, Inc.(a)	122,768
9,876	On Assignment, Inc.(a)	188,434
9,617	Resources Connection, Inc.	118,674
9,195	TrueBlue, Inc.(a)	119,995
4,640	Viad Corp.	98,414
		2,146,849
	Computers—0.7%
8,941	Sykes Enterprises, Inc.(a)	121,776
	Distribution/Wholesale—1.5%
9,280	United Stationers, Inc.	269,306
Number of Shares		Value
	Common Stocks (Continued)
	Diversified Financial Services—3.0%
5,284	Encore Capital Group, Inc.(a)	$153,236
3,877	Portfolio Recovery Associates, Inc.(a)	405,728
		558,964
	Electrical Components & Equipment—5.4%
10,258	Belden, Inc.	367,236
4,258	Encore Wire Corp.	131,402
11,030	EnerSys(a)	380,314
2,066	Powell Industries, Inc.(a)	82,186
4,500	Vicor Corp.(a)	28,710
		989,848
	Electronics—6.2%
1,931	American Science & Engineering, Inc.	122,773
10,838	Brady Corp., Class A	333,377
6,123	ESCO Technologies, Inc.	229,245
12,530	II-VI, Inc.(a)	206,870
6,361	Watts Water Technologies, Inc., Class A	255,903
		1,148,168
	Engineering & Construction—5.7%
8,998	Aegion Corp., Class A(a)	166,193
7,697	Dycom Industries, Inc.(a)	109,605
15,279	EMCOR Group, Inc.	491,373
3,734	Engility Holdings, Inc.(a)	70,946
3,019	Exponent, Inc.(a)	165,985
6,213	Orion Marine Group, Inc.(a)	41,565
		1,045,667
	Environmental Control—2.1%
14,621	Tetra Tech, Inc.(a)	379,269
	Hand/Machine Tools—1.4%
4,390	Franklin Electric Co., Inc.	254,357
	Housewares—3.1%
13,483	Toro Co. (The)	569,252
	Machinery - Construction & Mining—0.8%
4,800	Astec Industries, Inc.(a)	138,240
	Machinery - Diversified—10.0%
6,602	Albany International Corp., Class A	145,046
9,612	Applied Industrial Technologies, Inc.	390,151
10,957	Briggs & Stratton Corp.	216,401
1,949	Cascade Corp.	126,665
2,912	Lindsay Corp.	222,389
9,772	Robbins & Myers, Inc.	579,284
4,261	Tennant Co.	159,447
		1,839,383
	Media—0.2%
6,598	Dolan Co. (The)(a)	30,549

See Notes to Financial Statements.

38

Schedule of Investments (Continued)

PowerShares S&P SmallCap Industrials Portfolio (PSCI)

October 31, 2012

Number of Shares		Value
	Common Stocks (Continued)
	Metal Fabricate/Hardware—3.7%
3,986	CIRCOR International, Inc.	$137,477
7,348	Kaydon Corp.	164,301
8,783	Mueller Industries, Inc.	384,696
		686,474
	Miscellaneous Manufacturing—12.0%
8,906	A.O. Smith Corp.	541,218
16,727	Actuant Corp., Class A	472,370
5,789	AZZ, Inc.	228,318
10,754	Barnes Group, Inc.	246,052
5,210	Ceradyne, Inc.	182,142
4,743	EnPro Industries, Inc.(a)	173,404
14,279	Federal Signal Corp.(a)	82,390
6,625	John Bean Technologies Corp.	102,157
3,897	Lydall, Inc.(a)	50,310
2,889	Standex International Corp.	133,587
		2,211,948
	Office Furnishings—1.0%
13,144	Interface, Inc.	188,091
	Storage/Warehousing—0.8%
8,690	Mobile Mini, Inc.(a)	151,380
	Textiles—2.1%
4,329	G&K Services, Inc., Class A	139,610
3,424	UniFirst Corp.	238,208
		377,818
	Transportation—7.7%
5,455	Arkansas Best Corp.	43,913
6,670	Forward Air Corp.	222,578
10,572	Heartland Express, Inc.	147,480
8,132	Hub Group, Inc., Class A(a)	252,173
13,511	Knight Transportation, Inc.	204,286
16,219	Old Dominion Freight Line, Inc.(a)	543,985
		1,414,415
	Total Investments (Cost $17,986,928)—100.0%	18,360,420
	Other assets less liabilities—0.0%	2,842
	Net Assets—100.0%	$18,363,262

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

39

Schedule of Investments

PowerShares S&P SmallCap Information Technology Portfolio (PSCT)

October 31, 2012

Number of Shares		Value
	Common Stocks—100.0%
	Commercial Services—6.3%
38,403	Cardtronics, Inc.(a)	$1,091,029
22,497	ExlService Holdings, Inc.(a)	666,811
12,657	Forrester Research, Inc.	366,294
33,782	Heartland Payment Systems, Inc.	881,034
29,576	MAXIMUS, Inc.	1,632,004
19,895	TeleTech Holdings, Inc.(a)	335,032
		4,972,204
	Computers—12.6%
41,386	3D Systems Corp.(a)	1,800,291
12,289	Agilysys, Inc.(a)	100,401
19,689	CACI International, Inc., Class A(a)	992,916
57,804	CIBER, Inc.(a)	180,348
26,354	iGATE Corp.(a)	422,982
38,611	Insight Enterprises, Inc.(a)	624,340
37,246	j2 Global, Inc.	1,118,870
43,507	LivePerson, Inc.(a)	682,625
17,391	Manhattan Associates, Inc.(a)	1,043,460
26,943	Mercury Computer Systems, Inc.(a)	220,798
13,992	MTS Systems Corp.	705,337
7,203	NCI, Inc., Class A(a)	40,481
31,158	NetScout Systems, Inc.(a)	770,537
19,850	RadiSys Corp.(a)	56,374
22,703	Super Micro Computer, Inc.(a)	179,581
28,668	Synaptics, Inc.(a)	663,951
17,259	Virtusa Corp.(a)	296,164
		9,899,456
	Distribution/Wholesale—0.9%
23,982	ScanSource, Inc.(a)	701,474
	Diversified Financial Services—0.5%
28,469	Higher One Holdings, Inc.(a)	359,563
	Electrical Components & Equipment—1.7%
30,517	Advanced Energy Industries, Inc.(a)	360,406
18,964	Littelfuse, Inc.	1,016,470
		1,376,876
	Electronics—16.6%
12,413	Badger Meter, Inc.	531,773
9,303	Bel Fuse, Inc., Class B	154,058
48,751	Benchmark Electronics, Inc.(a)	722,490
35,160	Checkpoint Systems, Inc.(a)	285,499
20,571	Coherent, Inc.(a)	939,066
29,480	CTS Corp.	244,094
26,971	Cymer, Inc.(a)	2,149,319
32,125	Daktronics, Inc.	281,736
21,641	Electro Scientific Industries, Inc.	231,126
14,719	FARO Technologies, Inc.(a)	591,704
33,073	FEI Co.	1,820,669
Number of Shares		Value
	Common Stocks (Continued)
13,384	Measurement Specialties, Inc.(a)	$436,452
30,581	Methode Electronics, Inc.	309,480
33,226	Newport Corp.(a)	359,505
16,220	OSI Systems, Inc.(a)	1,285,435
16,800	Park Electrochemical Corp.	416,976
30,387	Plexus Corp.(a)	817,714
24,796	Rofin-Sinar Technologies, Inc.(a)	451,535
14,272	Rogers Corp.(a)	562,460
45,545	TTM Technologies, Inc.(a)	409,905
		13,000,996
	Home Furnishings—0.4%
16,409	DTS, Inc.(a)	344,261
	Internet—9.5%
35,099	Blucora, Inc.(a)	615,987
27,849	comScore, Inc.(a)	394,620
37,047	DealerTrack Holdings, Inc.(a)	1,012,495
45,328	Dice Holdings, Inc.(a)	400,246
21,001	Liquidity Services, Inc.(a)	865,871
19,633	OpenTable, Inc.(a)	922,162
15,090	PC-Tel, Inc.	98,387
28,661	Perficient, Inc.(a)	325,876
22,285	QuinStreet, Inc.(a)	136,384
26,009	Sourcefire, Inc.(a)	1,112,925
12,833	Stamps.com, Inc.(a)	353,164
78,728	United Online, Inc.	421,982
24,969	VASCO Data Security International, Inc.(a)	176,781
31,577	Websense, Inc.(a)	417,448
21,342	XO Group, Inc.(a)	171,803
		7,426,131
	Machinery - Diversified—2.2%
34,636	Cognex Corp.	1,262,828
48,661	Intermec, Inc.(a)	329,922
20,379	Intevac, Inc.(a)	101,895
		1,694,645
	Miscellaneous Manufacturing—0.1%
33,668	STR Holdings, Inc.(a)	72,386
	Semiconductors—21.8%
27,743	ATMI, Inc.(a)	547,924
57,528	Brooks Automation, Inc.	415,352
20,254	Cabot Microelectronics Corp.	603,569
19,619	CEVA, Inc.(a)	297,228
56,102	Cirrus Logic, Inc.(a)	2,286,718
19,769	Cohu, Inc.	173,967
31,164	Diodes, Inc.(a)	472,446
18,914	DSP Group, Inc.(a)	104,027
76,738	Entropic Communications, Inc.(a)	369,110
39,704	Exar Corp.(a)	339,469

See Notes to Financial Statements.

40

Schedule of Investments (Continued)

PowerShares S&P SmallCap Information Technology Portfolio (PSCT)

October 31, 2012

Number of Shares		Value
	Common Stocks (Continued)
103,081	GT Advanced Technologies, Inc.(a)	$447,372
23,548	Hittite Microwave Corp.(a)	1,333,759
53,561	Kopin Corp.(a)	201,389
64,368	Kulicke & Soffa Industries, Inc.(a)	660,416
41,848	Micrel, Inc.	405,507
77,269	Microsemi Corp.(a)	1,483,565
45,928	MKS Instruments, Inc.	1,085,279
26,936	Monolithic Power Systems, Inc.(a)	523,366
18,405	Nanometrics, Inc.(a)	253,253
18,611	Pericom Semiconductor Corp.(a)	143,863
25,045	Power Integrations, Inc.	740,831
14,876	Rubicon Technology, Inc.(a)	129,272
28,042	Rudolph Technologies, Inc.(a)	266,679
28,964	Sigma Designs, Inc.(a)	172,046
9,225	Supertex, Inc.(a)	176,290
45,124	Tessera Technologies, Inc.	639,407
142,224	TriQuint Semiconductor, Inc.(a)	668,453
22,958	Ultratech, Inc.(a)	709,632
34,012	Veeco Instruments, Inc.(a)	1,044,168
22,116	Volterra Semiconductor Corp.(a)	401,848
		17,096,205
	Software—18.0%
26,323	Avid Technology, Inc.(a)	154,516
39,239	Blackbaud, Inc.	932,711
31,989	Bottomline Technologies, Inc.(a)	748,543
36,311	CommVault Systems, Inc.(a)	2,268,348
29,260	CSG Systems International, Inc.(a)	603,049
22,440	Digi International, Inc.(a)	211,385
30,938	Digital River, Inc.(a)	443,651
27,726	Ebix, Inc.	604,150
27,774	EPIQ Systems, Inc.	339,120
12,895	Interactive Intelligence Group, Inc.(a)	408,900
37,186	JDA Software Group, Inc.(a)	1,418,274
7,503	MicroStrategy, Inc., Class A(a)	708,808
31,870	Monotype Imaging Holdings, Inc.	487,930
13,241	OPNET Technologies, Inc.	561,816
55,034	Progress Software Corp.(a)	1,085,270
23,628	Synchronoss Technologies, Inc.(a)	484,138
23,014	SYNNEX Corp.(a)	745,423
78,314	Take-Two Interactive Software, Inc.(a)	873,201
22,633	Tyler Technologies, Inc.(a)	1,082,084
		14,161,317
	Telecommunications—9.4%
23,953	Anixter International, Inc.	1,404,125
98,366	Arris Group, Inc.(a)	1,351,549
14,653	Black Box Corp.	321,194
15,600	Comtech Telecommunications Corp.	392,652
101,712	Harmonic, Inc.(a)	441,430
19,346	LogMeIn, Inc.(a)	477,459
33,051	NETGEAR, Inc.(a)	1,173,641
Number of Shares		Value
	Common Stocks (Continued)
28,730	Novatel Wireless, Inc.(a)	$47,404
16,559	Oplink Communications, Inc.(a)	246,067
36,150	Symmetricom, Inc.(a)	222,323
34,404	ViaSat, Inc.(a)	1,336,251
		7,414,095
	Total Investments (Cost $85,285,011)—100.0%	78,519,609
	Liabilities in excess of other assets—(0.0)%	(13,632)
	Net Assets—100.0%	$78,505,977

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

41

Schedule of Investments

PowerShares S&P SmallCap Materials Portfolio (PSCM)

October 31, 2012

Number of Shares		Value
	Common Stocks—100.0%
	Building Materials—12.4%
9,157	Eagle Materials, Inc.	$485,046
12,176	Headwaters, Inc.(a)	87,545
4,128	Texas Industries, Inc.(a)	178,041
		750,632
	Chemicals—34.2%
5,885	A. Schulman, Inc.	151,009
4,729	American Vanguard Corp.	168,967
5,837	Balchem Corp.	203,303
9,945	H.B. Fuller Co.	302,328
1,823	Hawkins, Inc.	71,279
4,347	Innophos Holdings, Inc.	207,135
6,423	Kraton Performance Polymers, Inc.(a)	140,150
6,449	OM Group, Inc.(a)	130,463
17,654	PolyOne Corp.	334,190
2,592	Quaker Chemical Corp.	137,350
1,653	Stepan Co.	158,358
4,419	Zep, Inc.	63,324
		2,067,856
	Coal—3.7%
13,961	SunCoke Energy, Inc.(a)	224,353
	Environmental Control—2.3%
11,348	Calgon Carbon Corp.(a)	140,602
	Forest Products & Paper—20.4%
7,959	Buckeye Technologies, Inc.	208,526
4,633	Clearwater Paper Corp.(a)	183,189
2,169	Deltic Timber Corp.	147,188
7,632	KapStone Paper and Packaging Corp.(a)	167,675
3,147	Neenah Paper, Inc.	81,507
8,519	P.H. Glatfelter Co.	151,724
6,207	Schweitzer-Mauduit International, Inc.	217,431
9,237	Wausau Paper Corp.	76,390
		1,233,630
	Iron/Steel—1.8%
22,037	AK Steel Holding Corp.	111,066
	Metal Fabricate/Hardware—5.6%
3,312	A.M. Castle & Co.(a)	40,241
2,448	Haynes International, Inc.	124,065
1,827	Olympic Steel, Inc.	32,886
6,040	RTI International Metals, Inc.(a)	137,651
		334,843
	Mining—11.8%
5,019	AMCOL International Corp.	158,500
10,222	Century Aluminum Co.(a)	73,087
12,709	Globe Specialty Metals, Inc.	191,016
3,348	Kaiser Aluminum Corp.	202,822
4,071	Materion Corp.	85,288
		710,713
Number of Shares		Value
	Common Stocks (Continued)
	Miscellaneous Manufacturing—7.8%
4,138	Koppers Holdings, Inc.	$147,727
3,742	LSB Industries, Inc.(a)	150,690
6,184	Myers Industries, Inc.	91,709
4,798	Tredegar Corp.	81,422
		471,548
	Total Investments (Cost $6,246,176)—100.0%	6,045,243
	Liabilities in excess of other assets—(0.0)%	(103)
	Net Assets—100.0%	$6,045,140

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

42

Schedule of Investments

PowerShares S&P SmallCap Utilities Portfolio (PSCU)

October 31, 2012

Number of Shares		Value
	Common Stocks—99.2%
	Electric—38.3%
32,954	ALLETE, Inc.	$1,371,546
53,372	Avista Corp.	1,356,716
20,767	CH Energy Group, Inc.	1,350,478
40,584	El Paso Electric Co.	1,379,450
37,385	NorthWestern Corp.	1,338,757
63,669	UIL Holdings Corp.	2,302,908
51,857	UNS Energy Corp.	2,211,182
		11,311,037
	Gas—39.5%
32,411	Laclede Group, Inc. (The)	1,349,594
52,263	New Jersey Resources Corp.	2,323,613
27,813	Northwest Natural Gas Co.	1,294,139
90,575	Piedmont Natural Gas Co., Inc.	2,886,625
25,852	South Jersey Industries, Inc.	1,307,853
57,972	Southwest Gas Corp.	2,520,043
		11,681,867
	Telecommunications—16.8%
20,844	Atlantic Tele-Network, Inc.	863,775
68,456	Cbeyond, Inc.(a)	524,373
250,317	Cincinnati Bell, Inc.(a)	1,304,152
72,922	General Communication, Inc., Class A(a)	637,338
33,047	Lumos Networks Corp.	260,080
66,748	Neutral Tandem, Inc.	308,376
33,669	NTELOS Holdings Corp.	513,452
49,473	USA Mobility, Inc.	546,677
		4,958,223
	Water—4.6%
31,117	American States Water Co.	1,369,770
	Total Common Stocks (Cost $26,626,700)	29,320,897
	Money Market Fund—0.7%
203,629	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $203,629)	203,629
	Total Investments (Cost $26,830,329)—99.9%	29,524,526
	Other assets less liabilities—0.1%	16,794
	Net Assets—100.0%	$29,541,320

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

43

Statements of Assets and Liabilities

October 31, 2012

	PowerShares DWA SmallCap Technical LeadersTM Portfolio (DWAS)	PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)	PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)	PowerShares S&P SmallCap Energy Portfolio (PSCE)	PowerShares S&P SmallCap Financials Portfolio (PSCF)
ASSETS:
Unaffiliated investments, at value	$14,235,052	$61,151,632	$29,078,177	$39,338,707	$71,415,901
Affiliated investments, at value(a)	—	—	1,491,892	—	—
Total investments, at value	14,235,052	61,151,632	30,570,069	39,338,707	71,415,901
Receivables:
Investments sold	—	774,930	36,432	1,877,047	—
Dividends and interest	2,454	15,210	19,623	—	77,273
Total Assets	14,237,506	61,941,772	30,626,124	41,215,754	71,493,174
LIABILITIES:
Due to custodian	—	775,706	—	—	—
Payables:
Investments purchased	—	—	30,039	1,885,276	—
Collateral upon return of securities loaned	—	—	1,491,892	—	—
Accrued unitary management fees	6,584	15,278	7,083	10,053	18,350
Total Liabilities	6,584	790,984	1,529,014	1,895,329	18,350
NET ASSETS	$14,230,922	$61,150,788	$29,097,110	$39,320,425	$71,474,824
NET ASSETS CONSIST OF:
Shares of beneficial interest	$14,343,123	$56,050,795	$28,749,864	$56,559,281	$61,223,791
Undistributed net investment income (loss)	10,064	75,239	90,022	(19,691)	589,631
Undistributed net realized gain (loss)	(215,946)	(1,268,013)	(522,960)	(6,421,755)	(506,654)
Net unrealized appreciation (depreciation)	93,681	6,292,767	780,184	(10,797,410)	10,168,056
Net Assets	$14,230,922	$61,150,788	$29,097,110	$39,320,425	$71,474,824
Shares outstanding (unlimited amount authorized, $0.01 par value)	550,001	1,900,000	850,000	1,200,000	2,350,000
Net asset value	$25.87	$32.18	$34.23	$32.77	$30.41
Share price	$25.80	$32.18	$34.14	$32.72	$30.39
Unaffiliated investments, at cost	$14,141,371	$54,858,865	$28,297,993	$50,136,117	$61,247,845
Affiliated investments, at cost	$—	$—	$1,491,892	$—	$—
Total investments, at cost	$14,141,371	$54,858,865	$29,789,885	$50,136,117	$61,247,845
(a) Includes securities on loan with an aggregate value of	$—	$—	$1,476,440	$—	$—

See Notes to Financial Statements.

44

	PowerShares S&P SmallCap Health Care Portfolio (PSCH)	PowerShares S&P SmallCap Industrials Portfolio (PSCI)	PowerShares S&P SmallCap Information Technology Portfolio (PSCT)	PowerShares S&P SmallCap Materials Portfolio (PSCM)	PowerShares S&P SmallCap Utilities Portfolio (PSCU)
ASSETS:
Unaffiliated investments, at value	$121,853,141	$18,360,420	$78,519,609	$6,045,243	$29,524,526
Affiliated investments, at value(a)	—	—	—	—	—
Total investments, at value	121,853,141	18,360,420	78,519,609	6,045,243	29,524,526
Receivables:
Investments sold	—	—	—	—	—
Dividends and interest	43,407	8,248	7,870	3,159	24,182
Total Assets	121,896,548	18,368,668	78,527,479	6,048,402	29,548,708
LIABILITIES:
Due to custodian	—	925	2,009	1,799	—
Payables:
Investments purchased	—	—	—	—	—
Collateral upon return of securities loaned	—	—	—	—	—
Accrued unitary management fees	31,414	4,481	19,493	1,463	7,388
Total Liabilities	31,414	5,406	21,502	3,262	7,388
NET ASSETS	$121,865,134	$18,363,262	$78,505,977	$6,045,140	$29,541,320
NET ASSETS CONSIST OF:
Shares of beneficial interest	$128,244,332	$18,301,243	$87,917,797	$6,444,618	$26,638,514
Undistributed net investment income (loss)	44,014	172,262	628,439	18,301	470,186
Undistributed net realized gain (loss)	(2,620,460)	(483,735)	(3,274,857)	(216,846)	(261,577)
Net unrealized appreciation (depreciation)	(3,802,752)	373,492	(6,765,402)	(200,933)	2,694,197
Net Assets	$121,865,134	$18,363,262	$78,505,977	$6,045,140	$29,541,320
Shares outstanding (unlimited amount authorized, $0.01 par value)	3,550,000	600,000	2,650,000	200,000	950,000
Net asset value	$34.33	$30.61	$29.62	$30.23	$31.10
Share price	$34.30	$30.55	$29.59	$30.22	$31.07
Unaffiliated investments, at cost	$125,655,893	$17,986,928	$85,285,011	$6,246,176	$26,830,329
Affiliated investments, at cost	$—	$—	$—	$—	$—
Total investments, at cost	$125,655,893	$17,986,928	$85,285,011	$6,246,176	$26,830,329
(a) Includes securities on loan with an aggregate value of	$—	$—	$—	$—	$—

45

Statements of Operations

	PowerShares DWA SmallCap Technical LeadersTM Portfolio (DWAS)	PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)	PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)	PowerShares S&P SmallCap Energy Portfolio (PSCE)	PowerShares S&P SmallCap Financials Portfolio (PSCF)
	For the Period July 16, 2012(a) through October 31, 2012	Year Ended October 31, 2012	Year Ended October 31, 2012	Year Ended October 31, 2012	Year Ended October 31, 2012
INVESTMENT INCOME:
Dividend income	$24,802	$441,297	$223,806	$171,635	$1,678,412
Securities lending income	—	—	90,496	—	—
Total Income	24,802	441,297	314,302	171,635	1,678,412
EXPENSES:
Unitary management fees	14,738	162,582	70,099	157,286	207,980
Net Investment Income	10,064	278,715	244,203	14,349	1,470,432
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
Investment securities	(215,946)	(820,476)	(457,358)	(6,101,917)	(416,028)
In-kind redemptions	204,583	2,777,114	1,789,614	593,078	4,478,394
Net realized gain (loss)	(11,363)	1,956,638	1,332,256	(5,508,839)	4,062,366
Net change in unrealized appreciation (depreciation) investment securities	93,681	6,590,071	1,248,758	3,438,285	5,450,234
Net realized and unrealized gain (loss)	82,318	8,546,709	2,581,014	(2,070,554)	9,512,600
Net increase (decrease) in net assets resulting from operations	$92,382	$8,825,424	$2,825,217	$(2,056,205)	$10,983,032

(a) Commencement of Investment Operations.

See Notes to Financial Statements.

46

	PowerShares S&P SmallCap Health Care Portfolio (PSCH)	PowerShares S&P SmallCap Industrials Portfolio (PSCI)	PowerShares S&P SmallCap Information Technology Portfolio (PSCT)	PowerShares S&P SmallCap Materials Portfolio (PSCM)	PowerShares S&P SmallCap Utilities Portfolio (PSCU)
	Year Ended October 31, 2012	Year Ended October 31, 2012	Year Ended October 31, 2012	Year Ended October 31, 2012	Year Ended October 31, 2012
INVESTMENT INCOME:
Dividend income	$387,366	$457,520	$939,892	$41,775	$1,508,995
Securities lending income	—	—	—	—	—
Total Income	387,366	457,520	939,892	41,775	1,508,995
EXPENSES:
Unitary management fees	341,148	76,536	263,797	12,462	109,602
Net Investment Income	46,218	380,984	676,095	29,313	1,399,393
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
Investment securities	(3,228,145)	(396,049)	(2,082,994)	(135,799)	(98,950)
In-kind redemptions	8,682,798	2,638,028	8,695,293	867,299	3,351,282
Net realized gain (loss)	5,454,653	2,241,979	6,612,299	731,500	3,252,332
Net change in unrealized appreciation (depreciation) investment securities	8,476,184	100,702	(1,375,771)	(147,962)	(2,914,896)
Net realized and unrealized gain (loss)	13,930,837	2,342,681	5,236,528	583,538	337,436
Net increase (decrease) in net assets resulting from operations	$13,977,055	$2,723,665	$5,912,623	$612,851	$1,736,829

47

Statements of Changes in Net Assets

	PowerShares DWA SmallCap Technical LeadersTM Portfolio (DWAS)	PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)		PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)		PowerShares S&P SmallCap Energy Portfolio (PSCE)
	For the Period July 16, 2012(a) through October 31, 2012	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
OPERATIONS:
Net investment income (loss)	$10,064	$278,715	$281,919	$244,203	$126,058	$14,349	$250,823
Net realized gain (loss)	(11,363)	1,956,638	4,458,588	1,332,256	1,981,223	(5,508,839)	(9,511,988)
Net change in unrealized appreciation (depreciation)	93,681	6,590,071	(3,309,067)	1,248,758	(765,318)	3,438,285	(14,341,538)
Net increase (decrease) in net assets resulting from operations	92,382	8,825,424	1,431,440	2,825,217	1,341,963	(2,056,205)	(23,602,703)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(289,513)	(228,625)	(169,699)	(116,811)	(34,040)	(290,979)
Return of capital	—	—	—	—	—	(1,192)	(208,929)
Total distributions to shareholders	—	(289,513)	(228,625)	(169,699)	(116,811)	(35,232)	(499,908)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	15,462,033	22,856,029	42,132,129	25,963,585	24,383,999	28,300,795	259,918,800
Value of shares repurchased	(1,323,493)	(13,691,501)	(31,090,315)	(11,845,625)	(18,770,425)	(43,995,171)	(186,608,651)
Net increase (decrease) in net assets resulting from shares transactions	14,138,540	9,164,528	11,041,814	14,117,960	5,613,574	(15,694,376)	73,310,149
Increase (Decrease) in Net Assets	14,230,922	17,700,439	12,244,629	16,773,478	6,838,726	(17,785,813)	49,207,538
NET ASSETS:
Beginning of period	—	43,450,349	31,205,720	12,323,632	5,484,906	57,106,238	7,898,700
End of period	$14,230,922	$61,150,788	$43,450,349	$29,097,110	$12,323,632	$39,320,425	$57,106,238
Undistributed net investment income (loss) at end of period	$10,064	$75,239	$86,037	$90,022	$15,518	$(19,691)	$—
CHANGES IN SHARES OUTSTANDING:
Shares sold	600,001	750,000	1,500,000	800,000	800,000	800,000	6,850,000
Shares repurchased	(50,000)	(450,000)	(1,150,000)	(350,000)	(600,000)	(1,300,000)	(5,450,000)
Shares outstanding, beginning of period	—	1,600,000	1,250,000	400,000	200,000	1,700,000	300,000
Shares outstanding, end of period	550,001	1,900,000	1,600,000	850,000	400,000	1,200,000	1,700,000

(a) Commencement of Investment Operations.

See Notes to Financial Statements.

48

	PowerShares S&P SmallCap Financials Portfolio (PSCF)		PowerShares S&P SmallCap Health Care Portfolio (PSCH)		PowerShares S&P SmallCap Industrials Portfolio (PSCI)
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
OPERATIONS:
Net investment income (loss)	$1,470,432	$1,256,988	$46,218	$(64,027)	$380,984	$195,556
Net realized gain (loss)	4,062,366	910,978	5,454,653	18,395,925	2,241,979	2,921,486
Net change in unrealized appreciation (depreciation)	5,450,234	1,270,315	8,476,184	(13,479,233)	100,702	(1,785,626)
Net increase (decrease) in net assets resulting from operations	10,983,032	3,438,281	13,977,055	4,852,665	2,723,665	1,331,416
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,235,133)	(1,154,338)	(1,071,157)	(137,714)	(247,735)	(254,463)
Return of capital	—	—	—	—	—	—
Total distributions to shareholders	(1,235,133)	(1,154,338)	(1,071,157)	(137,714)	(247,735)	(254,463)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	26,134,667	21,178,597	49,190,613	199,904,310	13,016,196	20,190,583
Value of shares repurchased	(24,964,342)	(12,985,821)	(46,712,105)	(143,702,874)	(22,826,715)	(17,564,040)
Net increase (decrease) in net assets resulting from shares transactions	1,170,325	8,192,776	2,478,508	56,201,436	(9,810,519)	2,626,543
Increase (Decrease) in Net Assets	10,918,224	10,476,719	15,384,406	60,916,387	(7,334,589)	3,703,496
NET ASSETS:
Beginning of period	60,556,600	50,079,881	106,480,728	45,564,341	25,697,851	21,994,355
End of period	$71,474,824	$60,556,600	$121,865,134	$106,480,728	$18,363,262	$25,697,851
Undistributed net investment income (loss) at end of period	$589,631	$278,623	$44,014	$—	$172,262	$39,013
CHANGES IN SHARES OUTSTANDING:
Shares sold	900,000	800,000	1,450,000	6,300,000	450,000	700,000
Shares repurchased	(850,000)	(500,000)	(1,400,000)	(4,600,000)	(800,000)	(600,000)
Shares outstanding, beginning of period	2,300,000	2,000,000	3,500,000	1,800,000	950,000	850,000
Shares outstanding, end of period	2,350,000	2,300,000	3,550,000	3,500,000	600,000	950,000

49

Statements of Changes in Net Assets (Continued)

	PowerShares S&P SmallCap Information Technology Portfolio (PSCT)		PowerShares S&P SmallCap Materials Portfolio (PSCM)
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
OPERATIONS:
Net investment income (loss)	$676,095	$17,080	$29,313	$25,054
Net realized gain (loss)	6,612,299	4,657,029	731,500	366,211
Net change in unrealized appreciation (depreciation)	(1,375,771)	(10,046,584)	(147,962)	(73,462)
Net increase (decrease) in net assets resulting from operations	5,912,623	(5,372,475)	612,851	317,803
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(47,656)	(78,158)	(20,424)	(36,952)
Return of capital	—	(23,587)	—	—
Total distributions to shareholders	(47,656)	(101,745)	(20,424)	(36,952)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	44,879,720	100,508,159	8,792,946	10,539,954
Value of shares repurchased	(52,859,202)	(50,039,560)	(9,821,001)	(6,962,396)
Net increase (decrease) in net assets resulting from shares transactions	(7,979,482)	50,468,599	(1,028,055)	3,577,558
Increase (Decrease) in Net Assets	(2,114,515)	44,994,379	(435,628)	3,858,409
NET ASSETS:
Beginning of period	80,620,492	35,626,113	6,480,768	2,622,359
End of period	$78,505,977	$80,620,492	$6,045,140	$6,480,768
Undistributed net investment income (loss) at end of period	$628,439	$—	$18,301	$9,412
CHANGES IN SHARES OUTSTANDING:
Shares sold	1,500,000	3,350,000	300,000	400,000
Shares repurchased	(1,750,000)	(1,800,000)	(350,000)	(250,000)
Shares outstanding, beginning of period	2,900,000	1,350,000	250,000	100,000
Shares outstanding, end of period	2,650,000	2,900,000	200,000	250,000
See Notes to Financial Statements.

50

	PowerShares S&P SmallCap Utilities Portfolio (PSCU)
	Year Ended October 31, 2012	Year Ended October 31, 2011
OPERATIONS:
Net investment income (loss)	$1,399,393	$1,389,426
Net realized gain (loss)	3,252,332	646,133
Net change in unrealized appreciation (depreciation)	(2,914,896)	2,981,700
Net increase (decrease) in net assets resulting from operations	1,736,829	5,017,259
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,169,226)	(1,374,327)
Return of capital	—	—
Total distributions to shareholders	(1,169,226)	(1,374,327)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	6,171,146	12,977,223
Value of shares repurchased	(23,745,121)	(8,572,960)
Net increase (decrease) in net assets resulting from shares transactions	(17,573,975)	4,404,263
Increase (Decrease) in Net Assets	(17,006,372)	8,047,195
NET ASSETS:
Beginning of period	46,547,692	38,500,497
End of period	$29,541,320	$46,547,692
Undistributed net investment income (loss) at end of period	$470,186	$240,019
CHANGES IN SHARES OUTSTANDING:
Shares sold	200,000	450,000
Shares repurchased	(800,000)	(300,000)
Shares outstanding, beginning of period	1,550,000	1,400,000
Shares outstanding, end of period	950,000	1,550,000

51

Financial Highlights

PowerShares DWA SmallCap Technical LeadersTM Portfolio (DWAS)

	For the Period July 16, 2012 (a) through October 31, 2012
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$24.85
Net investment income(b)	0.03
Net realized and unrealized gain on investments	0.99	(c)
Total from investment operations	1.02
Net asset value at end of period	$25.87
Share price at end of period(d)	$25.80
Net Asset Value, Total Return(e)	4.10	%(f)
Share Price Total Return(e)	3.82	%(f)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$14,231
Ratio to average net assets of:
Expenses	0.60	%(g)
Net investment income	0.41	%(g)
Portfolio turnover rate(h)	18%

PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)

	Year Ended October 31,		For the Period April 5, 2010 (a) through
	2012	2011	October 31, 2010
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$27.16	$24.96	$25.61
Net investment income(b)	0.15	0.17	0.05
Net realized and unrealized gain (loss) on investments	5.03	2.18	(0.70	)(c)
Total from investment operations	5.18	2.35	(0.65)
Distributions to shareholders from:
Net investment income	(0.16)	(0.15)	—
Net asset value at end of period	$32.18	$27.16	$24.96
Share price at end of period(d)	$32.18	$27.19	$24.96
NET ASSET VALUE, TOTAL RETURN(e)	19.17%	9.39%	(2.54	)%(i)
SHARE PRICE TOTAL RETURN(e)	19.04%	9.51%	(2.54	)%(i)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$61,151	$43,450	$31,206
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29	%(g)
Net investment income	0.50%	0.61%	0.41	%(g)
Portfolio turnover rate(h)	8%	8%	6%

(a)  Commencement of Investment Operations.

(b)  Based on average shares outstanding.

(c)  Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund's change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.

(d)  The mean between the last bid and ask prices.

(e)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and the sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)  The net asset value total return from Fund Inception (July 19, 2012, the first day of trading on the exchange) to October 31, 2012 was 3.52%. The share price total return from Fund Inception to October 31, 2012 was 3.12%.

(g)  Annualized.

(h)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

(i)  The net asset value total return from Fund Inception (April 7, 2010, the first day of trading on the exchange) to October 31, 2010 was (3.37)%. The share price total return from Fund Inception to October 31, 2010 was (3.29)%.

See Notes to Financial Statements.

52

Financial Highlights (Continued)

PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)

	Year Ended October 31,		For the Period April 5, 2010 (a) through
	2012	2011	October 31, 2010
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$30.81	$27.42	$25.40
Net investment income(b)	0.34	0.33	0.09
Net realized and unrealized gain on investments	3.30	3.37	1.98
Total from investment operations	3.64	3.70	2.07
Distributions to shareholders from:
Net investment income	(0.22)	(0.31)	(0.05)
Net asset value at end of period	$34.23	$30.81	$27.42
Share price at end of period(c)	$34.14	$30.84	$27.44
NET ASSET VALUE, TOTAL RETURN(d)	11.86%	13.53%	8.15	%(e)
SHARE PRICE TOTAL RETURN(d)	11.45%	13.55%	8.23	%(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$29,097	$12,324	$5,485
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29	%(f)
Net investment income	1.01%	1.07%	0.61	%(f)
Portfolio turnover rate(g)	14%	30%	10%

PowerShares S&P SmallCap Energy Portfolio (PSCE)

	Year Ended October 31,			For the Period April 5, 2010 (a) through
	2012		2011	October 31, 2010
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$33.59		$26.33	$25.76
Net investment income(b)	0.01		0.11	0.00	(h)
Net realized and unrealized gain (loss) on investments	(0.81)		7.57 (i)	0.57
Total from investment operations	(0.80)		7.68	0.57
Distributions to shareholders from:
Net investment income	(0.02)		(0.24)	—
Return of capital	(0.00	)(j)	(0.18)	—
Total distributions	(0.02)		(0.42)	—
Net asset value at end of period	$32.77		$33.59	$26.33
Share price at end of period(c)	$32.72		$33.62	$26.33
NET ASSET VALUE, TOTAL RETURN(d)	(2.37)%		29.21%	2.21	%(k)
SHARE PRICE TOTAL RETURN(d)	(2.61)%		29.33%	2.21	%(k)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$39,320		$57,106	$7,899
Ratio to average net assets of:
Expenses	0.29%		0.29%	0.29	%(f)
Net investment income	0.03%		0.28%	0.02	%(f)
Portfolio turnover rate(g)	36%		46%	13%

(a)  Commencement of Investment Operations.

(b)  Based on average shares outstanding.

(c)  The mean between the last bid and ask price.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)  The net asset value total return from Fund Inception (April 7, 2010, the first day of trading on the exchange) to October 31, 2010 was 8.15%. The share price total return from Fund Inception to October 31, 2010 was 8.23%.

(f)  Annualized.

(g)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

(h)  Amount represents less than $0.005.

(i)  Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund's change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.

(j)  Amount represents less than $(0.005).

(k)  The net asset value total return from Fund Inception (April 7, 2010, the first day of trading on the exchange) to October 31, 2010 was 2.89%. The share price total return from Fund Inception to October 31, 2010 was 3.05%.

See Notes to Financial Statements.

53

Financial Highlights (Continued)

PowerShares S&P SmallCap Financials Portfolio (PSCF)

	Year Ended October 31,		For the Period April 5, 2010 (a) through
	2012	2011	October 31, 2010
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$26.33	$25.04	$25.41
Net investment income(b)	0.60	0.57	0.24
Net realized and unrealized gain (loss) on investments	3.99	1.25	(0.46	)(c)
Total from investment operations	4.59	1.82	(0.22)
Distributions to shareholders from:
Net investment income	(0.51)	(0.53)	(0.15)
Net asset value at end of period	$30.41	$26.33	$25.04
Share price at end of period(d)	$30.39	$26.36	$25.02
NET ASSET VALUE, TOTAL RETURN(e)	17.67%	7.33%	(0.84	)%(f)
SHARE PRICE TOTAL RETURN(e)	17.46%	7.54%	(0.92	)%(f)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$71,475	$60,557	$50,080
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29	%(g)
Net investment income	2.05%	2.14%	1.90	%(g)
Portfolio turnover rate(h)	10%	13%	5%

PowerShares S&P SmallCap Health Care Portfolio (PSCH)

	Year Ended October 31,		For the Period April 5, 2010 (a) through
	2012	2011	October 31, 2010
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$30.42	$25.31	$25.30
Net investment income (loss)(b)	0.01	(0.02)	(0.01)
Net realized and unrealized gain on investments	4.22	5.20	0.02
Total from investment operations	4.23	5.18	0.01
Distributions to shareholders from:
Net investment income	(0.32)	(0.07)	—
Net asset value at end of period	$34.33	$30.42	$25.31
Share price at end of period(d)	$34.30	$30.46	$25.31
NET ASSET VALUE, TOTAL RETURN(e)	14.01%	20.51%	0.04	%(j)
SHARE PRICE TOTAL RETURN(e)	13.77%	20.67%	0.04	%(j)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$121,865	$106,481	$45,564
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29	%(g)
Net investment income (loss)	0.04%	(0.06)%	(0.08	)%(g)
Portfolio turnover rate(h)	23%	15%	14%

(a)  Commencement of Investment Operations.

(b)  Based on average shares outstanding.

(c)  Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund's change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.

(d)  The mean between the last bid and ask prices.

(e)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and the sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)  The net asset value total return from Fund Inception (April 7, 2010, the first day of trading on the exchange) to October 31, 2010 was (2.30)%. The share price total return from Fund Inception to October 31, 2010 was (2.42)%.

(g)  Annualized.

(h)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

(i)  Amount represents less than $0.005.

(j)  The net asset value total return from Fund Inception (April 7, 2010, the first day of trading on the exchange) to October 31, 2010 was 0.92%. The share price total return from Fund Inception to October 31, 2010 was 1.00%.

See Notes to Financial Statements.

54

Financial Highlights (Continued)

PowerShares S&P SmallCap Industrials Portfolio (PSCI)

	Year Ended October 31,			For the Period April 5, 2010 (a) through
	2012		2011	October 31, 2010
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$27.05		$25.88	$25.41
Net investment income(b)	0.42	(c)	0.19	0.12	(d)
Net realized and unrealized gain on investments	3.39		1.20	0.38
Total from investment operations	3.81		1.39	0.50
Distributions to shareholders from:
Net investment income	(0.25)		(0.22)	(0.03)
Net asset value at end of period	$30.61		$27.05	$25.88
Share price at end of period(e)	$30.55		$27.07	$25.88
NET ASSET VALUE, TOTAL RETURN(f)	14.16%		5.34%	1.95	%(g)
SHARE PRICE TOTAL RETURN(f)	13.85%		5.42%	1.95	%(g)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$18,363		$25,698	$21,994
Ratio to average net assets of:
Expenses	0.29%		0.29%	0.29	%(h)
Net investment income	1.44	%(c)	0.63%	0.95	%(d)(h)
Portfolio turnover rate(i)	9%		9%	11%

PowerShares S&P SmallCap Information Technology Portfolio (PSCT)

	Year Ended October 31,		For the Period April 5, 2010 (a) through
	2012	2011	October 31, 2010
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$27.80	$26.39	$25.53
Net investment income(b)	0.22	0.01	0.06	(j)
Net realized and unrealized gain on investments	1.62	1.46 (k)	0.80
Total from investment operations	1.84	1.47	0.86
Distributions to shareholders from:
Net investment income	(0.02)	(0.05)	—
Return of capital	—	(0.01)	—
Total distributions	(0.02)	(0.06)	—
Net asset value at end of period	$29.62	$27.80	$26.39
Share price at end of period(e)	$29.59	$27.80	$26.38
NET ASSET VALUE, TOTAL RETURN(f)	6.61%	5.56%	3.37	%(l)
SHARE PRICE TOTAL RETURN(f)	6.50%	5.60%	3.33	%(l)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$78,506	$80,620	$35,626
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29	%(h)
Net investment income	0.74%	0.02%	0.48	%(h)(j)
Portfolio turnover rate(i)	14%	9%	10%

(a)  Commencement of Investment Operations.

(b)  Based on average shares outstanding.

(c)  Net Investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $10.50 per share owned of Kaydon Corp. on March 27, 2012. Net investment income per share and the ratio of net investment income to average net excluding the special dividends are $0.26 and 0.88%, respectively.

(d)  Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $1 per share owned of Heartland Express, Inc. on October 5, 2010. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.09 and 0.68%, respectively.

(e)  The mean between the last bid and ask price.

(f)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(g)  The net asset value total return from Fund Inception (April 7, 2010, the first day of trading on the exchange) to October 31, 2010 was 2.24%. The share price total return from Fund Inception to October 31, 2010 was 2.28%.

(h)  Annualized.

(i)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

(j)  Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.25 per share owned of Anixter International, Inc. on October 28, 2010. Net investment income(loss) per share and the ratio of net investment income(loss) to average net assets excluding the special dividend are less than $(0.005) and (0.005)%, respectively.

(k)  Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund's change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.

(l)  The net asset value total return from Fund Inception (April 7, 2010, the first day of trading on the exchange) to October 31, 2010 was 3.33%. The share price total return from Fund Inception to October 31, 2010 was 3.33%.

See Notes to Financial Statements.

55

Financial Highlights (Continued)

PowerShares S&P SmallCap Materials Portfolio (PSCM)

	Year Ended October 31,			For the Period April 5, 2010 (a) through
	2012	2011		October 31, 2010
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$25.92	$26.22		$25.60
Net investment income(b)	0.19	0.16		0.10
Net realized and unrealized gain (loss) on investments	4.26	(0.20	)(c)	0.60	(c)
Total from investment operations	4.45	(0.04)		0.70
Distributions to shareholders from:
Net investment income	(0.14)	(0.26)		(0.08)
Net asset value at end of period	$30.23	$25.92		$26.22
Share price at end of period(d)	$30.22	$25.89		$26.22
NET ASSET VALUE, TOTAL RETURN(e)	17.24%	(0.21)%		2.79	%(f)
SHARE PRICE TOTAL RETURN(e)	17.34%	(0.33)%		2.79	%(f)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$6,045	$6,481		$2,622
Ratio to average net assets of:
Expenses	0.29%	0.31%		0.29	%(g)
Net investment income	0.68%	0.63%		0.70	%(g)
Portfolio turnover rate(h)	14%	17%		28%

PowerShares S&P SmallCap Utilities Portfolio (PSCU)

	Year Ended October 31,			For the Period April 5, 2010 (a) through
	2012		2011	October 31, 2010
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$30.03		$27.50	$25.30
Net investment income(b)	1.13	(i)	0.91	0.40
Net realized and unrealized gain on investments	0.84		2.54	2.03
Total from investment operations	1.97		3.45	2.43
Distributions to shareholders from:
Net investment income	(0.90)		(0.92)	(0.23)
Net asset value at end of period	$31.10		$30.03	$27.50
Share price at end of period(d)	$31.07		$30.02	$27.49
NET ASSET VALUE, TOTAL RETURN(e)	6.66%		12.76%	9.70	%(j)
SHARE PRICE TOTAL RETURN(e)	6.59%		12.77%	9.66	%(j)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$29,541		$46,548	$38,500
Ratio to average net assets of:
Expenses	0.29%		0.29%	0.29	%(g)
Net investment income	3.70	%(i)	3.16%	3.14	%(g)
Portfolio turnover rate(h)	6%		8%	8%

(a)  Commencement of Investment Operations.

(b)  Based on average shares outstanding.

(c)  Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund's change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.

(d)  The mean between the last bid and ask price.

(e)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)  The net asset value total return from Fund Inception (April 7, 2010, the first day of trading on the exchange) to October 31, 2010 was 2.23%. The share price total return from Fund Inception to October 31, 2010 was 2.23%.

(g)  Annualized.

(h)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

(i)  Net Investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Neutral Tandem, Inc. on October 31, 2012. Net investment income per share and the ratio of net investment income to average net excluding the special dividends are $0.97 and 3.17%, respectively.

(j)  The net asset value total return from Fund Inception (April 7, 2010, the first day of trading on the exchange) to October 31, 2010 was 9.05%. The share price total return from Fund Inception to October 31, 2010 was 9.01%.

See Notes to Financial Statements.

56

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the "Trust") was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As of October 31, 2012, the Trust offered sixty portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares DWA SmallCap Technical LeadersTM Portfolio (DWAS)	"DWA SmallCap Technical LeadersTM Portfolio"
PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)	"S&P SmallCap Consumer Discretionary Portfolio"
PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)	"S&P SmallCap Consumer Staples Portfolio"
PowerShares S&P SmallCap Energy Portfolio (PSCE)	"S&P SmallCap Energy Portfolio"
PowerShares S&P SmallCap Financials Portfolio (PSCF)	"S&P SmallCap Financials Portfolio"
PowerShares S&P SmallCap Health Care Portfolio (PSCH)	"S&P SmallCap Health Care Portfolio"
PowerShares S&P SmallCap Industrials Portfolio (PSCI)	"S&P SmallCap Industrials Portfolio"
PowerShares S&P SmallCap Information Technology Portfolio (PSCT)	"S&P SmallCap Information Technology Portfolio"
PowerShares S&P SmallCap Materials Portfolio (PSCM)	"S&P SmallCap Materials Portfolio"
PowerShares S&P SmallCap Utilities Portfolio (PSCU)	"S&P SmallCap Utilities Portfolio"

Each portfolio (each, a "Fund" and collectively, the "Funds") represents a separate series of the Trust. The shares of the Funds are referred to herein as "Shares" or "Fund's Shares." Each Fund's Shares are listed and traded on The NASDAQ Stock Market LLC ("NASDAQ"), except for Shares of the DWA SmallCap Technical LeadersTM Portfolio, which are listed and traded on NYSE Arca, Inc.

The market prices of each Fund's Shares may differ to some degree from the Fund's net asset value ("NAV"). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a "Creation Unit." Creation Units are issued and redeemed generally in-kind for securities included in each Fund's relevant index. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an "Underlying Index"):

Fund	Index
DWA SmallCap Technical LeadersTM Portfolio	Dorsey Wright SmallCap Technical LeadersTM Index
S&P SmallCap Consumer Discretionary Portfolio	S&P SmallCap 600® Capped Consumer Discretionary Index
S&P SmallCap Consumer Staples Portfolio	S&P SmallCap 600® Capped Consumer Staples Index
S&P SmallCap Energy Portfolio	S&P SmallCap 600® Capped Energy Index
S&P SmallCap Financials Portfolio	S&P SmallCap 600® Capped Financials Index
S&P SmallCap Health Care Portfolio	S&P SmallCap 600® Capped Health Care Index

57

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

Fund	Index
S&P SmallCap Industrials Portfolio	S&P SmallCap 600® Capped Industrials Index
S&P SmallCap Information Technology Portfolio	S&P SmallCap 600® Capped Information Technology Index
S&P SmallCap Materials Portfolio	S&P SmallCap 600® Capped Materials Index
S&P SmallCap Utilities Portfolio	S&P SmallCap 600® Capped Utilities & Telecom Services Index

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. Listed options, if no closing price is available, are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices.

Investments in open-end registered investment companies not traded on an exchange are valued at the end-of-day NAV per share.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (debt obligations), maturity (debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities' (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange ("NYSE"), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the

58

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Index Risk. Unlike many investment companies, the Funds do not utilize an investing strategy that seeks returns in excess of each Fund's respective Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Funds are non-diversified and can invest a greater portion of their assets in securities of individual issuers than diversified funds, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Funds' volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund's performance.

59

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

Concentration Risk. A significant percentage of a Fund's Underlying Index may be comprised of issuers in a single industry or sector of the economy. By focusing on an industry or sector, a Fund faces more risks than if it were diversified broadly over numerous industries and sectors of the economy. At times, such industry or sector may be out of favor and may underperform other industries or sectors or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund's NAV.

Non-Correlation Risk. A Fund's return may not match the return of the Underlying Index for a number of reasons. For example, a Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing a Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Small Capitalization Company Risk. Investing in securities of small capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often small capitalization companies and the industries in which they focus still evolving and, as a result, they may be more sensitive to changing market conditions.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), applicable to regulated investment companies and to distribute substantially all of the Fund's taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These timing differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date net of foreign taxes withheld, if any. Interest income is recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-dividend date. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

60

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

E. Expenses

Each Fund has agreed to pay an annual unitary management fee to Invesco PowerShares Capital Management LLC (the "Adviser"). The Adviser has agreed to pay substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, and other extraordinary expenses.

F. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Each Fund distributes net realized taxable capital gains, if any, generally annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund's financial statements as a tax return of capital at fiscal period-end.

G. Change in Accounting Policy – Equalization

The Funds previously followed the accounting practice known as equalization. Equalization accounting is utilized for book purposes to keep the continuing shareholders' per share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital shares. During year ended October 31, 2012, all Funds discontinued the practice of equalization accounting for book purposes. The prior period financial statements have been restated to reflect the accounting change.

The change in policy has been accounted for in accordance with ASC 250 "Accounting Changes and Error Corrections." The change was implemented for consistent application of book and tax treatment related to the Funds' distributions. The result of the policy change did not have an impact on the Funds' net assets, net increase/decrease in net assets resulting from operations or per share net asset value. Additionally, the change does not have an impact on the amount or tax character of a Funds' distributions to shareholders or net asset value total return.

For financial reporting purposes, the amounts were reported in the Statements of Changes in Net Assets as "Undistributed net investment income (loss) included in the price of units issued and redeemed" as a component of the "Net Increase (Decrease) in net assets resulting from operations" with an offsetting amount included in "Net income (loss) equalization" included in the subtotal "Net Increase (Decrease) in net assets resulting from share transactions." The amount of equalization charges or credits previously reported and the amount in the current period had the change not been made were as follows:

	Statements of Changes in Net Assets Net Income (loss) equalization*
	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
DWA SmallCap Technical LeadersTM Portfolio	$—	$—
S&P SmallCap Consumer Discretionary Portfolio	(14,501)	(19,974)
S&P SmallCap Consumer Staples Portfolio	(69,766)	(30,234)
S&P SmallCap Energy Portfolio	56,330	(152,121)

61

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

	Statements of Changes in Net Assets Net Income (loss) equalization*
	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
S&P SmallCap Financials Portfolio	$42,231	$(33,741)
S&P SmallCap Health Care Portfolio	56,509	133,532
S&P SmallCap Industrials Portfolio	102,090	(31,284)
S&P SmallCap Information Technology Portfolio	181,630	7,947
S&P SmallCap Materials Portfolio	(13,609)	9,849
S&P SmallCap Utilities Portfolio	88,288	2,941

* An equal offsetting amount was made to the operations section of the Statements of Changes in Net Assets

The per share impact of the net equalization charges and credits disclosed in previous financial statements and the amount in the current period had the change not been made were as follows:

	Financial Highlights
	For the Year Ended		For the Period April 5, 2010
	October 31,		through
	2012	2011	October 31, 2010
DWA SmallCap Technical LeadersTM Portfolio	$—	$—	$—
S&P SmallCap Consumer Discretionary Portfolio	0.01	0.01	0.10
S&P SmallCap Consumer Staples Portfolio	0.10	0.08	0.02
S&P SmallCap Energy Portfolio	(0.04)	0.06	0.01
S&P SmallCap Financials Portfolio	(0.02)	0.02	0.10
S&P SmallCap Health Care Portfolio	(0.02)	(0.04)	(0.00)
S&P SmallCap Industrials Portfolio	(0.11)	0.03	0.06
S&P SmallCap Information Technology Portfolio	(0.06)	(0.00)	(0.01)
S&P SmallCap Materials Portfolio	0.09	(0.06)	(0.02)
S&P SmallCap Utilities Portfolio	(0.07)	(0.00)	0.13

H. Securities Lending

The S&P SmallCap Consumer Staples Portfolio may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by cash collateral equal to no less than 102% of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedule of Investments. It is the policy of the Fund to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral

62

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

investments for securities lending transactions, which are net of compensation to counterparties, is included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan is shown on the Statements of Assets and Liabilities, if any.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services. As compensation for its services, each Fund (except for DWA SmallCap Technical LeadersTM Portfolio) has agreed to pay the Adviser an annual unitary management fee of 0.29% of the Fund's average daily net assets. DWA SmallCap Technical LeadersTM Portfolio pays 0.60% The Adviser has agreed to pay substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses).

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the "Distributor"), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund (except for DWA SmallCap Technical LeadersTM Portfolio) with Standard & Poor's and for DWA SmallCap Technical LeadersTM Portfolio with Dorsey Wright & Associates (each, a "Licensor"). Each Underlying Index name trademark is owned by the respective Licensor. These trademarks have been licensed to the Adviser for use with the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust's sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors makes no representation regarding the advisability of investing in any of these Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

63

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of October 31, 2012, the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Note 5. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid during the Fiscal Years Ended October 31, 2012 and 2011:

	For the Year Ended October 31, 2012			For the Year Ended October 31, 2011
	Ordinary Income	Long-term Capital Gains	Return of Capital	Ordinary Income	Long-term Capital Gains	Return of Capital
DWA SmallCap Technical LeadersTM Portfolio	$—	$—	$—	$—	$—	$—
S&P SmallCap Consumer Discretionary Portfolio	289,513	—	—	228,625	—	—
S&P SmallCap Consumer Staples Portfolio	169,699	—	—	116,811	—	—
S&P SmallCap Energy Portfolio	34,040	—	1,192	290,979	—	208,929
S&P SmallCap Financials Portfolio	1,235,133	—	—	1,151,187	3,151	—
S&P SmallCap Health Care Portfolio	1,071,157	—	—	137,714	—	—
S&P SmallCap Industrials Portfolio	247,735	—	—	254,463	—	—
S&P SmallCap Information Technology Portfolio	47,656	—	—	78,158	—	23,587
S&P SmallCap Materials Portfolio	20,424	—	—	36,952	—	—
S&P SmallCap Utilities Portfolio	1,169,226	—	—	1,374,327	—	—

64

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

Tax Components of Net Assets at Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)	Capital Loss Carryforward	Late-Year Ordinary Loss Deferral	Shares of Beneficial Interest	Total Net Assets
DWA SmallCap Technical LeadersTM Portfolio	$10,064	$93,397	$(215,662)	$—	$14,343,123	$14,230,922
S&P SmallCap Consumer Discretionary Portfolio	75,239	5,355,835	(331,081)	—	56,050,795	61,150,788
S&P SmallCap Consumer Staples Portfolio	90,022	513,093	(255,869)	—	28,749,864	29,097,110
S&P SmallCap Energy Portfolio	—	(11,657,921)	(5,561,244)	(19,691)	56,559,281	39,320,425
S&P SmallCap Financials Portfolio	589,631	9,692,072	(30,670)	—	61,223,791	71,474,824
S&P SmallCap Health Care Portfolio	44,014	(5,885,707)	(537,505)	—	128,244,332	121,865,134
S&P SmallCap Industrials Portfolio	172,262	236,573	(346,816)	—	18,301,243	18,363,262
S&P SmallCap Information Technology Portfolio	628,439	(7,360,021)	(2,680,238)	—	87,917,797	78,505,977
S&P SmallCap Materials Portfolio	18,301	(236,291)	(181,488)	—	6,444,618	6,045,140
S&P SmallCap Utilities Portfolio	470,186	2,608,600	(175,980)	—	26,638,514	29,541,320

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. The Regulated Investment Company Modernization Act of 2010 (the "Act") eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as

65

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under Internal Revenue Code rules and related regulations based on the results of future transactions.

The following Funds have capital loss carryforwards amounts as of October 31, 2012, which expire on October 31 of each year listed below:

			Post-effective – no expiration
	2018	2019	Short-term	Long-term	Total*
DWA SmallCap Technical LeadersTM Portfolio	$—	$—	$215,662	$—	$215,662
S&P SmallCap Consumer Discretionary Portfolio	37,390	202,033	88,665	2,993	331,081
S&P SmallCap Consumer Staples Portfolio	22,594	27,517	170,868	34,890	255,869
S&P SmallCap Energy Portfolio	—	2,406,357	1,257,648	1,897,239	5,561,244
S&P SmallCap Financials Portfolio	—	—	30,670	—	30,670
S&P SmallCap Health Care Portfolio	—	—	—	537,505	537,505
S&P SmallCap Industrials Portfolio	—	191,749	29,353	125,714	346,816
S&P SmallCap Information Technology Portfolio	—	1,554,542	488,615	637,081	2,680,238
S&P SmallCap Materials Portfolio	—	82,457	34,503	64,528	181,488
S&P SmallCap Utilities Portfolio	—	122,619	36,657	16,704	175,980

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required be the Internal Revenue Code.

Note 6. Investment Transactions

For the fiscal year ended October 31, 2012, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
DWA SmallCap Technical LeadersTM Portfolio	$1,640,356	$1,645,146
S&P SmallCap Consumer Discretionary Portfolio	4,481,251	4,524,191
S&P SmallCap Consumer Staples Portfolio	3,434,519	3,378,240
S&P SmallCap Energy Portfolio	19,399,222	19,598,286
S&P SmallCap Financials Portfolio	7,101,923	8,040,845
S&P SmallCap Health Care Portfolio	27,267,524	28,338,501
S&P SmallCap Industrials Portfolio	2,400,435	2,326,314
S&P SmallCap Information Technology Portfolio	12,318,698	12,244,646
S&P SmallCap Materials Portfolio	648,143	786,504
S&P SmallCap Utilities Portfolio	2,389,067	2,408,105

66

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

For the fiscal year ended October 31, 2012, in-kind transactions associated with creations and redemptions were as follows:

	Securities Received	Securities Delivered
DWA SmallCap Technical LeadersTM Portfolio	$16,620,543	$2,467,138
S&P SmallCap Consumer Discretionary Portfolio	17,727,896	8,520,976
S&P SmallCap Consumer Staples Portfolio	22,356,868	8,244,240
S&P SmallCap Energy Portfolio	28,185,959	43,672,950
S&P SmallCap Financials Portfolio	23,027,357	20,695,886
S&P SmallCap Health Care Portfolio	47,799,677	45,335,644
S&P SmallCap Industrials Portfolio	9,799,268	19,552,739
S&P SmallCap Information Technology Portfolio	44,155,005	51,572,966
S&P SmallCap Materials Portfolio	6,248,956	7,131,684
S&P SmallCap Utilities Portfolio	3,623,566	21,135,403

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At October 31, 2012, the aggregate cost and the net unrealized appreciation (depreciation) of investment for tax purposes were as follows:

	Cost	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
DWA SmallCap Technical LeadersTM Portfolio	$14,141,655	$93,397	$661,368	$(567,971)
S&P SmallCap Consumer Discretionary Portfolio	55,795,797	5,355,835	10,359,035	(5,003,200)
S&P SmallCap Consumer Staples Portfolio	30,056,976	513,093	2,325,672	(1,812,579)
S&P SmallCap Energy Portfolio	50,996,628	(11,657,921)	1,965,844	(13,623,765)
S&P SmallCap Financials Portfolio	61,723,829	9,692,072	11,219,394	(1,527,322)
S&P SmallCap Health Care Portfolio	127,738,848	(5,885,707)	9,814,910	(15,700,617)
S&P SmallCap Industrials Portfolio	18,123,847	236,573	1,928,117	(1,691,544)
S&P SmallCap Information Technology Portfolio	85,879,630	(7,360,021)	8,210,386	(15,570,407)
S&P SmallCap Materials Portfolio	6,281,534	(236,291)	272,722	(509,013)
S&P SmallCap Utilities Portfolio	26,915,926	2,608,600	4,095,732	(1,487,132)

67

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

Note 7. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions on October 31, 2012, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2012, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
DWA SmallCap Technical LeadersTM Portfolio	$—	$(204,583)	$204,583
S&P SmallCap Consumer Discretionary Portfolio	—	(2,582,206)	2,582,206
S&P SmallCap Consumer Staples Portfolio	—	(1,760,238)	1,760,238
S&P SmallCap Energy Portfolio	—	2,186,058	(2,186,058)
S&P SmallCap Financials Portfolio	75,709	(4,223,706)	4,147,997
S&P SmallCap Health Care Portfolio	1,068,953	(8,754,119)	7,685,166
S&P SmallCap Industrials Portfolio	—	(2,302,766)	2,302,766
S&P SmallCap Information Technology Portfolio	—	(7,638,909)	7,638,909
S&P SmallCap Materials Portfolio	—	(852,664)	852,664
S&P SmallCap Utilities Portfolio	—	(3,324,478)	3,324,478

Note 8. Trustees' Fees

The Funds compensate each Trustee who is not an "interested person" as defined in the 1940 Act (an "Independent Trustee"). The Adviser, as a result of the unitary management fee, pays for such compensation. Each Trustee who is an "interested person" (the "Non-Independent Trustee") of the Trust does not receive any Trustees' fees.

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a "Participating Trustee") may defer receipt of all or a portion of his compensation ("Deferral Fees"). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected.

Note 9. Capital

Shares are created and redeemed by the Trust only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. Cash may be substituted equivalent to the value of certain securities, generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. Transactions in a Fund's Shares are disclosed in detail on the Statements of Changes in Net Assets.

68

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

Note 10. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

69

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares DWA SmallCap Technical LeadersTM Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P Small Cap Materials Portfolio and PowerShares S&P SmallCap Utilities Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust II, hereafter referred to as the "Funds") at October 31, 2012, the results of each of their operations for the period then ended, and the change in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 2G of the Notes to Financial Statements, the Funds changed their accounting policy to discontinue the use of equalization accounting for book purposes.

/s/ PricewaterhouseCoopers LLP
Chicago, IL
December 21, 2012

70

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2012:

	Qualified Dividend Income*	Dividends-Received Deduction*
DWA SmallCap Technical LeadersTM Portfolio	0%	0%
S&P SmallCap Consumer Discretionary Portfolio	100%	100%
S&P SmallCap Consumer Staples Portfolio	87%	90%
S&P SmallCap Energy Portfolio	100%	100%
S&P SmallCap Financials Portfolio	86%	82%
S&P SmallCap Health Care Portfolio	26%	24%
S&P SmallCap Industrials Portfolio	100%	95%
S&P SmallCap Information Technology Portfolio	100%	100%
S&P SmallCap Materials Portfolio	100%	100%
S&P SmallCap Utilities Portfolio	100%	100%

  *  The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

71

Trustees and Officers

The Independent Trustees, the Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by a Trustee are shown below.

The Trustees and officers information is current as of October 31, 2012.

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge (54) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	122	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's 60 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

72

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Todd J. Barre (54) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	122	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's 60 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

73

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole (52) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chief Financial Officer, Hope Network (social services) (2008-2012); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004).	122	None
Philip M. Nussbaum (50) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	122	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's 60 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

74

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Donald H. Wilson (52) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	122	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's 60 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

75

Trustees and Officers (Continued)

The Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustees and the other directorships, if any, held by the Trustees are shown below.

Name, Address and Age of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustees	Other Directorships Held by Non-Independent Trustees During the Past 5 Years
H. Bruce Bond (49) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2006	Chairman, Invesco PowerShares Capital Management LLC (2009-Present); formerly, Managing Director, Invesco PowerShares Capital Management LLC (2002-2009); Manager, Nuveen Investments (1998-2002).	122	None

  *  This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's 60 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

76

Trustees and Officers (Continued)

Name, Address and Age of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustees	Other Directorships Held by Non-Independent Trustees During the Past 5 Years
Kevin M. Carome (56) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E. Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director and General Counsel, Invesco Ltd. (2006-Present); formerly, Senior Vice President and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	122	None

  *  This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's 60 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

77

Trustees and Officers (Continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (38) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046	President	Since 2009

Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company's North American Institutional and Retirement divisions (2002-2007).

Benjamin Fulton (51) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009

Executive Vice President – Global Product Development, Invesco PowerShares Capital Management LLC (2005-Present); formerly, principal of Clermont Consulting, a consulting firm focused on the creation and development of retail investment products (2003-2005); President and a founding partner of Claymore Securities, a financial services firm in the Chicagoland area (2001-2003); Managing Director of Structured Investments at Nuveen Investments (1998-2001).

Peter Hubbard (31) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009

Vice President and Director of Portfolio Management – Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren (55) Invesco Canada Ltd. 5140 Yonge Street Suite 900 Toronto, Ontario M2N 6X7	Vice President	Since 2009

Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

78

Trustees and Officers (Continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Christopher Joe (42) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	U.S. Compliance Director, Invesco, Ltd.; Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser); formerly, Assistant Fund Accounting Manager, Invesco, Ltd.
Sheri Morris (48) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Treasurer	Since 2012

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; formerly, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia (38) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Secretary	Since 2011

Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

79

Board Considerations Regarding Approval of Investment Advisory Agreement for PowerShares DWA SmallCap Technical LeadersTM Portfolio

At a meeting held on June 26, 2012, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust II (the "Trust"), including the Independent Trustees, approved the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the "Adviser") and the Trust for the PowerShares DWA SmallCap Technical LeadersTM Portfolio (the "Fund").

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services to be provided, (ii) the costs of services to be provided and estimated profits to be realized by the Adviser, (iii) the extent to which economies of scale may be realized as the Fund grows, (iv) whether the fee level reflects any possible economies of scale for the benefit of Fund shareholders, (v) comparisons of services rendered and amounts paid to other registered investment companies and (vi) any benefits to be realized by the Adviser from its relationship with the Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Investment Advisory Agreement for the Fund. No single factor was determinative in the Board's analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser's services, the Trustees reviewed information concerning the functions to be performed by the Adviser for the Fund, information describing the Adviser's current organization and staffing, including operations assistance provided by the Adviser's parent organization, Invesco Ltd., and the background and experience of the persons who will be responsible for the day-to-day management of the Fund, and considered the quality of services provided by the Adviser to other exchange-traded funds ("ETFs"). The Trustees also reviewed information related to the Adviser's portfolio transaction policies and procedures, as well as reports on the correlation and tracking error between the underlying indexes and the performance of other ETFs for which the Adviser serves as investment adviser.

The Trustees also considered the services to be provided by the Adviser in its oversight of the Fund's administrator, custodian and transfer agent. They noted the significant amount of time and effort that had been devoted to this oversight function for the other ETFs and that was expected to be provided for the Fund.

Based on their review, the Trustees concluded that the nature, extent and quality of services to be provided by the Adviser to the Fund under the Investment Advisory Agreement were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on the Fund's proposed advisory fee, as compared to information compiled from Lipper Inc. databases on the average and median net expense ratios of comparable ETF peers, as well as the average and median net expense ratios of the Fund's Lipper peer group, which includes ETF and non-ETF funds. The Trustees also noted the information compiled by the Adviser from Lipper Inc. databases on the advisory fees and net expense ratios of various types of ETFs and open-end actively managed funds that they had received in connection with the 2012 contract renewal process for other ETFs for which the Adviser serves as investment adviser. The Trustees noted that the proposed annual advisory fee to be charged to the Fund was a unitary fee, and that the Adviser has agreed to pay all other expenses of the Fund except brokerage commissions and other trading expenses, taxes, interest and extraordinary expenses. The Trustees noted that the Fund's proposed unitary advisory fee generally was within an acceptable range of the average and median advisory fees and net expense ratios of the ETFs in its ETF universe and was generally lower than the average and median advisory fees and net expense ratios of the

80

Board Considerations Regarding Approval of Investment Advisory Agreement for PowerShares DWA SmallCap Technical LeadersTM Portfolio (Continued)

Fund's Lipper peer group. The Trustees considered the Fund's proposed advisory fee in light of the higher administrative, operational and management oversight costs. The Trustees also noted that the Fund's licensing fee was payable out of the unitary fee to be charged to the Fund. The Board concluded that the unitary advisory fee to be charged to the Fund is reasonable and appropriate in light of the services expected to be provided.

In conjunction with their review of the unitary advisory fee, the Trustees also considered information provided by the Adviser on the costs of services for the Fund and the fees to be paid by the Adviser. The Trustees considered information provided by the Adviser on its profitability, as well as any profits or losses realized by the Adviser from its relationship with other ETFs for which it serves as investment adviser. The Trustees concluded that the estimated profits to be realized by the Adviser with respect to the Fund appeared to be reasonable in comparison with the cost of providing investment advisory services to the Fund.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of the Fund would be enjoyed by the Adviser, but that a unitary fee provides certainty in expenses for the Fund. The Trustees considered whether the advisory fee rate for the Fund is reasonable in relation to the projected asset size of the Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it would derive from its relationships with the Fund, and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Investment Advisory Agreement for the Fund. No single factor was determinative in the Board's analysis.

81

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PROXY VOTING POLICIES AND PROCEDURES

A description of the Trust's proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission's ("Commission") website at www.sec.gov.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust's Form N-PX on the Commission's website at www.sec.gov.

QUARTERLY PORTFOLIOS

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Commission's website at www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.invescopowershares.com

© 2012 Invesco PowerShares Capital Management LLC   P-SCS-AR-1

2012 Annual Report to Shareholders

October 31, 2012

PowerShares KBW Bank Portfolio (KBWB)

PowerShares KBW Capital Markets Portfolio (KBWC)

PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)

PowerShares KBW Insurance Portfolio (KBWI)

PowerShares KBW International Financial Portfolio (KBWX)

PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)

PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)

PowerShares KBW Regional Banking Portfolio (KBWR)

The Market Environment	3
Manager's Analysis	4
Frequency Distribution of Discounts & Premiums	20
Fees and Expenses	22
KBW Portfolios
Schedules of Investments
PowerShares KBW Bank Portfolio (KBWB)	24
PowerShares KBW Capital Markets Portfolio (KBWC)	25
PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)	26
PowerShares KBW Insurance Portfolio (KBWI)	27
PowerShares KBW International Financial Portfolio (KBWX)	28
PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)	30
PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)	31
PowerShares KBW Regional Banking Portfolio (KBWR)	32
Statements of Assets and Liabilities	34
Statements of Operations	36
Statements of Changes in Net Assets	38
Financial Highlights	40
Notes to Financial Statements	44
Report of Independent Registered Public Accounting Firm	56
Tax Information	57
Trustees and Officers	58

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The Market Environment

Domestic Equity:

The fiscal year began with improving economic data in the U.S. and a rally in equities that continued almost uninterrupted into the spring of 2012. However, the ongoing Eurozone sovereign debt crisis intensified in April and May, dominating headlines and creating significant volatility in equity markets across the globe.

This negative news from overseas precipitated a slowdown in the U.S., where economic data began to decelerate as manufacturing, employment, consumer spending and consumer confidence weakened over the summer. While corporate earnings remained solid, financial markets were influenced by macroeconomic developments for much of the reporting period. As the fiscal year drew to a close, fears about the fate of the Eurozone began to subside after the European Central Bank ("ECB") announced new measures to support Eurozone economies through potentially unlimited purchases of sovereign debt, among other measures. At the same time, continued risk aversion among investors and corporations, along with tepid employment growth, prompted the U.S. Federal Reserve ("the Fed") to initiate a third round of quantitative easing ("QE3") by promising to remain accommodative until the labor market outlook improved materially. The Fed's action initially bolstered equity markets, but the potential impact on employment and economic conditions remained uncertain. At the close of the reporting period, market volatility increased as many investors remained concerned about the uncertainty surrounding the outcome of the presidential election and the so-called "fiscal cliff" – a variety of tax increases and spending cuts scheduled to take effect in January 2013, unless an agreement is reached between the White House and Congress.

Despite volatility for much of the reporting period, major equity market indexes delivered double-digit gains, and all ten sectors of the S&P 500® Index had positive returns.

International Equity:

During the reporting period ended October 31, 2012, global equity markets remained volatile. At the beginning of the reporting period, macro events – ranging from continuing political instability in the Middle East, lingering economic effects of the March 2011 earthquake and tsunami in Japan, the ongoing Eurozone sovereign debt crisis, effects of Standard & Poor's first-ever downgrade of U.S. debt in August 2011, a slowing Chinese property market and generally higher inflation across the developing world – weighed on global economic growth and equity markets. While the markets rebounded modestly in December 2011, macroeconomic concerns continued, stemming largely from the unstable economic conditions of Greece and Spain.

Toward the end of the reporting period, global central banks announced a series of stimulative policies. ECB announced new measures to support Eurozone economies through potentially unlimited purchases of sovereign debt, with ECB President Mario Draghi pledging to "do whatever it takes" to save the euro (although key details of the plan remain unresolved). The Fed announced a third round of QE3 by promising to remain accommodative until the U.S. labor market outlook improved materially. Also, the Bank of Japan took steps to increase its asset purchase program. These easing measures were well-received by investors and helped drive international equity markets higher in the final months of the reporting period, despite signs of a continued slowdown in global economic growth.

3

Manager's Analysis

PowerShares KBW Bank Portfolio (ticker: KBWB)

As an index fund, the PowerShares KBW Bank Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Bank Index (the "Index"). The Fund generally will invest at least 90% of its total assets in securities of national money centers (which are banks with more than $50 billion in assets and that have a branch network across geographic regions) and regional banks and thrifts that are listed on a U.S. national securities exchange and that comprise the Index.

The Fund began trading on November 1, 2011. For the period ended October 31, 2012, on a share price basis, the Fund returned 32.67% and on a net asset value ("NAV") basis, the Fund returned 32.43%. During this same time period, the Index returned 32.87%, while the S&P 500® Financials Sector Index returned 20.17%, and the S&P 500® Index returned 15.21%.

For the period ended October 31, 2012, the Regional Banks sub-industry contributed most significantly to the Fund's return, followed by the Other Diversified Financial Services and Diversified Banks sub-industries, respectively. There were no detracting sub-industries.

Positions that contributed most significantly to the Fund's return included Wells Fargo & Co., a diversified banks company (portfolio average weight of 7.79%) and Bank of America Corp., a diversified financial services company (portfolio average weight of 7.54%). There were no detracting positions.

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Super-Regional Banks-U.S.	42.1
Diversified Banking Institutions	25.1
Commercial Banks-Southern U.S.	7.3
Fiduciary Banks	7.3
Savings & Loan/Thrifts-Eastern U.S.	5.4
Commercial Banks-Eastern U.S.	4.9
Commercial Banks-Central U.S.	4.1
Commercial Banks-Western U.S.	3.7
Money Market Fund	2.3
Liabilities in excess of other assets	(2.2)

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Large-Cap Growth	48.2
Large-Cap Value	22.6
Mid-Cap Growth	10.2
Mid-Cap Value	19.0

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Bank of America Corp.	8.6
Citigroup, Inc.	8.4
JPMorgan Chase & Co.	8.1
Wells Fargo & Co.	7.6
U.S. Bancorp	7.5
M&T Bank Corp.	4.9
SunTrust Banks, Inc.	4.6
Capital One Financial Corp.	4.3
BB&T Corp.	3.8
Fifth Third Bancorp	3.7
Total	61.5

4

Manager's Analysis (Continued)

PowerShares KBW Bank Portfolio (ticker: KBWB)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)	As of October 31, 2012
Fund Inception† Cumulative
Index
KBW Bank Index	32.87%
S&P 500® Index	15.21%
S&P 500® Financials Sector Index	20.17%
Fund
NAV Return	32.43%
Share Price Return	32.67%

Fund Inception: November 1, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P 500® Financials Sector Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 81 and 500 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

5

Manager's Analysis

PowerShares KBW Capital Markets Portfolio (ticker: KBWC)

As an index fund, the PowerShares KBW Capital Markets Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Capital Markets Index (the "Index"). The Fund generally will invest at least 90% of its total assets in securities of broker- dealers, asset managers, trusts and custody banks or exchanges that are active in U.S. capital markets (i.e., derive a large portion of their revenues from U.S. markets rather than international markets), that are listed on a U.S. national securities exchange and that comprise the Index.

The Fund began trading on November 1, 2011. For the period ended October 31, 2012, on a share price basis, the Fund returned 14.20% and on a net asset value ("NAV") basis, the Fund returned 14.27%. During this same time period, the Index returned 14.62%, while the S&P 500® Financials Sector Index returned 20.17%, and the S&P 500® Index returned 15.21%.

For the period ended October 31, 2012, the Asset Management & Custody Banks sub-industry contributed most significantly to the Fund's return, followed by the Investment Banking & Brokerage and Specialized Finance sub-industries, respectively. There were no detracting sub-industries.

Positions that contributed most significantly to the Fund's return included Franklin Resources Inc., an asset management & custody banks company (portfolio average weight of 7.73%) and Goldman Sachs Group Inc., an investment banking & brokerage company (portfolio average weight of 7.72%). Positions that detracted most significantly from the Fund's return included Knight Capital Group Inc. Class A, an investment banking & brokerage company (portfolio average weight of 2.36%) and Investment Technology Group Inc., an investment banking & brokerage company (portfolio average weight of 1.40%).

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Diversified Financial Services	69.9
Banks	25.8
Commercial Services	4.2
Money Market Fund	0.1
Other assets less liabilities	0.0

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Large-Cap Growth	32.0
Large-Cap Value	17.6
Mid-Cap Growth	24.0
Mid-Cap Value	14.0
Small-Cap Growth	9.4
Small-Cap Value	3.0

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
State Street Corp.	8.9
Goldman Sachs Group, Inc. (The)	8.8
Franklin Resources, Inc.	8.5
Morgan Stanley	8.1
CME Group, Inc.	6.6
Raymond James Financial, Inc.	5.1
T. Rowe Price Group, Inc.	4.6
Lazard Ltd., Class A	4.3
SEI Investments Co.	4.2
Invesco Ltd.	4.2
Total	63.3

6

Manager's Analysis (Continued)

PowerShares KBW Capital Markets Portfolio (ticker: KBWC)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)	As of October 31, 2012
Fund Inception† Cumulative
Index
KBW Capital Markets Index	14.62%
S&P 500® Index	15.21%
S&P 500® Financials Sector Index	20.17%
Fund
NAV Return	14.27%
Share Price Return	14.20%

Fund Inception: November 1, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P 500® Financials Sector Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 81 and 500 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

7

Manager's Analysis

PowerShares KBW High Dividend Yield Financial Portfolio (ticker: KBWD)

As an index fund, the PowerShares KBW High Dividend Yield Financial Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Financial Sector Dividend Yield Index (the "Index"). The Fund generally will invest at least 90% of its total assets in the securities of publicly listed financial companies that principally are engaged in the business of providing financial services and products, including banking, insurance and diversified financial services, in the United States and that comprise the Index.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 17.75% and on a net asset value ("NAV") basis, the Fund returned 18.32%. During the same reporting period, the Index returned 18.86%, while the S&P 500® Financials Sector Index returned 20.17%, and the S&P 500® Index returned 15.21%.

For the year ended October 31, 2012, the REITs industry contributed most significantly to the Fund's return, followed by the Commercial Banks and Capital Markets industry, respectively. The Diversified Financial Services industry detracted most from the Fund's return.

Positions that contributed most significantly to the Fund's return included Invesco Mortgage Capital Inc., a REITs company (portfolio average weight of 5.38%), and American Capital Agency Corp., a REITs company (portfolio average weight of 5.73%). Positions that detracted most significantly from the Fund's return included BGC Partners Inc. (Cl A), a capital markets company (portfolio average weight of 3.46%), and GFI Group Inc., a capital markets company (portfolio average weight of 2.05%).

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

REITs	47.3
Banks	12.8
Diversified Financial Services	11.5
Investment Companies	11.1
Savings & Loans	8.1
Insurance	7.3
Trucking & Leasing	1.9
Other assets less liabilities	0.0

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Large-Cap Value	4.5
Mid-Cap Growth	4.8
Mid-Cap Value	31.0
Small-Cap Growth	4.3
Small-Cap Value	55.4

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
BGC Partners, Inc., Class A	5.2
Chimera Investment Corp.	5.1
American Capital Agency Corp.	5.0
Invesco Mortgage Capital, Inc. REIT	4.9
Annaly Capital Management, Inc.	4.5
Hatteras Financial Corp.	4.5
PennyMac Mortgage Investment Trust	4.4
MFA Financial, Inc.	4.3
PennantPark Investment Corp.	3.9
Apollo Investment Corp.	3.8
Total	45.6

8

Manager's Analysis (Continued)

PowerShares KBW High Dividend Yield Financial Portfolio (ticker: KBWD)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)    As of October 31, 2012

		Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
KBW Financial Sector Dividend Yield Index	18.86%	11.39%	22.91%
S&P 500® Financials Sector Index	20.17%	7.00%	13.85%
S&P 500® Index	15.21%	12.12%	24.51%
Fund
NAV Return	18.32%	10.88%	21.84%
Share Price Return	17.75%	10.83%	21.73%

Fund Inception: December 2, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 1.32% includes the unitary management fee of 0.35%, other expenses of 0.02% and acquired fund fees and expenses of 0.95%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P 500® Financials Sector Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 81 and 500 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

9

Manager's Analysis

PowerShares KBW Insurance Portfolio (ticker: KBWI)

As an index fund, the PowerShares KBW Insurance Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Insurance Index (the "Index"). The Fund generally will invest at least 90% of its total assets in securities of U.S. publicly traded companies in the insurance industry that comprise the Index, including, but not limited to, personal and commercial lines, property/casualty, life insurance, reinsurance, brokerage and financial guarantee companies.

The Fund began trading on November 1, 2011. For the period ended October 31, 2012, on a share price basis, the Fund returned 21.04% and on a net asset value ("NAV") basis, the Fund returned 21.00%. During this same time period, the Index returned 21.33%, while the S&P 500® Insurance Index returned 14.56%, and the S&P 500® Index returned 15.21%.

For the period ended October 31, 2012, the Property & Casualty Insurance sub-industry contributed most significantly to the Fund's return, followed by the Life & Health Insurance and Asset Management & Custody Banks sub-industries, respectively. The Thrifts & Mortgage Finance sub-industry detracted most from the Fund's return.

Positions that contributed most significantly to the Fund's return included Travelers Cos. Inc., a property & casualty insurance company (portfolio average weight of 8.81%) and Allstate Corp., a property & casualty insurance company (portfolio average weight of 4.17%). Positions that detracted most significantly from the Fund's return included Unum Group, a life & health insurance company (portfolio average weight of 3.70%) and MGIC Investment Corp., a thrifts & mortgage finance company (portfolio average weight of 1.37%).

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Multi-line Insurance	29.5
Life/Health Insurance	24.6
Property/Casualty Insurance	23.4
Insurance Brokers	8.0
Reinsurance	6.1
Investment Management/Advisor Services	4.7
Financial Guarantee Insurance	3.6
Money Market Fund	0.7
Liabilities in excess of other assets	(0.6)

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Large-Cap Growth	8.0
Large-Cap Value	45.7
Mid-Cap Growth	10.7
Mid-Cap Value	31.9
Small-Cap Growth	3.7

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Travelers Cos., Inc. (The)	7.9
Chubb Corp. (The)	7.9
MetLife, Inc.	7.9
Aflac, Inc.	6.9
Prudential Financial, Inc.	6.7
Ameriprise Financial, Inc.	4.7
Allstate Corp. (The)	4.7
XL Group PLC	4.6
Aon PLC	4.1
Principal Financial Group, Inc.	4.0
Total	59.4

10

Manager's Analysis (Continued)

PowerShares KBW Insurance Portfolio (ticker: KBWI)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)	As of October 31, 2012
Fund Inception† Cumulative
Index
KBW Insurance Index	21.33%
S&P 500® Insurance Index	14.56%
S&P 500® Index	15.21%
Fund
NAV Return	21.00%
Share Price Return	21.04%

Fund Inception: November 1, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P 500® Insurance Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 22 and 500 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

11

Manager's Analysis

PowerShares KBW International Financial Portfolio (ticker: KBWX)

As an index fund, the PowerShares KBW International Financial Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Global ex-U.S. Financial Sector Index (the "Index"). The Fund generally will invest at least 90% of its total assets in the Index, which currently is comprised primarily of American depositary receipts of non-U.S. financial companies that principally are engaged in the business of providing financial services and products, including banking, insurance and diversified financial services.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 6.03% and on a net asset value ("NAV") basis, the Fund returned 6.13%. During the same reporting period, the Index returned 6.27%, while the MSCI EAFE® Index returned 4.61%, the S&P Global Financials Sector Index returned 13.60%, and the S&P 500® Index returned 15.21%.

For the year ended October 31, 2012, the Insurance industry contributed most significantly to the Fund's return, followed by the Commercial Banks and Capital Markets industries, respectively. The Household Durables industry detracted most from the Fund's return.

Positions that contributed most significantly to the Fund's return included Westpac Banking Corp. ADS, a commercial banks company (portfolio average weight of 5.39%) and A.F.P. Provida S.A. ADS, a capital markets company (portfolio average weight of 1.66%). Positions that detracted most significantly from the Fund's return included Itau Unibanco Holding S/A ADS, a commercial banks company (portfolio average weight of 3.67%) and Credit Suisse Group AG ADS, a capital markets company (portfolio average weight of 2.19%).

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Banks	69.7
Insurance	19.3
Diversified Financial Services	6.0
Real Estate	2.4
Investment Companies	2.1
Building materials	0.3
Other assets less liabilities	0.2

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Large-Cap Growth	38.2
Large-Cap Value	52.1
Mid-Cap Growth	0.5
Mid-Cap Value	5.3
Small-Cap Growth	1.5
Small-Cap Value	2.4

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Westpac Banking Corp. ADR	5.8
Allianz SE ADR	4.1
Banco Bilbao Vizcaya Argentaria SA ADR	4.0
HDFC Bank Ltd. ADR	3.9
Bancolombia SA ADR	3.7
Toronto-Dominion Bank (The)	3.5
Banco Santander SA ADR	3.2
Bank of Nova Scotia	3.1
Mitsubishi UFJ Financial Group, Inc. ADR	3.1
Sumitomo Mitsui Financial Group, Inc. ADR	3.0
Total	37.4

12

Manager's Analysis (Continued)

PowerShares KBW International Financial Portfolio (ticker: KBWX)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)     As of October 31, 2012

		Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
KBW Global ex-U.S. Financial Sector Index	6.27%	(5.98)%	(11.12)%
MSCI EAFE® Index	4.61%	2.79%	5.42%
S&P Global Financials Sector Index	13.60%	3.36%	6.54%
S&P 500® Index	15.21%	12.12%	24.51%
Fund
NAV Return	6.13%	(5.54)%	(10.32)%
Share Price Return	6.03%	(5.52)%	(10.29)%

Fund Inception: December 2, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.40% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The MSCI EAFE® Index, S&P Global Financials Sector Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 921, 1,876 and 500 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

13

Manager's Analysis

PowerShares KBW Premium Yield Equity REIT Portfolio (ticker: KBWY)

As an index fund, the PowerShares KBW Premium Yield Equity REIT Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Premium Yield Equity REIT Index (the "Index"). The Fund generally will invest at least 90% of its total assets in the securities of small- and mid-cap equity real estate investment trusts ("REITs") in the United States that comprise the Index.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 22.30% and on a net asset value ("NAV") basis, the Fund returned 22.54%. During the same reporting period, the Index returned 23.07%, while the Dow Jones U.S. Real Estate Index returned 16.26%, and the S&P 500® Index returned 15.21%.

For the year ended October 31, 2012, Health Care, Diversified and Shopping Center industries contributed most significantly to the Fund's return. There were no detracting industries.

Positions that contributed most significantly to the Fund's return included Pennsylvania Real Estate Investment Trust, a REITs company (portfolio average weight of 1.80%) and STAG Industrial Inc., a REITs company (portfolio average weight of 3.42%). Positions that detracted most significantly from the Fund's return included Cogdell Spencer Inc, a REITs company (no longer held in portfolio) and First Potomac Realty Trust, a REITs company (portfolio average weight of 3.04%).

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Diversified	26.4
Health Care	23.4
Office Property	14.3
Shopping Centers	14.0
Hotels	8.9
Single Tenant	6.0
Regional Malls	4.1
Manufactured Homes	2.8
Other assets less liabilities	0.1

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Large-Cap Value	2.7
Mid-Cap Value	14.3
Small-Cap Growth	26.4
Small-Cap Value	56.6
Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Medical Properties Trust, Inc.	4.3
Sabra Health Care REIT, Inc.	4.0
STAG Industrial, Inc.	3.8
Government Properties Income Trust	3.6
Hospitality Properties Trust	3.6
One Liberty Properties, Inc.	3.5
Senior Housing Properties Trust	3.5
Inland Real Estate Corp.	3.3
OMEGA Healthcare Investors, Inc.	3.3
Agree Realty Corp.	3.3
Total	36.2

14

Manager's Analysis (Continued)

PowerShares KBW Premium Yield Equity REIT Portfolio (ticker: KBWY)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)     As of October 31, 2012

		Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
KBW Premium Yield Equity REIT Index	23.07%	10.58%	21.20%
Dow Jones U.S. Real Estate Index	16.26%	14.09%	28.75%
S&P 500® Index	15.21%	12.12%	24.51%
Fund
NAV Return	22.54%	10.13%	20.26%
Share Price Return	22.30%	10.19%	20.40%

Fund Inception: December 2, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.36% includes a unitary management fee of 0.35% and other expenses of 0.01%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The Dow Jones U.S. Real Estate Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 87 and 500 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

15

Manager's Analysis

PowerShares KBW Property & Casualty Insurance Portfolio (ticker: KBWP)

As an index fund, the PowerShares KBW Property & Casualty Insurance Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Property & Casualty Index (the "Index"). The Fund generally will invest at least 90% of its total assets in the securities of property and casualty insurance companies that comprise the Index.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 24.12% and on a net asset value ("NAV") basis, the Fund returned 24.21%. During the same reporting period, the Index returned 24.64%, while the S&P 500® Insurance Index returned 14.56%, and the S&P 500® Index returned 15.21%.

For the year ended October 31, 2012, the Property/Casualty Insurance and Reinsurance industries contributed most significantly to the Fund's return. There were no detracting industries.

Positions that contributed most significantly to the Fund's return included Allstate Corp., an insurance company (portfolio average weight of 9.34%) and The Travelers Cos. Inc., an insurance company (portfolio average weight of 9.38%). Positions that detracted most significantly from the Fund's return included The Hanover Insurance Group Inc., an insurance company (portfolio average weight of 2.75%) and Mercury General Corp., an insurance company (portfolio average weight of 2.40%).

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Property/Casualty Insurance	50.4
Reinsurance	34.7
Multi-line Insurance	14.9
Money Market Fund	0.0
Liabilities in excess of other assets	(0.0)

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Large-Cap Value	33.3
Mid-Cap Value	40.6
Small-Cap Value	26.1

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Travelers Cos., Inc. (The)	9.9
Allstate Corp. (The)	7.9
Chubb Corp. (The)	7.7
Progressive Corp. (The)	7.7
Arch Capital Group Ltd.	4.7
W.R. Berkley Corp.	4.6
ProAssurance Corp.	4.4
PartnerRe Ltd.	4.3
RenaissanceRe Holdings Ltd.	4.2
Axis Capital Holdings Ltd.	4.1
Total	59.5

16

Manager's Analysis (Continued)

PowerShares KBW Property & Casualty Insurance Portfolio (ticker: KBWP)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)     As of October 31, 2012

		Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
KBW Property & Casualty Index	24.64%	12.64%	25.57%
S&P 500® Insurance Index	14.56%	7.83%	15.55%
S&P 500® Index	15.21%	12.12%	24.51%
Fund
NAV Return	24.21%	12.23%	24.68%
Share Price Return	24.12%	12.23%	24.68%

Fund Inception: December 2, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.37% includes a unitary management fee of 0.35% and other expenses of 0.02%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P 500® Insurance Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 22 and 500 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

17

Manager's Analysis

PowerShares KBW Regional Banking Portfolio (ticker: KBWR)

As an index fund, the PowerShares KBW Regional Banking Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Regional Banking Index (the "Index"). The Fund generally will invest at least 90% of its total assets in securities of publicly traded mid-capitalization companies that do business as regional banks and thrifts listed on U.S. stock markets and that comprise the Index.

The Fund began trading on November 1, 2011. For the period ended October 31, 2012, on a share price basis, the Fund returned 25.52% and on a net asset value ("NAV") basis, the Fund returned 25.25%. During this same time period, the Index returned 25.61%, while the S&P Composite 1500 Commercial Banks Index returned 28.03%, and the S&P 500® Index returned 15.21%.

For the period ended October 31, 2012, the Regional Banks sub-industry contributed most significantly to the Fund's return, followed by the Thrifts & Mortgage Finance sub-industry. There were no detracting sub-industries.

Positions that contributed most significantly to the Fund's return included Texas Capital Bancshares Inc., a regional banks company (portfolio average weight of 2.88%) and Susquehanna Bancshares Inc., a regional banks company (portfolio average weight of 3.25%). Positions that detracted most significantly from the Fund's return included Valley National Bancorp, a regional banks company (portfolio average weight of 2.03%) and Washington Federal Inc., a thrifts & mortgage finance company (portfolio average weight of 0.21%).

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Commercial Banks-Central U.S.	30.1
Commercial Banks-Western U.S.	23.3
Commercial Banks-Eastern U.S.	22.0
Commercial Banks-Southern U.S.	16.4
Savings & Loan/Thrifts-Eastern U.S.	4.1
Savings & Loan/Thrifts-Western U.S.	2.1
Fiduciary Banks	1.9
Money Market Fund	3.5
Liabilities in excess of other assets	(3.4)

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Mid-Cap Growth	5.4
Mid-Cap Value	7.0
Small-Cap Growth	24.5
Small-Cap Value	63.1

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Texas Capital Bancshares, Inc.	3.7
Susquehanna Bancshares, Inc.	3.6
Webster Financial Corp.	2.8
First Republic Bank	2.8
Pinnacle Financial Partners, Inc.	2.6
Wintrust Financial Corp.	2.6
Signature Bank	2.6
National Penn Bancshares, Inc.	2.5
SVB Financial Group	2.5
BancorpSouth, Inc.	2.4
Total	28.1

18

Manager's Analysis (Continued)

PowerShares KBW Regional Banking Portfolio (ticker: KBWR)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)	As of October 31, 2012
Fund Inception† Cumulative
Index
KBW Regional Banking Index	25.61%
S&P 500® Index	15.21%
S&P Composite 1500 Commercial Banks Index	28.03%
Fund
NAV Return	25.25%
Share Price Return	25.52%

Fund Inception: November 1, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P Composite 1500 Commercial Banks Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 70 and 500 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

19

Frequency Distribution of Discounts & Premiums

Since inception through October 31, 2012

				Closing Price Above NAV (bps)
Ticker	Fund Name	Inception	Trading Days	0-24	25-49	50-99	100-149	150-199	200+
KBWB	PowerShares KBW Bank Portfolio	11/1/11	251	114	0	0	0	0	0
KBWC	PowerShares KBW Capital Markets Portfolio	11/1/11	251	117	0	0	0	0	0
KBWD	PowerShares KBW High Dividend Yield Financial Portfolio	12/2/10	482	344	15	1	0	0	1
KBWI	PowerShares KBW Insurance Portfolio	11/1/11	251	106	0	0	0	0	0
KBWX	PowerShares KBW International Financial Portfolio	12/2/10	482	219	2	0	1	0	0
KBWY	PowerShares KBW Premium Yield Equity REIT Portfolio	12/2/10	482	262	13	0	0	0	1
KBWP	PowerShares KBW Property & Casualty Insurance Portfolio	12/2/10	482	222	2	2	2	0	0
KBWR	PowerShares KBW Regional Banking Portfolio	11/1/11	251	121	1	0	0	0	0

20

	Closing Price Below NAV (bps)
Ticker	0-24	-25-49	-50-99	-100-149	-150-199	-200+
KBWB	135	1	1	0	0	0
KBWC	134	0	0	0	0	0
KBWD	120	1	0	0	0	0
KBWI	144	1	0	0	0	0
KBWX	249	8	2	0	0	1
KBWY	202	4	0	0	0	0
KBWP	238	3	4	1	2	6
KBWR	128	1	0	0	0	0

21

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2012.

In pursuing its investment objective, PowerShares KBW High Dividend Yield Financial Portfolio (the "Portfolio") may invest a portion of its assets in investment companies. The Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The effect of such expenses are included in the Portfolio's total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (1)
PowerShares KBW Bank Portfolio (KBWB) Actual	$1,000.00	$1,036.27	0.35%	$1.79
Hypothetical (5% return before expenses)	$1,000.00	$1,023.38	0.35%	$1.78
PowerShares KBW Capital Markets Portfolio (KBWC) Actual	$1,000.00	$981.16	0.35%	$1.74
Hypothetical (5% return before expenses)	$1,000.00	$1,023.38	0.35%	$1.78

22

Fees and Expenses (Continued)

	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (1)
PowerShares KBW High Dividend Yield Financial Portfolio (KBWD) Actual	$1,000.00	$1,041.69	0.35%	$1.80
Hypothetical (5% return before expenses)	$1,000.00	$1,023.38	0.35%	$1.78
PowerShares KBW Insurance Portfolio (KBWI)
Actual	$1,000.00	$1,043.20	0.35%	$1.80
Hypothetical (5% return before expenses)	$1,000.00	$1,023.38	0.35%	$1.78
PowerShares KBW International Financial Portfolio (KBWX) Actual	$1,000.00	$1,053.83	0.40%	$2.07
Hypothetical (5% return before expenses)	$1,000.00	$1,023.13	0.40%	$2.03
PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY) Actual	$1,000.00	$1,080.51	0.35%	$1.83
Hypothetical (5% return before expenses)	$1,000.00	$1,023.38	0.35%	$1.78
PowerShares KBW Property & Casualty Insurance Portfolio (KBWP) Actual	$1,000.00	$1,088.33	0.35%	$1.84
Hypothetical (5% return before expenses)	$1,000.00	$1,023.38	0.35%	$1.78
PowerShares KBW Regional Banking Portfolio (KBWR) Actual	$1,000.00	$996.23	0.35%	$1.76
Hypothetical (5% return before expenses)	$1,000.00	$1,023.38	0.35%	$1.78

(1)  Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2012. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value for the period, then multiplying the result by 184/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

23

Schedule of Investments

PowerShares KBW Bank Portfolio (KBWB)

October 31, 2012

Number of Shares		Value
	Common Stocks—99.9%
	Commercial Banks - Central U.S.—4.1%
89,215	Commerce Bancshares, Inc.	$3,397,307
59,237	Cullen/Frost Bankers, Inc.	3,275,806
		6,673,113
	Commercial Banks - Eastern U.S.—4.9%
77,660	M&T Bank Corp.	8,084,406
	Commercial Banks - Southern U.S.—7.3%
217,182	BB&T Corp.	6,287,419
888,496	Regions Financial Corp.	5,792,994
		12,080,413
	Commercial Banks - Western U.S.—3.7%
281,225	Zions Bancorp.	6,037,901
	Diversified Banking Institutions—25.1%
1,512,672	Bank of America Corp.	14,098,103
369,467	Citigroup, Inc.	13,814,371
316,962	JPMorgan Chase & Co.	13,210,976
		41,123,450
	Fiduciary Banks—7.3%
206,463	Bank of New York Mellon Corp. (The)	5,101,701
58,692	Northern Trust Corp.	2,804,304
91,277	State Street Corp.	4,068,216
		11,974,221
	Savings & Loan/Thrifts - Eastern U.S.—5.4%
206,327	First Niagara Financial Group, Inc.	1,708,388
347,757	New York Community Bancorp, Inc.(a)	4,819,912
201,503	People's United Financial, Inc.	2,424,081
		8,952,381
	Super-Regional Banks - U.S.—42.1%
115,868	Capital One Financial Corp.	6,971,778
200,004	Comerica, Inc.	5,962,119
422,401	Fifth Third Bancorp	6,137,487
919,291	Huntington Bancshares, Inc.	5,874,270
667,208	KeyCorp	5,617,891
104,876	PNC Financial Services Group, Inc.	6,102,735
278,209	SunTrust Banks, Inc.	7,567,285
372,093	U.S. Bancorp	12,357,209
370,576	Wells Fargo & Co.	12,484,705
		69,075,479
	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $166,648,890)—99.9%	164,001,364
Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan
	Money Market Fund—2.3%
3,710,197	Invesco Liquid Assets Portfolio—Institutional Class (Cost $3,710,197)(b)(c)	$3,710,197
	Total Investments (Cost $170,359,087)—102.2%	167,711,561
	Liabilities in excess of other assets—(2.2)%	(3,639,406)
	Net Assets—100.0%	$164,072,155

(a)  All or a portion of this security was out on loan at October 31, 2012.

(b)  The security and the Fund are advised by wholly owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

(c)  The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 2I.

See Notes to Financial Statements.

24

Schedule of Investments

PowerShares KBW Capital Markets Portfolio (KBWC)

October 31, 2012

Number of Shares		Value
	Common Stocks—99.9%
	Banks—25.8%
1,131	Goldman Sachs Group, Inc. (The)	$138,423
7,407	Morgan Stanley	128,734
3,147	State Street Corp.	140,262
		407,419
	Commercial Services—4.2%
3,069	SEI Investments Co.	67,150
	Diversified Financial Services—69.9%
4,817	Charles Schwab Corp. (The)	65,415
1,866	CME Group, Inc.	104,365
1,053	Franklin Resources, Inc.	134,573
512	Greenhill & Co., Inc.	24,433
2,016	Interactive Brokers Group, Inc., Class A	28,728
473	IntercontinentalExchange, Inc.(a)	61,963
2,718	Invesco Ltd.(b)	66,102
2,194	Investment Technology Group, Inc.(a)	18,517
6,594	Janus Capital Group, Inc.	56,049
3,815	Jefferies Group, Inc.	54,326
3,063	Knight Capital Group, Inc., Class A(a)	8,056
2,333	Lazard Ltd., Class A (Bermuda)	68,730
1,643	Legg Mason, Inc.	41,864
1,877	NASDAQ OMX Group, Inc. (The)	44,691
2,194	NYSE Euronext	54,323
557	Piper Jaffray Cos., Inc.(a)	14,956
2,105	Raymond James Financial, Inc.	80,285
1,431	Stifel Financial Corp.(a)	45,363
1,114	T. Rowe Price Group, Inc.	72,343
3,910	TD Ameritrade Holding Corp.	61,348
		1,106,430
	Total Common Stocks (Cost $1,744,988)	1,580,999
	Money Market Fund—0.1%
907	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $907)	907
	Total Investments (Cost $1,745,895)—100.0%	1,581,906
	Other assets less liabilities—0.0%	188
	Net Assets—100.0%	$1,582,094

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Affiliated company. The Fund's Adviser is a subsidiary of Invesco Ltd. and therefore Invesco Ltd. is considered to be affiliated with the Fund. See Note 4.

See Notes to Financial Statements.

25

Schedule of Investments

PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Banks—12.8%
53,273	Bank of Hawaii Corp.	$2,352,536
74,584	City Holding Co.	2,619,390
243,300	F.N.B. Corp.	2,610,609
166,935	FirstMerit Corp.	2,313,719
51,500	Park National Corp.	3,427,325
118,987	Renasant Corp.	2,190,551
101,229	Trustmark Corp.	2,375,844
410,235	Valley National Bancorp	3,995,689
		21,885,663
	Diversified Financial Services—11.5%
1,910,889	BGC Partners, Inc., Class A	8,942,961
142,071	Federated Investors, Inc., Class B	3,301,730
1,442,045	GFI Group, Inc.	4,556,862
118,987	NYSE Euronext	2,946,118
		19,747,671
	Insurance—7.3%
67,487	Arthur J. Gallagher & Co.	2,391,739
246,853	Maiden Holdings Ltd. (Bermuda)	2,085,908
106,556	Mercury General Corp.	4,318,715
78,137	Safety Insurance Group, Inc.	3,621,650
		12,418,012
	Investment Companies—11.1%
813,375	Apollo Investment Corp.	6,466,331
333,872	Ares Capital Corp.	5,829,405
612,695	PennantPark Investment Corp.	6,739,645
		19,035,381
	REITs—47.3%
261,058	American Capital Agency Corp.	8,620,135
479,493	Annaly Capital Management, Inc.	7,739,017
1,012,271	Anworth Mortgage Asset Corp.	6,215,344
468,841	Capstead Mortgage Corp.	5,776,121
3,239,280	Chimera Investment Corp.	8,648,878
280,598	Hatteras Financial Corp.	7,651,907
197,124	Hospitality Properties Trust	4,557,507
394,251	Invesco Mortgage Capital, Inc. REIT(a)	8,448,799
891,512	MFA Financial, Inc.	7,283,653
294,803	PennyMac Mortgage Investment Trust	7,499,788
206,005	Starwood Property Trust, Inc.	4,721,635
87,015	Sun Communities, Inc.	3,652,890
		80,815,674
	Savings & Loans—8.1%
179,366	Dime Community Bancshares, Inc.	2,600,807
358,737	New York Community Bancorp, Inc.	4,972,095
182,919	Oritani Financial Corp.	2,795,002
287,697	People's United Financial, Inc.	3,460,995
		13,828,899
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Trucking & Leasing—1.9%
104,782	Textainer Group Holdings Ltd.	$3,164,416
	Total Investments (Cost $170,278,915)—100.0%	170,895,716
	Other assets less liabilities—0.0%	79,909
	Net Assets—100.0%	$170,975,625

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)  Affiliated company. The security and the Fund are advised by wholly owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. See Note 4.

See Notes to Financial Statements.

26

Schedule of Investments

PowerShares KBW Insurance Portfolio (KBWI)

October 31, 2012

Number of Shares		Value
	Common Stocks—99.9%
	Financial Guarantee Insurance—3.6%
6,253	MBIA, Inc.(a)	$61,905
9,629	MGIC Investment Corp.(a)(b)	16,562
		78,467
	Insurance Brokers—8.0%
1,626	Aon PLC (United Kingdom)	87,723
2,454	Marsh & McLennan Cos., Inc.	83,510
		171,233
	Investment Management/Advisor Services—4.7%
1,740	Ameriprise Financial, Inc.	101,564
	Life/Health Insurance—24.6%
2,967	Aflac, Inc.	147,697
3,262	Lincoln National Corp.	80,865
3,139	Principal Financial Group, Inc.	86,448
2,503	Prudential Financial, Inc.	142,796
3,523	Unum Group	71,447
		529,253
	Multi-line Insurance—29.5%
2,538	Allstate Corp. (The)	101,469
1,478	Assurant, Inc.	55,883
2,129	Cincinnati Financial Corp.	84,820
7,702	Genworth Financial, Inc., Class A(a)	45,904
3,523	Hartford Financial Services Group, Inc. (The)	76,484
4,765	MetLife, Inc.	169,110
4,006	XL Group PLC (Ireland)	99,109
		632,779
	Property/Casualty Insurance—23.4%
453	Arch Capital Group Ltd.(a)	20,000
2,198	Chubb Corp. (The)	169,202
2,824	Fidelity National Financial, Inc., Class A	60,462
3,706	Progressive Corp. (The)	82,644
2,405	Travelers Cos., Inc. (The)	170,611
		502,919
	Reinsurance—6.1%
2,094	Axis Capital Holdings Ltd. (Bermuda)	75,845
493	Everest Re Group Ltd.	54,747
		130,592
	Total Common Stocks (Cost $2,168,459)	2,146,807
Number of Shares		Value
	Money Market Fund—0.0%
188	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $188)	$188
	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $2,168,647)—99.9%	2,146,995
	Investments Purchased with Cash Collateral from Securities on Loan
	Money Market Fund—0.7%
14,081	Invesco Liquid Assets Portfolio—Institutional Class (Cost $14,081)(c)(d)	14,081
	Total Investments (Cost $2,182,728)—100.6%	2,161,076
	Liabilities in excess of other assets—(0.6)%	(13,179)
	Net Assets—100.0%	$2,147,897

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  All or a portion of this security was out on loan at October 31, 2012.

(c)  The security and the Fund are advised by wholly owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

(d)  The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 2I.

See Notes to Financial Statements.

27

Schedule of Investments

PowerShares KBW International Financial Portfolio (KBWX)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.8%
	Argentina—1.0%
216	Banco Macro SA ADR(a)	$2,918
670	BBVA Banco Frances SA ADR(a)	2,445
615	Grupo Financiero Galicia SA ADR	3,106
418	IRSA Inversiones y Representaciones SA ADR	3,018
		11,487
	Australia—5.8%
482	Westpac Banking Corp. ADR	63,643
	Bermuda—1.9%
223	Alterra Capital Holdings Ltd.	5,448
249	Aspen Insurance Holdings Ltd.	8,055
318	Montpelier Re Holdings Ltd.	7,273
		20,776
	Brazil—7.3%
1,503	Banco Bradesco SA ADR	23,537
3,083	Banco Santander Brasil SA ADR	20,964
1,053	Gafisa SA ADR(a)	3,865
2,166	Itau Unibanco Holding SA ADR	31,580
		79,946
	Canada—17.4%
459	Bank of Montreal	27,136
626	Bank of Nova Scotia	34,042
483	Brookfield Asset Management, Inc., Class A	16,635
256	Canadian Imperial Bank of Commerce	20,116
772	Manulife Financial Corp.	9,557
576	Royal Bank of Canada	32,849
455	Sun Life Financial, Inc.	11,284
467	Toronto-Dominion Bank (The)	37,986
		189,605
	Cayman Islands—0.2%
540	E-House China Holdings Ltd. ADR	2,192
	Chile—7.3%
213	Administradora de Fondos de Pensiones Provida SA ADR	22,695
228	Banco de Chile ADR	20,160
628	Banco Santander Chile ADR	17,075
958	Corpbanca SA ADR	19,639
		79,569
	China—2.4%
593	China Life Insurance Co. Ltd. ADR	26,199
	Colombia—3.7%
629	Bancolombia SA ADR(a)	40,269
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Germany—7.0%
3,575	Allianz SE ADR	$44,866
689	Deutsche Bank AG	31,494
		76,360
	India—6.2%
1,147	HDFC Bank Ltd. ADR	42,886
619	ICICI Bank Ltd. ADR	24,296
		67,182
	Ireland—1.2%
1,369	Governor and Co. of the Bank of Ireland (The) ADR(a)	7,311
218	XL Group PLC	5,393
		12,704
	Japan—8.5%
7,423	Mitsubishi UFJ Financial Group, Inc. ADR	33,329
1,328	Mizuho Financial Group, Inc. ADR	4,130
2,610	Nomura Holdings, Inc. ADR	9,396
254	ORIX Corp. ADR	13,043
5,454	Sumitomo Mitsui Financial Group, Inc. ADR	32,997
		92,895
	Mexico—0.3%
280	Desarrolladora Homex SAB de CV ADR(a)	3,710
	Netherlands—1.8%
1,419	AEGON NV	7,918
1,349	ING Groep NV ADR(a)	11,952
		19,870
	South Korea—4.0%
436	KB Financial Group, Inc. ADR	14,846
512	Shinhan Financial Group Co. Ltd. ADR	17,521
384	Woori Finance Holdings Co. Ltd. ADR	10,840
		43,207
	Spain—7.2%
5,253	Banco Bilbao Vizcaya Argentaria SA ADR	43,600
4,631	Banco Santander SA ADR	34,547
		78,147
	Switzerland—5.0%
1,046	Credit Suisse Group AG ADR	24,414
1,990	UBS AG(a)	29,890
		54,304
	United Kingdom—8.4%
1,141	Aviva PLC ADR	12,300
1,024	Barclays PLC ADR	15,155
474	HSBC Holdings PLC ADR	23,396
4,393	Lloyds Banking Group PLC ADR(a)	11,510

See Notes to Financial Statements.

28

Schedule of Investments (Continued)

PowerShares KBW International Financial Portfolio (KBWX)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
931	Prudential PLC ADR	$25,584
369	Royal Bank of Scotland Group PLC ADR(a)	3,299
		91,244
	United States—3.2%
338	ACE Ltd.	26,584
104	PartnerRe Ltd.	8,424
		35,008
	Total Investments (Cost $1,231,631)—99.8%	1,088,317
	Other assets less liabilities—0.2%	1,778
	Net Assets—100.0%	$1,090,095

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

29

Schedule of Investments

PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)

October 31, 2012

Number of Shares		Value
	Real Estate Investment Trusts—99.9%
	Diversified—26.4%
132,358	CapLease, Inc.	$678,996
17,928	Entertainment Properties Trust	796,900
65,915	First Potomac Realty Trust	785,048
82,261	Lexington Realty Trust	780,657
17,928	Liberty Property Trust	629,631
47,457	One Liberty Properties, Inc.	896,463
56,950	STAG Industrial, Inc.	986,374
20,565	Washington Real Estate Investment Trust	528,726
66,441	Winthrop Realty Trust	726,864
		6,809,659
	Health Care—23.4%
11,600	Health Care REIT, Inc.	689,388
26,893	Healthcare Realty Trust, Inc.	631,717
97,026	Medical Properties Trust, Inc.	1,113,858
37,439	OMEGA Healthcare Investors, Inc.	858,851
46,404	Sabra Health Care REIT, Inc.	1,031,097
40,604	Senior Housing Properties Trust	892,476
16,346	Universal Health Realty Income Trust	808,146
		6,025,533
	Hotels—8.9%
53,259	Chatham Lodging Trust	689,704
40,076	Hospitality Properties Trust	926,557
82,789	Summit Hotel Properties, Inc.	683,837
		2,300,098
	Manufactured Homes—2.8%
17,400	Sun Communities, Inc.	730,452
	Office Property—14.3%
51,676	Brandywine Realty Trust	599,442
25,311	Corporate Office Properties Trust	631,510
42,185	Government Properties Income Trust	936,085
20,565	Highwoods Properties, Inc.	663,221
32,693	Mack-Cali Realty Corp.	849,691
		3,679,949
	Regional Malls—4.1%
24,783	CBL & Associates Properties, Inc.	554,396
30,583	Pennsylvania Real Estate Investment Trust	505,537
		1,059,933
	Shopping Centers—14.0%
63,806	Excel Trust, Inc.	784,814
105,463	Inland Real Estate Corp.	861,633
117,065	Kite Realty Group Trust	640,345
51,150	Ramco-Gershenson Properties Trust	662,904
34,276	Urstadt Biddle Properties, Inc., Class A	649,187
		3,598,883
Number of Shares		Value
	Real Estate Investment Trusts (Continued)
	Single Tenant—6.0%
33,748	Agree Realty Corp.	$851,800
21,618	National Retail Properties, Inc.	684,858
		1,536,658
	Total Investments (Cost $24,873,709)—99.9%	25,741,165
	Other assets less liabilities—0.1%	27,912
	Net Assets—100.0%	$25,769,077

Investment Abbreviations:

REIT—Real Estate Investment Trust

See Notes to Financial Statements.

30

Schedule of Investments

PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)

October 31, 2012

Number of Shares		Value
	Common Stocks—100.0%
	Multi-line Insurance—14.9%
5,989	Allstate Corp. (The)	$239,440
3,047	American Financial Group, Inc.	118,224
2,942	Kemper Corp.	91,202
		448,866
	Property/Casualty Insurance—50.4%
3,193	Arch Capital Group Ltd.(a)	140,971
3,026	Chubb Corp. (The)	232,941
2,170	Hanover Insurance Group, Inc. (The)	78,359
2,963	HCC Insurance Holdings, Inc.	105,601
1,690	Mercury General Corp.	68,496
1,502	ProAssurance Corp.	134,279
10,433	Progressive Corp. (The)	232,656
376	RLI Corp.	25,636
3,589	Selective Insurance Group, Inc.	66,360
4,236	Travelers Cos., Inc. (The)	300,502
3,589	W.R. Berkley Corp.	139,576
		1,525,377
	Reinsurance—34.7%
1,482	Allied World Assurance Co. Holdings AG (Switzerland)	119,005
2,045	Alterra Capital Holdings Ltd. (Bermuda)	49,959
3,380	Aspen Insurance Holdings Ltd. (Bermuda)	109,343
3,443	Axis Capital Holdings Ltd. (Bermuda)	124,706
2,880	Endurance Specialty Holdings Ltd. (Bermuda)	116,784
3,986	Montpelier Re Holdings Ltd. (Bermuda)	91,160
1,586	PartnerRe Ltd.	128,466
2,108	Platinum Underwriters Holdings Ltd. (Bermuda)	93,595
1,565	RenaissanceRe Holdings Ltd. (Bermuda)	127,328
2,504	Validus Holdings Ltd.	89,643
		1,049,989
	Total Common Stocks (Cost $2,797,242)	3,024,232
Number of Shares		Value
	Money Market Fund—0.0%
1,655	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $1,655)	$1,655
	Total Investments (Cost $2,798,897)—100.0%	3,025,887
	Liabilities in excess of other assets—(0.0)%	(900)
	Net Assets—100.0%	$3,024,987

Notes to Schedule of Investments:

(a)  Non-income producing security.

This Fund has holdings greater than 10% of net assets in the following country:

Bermuda	23.6%

See Notes to Financial Statements.

31

Schedule of Investments

PowerShares KBW Regional Banking Portfolio (KBWR)

October 31, 2012

Number of Shares		Value
	Common Stocks—99.9%
	Commercial Banks - Central U.S.—30.1%
30,265	Associated Banc-Corp.	$390,116
5,070	BOK Financial Corp.	297,356
23,293	First Financial Bancorp	365,700
9,507	First Financial Bankshares, Inc.	344,439
34,226	First Midwest Bancorp, Inc.	423,376
21,708	FirstMerit Corp.	300,873
19,490	MB Financial, Inc.	394,867
35,177	Old National Bancorp	431,622
3,644	Park National Corp.	242,508
17,113	PrivateBancorp, Inc.	276,546
7,923	Prosperity Bancshares, Inc.	331,657
20,757	TCF Financial Corp.	237,460
13,944	Texas Capital Bancshares, Inc.(a)	661,922
5,546	UMB Financial Corp.	246,963
12,676	Wintrust Financial Corp.	468,378
		5,413,783
	Commercial Banks - Eastern U.S.—22.0%
12,201	Community Bank System, Inc.	336,626
38,663	F.N.B. Corp.	414,854
43,416	First Commonwealth Financial Corp.	284,375
30,898	Fulton Financial Corp.	300,329
51,180	National Penn Bancshares, Inc.	457,037
12,835	S&T Bancorp, Inc.	225,511
6,497	Signature Bank(a)	462,846
62,114	Susquehanna Bancshares, Inc.	644,122
32,800	Valley National Bancorp(b)	319,472
22,976	Webster Financial Corp.	505,472
		3,950,644
	Commercial Banks - Southern U.S.—16.4%
30,581	BancorpSouth, Inc.	432,721
8,398	City Holding Co.	294,938
22,976	First Horizon National Corp.	213,907
10,299	Hancock Holding Co.	325,345
4,437	IBERIABANK Corp.	220,918
24,243	Pinnacle Financial Partners, Inc.(a)	473,951
149,263	Synovus Financial Corp.(b)	365,694
12,201	Trustmark Corp.	286,357
13,785	United Bankshares, Inc.	328,497
		2,942,328
	Commercial Banks - Western U.S.—23.3%
7,289	Bank of Hawaii Corp.	321,882
21,708	Cathay General Bancorp	384,015
6,497	City National Corp.	331,997
17,905	Columbia Banking System, Inc.	317,098
31,849	CVB Financial Corp.	344,606
14,102	East West Bancorp, Inc.	300,232
14,578	First Republic Bank	500,754
19,648	Glacier Bancorp, Inc.	284,896
17,905	PacWest Bancorp	402,862
Number of Shares		Value
	Common Stocks (Continued)
7,923	SVB Financial Group(a)	$448,363
31,057	Umpqua Holdings Corp.	375,479
4,278	Westamerica Bancorp.(b)	188,745
		4,200,929
	Fiduciary Banks—1.9%
37,712	Boston Private Financial Holdings, Inc.	347,705
	Savings & Loan/Thrifts - Eastern U.S.—4.1%
40,564	Brookline Bancorp, Inc.	343,983
26,779	Provident Financial Services, Inc.	401,685
		745,668
	Savings & Loan/Thrifts - Western U.S.—2.1%
22,500	Washington Federal, Inc.	377,550
	Total Common Stocks (Cost $18,877,455)	17,978,607
	Money Market Fund—0.0%
2,538	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $2,538)	2,538
	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $18,879,993)—99.9%	17,981,145
	Investments Purchased with Cash Collateral from Securities on Loan
	Money Market Fund—3.5%
622,896	Invesco Liquid Assets Portfolio—Institutional Class (Cost $622,896)(c)(d)	622,896
	Total Investments (Cost $19,502,889)—103.4%	18,604,041
	Liabilities in excess of other assets—(3.4)%	(616,886)
	Net Assets—100.0%	$17,987,155

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  All or a portion of this security was out on loan at October 31, 2012.

(c)  The security and the Fund are advised by wholly owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

(d)  The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 2I.

See Notes to Financial Statements.

32

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Statements of Assets and Liabilities

October 31, 2012

	PowerShares KBW Bank Portfolio (KBWB)	PowerShares KBW Capital Markets Portfolio (KBWC)	PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)	PowerShares KBW Insurance Portfolio (KBWI)
ASSETS:
Unaffiliated investments, at value(a)	$164,001,364	$1,515,804	$162,446,917	$2,146,995
Affiliated investments, at value	3,710,197	66,102	8,448,799	14,081
Total investments, at value	167,711,561	1,581,906	170,895,716	2,161,076
Receivables:
Dividends and interest	148,673	656	139,976	1,540
Foreign tax reclaims	—	—	—	—
Securities lending dividends	878	—	—	—
Total Assets	167,861,112	1,582,562	171,035,692	2,162,616
LIABILITIES:
Due to custodian	33,653	—	11,350	—
Payables:
Collateral upon return of securities loaned	3,710,197	—	—	14,081
Accrued unitary management fees	45,107	468	48,717	638
Total Liabilities	3,788,957	468	60,067	14,719
NET ASSETS	$164,072,155	$1,582,094	$170,975,625	$2,147,897
NET ASSETS CONSIST OF:
Shares of beneficial interest	$166,275,879	$1,756,939	$172,228,926	$2,169,790
Undistributed net investment income	475,428	3,498	—	6,177
Undistributed net realized gain (loss)	(31,626)	(14,354)	(1,870,102)	(6,418)
Net unrealized appreciation (depreciation)	(2,647,526)	(163,989)	616,801	(21,652)
Net Assets	$164,072,155	$1,582,094	$170,975,625	$2,147,897
Shares outstanding (unlimited amount authorized, $0.01 par value)	6,450,001	50,001	7,150,000	50,001
Net asset value	$25.44	$31.64	$23.91	$42.96
Share price	$25.46	$31.62	$23.86	$42.95
Unaffiliated investments, at cost	$166,648,890	$1,675,128	$162,879,276	$2,168,647
Affiliated investments, at cost	$3,710,197	$70,767	$7,399,639	$14,081
Total investments, at cost	$170,359,087	$1,745,895	$170,278,915	$2,182,728
(a) Includes securities on loan with an aggregate value of:	$3,614,577	$—	$—	$12,420

See Notes to Financial Statements.

34

	PowerShares KBW International Financial Portfolio (KBWX)	PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)	PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)	PowerShares KBW Regional Banking Portfolio (KBWR)
ASSETS:
Unaffiliated investments, at value(a)	$1,088,317	$25,741,165	$3,025,887	$17,981,145
Affiliated investments, at value	—	—	—	622,896
Total investments, at value	1,088,317	25,741,165	3,025,887	18,604,041
Receivables:
Dividends and interest	2,654	77,199	—	11,976
Foreign tax reclaims	1,816	—	—	—
Securities lending dividends	—	—	—	—
Total Assets	1,092,787	25,818,364	3,025,887	18,616,017
LIABILITIES:
Due to custodian	2,325	42,368	—	—
Payables:
Collateral upon return of securities loaned	—	—	—	622,896
Accrued unitary management fees	367	6,919	900	5,966
Total Liabilities	2,692	49,287	900	628,862
NET ASSETS	$1,090,095	$25,769,077	$3,024,987	$17,987,155
NET ASSETS CONSIST OF:
Shares of beneficial interest	$1,268,637	$25,381,908	$2,786,219	$18,865,371
Undistributed net investment income	30,194	—	23,183	29,673
Undistributed net realized gain (loss)	(65,422)	(480,287)	(11,405)	(9,041)
Net unrealized appreciation (depreciation)	(143,314)	867,456	226,990	(898,848)
Net Assets	$1,090,095	$25,769,077	$3,024,987	$17,987,155
Shares outstanding (unlimited amount authorized, $0.01 par value)	50,000	950,000	100,000	650,001
Net asset value	$21.80	$27.13	$30.25	$27.67
Share price	$21.79	$27.11	$30.24	$27.67
Unaffiliated investments, at cost	$1,231,631	$24,873,709	$2,798,897	$18,879,993
Affiliated investments, at cost	$—	$—	$—	$622,896
Total investments, at cost	$1,231,631	$24,873,709	$2,798,897	$19,502,889
(a) Includes securities on loan with an aggregate value of:	$—	$—	$—	$605,116

35

Statements of Operations

	PowerShares KBW Bank Portfolio (KBWB)	PowerShares KBW Capital Markets Portfolio (KBWC)	PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)	PowerShares KBW Insurance Portfolio (KBWI)
	For the Period November 1, 2011(a) to October 31, 2012	For the Period November 1, 2011(a) to October 31, 2012	Year Ended October 31, 2012	For the Period November 1, 2011(a) to October 31, 2012
INVESTMENT INCOME:
Unaffiliated dividend income	$1,371,540	$83,200	$6,865,145	$385,615
Affiliated dividend income	—	4,817	626,253	—
Securities lending income	2,842	982	—	3,455
Foreign withholding tax	—	—	—	—
Total Income	1,374,382	88,999	7,491,398	389,070
EXPENSES:
Unitary management fees	228,014	14,534	294,165	36,651
Unitary management fee waivers	(49,479)	(7,687)	—	(25,475)
Net Expenses	178,535	6,847	294,165	11,176
Net Investment Income	1,195,847	82,152	7,197,233	377,894
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investment securities	(106,503)	(16,868)	(1,704,852)	(44,971)
In-kind redemptions	5,141,794	552,192	3,678,829	1,216,738
Net realized gain (loss)	5,035,291	535,324	1,973,977	1,171,767
Net change in unrealized appreciation (depreciation) on investment securities	(2,647,526)	(163,989)	1,645,117	(21,652)
Net realized and unrealized gain (loss)	2,387,765	371,335	3,619,094	1,150,115
Net increase (decrease) in net assets resulting from operations	$3,583,612	$453,487	$10,816,327	$1,528,009

(a) Commencement of Investment Operations.

See Notes to Financial Statements.

36

	PowerShares KBW International Financial Portfolio (KBWX)	PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)	PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)	PowerShares KBW Regional Banking Portfolio (KBWR)
	Year Ended October 31, 2012	Year Ended October 31, 2012	Year Ended October 31, 2012	For the Period November 1, 2011(a) to October 31, 2012
INVESTMENT INCOME:
Unaffiliated dividend income	$108,751	$418,047	$97,973	$1,053,420
Affiliated dividend income	—	—	—	—
Securities lending income	—	—	—	11,481
Foreign withholding tax	(9,007)	—	—	—
Total Income	99,744	418,047	97,973	1,064,901
EXPENSES:
Unitary management fees	10,425	37,207	14,987	146,158
Unitary management fee waivers	—	—	—	(99,232)
Net Expenses	10,425	37,207	14,987	46,926
Net Investment Income	89,319	380,840	82,986	1,017,975
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investment securities	(64,070)	(406,241)	(5,573)	(91,364)
In-kind redemptions	(240,283)	419,223	361,568	14,767,017
Net realized gain (loss)	(304,353)	12,982	355,995	14,675,653
Net change in unrealized appreciation (depreciation) on investment securities	197,924	1,509,373	358,449	(898,848)
Net realized and unrealized gain (loss)	(106,429)	1,522,355	714,444	13,776,805
Net increase (decrease) in net assets resulting from operations	$(17,110)	$1,903,195	$797,430	$14,794,780

37

Statements of Changes in Net Assets

	PowerShares KBW Bank Portfolio (KBWB)	PowerShares KBW Capital Markets Portfolio (KBWC)	PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)		PowerShares KBW Insurance Portfolio (KBWI)	PowerShares KBW International Financial Portfolio (KBWX)
	For the Period November 1, 2011(a) to October 31, 2012	For the Period November 1, 2011(a) to October 31, 2012	Year Ended October 31, 2012	For the Period November 29, 2010 (a) to October 31, 2011	For the Period November 1, 2011(a) to October 31, 2012	Year Ended October 31, 2012	For the Period November 29, 2010 (a) to October 31, 2011
OPERATIONS:
Net investment income	$1,195,847	$82,152	$7,197,233	$1,073,157	$377,894	$89,319	$58,520
Net realized gain (loss)	5,035,291	535,324	1,973,977	90,288	1,171,767	(304,353)	(30,928)
Net change in unrealized appreciation (depreciation)	(2,647,526)	(163,989)	1,645,117	(1,028,316)	(21,652)	197,924	(341,238)
Net increase (decrease) in net assets resulting from operations	3,583,612	453,487	10,816,327	135,129	1,528,009	(17,110)	(313,646)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(765,995)	(83,731)	(7,679,260)	(1,193,226)	(382,882)	(71,172)	(47,001)
Net realized gains	—	—	—	—	—	—	—
Return of capital	(14,995)	—	—	—	—	—	—
Total distributions to shareholders	(780,990)	(83,731)	(7,679,260)	(1,193,226)	(382,882)	(71,172)	(47,001)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	1,062,903,770	20,642,712	162,610,781	29,114,305	42,662,960	—	4,814,031
Value of shares repurchased	(901,634,237)	(19,430,374)	(21,615,189)	(1,213,242)	(41,660,190)	(2,006,456)	(1,268,551)
Net increase (decrease) in net assets resulting from shares transactions	161,269,533	1,212,338	140,995,592	27,901,063	1,002,770	(2,006,456)	3,545,480
Increase (Decrease) in Net Assets	164,072,155	1,582,094	144,132,659	26,842,966	2,147,897	(2,094,738)	3,184,833
NET ASSETS:
Beginning of period	—	—	26,842,966	—	—	3,184,833	—
End of period	$164,072,155	$1,582,094	$170,975,625	$26,842,966	$2,147,897	$1,090,095	$3,184,833
Undistributed net investment income at end of period	$475,428	$3,498	$—	$—	$6,177	$30,194	$11,636
CHANGES IN SHARES OUTSTANDING:
Shares sold	47,000,001	650,001	6,850,000	1,250,000	1,100,001	—	200,000
Shares repurchased	(40,550,000)	(600,000)	(900,000)	(50,000)	(1,050,000)	(100,000)	(50,000)
Shares outstanding, beginning of period	—	—	1,200,000	—	—	150,000	—
Shares outstanding, end of period	6,450,001	50,001	7,150,000	1,200,000	50,001	50,000	150,000

(a)  Commencement of Investment Operations.
See Notes to Financial Statements.

38

	PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)		PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)		PowerShares KBW Regional Banking Portfolio (KBWR)
	Year Ended October 31, 2012	For the Period November 29, 2010 (a) to October 31, 2011	Year Ended October 31, 2012	For the Period November 29, 2010 (a) to October 31, 2011	For the Period November 1, 2011(a) to October 31, 2012
OPERATIONS:
Net investment income	$380,840	$217,457	$82,986	$69,713	$1,017,975
Net realized gain (loss)	12,982	(82,886)	355,995	96,349	14,675,653
Net change in unrealized appreciation (depreciation)	1,509,373	(641,917)	358,449	(131,459)	(898,848)
Net increase (decrease) in net assets resulting from operations	1,903,195	(507,346)	797,430	34,603	14,794,780
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(455,671)	(217,941)	(71,001)	(59,232)	(1,024,305)
Net realized gains	—	—	—	—	—
Return of capital	(109,084)	(62,420)	—	—	—
Total distributions to shareholders	(564,755)	(280,361)	(71,001)	(59,232)	(1,024,305)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	21,280,686	9,033,763	6,797,744	7,568,453	185,071,553
Value of shares repurchased	(3,861,814)	(1,234,291)	(8,224,233)	(3,818,777)	(180,854,873)
Net increase (decrease) in net assets resulting from shares transactions	17,418,872	7,799,472	(1,426,489)	3,749,676	4,216,680
Increase (Decrease) in Net Assets	18,757,312	7,011,765	(700,060)	3,725,047	17,987,155
NET ASSETS:
Beginning of period	7,011,765	—	3,725,047	—	—
End of period	$25,769,077	$7,011,765	$3,024,987	$3,725,047	$17,987,155
Undistributed net investment income at end of period	$—	$—	$23,183	$11,198	$29,673
CHANGES IN SHARES OUTSTANDING:
Shares sold	800,000	350,000	250,000	300,000	7,450,001
Shares repurchased	(150,000)	(50,000)	(300,000)	(150,000)	(6,800,000)
Shares outstanding, beginning of period	300,000	—	150,000	—	—
Shares outstanding, end of period	950,000	300,000	100,000	150,000	650,001

39

Financial Highlights

PowerShares KBW Bank Portfolio (KBWB)

	For the Period November 1, 2011(a) through October 31, 2012
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$20.68
Net investment income(b)	0.43
Net realized and unrealized gain on investments	4.84
Total from investment operations	5.27
Distributions to shareholders from:
Net investment income	(0.50)
Return of capital	(0.01)
Total distributions	(0.51)
Net asset value at end of period	$25.44
Share price at end of period(c)	$25.46
NET ASSET VALUE, TOTAL RETURN(d)	25.97%
SHARE PRICE TOTAL RETURN(d)	26.07%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$164,072
Ratio to average net assets of:
Expenses, after Waivers	0.27	%(e)
Expenses, prior to Waivers	0.35	%(e)
Net investment income	1.84	%(e)
Portfolio turnover rate(f)	4%

PowerShares KBW Capital Markets Portfolio (KBWC)

	For the Period November 1, 2011(a) through October 31, 2012
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$30.49
Net investment income(b)	0.61
Net realized and unrealized gain on investments	1.73
Total from investment operations	2.34
Distributions to shareholders from:
Net investment income	(1.19)
Net asset value at end of period	$31.64
Share price at end of period(c)	$31.62
NET ASSET VALUE, TOTAL RETURN(d)	7.79%
SHARE PRICE TOTAL RETURN(d)	7.72%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$1,582
Ratio to average net assets of:
Expenses after Waivers	0.16	%(e)
Expenses, prior to Waivers	0.35	%(e)
Net investment income	1.98	%(e)
Portfolio turnover rate(f)	6%

(a)  Commencement of Investment Operations.

(b)  Based on average shares outstanding.

(c)  The mean between the last bid and ask prices.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and the sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)  Annualized.

(f)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

40

Financial Highlights (Continued)

PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)

	Year Ended October 31, 2012	For the Period November 29, 2010(a) through October 31, 2011
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$22.37	$23.51
Net investment income(b)	2.01	1.91
Net realized and unrealized gain (loss) on investments	1.88	(0.82)
Total from investment operations	3.89	1.09
Distributions to shareholders from:
Net investment income	(2.30)	(2.23)
Net realized gains	(0.05)	—
Total distributions	(2.35)	(2.23)
Net asset value at end of period	$23.91	$22.37
Share price at end of period(c)	$23.86	$22.43
NET ASSET VALUE, TOTAL RETURN(d)	18.32%	4.64	%(e)
SHARE PRICE TOTAL RETURN(d)	17.75%	4.92	%(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$170,976	$26,843
Ratio to average net assets of:
Expenses(f)	0.35%	0.37	%(g)
Net investment income	8.56%	9.14	%(g)
Portfolio turnover rate(h)	19%	33%

PowerShares KBW Insurance Portfolio (KBWI)

	For the Period November 1, 2011(a) through October 31, 2012
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$38.33
Net investment income(b)	1.42
Net realized and unrealized gain on investments	4.54
Total from investment operations	5.96
Distributions to shareholders from:
Net investment income	(1.33)
Net asset value at end of period	$42.96
Share price at end of period(c)	$42.95
NET ASSET VALUE, TOTAL RETURN(d)	15.91%
SHARE PRICE TOTAL RETURN(d)	15.89%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$2,148
Ratio to average net assets of:
Expenses, after Waivers	0.11	%(g)
Expense, prior to Waivers	0.35	%(g)
Net investment income	3.61	%(g)
Portfolio turnover rate(h)	5%

(a)  Commencement of Investment Operations.

(b)  Based on average shares outstanding.

(c)  The mean between the last bid and ask prices.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and the sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)  The net asset value total return from Fund Inception (December 2, 2010, the first day of trading on the Exchange) to October 31, 2011 was 2.97%. The share price total return from Fund Inception to October 31, 2011 was 3.38%.

(f)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment company in which the Fund invests. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses, that are incurred directly by the investment companies and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment company expenses that you bear indirectly is included in your Fund's total return.

(g)  Annualized.

(h)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

41

Financial Highlights (Continued)

PowerShares KBW International Financial Portfolio (KBWX)

	Year Ended October 31, 2012	For the Period November 29, 2010(a) through October 31, 2011
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$21.23	$24.70
Net investment income(b)	0.70	0.54
Net realized and unrealized gain (loss) on investments	0.55	(3.57)
Total from investment operations	1.25	(3.03)
Distributions to shareholders from:
Net investment income	(0.68)	(0.44)
Net asset value at end of period	$21.80	$21.23
Share price at end of period(c)	$21.79	$21.24
NET ASSET VALUE, TOTAL RETURN(d)	6.13%	(12.45	)%(e)
SHARE PRICE TOTAL RETURN(d)	6.03%	(12.41	)%(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$1,090	$3,185
Ratio to average net assets of:
Expenses	0.40%	0.40	%(f)
Net investment income	3.43%	2.44	%(f)
Portfolio turnover rate(g)	5%	8%

PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)

	Year Ended October 31, 2012	For the Period November 29, 2010(a) through October 31, 2011
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$23.37	$24.96
Net investment income(b)	0.91	1.01
Net realized and unrealized gain (loss) on investments	4.22	(1.27)
Total from investment operations	5.13	(0.26)
Distributions to shareholders from:
Net investment income	(1.11)	(1.03)
Return of capital	(0.26)	(0.30)
Total distributions	(1.37)	(1.33)
Net asset value at end of period	$27.13	$23.37
Share price at end of period(c)	$27.11	$23.40
NET ASSET VALUE, TOTAL RETURN(d)	22.54%	(1.20	)%(h)
SHARE PRICE TOTAL RETURN(d)	22.30%	(1.08	)%(h)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$25,769	$7,012
Ratio to average net assets of:
Expenses	0.35%	0.36	%(f)
Net investment income	3.58%	4.54	%(f)
Portfolio turnover rate(g)	40%	36%

(a)  Commencement of Investment Operations.

(b)  Based on average shares outstanding.

(c)  The mean between the last bid and ask prices.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and the sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)  The net asset value total return from Fund Inception (December 2, 2010, the first day of trading on the Exchange) to October 31, 2011 was (15.50)%. The share price total return from Fund Inception to October 31, 2011 was (15.40)%.

(f)  Annualized.

(g)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

(h)  The net asset value total return from Fund Inception (December 2, 2010, the first day of trading on the Exchange) to October 31, 2011 was (1.87)%. The share price total return from Fund Inception to October 31, 2011 was (1.55)%.

See Notes to Financial Statements.

42

Financial Highlights (Continued)

PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)

	Year Ended October 31, 2012	For the Period November 29, 2010(a) through October 31, 2011
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$24.83	$24.75
Net investment income(b)	0.53	0.54
Net realized and unrealized gain on investments	5.41	0.04
Total from investment operations	5.94	0.58
Distributions to shareholders from:
Net investment income	(0.52)	(0.50)
Net asset value at end of period	$30.25	$24.83
Share price at end of period(c)	$30.24	$24.84
NET ASSET VALUE, TOTAL RETURN(d)	24.21%	2.36	%(e)
SHARE PRICE TOTAL RETURN(d)	24.12%	2.41	%(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$3,025	$3,725
Ratio to average net assets of:
Expenses	0.35%	0.37	%(f)
Net investment income	1.94%	2.38	%(f)
Portfolio turnover rate(g)	2%	4%

PowerShares KBW Regional Banking Portfolio (KBWR)

	For the Period November 1, 2011(a) through October 31, 2012
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$23.85
Net investment income(b)	0.63
Net realized and unrealized gain on investments	3.94
Total from investment operations	4.57
Distributions to shareholders from:
Net investment income	(0.75)
Net asset value at end of period	$27.67
Share price at end of period(c)	$27.67
NET ASSET VALUE, TOTAL RETURN(d)	19.20%
SHARE PRICE TOTAL RETURN(d)	19.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$17,987
Ratio to average net assets of:
Expenses, after Waivers	0.11	%(f)
Expenses, prior to Waivers	0.35	%(f)
Net investment income	2.44	%(f)
Portfolio turnover rate(g)	3%

(a)  Commencement of Investment Operations.

(b)  Based on average shares outstanding.

(c)  The mean between the last bid and ask prices.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and the sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)  The net asset value total return from Fund Inception (December 2, 2010, the first day of trading on the Exchange) to October 31, 2011 was 0.38%. The share price total return from Fund Inception to October 31, 2011 was 0.45%.

(f)  Annualized.

(g)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

43

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the "Trust") was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As of October 31, 2012, the Trust offered sixty portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares KBW Bank Portfolio (KBWB)	"KBW Bank Portfolio"
PowerShares KBW Capital Markets Portfolio (KBWC)	"KBW Capital Markets Portfolio"
PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)	"KBW High Dividend Yield Financial Portfolio"
PowerShares KBW Insurance Portfolio (KBWI)	"KBW Insurance Portfolio"
PowerShares KBW International Financial Portfolio (KBWX)	"KBW International Financial Portfolio"
PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)	"KBW Premium Yield Equity REIT Portfolio"
PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)	"KBW Property & Casualty Insurance Portfolio"
PowerShares KBW Regional Banking Portfolio (KBWR)	"KBW Regional Banking Portfolio"

Each portfolio (each, a "Fund" and collectively, the "Funds") represents a separate series of the Trust. The shares of the Funds are referred to herein as "Shares" or "Fund's Shares." Each Fund's Shares are listed and traded on NYSE Arca, Inc.

The market prices of each Fund's Shares may differ to some degree from the Fund's net asset value ("NAV"). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a "Creation Unit." Creation Units are issued and redeemed generally in-kind for securities included in each Fund's relevant index. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an "Underlying Index"):

Fund	Index
KBW Bank Portfolio	KBW Bank Index
KBW Capital Markets Portfolio	KBW Capital Markets Index
KBW High Dividend Yield Financial Portfolio	KBW Financial Sector Dividend Yield Index
KBW Insurance Portfolio	KBW Insurance Index
KBW International Financial Portfolio	KBW Global ex-U.S. Financial Sector Index
KBW Premium Yield Equity REIT Portfolio	KBW Premium Yield Equity REIT Index
KBW Property & Casualty Insurance Portfolio	KBW Property & Casualty Index
KBW Regional Banking Portfolio	KBW Regional Banking Index

44

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. Listed options, if no closing price is available, are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices.

Investments in open-end registered investment companies not traded on an exchange are valued at the end-of-day NAV per share.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities' (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange ("NYSE"), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple

45

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize an investing strategy that seeks returns in excess of each Fund's respective Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because each Fund is non-diversified and can invest a greater portion of assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund's performance.

Non-Correlation Risk. A Fund's return may not match the return of its Underlying Index for a number of reasons. For example, a Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund's portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Equity Risk. Equity risk is the risk that the value of the securities a Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in a Fund's portfolio may decline in price if the issuer fails to make anticipated

46

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Concentration Risk. A significant percentage of a Fund's Underlying Index is comprised of issuers in a single industry or sector of the economy. By focusing in an industry or sector, a Fund faces more risks than if it were diversified broadly over numerous industries and sectors of the economy. At times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), applicable to regulated investment companies and to distribute substantially all of the Fund's taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These timing differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date net of foreign taxes withheld, if any. Interest income is recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-dividend date. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

E. Expenses

Each Fund has agreed to pay an annual unitary management fee to Invesco PowerShares Capital Management LLC (the "Adviser"). The Adviser has agreed to pay substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, and other extraordinary expenses (including acquired fund fees and expenses).

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies' expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

47

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

F. Dividends and Distributions to Shareholders

Each Fund (except for KBW High Dividend Yield Financial Portfolio and KBW Premium Yield Equity REIT Portfolio) declares and pays dividends from net investment income, if any, to its shareholders quarterly and KBW High Dividend Yield Financial Portfolio and KBW Premium Yield Equity REIT Portfolio declares and pays dividends from net investment income monthly and records such dividends on ex-dividend date. Each Fund distributes net realized taxable capital gains, if any, generally annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund's financial statements as a tax return of capital at fiscal period-end.

G. Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in currencies other than the U.S. dollar, are translated into U.S. dollars using the applicable exchange rates as of the close of London world markets. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments in securities. Certain foreign exchange gains and losses included in realized and unrealized gains or losses are included in or are a reduction of ordinary income in accordance with U.S. Federal income tax regulations.

H. Change in Accounting Policy – Equalization

The Funds previously followed the accounting practice known as equalization. Equalization accounting is utilized for book purposes to keep the continuing shareholders' per share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital shares. During the year ended October 31, 2012, all Funds discontinued the practice of equalization accounting for book purposes. The prior period financial statements have been restated to reflect the accounting change.

The change in policy has been accounted for in accordance with ASC 250 "Accounting Changes and Error Corrections." The change was implemented for consistent application of book and tax treatment related to the Funds' distributions. The result of the policy change did not have an impact on the Funds' net assets, net increase/decrease in net assets resulting from operations or per share net asset value. Additionally, the change does not have an impact on the amount or tax character of a Fund's distributions to shareholders or net asset value total return.

For financial reporting purposes, the amounts were reported in the Statements of Changes in Net Assets as "Undistributed net investment income (loss) included in the price of units issued and redeemed" as a component of the "Net Increase (Decrease) in net assets resulting from operations" with an offsetting amount included in "Net income (loss) equalization" included in the subtotal "Net Increase (Decrease) in

48

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

net assets resulting from share transactions." The amount of equalization charges or credits previously reported and the amount in the current period had the change not been made were as follows:

	Statements of Changes in Net Assets Net income (loss) equalization*
	For the year ended October 31, 2012	For the year ended October 31, 2011
KBW Bank Portfolio	$994,532	$—
KBW Capital Markets Portfolio	37,267	—
KBW High Dividend Yield Financial Portfolio	(13,649)	2,470
KBW Insurance Portfolio	28,223	—
KBW International Financial Portfolio	30,052	(4,927)
KBW Premium Yield Equity REIT Portfolio	77,119	(1,448)
KBW Property & Casualty Insurance Portfolio	13,101	2,753
KBW Regional Banking Portfolio	119,219	—

* An equal offsetting amount was made to the operations section of the Statements of Changes in Net Assets.

The per share impact of the net equalization charges and credits disclosed in previous financial statements and the amount in the current period had the change not been made were as follows:

	Financial Highlights
	Year ended October 31, 2012	Year ended October 31, 2011
KBW Bank Portfolio	$(0.36)	$—
KBW Capital Markets Portfolio	(0.28)	—
KBW High Dividend Yield Financial Portfolio	0.00	(0.00)
KBW Insurance Portfolio	(0.11)	—
KBW International Financial Portfolio	(0.24)	0.05
KBW Premium Yield Equity REIT Portfolio	(0.18)	0.01
KBW Property & Casualty Insurance Portfolio	(0.08)	(0.02)
KBW Regional Banking Portfolio	(0.07)	—

I. Securities Lending

Each of KBW Bank Portfolio, KBW Insurance Portfolio and KBW Regional Banking Portfolio may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by cash collateral equal to no less than 102% of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedule of Investments. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to a Fund, if and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. A Fund could experience delays and costs in gaining access to the collateral. A Fund bears the risk of any deficiency in the amount of the

49

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan is shown on the Statements of Assets and Liabilities, if any.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Each Fund (except for the KBW International Financial Portfolio) has agreed to pay the Adviser an annual unitary management fee of 0.35% of the Fund's average daily net assets, and KBW International Financial Portfolio has agreed to pay the Adviser an annual unitary management fee of 0.40% of the Fund's average daily net assets. The Adviser waived 100% of its unitary management fee for KBW Bank Portfolio, KBW Capital Markets Portfolio, KBW Insurance Portfolio and KBW Regional Banking Portfolio from inception through February 1, 2012. The Adviser has agreed to pay substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, and other extraordinary expenses (including acquired fund fees and expenses).

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the "Distributor"), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with Keefe, Bruyette & Woods, Inc. (the "Licensor"). Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use with the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust's sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor and the Licensor makes no representation regarding the advisability of investing in any of these Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Adviser is a subsidiary of Invesco Ltd. and therefore considered to be affiliated with the KBW Capital Markets Portfolio. Invesco Mortgage Capital, Inc. REIT and KBW High Dividend Yield Financial Portfolio are affiliated by each having an investment Adviser that is a wholly owned subsidiary of Invesco Ltd. The table below shows transactions in and earnings from investments in Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT for the fiscal year ended October 31, 2012.

50

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

KBW Capital Markets Portfolio

	Value November 1, 2011(a)	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2012	Dividend Income
Invesco Ltd.	$—	$853,683	$(864,061)	$(4,665)	$81,145	$66,102	$4,817

KBW High Dividend Yield Financial Portfolio

	Value October 31, 2011	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2012	Dividend Income
Invesco Mortgage Capital, Inc. REIT.	$1,419,932	$8,269,365	$(2,896,274)	$1,342,474	$313,302	$8,448,799	$626,253

(a) Commencement of investment operations.

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of October 31, 2012, the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

51

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2012 and 2011:

	2012			2011
	Ordinary Income	Long-term Capital Gains	Return of Capital	Ordinary Income	Return of Capital
KBW Bank Portfolio	$765,995	$—	$14,995	$—	$—
KBW Capital Markets Portfolio	83,731	—	—	—	—
KBW High Dividend Yield Financial Portfolio	7,511,559	167,701	—	1,193,226	—
KBW Insurance Portfolio	382,882	—	—	—	—
KBW International Financial Portfolio	71,172	—	—	47,001	—
KBW Premium Yield Equity REIT Portfolio	455,671	—	109,084	217,941	62,420
KBW Property & Casualty Insurance Portfolio	71,001	—	—	59,232	—
KBW Regional Banking Portfolio	1,024,305	—	—	—	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
KBW Bank Portfolio	$475,428	$(2,679,152)	$—	$166,275,879	$164,072,155
KBW Capital Markets Portfolio	3,498	(163,806)	(14,537)	1,756,939	1,582,094
KBW High Dividend Yield Financial Portfolio	—	(1,253,301)	—	172,228,926	170,975,625
KBW Insurance Portfolio	6,177	(22,580)	(5,490)	2,169,790	2,147,897
KBW International Financial Portfolio	31,901	(146,300)	(64,143)	1,268,637	1,090,095
KBW Premium Yield Equity REIT Portfolio	—	777,180	(390,011)	25,381,908	25,769,077
KBW Property & Casualty Insurance Portfolio	23,183	225,477	(9,892)	2,786,219	3,024,987
KBW Regional Banking Portfolio	29,673	(907,889)	—	18,865,371	17,987,155

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. The Regulated Investment Company Modernization Act of 2010 (the "Act") eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under Internal Revenue Code rules and related regulations based on the results of future transactions.

52

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

The following Funds have capital loss carryforward amounts as of October 31, 2012, which expire on October 31 of the year listed below:

		Post-effective no expiration
	2019	Short-term	Long-term	Total*
KBW Bank Portfolio	$—	$—	$—	$—
KBW Capital Markets Portfolio	—	14,537	—	14,537
KBW High Dividend Yield Financial Portfolio	—	—	—	—
KBW Insurance Portfolio	—	5,490	—	5,490
KBW International Financial Portfolio	10,832	6,744	46,567	64,143
KBW Premium Yield Equity REIT Portfolio	18,429	220,987	150,595	390,011
KBW Property & Casualty Insurance Portfolio**	9,892	—	—	9,892
KBW Regional Banking Portfolio	—	—	—	—

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

** The Fund utilized $1,043 of capital loss carryforward during the fiscal year ended October 31, 2012.

Note 7. Investment Transactions

For the fiscal year ended October 31, 2012, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
KBW Bank Portfolio	$3,904,444	$3,073,927
KBW Capital Markets Portfolio	237,615	234,903
KBW High Dividend Yield Financial Portfolio	16,383,106	17,259,498
KBW Insurance Portfolio	599,949	598,438
KBW International Financial Portfolio	131,109	151,360
KBW Premium Yield Equity REIT Portfolio	4,481,562	4,717,575
KBW Property & Casualty Insurance Portfolio	88,674	82,923
KBW Regional Banking Portfolio	1,777,833	1,367,075

For the fiscal year ended October 31, 2012, in-kind transactions associated with creations and redemptions were as follows:

	Securities Received	Securities Delivered
KBW Bank Portfolio	$949,142,959	$901,229,912
KBW Capital Markets Portfolio	8,598,690	17,685,873
KBW High Dividend Yield Financial Portfolio	164,272,103	22,955,253
KBW Insurance Portfolio	4,386,541	39,866,499
KBW International Financial Portfolio	—	1,967,174
KBW Premium Yield Equity REIT Portfolio	19,670,032	2,227,957
KBW Property & Casualty Insurance Portfolio	1,806,274	3,227,612
KBW Regional Banking Portfolio	58,527,336	178,792,228

53

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At October 31, 2012, the aggregate cost and the net unrealized appreciation (depreciation) of investment for tax purposes were as follows:

	Cost	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized (Deprecation)
KBW Bank Portfolio	$170,390,713	$(2,679,152)	$2,588,203	$(5,267,355)
KBW Capital Markets Portfolio	1,745,712	(163,806)	9,343	(173,149)
KBW High Dividend Yield Financial Portfolio	172,149,017	(1,253,301)	4,962,460	(6,215,761)
KBW Insurance Portfolio	2,183,656	(22,580)	119,919	(142,499)
KBW International Financial Portfolio	1,234,617	(146,300)	52,887	(199,187)
KBW Premium Yield Equity REIT Portfolio	24,963,985	777,180	1,228,799	(451,619)
KBW Property & Casualty Insurance Portfolio	2,800,410	225,477	262,253	(36,776)
KBW Regional Banking Portfolio	19,511,930	(907,889)	120,797	(1,028,686)

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions on October 31, 2012, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2012, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
KBW Bank Portfolio	$45,576	$(5,066,917)	$5,021,341
KBW Capital Markets Portfolio	5,077	(549,678)	544,601
KBW High Dividend Yield Financial Portfolio	482,027	(3,800,649)	3,318,622
KBW Insurance Portfolio	11,165	(1,178,185)	1,167,020
KBW International Financial Portfolio	411	272,246	(272,657)
KBW Premium Yield Equity REIT Portfolio	74,831	(406,091)	331,260
KBW Property & Casualty Insurance Portfolio	—	(353,655)	353,655
KBW Regional Banking Portfolio	36,003	(14,684,694)	14,648,691

Note 9. Trustees' Fees

The Funds compensate each Trustee who is not an "interested person" as defined in the 1940 Act (an "Independent Trustee"). The Adviser, as a result of the unitary management fee, pays for such compensation. Each Trustee who is an "interested person" (the "Non-Independent Trustee") of the Trust does not receive any Trustees' fees.

54

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a "Participating Trustee") may defer receipt of all or a portion of his compensation ("Deferral Fees"). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected.

Note 10. Capital

Shares are created and redeemed by the Trust only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. Cash may be substituted equivalent to the value of certain securities, generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. Transactions in a Fund's Shares are disclosed in detail on the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

55

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW International Financial Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio and PowerShares KBW Regional Banking Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust II, hereafter referred to as the "Funds") at October 31, 2012, and the results of each of their operations, the change in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 2H of the Notes to Financial Statements, the Funds changed their accounting policy to discontinue the use of equalization accounting for book purposes.

/s/ PricewaterhouseCoopers LLP
Chicago, IL
December 21, 2012

56

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2012:

	Qualified Dividend Income*	Corporate Dividends-Received Deduction*
KBW Bank Portfolio	49%	47%
KBW Capital Markets Portfolio	79%	65%
KBW High Dividend Yield Financial Portfolio	71%	69%
KBW Insurance Portfolio	74%	64%
KBW International Financial Portfolio	100%	0%
KBW Premium Yield Equity REIT Portfolio	0%	0%
KBW Property & Casualty Insurance Portfolio	100%	79%
KBW Regional Banking Portfolio	100%	94%

*  The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Gross Foreign Income	Foreign Taxes Paid
KBW Bank Portfolio	$—	$—
KBW Capital Markets Portfolio	—	—
KBW High Dividend Yield Financial Portfolio	—	—
KBW Insurance Portfolio	—	—
KBW International Financial Portfolio	108,753	9,006
KBW Premium Yield Equity REIT Portfolio	—	—
KBW Property & Casualty Insurance Portfolio	—	—
KBW Regional Banking Portfolio	—	—

57

Trustees and Officers

The Independent Trustees, the Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by a Trustee, are shown below.

The Trustees and officers information is current as of October 31, 2012.

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge (54) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider)	122	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's 60 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

58

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Todd J. Barre (54) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	122	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's 60 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

59

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole (52) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chief Financial Officer, Hope Network (social services) (2008-2012); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004).	122	None
Philip M. Nussbaum (50) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present)	122	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's 60 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

60

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Donald H. Wilson (52) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	122	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's 60 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

61

Trustees and Officers (Continued)

The Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustees and the other directorships, if any held by the Trustees are shown below.

Name, Address and Age of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustees	Other Directorships Held by Non-Independent Trustees During the Past 5 Years
H. Bruce Bond (49) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2006	Chairman, Invesco PowerShares Capital Management LLC (2009-Present); formerly, Managing Director, Invesco PowerShares Capital Management LLC (2002-2009); Manager, Nuveen Investments (1998-2002).	122	None

  *  This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's 60 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

62

Trustees and Officers (Continued)

Name, Address and Age of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustees	Other Directorships Held by Non-Independent Trustees During the Past 5 Years
Kevin M. Carome (56) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E. Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director and General Counsel, Invesco Ltd. (2006-Present); formerly, Senior Vice President and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	122	None

  *  This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's 60 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

63

Trustees and Officers (Continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (38) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046	President	Since 2009

Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company's North American Institutional and Retirement divisions (2002-2007).

Benjamin Fulton (51) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009

Executive Vice President – Global Product Development, Invesco PowerShares Capital Management LLC (2005-Present); formerly, principal of Clermont Consulting, a consulting firm focused on the creation and development of retail investment products (2003-2005); President and a founding partner of Claymore Securities, a financial services firm in the Chicagoland area (2001-2003); Managing Director of Structured Investments at Nuveen Investments (1998-2001).

Peter Hubbard (31) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009

Vice President and Director of Portfolio Management – Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren (55) Invesco Canada Ltd. 5140 Yonge Street Suite 900 Toronto, Ontario M2N 6X7	Vice President	Since 2009

Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

64

Trustees and Officers (Continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Christopher Joe (42) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	U.S. Compliance Director, Invesco, Ltd.; Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser); formerly, Assistant Fund Accounting Manager, Invesco, Ltd.
Sheri Morris (48) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Treasurer	Since 2012

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; formerly, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia (38) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Secretary	Since 2011

Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

65

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PROXY VOTING POLICIES AND PROCEDURES

A description of the Trust's proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission's ("Commission") website at www.sec.gov.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust's Form N-PX on the Commission's website at www.sec.gov.

QUARTERLY PORTFOLIOS

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Commission's website at www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.invescopowershares.com

© 2012 Invesco PowerShares Capital Management LLC  P-KBW-AR-1

2012 Annual Report to Shareholders

October 31, 2012

PowerShares Senior Loan Portfolio (BKLN)

The Market Environment	3
Manager's Analysis	4
Frequency Distribution of Discounts & Premiums	6
Fees and Expenses	8
Schedule of Investments
PowerShares Senior Loan Portfolio (BKLN)	9
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Statement of Cash Flows	18
Financial Highlights	19
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	30
Tax Information	31
Trustees and Officers	32

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The Market Environment

Fixed Income:

As negative headlines faded during the fall of 2011, U.S. financial markets rebounded throughout the winter and into the spring of 2012. In the U.S. bond market, this rally came in the form of increased demand for risk assets and investor rotation into the non-government bond sectors in search of yield. In March, markets paused, and while corporate earnings still offered support for fundamental valuations and credit quality, investor confidence began to wane in the absence of new growth drivers and the continued overhang of the Eurozone crisis. By May, the U.S. stock market had fallen into decline, Treasury yields were pushed to historic lows, and credit spreads had widened in response to the heightened market volatility on fears of an unraveling of the euro and renewed signs of a slumping global economy. Despite the unsettled market environment, total returns for the U.S. fixed income markets were positive through the first half of the fiscal year, buoyed by falling interest rates, low default expectations, and sustained investor demand for yield.

As the second half of the fiscal year began, Treasury yields remained low and range bound due to persistent global economic uncertainties, but renewed risk appetites within the bond market began to be rewarded. Favorable corporate fundamentals and highly supportive supply/demand dynamics combined to drive corporate bonds to outperform government bonds as credit spreads narrowed to the tightest levels seen in the past year. In September, the U.S. Federal Reserve announced a third round of quantitative easing to spur economic activity, helping extend the spread sector bond rally into the Agency MBS market. By the end of the fiscal year, U.S. fixed income markets had finished on a positive note, with Treasury yields lower, credit spreads narrower, and positive 6- and 12-month returns across nearly all government and non-government sectors.

3

Manager's Analysis

PowerShares Senior Loan Portfolio (ticker: BKLN)

As an index fund, the PowerShares Senior Loan Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P/LSTA U.S. Leveraged Loan 100 Index (the "Index"). The Fund generally will invest at least 80% of its net assets (plus any borrowings for investment purposes) in senior loans that comprise the Index, which tracks the market-weighted performance of the largest institutional leveraged loans based on market weightings, spreads and interest payments. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a "sampling" methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 8.67%, and on a net asset value ("NAV") basis, the Fund returned 8.26%. During the same reporting period, the Index returned 8.60%, while the S&P/LSTA Leveraged Loan Index returned 8.48%, and the Barclays U.S. Aggregate Index returned 5.25%.

Despite near-record low interest rates, the Fund benefited from investors' continued quest for yield combined with record low default rates in the bank loan space. In addition, the spread between high yield bonds and bank loans, historically at 102 basis points, saw a steady compression to under 50 basis points, making loans especially attractive on a relative value basis. All this was underpinned by a strong technical bid from both new collateralized loan obligation issuance and retail interest.

Credit Quality Rating Breakdown*

(% of the Fund's Net Assets) as of

October 31, 2012

Baa2	1.0
Baa3	3.0
Ba3	22.0
Ba2	15.4
Ba1	5.6
B3	3.2
B2	7.4
B1	23.1
Caa3	0.6
Caa2	1.7
Caa1	5.3
Not Rated	11.3
Money Market Fund	16.1
Liabilities in excess of other assets	(15.7)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Tribune Co., 6/4/14, Term Loan B	2.7
Asurion Corp., 5.500%, 5/24/18, Term Loan 1	2.1
Springleaf Financial Corp., 5.500%, 5/10/17, Term Loan	1.9
Chrysler Group LLC, 6.000%, 5/24/17, Term Loan B	1.8
Infor, Inc., 5.250%, 4/5/18, Term Loan B2	1.7
CHS/Community Health Systems, Inc., 3.920%, 1/25/17, Extended Term Loan	1.7
Clear Channel Communications, Inc., 3.911%, 1/29/16, Term Loan B	1.6
Univar, Inc., 5.000%, 6/30/17, Term Loan B	1.6
Intelsat Jackson Holdings S.A., 4.500%, 4/2/18, Term Loan B1	1.6
Texas Competitive Electric Holdings Co. LLC, 3.750%, 10/10/14, Term Loan	1.5
Total	18.2

* Source: Moody's. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from Aaa (highest) to C (lowest); ratings are subject to change without notice. "Non-Rated" indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Moody's rating methodology, please visit moodys.com and select "Rating Methodologies" under Research and Ratings on the homepage.

4

Manager's Analysis (Continued)

PowerShares Senior Loan Portfolio (ticker: BKLN)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of October 31, 2012
		Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
S&P/LSTA U.S. Leveraged Loan 100 Index	8.60%	4.34%	7.33%
S&P/LSTA Leveraged Loan Index	8.48%	4.43%	7.49%
Barclays U.S. Aggregate Index	5.25%	7.01%	11.96%
Fund
NAV Return	8.26%	4.16%	7.01%
Share Price Return	8.67%	3.96%	6.67%

Fund Inception: March 3, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.76% includes the unitary management fee of 0.65% and acquired fund fees and expenses of 0.11%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P/LSTA Leveraged Loan Index and Barclays U.S. Aggregate Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in bond market conditions based on the average performance of approximately 953 and 8,050 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

5

Frequency Distribution of Discounts & Premiums

Since Inception through October 31, 2012

				Closing Price Above NAV (bps)
Ticker	Fund Name	Inception	Days	0-24	25-49	50-99	100-149	150-199	200+
BKLN	PowerShares Senior Loan Portfolio	3/3/11	420	33	121	204	5	0	0

6

	Closing Price Below NAV (bps)
Ticker	0-24	-25-49	-50-99	-100-149	-150-199	-200+
BKLN	24	21	9	2	0	1

7

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2012.

In pursuing its investment objective, PowerShares Senior Loan Portfolio (the "Portfolio") may invest a portion of its assets in investment companies. The Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The effects of such expenses are included in the Portfolio's total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges and brokerage commissions. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (1)
PowerShares Senior Loan Portfolio (BKLN) Actual	$1,000.00	$1,036.63	0.65%	$3.33
Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	0.65%	$3.30

(1)  Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2012. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value for the period, then multiplying the result by 184/366. Expense ratios for the most recent six-month period may differ from expense ratios based on annualized data in the Financial Highlights.

8

Schedule of Investments

PowerShares Senior Loan Portfolio (BKLN)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Senior Floating Rate Loans—93.0%(a)(b)
	Advertising—1.1%
$6,234,043	Affinion Group, Inc., Term Loan B	5.000%	07/16/15	$5,895,098
7,918,757	Visant Corp., Term Loan B	5.250	12/22/16	7,605,293
				13,500,391
	Aerospace/Defense—1.4%
	Hawker Beechcraft Acquisition Co. LLC(c)(d)
186,135	Synthetic Letter of Credit	—	03/26/14	109,541
7,491,485	Term Loan	—	03/26/14	4,408,739
12,443,345	TransDigm, Inc., Term Loan B1	4.000	02/14/17	12,519,809
				17,038,089
	Airlines—2.2%
9,455,420	Delta Air Lines, Inc., Term Loan	5.500	04/20/17	9,480,241
9,696,538	United Air Lines, Inc., Term Loan B	2.250	02/03/14	9,619,790
7,750,000	US Airways Group, Inc., Term Loan	2.711	03/21/14	7,585,312
				26,685,343
	Auto Manufacturers—1.8%
21,100,803	Chrysler Group LLC, Term Loan B	6.000	05/24/17	21,598,993
	Auto Parts & Equipment—2.2%
	Allison Transmission, Inc.
1,245,846	Term B-1 Loan	2.720	08/07/14	1,250,131
1,960,188	Term B-2 Loan	3.720	08/07/17	1,967,783
	Federal-Mogul Corp.
10,568,740	Term Loan B	2.148	12/29/14	9,936,782
4,630,290	Term Loan C	2.148	12/28/15	4,353,422
9,000,000	Goodyear Tire & Rubber Co., Term Loan	4.750	04/30/19	9,076,500
				26,584,618
	Building Materials—0.9%
10,198,752	Goodman Global, Inc., Term Loan	5.750	10/28/16	10,236,998
	Chemicals—3.7%
6,636,344	Ashland, Inc., Term Loan B	3.750	08/23/18	6,689,999
7,735,332	Celanese Holdings, LLC, Extended Term Loan C	3.109	10/31/16	7,798,993
10,973,423	Ineos Holdings Ltd., Term Loan	6.500	05/04/18	11,142,579
18,928,269	Univar, Inc., Term Loan B	5.000	06/30/17	18,750,817
				44,382,388
	Coal—1.7%
10,478,750	Arch Coal, Inc., Term Loan	5.750	05/16/18	10,587,310
9,634,762	Walter Energy, Inc., Term Loan B	4.000	04/02/18	9,506,282
				20,093,592
	Commercial Services—5.3%
8,351,619	Emergency Medical Services Corp., Term Loan	5.250	05/25/18	8,429,915
	Harland Clarke Holdings, Corp.
5,378,981	Term Loan B1	2.712	06/30/14	5,157,098
1,253,010	Term Loan B2	5.462	06/30/17	1,152,770
8,900,511	Hertz Corp. (The), Term Loan B	3.750	03/12/18	8,892,901
7,486,190	Interactive Data Corp., Term Loan B	4.500	02/11/18	7,546,978
11,389,547	KAR Auction Services, Inc., Term Loan B	5.000	05/19/17	11,479,240
11,362,740	Pharmaceutical Product Development, Inc., Term Loan	6.250	12/05/18	11,534,602

See Notes to Financial Statements.

9

Schedule of Investments (Continued)

PowerShares Senior Loan Portfolio (BKLN)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Senior Floating Rate Loans (Continued)
	ServiceMaster Co. (The)
$528,532	Delay Draw Term Loan	2.710%	07/24/14	$528,017
8,622,404	Term Loan A	2.710	07/24/14	8,613,997
				63,335,518
	Computers—0.9%
	SunGard Data Systems, Inc.
8,856,380	Term Loan B	3.900	02/26/16	8,878,521
1,927,985	Term Loan C	3.969	02/28/17	1,939,987
				10,818,508
	Diversified Financial Services—1.9%
22,750,000	Springleaf Financial Corp., Term Loan	5.500	05/10/17	22,494,063
	Electric—5.2%
6,235,462	Calpine Corp., Term Loan	4.500	04/02/18	6,260,342
9,500,000	Dynegy Holdings, Inc., Term Loan	9.250	08/05/16	9,933,437
10,473,988	NRG Energy, Inc., Term Loan	4.000	07/01/18	10,552,019
	Texas Competitive Electric Holdings Co. LLC
26,553,410	Extended Term Loan	4.749	10/10/17	17,219,886
26,947,680	Term Loan	3.750	10/10/14	18,402,975
				62,368,659
	Entertainment—0.5%
6,432,576	Cedar Fair LP, Term Loan	4.000	12/15/17	6,488,153
	Environmental Control—2.1%
14,000,000	ADS Waste Holdings, Inc., Term Loan	5.250	10/09/19	14,162,750
10,707,712	Trevita Corp., Term Loan (Canada)	3.212	11/14/14	10,527,983
				24,690,733
	Food—2.3%
	ARAMARK Corp.
535,135	Extended Letter of Credit 2	3.462	07/26/16	537,473
47,007	Extended Letter of Credit 3	3.464	07/26/16	47,213
8,137,087	Extended Term Loan B	3.462	07/26/16	8,172,646
583,522	Term Loan C	3.567	07/26/16	586,072
18,150,439	Del Monte Foods Co., Term Loan	4.500	03/08/18	18,171,766
				27,515,170
	Healthcare - Products—4.7%
13,475,000	Bausch and Lomb, Inc., Term Loan	5.250	05/17/19	13,648,288
7,926,875	Biomet, Inc., Term Loan B1	3.960	07/25/17	7,989,854
11,229,338	Carestream Health, Inc., Term Loan	5.000	02/25/17	11,129,902
11,992,500	Hologic, Inc., Term Loan B	4.500	08/01/19	12,149,902
11,603,545	Kinetic Concepts, Inc., Term Loan B1	7.000	05/04/18	11,772,434
				56,690,380
	Healthcare - Services—7.0%
	CHS/Community Health Systems, Inc.
19,690,704	Extended Term Loan	3.920	01/25/17	19,804,122
636,680	Term Loan	2.620	07/25/14	640,660
10,840,175	DaVita, Inc., Term Loan B	4.500	10/20/16	10,929,552
9,851,663	Drumm Investors LLC, Term Loan	5.000	05/04/18	9,457,597

See Notes to Financial Statements.

10

Schedule of Investments (Continued)

PowerShares Senior Loan Portfolio (BKLN)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Senior Floating Rate Loans (Continued)
	HCA, Inc.
$12,800,000	Term Loan B2	3.612%	03/31/17	$12,834,624
14,400,000	Term Loan B3	3.462	05/01/18	14,436,792
10,709,934	Health Management Associates, Inc., Term Loan B	4.500	11/16/18	10,819,925
4,110,058	Universal Health Services, Inc., Term Loan B	3.750	11/15/16	4,132,807
				83,056,079
	Household Products/Wares—0.7%
7,717,018	Reynolds Group Holdings Ltd., Term Loan	4.750	09/28/18	7,758,497
	Insurance—2.4%
	Asurion Corp.
24,415,040	Term Loan 1	5.500	05/24/18	24,626,474
4,290,058	Term Loan 2	9.000	05/24/19	4,450,935
				29,077,409
	Investment Companies—1.0%
12,369,790	RPI Finance Trust, Term Loan	3.500	05/09/18	12,387,850
	Leisure Time—0.7%
8,053,685	Sabre, Inc., Extended Term Loan	5.962	09/30/17	8,044,463
	Lodging—1.4%
11,055,734	Caesars Entertainment Operating Co., Inc., Term Loan B6	5.461	01/28/18	9,940,542
	Las Vegas Sands LLC
1,065,311	Extended Delay Draw Term Loan	2.720	11/23/16	1,065,178
5,722,530	Extended Term Loan B	2.720	11/23/16	5,721,815
				16,727,535
	Media—16.0%
	Cengage Learning Acquisitions, Inc.
10,729,663	Extended Term Loan B	5.720	07/05/17	9,786,311
10,561,027	Term Loan	2.470	07/03/14	10,101,622
16,701,225	Cequel Communications LLC, Term Loan	4.000	02/14/19	16,757,926
17,263,532	Charter Communications Operating, LLC, Term Loan C	3.470	09/06/16	17,366,595
23,109,020	Clear Channel Communications, Inc., Term Loan B	3.911	01/29/16	19,065,057
	CSC Holdings, Inc.
6,293,014	Extended Term Loan B2	3.462	03/29/16	6,326,462
12,145,069	Extended Term Loan B3	3.210	03/29/16	12,190,613
10,461,060	Cumulus Media Holdings, Inc., Term Loan	5.750	09/17/18	10,568,286
	Nielsen Finance LLC
292,281	Term Loan A	2.219	08/09/13	292,586
10,022,457	Term Loan C	3.469	05/02/16	10,085,798
10,413,302	SuperMedia, Inc., Term Loan	11.000	12/31/15	6,788,900
42,500,000	Tribune Co., Term Loan B(c)(d)	—	06/04/14	32,486,150
10,331,760	TWCC Holding Corp., Term Loan	4.250	02/13/17	10,422,163
14,145,726	Univision Communications, Inc., Extended Term Loan	4.462	03/31/17	13,860,619
14,473,750	WideOpenWest Finance LLC, Term Loan	6.250	07/17/18	14,633,034
				190,732,122
	Mining—0.9%
	Novelis, Inc. (Canada)
9,704,545	Term Loan	4.000	03/10/17	9,724,245
496,241	Term Loan B2	4.000	03/10/17	498,101
				10,222,346

See Notes to Financial Statements.

11

Schedule of Investments (Continued)

PowerShares Senior Loan Portfolio (BKLN)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Senior Floating Rate Loans (Continued)
	Miscellaneous Manufacturers—0.7%
$8,712,114	Trinseo Materials Operating SCA, Term Loan (Luxembourg)	8.000%	08/02/17	$8,341,849
	Oil & Gas Services—0.6%
8,265,233	Frac Tech International LLC, Term Loan	8.500	05/06/16	7,376,721
	Packaging & Containers—0.4%
4,978,291	Berry Plastics Group, Inc., Term Loan C	2.212	04/03/15	4,949,940
	Pharmaceuticals—1.8%
12,502,864	Grifols, Inc., Term Loan B	4.500	06/01/17	12,637,895
9,215,057	NBTY, Inc., Term Loan B1	4.250	10/02/17	9,280,576
				21,918,471
	Pipelines—1.3%
15,500,000	Energy Transfer Equity LP, Term Loan	3.750	03/24/17	15,472,875
	Real Estate—2.1%
12,137,418	Capital Automotive LP, Term Loan B	5.250	03/11/17	12,237,916
	Realogy Corp.
906,623	Extended Synthetic Letter of Credit	4.491	10/10/16	906,541
11,615,784	Extended Term Loan	4.464	10/10/16	11,614,739
				24,759,196
	REITs— 0.8%
10,000,000	iStar Financial, Inc., Term Loan	5.750	10/15/17	10,008,350
	Retail—3.8%
8,000,000	BJ's Wholesale Club, Inc., Term Loan	5.750	09/26/19	8,097,200
7,953,463	J. Crew Group, Inc., Term Loan	4.750	03/07/18	7,974,858
14,550,000	Neiman Marcus Group, Inc. (The), Term Loan	4.750	05/16/18	14,609,437
7,500,000	Party City Holdings, Inc., Term Loan	5.750	07/27/19	7,583,437
7,224,949	Petco Animal Supplies, Inc., Term Loan	4.500	11/24/17	7,269,527
				45,534,459
	Semiconductors—1.4%
16,885,562	Freescale Semiconductor, Inc., Term Loan B1	4.465	12/01/16	16,404,323
	Software—6.1%
7,011,942	Attachmate Group, Inc., Term Loan	7.250	11/22/17	7,114,947
14,344,871	Fidelity National Information Services, Inc., Term Loan A-3	2.215	03/30/17	14,334,615
	First Data Corp.
9,703,323	Extended Term Loan	5.211	03/24/17	9,569,903
14,250,000	Extended Term Loan	4.211	03/26/18	13,634,471
191,335	Term Loan B1	2.961	09/24/14	191,425
7,984,663	IMS Health, Inc., Term Loan B	4.500	08/26/17	8,052,373
19,875,875	Infor, Inc., Term Loan B2	5.250	04/05/18	20,133,665
				73,031,399
	Telecommunications—6.0%
	Avaya, Inc.
7,501,795	Term Loan B1	3.177	10/24/14	7,312,150
12,864,127	Term Loan B3	4.927	10/26/17	11,522,335
12,006,568	Crown Castle Operating Co., Term Loan B	4.000	01/31/19	12,086,412
18,429,757	Intelsat Jackson Holdings S.A., Term Loan B1	4.500	04/02/18	18,585,212
See Notes to Financial Statements.

12

Schedule of Investments (Continued)

PowerShares Senior Loan Portfolio (BKLN)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Senior Floating Rate Loans (Continued)
	MetroPCS Wireless, Inc.
$496,042	Term Loan B2	4.071%	11/03/16	$498,314
8,706,522	Term Loan B3	4.000	03/19/18	8,736,428
13,027,375	Telesat Canada, Term B Loan (Canada)	4.250	03/28/19	13,163,120
				71,903,971
	Total Senior Floating Rate Loans (Cost $1,111,016,448)			1,112,229,451
	Corporate Bonds—6.5%
	Chemicals—0.4%
4,500,000	Ineos Finance PLC(e) (United Kingdom)	7.500	05/01/20	4,578,750
	Electric—0.6%
2,250,000	Calpine Corp.(e)	7.250	10/15/17	2,396,250
750,000	Calpine Corp.(e)	7.875	01/15/23	832,500
6,500,000	Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.(e)	11.500	10/01/20	4,680,000
				7,908,750
	Healthcare - Services—1.0%
5,500,000	CHS/Community Health Systems, Inc.	5.125	08/15/18	5,720,000
1,111,000	HCA, Inc.	6.500	02/15/20	1,230,433
5,000,000	HCA, Inc.	4.750	05/01/23	5,012,500
				11,962,933
	Household Products/Wares—0.7%
1,500,000	Reynolds Group Holdings Ltd.	7.125	04/15/19	1,605,000
3,000,000	Reynolds Group Holdings Ltd.	7.875	08/15/19	3,270,000
4,000,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC(e)	5.750	10/15/20	4,050,000
				8,925,000
	Leisure Time—0.2%
2,000,000	Sabre, Inc.(e)	8.500	05/15/19	2,082,500
	Lodging—0.4%
4,500,000	Caesars Operating Escrow LLC/Caesars Escrow Corp.(e)	9.000	02/15/20	4,500,000
	Media—1.1%
4,528,000	Clear Channel Communications, Inc.(e)	9.000	12/15/19	4,097,840
3,750,000	Univision Communications, Inc.(e)	6.875	05/15/19	3,853,125
5,000,000	Univision Communications, Inc.(e)	6.750	09/15/22	5,025,000
				12,975,965
	Packaging & Containers—0.2%
2,350,000	Berry Plastics Corp.(f)	5.090	02/15/15	2,358,225
	Software—1.5%
2,300,000	First Data Corp.(e)	7.375	06/15/19	2,392,000
15,500,000	First Data Corp.(e)	6.750	11/01/20	15,577,500
				17,969,500

See Notes to Financial Statements.

13

Schedule of Investments (Continued)

PowerShares Senior Loan Portfolio (BKLN)

October 31, 2012

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (Continued)
	Telecommunications—0.4%
$5,000,000	Avaya, Inc.(e)	7.000%	04/01/19	$4,587,500
	Total Corporate Bonds (Cost $77,724,644)			77,849,123
Number of Shares
	Money Market Fund—16.2%
193,021,507	Bank of New York (The) Cash Reserve(g) (Cost $193,021,507)			193,021,507
	Total Investments (Cost $1,381,762,599)—115.7%			1,383,100,081
	Liabilities in excess of other assets—(15.7)%			(187,288,660)
	Net Assets—100.0%			$1,195,811,421

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)  Senior secured corporate loans and senior secured debt securities are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the "1933 Act"), and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate ("LIBOR"), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(b)  Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate loans will have an expected average life of three to five years.

(c)  Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at October 31, 2012 was $37,004,430, which represented 3.09% of the Fund's net assets.

(d)  The borrower has filed for protection in federal bankruptcy court.

(e)  Security purchased or received in a transaction exempt from registration under the 1933 Act, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2012 was $58,652,965, which represented 4.90% of the Fund's Net Assets.

(f)  Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2012.

(g)  Security is considered a cash equivalent for the purpose of the Statement of Cash Flows. See Note 2C.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

PowerShares Senior Loan Portfolio (BKLN)

October 31, 2012

ASSETS:
Investments, at value	$1,383,100,081
Receivables for interest	3,335,485
Total Assets	1,386,435,566
LIABILITIES:
Due to custodian	2,665,955
Payables for investments purchased	187,376,287
Accrued unitary management fees	581,903
Total Liabilities	190,624,145
NET ASSETS	$1,195,811,421
NET ASSETS CONSIST OF:
Shares of beneficial interest	$1,197,504,867
Undistributed net realized gain (loss)	(3,030,928)
Net unrealized appreciation	1,337,482
Net Assets	$1,195,811,421
Shares outstanding (unlimited amount authorized, $0.01 par value)	48,300,100
Net asset value	$24.76
Share price	$24.83
Investments, at cost	$1,381,762,599

See Notes to Financial Statements.

15

Statement of Operations

PowerShares Senior Loan Portfolio (BKLN)

Year Ended October 31, 2012

INVESTMENT INCOME:
Interest income	$26,642,599
Dividend income	206,638
Total Income	26,849,237
EXPENSES:
Unitary management fees	3,207,461
Unitary management fee waivers	(116,201)
Net Expenses	3,091,260
Net Investment Income	23,757,977
REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net realized gain (loss)	(736,100)
Net change in unrealized appreciation	7,628,921
Net realized and unrealized gain	6,892,821
Net increase in net assets resulting from operations	$30,650,798

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

PowerShares Senior Loan Portfolio (BKLN)

	Year Ended October 31, 2012	For the Period March 1, 2011(a) through October 31, 2011
OPERATIONS:
Net investment income	$23,757,977	$4,079,359
Net realized gain (loss)	(736,100)	(2,729,050)
Net change in unrealized appreciation (depreciation)	7,628,921	(6,291,439)
Net increase (decrease) in net assets resulting from operations	30,650,798	(4,941,130)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(23,645,550)	(3,758,509)
Return of capital	(31,153)	—
	(23,676,703)	(3,758,509)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	1,029,719,077	207,127,920
Value of shares repurchased	(9,587,500)	(32,491,716)
Transaction fees	2,769,184	—
Net increase in net assets resulting from shares transactions	1,022,900,761	174,636,204
Increase in Net Assets	1,029,874,856	165,936,565
NET ASSETS:
Beginning of period	165,936,565	—
End of period	$1,195,811,421	$165,936,565
Undistributed net investment income at end of period	$—	$308,196
CHANGES IN SHARES OUTSTANDING:
Shares sold	41,800,000	8,300,100
Shares repurchased	(400,000)	(1,400,000)
Shares outstanding, beginning of period	6,900,100	—
Shares outstanding, end of period	48,300,100	6,900,100

(a)  Commencement of Investment Operations.

See Notes to Financial Statements.

17

Statement of Cash Flows

PowerShares Senior Loan Portfolio (BKLN)

Year Ended October 31, 2012

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$30,650,798
ADJUSTMENTS TO RECONCILE THE CHANGE IN NET ASSETS FROM OPERATIONS TO NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Purchases of investments	(1,251,082,413)
Proceeds from disposition of investments sold	238,397,677
Amortization of premiums and accretion of discounts on investments	(5,244,090)
Increase in interest receivable	(2,856,418)
Decrease in receivable for investments sold	907,500
Increase in payables and accrued expenses	175,979,342
Net change in unrealized appreciation on investments	(7,628,921)
Net realized loss on investments	736,100
Net cash provided by (used in) operating activities	(820,140,425)
CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES
Increase in payable for amount due custodian	2,665,955
Distributions paid to shareholders	(23,676,703)
Proceeds from shares of beneficial interest sold	1,034,554,462
Disbursements for shares of beneficial interest repurchased	(9,587,500)
Net proceeds from transaction fees	2,769,184
Net cash provided by (used in) financing activities	1,006,725,398
Net increase in cash and cash equivalents	186,584,973
Cash and cash equivalents at beginning of period	6,436,534
Cash and cash equivalents at end of period	$193,021,507

See Notes to Financial Statements.

18

Financial Highlights

PowerShares Senior Loan Portfolio (BKLN)

	Year Ended October 31, 2012	For the Period March 1, 2011 (a) through October 31, 2011
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$24.05	$25.00
Net investment income(b)	1.21	0.69
Net realized and unrealized gain (loss) on investments	0.58	(1.05)
Total from investment operations	1.79	(0.36)
Distributions to shareholders from:
Net investment income	(1.22)	(0.59)
Return of capital	0.00 (c)	—
Total distributions	(1.22)	(0.59)
Transaction fees(b)	0.14	—
Net asset value at end of period	$24.76	$24.05
Share price at end of period(d)	$24.83	$24.02
NET ASSET VALUE, TOTAL RETURN(e)	8.26%	(1.44	)%(f)
SHARE PRICE TOTAL RETURN(e)	8.67%	(1.57	)%(f)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$1,195,811	$165,937
Ratio to average net assets of:
Expenses, including Waivers(g)	0.65%	0.65	%(h)
Expenses, excluding Waivers(g)	0.67%	0.75	%(h)
Expenses, including interest expenses	0.65%	0.65	%(h)
Net investment income	5.00%	4.30	%(h)
Portfolio turnover rate(i)	49%	49%

(a)  Commencement of Investment Operations.

(b)  Based on average shares outstanding.

(c)  Amount represents less than $0.005.

(d)  The mean between the last bid and ask prices.

(e)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and the sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)  The net asset value total return from Fund Inception (March 3, 2011, the first day of trading on the Exchange) to October 31, 2011 was (1.16)%. The share price total return from Fund Inception to October 31, 2011 was (1.84)%.

(g)  In addition to the fees and expenses, which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the funds that the Fund invests in. The effects of the investment companies' expenses are included in the Fund's total return.

(h)  Annualized.

(i)  Portfolio turnover rate is not annualized.

See Notes to Financial Statements.

19

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the "Trust") was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As of October 31, 2012, the Trust offered sixty portfolios. This report includes the following portfolio:

Full Name	Short Name
PowerShares Senior Loan Portfolio (BKLN)	"Senior Loan Portfolio"

The portfolio (the "Fund") represents a separate series of the Trust. The shares of the Fund are referred to herein as "Shares" or "Fund's Shares." The Fund's Shares are listed and traded on NYSE Arca, Inc.

The market prices of the Fund's Shares may differ to some degree from the Fund's net asset value ("NAV"). Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a "Creation Unit." Creation Units are issued and redeemed generally for cash only. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Fund.

The investment objective of the Fund is to seek investment results that correspond (before fees and expenses) generally to the price and yield of the S&P/LSTA U.S. Leveraged Loan 100 Index (the "Underlying Index").

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

A. Security Valuation

Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policies. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. Listed options, if no closing price is available, are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices.

20

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

Investments in open-end registered investment companies not traded on an exchange are valued at the end-of-day NAV per share.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities' (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange ("NYSE"), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

21

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

B. Other Risks

Risk of Investing in Loans. Investments in loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan resulting from changes in the general level of interest rates. Credit risk refers to the possibility that the borrower of a loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Default in the payment of interest or principal on a loan will result in a reduction in the value of the loan and consequently a reduction in the value of the Fund's investments and a potential decrease in the NAV of the Fund. Although the loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that such collateral would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund's access to the collateral may be limited by bankruptcy or other insolvency loans and, therefore, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan.

There is no organized exchange on which loans are traded and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market and the Fund may not realize full value in the event of the need to sell a loan. To the extent that a secondary market does exist for certain loans, the market may be subject to volatility, irregular trading activity, wide bid/ask spreads, decreased liquidity and extended trade settlement periods. Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund, such as invalidation of loans or causing interest previously paid to be refunded to the borrower. Investments in loans also are subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of loans for investment by the Fund may be adversely affected. Many loans are not registered with the Securities and Exchange Commission (the "SEC") or any state securities commission and often are not rated by any nationally recognized rating service. Generally, there is less readily available, reliable information about most loans than is the case for many other types of securities. Although a loan may be senior to equity and other debt securities in a borrower's capital structure, such obligations may be structurally subordinated to obligations of the borrower's subsidiaries.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Securities issued by the U.S. Government are subject to limited credit risk; however, securities issued by U.S. Government agencies are not necessarily backed by the full faith and credit of the U.S. Government.

22

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

Cash Transaction Risk. Unlike most exchange-traded funds ("ETFs"), the Fund currently effects creations and redemptions principally for cash, rather than primarily in-kind, because of the nature of the Fund's investments. As such, investments in the Fund's Shares may be less tax efficient than investments in conventional ETFs.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Non-Correlation Risk. The Fund's return may not match the return of its Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of the Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Sampling Risk. The Fund's use of a representative sampling approach will result in the Fund holding a smaller number of securities than are in its Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in net asset values than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

C. Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

D. Securities Purchased on a When-Issued and Delayed Delivery Basis

The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities prior to the settlement date.

E. Federal Income Taxes

The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), applicable to regulated investment companies and to distribute substantially all of the Fund's taxable earnings to its shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These timing differences are primarily due to differing book and tax

23

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

treatments for losses deferred due to wash sales and passive foreign investment company adjustments, if any.

The Fund files U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date net of foreign taxes withheld, if any. Interest income is recorded on the accrual basis. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-dividend date. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of a loan or note.

G. Expenses

The Fund has agreed to pay an annual unitary management fee to Invesco PowerShares Capital Management LLC (the "Adviser"). The Adviser has agreed to pay substantially all expenses of the Fund, including the payments to Invesco Senior Secured Management, Inc. (the "Sub-Adviser"), set-up fees and commitment fees associated with the line of credit and the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest (including interest expenses associated with the line of credit), litigation expenses, and other extraordinary expenses (including acquired fund fees and expenses).

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies' expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H. Dividends and Distributions to Shareholders

The Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. The Fund distributes net realized taxable capital gains, if any, generally annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a tax return of capital at fiscal period-end.

I. Change in Accounting Policy – Equalization

The Fund previously followed the accounting practice known as equalization. Equalization accounting is utilized for book purposes to keep the continuing shareholders' per share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital shares. During the year ended October 31, 2012, the Fund discontinued the practice of equalization accounting for book purposes. The prior period financial statements have been restated to reflect the accounting change.

24

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

The change in policy has been accounted for in accordance with ASC 250 "Accounting Changes and Error Corrections." The change was implemented for consistent application of book and tax treatment related to the Fund's distributions. The result of the policy change did not have an impact on the Fund's net assets, net increase/decrease in net assets resulting from operations or per share net asset value. Additionally, the change does not have an impact on the amount or tax character of the Fund's distributions to shareholders or net asset value total return.

For financial reporting purposes, the amounts were reported in the Statement of Changes in Net Assets as "Undistributed net investment income (loss) included in the price of units issued and redeemed" as a component of the "Net Increase (Decrease) in net assets resulting from operations" with an offsetting amount included in "Net income (loss) equalization" included in the subtotal "Net Increase (Decrease) in net assets resulting from share transactions." The amount of equalization charges or credits previously reported and the amount in the current period had the change not been made were as follows:

Statement of Changes in Net Assets Net Income (loss) Equalization*
For the Year Ended October 31, 2012	For the Period March 1, 2011 through October 31, 2011
($1,125,095)	($167,470)

*  An equal offsetting amount was made to the operations section of the Statement of Changes in Net Assets.

The per share impact of the net equalization charges and credits disclosed in previous financial statements and the amount in the current period had the change not been made were as follows:

Financial Highlights
Year Ended October 31, 2012	For the Period March 1, 2011 through October 31, 2011
$0.06	$0.03

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services. As compensation for its services, effective April 20, 2012, the Fund has agreed to pay the Adviser an annual unitary management fee of 0.65% of the Fund's average daily net assets. Prior to April 20, 2012 the Fund's unitary management fee was 0.75%, and the Adviser had agreed to waive 0.10% of the Fund's unitary management fee. The Adviser has agreed to pay substantially all expenses of the Fund, including payments to the Sub-Adviser, set-up fees and commitment fees associated with the Fund's line of credit and the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest (including interest expenses associated with the line of credit), litigation expenses, and other extraordinary expenses (including acquired fund fees and expenses).

25

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

The Adviser has entered into a sub-advisory agreement with the Sub-Adviser, the primary sub-adviser to the Fund. The sub-advisory fee is paid by the Adviser to the Sub-Adviser at the annual rate of 40% of compensation paid to the Adviser from the Fund.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the "Distributor"), which serves as the distributor of Creation Units for the Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for the Fund with Standard & Poor's (the "Licensor"). The Underlying Index name trademark is owned by the Licensor. This trademark has been licensed to the Adviser for use with the Fund. The Fund is entitled to use its Underlying Index pursuant to the Trust's sub-licensing agreement with the Adviser. The Fund is not sponsored, endorsed, sold or promoted by the Licensor and the Licensor makes no representation regarding the advisability of investing in the Fund.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for the Fund.

Note 4. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

26

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

The following is a summary of the tiered valuation input levels, as of October 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended October 31, 2012, there were no significant transfers between investment levels.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
Senior Floating Rate Loans	$—	$1,112,229,451	$—	$1,112,229,451
Corporate Bonds	—	77,849,123	—	77,849,123
Money Market Fund	193,021,507	—	—	193,021,507
Total Investments	$193,021,507	$1,190,078,574	$—	$1,383,100,081

Note 5. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended October 31, 2012 and 2011:

	2012	2011
Ordinary Income	$23,645,550	$3,758,509
Return of Capital	31,153	—

Tax Components of Net Assets at Fiscal Year-End:

Undistributed Ordinary Income	Net Unrealized Appreciation Investments	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
$—	$1,337,482	$(3,030,928)	$1,197,504,867	$1,195,811,421

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. The Regulated Investment Company Modernization Act of 2010 (the "Act") eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under Internal Revenue Code rules and related regulations based on the results of future transactions.

The Fund has short-term and long-term capital loss carryforward in amount of $2,739,334 and $291,594, respectively, as of October 31, 2012 which is not subject to expiration.

Note 6. Investment Transactions

The aggregate amount of investment securities purchased and sold by the Fund during the fiscal year ended October 31, 2012 was $1,251,082,413 and $238,397,677, respectively.

27

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

At October 31, 2012, the aggregate cost and the net unrealized appreciation of investments for tax purposes were as follows:

Cost	Net Unrealized Appreciation	Gross Unrealized Appreciation	Gross Unrealized Appreciation (Depreciation)
$1,381,762,599	$1,337,482	$9,094,264	$(7,756,782)

Note 7. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of paydowns transactions on October 31, 2012, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and shares of beneficial interest. These reclassifications had no effect on the net assets of the Fund. For the fiscal year ended October 31, 2012, the reclassifications were as follows:

Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
$(420,623)	$421,568	$(945)

Note 8. Trustees' Fees

The Fund compensates each Trustee who is not an "interested person" as defined in the 1940 Act (an "Independent Trustee"). The Adviser, as a result of the unitary management fee, pays for such compensation. Each Trustee who is an "interested person" (the "Non-Independent Trustee") of the Trust does not receive any Trustees' fees.

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a "Participating Trustee") may defer receipt of all or a portion of his compensation ("Deferral Fees"). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected.

Note 9. Senior Loan Participation Commitments

The Fund may invest in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

During the fiscal year ended October 31, 2012, there were no interests in Senior Loans purchased by the Fund on a participation basis.

28

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

Note 10. Borrowing

The Fund is a party to a committed line of credit facility with a syndicate administered by State Street Bank and Trust Company. The Fund may borrow up to the lesser of (1) $150,000,000, or (2) the limits set by its prospectus for borrowings. The Adviser, on behalf of the Fund, pays a commitment fee of 0.125% and an upfront fee of 0.05% on the committed amount. In case of borrowings from the line of credit, the Fund pays the associated interest expenses.

During the fiscal year ended October 31, 2012, the Fund did not have outstanding borrowings.

Note 11. Capital

Shares are created and redeemed by the Trust only in Creation Units of 100,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Fund. Unlike most ETFs, the Fund currently effects creations and redemptions principally for cash, rather than primarily in-kind because of the nature of the Fund's investments. As such, investments in Shares may be less tax efficient than investments in conventional ETFs. Transactions in a Fund's Shares are disclosed in detail on the Statement of Changes in Net Assets.

The Fund charges fixed and variable transaction fees for creations and redemptions which are treated as increases in capital.

Note 12. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and cash flows and the financial highlights present fairly, in all material respects, the financial position of PowerShares Senior Loan Portfolio (a portfolio of PowerShares Exchange-Traded Fund Trust II, hereafter referred to as the "Fund") at October 31, 2012, the results of its operations, the changes in its net assets and its cash flows and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 2I of the Notes to Financial Statements, the Fund changed its accounting policy to discontinue the use of equalization accounting for book purposes.

/s/ PricewaterhouseCoopers LLP
Chicago, IL
December 21, 2012

30

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different the maximum amount allowable for the fiscal year ended October 31, 2012:

Federal Income Tax Information

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
Qualified Interest Income*	100%

  *  The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

31

Trustees and Officers

The Independent Trustees, the Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by a Trustee are shown below.

The Trustees and officers information is current as of October 31, 2012.

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge (54) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	122	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's 60 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

32

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Todd J. Barre (54) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	122	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's 60 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

33

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole (52) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chief Financial Officer, Hope Network (social services) (2008-2012); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004).	122	None
Philip M. Nussbaum (50) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	122	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's 60 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

34

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Donald H. Wilson (52) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman of the Board and Trustee	Chairman Since 2012; Trustee Since 2007	Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	122	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's 60 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

35

Trustees and Officers (Continued)

The Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustees and the other directorships, if any, held by the Trustees are shown below.

Name, Address and Age of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustees	Other Directorships Held by Non-Independent Trustees During the Past 5 Years
H. Bruce Bond (49) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2006	Chairman, Invesco PowerShares Capital Management LLC (2009-Present); formerly, Managing Director, Invesco PowerShares Capital Management LLC (2002-2009); Manager, Nuveen Investments (1998-2002).	122	None

  *  This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's 60 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

36

Trustees and Officers (Continued)

Name, Address and Age of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustees	Other Directorships Held by Non-Independent Trustees During the Past 5 Years
Kevin M. Carome (56) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E. Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director and General Counsel, Invesco Ltd. (2006-Present); formerly, Senior Vice President and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	122	None

  *  This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's 60 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

37

Trustees and Officers (Continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (38) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046	President	Since 2009

Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company's North American Institutional and Retirement divisions (2002-2007).

Benjamin Fulton (51) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009

Executive Vice President – Global Product Development, Invesco PowerShares Capital Management LLC (2005-Present); formerly, principal of Clermont Consulting, a consulting firm focused on the creation and development of retail investment products (2003-2005); President and a founding partner of Claymore Securities, a financial services firm in the Chicagoland area (2001-2003); Managing Director of Structured Investments at Nuveen Investments (1998-2001).

Peter Hubbard (31) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009

Vice President and Director of Portfolio Management – Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren (55) Invesco Canada Ltd. 5140 Yonge Street Suite 900 Toronto, Ontario M2N 6X7	Vice President	Since 2009

Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

38

Trustees and Officers (Continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Christopher Joe (42) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	U.S. Compliance Director, Invesco, Ltd.; Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser); formerly, Assistant Fund Accounting Manager, Invesco, Ltd.
Sheri Morris (48) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Treasurer	Since 2012

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; formerly, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia (38) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Secretary	Since 2011

Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

39

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PROXY VOTING POLICIES AND PROCEDURES

A description of the Trust's proxy voting policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission's ("Commission") website at www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust's Form N-PX on the Commission's website at www.sec.gov.

QUARTERLY PORTFOLIOS

The Trust files its complete schedule of portfolio holdings for the Fund with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available on the Commission's website at www.sec.gov. The Trust's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.invescopowershares.com

© 2012 Invesco PowerShares Capital Management LLC  P-BKLN-AR-1

2012 Annual Report to Shareholders

October 31, 2012

PowerShares S&P 500® High Beta Portfolio (SPHB)

PowerShares S&P 500® High Dividend Portfolio (SPHD)

PowerShares S&P 500® Low Volatility Portfolio (SPLV)

PowerShares S&P Emerging Markets High Beta Portfolio (EEHB)

PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)

PowerShares S&P International Developed High Beta Portfolio (IDHB)

PowerShares S&P International Developed Low Volatility Portfolio (IDLV)

The Market Environment	3
Manager's Analysis	4
Frequency Distribution of Discounts & Premiums	28
Fees and Expenses	30
S&P 500® Portfolios
Schedules of Investments
PowerShares S&P 500® High Beta Portfolio (SPHB)	32
PowerShares S&P 500® High Dividend Portfolio (SPHD)	34
PowerShares S&P 500® Low Volatility Portfolio (SPLV)	35
PowerShares S&P Emerging Markets High Beta Portfolio (EEHB)	37
PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)	40
PowerShares S&P International Developed High Beta Portfolio (IDHB)	43
PowerShares S&P International Developed Low Volatility Portfolio (IDLV)	46
Statements of Assets and Liabilities	50
Statements of Operations	52
Statements of Changes in Net Assets	54
Financial Highlights	56
Notes to Financial Statements	60
Report of Independent Registered Public Accounting Firm	71
Tax Information	72
Trustees and Officers	73
Board Considerations Regarding Approval of Investment Advisory Agreement for New PowerShares Portfolios	81

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The Market Environment

Domestic Equity:

The fiscal year began with improving economic data in the U.S. and a rally in equities that continued almost uninterrupted into the spring of 2012. However, the ongoing Eurozone sovereign debt crisis intensified in April and May, dominating headlines and creating significant volatility in equity markets across the globe.

This negative news from overseas precipitated a slowdown in the U.S., where economic data began to decelerate as manufacturing, employment, consumer spending and consumer confidence weakened over the summer. While corporate earnings remained solid, financial markets were influenced by macroeconomic developments for much of the reporting period. As the fiscal year drew to a close, fears about the fate of the Eurozone began to subside after the European Central Bank announced new measures to support Eurozone economies through potentially unlimited purchases of sovereign debt, among other measures. At the same time, continued risk aversion among investors and corporations, along with tepid employment growth, prompted the U.S. Federal Reserve ("the Fed") to initiate a third round of quantitative easing by promising to remain accommodative until the labor market outlook improved materially. The Fed's action initially bolstered equity markets, but the potential impact on employment and economic conditions remained uncertain. At the close of the reporting period, market volatility increased as many investors remained concerned about the uncertainty surrounding the outcome of the presidential election and the so-called "fiscal cliff" – a variety of tax increases and spending cuts scheduled to take effect in January 2013, unless an agreement is reached between the White House and Congress.

Despite volatility for much of the reporting period, major equity market indexes delivered double-digit gains, and all ten sectors of the S&P 500® Index had positive returns.

International Equity:

During the reporting period, global equity markets remained volatile. At the beginning of the reporting period, macro events – ranging from continuing political instability in the Middle East, lingering economic effects of the earthquake and tsunami in Japan, the ongoing Eurozone sovereign debt crisis, effects of Standard & Poor's August 2011 first-ever downgrade of U.S. debt, a slowing Chinese property market and generally higher inflation across the developing world – weighed on global economic growth and equity markets. While the markets rebounded modestly in December 2011, macroeconomic concerns continued, stemming largely from the unstable economic conditions of Greece and Spain.

Toward the end of the reporting period, global central banks announced a series of stimulative policies. ECB announced new measures to support Eurozone economies through potentially unlimited purchases of sovereign debt, with ECB President Mario Draghi pledging to "do whatever it takes" to save the euro (although key details of the plan remain unresolved). The Fed announced a third round of QE3 by promising to remain accommodative until the labor market outlook improved materially. Also, the Bank of Japan took steps to increase its asset purchase program. These easing measures were well-received by investors and helped drive international equity markets higher in the final months of the reporting period, despite signs of a continued slowdown in global economic growth.

3

Manager's Analysis

PowerShares S&P 500® High Beta Portfolio (ticker: SPHB)

As an index fund, the PowerShares S&P 500® High Beta Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® High Beta Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index. Standard & Poor's® ("S&P®" or the "Index Provider") compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, S&P® selects 100 securities from the S&P 500® Index for inclusion in the Index that have the highest sensitivity to market movements, or "beta," over the past 12 months as determined by the Index Provider. Beta is a measure of relative risk and is the slope of regression, which for the Index includes all of the stocks included in the S&P 500® Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 5.01%, and on a net asset value ("NAV") basis, the Fund returned 5.17%. During the same reporting period, the Index returned 5.43%, while the S&P 500® Index returned 15.21%.

For the year ended October 31, 2012, the Financials sector contributed most significantly to the Fund's return, followed by the Consumer Discretionary and Industrials sectors, respectively. The Information Technology sector detracted most from the Fund's return, followed by the Energy and Materials sectors, respectively.

Positions that contributed most significantly to the Fund's return included PulteGroup Inc., a consumer discretionary company (portfolio average weight of 1.26%) and Lennar Corp. Cl A, a consumer discretionary company (portfolio average weight of 1.05%). Positions that detracted most significantly from the Fund's return included Alpha Natural Resources Inc., an energy company (no longer held in portfolio) and Advanced Micro Devices Inc., an information technology company (portfolio average weight of 0.92%).

Sector Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Financials	36.4
Energy	22.1
Consumer Discretionary	10.4
Information Technology	10.2
Materials	8.8
Industrials	8.0
Telecommunication Services	2.2
Health Care	1.9
Money Market Fund	0.0
Other assets less liabilities	0.0

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Large-Cap Growth	18.9
Large-Cap Value	12.8
Mid-Cap Growth	40.6
Mid-Cap Value	20.9
Small-Cap Growth	6.8

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Genworth Financial, Inc., Inc., Class A	1.7
PulteGroup, Inc.	1.7
Citigroup, Inc.	1.6
Morgan Stanley	1.5
Hartford Financial Services Group, Inc. (The)	1.5
Bank of America Corp.	1.5
Lincoln National Corp.	1.3
Peabody Energy Corp.	1.3
Masco Corp.	1.2
Invesco Ltd.	1.2
Total	14.5

4

Manager's Analysis (Continued)

PowerShares S&P 500® High Beta Portfolio (ticker: SPHB)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of October 31, 2012
		Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
S&P 500® High Beta Index	5.43%	(9.80)%	(14.24)%
S&P 500® Index	15.21%	4.62%	7.01%
Fund
NAV Return	5.17%	(10.03)%	(14.58)%
Share Price Return	5.01%	(10.04)%	(14.59)%

Fund Inception: May 5, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.25% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P 500® Index (the "Benchmark Index") is an unmanaged index used as a measurement of change in stock market conditions based on the average performance of approximately 500 securities.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Index are based on the closest month-end to the Fund's inception date.

††  Average annualized.

5

Manager's Analysis

PowerShares S&P 500® High Dividend Portfolio (ticker: SPHD)

As an index fund, the PowerShares S&P 500® High Dividend Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® Low Volatility High Dividend Index (the "Index"). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index. Standard & Poor's® ("S&P" or the "Index Provider") compiles, maintains and calculates the Index, which is composed of 50 securities in the S&P 500® Index that historically have provided high dividend yields with lower volatility. Strictly in accordance with its guidelines and mandated procedures, S&P identifies from the S&P 500® Index the 75 securities with the highest dividend yields over the past 12 months, with no one sector within the S&P 500® Index allowed to contribute more than 10 securities. From those securities, S&P selects for inclusion in the Index the 50 securities with the lowest volatility over the past 12 months. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock's price) over time. The Index Provider weights each of the constituent securities in the Index by its dividend yield, with the highest dividend- yielding securities receiving the highest weights. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

The Fund began trading on October 18, 2012. For the period ended October 31, 2012, on a share price basis, the Fund returned (2.34)%, and on a net asset value ("NAV") basis, the Fund returned (2.34)%. During this same time period, the Index returned (2.34)%, while the S&P 500® Index returned (3.08)%.

For the period ended October 31, 2012, there were no positively contributing sectors. The Health Care sector detracted most from the Fund's return, followed by Telecommunication Services and Utilities sectors, respectively.

Positions that contributed most significantly to the Fund's return included Peoples United Financial Inc., a financials company (portfolio average weight of 2.61%) and Entergy Corp., an utilities company (portfolio average weight of 2.20%). Positions that detracted most significantly from the Fund's return included Eli Lilly & Co., a health care company (portfolio average weight of 2.54%) and E.I. DuPont de Nemours & Co., a materials company (portfolio average weight of 1.46%).

6

Manager's Analysis (Continued)

PowerShares S&P 500® High Dividend Portfolio (ticker: SPHD)

Sector Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Utilities	22.0
Consumer Staples	16.2
Financials	13.0
Telecommunication Services	10.0
Health Care	9.3
Industrials	8.7
Energy	5.7
Information Technology	5.0
Consumer Discretionary	5.0
Materials	5.0
Money Market Fund	0.0
Other assets less liabilities	0.1

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Large-Cap Growth	7.0
Large-Cap Value	55.2
Mid-Cap Growth	12.1
Mid-Cap Value	25.7

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Pitney Bowes, Inc.	3.2
Windstream Corp.	2.9
CenturyLink, Inc.	2.8
Health Care REIT, Inc.	2.7
People's United Financial, Inc.	2.6
Pepco Holdings, Inc.	2.5
Eli Lilly & Co.	2.4
PPL Corp.	2.4
Exelon Corp.	2.3
American Electric Power Co., Inc.	2.3
Total	26.1

7

Manager's Analysis (Continued)

PowerShares S&P 500® High Dividend Portfolio (ticker: SPHD)

Fund Performance History (%)	As of October 31, 2012
Fund Inception† Cumulative
Index
S&P 500® Low Volatility High Dividend Index	(2.34)%
S&P 500® Index	(3.08)%
Fund
NAV Return	(2.34)%
Share Price Return	(2.34)%

Fund Inception: October 18, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.30% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P 500® Index (the "Benchmark Index") is an unmanaged index used as a measurement of change in stock market conditions based on the average performance of approximately 500 securities.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Index are based on the closest month-end to the Fund's inception date.

8

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Manager's Analysis

PowerShares S&P 500® Low Volatility Portfolio (ticker: SPLV)

As an index fund, the PowerShares S&P 500® Low Volatility Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® Low Volatility Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index. Standard & Poor's® ("S&P®" or the "Index Provider") compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, S&P® selects 100 securities from the S&P 500® Index for inclusion in the Index that have the lowest realized volatility over the past 12 months as determined by the Index Provider. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 15.60%, and on a net asset value ("NAV") basis, the Fund returned 15.70%. During the same reporting period, the Index returned 16.01%, while the S&P 500® Index returned 15.21%.

For the year ended October 31, 2012, the Consumer Staples sector contributed most significantly to the Fund's return, followed by the Utilities and Health Care sectors, respectively. The Financials sector detracted most from the Fund's return.

Positions that contributed most significantly to the Fund's return included Sherwin-Williams Co., a materials company (portfolio average weight of 0.89%) and Amgen Inc., a health care company (portfolio average weight of 0.97%). Positions that detracted most significantly from the Fund's return included Exelon Corp., an utilities company (portfolio average weight of 1.01%) and International Flavors & Fragrances Inc., a materials company (no longer held in portfolio).

Sector Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Consumer Staples	30.9
Utilities	29.3
Health Care	14.4
Consumer Discretionary	5.3
Information Technology	5.1
Telecommunication Services	4.6
Industrials	3.6
Materials	3.4
Financials	1.7
Energy	1.7
Other assets less liabilities	0.0

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Large-Cap Growth	23.9
Large-Cap Value	45.2
Mid-Cap Growth	5.6
Mid-Cap Value	25.3

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Southern Co. (The)	1.5
Kimberly-Clark Corp.	1.4
General Mills, Inc.	1.4
Procter & Gamble Co. (The)	1.3
ConAgra Foods, Inc.	1.3
Johnson & Johnson	1.3
Campbell Soup Co.	1.3
H.J. Heinz Co.	1.3
Sysco Corp.	1.3
Mondelez International, Inc., Class A	1.2
Total	13.3

10

Manager's Analysis (Continued)

PowerShares S&P 500® Low Volatility Portfolio (ticker: SPLV)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of October 31, 2012
		Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
S&P 500® Low Volatility Index	16.01%	12.44%	19.09%
S&P 500® Index	15.21%	4.62%	7.01%
Fund
NAV Return	15.70%	12.14%	18.62%
Share Price Return	15.60%	12.16%	18.66%

Fund Inception: May 5, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.25% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P 500® Index (the "Benchmark Index") is an unmanaged index used as a measurement of change in stock market conditions based on the average performance of approximately 500 securities.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Index are based on the closest month-end to the Fund's inception date.

††  Average annualized.

11

Manager's Analysis

PowerShares S&P Emerging Markets High Beta Portfolio (ticker: EEHB)

As an index fund, the PowerShares S&P Emerging Markets High Beta Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P BMI Emerging Markets High Beta Index (the "Index"). The Fund will invest at least 90% of its total assets in the securities of companies that comprise the Index. Standard & Poor's® ("S&P®" or the "Index Provider") compiles, maintains and calculates the Index, which is designed to measure the performance of 200 stocks that are the most sensitive to market returns in the S&P Emerging BMI Plus LargeMidCap Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider determines which stocks are the most sensitive to changes in market returns over the past 12 months of companies in the S&P Emerging BMI Plus LargeMidCap Index for inclusion in the Index. Historically, the S&P Emerging BMI Plus LargeMidCap Index has included all publicly listed equity securities with float- adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey. Sensitivity is measured by the beta of the stock. Beta is a measure of relative risk and is the slope of regression. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a "sampling" methodology to seek to achieve its investment objective.

The Fund began trading on February 24, 2012. For the period ended October 31, 2012, on a share price basis, the Fund returned (13.04)%, and on a net asset value ("NAV") basis, the Fund returned (12.47)%. During this same time period, the Index returned (11.78)%, while the MSCI Emerging Markets IndexSM returned (5.69)%, and the S&P 500® Index returned 4.86%.

For the period ended October 31, 2012, the securities in the country of Poland contributed most significantly to the Fund's return, followed by those in Mexico and Hungary, respectively. Securities in South Korea detracted most from the Fund's return, followed by those from China and Brazil, respectively.

Positions that contributed most significantly to the Fund's return included Shimao Property Holdings Ltd. (portfolio average weight of 0.55%) and KGHM Polska Miedz S.A. (portfolio average weight of 0.68%). Positions that detracted most significantly from the Fund's return included OGX Petroleo e Gas Participacoes S/A (portfolio average weight of 0.39%) and Aquarius Platinum Ltd. (no longer held in portfolio).

12

Manager's Analysis (Continued)

PowerShares S&P Emerging Markets High Beta Portfolio (ticker: EEHB)

Sector Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Financials	27.6
Materials	27.3
Industrials	20.8
Energy	11.2
Consumer Discretionary	6.6
Information Technology	3.4
Consumer Staples	2.5
Utilities	0.4
Other assets less liabilities	0.2

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Large-Cap Growth	40.2
Large-Cap Value	34.4
Mid-Cap Growth	11.0
Mid-Cap Value	13.7
Small-Cap Growth	0.7

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Nine Dragons Paper Holdings Ltd.	0.9
China Shipping Container Lines Co. Ltd., H-Shares	0.8
China National Building Material Co. Ltd., H-Shares	0.8
Zoomlion Heavy Industry Science and Technology Co. Ltd., H-Shares	0.8
KGHM Polska Miedz SA	0.8
Geely Automobile Holdings Ltd.	0.8
Chongqing Rural Commercial Bank, H-Shares	0.8
BBMG Corp. H-Shares	0.7
Angang Steel Co. Ltd., H-Shares	0.7
Jiangxi Copper Co. Ltd., H-Shares	0.7
Total	7.8

13

Manager's Analysis (Continued)

PowerShares S&P Emerging Markets High Beta Portfolio (ticker: EEHB)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)	As of October 31, 2012
Fund Inception† Cumulative
Index
S&P BMI Emerging Markets High Beta Index	(11.78)%
S&P 500® Index	4.86%
MSCI Emerging Markets IndexSM	(5.69)%
Fund
NAV Return	(12.47)%
Share Price Return	(13.04)%

Fund Inception: February 24, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the gross expense ratio of 0.45% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The MSCI Emerging Markets IndexSM and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 818 and 500 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

14

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Manager's Analysis

PowerShares S&P Emerging Markets Low Volatility Portfolio (ticker: EELV)

As an index fund, the PowerShares S&P Emerging Markets Low Volatility Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P BMI Emerging Markets Low Volatility Index (the "Index"). The Fund will invest at least 90% of its total assets in the securities of companies that comprise the Index. Standard & Poor's® ("S&P®" or the "Index Provider") compiles, maintains and calculates the Index, which is designed to measure the performance of 200 of the least volatile stocks of the S&P Emerging BMI Plus LargeMidCap Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider determines which securities are the least volatile over the past 12 months of companies in the S&P Emerging BMI Plus LargeMidCap Index for inclusion in the Index. Historically, the S&P Emerging BMI Plus LargeMidCap Index has included all publicly listed equity securities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock's price) over time. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a "sampling" methodology to seek to achieve its investment objective.

The Fund began trading on January 13, 2012. For the period ended October 31, 2012, on a share price basis, the Fund returned 9.85%, and on a net asset value ("NAV") basis, the Fund returned 11.19%. During this same time period, the Index returned 13.70%, while the MSCI Emerging Markets IndexSM returned 11.30%, and the S&P 500® Index returned 14.29%. The Fund mistracked its underlying index by (2.51)% primarily due to trading slippage in thinly-traded securities during rebalance periods.

For the period ended October 31, 2012, the securities in the country of Malaysia contributed most significantly to the Fund's return, followed by those in South Africa and Mexico, respectively. Securities in Brazil detracted most from the Fund's return, followed by those in Indonesia and Morocco, respectively.

Positions that contributed most significantly to the Fund's return included KLCC Property Holdings Bhd (no longer held in portfolio) and Maxis Bhd (portfolio average weight of 1.07%). Positions that detracted most significantly from the Fund's return included Companhia de Transmissao de Energia Eletrica Paulista (portfolio average weight of 0.48%) and Bayan Resources (portfolio average weight of 0.45%).

16

Manager's Analysis (Continued)

PowerShares S&P Emerging Markets Low Volatility Portfolio (ticker: EELV)

Sector Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Financials	27.9
Consumer Staples	14.1
Utilities	13.1
Telecommunication Services	10.2
Industrials	9.2
Consumer Discretionary	8.8
Materials	8.6
Energy	3.8
Health Care	2.6
Information Technology	1.6
Other assets less liabilities	0.1

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Large-Cap Growth	16.6
Large-Cap Value	39.1
Mid-Cap Growth	14.0
Mid-Cap Value	28.5
Small-Cap Growth	1.4
Small-Cap Value	0.4

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Public Bank Bhd	1.2
Nestle Malaysia Bhd	1.0
Banque Centrale Populaire	0.9
Maxis Bhd	0.9
Chunghwa Telecom Co. Ltd.	0.9
Grupo Nutresa SA	0.8
Banco de Bogota SA	0.8
Cathay No. 1 REIT	0.8
Berjaya Sports Toto Bhd	0.8
Malayan Banking Bhd	0.7
Total	8.8

17

Manager's Analysis (Continued)

PowerShares S&P Emerging Markets Low Volatility Portfolio (ticker: EELV)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)	As of October 31, 2012
Fund Inception† Cumulative
Index
S&P BMI Emerging Markets Low Volatility Index	13.70%
S&P 500® Index	14.29%
MSCI Emerging Markets IndexSM	11.30%
Fund
NAV Return	11.19%
Share Price Return	9.85%

Fund Inception: January 13, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the gross expense ratio of 0.45% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The MSCI Emerging Markets IndexSM and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 818 and 500 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

18

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Manager's Analysis

PowerShares S&P International Developed High Beta Portfolio (ticker: IDHB)

As an index fund, the PowerShares S&P International Developed High Beta Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P BMI International Developed High Beta Index (the "Index"). The Fund will invest at least 90% of its total assets in the securities of companies that comprise the Index. Standard & Poor's® ("S&P®" or the "Index Provider") compiles, maintains and calculates the Index, which is designed to measure the performance of 200 stocks in the S&P Developed ex US and South Korea LargeMidCap Index that are the most sensitive to changes in market returns. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider determines which stocks of companies from the S&P Developed ex US and South Korea LargeMidCap Index are the most sensitive to changes in market returns over the past 12 months for inclusion in the Index. Historically, the S&P Developed ex US and South Korea LargeMidCap Index has included all publicly listed equities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. Sensitivity is measured by the beta of the stock. Beta is a measure of relative risk and is the slope of regression. The Fund does not purchase all of the securities in the Index; instead, the Fund utilized a "sampling" methodology to seek to achieve its investment objective.

The Fund began trading on February 24, 2012. For the period ended October 31, 2012, on a share price basis, the Fund returned (9.59)%, and on a net asset value ("NAV") basis, the Fund returned (9.43)%. During this same time period, the Index returned (9.04)%, while the MSCI EAFE® Index returned (0.34)%, and the S&P 500® Index returned 4.86%.

For the period ended October 31, 2012, the securities in the country of Norway contributed most significantly to the Fund's return, followed by those in France and Belgium, respectively. Securities in Finland detracted most from the Fund's return, followed by those in Greece and Italy, respectively.

Positions that contributed most significantly to the Fund's return included Alpha Bank A.E. (portfolio average weight of 0.61%) and Credit Agricole S.A. (portfolio average weight of 0.71%). Positions that detracted most significantly from the Fund's return included TT Hellenic Postbank S.A. (portfolio average weight of 0.39%) and Outokumpu Oyj (portfolio average weight of 0.44%).

20

Manager's Analysis (Continued)

PowerShares S&P International Developed High Beta Portfolio (ticker: IDHB)

Sector Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Financials	34.5
Materials	17.4
Industrials	17.0
Consumer Discretionary	13.3
Energy	9.1
Utilities	3.0
Information Technology	2.4
Consumer Staples	1.3
Telecommunication Services	1.3
Health Care	0.5
Money Market Fund	0.1
Other assets less liabilities	0.1

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Large-Cap Growth	22.4
Large-Cap Value	37.5
Mid-Cap Growth	18.1
Mid-Cap Value	20.1
Small-Cap Growth	1.5
Small-Cap Value	0.4

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
Societe Generale SA	0.9
Credit Agricole SA	0.8
ING Groep NV CVA	0.8
BNP Paribas SA	0.8
Vedanta Resources PLC	0.7
Storebrand ASA	0.7
Deutsche Bank AG	0.7
Natixis	0.7
KBC Groep NV	0.7
Raiffeisen Bank International AG	0.7
Total	7.5

21

Manager's Analysis (Continued)

PowerShares S&P International Developed High Beta Portfolio (ticker: IDHB)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)	As of October 31, 2012
Fund Inception† Cumulative
Index
S&P BMI International Developed High Beta Index	(9.04)%
S&P 500® Index	4.86%
MSCI EAFE® Index	(0.34)%
Fund
NAV Return	(9.43)%
Share Price Return	(9.59)%

Fund Inception: February 24, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the gross expense ratio of 0.35% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The MSCI EAFE® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 921 and 500 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

22

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Manager's Analysis

PowerShares S&P International Developed Low Volatility Portfolio (ticker: IDLV)

As an index fund, the PowerShares S&P International Developed Low Volatility Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P BMI International Developed Low Volatility Index (the "Index"). The Fund will invest at least 90% of its total assets in the securities of companies that comprise the Index. Standard & Poor's® ("S&P®" or the "Index Provider") compiles, maintains and calculates the Index, which is designed to measure the performance of 200 of the least volatile stocks of the S&P Developed ex US and South Korea LargeMidCap Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider determines which securities are the least volatile over the past 12 months of companies in the S&P Developed ex US and South Korea LargeMidCap Index for inclusion in the Index. Historically, the S&P Developed ex US and South Korea LargeMidCap Index has included all publicly listed equity securities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock's price) over time. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a "sampling" methodology to seek to achieve its investment objective.

The Fund began trading on January 13, 2012. For the period ended October 31, 2012, on a share price basis, the Fund returned 13.51%, and on a net asset value ("NAV") basis, the Fund returned 14.23%. During this same time period, the Index returned 14.26%, while the MSCI EAFE® Index returned 11.00%, and the S&P 500® Index returned 14.29%.

For the period ended October 31, 2012, the securities in the country of Japan contributed most significantly to the Fund's return, followed by those in Singapore and Canada, respectively. There were no detracting countries.

Positions that contributed most significantly to the Fund's return included Ryman Healthcare Ltd. (portfolio average weight of 0.59%) and TrustPower Ltd. (portfolio average weight of 0.86%). Positions that detracted most significantly from the Fund's return included Chinese Estates (Holdings) Ltd. (no longer held in portfolio) and Shiseido Co. Ltd. (portfolio average weight of 0.45%).

24

Manager's Analysis (Continued)

PowerShares S&P International Developed Low Volatility Portfolio (ticker: IDLV)

Sector Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Consumer Staples	22.2
Financials	19.9
Industrials	16.0
Consumer Discretionary	10.8
Utilities	10.2
Health Care	9.3
Telecommunication Services	7.4
Energy	2.8
Information Technology	0.8
Materials	0.5
Other assets less liabilities	0.1

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Large-Cap Growth	26.0
Large-Cap Value	44.0
Mid-Cap Growth	12.9
Mid-Cap Value	14.2
Small-Cap Growth	1.4
Small-Cap Value	1.5

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
McDonald's Holdings Co. Japan Ltd.	1.0
TrustPower Ltd.	0.8
Nestle SA	0.8
Goodman Property Trust REIT	0.8
Precinct Properties New Zealand Ltd.	0.7
Bell Aliant, Inc.	0.7
BCE, Inc.	0.7
Nissin Foods Holdings Co. Ltd.	0.7
Kagome Co. Ltd.	0.7
SMRT Corp. Ltd.	0.7
Total	7.6

25

Manager's Analysis (Continued)

PowerShares S&P International Developed Low Volatility Portfolio (ticker: IDLV)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)	As of October 31, 2012
Fund Inception† Cumulative
Index
S&P BMI International Developed Low Volatility Index	14.26%
S&P 500® Index	14.29%
MSCI EAFE® Index	11.00%
Fund
NAV Return	14.23%
Share Price Return	13.51%

Fund Inception: January 13, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the gross expense ratio of 0.35% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The MSCI EAFE® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 921 and 500 securities, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

26

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Frequency Distribution of Discounts & Premiums

Since inception through October 31, 2012.

				Closing Price Above NAV (bps)
Ticker	Fund Name	Inception	Trading Days	0-24	25-49	50-99	100-149	150-199	200+
SPHB	PowerShares S&P 500® High Beta Portfolio	5/5/11	376	201	0	0	0	0	0
SPHD	PowerShares S&P 500® High Dividend Portfolio	10/18/12	8	6	0	0	0	0	0
SPLV	PowerShares S&P 500® Low Volatility Portfolio	5/5/11	376	272	1	0	0	0	0
EEHB	PowerShares S&P Emerging Markets High Beta Portfolio	2/24/12	173	20	8	19	8	4	0
EELV	PowerShares S&P Emerging Markets Low Volatility Portfolio	1/13/12	201	17	37	70	32	7	3
IDHB	PowerShares S&P International Developed High Beta Portfolio	2/24/12	173	40	30	40	7	0	0
IDLV	PowerShares S&P International Developed Low Volatility Portfolio	1/13/12	201	36	43	73	15	2	0

28

	Closing Price Below NAV (bps)
Ticker	-0-24	-25-49	-50-99	-100-149	-150-199	-200+
SPHB	171	3	0	0	0	1
SPHD	2	0	0	0	0	0
SPLV	102	0	0	0	0	1
EEHB	30	22	36	18	7	1
EELV	19	9	6	1	0	0
IDHB	27	14	13	2	0	0
IDLV	18	8	6	0	0	0

29

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month (or shorter) period ended October 31, 2012.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges and brokerage commissions. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio Based on the Number of Days in the Period	Expenses Paid During the Six-Month Period (1)
PowerShares S&P 500® High Beta Portfolio (SPHB) Actual	$1,000.00	$966.23	0.25%	$1.24
Hypothetical (5% return before expenses)	$1,000.00	$1,023.88	0.25%	$1.27
PowerShares S&P 500® High Dividend Portfolio (SPHD) (2) Actual	$1,000.00	$976.60	0.30%	$0.11
Hypothetical (5% return before expenses)	$1,000.00	$1,023.63	0.30%	$1.53
PowerShares S&P 500® Low Volatility Portfolio (SPLV) Actual	$1,000.00	$1,053.55	0.25%	$1.29
Hypothetical (5% return before expenses)	$1,000.00	$1,023.88	0.25%	$1.27
PowerShares S&P Emerging Markets High Beta Portfolio (EEHB) Actual	$1,000.00	$964.80	0.29%	$1.43
Hypothetical (5% return before expenses)	$1,000.00	$1,023.68	0.29%	$1.48

30

Fees and Expenses (Continued)

	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio Based on the Number of Days in the Period	Expenses Paid During the Six-Month Period (1)
PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV) Actual	$1,000.00	$1,005.26	0.29%	$1.46
Hypothetical (5% return before expenses)	$1,000.00	$1,023.68	0.29%	$1.48
PowerShares S&P International Developed High Beta Portfolio (IDHB) Actual	$1,000.00	$993.70	0.25%	$1.25
Hypothetical (5% return before expenses)	$1,000.00	$1,023.88	0.25%	$1.27
PowerShares S&P International Developed Low Volatility Portfolio (IDLV) Actual	$1,000.00	$1,046.65	0.25%	$1.29
Hypothetical (5% return before expenses)	$1,000.00	$1,023.88	0.25%	$1.27

(1)  Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period April 30, 2012 to October 31, 2012. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value for the period, then multiplying the result by 184/366. Expense ratios for the most recent half year may differ from expense ratios based on the one year data in the Financial Highlights.

(2)  Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the period October 18, 2012 (Fund Inception) to October 31, 2012. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value for the period, then multiplying by 14/366. Hypothetical expenses are calculated by multiplying the fund's annualized expense ratio by the average account value for the period; then multiplying the result by 184/366.

31

Schedule of Investments

PowerShares S&P 500® High Beta Portfolio (SPHB)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—10.4%
27,943	CBS Corp., Class B	$905,353
11,026	Fossil, Inc.(a)	960,365
104,584	Goodyear Tire & Rubber Co. (The)(a)	1,193,304
24,926	Harman International Industries, Inc.	1,045,147
94,004	Interpublic Group of Cos., Inc. (The)	949,440
32,556	Lennar Corp., Class A	1,219,873
104,479	PulteGroup, Inc.(a)	1,811,666
19,865	Starwood Hotels & Resorts Worldwide, Inc.	1,030,000
18,537	Wyndham Worldwide Corp.	934,265
9,491	Wynn Resorts Ltd.	1,148,981
		11,198,394
	Energy—22.1%
14,401	Anadarko Petroleum Corp.	990,933
20,410	Baker Hughes, Inc.	856,608
22,176	Cabot Oil & Gas Corp.	1,041,829
20,661	Cameron International Corp.(a)	1,046,273
49,932	Chesapeake Energy Corp.	1,011,622
31,768	CONSOL Energy, Inc.	1,116,963
76,360	Denbury Resources, Inc.(a)	1,170,599
8,782	EOG Resources, Inc.	1,023,015
29,899	Halliburton Co.	965,439
23,036	Helmerich & Payne, Inc.	1,101,121
19,512	Hess Corp.	1,019,697
35,438	Marathon Oil Corp.	1,065,266
86,629	Nabors Industries Ltd. (Bermuda)(a)	1,168,625
13,684	National Oilwell Varco, Inc.	1,008,511
34,786	Newfield Exploration Co.(a)	943,396
10,401	Occidental Petroleum Corp.	821,263
51,347	Peabody Energy Corp.	1,432,581
11,045	Pioneer Natural Resources Co.	1,166,904
37,328	QEP Resources, Inc.	1,082,512
28,312	Rowan Cos. PLC, Class A (United Kingdom)(a)	897,774
12,642	Schlumberger Ltd.	878,998
29,543	Tesoro Corp.	1,114,067
34,092	Valero Energy Corp.	992,077
		23,916,073
	Financials—36.4%
22,310	Aflac, Inc.	1,110,592
34,994	American International Group, Inc.(a)	1,222,340
20,528	Ameriprise Financial, Inc.	1,198,219
174,579	Bank of America Corp.	1,627,076
65,616	CBRE Group, Inc., Class A(a)	1,182,400
46,838	Citigroup, Inc.	1,751,273
30,717	Comerica, Inc.	915,674
146,788	E*TRADE Financial Corp.(a)	1,227,148
71,883	Fifth Third Bancorp	1,044,460
127,039	First Horizon National Corp.	1,182,733
8,356	Franklin Resources, Inc.	1,067,897
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
309,690	Genworth Financial, Inc., Class A(a)	$1,845,752
75,867	Hartford Financial Services Group, Inc. (The)	1,647,073
69,125	Host Hotels & Resorts, Inc. REIT	999,547
162,930	Huntington Bancshares, Inc.	1,041,123
52,157	Invesco Ltd.(b)	1,268,458
26,938	JPMorgan Chase & Co.	1,122,776
120,089	KeyCorp	1,011,149
42,167	Legg Mason, Inc.	1,074,415
52,370	Leucadia National Corp.	1,188,799
58,778	Lincoln National Corp.	1,457,107
32,038	MetLife, Inc.	1,137,029
24,119	Moody's Corp.	1,161,571
95,526	Morgan Stanley	1,660,242
42,377	Principal Financial Group, Inc.	1,167,063
30,276	Prologis, Inc. REIT	1,038,164
20,168	Prudential Financial, Inc.	1,150,584
189,864	Regions Financial Corp.	1,237,913
61,769	SLM Corp.	1,085,899
46,306	SunTrust Banks, Inc.	1,259,523
16,552	T. Rowe Price Group, Inc.	1,074,887
57,963	Zions Bancorp.	1,244,466
		39,403,352
	Health Care—1.9%
28,193	Agilent Technologies, Inc.	1,014,666
45,877	Tenet Healthcare Corp.(a)	1,082,697
		2,097,363
	Industrials—8.0%
10,478	Cummins, Inc.	980,531
7,568	Flowserve Corp.	1,025,389
19,447	Fluor Corp.	1,086,115
20,924	Ingersoll-Rand PLC (Ireland)	984,056
19,767	Joy Global, Inc.	1,234,449
86,825	Masco Corp.	1,310,189
14,502	Rockwell Automation, Inc.	1,030,512
38,856	Textron, Inc.	979,560
		8,630,801
	Information Technology—10.2%
260,587	Advanced Micro Devices, Inc.(a)	534,203
26,675	Akamai Technologies, Inc.(a)	1,013,383
30,353	Autodesk, Inc.(a)	966,440
13,385	Citrix Systems, Inc.(a)	827,327
9,750	F5 Networks, Inc.(a)	804,180
51,843	First Solar, Inc.(a)	1,260,303
48,018	Jabil Circuit, Inc.	832,632
127,813	JDS Uniphase Corp.(a)	1,238,508
164,522	Micron Technology, Inc.(a)	892,532
35,903	Molex, Inc.	932,401
64,837	NVIDIA Corp.(a)	776,099
65,197	Teradyne, Inc.(a)	953,180
		11,031,188

See Notes to Financial Statements.

32

Schedule of Investments (Continued)

PowerShares S&P 500® High Beta Portfolio (SPHB)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Materials—8.8%
119,005	Alcoa, Inc.	$1,019,873
40,565	Allegheny Technologies, Inc.	1,068,888
28,120	Cliffs Natural Resources, Inc.	1,019,912
35,320	Dow Chemical Co. (The)	1,034,876
17,914	Eastman Chemical Co.	1,061,225
29,358	Freeport-McMoRan Copper & Gold, Inc.	1,141,439
56,446	Owens-Illinois, Inc.(a)	1,100,133
73,241	Titanium Metals Corp.	857,652
59,539	United States Steel Corp.	1,214,000
		9,517,998
	Telecommunication Services—2.2%
118,478	MetroPCS Communications, Inc.(a)	1,209,660
209,338	Sprint Nextel Corp.(a)	1,159,733
		2,369,393
	Total Common Stocks and Other Equity Interests (Cost $115,416,373)	108,164,562
	Money Market Fund—0.0%
35,216	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $35,216)	35,216
	Total Investments (Cost $115,451,589)—100.0%	108,199,778
	Other assets less liabilities—0.0%	7,895
	Net Assets—100.0%	$108,207,673

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Affiliated company. The Fund's Advisor is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 4.

See Notes to Financial Statements.

33

Schedule of Investments

PowerShares S&P 500® High Dividend Portfolio (SPHD)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Consumer Discretionary—5.0%
2,346	Darden Restaurants, Inc.	$123,446
3,618	Hasbro, Inc.	130,212
3,282	Mattel, Inc.	120,712
		374,370
	Consumer Staples—16.2%
4,536	Altria Group, Inc.	144,245
5,232	ConAgra Foods, Inc.	145,659
2,250	H.J. Heinz Co.	129,398
2,550	Kellogg Co.	133,416
1,086	Lorillard, Inc.	125,987
1,368	Philip Morris International, Inc.	121,150
1,854	Procter & Gamble Co. (The)	128,371
3,744	Reynolds American, Inc.	155,900
4,248	Sysco Corp.	131,985
		1,216,111
	Energy—5.7%
2,940	ConocoPhillips	170,079
3,720	Kinder Morgan, Inc.	129,121
4,338	Spectra Energy Corp.	125,238
		424,438
	Financials—13.0%
3,876	Cincinnati Financial Corp.	154,420
3,298	HCP, Inc. REIT	146,101
3,474	Health Care REIT, Inc.	206,460
16,122	People's United Financial, Inc.	193,948
3,648	Plum Creek Timber Co., Inc. REIT	160,147
1,866	Ventas, Inc. REIT	118,062
		979,138
	Health Care—9.3%
3,648	Bristol-Myers Squibb Co.	121,296
3,702	Eli Lilly & Co.	180,028
1,734	Johnson & Johnson	122,802
3,126	Merck & Co., Inc.	142,639
5,316	Pfizer, Inc.	132,209
		698,974
	Industrials—8.7%
1,668	Lockheed Martin Corp.	156,242
16,668	Pitney Bowes, Inc.	239,352
4,170	Republic Services, Inc.	118,220
4,350	Waste Management, Inc.	142,419
		656,233
	Information Technology—5.0%
4,284	Intel Corp.	92,642
4,554	Microchip Technology, Inc.	142,768
4,296	Paychex, Inc.	139,319
		374,729
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Materials—5.0%
2,340	E.I. du Pont de Nemours & Co.	$104,177
4,236	MeadWestvaco Corp.	125,767
3,522	Nucor Corp.	141,338
		371,282
	Telecommunication Services—10.0%
4,788	AT&T, Inc.	165,617
5,460	CenturyLink, Inc.	209,555
3,474	Verizon Communications, Inc.	155,079
23,190	Windstream Corp.	221,233
		751,484
	Utilities—22.0%
3,792	AGL Resources, Inc.	154,827
4,818	Ameren Corp.	158,416
3,846	American Electric Power Co., Inc.	170,916
2,340	Entergy Corp.	169,837
4,884	Exelon Corp.	174,750
3,078	FirstEnergy Corp.	140,726
2,748	Integrys Energy Group, Inc.	148,502
9,612	Pepco Holdings, Inc.	190,991
6,066	PPL Corp.	179,432
9,243	TECO Energy, Inc.	165,172
		1,653,569
	Total Common Stocks and Other Equity Interests (Cost $7,545,217)	7,500,328
	Money Market Fund—0.0%
158	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $158)	158
	Total Investments (Cost $7,545,375)—99.9%	7,500,486
	Other assets less liabilities—0.1%	7,891
	Net Assets—100.0%	$7,508,377

Investment Abbreviations:

REIT—Real Estate Investment Trust
See Notes to Financial Statements.

34

Schedule of Investments

PowerShares S&P 500® Low Volatility Portfolio (SPLV)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—5.3%
77,076	AutoZone, Inc.(a)	$28,903,500
437,455	Dollar Tree, Inc.(a)	17,441,331
357,207	McDonald's Corp.	31,005,567
331,541	Ross Stores, Inc.	20,207,424
414,365	Target Corp.	26,415,769
488,509	TJX Cos., Inc. (The)	20,336,630
		144,310,221
	Consumer Staples—30.9%
992,109	Altria Group, Inc.	31,549,066
997,292	Campbell Soup Co.	35,174,489
388,093	Clorox Co. (The)	28,059,124
817,828	Coca-Cola Co. (The)	30,406,845
295,139	Colgate-Palmolive Co.	30,977,789
1,285,414	ConAgra Foods, Inc.	35,785,926
282,478	Costco Wholesale Corp.	27,804,310
510,759	CVS Caremark Corp.	23,699,218
565,993	Dr Pepper Snapple Group, Inc.	24,252,800
972,517	General Mills, Inc.	38,978,481
611,165	H.J. Heinz Co.	35,148,099
443,781	Hershey Co. (The)	30,554,322
959,335	Hormel Foods Corp.	28,329,163
345,562	J.M. Smucker Co. (The)	29,593,930
620,863	Kellogg Co.	32,483,552
467,165	Kimberly-Clark Corp.	38,984,919
1,165,493	Kroger Co. (The)	29,393,733
185,276	Lorillard, Inc.	21,493,869
488,799	McCormick & Co., Inc.	30,119,794
523,292	Molson Coors Brewing Co., Class B	22,574,817
1,262,007	Mondelez International, Inc., Class A	33,493,666
474,987	PepsiCo, Inc.	32,888,100
293,529	Philip Morris International, Inc.	25,994,928
524,331	Procter & Gamble Co. (The)	36,304,678
643,924	Reynolds American, Inc.	26,812,995
1,110,769	Sysco Corp.	34,511,593
1,350,012	Tyson Foods, Inc., Class A	22,693,702
404,606	Wal-Mart Stores, Inc.	30,353,542
		848,417,450
	Energy—1.7%
260,188	Exxon Mobil Corp.	23,721,340
820,677	Spectra Energy Corp.	23,692,945
		47,414,285
	Financials—1.7%
309,132	American Tower Corp., Class A REIT	23,274,548
564,053	Plum Creek Timber Co., Inc. REIT	24,761,927
		48,036,475
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Health Care—14.4%
482,755	Abbott Laboratories	$31,630,108
261,062	Allergan, Inc.	23,474,695
585,135	AmerisourceBergen Corp.	23,077,724
298,480	Amgen, Inc.	25,831,952
375,212	Baxter International, Inc.	23,499,528
352,688	Becton, Dickinson and Co.	26,691,428
900,827	Bristol-Myers Squibb Co.	29,952,498
231,810	C.R. Bard, Inc.	22,297,804
553,466	Cardinal Health, Inc.	22,764,057
662,258	Eli Lilly & Co.	32,205,606
745,530	Forest Laboratories, Inc.(a)	25,131,816
504,471	Johnson & Johnson	35,726,636
244,678	Laboratory Corp. of America Holdings(a)	20,731,567
579,053	Merck & Co., Inc.	26,422,188
1,066,558	Pfizer, Inc.	26,525,297
		395,962,904
	Industrials—3.6%
300,103	Lockheed Martin Corp.	28,110,648
331,420	Northrop Grumman Corp.	22,765,240
427,455	Raytheon Co.	24,176,855
342,590	United Parcel Service, Inc., Class B	25,094,717
		100,147,460
	Information Technology—5.1%
443,035	Automatic Data Processing, Inc.	25,602,993
319,662	Fiserv, Inc.(a)	23,955,470
124,322	International Business Machines Corp.	24,184,359
732,301	Microsoft Corp.	20,896,209
742,196	Paychex, Inc.	24,069,416
913,870	Total System Services, Inc.	20,552,936
		139,261,383
	Materials—3.4%
714,907	Bemis Co., Inc.	23,627,676
351,784	Ecolab, Inc.	24,484,167
204,251	Praxair, Inc.	21,693,499
156,309	Sherwin-Williams Co. (The)	22,286,537
		92,091,879
	Telecommunication Services—4.6%
824,275	AT&T, Inc.	28,511,672
533,786	CenturyLink, Inc.	20,486,707
358,195	Crown Castle International Corp.(a)	23,909,516
719,536	Verizon Communications, Inc.	32,120,087
2,302,351	Windstream Corp.	21,964,429
		126,992,411
	Utilities—29.3%
565,217	AGL Resources, Inc.	23,077,810
755,250	Ameren Corp.	24,832,620
671,370	American Electric Power Co., Inc.	29,835,683

See Notes to Financial Statements.

35

Schedule of Investments (Continued)

PowerShares S&P 500® Low Volatility Portfolio (SPLV)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,107,157	CenterPoint Energy, Inc.	$23,992,092
1,148,113	CMS Energy Corp.	27,922,108
549,517	Consolidated Edison, Inc.	33,179,836
626,340	Dominion Resources, Inc.	33,058,225
481,424	DTE Energy Co.	29,896,430
497,056	Duke Energy Corp.	32,651,609
614,256	Edison International	28,833,177
437,060	Entergy Corp.	31,721,815
754,430	Exelon Corp.	26,993,505
580,145	FirstEnergy Corp.	26,524,229
442,499	Integrys Energy Group, Inc.	23,912,646
450,777	NextEra Energy, Inc.	31,581,437
960,124	NiSource, Inc.	24,454,358
656,660	Northeast Utilities	25,806,738
1,393,684	Pepco Holdings, Inc.	27,692,501
661,528	PG&E Corp.	28,128,171
542,772	Pinnacle West Capital Corp.	28,750,633
1,094,873	PPL Corp.	32,386,343
778,606	Public Service Enterprise Group, Inc.	24,946,536
605,544	SCANA Corp.	29,720,100
384,055	Sempra Energy	26,787,836
897,464	Southern Co. (The)	42,037,214
1,394,934	TECO Energy, Inc.	24,927,471
782,485	Wisconsin Energy Corp.	30,102,198
1,113,659	Xcel Energy, Inc.	31,460,867
		805,214,188
	Total Investments (Cost $2,655,645,545)—100.0%	2,747,848,656
	Other assets less liabilities—0.0%	1,266,503
	Net Assets—100.0%	$2,749,115,159

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

36

Schedule of Investments

PowerShares S&P Emerging Markets High Beta Portfolio (EEHB)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.8%
	Brazil—9.3%
700	Banco do Brasil SA	$7,472
1,200	Banco Santander Brasil SA	8,246
1,500	BM&FBOVESPA SA	9,605
600	Bradespar SA (Preference Shares)	8,866
1,300	Braskem SA (Preference Shares), Class A	8,593
1,600	Cia Siderurgica Nacional SA	8,851
1,000	Fibria Celulose SA(a)	8,492
1,200	Gerdau SA	8,730
1,000	Gerdau SA (Preference Shares)	8,743
1,400	Hypermarcas SA(a)	11,137
700	Itau Unibanco Holding SA	9,172
600	Itau Unibanco Holding SA (Preference Shares)	8,778
1,850	Itausa - Investimentos Itau SA (Preference Shares)	8,110
3,600	JBS SA(a)	11,650
1,200	Lojas Americanas SA (Preference Shares)	10,049
900	Metalurgica Gerdau SA	7,997
800	Metalurgica Gerdau SA (Preference Shares)	8,969
3,400	OGX Petroleo e Gas Participacoes SA(a)	7,888
800	Petroleo Brasileiro SA	8,472
800	Petroleo Brasileiro SA (Preference Shares)	8,196
1,500	Usinas Siderurgicas de Minas Gerais SA	7,847
1,600	Usinas Siderurgicas de Minas Gerais SA (Preference Shares), Class A	7,732
500	Vale SA	9,224
		202,819
	Cayman Islands—4.5%
22,000	China Resources Cement Holdings Ltd.	14,960
10,000	China State Construction International Holdings Ltd.	11,910
35,000	Evergrande Real Estate Group Ltd.	15,310
86,000	GCL-Poly Energy Holdings Ltd.	15,313
40,000	Geely Automobile Holdings Ltd.	17,187
5,000	Golden Eagle Retail Group Ltd.	10,968
6,500	Longfor Properties Co. Ltd.	11,473
		97,121
	Chile—0.4%
233	CAP SA	8,024
	China—30.6%
12,000	Agile Property Holdings Ltd.	13,641
31,000	Agricultural Bank of China Ltd., H-Shares	13,440
16,000	Air China Ltd., H-Shares	11,355
28,000	Aluminum Corp. of China Ltd., H-Shares(a)	12,248
26,000	Angang Steel Co. Ltd., H-Shares(a)	15,600
4,000	Anhui Conch Cement Co. Ltd., H-Shares	13,832
16,000	Bank of Communications Co. Ltd., H-Shares	11,437
18,500	BBMG Corp. H-Shares	15,898
12,000	Brilliance China Automotive Holdings Ltd.(a)	14,988
23,000	China CITIC Bank Corp. Ltd., H-Shares	11,752
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
13,000	China Coal Energy Co. Ltd., H-Shares	$12,916
11,000	China Communications Construction Co. Ltd., H-Shares	10,319
30,000	China COSCO Holdings Co. Ltd., H-Shares(a)	14,903
32,000	China Eastern Airlines Corp. Ltd., H-Shares(a)	11,190
3,000	China Life Insurance Co. Ltd., H-Shares	8,864
7,500	China Merchants Bank Co. Ltd., H-Shares	14,013
11,000	China Minsheng Banking Corp. Ltd., H-Shares	10,006
14,000	China National Building Material Co. Ltd., H-Shares	17,848
6,000	China Oilfield Services Ltd., H-Shares	11,381
3,600	China Pacific Insurance (Group) Co. Ltd., H-Shares	11,288
13,000	China Railway Construction Corp. Ltd., H-Shares	12,916
29,000	China Railway Group Ltd., H-Shares	14,781
68,000	China Shipping Container Lines Co. Ltd., H-Shares(a)	18,162
28,000	China Shipping Development Co. Ltd., H-Shares	14,704
26,000	China Southern Airlines Co. Ltd., H-Shares	12,312
36,000	Chongqing Rural Commercial Bank, H-Shares	16,908
33,522	Country Garden Holdings Co.(a)	13,452
19,000	CSR Corp. Ltd., H-Shares	14,759
7,400	Dongfang Electric Corp. Ltd., H-Shares	12,394
8,000	Dongfeng Motor Group Co. Ltd., H-Shares	9,910
437	Focus Media Holding Ltd. ADR	10,304
4,500	Great Wall Motor Co. Ltd.	12,368
8,800	Guangzhou R&F Properties Co. Ltd., H-Shares	10,821
19,000	Industrial & Commercial Bank of China Ltd., H-Shares	12,577
6,000	Jiangxi Copper Co. Ltd., H-Shares	15,522
58,000	Maanshan Iron & Steel Co. Ltd., H-Shares(a)	14,968
47,000	Metallurgical Corp. of China Ltd., H-Shares(a)	8,733
28,000	Nine Dragons Paper Holdings Ltd.	19,726
10,000	PICC Property & Casualty Co. Ltd., H-Shares	13,316
1,500	Ping An Insurance (Group) Co. of China Ltd., H-Shares	11,884
6,500	Shimao Property Holdings Ltd.	12,413
24,500	Shui On Land Ltd.	10,369
132	SINA Corp.(a)	7,211
34,000	Sinopec Shanghai Petrochemical Co. Ltd., H-Shares	9,739
56,000	Sinopec Yizheng Chemical Fibre Co. Ltd., H-Shares	11,778
3,400	Weichai Power Co. Ltd., H-Shares	12,042
28,200	Xinjiang Goldwind Science & Technology Co. Ltd., H-Shares	10,734
13,000	Yangzijiang Shipbuilding Holdings Ltd.	9,643
8,000	Yanzhou Coal Mining Co. Ltd., H-Shares	12,036

See Notes to Financial Statements.

37

Schedule of Investments (Continued)

PowerShares S&P Emerging Markets High Beta Portfolio (EEHB)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
6,500	Zhaojin Mining Industry Co. Ltd., H-Shares	$10,903
36,000	Zijin Mining Group Co. Ltd., H-Shares	14,493
13,000	Zoomlion Heavy Industry Science and Technology Co. Ltd., H-Shares	17,512
		666,309
	Hong Kong—4.6%
19,000	China Agri-Industries Holdings Ltd.	11,890
10,000	China Everbright Ltd.	14,555
2,000	China Merchants Holdings International Co. Ltd.	6,632
4,000	China Overseas Land & Investment Ltd.	10,477
6,000	China Resources Land Ltd.	13,703
7,000	Citic Pacific Ltd.	8,924
5,000	CNOOC Ltd.	10,387
8,000	COSCO Pacific Ltd.	11,809
19,000	Sino-Ocean Land Holdings Ltd.	11,915
		100,292
	Hungary—1.1%
102	MOL Hungarian Oil and Gas PLC	8,861
776	OTP Bank PLC	14,731
		23,592
	India—2.6%
524	Axis Bank Ltd. GDR	11,654
236	ICICI Bank Ltd. ADR	9,263
284	Reliance Industries Ltd. GDR(b)	8,421
1,225	Sterlite Industries (India) Ltd. ADR	9,175
373	Tata Motors Ltd. ADR)	9,008
1,239	Tata Steel Ltd. GDR	9,007
		56,528
	Indonesia—4.0%
64,000	PT Adaro Energy Tbk	9,129
11,500	PT Bank Mandiri Tbk	9,878
11,500	PT Bank Rakyat Indonesia (Persero) Tbk	8,860
136,500	PT Bumi Resources Tbk	9,380
39,500	PT Charoen Pokphand Indonesia Tbk	12,851
15,000	PT Harum Energy Tbk	8,433
2,000	PT Indo Tambangraya Megah Tbk	8,464
4,500	PT Indocement Tunggal Prakarsa Tbk	10,026
36,500	PT Vale Indonesia Tbk	10,260
		87,281
	Mexico—0.4%
2,700	Grupo Mexico SAB de CV, Series B	8,664
	Poland—6.0%
311	Bank Handlowy w Warszawie SA	9,049
7,233	Bank Millennium SA(a)	9,577
216	Bank Pekao SA	10,365
99	BRE Bank SA(a)	9,334
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,850	Cyfrowy Polsat SA(a)	$8,397
760	Eurocash SA	9,275
331	ING Bank Slaski SA(a)	9,014
371	Jastrzebska Spolka Weglowa SA	10,080
344	KGHM Polska Miedz SA	17,314
1,847	Kredyt Bank SA(a)	8,955
755	Polski Koncern Naftowy Orlen SA(a)	10,351
889	Powszechna Kasa Oszczednosci Bank Polski SA	9,931
5,937	Synthos SA	9,849
		131,491
	Russia—4.2%
3,841	Federal Hydrogenerating Co. JSC ADR	9,118
963	Gazprom OAO ADR	8,797
86	NovaTek OAO GDR	9,804
685	Novolipetsk Steel OJSC GDR	12,940
1,407	Rosneft Oil Co. GDR	10,412
969	Severstal GDR	11,754
946	Surgutneftegas OJSC ADR	8,230
229	Uralkali OJSC GDR	8,972
3,311	VTB Bank OJSC GDR	11,410
		91,437
	South Africa—6.0%
2,282	African Bank Investments Ltd.	7,691
532	African Rainbow Minerals Ltd.	11,100
177	Anglo American Platinum Ltd.	8,200
1,663	ArcelorMittal South Africa Ltd.(a)	6,385
242	Assore Ltd.	9,959
349	Bidvest Group Ltd.	8,303
557	Exxaro Resources Ltd.	11,109
576	Impala Platinum Holdings Ltd.	10,329
416	Imperial Holdings Ltd.	9,420
1,621	Investec Ltd.	9,503
169	Kumba Iron Ore Ltd.	10,529
152	Naspers Ltd., Class N	9,836
2,043	RMB Holdings Ltd.	8,934
203	Sasol Ltd.	8,634
		129,932
	South Korea—23.3%
136	Daelim Industrial Co. Ltd.	9,465
1,120	Daewoo Engineering & Construction Co. Ltd.(a)	9,530
1,020	Daewoo Securities Co. Ltd.	10,288
630	Daewoo Shipbuilding & Marine Engineering Co. Ltd.	13,517
750	Doosan Infracore Co. Ltd.(a)	11,072
174	GS Engineering & Construction Corp.	9,796
212	GS Holdings	13,335
320	Hana Financial Group, Inc.	9,316
740	Hanwha Chemical Corp.	12,281

See Notes to Financial Statements.

38

Schedule of Investments (Continued)

PowerShares S&P Emerging Markets High Beta Portfolio (EEHB)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
320	Hanwha Corp.	$9,140
66	Honam Petrochemical Corp.	13,495
214	Hyosung Corp.	11,793
174	Hyundai Engineering & Construction Co. Ltd.	10,482
57	Hyundai Heavy Industries Co. Ltd.	11,969
380	Hyundai Merchant Marine Co. Ltd.(a)	9,146
96	Hyundai Mipo Dockyard Co. Ltd.	10,255
157	Hyundai Steel Co.	11,301
950	Industrial Bank of Korea	10,453
290	KB Financial Group, Inc.	9,865
40	KCC Corp.	11,223
290	Korea Investment Holdings Co. Ltd.	9,918
31	Korea Zinc Co. Ltd.	12,734
261	Korean Air Lines Co. Ltd.(a)	11,715
112	Kumho Petro Chemical Co. Ltd.	10,989
44	LG Chem Ltd.	12,346
111	LG Chem Ltd. (Preference Shares)	9,923
183	LG Corp.	11,175
440	LG Display Co. Ltd.(a)	13,072
145	LG Electronics, Inc.	10,091
111	LS Corp.	9,079
63	OCI Co. Ltd.	8,896
177	Samsung C&T Corp.	9,624
106	Samsung Electro-Mechanics Co. Ltd.	9,078
8	Samsung Electronics Co. Ltd.	9,609
59	Samsung Engineering Co. Ltd.	7,709
420	Samsung Heavy Industries Co. Ltd.	12,843
79	Samsung SDI Co. Ltd.	9,924
228	Samsung Securities Co. Ltd.	10,213
150	Samsung Techwin Co. Ltd.	7,854
320	Shinhan Financial Group Co. Ltd.	10,989
91	SK Holdings Co. Ltd.	12,683
500	SK Hynix, Inc.(a)	11,393
90	SK Innovation Co. Ltd.	13,245
960	SK Networks Co. Ltd.	8,406
140	S-Oil Corp.	12,824
1,130	Woori Finance Holdings Co. Ltd.	10,672
1,180	Woori Investment & Securities Co. Ltd.	11,415
		506,141
	Taiwan—1.6%
24,000	Capital Securities Corp.	7,986
1,378	Chimei Innolux Corp.(a)	514
9,299	China Life Insurance Co. Ltd.(a)	7,258
1,300	Prince Housing & Development Corp.	874
5,000	Ruentex Development Co. Ltd.	8,387
4,000	Ruentex Industries Ltd.	9,023
		34,042
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Thailand—1.2%
10,800	Indorama Ventures PCL	$9,426
4,500	PTT Global Chemical PCL	8,956
3,900	Thai Oil PCL	8,493
		26,875
	Total Investments (Cost $2,391,750)—99.8%	2,170,548
	Other assets less liabilities—0.2%	3,391
	Net Assets—100.0%	$2,173,939

Investment Abbreviations:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Security exempt from registration under Rule 144A of Securities Act of 1933. This security may be resold in the transaction exempt from registration, typically to qualified institutional buyers.

See Notes to Financial Statements.

39

Schedule of Investments

PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Bermuda—0.4%
26,000	China Resources Gas Group Ltd.	$57,636
	Brazil—8.5%
7,000	AES Tiete SA	66,685
5,800	AES Tiete SA (Preference Shares)	65,909
4,000	Banco Bradesco SA	52,666
3,300	Banco Bradesco SA (Preference Shares)	52,016
2,200	Cia de Bebidas das Americas	74,014
1,800	Cia de Bebidas das Americas (Preference Shares)	73,591
1,500	Cia de Saneamento Basico do Estado de Sao Paulo	63,527
3,500	Cia de Transmissao de Energia Electrica Paulista (Preference Shares)	56,116
5,075	Cia Energetica de Minas Gerais	55,246
4,475	Cia Energetica de Minas Gerais (Preference Shares)	53,564
3,400	Cia Paranaense de Energia (Preference Shares)	50,243
2,120	Cielo SA	52,474
3,300	Cosan SA Industria E Comercio	63,313
5,500	CPFL Energia SA	63,936
4,200	Souza Cruz SA	54,823
2,500	Telefonica Brasil SA (Preference Shares)	55,415
4,400	Tractebel Energia SA	75,856
2,600	Ultrapar Participacoes SA	54,558
5,500	WEG SA	63,205
		1,147,157
	Chile—10.6%
122,669	AES Gener SA	72,840
133,510	Aguas Andinas SA, Class A	89,506
3,856	Antarchile SA	60,404
550,893	Banco de Chile	82,111
1,005	Banco de Credito e Inversiones	64,684
776,299	Banco Santander Chile	53,591
9,129	Cencosud SA	49,772
4,318	Cia Cervecerias Unidas SA	62,755
244,377	Colbun SA(a)	68,110
5,099,895	Corpbanca	66,654
29,636	E.CL SA	72,359
15,386	Embotelladora Andina SA (Preference Shares), Class A	77,305
45,411	Empresa Nacional de Electricidad SA	73,021
3,544	Empresa Nacional de Telecomunicaciones SA	72,109
179,989	Enersis SA	61,547
2,257	LATAM Airlines Group SA	55,318
3,256	Molibdenos y Metales SA	56,109
19,724	Quinenco SA	56,103
6,330	S.A.C.I. Falabella	64,857
25,926	Sigdo Koppers SA	62,171
166,513	Sociedad Matriz Banco de Chile, Class B	60,327
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,036	Sociedad Quimica y Minera de Chile SA (Preference Shares), Class B	$59,968
		1,441,621
	China—0.5%
186,000	Guangshen Railway Co. Ltd., H-Shares	64,079
	Colombia—6.0%
3,988	Almacenes Exito SA	76,049
3,569	Banco de Bogota SA	106,220
3,862	Bancolombia SA	60,444
4,394	Bancolombia SA (Preference Shares)	70,114
21,556	Ecopetrol SA	64,155
5,807	Grupo Argos SA	66,404
93,711	Grupo Aval Acciones y Valores SA	66,527
93,564	Grupo Aval Acciones y Valores SA (Preference Shares)	66,167
3,643	Grupo de Inversiones Suramericana SA	71,141
8,269	Grupo Nutresa SA	110,633
10,166	Interconexion Electrica SA Esp	55,071
		812,925
	Czech Republic—0.9%
1,551	CEZ AS	57,126
3,427	Telefonica Czech Republic AS	68,188
		125,314
	Hong Kong—0.5%
6,500	China Mobile Ltd.	72,087
	India—0.4%
1,857	Dr Reddy's Laboratories Ltd. ADR(a)	60,427
	Indonesia—1.2%
65,500	PT Bank Central Asia Tbk	55,919
46,000	PT Bayan Resources Tbk	50,286
85,000	PT Inovisi Infracom Tbk(a)	55,310
		161,515
	Malaysia—22.4%
49,600	Affin Holdings Bhd	55,202
53,600	Alliance Financial Group Bhd	71,619
40,300	AMMB Holdings Bhd	84,410
43,800	Axiata Group Bhd	93,898
15,400	Batu Kawan Bhd	90,802
69,900	Berjaya Sports Toto Bhd	101,890
42,300	Boustead Holdings Bhd	69,574
3,100	British American Tobacco Malaysia Bhd	64,361
58,800	Bumi Armada Bhd	75,672
31,900	CIMB Group Holdings Bhd	79,907
77,600	Dialog Group Bhd	61,143
46,600	DiGi.Com Bhd	81,236
11,700	Fraser & Neave Holdings Bhd	76,054

See Notes to Financial Statements.

40

Schedule of Investments (Continued)

PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
20,200	Genting Bhd	$58,690
23,000	Genting Plantations Bhd	67,807
13,900	Guinness Anchor Bhd	75,752
19,000	Hong Leong Bank Bhd	91,569
18,700	Hong Leong Financial Group Bhd	79,196
37,800	IOI Corp. Bhd	62,793
10,000	Kuala Lumpur Kepong Bhd	70,322
32,600	Malayan Banking Bhd	96,644
33,800	Malaysia Airports Holdings Bhd	64,471
54,600	Maxis Bhd	124,759
5,700	Nestle Malaysia Bhd	130,393
35,900	Parkson Holdings Bhd	57,162
36,300	Petronas Chemicals Group Bhd	77,462
11,900	Petronas Dagangan Bhd	86,261
11,000	Petronas Gas Bhd	70,781
18,200	PPB Group Bhd	80,424
32,400	Public Bank Bhd	169,127
28,000	RHB Capital Bhd	68,943
29,100	Sime Darby Bhd	93,433
47,000	SP Setia Bhd	55,703
44,600	Telekom Malaysia Bhd	87,560
27,400	Tenaga Nasional Bhd	62,518
22,300	UMW Holdings Bhd	73,064
8,900	United Plantations Bhd	73,514
117,900	YTL Power International Bhd	63,092
		3,047,208
	Mexico—3.0%
50,200	America Movil SAB de CV, Series L	63,705
12,100	Arca Continental SAB de CV	87,823
9,500	El Puerto de Liverpool SAB de CV, Series C1	85,283
6,800	Fomento Economico Mexicano SAB de CV	61,252
24,500	Grupo Bimbo SAB de CV, Series A	57,035
12,600	Grupo Televisa SA, Series CPO	57,211
		412,309
	Morocco—2.4%
1,642	Attijariwafa Bank	61,954
5,529	Banque Centrale Populaire	127,361
6,570	Douja Promotion Groupe Addoha SA	47,510
6,853	Maroc Telecom SA	86,324
		323,149
	Panama—0.5%
1,914	Intercorp Financial Services, Inc., Series I	61,248
	Peru—1.0%
25,699	BBVA Banco Continental SA	64,458
1,654	Sociedad Minera Cerro Verde SAA(a)	68,310
		132,768
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Philippines—2.4%
74,500	Aboitiz Power Corp.	$59,860
31,100	Bank of the Philippine Islands	61,151
391,300	Energy Development Corp.	63,357
975	Philippine Long Distance Telephone Co.	62,720
28,490	San Miguel Corp.	75,452
		322,540
	Poland—1.1%
43,280	Polskie Gornictwo Naftowe i Gazownictwo SA(a)	53,512
474	Powszechny Zaklad Ubezpieczen SA	55,341
11,396	Telekomunikacja Polska SA	43,019
		151,872
	South Africa—18.4%
3,825	ABSA Group Ltd.	61,206
14,726	African Bank Investments Ltd.	49,633
10,112	ArcelorMittal South Africa Ltd.(a)	38,824
4,010	Aspen Pharmacare Holdings Ltd.	72,832
2,401	Bidvest Group Ltd.	57,119
2,783	Capitec Bank Holdings Ltd.	61,104
14,845	Discovery Holdings Ltd.	94,744
18,634	FirstRand Ltd.	61,648
4,070	Foschini Group Ltd. (The)	58,899
25,570	Growthpoint Properties Ltd.	69,398
8,877	Investec Ltd.	52,042
7,586	Liberty Holdings Ltd.	87,700
18,135	Life Healthcare Group Holdings Ltd.	68,356
3,511	Massmart Holdings Ltd.	70,388
16,244	Mediclinic International Ltd.	88,043
30,270	MMI Holdings Ltd.	72,968
4,488	Mr. Price Group Ltd.	69,106
2,912	MTN Group Ltd.	52,334
886	Naspers Ltd., Class N	57,332
2,883	Nedbank Group Ltd.	59,322
34,527	Netcare Ltd.	71,442
15,978	Pick n Pay Stores Ltd.	77,895
19,704	PPC Ltd.	65,663
71,928	Redefine Properties Ltd.	74,415
4,107	Remgro Ltd.	70,109
13,622	RMB Holdings Ltd.	59,567
29,711	RMI Holdings	77,222
15,120	Sanlam Ltd.	67,316
2,894	Santam Ltd.	60,214
1,217	Sasol Ltd.	51,762
3,100	Shoprite Holdings Ltd.	63,538
5,065	Spar Group Ltd. (The)	70,887
5,438	Standard Bank Group Ltd.	66,956
18,528	Steinhoff International Holdings Ltd.(a)	62,064
2,151	Tiger Brands Ltd.	68,146
5,532	Truworths International Ltd.	60,031

See Notes to Financial Statements.

41

Schedule of Investments (Continued)

PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
5,456	Vodacom Group Ltd.	$68,551
8,546	Woolworths Holdings Ltd.	64,248
		2,503,024
	South Korea—2.4%
2,650	Korea Electric Power Corp.(a)	68,765
2,140	KT Corp.	72,504
165	POSCO	51,969
977	S1 Corp.	58,946
812	Samsung Life Insurance Co. Ltd.	69,987
		322,171
	Taiwan—13.9%
15,000	Advantech Co. Ltd.	51,861
43,000	Aurora Corp.	64,620
179,000	Cathay No. 1 REIT	103,923
22,120	Cheng Shin Rubber Industry Co. Ltd.	55,352
12,000	China Steel Chemical Corp.	52,169
107,510	China Steel Corp.	92,375
39,000	Chunghwa Telecom Co. Ltd.	122,290
153,200	CSBC Corp. Taiwan	89,154
40,000	Feng Hsin Iron & Steel Co. Ltd.	63,261
21,000	Formosa Chemicals & Fibre Corp.	49,746
73,000	Formosa Taffeta Co. Ltd.	64,347
106,800	Hua Nan Financial Holdings Co. Ltd.	56,119
45,000	Kenda Rubber Industrial Co. Ltd.	52,375
55,000	Pou Chen Corp.	55,635
75,000	Shihlin Electric & Engineering Corp.	89,089
75,000	Sincere Navigation Corp.	62,901
26,000	Synnex Technology International Corp.	55,004
118,030	Taiwan Cooperative Financial Holding	61,414
21,000	Taiwan Mobile Co. Ltd.	73,325
42,000	Taiwan Secom Co. Ltd.	89,428
20,000	Taiwan Semiconductor Manufacturing Co. Ltd.	60,727
26,000	TSRC Corp.	53,046
69,000	Tung Ho Steel Enterprise Corp.	65,427
167,000	Union Bank of Taiwan(a)	57,167
202,800	Waterland Financial Holdings Co. Ltd.	61,369
4,000	Wowprime Corp.	56,140
222,000	Yieh Phui Enterprise Co. Ltd.	61,860
155,000	Yuen Foong Yu Paper Manufacturing Co. Ltd.	63,141
		1,883,265
	Thailand—2.2%
53,200	Charoen Pokphand Foods PCL	61,184
18,400	Electricity Generating PCL	78,643
51,500	Ratchaburi Electricity Generating Holding PCL	90,734
5,100	Siam Cement PCL	62,232
		292,793
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Turkey—1.2%
12,498	Aygaz AS	$57,528
13,612	Turk Telekomunikasyon AS	53,098
9,202	Turkcell Iletisim Hizmet AS(a)	56,150
		166,776
	Total Investments (Cost $13,372,301)—99.9%	13,561,884
	Other assets less liabilities—0.1%	13,010
	Net Assets—100.0%	$13,574,894

Investment Abbreviations:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

42

Schedule of Investments

PowerShares S&P International Developed High Beta Portfolio (IDHB)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.8%
	Australia—1.0%
3,022	Fortescue Metals Group Ltd.	$12,785
946	Iluka Resources Ltd.	9,731
		22,516
	Austria—3.3%
158	Andritz AG	9,514
607	Erste Group Bank AG(a)	15,240
2,533	Immofinanz AG	9,781
400	Raiffeisen Bank International AG	15,990
228	Vienna Insurance Group AG Wiener Versicherung Gruppe	9,788
432	Voestalpine AG	13,603
		73,916
	Belgium—2.8%
123	Ackermans & van Haaren NV	10,000
563	Ageas	14,324
691	KBC Groep NV	16,216
96	Solvay SA	11,539
224	Umicore SA	11,493
		63,572
	Canada—3.8%
682	Athabasca Oil Corp.(a)	8,250
587	First Quantum Minerals Ltd.	13,185
183	Inmet Mining Corp.	9,429
2,234	Lundin Mining Corp.(a)	11,623
669	PetroBakken Energy Ltd., Class A	8,440
1,133	Precision Drilling Corp.(a)	8,105
269	Suncor Energy, Inc.	9,021
300	Teck Resources Ltd., Class B	9,515
1,203	Turquoise Hill Resources Ltd.(a)	9,400
		86,968
	Denmark—1.5%
1	A P Moeller - Maersk A/S, Class A	6,622
1	A P Moeller - Maersk A/S, Class B	6,976
550	Danske Bank A/S(a)	8,599
196	FLSmidth & Co. A/S	11,576
		33,773
	Finland—7.0%
852	Kemira Oyj	11,294
352	Metso Corp. Oyj	12,347
907	Neste Oil Oyj	11,336
3,598	Nokia Oyj	9,688
288	Nokian Renkaat Oyj	11,942
11,417	Outokumpu Oyj(a)	9,660
266	Outotec Oyj	12,950
893	Pohjola Bank PLC, Class A	12,150
312	Sampo Oyj, Class A	9,776
964	Sanoma Oyj	9,369
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,928	Stora Enso Oyj, Class R	$12,162
944	UPM-Kymmene Oyj	10,104
320	Wartsila Oyj	12,941
602	YIT Oyj	11,834
		157,553
	France—13.1%
388	Accor SA	12,102
405	Alstom SA	13,828
541	Areva SA(a)	9,478
968	AXA SA	15,384
351	BNP Paribas SA	17,652
342	Bouygues SA	8,223
482	Carrefour SA	11,642
71	Christian Dior SA	10,189
336	Cie de Saint-Gobain	11,838
151	Cie Generale des Etablissements Michelin	12,965
718	CNP Assurances	10,141
2,375	Credit Agricole SA(a)	17,874
411	Electricite de France SA	8,694
380	GDF Suez	8,718
257	Lafarge SA	15,046
250	Legrand SA	9,628
60	LVMH Moet Hennessy Louis Vuitton SA	9,750
4,973	Natixis	16,290
60	PPR	10,547
263	Renault SA	11,761
198	Schneider Electric SA	12,376
621	Societe Generale SA(a)	19,735
101	Technip SA	11,373
240	Vinci SA	10,619
		295,853
	Germany—10.9%
104	Allianz SE	12,892
120	BASF SE	9,941
117	Bayer AG	10,187
149	Bayerische Motoren Werke AG	11,864
185	Bayerische Motoren Werke AG (Preference Shares)	10,236
7,857	Commerzbank AG(a)	15,048
129	Continental AG	12,926
235	Daimler AG	10,970
368	Deutsche Bank AG	16,676
411	E.ON AG	9,336
250	HeidelbergCement AG	13,246
200	K+S AG	9,459
119	MAN SE	11,998
293	Metro AG	8,438
61	Muenchener Rueckversicherungs- Gesellschaft AG	9,801

See Notes to Financial Statements.

43

Schedule of Investments (Continued)

PowerShares S&P International Developed High Beta Portfolio (IDHB)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
213	Porsche Automobil Holding SE (Preference Shares)	$14,137
229	RWE AG	10,462
245	RWE AG (Preference Shares) NVTG	10,145
558	ThyssenKrupp AG	12,693
63	Volkswagen AG	12,278
63	Volkswagen AG (Preference Shares)	13,029
		245,762
	Greece—2.8%
47,025	Agricultural Bank of Greece(a)	—
6,263	Alpha Bank AE(a)	14,608
3,741	DryShips, Inc.(a)	8,305
8,020	EFG Eurobank Ergasias SA(a)	9,353
2,454	Hellenic Telecommunications Organization SA(a)	10,812
4,782	National Bank of Greece SA(a)	11,092
1,446	OPAP SA	9,237
28,298	TT Hellenic Postbank SA(a)	—
		63,407
	Hong Kong—0.9%
3,000	Galaxy Entertainment Group Ltd.(a)	10,316
9,000	Noble Group Ltd.	9,664
		19,980
	Ireland—1.0%
563	CRH PLC	10,476
1,077	Smurfit Kappa Group PLC	11,862
		22,338
	Italy—8.9%
638	Assicurazioni Generali SpA	10,367
664	Atlantia SpA	10,953
38,054	Banca Monte dei Paschi di Siena SpA(a)	10,503
2,479	Enel SpA	9,316
385	Eni SpA	8,835
513	EXOR SpA	13,215
548	EXOR SpA (Preference Shares)	11,930
1,226	Fiat Industrial SpA	13,273
2,282	Fiat SpA(a)	11,118
9,450	Intesa Sanpaolo SpA	15,172
10,833	Intesa Sanpaolo Spa-RSP	14,290
2,049	Mediobanca SpA	11,672
989	Pirelli & C. SpA	11,451
244	Saipem SpA	10,959
9,041	Telecom Italia SpA	8,324
3,426	UBI Banca-Unione di Banche Italiane SpA	13,460
3,462	UniCredit SpA(a)	15,279
		200,117
	Jersey Island—0.4%
1,659	Glencore International PLC	9,169
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Luxembourg—1.0%
915	ArcelorMittal SA	$13,552
530	Tenaris SA	9,910
		23,462
	Macau—0.6%
860	Melco Crown Entertainment Ltd. ADR(a)	12,479
	Netherlands—3.7%
2,602	Aegon NV	14,525
158	Akzo Nobel NV	8,593
220	CNH Global NV(a)	9,856
166	Fugro NV CVA	11,220
2,023	ING Groep NV CVA(a)	17,867
329	Randstad Holding NV	10,737
1,831	STMicroelectronics NV	10,748
		83,546
	Norway—7.1%
302	Aker ASA, Class A	10,632
781	Aker Solutions ASA	15,321
914	Dnb NOR ASA	11,398
237	Fred Olsen Energy ASA	11,104
498	Kongsberg Gruppen ASA	9,595
11,862	Marine Harvest ASA(a)	9,308
2,398	Norsk Hydro ASA	10,782
821	Petroleum Geo-Services ASA	14,135
1,214	Prosafe SE	10,096
278	Schibsted ASA	10,396
3,339	Storebrand ASA(a)	16,814
456	Subsea 7 ASA	9,991
364	TGS Nopec Geophysical Co. ASA	12,368
193	Yara International ASA	9,080
		161,020
	Portugal—0.5%
12,746	Banco Espirito Santo SA(a)	12,387
	Spain—3.1%
457	ACS Actividades de Construccion y Servicios SA	9,753
1,476	Banco Bilbao Vizcaya Argentaria SA	12,311
1,402	Banco Santander SA	10,517
2,054	Iberdrola SA	10,620
3,561	Mapfre SA	9,865
487	Repsol SA	9,731
633	Telefonica SA	8,334
		71,131
	Sweden—13.8%
556	Alfa Laval AB	9,653
511	Atlas Copco AB, Class A	12,561
580	Atlas Copco AB, Class B	12,701
See Notes to Financial Statements.

44

Schedule of Investments (Continued)

PowerShares S&P International Developed High Beta Portfolio (IDHB)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
441	Electrolux AB, Series B	$11,279
641	Hexagon AB, Class B	14,742
819	Industrivarden AB, Class A	11,997
843	Industrivarden AB, Class C	11,885
435	Investor AB, Class A	9,289
433	Investor AB, Class B	9,547
404	Lundin Petroleum AB(a)	9,669
276	Modern Times Group AB, Class B	8,402
1,274	Nordea Bank AB	11,568
1,111	Ratos AB, Class A	10,297
1,293	Ratos AB, Class B	11,097
924	Sandvik AB	12,811
639	Scania AB, Class A	11,999
641	Scania AB, Class B	12,201
1,540	Skandinaviska Enskilda Banken AB, Class A	12,765
589	Skanska AB, Class B	9,205
515	SKF AB, Class A	11,673
511	SKF AB, Class B	11,513
277	Svenska Handelsbanken AB, Class A	9,485
282	Svenska Handelsbanken AB, Class B	9,210
667	Swedbank AB, Class A	12,364
1,062	Telefonaktiebolaget LM Ericsson, Class A	9,099
1,014	Telefonaktiebolaget LM Ericsson, Class B	8,909
950	Volvo AB, Class A	12,757
932	Volvo AB, Class B	12,536
		311,214
	Switzerland—2.7%
150	Cie Financiere Richemont SA	9,729
547	Credit Suisse Group AG	12,682
137	Holcim Ltd.	9,350
22	Swatch Group AG (The)	9,105
126	Swatch Group AG (The), Registered Shares	9,154
775	UBS AG	11,618
		61,638
	United Kingdom—9.9%
511	AMEC PLC	8,726
324	Anglo American PLC	9,933
644	Antofagasta PLC	13,042
2,089	Aviva PLC	11,153
4,164	Barclays PLC	15,262
325	BHP Billiton PLC	10,396
546	Burberry Group PLC	10,257
337	Fresnillo PLC	10,419
234	Johnson Matthey PLC	8,478
4,377	Legal & General Group PLC	9,449
20,385	Lloyds Banking Group PLC(a)	13,325
3,424	Old Mutual PLC	9,488
379	Petrofac Ltd.	9,794
766	Prudential PLC	10,471
233	Rio Tinto PLC	11,653
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
3,148	Royal Bank of Scotland Group PLC(a)	$13,998
413	Schroders PLC	10,140
486	Schroders PLC NVTG	9,670
923	Vedanta Resources PLC	16,863
728	Xstrata PLC	11,483
		224,000
	Total Common Stocks and Other Equity Interests (Cost $2,378,993)	2,255,801
	Money Market Fund—0.1%
2,150	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $2,150)	2,150
	Total Investments (Cost $2,381,143)—99.9%	2,257,951
	Other assets less liabilities—0.1%	2,093
	Net Assets—100.0%	$2,260,044

Investment Abbreviations:

ADR—American Depositary Receipt

CVA—Dutch Certificates

NVTG—Non-Voting Shares

RSP—Registered Savings Plan Shares

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

45

Schedule of Investments

PowerShares S&P International Developed Low Volatility Portfolio (IDLV)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Australia—6.4%
5,855	AGL Energy Ltd.	$88,277
3,334	ASX Ltd.	102,679
39,833	CFS Retail Property Trust Group REIT	80,751
7,076	Coca-Cola Amatil Ltd.	98,689
1,532	Commonwealth Bank of Australia	91,742
8,595	Crown Ltd.	86,630
26,194	GPT Group REIT	96,696
25,199	Sydney Airport	88,581
25,049	Telstra Corp. Ltd.	107,535
15,350	Transurban Group	96,777
7,429	Washington H Soul Pattinson & Co. Ltd.	103,997
2,453	Wesfarmers Ltd.	88,442
3,814	Woolworths Ltd.	116,314
		1,247,110
	Austria—0.5%
2,567	Oesterreichische Post AG	98,858
	Belgium—0.8%
961	Anheuser-Busch InBev NV	80,332
2,712	Belgacom SA	79,245
		159,577
	Canada—20.0%
1,090	ATCO Ltd., Class I	80,471
1,769	Bank of Montreal	104,459
1,604	Bank of Nova Scotia	87,061
3,153	BCE, Inc.	137,729
5,196	Bell Aliant, Inc.	140,986
1,374	Canadian Imperial Bank of Commerce	107,995
913	Canadian National Railway Co.	78,776
1,125	Canadian Tire Corp. Ltd., Class A	80,433
1,392	Canadian Utilities Ltd., Class A	93,311
4,415	CI Financial Corp.	103,098
1,311	Dollarama, Inc.	82,752
3,267	Dundee REIT	119,795
3,011	Emera, Inc.	105,136
1,547	Empire Co. Ltd., Class A	90,065
2,453	Enbridge, Inc.	97,531
217	Fairfax Financial Holdings Ltd.	80,441
6,218	First Capital Realty, Inc.	115,091
3,361	Fortis, Inc.	113,558
1,493	George Weston Ltd.	96,855
4,394	H&R REIT	106,080
2,625	IGM Financial, Inc.	104,081
1,521	Intact Financial Corp.	93,208
2,602	Loblaw Cos. Ltd.	90,126
1,667	Metro, Inc.	98,269
1,399	National Bank of Canada	108,029
2,987	Pembina Pipeline Corp.	83,469
4,468	RioCan REIT	121,769
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
2,317	Rogers Communications, Inc., Class B	$101,628
1,968	Saputo, Inc.	86,301
4,689	Shaw Communications, Inc., Class B	102,084
2,355	Shoppers Drug Mart Corp.	98,088
1,928	TELUS Corp.	125,074
1,710	TELUS Corp. NVTG	109,888
2,961	Thomson Reuters Corp.	83,305
1,955	Tim Hortons, Inc.	96,977
2,075	TMX Group Ltd.(a)	106,044
1,140	Toronto-Dominion Bank (The)	92,648
5,367	TransAlta Corp.	85,485
2,378	TransCanada Corp.	106,992
		3,915,088
	Denmark—0.9%
408	Coloplast A/S, Class B	89,444
12,004	TDC A/S	82,681
		172,125
	France—0.8%
836	Essilor International SA	75,343
1,128	Sodexo	86,779
		162,122
	Germany—1.2%
1,126	Beiersdorf AG	81,868
1,115	Fresenius Medical Care AG & Co. KGaA	78,295
719	Fresenius SE & Co. KGaA	81,988
		242,151
	Hong Kong—2.2%
14,000	CLP Holdings Ltd.	119,406
42,100	Hong Kong & China Gas Co. Ltd.	111,904
25,000	MTR Corp. Ltd.	97,741
12,000	Power Assets Holdings Ltd.	102,038
		431,089
	Japan—37.3%
2,000	ABC-Mart, Inc.	87,577
41	Advance Residence Investment Corp., Class A REIT	88,740
10,300	Aeon Co. Ltd.	112,239
7,000	Air Water, Inc.	87,577
6,000	Ajinomoto Co., Inc.	91,505
4,900	Asahi Group Holdings Ltd.	111,511
1,700	Astellas Pharma, Inc.	84,330
10,000	Bank of Kyoto Ltd. (The)	85,825
17,000	Bank of Yokohama Ltd. (The)	78,056
1,100	Central Japan Railway Co.	94,545
15,000	Chiba Bank Ltd. (The)	87,451
4,400	Chugai Pharmaceutical Co. Ltd.	89,068
7,000	Chugoku Bank Ltd. (The)	96,159
5,600	Coca-Cola West Co. Ltd.	85,685

See Notes to Financial Statements.

46

Schedule of Investments (Continued)

PowerShares S&P International Developed Low Volatility Portfolio (IDLV)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
800	Daito Trust Construction Co. Ltd.	$80,671
6,000	Daiwa House Industry Co. Ltd.	90,754
1,400	East Japan Railway Co.	95,984
2,600	Eisai Co. Ltd.	115,639
1,900	FamilyMart Co. Ltd.	91,993
1,340	Hakuhodo DY Holdings, Inc.	80,135
16,000	Hankyu Hanshin Holdings, Inc.	88,477
1,600	Hisamitsu Pharmaceutical Co., Inc.	82,672
11,000	Iyo Bank Ltd. (The)	84,912
8	Japan Real Estate Investment Corp. REIT	79,970
6,600	Kagome Co. Ltd.	134,428
11,000	Kamigumi Co. Ltd.	88,628
3,300	Kao Corp.	92,563
21,000	Keihan Electric Railway Co. Ltd.	101,414
12,000	Keikyu Corp.	112,899
14,000	Keio Corp.	106,143
9,000	Keisei Electric Railway Co. Ltd.	82,422
7,500	Kewpie Corp.	123,577
7,000	Kikkoman Corp.	92,831
2,100	Kobayashi Pharmaceutical Co. Ltd.	110,741
8,000	Kyowa Hakko Kirin Co. Ltd.	84,974
1,300	Lawson, Inc.	95,471
6,800	McDonald's Holdings Co. Japan Ltd.	188,695
1,700	MEIJI Holdings Co. Ltd.	77,737
42,000	Nagoya Railroad Co. Ltd.	114,550
26,000	Nankai Electric Railway Co. Ltd.	117,428
22,000	Nippon Express Co. Ltd.	80,370
7,000	Nippon Meat Packers, Inc.	86,701
2,100	Nippon Telegraph & Telephone Corp.	95,502
10,000	Nisshin Seifun Group, Inc.	124,734
3,600	Nissin Foods Holdings Co. Ltd.	136,019
850	Nitori Holdings Co. Ltd.	69,336
69	NTT DoCoMo, Inc.	101,260
410	OBIC Co. Ltd.	84,277
12,000	Odakyu Electric Railway Co. Ltd.	127,161
1,400	Ono Pharmaceutical Co. Ltd.	84,424
1,700	Oracle Corp. Japan	75,504
900	Oriental Land Co. Ltd.	122,620
23,000	Osaka Gas Co. Ltd.	94,670
3,300	Otsuka Holdings Co. Ltd.	101,523
2,100	Sankyo Co. Ltd.	94,977
1,900	Secom Co. Ltd.	96,628
9,000	Sekisui House Ltd.	91,768
3,300	Seven & I Holdings Co. Ltd.	101,646
800	Shimamura Co. Ltd.	83,273
6,900	Shiseido Co. Ltd.	87,189
9,000	Shizuoka Bank Ltd. (The)	91,880
2,700	Sugi Holdings Co. Ltd.	97,454
2,800	Sundrug Co. Ltd.	102,955
2,400	Suzuken Co. Ltd.	75,636
2,300	Takeda Pharmaceutical Co. Ltd.	106,756
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
20,000	Tobu Railway Co., Ltd.	$106,093
6,100	Toho Co. Ltd.	106,157
16,000	Tokyo Gas Co. Ltd.	84,674
21,000	Tokyu Corp.	106,668
4,000	Toyo Suisan Kaisha Ltd.	99,537
1,900	Unicharm Corp.	102,690
890	USS Co. Ltd.	93,420
2,400	West Japan Railway Co.	104,642
5,700	Yamato Holdings Co. Ltd.	86,645
7,000	Yamazaki Baking Co. Ltd.	84,074
		7,284,839
	Netherlands—0.9%
6,282	Koninklijke Ahold NV	79,961
2,598	Unilever NV CVA	95,373
		175,334
	New Zealand—8.0%
46,649	Auckland International Airport Ltd.	102,970
20,314	Contact Energy Ltd.(a)	92,519
24,362	Freightways Ltd.	85,720
169,392	Goodman Property Trust REIT	147,613
70,279	Infratil Ltd.	130,574
125,810	Kiwi Income Property Trust REIT	121,011
10,950	Mainfreight Ltd.	95,871
9,633	Port of Tauranga Ltd.	102,555
169,093	Precinct Properties New Zealand Ltd.	143,877
32,307	Ryman Healthcare Ltd.	107,566
20,575	Sky Network Television Ltd.	90,832
23,102	TrustPower Ltd.	162,193
38,262	Vector Ltd.	85,558
33,495	Warehouse Group Ltd. (The)	86,739
		1,555,598
	Singapore—8.2%
48,000	Ascendas REIT	92,849
55,000	CapitaMall Trust REIT	95,119
71,000	ComfortDelGro Corp. Ltd.	98,348
9,200	Great Eastern Holdings Ltd.	121,405
11,685	Oversea-Chinese Banking Corp. Ltd.	87,155
30,000	SIA Engineering Co.	103,274
10,000	Singapore Airlines Ltd.	86,882
15,413	Singapore Exchange Ltd.	85,021
16,590	Singapore Land Ltd.	93,417
40,000	Singapore Press Holdings Ltd.	132,453
33,000	Singapore Technologies Engineering Ltd.	95,209
36,424	Singapore Telecommunications Ltd.	96,131
94,000	SMRT Corp. Ltd.	133,675
30,608	StarHub Ltd.	92,322
71,000	Suntec REIT	93,402
40,000	United Industrial Corp. Ltd.	91,472
		1,598,134

See Notes to Financial Statements.

47

Schedule of Investments (Continued)

PowerShares S&P International Developed Low Volatility Portfolio (IDLV)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Sweden—0.3%
2,035	Swedish Match AB	$69,312
	Switzerland—3.2%
2,359	Nestle SA	149,718
1,848	Novartis AG	111,233
444	Roche Holding AG	88,161
484	Roche Holding AG Genusschein	93,089
41	SGS SA	86,826
250	Swisscom AG	103,871
		632,898
	United Kingdom—9.2%
4,867	Associated British Foods PLC	108,598
1,865	AstraZeneca PLC	86,458
1,865	British American Tobacco PLC	92,226
15,476	Centrica PLC	80,807
7,334	Compass Group PLC	80,345
3,222	Diageo PLC	91,929
4,504	GlaxoSmithKline PLC	100,607
2,298	Imperial Tobacco Group PLC	86,631
9,039	National Grid PLC	102,883
1,477	Next PLC	84,854
1,557	Reckitt Benckiser Group PLC	94,065
2,253	Royal Dutch Shell PLC, Class A	77,131
2,140	Royal Dutch Shell PLC, Class B	75,521
3,078	Severn Trent PLC	79,639
7,709	Smith & Nephew PLC	81,348
4,254	SSE PLC	99,237
2,582	Unilever PLC	96,131
8,823	United Utilities Group PLC	96,231
33,906	Vodafone Group PLC	91,905
20,327	William Morrison Supermarkets PLC	87,731
		1,794,277
	Total Investments (Cost $19,091,579)—99.9%	19,538,512
	Other assets less liabilities—0.1%	14,086
	Net Assets—100.0%	$19,552,598

Investment Abbreviations:

CVA—Dutch Certificates

NVTG—Non-Voting Shares

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

48

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Statements of Assets and Liabilities

October 31, 2012

	PowerShares S&P 500® High Beta Portfolio (SPHB)	PowerShares S&P 500® High Dividend Portfolio (SPHD)	PowerShares S&P 500® Low Volatility Portfolio (SPLV)	PowerShares S&P Emerging Markets High Beta Portfolio (EEHB)
ASSETS:
Unaffiliated investments, at value	$106,931,320	$7,500,486	$2,747,848,656	$2,170,548
Affiliated investments, at value	1,268,458	—	—	—
Total investments, at value	108,199,778	7,500,486	2,747,848,656	2,170,548
Cash	—	—	—	—
Foreign currency, at value	—	—	—	116,278
Receivables:
Shares sold	—	3,752,652	26,663,162	—
Dividends and interest	29,640	6,969	3,927,329	2,028
Investments sold	—	—	—	—
Foreign tax reclaims	—	—	—	—
Total Assets	108,229,418	11,260,107	2,778,439,147	2,288,854
LIABILITIES:
Due to custodian	—	—	2,140,988	114,383
Due to foreign custodian	—	—	—	—
Payables:
Investments purchased	—	3,751,338	26,643,717	—
Accrued unitary management fees	21,745	392	539,283	532
Total Liabilities	21,745	3,751,730	29,323,988	114,915
NET ASSETS	$108,207,673	$7,508,377	$2,749,115,159	$2,173,939
NET ASSETS CONSIST OF:
Shares of beneficial interest	$118,416,336	$7,546,688	$2,666,591,021	$2,490,965
Undistributed net investment income (loss)	141,629	6,578	132,238	9,276
Undistributed net realized gain (loss)	(3,098,481)	—	(9,811,211)	(106,116)
Net unrealized appreciation (depreciation)	(7,251,811)	(44,889)	92,203,111	(220,186)
Net Assets	$108,207,673	$7,508,377	$2,749,115,159	$2,173,939
Shares outstanding (unlimited amount authorized, $0.01 par value)	5,300,100	300,001	97,950,100	100,001
Net asset value	$20.42	$25.03	$28.07	$21.74
Share price	$20.41	$25.04	$28.08	$21.78
Unaffiliated investments, at cost	$114,155,743	$7,545,375	$2,655,645,545	$2,391,750
Affiliated investments, at cost	$1,295,846	$—	$—	$—
Total investments, at cost	$115,451,589	$7,545,375	$2,655,645,545	$2,391,750
Foreign currencies, at cost	$—	$—	$—	$115,302

See Notes to Financial Statements.

50

	PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)	PowerShares S&P International Developed High Beta Portfolio (IDHB)	PowerShares S&P International Developed Low Volatility Portfolio (IDLV)
ASSETS:
Unaffiliated investments, at value	$13,561,884	$2,257,951	$19,538,512
Affiliated investments, at value	—	—	—
Total investments, at value	13,561,884	2,257,951	19,538,512
Cash	—	932	18,296
Foreign currency, at value	26,735	—	4,137
Receivables:
Shares sold	—	—	—
Dividends and interest	4,254	553	58,371
Investments sold	1,509	—	67,862
Foreign tax reclaims	—	1,276	1,415
Total Assets	13,594,382	2,260,712	19,688,593
LIABILITIES:
Due to custodian	14,639	—	—
Due to foreign custodian	—	187	—
Payables:
Investments purchased	1,514	—	132,302
Accrued unitary management fees	3,335	481	3,693
Total Liabilities	19,488	668	135,995
NET ASSETS	$13,574,894	$2,260,044	$19,552,598
NET ASSETS CONSIST OF:
Shares of beneficial interest	$13,332,031	$2,500,531	$19,045,815
Undistributed net investment income (loss)	77,739	17,241	102,455
Undistributed net realized gain (loss)	(24,450)	(134,540)	(41,204)
Net unrealized appreciation (depreciation)	189,574	(123,188)	445,532
Net Assets	$13,574,894	$2,260,044	$19,552,598
Shares outstanding (unlimited amount authorized, $0.01 par value)	500,001	100,001	700,001
Net asset value	$27.15	$22.60	$27.93
Share price	$27.03	$22.73	$27.88
Unaffiliated investments, at cost	$13,372,301	$2,381,143	$19,091,579
Affiliated investments, at cost	$—	$—	$—
Total investments, at cost	$13,372,301	$2,381,143	$19,091,579
Foreign currencies, at cost	$26,666	$(187)	$4,136

51

Statements of Operations

	PowerShares S&P 500® High Beta Portfolio (SPHB)	PowerShares S&P 500® High Dividend Portfolio (SPHD)	PowerShares S&P 500® Low Volatility Portfolio (SPLV)	PowerShares S&P Emerging Markets High Beta Portfolio (EEHB)
	Year Ended October 31, 2012	For the Period October 12, 2012(a) to October 31, 2012	Year Ended October 31, 2012	For the Period February 22, 2012(a) to October 31, 2012
INVESTMENT INCOME:
Unaffiliated dividend income	$677,209	$6,970	$52,418,426	$36,996
Affiliated dividend income	15,599	—	—	—
Foreign withholding tax	—	—	—	(3,605)
Total Income	692,808	6,970	52,418,426	33,391
EXPENSES:
Unitary management fees	147,319	392	4,088,940	6,650
Unitary management fee waivers	—	—	—	(2,364)
Net Expenses	147,319	392	4,088,940	4,286
Net Investment Income	545,489	6,578	48,329,486	29,105
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
Investment securities	(3,545,861)	—	(9,149,711)	(105,263)
In-kind redemptions	4,772,424	—	101,446,066	6,688
Foreign currencies	—	—	—	(5,834)
Net realized gain (loss)	1,226,563	—	92,296,355	(104,409)
Net change in unrealized appreciation (depreciation) on:
Investment securities	(5,849,508)	(44,889)	71,953,517	(221,202)
Foreign currencies	—	—	—	1,016
Net change in unrealized appreciation (depreciation)	(5,849,508)	(44,889)	71,953,517	(220,186)
Net realized and unrealized gain (loss)	(4,622,945)	(44,889)	164,249,872	(324,595)
Net increase (decrease) in net assets resulting from operations	$(4,077,456)	$(38,311)	$212,579,358	$(295,490)

(a)  Commencement of Investment Operations.

See Notes to Financial Statements.

52

	PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)	PowerShares S&P International Developed High Beta Portfolio (IDHB)	PowerShares S&P International Developed Low Volatility Portfolio (IDLV)
	For the Period January 11, 2012(a) to October 31, 2012	For the Period February 22, 2012(a) to October 31, 2012	For the Period January 11, 2012(a) to October 31, 2012
INVESTMENT INCOME:
Unaffiliated dividend income	$216,149	$65,923	$229,203
Affiliated dividend income	—	—	—
Foreign withholding tax	(21,561)	(8,670)	(18,332)
Total Income	194,588	57,253	210,871
EXPENSES:
Unitary management fees	25,909	5,180	20,168
Unitary management fee waivers	(9,195)	(1,463)	(5,743)
Net Expenses	16,714	3,717	14,425
Net Investment Income	177,874	53,536	196,446
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
Investment securities	(24,579)	(134,488)	(32,104)
In-kind redemptions	133,336	8,485	123,708
Foreign currencies	(37,588)	(7,496)	(4,076)
Net realized gain (loss)	71,169	(133,499)	87,528
Net change in unrealized appreciation (depreciation) on:
Investment securities	189,583	(123,192)	446,933
Foreign currencies	(9)	4	(1,401)
Net change in unrealized appreciation (depreciation)	189,574	(123,188)	445,532
Net realized and unrealized gain (loss)	260,743	(256,687)	533,060
Net increase (decrease) in net assets resulting from operations	$438,617	$(203,151)	$729,506

53

Statements of Changes in Net Assets

	PowerShares S&P 500® High Beta Portfolio (SPHB)		PowerShares S&P 500® High Dividend Portfolio (SPHD)	PowerShares S&P 500® Low Volatility Portfolio (SPLV)
	Year Ended October 31, 2012	For the Period May 5, 2011(a) to October 31, 2011	For the Period October 12, 2012(a) to October 31, 2012	Year Ended October 31, 2012	For the Period May 5, 2011(a) to October 31, 2011
OPERATIONS:
Net investment income	$545,489	$27,951	$6,578	$48,329,486	$2,292,895
Net realized gain (loss)	1,226,563	(1,000,399)	—	92,296,355	(1,966,060)
Net change in unrealized appreciation (depreciation)	(5,849,508)	(1,402,303)	(44,889)	71,953,517	20,249,594
Net increase (decrease) in net assets resulting from operations	(4,077,456)	(2,374,751)	(38,311)	212,579,358	20,576,429
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(408,266)	(23,608)	—	(48,197,248)	(2,292,895)
Return of capital	—	—	—	—	(462,096)
Total distribution to shareholders	(408,266)	(23,608)	—	(48,197,248)	(2,754,991)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	178,041,023	30,367,142	7,546,688	3,213,044,302	577,059,360
Value of shares repurchased	(77,087,393)	(16,229,018)	—	(1,200,944,271)	(22,247,780)
Transaction fees	—	—	—	—	—
Net increase (decrease) in net assets resulting from shares transactions	100,953,630	14,138,124	7,546,688	2,012,100,031	554,811,580
Increase (Decrease) in Net Assets	96,467,908	11,739,765	7,508,377	2,176,482,141	572,633,018
NET ASSETS:
Beginning of period	11,739,765	—	—	572,633,018	—
End of period	$108,207,673	$11,739,765	$7,508,377	$2,749,115,159	$572,633,018
Undistributed net investment income (loss) at end of period	$141,629	$4,343	$6,578	$132,238	$—
CHANGES IN SHARES OUTSTANDING:
Shares sold	8,500,000	1,400,100	300,001	120,300,000	23,850,100
Shares repurchased	(3,800,000)	(800,000)	—	(45,250,000)	(950,000)
Shares outstanding, beginning of period	600,100	—	—	22,900,100	—
Shares outstanding, end of period	5,300,100	600,100	300,001	97,950,100	22,900,100

(a)  Commencement of Investment Operations.

See Notes to Financial Statements.

54

	PowerShares S&P Emerging Markets High Beta Portfolio (EEHB)	PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)	PowerShares S&P International Developed High Beta Portfolio (IDHB)	PowerShares S&P International Developed Low Volatility Portfolio (IDLV)
	For the Period February 22, 2012(a) to October 31, 2012	For the Period January 11, 2012(a) to October 31, 2012	For the Period February 22, 2012(a) to October 31, 2012	For the Period January 11, 2012(a) to October 31, 2012
OPERATIONS:
Net investment income	$29,105	$177,874	$53,536	$196,446
Net realized gain (loss)	(104,409)	71,169	(133,499)	87,528
Net change in unrealized appreciation (depreciation)	(220,186)	189,574	(123,188)	445,532
Net increase (decrease) in net assets resulting from operations	(295,490)	438,617	(203,151)	729,506
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(14,848)	(62,547)	(28,851)	(99,128)
Return of capital	—	—	—	—
Total distribution to shareholders	(14,848)	(62,547)	(28,851)	(99,128)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	4,942,304	18,587,291	5,024,939	24,370,175
Value of shares repurchased	(2,458,027)	(5,403,343)	(2,532,893)	(5,447,955)
Transaction fees	—	14,876	—	—
Net increase (decrease) in net assets resulting from shares transactions	2,484,277	13,198,824	2,492,046	18,922,220
Increase (Decrease) in Net Assets	2,173,939	13,574,894	2,260,044	19,552,598
NET ASSETS:
Beginning of period	—	—	—	—
End of period	$2,173,939	$13,574,894	$2,260,044	$19,552,598
Undistributed net investment income (loss) at end of period	$9,276	$77,739	$17,241	$102,455
CHANGES IN SHARES OUTSTANDING:
Shares sold	200,001	700,001	200,001	900,001
Shares repurchased	(100,000)	(200,000)	(100,000)	(200,000)
Shares outstanding, beginning of period	—	—	—	—
Shares outstanding, end of period	100,001	500,001	100,001	700,001

55

Financial Highlights

PowerShares S&P 500® High Beta Portfolio (SPHB)

	Year Ended October 31, 2012	For the Period May 2, 2011(a) through October 31, 2011
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$19.56	$25.00
Net investment income(b)	0.19	0.07
Net realized and unrealized gain (loss) on investments	0.81 (c)	(5.42)
Total from investment operations	1.00	(5.35)
Distributions to shareholders from:
Net investment income	(0.14)	(0.09)
Net asset value at end of period	$20.42	$19.56
Share price at end of period(d)	$20.41	$19.58
NET ASSET VALUE, TOTAL RETURN(e)	5.17%	(21.41	)%(f)
SHARE PRICE TOTAL RETURN(e)	5.01%	(21.33	)%(f)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$108,208	$11,740
Ratio to average net assets of:
Expenses	0.25%	0.25	%(g)
Net investment income	0.93%	0.75	%(g)
Portfolio turnover rate(h)	31%	16%

PowerShares S&P 500® High Dividend Portfolio (SPHD)

	For the Period October 12, 2012(a) through October 31, 2012
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$25.00
Net investment income(b)	0.04
Net realized and unrealized gain on investments	(0.01)
Total from investment operations	0.03
Net asset value at end of period	$25.03
Share price at end of period(d)	$25.04
NET ASSET VALUE, TOTAL RETURN(e)	0.12	%(i)
SHARE PRICE TOTAL RETURN(e)	0.16	%(i)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$7,508
Ratio to average net assets of:
Expenses	0.30	%(g)
Net investment income	5.03	%(g)
Portfolio turnover rate(h)	—%

(a)  Commencement of Investment Operations.

(b)  Based on average shares outstanding.

(c)  Due to timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund's change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.

(d)  The mean between the last bid and ask prices.

(e)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and the sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)  The net asset value total return from Fund Inception (May 5, 2011, the first day of trading on the Exchange) to October 31, 2011 was (18.78)%. The share price total return from Fund Inception to October 31, 2011 was (18.66)%.

(g)  Annualized.

(h)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

(i)  The net asset value total return from Fund Inception (October 18, 2012, the first day of trading on the Exchange) to October 31, 2012 was (2.34)%. The share price total return from Fund Inception to October 31, 2012 was (2.34)%.

See Notes to Financial Statements.

56

Financial Highlights (Continued)

PowerShares S&P 500® Low Volatility Portfolio (SPLV)

	Year Ended October 31, 2012	For the Period May 2, 2011(a) through October 31, 2011
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$25.01	$25.00
Net investment income(b)	0.80	0.33
Net realized and unrealized gain on investments	3.07	0.07
Total from investment operations	3.87	0.40
Distributions to shareholders from:
Net investment income	(0.81)	(0.32)
Return of capital	—	(0.07)
Total distribution	(0.81)	(0.39)
Net asset value at end of period	$28.07	$25.01
Share price at end of period(c)	$28.08	$25.04
NET ASSET VALUE, TOTAL RETURN(d)	15.70%	1.66	%(e)
SHARE PRICE TOTAL RETURN(d)	15.60%	1.78	%(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$2,749,115	$572,633
Ratio to average net assets of:
Expenses	0.25%	0.25	%(f)
Net investment income	2.95%	2.83	%(f)
Portfolio turnover rate(g)	17%	12%

PowerShares S&P Emerging Markets High Beta Portfolio (EEHB)

	For the Period February 22, 2012(a) through October 31, 2012
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$25.00
Net investment income(b)	0.29
Net realized and unrealized gain (loss) on investments	(3.40)
Total from investment operations	(3.11)
Distributions to shareholders from:
Net investment income	(0.15)
Net asset value at end of period	$21.74
Share price at end of period(c)	$21.78
NET ASSET VALUE, TOTAL RETURN(d)	(12.44	)%(h)
SHARE PRICE TOTAL RETURN(d)	(12.27	)%(h)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$2,174
Ratio to average net assets of:
Expenses, after waivers	0.29	%(f)
Expenses, prior to waiver	0.45	%(f)
Net investment income	1.97	%(f)
Portfolio turnover rate(g)	47%

(a)  Commencement of Investment Operations.

(b)  Based on average shares outstanding.

(c)  The mean between the last bid and ask prices.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and the sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)  The net asset value total return from Fund Inception (May 5, 2011, the first day of trading on the Exchange) to October 31, 2011 was 2.52%. The share price total return from Fund Inception to October 31, 2011 was 2.65%.

(f)  Annualized.

(g)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

(h)  The net asset value total return from Fund Inception (February 24, 2012, the first day of trading on the Exchange) to October 31, 2012 was (12.47)%. The share price total return from Fund Inception to October 31, 2012 was (13.04)%.

See Notes to Financial Statements.

57

Financial Highlights (Continued)

PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)

	For the Period January 11, 2012(a) through October 31, 2012
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$25.00
Net investment income(b)	0.65
Net realized and unrealized gain on investments	1.64
Total from investment operations	2.29
Distributions to shareholders from:
Net investment income	(0.19)
Transaction fees(b)	0.05
Net asset value at end of period	$27.15
Share price at end of period(c)	$27.03
NET ASSET VALUE, TOTAL RETURN(d)	9.37	%(e)
SHARE PRICE TOTAL RETURN(d)	8.88	%(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$13,575
Ratio to average net assets of:
Expenses, after waivers	0.29	%(f)
Expenses, prior to waiver	0.45	%(f)
Net investment income	3.09	%(f)
Portfolio turnover rate(g)	50%

PowerShares S&P International Developed High Beta Portfolio (IDHB)

	For the Period February 22, 2012(a) through October 31, 2012
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$25.00
Net investment income(b)	0.54
Net realized and unrealized gain (loss) on investments	(2.65)
Total from investment operations	(2.11)
Distributions to shareholders from:
Net investment income	(0.29)
Net asset value at end of period	$22.60
Share price at end of period(c)	$22.73
NET ASSET VALUE, TOTAL RETURN(d)	(8.30	)%(h)
SHARE PRICE TOTAL RETURN(d)	(7.78	)%(h)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$2,260
Ratio to average net assets of:
Expenses, after waivers	0.25	%(f)
Expenses, prior to waiver	0.35	%(f)
Net investment income	3.60	%(f)
Portfolio turnover rate(g)	35%

(a)  Commencement of Investment Operations.

(b)  Based on average shares outstanding.

(c)  The mean between the last bid and ask prices.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and the sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)  The net asset value total return from Fund Inception (January 13, 2012, the first day of trading on the Exchange) to October 31, 2012 was 11.19%. The share price total return from Fund Inception to October 31, 2012 was 9.85%.

(f)  Annualized.

(g)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

(h)  The net asset value total return from Fund Inception (February 24, 2012, the first day of trading on the Exchange) to October 31, 2012 was (9.43)%. The share price total return from Fund Inception to October 31, 2012 was (9.59)%.

See Notes to Financial Statements.

58

Financial Highlights (Continued)

PowerShares S&P International Developed Low Volatility Portfolio (IDLV)

	For the Period January 11, 2012(a) through October 31, 2012
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$25.00
Net investment income(b)	0.73
Net realized and unrealized gain on investments	2.55
Total from investment operations	3.28
Distributions to shareholders from:
Net investment income	(0.35)
Net asset value at end of period	$27.93
Share price at end of period(c)	$27.88
NET ASSET VALUE, TOTAL RETURN(d)	13.22	%(e)
SHARE PRICE TOTAL RETURN(d)	13.01	%(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$19,553
Ratio to average net assets of:
Expenses, after waivers	0.25	%(f)
Expenses, prior to waiver	0.35	%(f)
Net investment income	3.40	%(f)
Portfolio turnover rate(g)	41%

(a)  Commencement of Investment Operations.

(b)  Based on average shares outstanding.

(c)  The mean between the last bid and ask prices.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and the sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)  The net asset value total return from Fund Inception (January 13, 2012, the first day of trading on the Exchange) to October 31, 2012 was 14.23%. The share price total return from Fund Inception to October 31, 2012 was 13.51%.

(f)  Annualized.

(g)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

59

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the "Trust") was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As of October 31, 2012, the Trust offered sixty portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares S&P 500® High Beta Portfolio (SPHB)	"S&P 500® High Beta Portfolio"
PowerShares S&P 500® High Dividend Portfolio (SPHD)	"S&P 500® High Dividend Portfolio"
PowerShares S&P 500® Low Volatility Portfolio (SPLV)	"S&P 500® Low Volatility Portfolio"
PowerShares S&P Emerging Markets High Beta Portfolio (EEHB)	"S&P Emerging Markets High Beta Portfolio"
PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)	"S&P Emerging Markets Low Volatility Portfolio"
PowerShares S&P International Developed High Beta Portfolio (IDHB)	"S&P International Developed High Beta Portfolio"
PowerShares S&P International Developed Low Volatility Portfolio (IDLV)	"S&P International Developed Low Volatility Portfolio"

Each portfolio (each, a "Fund" and collectively, the "Funds") represents a separate series of the Trust. The shares of the Funds are referred to herein as "Shares" or "Fund's Shares." Each Fund's Shares are listed and traded on NYSE Arca, Inc.

The market prices of each Fund's Shares may differ to some degree from the Fund's net asset value ("NAV"). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a "Creation Unit." Creation Units are issued and redeemed generally in-kind for securities included in each Fund's relevant index. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an "Underlying Index"):

Fund	Index
S&P 500® High Beta Portfolio	S&P 500® High Beta Index
S&P 500® High Dividend Portfolio	S&P 500® Low Volatility High Dividend Index
S&P 500® Low Volatility Portfolio	S&P 500® Low Volatility Index
S&P Emerging Markets High Beta Portfolio	S&P BMI Emerging Markets High Beta Index
S&P Emerging Markets Low Volatility Portfolio	S&P BMI Emerging Markets Low Volatility Index
S&P International Developed High Beta Portfolio	S&P BMI International Developed High Beta Index
S&P International Developed Low Volatility Portfolio	S&P BMI International Developed Low Volatility

60

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. Listed options, if no closing price is available, are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices.

Investments in open-end registered investment companies not traded on an exchange are valued at the end-of-day NAV per share.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities' (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange ("NYSE"), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be

61

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize an investing strategy that seeks returns in excess of each Fund's respective Underlying Index. Therefore, a Fund would not necessarily sell a security unless that security is removed from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Non-Diversified Fund Risk. Because each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund's performance.

Non-Correlation Risk. A Fund's return may not match the return of its Underlying Index for a number of reasons. For example, a Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying

62

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

Index may vary due to asset valuation differences and differences between each Fund's portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Concentration Risk. A significant percentage of an Underlying Index may be comprised of issuers in a single industry or sector of the economy. If a Fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.

Emerging Markets Securities Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Sampling Risk. The Fund's use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), applicable to regulated investment companies and to distribute substantially all of the Fund's taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These timing differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

63

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date net of foreign taxes withheld, if any. Interest income is recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-dividend date. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

E. Expenses

Each Fund has agreed to pay an annual unitary management fee to Invesco PowerShares Capital Management LLC (the "Adviser"). The Adviser has agreed to pay substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, and other extraordinary expenses.

F. Dividends and Distributions to Shareholders

Each Fund (except for S&P 500® Low Volatility Portfolio) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. S&P 500® Low Volatility Portfolio declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. Each Fund distributes net realized taxable capital gains, if any, generally annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund's financial statements as a tax return of capital at fiscal period-end.

G. Change in Accounting Policy – Equalization

The Funds previously followed the accounting practice known as equalization. Equalization accounting is utilized for book purposes to keep the continuing shareholders' per share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital shares. During the year ended October 31, 2012, all Funds discontinued the practice of equalization accounting for book purposes. The prior period financial statements have been restated to reflect the accounting change.

The change in policy has been accounted for in accordance with ASC 250 "Accounting Changes and Error Corrections." The change was implemented for consistent application of book and tax treatment related to the Funds' distributions. The result of the policy change did not have an impact on the Funds' net assets, net increase/decrease in net assets resulting from operations or per share net asset value. Additionally, the change does not have an impact on the amount or tax character of a Funds' distributions to shareholders or net asset value total return.

For financial reporting purposes, the amounts were reported in the Statements of Changes in Net Assets as "Undistributed net investment income (loss) included in the price of units issued and redeemed" as a

64

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

component of the "Net Increase (Decrease) in net assets resulting from operations" with an offsetting amount included in "Net income (loss) equalization" included in the subtotal "Net Increase (Decrease) in net assets resulting from share transactions" The amount of equalization charges or credits previously reported and the amount in the current period had the change not been made were as follows:

	Statements of Changes in Net Assets Net income (loss) equalization*
	For the year ended October 31, 2012	For the Period May 2, 2011 through October 31, 2011
S&P 500® High Beta Portfolio	$(231,424)	$7,782
S&P Emerging Markets Low Volatility Portfolio	(34,085)	—
S&P International Developed Low Volatility Portfolio	(173,446)	—

* An equal offsetting amount was made to the operations section of the Statements of Changes in Net Assets.

The per share impact of the net equalization charges and credits disclosed in previous financial statements and the amount in the current period had the change not been made were as follows:

	Financial Highlights
	For the year ended October 31, 2012	For the Period May 2, 2011 through October 31, 2011
S&P 500® High Beta Portfolio	$0.08	$(0.02)
S&P Emerging Markets Low Volatility Portfolio	0.13	—
S&P International Developed Low Volatility Portfolio	0.65	—

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services.

The Adviser has agreed to pay substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

	% of Average of Daily Net Assets
S&P 500® High Beta Portfolio	0.25%
S&P 500® High Dividend Portfolio	0.30%
S&P 500® Low Volatility Portfolio	0.25%
S&P Emerging Markets High Beta Portfolio	0.45	%*
S&P Emerging Markets Low Volatility Portfolio	0.45	%*
S&P International Developed High Beta Portfolio	0.35	%**
S&P International Developed Low Volatility Portfolio	0.35	%**

*  The Adviser has agreed to waive a portion of its unitary management fee until April 20, 2013. After giving effect to such waiver, the Fund's net unitary management fee is 0.29% of its average daily net assets. The fee waiver may be modified or terminated by the Adviser at its discretion after April 20, 2013.

65

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

**  The Adviser has agreed to waive a portion of its unitary management fee until April 20, 2013. After giving effect to such waiver, the Fund's net unitary management fee is 0.25% of its average daily net assets. The fee waiver may be modified or terminated by the Adviser at its discretion after April 20, 2013.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the "Distributor"), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with Standard & Poor's Financial Services LLC (the "Licensor"). Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use with the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust's sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor and the Licensor makes no representation regarding the advisability of investing in any of these Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Affiliated Securities

The Adviser of S&P 500® High Beta Portfolio is a subsidiary of Invesco Ltd. and therefore considered to be affiliated. The table below shows transactions in and earnings from investments in Invesco Ltd. for the fiscal year ended October 31, 2012

	Value October 31, 2011	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2012	Dividend Income
Invesco Ltd	$134,770	$2,007,842	$(903,691)	$(15,203)	$44,740	$1,268,458	$15,599

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

66

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of October 31, 2012, the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During Fiscal Years Ended October 31, 2012 and 2011:

	2012	2011
	Ordinary Income	Ordinary Income	Return of Capital
S&P 500® High Beta Portfolio	$408,266	$23,608	$—
S&P 500® High Dividend Portfolio	—	—	—
S&P 500® Low Volatility Portfolio	48,197,248	2,292,895	462,096
S&P Emerging Markets High Beta Portfolio	14,848	—	—
S&P Emerging Markets Low Volatility Portfolio	62,547	—	—
S&P International Developed High Beta Portfolio	28,851	—	—
S&P International Developed Low Volatility Portfolio	99,128	—	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
S&P 500® High Beta Portfolio	$141,629	$(7,884,062)	$(2,466,230)	$118,416,336	$108,207,673
S&P 500® High Dividend Portfolio	6,578	(44,889)	—	7,546,688	7,508,377
S&P 500® Low Volatility Portfolio	132,238	88,251,369	(5,859,469)	2,666,591,021	2,749,115,159
S&P Emerging Markets High Beta Portfolio	9,276	(226,753)	(99,549)	2,490,965	2,173,939
S&P Emerging Markets Low Volatility Portfolio	81,700	171,106	(9,943)	13,332,031	13,574,894
S&P International Developed High Beta Portfolio	18,912	(127,576)	(131,823)	2,500,531	2,260,044
S&P International Developed Low Volatility Portfolio	178,604	359,383	(31,204)	19,045,815	19,552,598

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. The Regulated Investment Company Modernization Act of 2010 (the "Act") eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as
67

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under Internal Revenue Code rules and related regulations based on the results of future transactions.

The Funds listed below have a short-term and a long-term capital loss carryforward as of October 31, 2012 which is not subject to expiration:

	Capital Loss Carryforward
	Short-Term	Long-Term	Total*
S&P 500® High Beta Portfolio	$2,438,178	$28,052	$2,466,230
S&P 500® High Dividend Portfolio	—	—	—
S&P 500® Low Volatility Portfolio	5,859,469	—	5,859,469
S&P Emerging Markets High Beta Portfolio	99,549	—	99,549
S&P Emerging Markets Low Volatility Portfolio	9,943	—	9,943
S&P International Developed High Beta Portfolio	131,823	—	131,823
S&P International Developed Low Volatility Portfolio	31,204	—	31,204

*  Capital loss carryforwad as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

Note 7. Investment Transactions

For the fiscal year ended October 31, 2012, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
S&P 500® High Beta Portfolio	$18,106,300	$18,157,599
S&P 500® High Dividend Portfolio	—	—
S&P 500® Low Volatility Portfolio	282,876,364	284,249,448
S&P Emerging Markets High Beta Portfolio	3,589,163	1,020,694
S&P Emerging Markets Low Volatility Portfolio	12,627,126	3,744,355
S&P International Developed High Beta Portfolio	3,276,593	770,220
S&P International Developed Low Volatility Portfolio	3,681,787	3,362,020

For the fiscal year ended October 31, 2012, in-kind transactions associated with creations and redemptions were as follows:

	Securities Received	Securities Delivered
S&P 500® High Beta Portfolio	$178,155,934	$77,048,725
S&P 500® High Dividend Portfolio	7,545,216	—
S&P 500® Low Volatility Portfolio	3,216,161,154	1,203,823,153
S&P Emerging Markets High Beta Portfolio	26,953	105,097
S&P Emerging Markets Low Volatility Portfolio	5,522,433	1,141,661
S&P International Developed High Beta Portfolio	108,215	109,592
S&P International Developed Low Volatility Portfolio	20,090,447	1,410,239

68

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At October 31, 2012, the aggregate cost and the net unrealized appreciation (depreciation) of investment for tax purposes were as follows:

	Cost	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
S&P 500® High Beta Portfolio	$116,083,840	$(7,884,062)	$2,039,867	$(9,923,929)
S&P 500® High Dividend Portfolio	7,545,375	(44,889)	20,949	(65,838)
S&P 500® Low Volatility Portfolio	2,659,597,287	88,251,369	113,448,348	(25,196,979)
S&P Emerging Markets High Beta Portfolio	2,398,317	(227,769)	59,154	(286,923)
S&P Emerging Markets Low Volatility Portfolio	13,390,769	171,115	642,715	(471,600)
S&P International Developed High Beta Portfolio	2,385,531	(127,580)	88,943	(216,523)
S&P International Developed Low Volatility Portfolio	19,177,730	360,782	592,388	(231,606)

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and utilization of book equalization, on October 31, 2012, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2012, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
S&P 500® High Beta Portfolio	$63	$(4,190,362)	$4,190,299
S&P 500® High Dividend Portfolio	—	—	—
S&P 500® Low Volatility Portfolio	—	(99,777,470)	99,777,470
S&P Emerging Markets High Beta Portfolio	(4,981)	(1,707)	6,688
S&P Emerging Markets Low Volatility Portfolio	(37,588)	(95,619)	133,207
S&P International Developed High Beta Portfolio	(7,444)	(1,041)	8,485
S&P International Developed Low Volatility Portfolio	5,137	(128,732)	123,595

Note 9. Trustees' Fees

The Funds compensate each Trustee who is not an "interested person" as defined in the 1940 Act (an "Independent Trustee"). The Adviser, as a result of the unitary management fee, pays for such compensation. Each Trustee who is an "interested person" (the "Non-Independent Trustee") of the Trust does not receive any Trustees' fees.

69

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2012

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a "Participating Trustee") may defer receipt of all or a portion of his compensation ("Deferral Fees"). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected.

Note 10. Capital

Shares are created and redeemed by the Trust only in Creation Units of 50,000 Shares (100,000 Shares of S&P Emerging Markets High Beta Portfolio, S&P Emerging Markets Low Volatility Portfolio, S&P International Developed High Beta Portfolio and S&P International Developed Low Volatility Portfolio). Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. Cash may be substituted equivalent to the value of certain securities, generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. Transactions in a Fund's Shares are disclosed in detail on the Statements of Changes in Net Assets.

S&P Emerging Markets Low Volatility Portfolio charges fixed and variable transactions fees for creations and redemptions which are treated as increases in capital.

Note 11. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

70

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares S&P 500 High Beta Portfolio, PowerShares S&P 500 High Dividend Portfolio, PowerShares S&P 500 Low Volatility Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio and PowerShares S&P International Developed Low Volatility Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust II, hereafter referred to as the "Funds") at October 31, 2012, the results of each of their operations for the period then ended, and the change in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 2G of the Notes to Financial Statements, the Funds changed their accounting policy to discontinue the use of equalization accounting for book purposes.

/s/ PricewaterhouseCoopers LLP
Chicago, IL
December 21, 2012

71

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

Each Fund reports the following amounts or, if subsequently determined to be different, the maximum amount allowable during the fiscal year ended to October 31, 2012:

Federal Income Tax Information

	Qualified Dividend Income*	Corporate Dividend Received Deduction*
S&P 500® High Beta Portfolio	100%	99%
S&P 500® High Dividend Portfolio	0%	0%
S&P 500® Low Volatility Portfolio	100%	100%
S&P Emerging Markets High Beta Portfolio	100%	100%
S&P Emerging Markets Low Volatility Portfolio	100%	100%
S&P International Developed High Beta Portfolio	100%	100%
S&P International Developed Low Volatility Portfolio	86%	86%

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Gross Foreign Income	Foreign Taxes Paid
S&P 500® High Beta Portfolio	$—	$—
S&P 500® High Dividend Portfolio	—	—
S&P 500® Low Volatility Portfolio	—	—
S&P Emerging Markets High Beta Portfolio	36,971	3,605
S&P Emerging Markets Low Volatility Portfolio	216,149	21,561
S&P International Developed High Beta Portfolio	65,893	8,628
S&P International Developed Low Volatility Portfolio	—	—

  *  The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

72

Trustees and Officers

The Independent Trustees, the Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by a Trustee are shown below.

The Trustees and officers information is current as of October 31, 2012.

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge (54) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	122	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's 60 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

73

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Todd J. Barre (54) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	122	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's 60 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

74

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole (52) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chief Financial Officer, Hope Network (social services) (2008-2012); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004).	122	None
Philip M. Nussbaum (50) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	122	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's 60 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

75

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Donald H. Wilson (52) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman of the Board and Trustee	Chairman Since 2012; Trustee Since 2007	Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	122	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's 60 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

76

Trustees and Officers (Continued)

The Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustees and the other directorships, if any, held by the Trustees are shown below.

Name, Address and Age of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustees	Other Directorships Held by Non-Independent Trustees During the Past 5 Years
H. Bruce Bond (49) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2006	Chairman, Invesco PowerShares Capital Management LLC (2009-Present); formerly, Managing Director, Invesco PowerShares Capital Management LLC (2002-2009); Manager, Nuveen Investments (1998-2002).	122	None

  *  This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's 60 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

77

Trustees and Officers (Continued)

Name, Address and Age of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustees	Other Directorships Held by Non-Independent Trustees During the Past 5 Years
Kevin M. Carome (56) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E. Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director and General Counsel, Invesco Ltd. (2006-Present); formerly, Senior Vice President and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	122	None

  *  This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's 60 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

78

Trustees and Officers (Continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (38) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046	President	Since 2009

Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company's North American Institutional and Retirement divisions (2002-2007).

Benjamin Fulton (51) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009

Executive Vice President – Global Product Development, Invesco PowerShares Capital Management LLC (2005-Present); formerly, principal of Clermont Consulting, a consulting firm focused on the creation and development of retail investment products (2003-2005); President and a founding partner of Claymore Securities, a financial services firm in the Chicagoland area (2001-2003); Managing Director of Structured Investments at Nuveen Investments (1998-2001).

Peter Hubbard (31) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009

Vice President and Director of Portfolio Management – Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren (55) Invesco Canada Ltd. 5140 Yonge Street Suite 900 Toronto, Ontario M2N 6X7	Vice President	Since 2009

Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

79

Trustees and Officers (Continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Christopher Joe (42) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	U.S. Compliance Director, Invesco, Ltd.; Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser); formerly, Assistant Fund Accounting Manager, Invesco, Ltd.
Sheri Morris (48) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Treasurer	Since 2012

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; formerly, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia (38) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Secretary	Since 2011

Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

80

Board Considerations Regarding Approval of Investment Advisory Agreement for PowerShares Fundamental Emerging Markets Local Debt Portfolio and PowerShares S&P 500® High Dividend Portfolio

At a meeting held on September 13, 2012, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust II (the "Trust"), including the Independent Trustees, approved the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the "Adviser") and the Trust for the PowerShares Fundamental Emerging Markets Local Debt Portfolio and PowerShares S&P 500® High Dividend Portfolio (each, a "Fund" and together, the "Funds").

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services to be provided, (ii) the costs of services to be provided and estimated profits to be realized by the Adviser, (iii) the extent to which economies of scale may be realized as a Fund grows, (iv) whether the fee level reflects any possible economies of scale for the benefit of Fund shareholders, (v) comparisons of services rendered and amounts paid to other registered investment companies and (vi) any benefits to be realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser's services, the Trustees reviewed information concerning the functions to be performed by the Adviser for the Funds, information describing the Adviser's current organization and staffing, including operations assistance provided by the Adviser's parent organization, Invesco Ltd., and the background and experience of the persons who will be responsible for the day-to-day management of each Fund, and considered the quality of services provided by the Adviser to other exchange-traded funds ("ETFs"). The Trustees also reviewed information related to the Adviser's portfolio transaction policies and procedures, as well as reports on the correlation and tracking error between the underlying indexes and the performance of other ETFs for which the Adviser serves as investment adviser.

The Trustees also considered the services to be provided by the Adviser in its oversight of the Funds' administrator, custodian and transfer agent. They noted the significant amount of time and effort that had been devoted to this oversight function for the other ETFs and that was expected to be provided for the Funds.

Based on their review, the Trustees concluded that the nature, extent and quality of services to be provided by the Adviser to each Fund under the Investment Advisory Agreement were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund's proposed advisory fee, as compared to information compiled from Lipper Inc. databases on the average and median net expense ratios of comparable ETF peers, as well as the average and median net expense ratios of each Fund's Lipper peer group, which includes ETF and non-ETF funds. The Trustees also noted the information compiled by the Adviser from Lipper Inc. databases on the advisory fees and net expense ratios of various types of ETFs and open-end actively managed funds that they had received in connection with the 2012 contract renewal process for other ETFs for which the Adviser serves as investment adviser. The Trustees noted that the proposed annual advisory fee to be charged to each Fund was a unitary fee, and that the Adviser has agreed to pay all other expenses of such Fund except brokerage commissions and other trading expenses, taxes, interest and extraordinary expenses. The Trustees noted that each Fund's proposed unitary advisory fee generally was equal to or

81

Board Considerations Regarding Approval of Investment Advisory Agreement for PowerShares Fundamental Emerging Markets Local Debt Portfolio and PowerShares S&P 500® High Dividend Portfolio (Continued)

lower than the average and median advisory fees and net expense ratios of the ETFs in its ETF universe and was generally lower than the average and median advisory fees and net expense ratios of such Fund's Lipper peer group. The Trustees considered each Fund's proposed advisory fee in light of the higher administrative, operational and management oversight costs. The Trustees also noted that each Fund's licensing fee was payable out of the unitary fee to be charged to such Fund. The Board concluded that the unitary advisory fee to be charged to each Fund is reasonable and appropriate in light of the services expected to be provided.

In conjunction with their review of the unitary advisory fee, the Trustees also considered information provided by the Adviser on the costs of services for the Funds and the fees to be paid by the Adviser. The Trustees considered information provided by the Adviser on its profitability, as well as any profits or losses realized by the Adviser from its relationship with other ETFs for which it serves as investment adviser. The Trustees concluded that the estimated profits to be realized by the Adviser with respect to each Fund appeared to be reasonable in comparison with the cost of providing investment advisory services to such Fund.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but that a unitary fee provides certainty in expenses for the Funds. The Trustees considered whether the advisory fee rate for each Fund is reasonable in relation to the projected asset size of such Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it would derive from its relationships with the Funds, and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

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PROXY VOTING POLICIES AND PROCEDURES

A description of the Trust's proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission's ("Commission") website at www.sec.gov.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust's Form N-PX on the Commission's website at www.sec.gov.

QUARTERLY PORTFOLIOS

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available on the Commission's website at www.sec.gov. The Trust's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.invescopowershares.com

© 2012 Invesco PowerShares Capital Management LLC  P-PS-AR-12

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer.  This Code is filed as an exhibit to this report on Form N-CSR under Item 12(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended October 31, 2012.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has three “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Mr. Philip M. Nussbaum, and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation.   Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4. Principal Accountant Fees and Services.

PricewaterhouseCoopers LLP (“PwC”) billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed by PwC for Services Rendered to the Registrant for fiscal year end 2012	Percentage of Services Approved for fiscal year end 2012 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed by PwC for Services Rendered to the Registrant for fiscal year end 2011	Percentage of Services Approved for fiscal year end 2011 Pursuant to Waiver of Pre- Approval Requirement(1)

Audit Fees	$999,825	N/A	$818,250	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$471,143	0%	$364,646	0%
All Other Fees	$0	0%	$0	0%
Total Fees	$1,470,968	0%	$1,182,896	0%

PwC billed the Registrant aggregate fees of $471,143 for the fiscal year ended October 31, 2012 and $364,646 for the fiscal year ended October 31, 2011, for non-audit services rendered to the Registrant.

(1)           For the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant during  the  fiscal year in which the services are provided; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)           Tax fees for the fiscal year ended October 31, 2012 include fees billed for reviewing tax returns, excise tax returns and  excise tax distributions calculations.   Tax fees for the fiscal year ended October 31, 2011 included fees billed for reviewing tax returns, excise tax returns and excise tax distribution calculations.

PwC did not bill any fees for non-audit services rendered to the Registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant for the fiscal years ended October 31, 2012 and October 31, 2011.

Audit Committee Pre Approval Policies and Procedures

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As Adopted by the Audit Committee of
the PowerShares Funds (the “Funds”)

June 26, 2009

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”).  As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting.  The SEC Rules also specify the types of services that an Auditor may not provide to its audit client.  The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”).  As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made.  The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services for engagements of less than $20,000.  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements.  The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide.  Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations.  The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.               Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.               The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.              Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.               Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.               Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee.  Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made.  The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor.  The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered.  The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed at the next quarterly scheduled Audit Committee meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service.  The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures.  The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring.  Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•                  Bookkeeping or other services related to the accounting records or financial statements of the audit client

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any service or product provided for a contingent fee or a commission

•                  Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•                  Tax services for persons in financial reporting oversight roles at the Fund

•                  Any other service that the Public Company Oversight Board determines by regulation is impermissible.

Item  5. Audit Committee of Listed Registrants.

The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists of the independent trustees. The Audit Committee members are Ronn R. Bagge, Todd J. Barre, Marc M. Kole, Philip M. Nussbaum, and Donald H. Wilson.

Item 6. Schedule of Investments.

The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

a)                             Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

b)                             There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item  12. Exhibits.

(a)(1)      Code of Ethics.

(a)(2)      Certifications of the Registrant’s President and Treasurer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)  Not applicable.

(b)           Certifications of the Registrant’s President and Treasurer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PowerShares Exchange-Traded Fund Trust II

By:	/s/ Andrew Schlossberg

Name:	Andrew Schlossberg
Title:	President

Date:	January 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Schlossberg

Name:	Andrew Schlossberg
Title:	President

Date:	January 3, 2013

By:	/s/ Sheri L. Morris

Name:	Sheri L. Morris
Title:	Treasurer

Date:	January 3, 2013